UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman Wells Fargo Funds Management, LLC 525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: June 30, 2012

Date of reporting period: June 30, 2012

ITEM 1.	REPORT TO SHAREHOLDERS

Wells Fargo Advantage

California Limited-Term Tax-Free Fund

Annual Report

June 30, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $207 billion in assets under management, as of June 30, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage California Limited-Term Tax-Free Fund for the 12-month period that ended June 30, 2012. The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and a great amount of uncertainty regarding sovereign debt risk—both here and in Europe. In this environment, municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade2 municipal bonds throughout the country, gained 9.90% for the period.

The economy grew, but the recovery has only been modest.

The U.S. is three years into a modest economic recovery, but several factors held back growth despite the Federal Reserve’s (Fed) accommodative monetary policy. In Europe, much uncertainty remained about the outcome of the eurozone debt crisis and whether policymakers will be able to resolve it without any countries defaulting or leaving the euro. In addition, Europe has again entered a recession. In Asia, China’s economy slowed. Here at home, the federal budget deficit and a potential “fiscal cliff”, which describes the possible effect of higher taxes resulting from the expiration of several tax cuts and the implementation of federal spending reduction measures have added uncertainty. Finally, U.S. homebuilding is only in the early stages of a recovery.

In an effort to further bolster the economy, especially the labor market, the Fed has indicated its commitment to maintaining a highly accommodative monetary policy. Based on public statements and its actions, the Fed appears to believe that economic conditions warrant an extremely low federal funds target rate—a short-term bank lending rate—which may remain near 0% through late 2014. The Fed also apparently plans to continue its “Operation Twist,” which involves buying U.S. Treasury securities with maturities greater than six years and selling U.S. Treasury securities with maturities less than three years, in an effort to keep longer-term interest rates low.

A demand for relative safe-haven securities led to ultra-low interest rates.

Interest rates as measured by 10-year U.S. Treasury yields declined 150 basis points (100 bps equals 1.00%) over the past year to nearly 1.5% at the end of June 2012, a modern-era record low. Not only has the Fed been successful in

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	3

engineering low interest rates, but investors have rushed to buy U.S. Treasury securities as a relative safe-haven asset in the midst of uncertainty surrounding the European debt crisis. Even the downgrade of the U.S. Government’s credit rating by Standard & Poor’s last August did not dampen enthusiasm for U.S. debt. Meanwhile, municipal bonds also benefited in each of the past four quarters as yields declined.

Municipal creditworthiness benefited from stronger economic growth.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations. As of the first quarter of 2012, the U.S. Census Bureau released figures showing that state and local municipalities have had 10 consecutive quarters of combined revenue growth. These revenues were driven by stronger general sales and individual income tax collections.

Difficult decisions have also been made by municipalities to restructure their balance sheets. While many states balanced their budgets by passing costs to local issuers, a number of local governments have made tough decisions to cut spending and balance their budgets despite the hard times. Looking to the future, 43 states have also taken steps over the past three years to shore up their long-term finances by enacting changes to their state retirement plans for their public employees and teachers.

While the overall credit strength of the municipal market is improving, several cities have filed for bankruptcy protection. Our credit research team has given us the capacity to closely monitor these situations and discerning the difference between municipal securities that are directly affected and those that are not. Additionally, while our municipal income funds are not immune from the effects of bankruptcy of municipal issuers, our shareholders should know that the bulk of our funds’ holdings are in revenue bonds, which have their own dedicated income sources.

Our message to our shareholders remains the same.

We believe a long-term investment strategy is the key to ensuring our shareholders reach their financial goals. Despite record-low interest rates, we see opportunity in sectors where yields remain generous relative to U.S. Treasury yields, such as A- and BBB-rated municipal bonds2. The capabilities of our credit research team and our relative-value approach to managing investments with a focus on duration3, yield curve4, sector, and issuer selection remain in place. Together with our investment expertise and your commitment to reaching your financial goals, we’ll go far.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations.

3.	Duration is a measurement of the sensitivity of a bond’s price to changes in Treasury yields. A Fund’s duration is the weighted-average of duration of the bonds in the portfolio. Duration should be interpreted as the approximate change in a bond’s (or Fund’s) price for a 100 bps change in Treasury yields.

4.	A graphical representation of fixed income security yields (usually U.S. Treasuries) at their respective maturities, starting with the shortest time to maturity and sequentially plotting in a line chart to the longest maturity.

4	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Letter to Shareholders (Unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to Shareholders

At a meeting held on August 15-16, 2012, the Board of Trustees approved certain changes to the load schedules and to the contingent deferred sales charges (“CDSC”). Effective November 1, 2012, the following load schedules and CDSCs will apply to new purchases of Class A shares.

Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $50,000	2.00%	2.04%	1.75%
$50,000 - $99,999	1.50%	1.52%	1.25%
$100,000 - $249,999	1.00%	1.01%	0.75%
$250,000 - $499,999	0.50%	0.50%	0.40%
$500,000 and over[1]	0.00%	0.00%	0.40%

[1]

We will assess a 0.40% CDSC on Class A share purchases of $500,000 or more if they are redeemed within twelve months from the date of purchase. Certain exceptions apply. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

For redemptions of Class A shares purchased prior to November 1, 2012, the CDSC terms that were in place at the time of purchase will continue to apply.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

Performance Highlights (Unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	5

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Terry J. Goode

Adrian Van Poppel

FUND INCEPTION

November 18, 1992

12 MONTH TOTAL RETURN AS OF JUNE 30, 2012
Class A (Excluding Sales Charges)	4.41%
Barclays 1-5 Year Municipal Blend Index[1]	3.14%
Barclays 1-5 Year California Municipal Blend Index[2]	2.97%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. The Adviser has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 0.80% for Class A shares. The Fund’s gross and net expense ratios are 0.86% and 0.81%, respectively, for Class A shares, as stated in the most recent prospectus. Without these reductions, the Fund’s returns would have been lower.

1.	The Barclays 1-5 Year Municipal Blend Index is the 1-5 Year Blend Component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

2.	The Barclays 1-5 Year California Municipal Blend Index is the 1-5 Year Blend Component of the Barclays California Municipal Bond Index. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage California Limited-TermTax-Free Fund Class A shares for the most recent ten years with the Barclays 1-5 Year Municipal Blend Index and the Barclays 1-5 Year California Municipal Blend Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

6	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares (excluding sales charges) outperformed its benchmarks, the Barclays 1-5 Year Municipal Blend Index and the Barclays 1-5 Year California Municipal Blend Index, for the fiscal year that ended June 30, 2012. Two main reasons were the Fund’s overweight allocation to BBB-rated bonds, which were the best performing of the investment-grade index, and its slightly long duration stance, which benefited the Fund as interest rates declined.

■

The Fund’s overweight to revenue bonds contributed to outperformance. The Fund was overweight in the leasing and housing sectors, which were among the best-performing sectors within the index, and thus these positions also contributed to performance. Poor security selection within the water and sewer sector and the electric sector detracted from performance.

■	We favored BBB-rated bonds because of their attractive spreads compared with higher-quality bonds and the improving municipal credit trends that are occurring as the economy improves.

The Fund’s investment strategy reflected record-low interest rates and a steep yield curve.

Economic activity accelerated modestly in late 2011 and early 2012 but appears to have slowed recently. In an effort to boost growth by keeping interest rates low, the Federal Reserve (Fed) continued its accommodative monetary policy. Meanwhile, investors concerned about the European sovereign debt situation bought Treasury securities as a relative safe-haven asset. As a result, U.S. Treasury yields fell to record lows. At the beginning of the period, the Fund’s duration was slightly longer than its benchmark, leading to outperformance as municipal rates rallied.

CREDIT QUALITY[4] (AS OF JUNE 30, 2012)

Given a historically steep yield curve, the Fund had a barbell position along the yield curve, meaning it was invested in short-term variable-rate demand notes (VRDNs) and in bonds with maturities between three and seven years to maturity. Because we had invested in European-bank-backed VRDNs with solid underlying municipal credit quality, the Fund benefited as rates spiked on fears of weakness in European banks. We expect the longer-term bonds to allow the Fund to benefit as their yields decline while they move toward maturity.

4.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment-grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Performance Highlights (Unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	7

EFFECTIVE MATURITY DISTRIBUTION[5] (AS OF JUNE 30, 2012)

As municipal yields declined over the period, investors sought higher-yielding, lower-rated securities, resulting in the outperformance of BBB-rated bonds. The A- and BBB-rated categories were the best performers in the index; AAA-rated and prerefunded bonds were the weakest performers. The Fund’s overweight in BBB-rated bonds contributed to outperformance as credit spreads for lower-rated investment-grade bonds narrowed over the period.

Revenue bonds outperformed.

Our focus on revenue bonds was an important factor in the Fund’s outperformance over the period. Revenue bonds were the best-performing part of the index, and we maintained our overweight during the period. Within the revenue bond sector, the Fund’s main overweight allocations were in the special tax, housing, and leasing sectors. Tax increment debt, included in the special tax sector, was one of the worst-performing parts of the index, but our security selection led to outperformance in the sector. The best-performing revenue sectors were housing, followed by the industrial development and pollution control bonds. Security selection in both these sectors also added to outperformance.

We continued to underweight state general obligation (GO) bonds, and we have a bias toward local GOs due to more attractive relative value. Over the period, both our underweight to state GOs and overweight to local GOs, mainly school district GOs, increased. These decisions aided performance.

We expect modest economic growth and improving credit trends.

With the Fed maintaining its highly accommodative monetary policy, we believe both U.S. Treasury and municipal yields could remain low over the medium term. Our bias is for interest rates to rise over the longer term as the economy gradually improves. It is important to note that the weakness in the global economy, particularly within Europe, has created a drag on interest rates, and any meaningful resolution to the European debt crisis could lead to increases in interest rates at a swifter pace. We also believe the yield curve will flatten, and we are positioned for that to occur.

We continue to favor lower-rated investment-grade rated debt and believe that BBB-rated bonds provide the best opportunity for superior risk-adjusted returns as credit spreads tighten upon improvement in the economy, albeit at a slow pace. The outlook for the tax increment sector is evolving as California redevelopment agencies were dissolved early this year, and there are concerns regarding possible cash-flow timing differences for the receipt of tax increment revenues. We believe our overweight in the sector could lead to outperformance as more clarity is achieved and legislation is passed that affirms the flows of tax increment revenues for debt service. We will continue to closely monitor the leasing sector as the city of Stockton’s recent bankruptcy filing may lead to near-term weakness in the sector, since the city only issued lease debt and no GOs. Because each credit is unique, we believe there will be opportunities for those with the resources to conduct in-depth research.

5.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

8	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF JUNE 30, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (SFCIX)	11/18/1992	(1.15)	1.23	3.15	2.91	1.92	4.41	3.78	3.22	0.86%	0.81%
Class C (SFCCX)	08/30/2002	0.54	2.63	3.00	2.43	1.54	3.63	3.00	2.43	1.61%	1.56%
Administrator Class (SCTIX)	09/06/1996					1.94	4.65	4.01	3.47	0.80%	0.61%
Barclays 1-5 Year Municipal Bond Index						1.27	3.14	4.55	3.63
Barclays 1-5 Year California Municipal Bond Index						1.21	2.97	4.55	3.58

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to California municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

6.	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.80% for Class A, 1.55% for Class C and 0.60% for Administrator Class. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01-01-2012	Ending Account Value 06-30-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,019.20	$4.02	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.02	0.80%
Class C
Actual	$1,000.00	$1,015.41	$7.77	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.16	$7.77	1.55%
Administrator Class
Actual	$1,000.00	$1,019.37	$3.01	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02	0.60%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Municipal Obligations: 98.16%

California: 89.79%
ABAG Financial Authority For Nonprofit Corporations Children’s Hospital (Health Revenue)	4.25%	12/01/2016	$305,000	$333,835
ABAG Financial Authority For Nonprofit Corporations Episcopal Senior Community (Housing Revenue)	4.00	07/01/2014	910,000	932,049
ABAG Financial Authority For Nonprofit Corporations Episcopal Senior Community (Housing Revenue)	5.00	07/01/2015	995,000	1,060,640
ABAG Financial Authority For Nonprofit Corporations Episcopal Senior Community (Housing Revenue)	5.00	07/01/2016	1,045,000	1,118,025
ABAG Financial Authority For Nonprofit Corporations Sharp Healthcare Series A (Health Revenue)	5.00	08/01/2019	500,000	593,040
Adelanto CA School District CAB Series B (GO, NATL-RE FGIC Insured) ¤§	0.00	09/01/2018	1,220,000	898,506
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, AMBAC Insured) ¤	0.00	10/01/2019	3,000,000	2,211,870
Alameda CA Corridor Transportation Authority Senior Lien Series A (Transportation Revenue, NATL-RE Insured) §	5.13	10/01/2014	1,000,000	1,003,710
Alameda Contra Costa CA Transit District FHR Computer System Project (Miscellaneous Revenue) §	4.00	08/01/2012	310,000	310,595
Alameda County CA COP (Miscellaneous Revenue, AMBAC Insured)	5.63	12/01/2015	550,000	630,696
Albany CA Limited Obligation Improvement Bonds Act 1915 (Miscellaneous Revenue, AMBAC Insured) §	4.75	09/02/2019	1,305,000	1,311,408
Alisal CA Unified School District 2006 Election Series A (GO, Assured Guaranty Insured)	5.50	08/01/2013	700,000	736,792
Alvord CA Unified School District 2007 Election Series B (GO, AGM Insured) ¤	0.00	08/01/2016	305,000	280,585
Alvord CA Unified School District 2007 Election Series B (GO, AGM Insured) ¤	0.00	08/01/2017	155,000	144,581
Alvord CA Unified School District 2007 Election Series B (GO, AGM Insured) ¤	0.00	08/01/2018	475,000	450,243
Alvord CA Unified School District 2007 Election Series B (GO, AGM Insured) ¤	0.00	08/01/2020	1,605,000	1,555,630
Alvord CA Unified School District BAN (GO) ¤	0.00	05/01/2015	5,000,000	4,702,950
Anaheim CA PFA Convention Center Project Series A (Miscellaneous Revenue, AMBAC Insured) §	5.25	08/01/2013	1,600,000	1,605,104
Anaheim CA PFA Public Improvements Project Series C (Miscellaneous Revenue, AGM Insured)	6.00	09/01/2014	500,000	552,095
Antelope Valley CA Health Care District Series A (Health Revenue, AGM Insured) §	5.20	01/01/2017	645,000	646,974
Antelope Valley CA Health Care District Series A (Health Revenue, AGM Insured) §±	5.25	09/01/2017	1,800,000	1,835,172
Baldwin Park CA Unified School District BAN (GO) ¤	0.00	08/01/2014	500,000	480,555
Baldwin Park CA Unified School District CAB Election of 2006 (GO, AGM Insured) ¤	0.00	08/01/2012	50,000	49,985
Bay Area Infrastructure Financing Authority of California State Payment Acceleration Notes (Transportation Revenue, NATL-RE FGIC Insured) §	5.00	08/01/2017	2,815,000	2,824,346
Bay Area Infrastructure Financing Authority of California State Payment Acceleration Notes (Transportation Revenue, XLCA Insured) §	5.00	08/01/2017	100,000	104,023
Bay Area Infrastructure Financing Authority of California State Payment Acceleration Notes (Transportation Revenue, NATL-RE FGIC Insured) §	5.00	08/01/2017	1,070,000	1,149,822
Brea CA PFA Tax Allocation Series A (Housing Revenue)	5.00	09/01/2012	750,000	752,970
Brentwood CA Infrastructure Financing Authority Series A (Transportation Revenue, AGM Insured) §	4.00	09/02/2017	3,825,000	4,149,972
Cabrillo CA Unified School District CAB Series A (GO, AMBAC Insured) ¤	0.00	08/01/2015	1,500,000	1,421,670
California Communities Transportation Total Road Improvement COP Series B (Tax Revenue)	2.00	06/01/2013	290,000	292,836

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage California Limited-Term Tax-Free Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
California Communities Transportation Total Road Improvement COP Series B (Tax Revenue)	2.00%	06/01/2014	$350,000	$355,257
California Communities Transportation Total Road Improvement COP Series B (Tax Revenue)	3.00	06/01/2015	360,000	374,688
California Communities Transportation Total Road Improvement COP Series B (Tax Revenue)	3.00	06/01/2016	370,000	386,509
California Communities Transportation Total Road Improvement COP Series B (Tax Revenue)	3.00	06/01/2017	380,000	394,809
California Communities Transportation Total Road Improvement COP Series B (Tax Revenue)	4.00	06/01/2018	390,000	420,674
California Community College Financing Authority Shasta-Tehama-Trinity Joint District Series A (Miscellaneous Revenue)	2.00	05/01/2013	120,000	121,016
California Community College Financing Authority Shasta-Tehama-Trinity Joint District Series A (Miscellaneous Revenue)	2.00	05/01/2014	225,000	227,522
California Community College Financing Authority Shasta-Tehama-Trinity Joint District Series A (Miscellaneous Revenue)	2.00	05/01/2015	230,000	231,909
California Community College Financing Authority Shasta-Tehama-Trinity Joint District Series A (Miscellaneous Revenue)	2.00	05/01/2016	420,000	419,903
California Community College Financing Authority Shasta-Tehama-Trinity Joint District Series A (Miscellaneous Revenue)	2.25	05/01/2017	435,000	433,669
California Educational Facilities Authority Series 45A (Education Revenue, Societe Generale LIQ) §±	0.60	10/01/2033	2,000,000	2,000,000
California HFA AMT Home Mortgage Series E (Housing Revenue) §	4.65	08/01/2022	1,370,000	1,388,016
California HFA AMT Home Mortgage Series E (Housing Revenue) §	5.00	02/01/2042	515,000	517,663
California HFA AMT Home Mortgage Series G (Housing Revenue) §	5.50	08/01/2042	1,825,000	1,850,970
California HFA AMT Home Mortgage Series H (Housing Revenue, FGIC Insured) §	5.75	08/01/2030	1,005,000	1,045,954
California HFA AMT Home Mortgage Series J (Housing Revenue, FGIC Insured)	4.05	08/01/2013	1,775,000	1,781,710
California HFA AMT Home Mortgage Series J (Housing Revenue, AGM Insured)	4.38	08/01/2012	500,000	501,085
California HFA AMT Home Mortgage Series J (Housing Revenue) §	5.75	08/01/2047	625,000	633,306
California HFA AMT Home Mortgage Series L (Housing Revenue, FNMA Insured)	3.95	08/01/2015	1,300,000	1,343,641
California HFA AMT Home Mortgage Series L (Housing Revenue, FGIC, FHA Insured)	4.00	08/01/2013	500,000	501,680
California HFA AMT Home Mortgage Series M (Housing Revenue) §	4.55	08/01/2021	415,000	417,772
California HFA CAB Home Mortgage Series B (Housing Revenue, FHA Private Mortgages Insured) ¤§	0.00	08/01/2015	5,000	3,732
California HFA Home Mortgage Series A (Housing Revenue, GNMA/FNMA Insured)	3.75	08/01/2020	1,950,000	2,129,127
California HFFA Casa Colina Project (Health Revenue) §	5.50	04/01/2013	450,000	451,157
California HFFA Catholic Healthcare West Series C (Health Revenue, NATL-RE Insured) §±(m)(a)(n)	0.35	07/01/2022	5,300,000	4,878,767
California HFFA Catholic Healthcare West Series C (Health Revenue) §±	5.00	07/01/2037	2,450,000	2,450,980
California HFFA Catholic Healthcare West Series F (Health Revenue) §±	5.00	07/01/2027	1,000,000	1,073,220
California HFFA Catholic Healthcare West Series I (Health Revenue) §±	4.95	07/01/2026	1,790,000	1,917,448
California HFFA Catholic Healthcare West Series L (Health Revenue) §	5.13	07/01/2022	380,000	415,287
California HFFA Catholic Heathcare West Series A (Health Revenue)	5.00	03/01/2019	700,000	814,387
California HFFA Paradise Estate (Health Revenue, California Mortgages Insured) §	5.13	01/01/2022	3,000,000	3,031,740
California HFFA Revenue Home Mortgage Series D (Housing Revenue, FGIC, FHA Insured)	4.10	02/01/2015	1,750,000	1,774,990

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
California HFFA Revenue Home Mortgage Series D (Housing Revenue, FGIC Insured)	4.30%	08/01/2015	$475,000	$488,025
California PCFA (Resource Recovery Revenue) §±	5.25	06/01/2023	3,245,000	3,669,154
California PCFA Solid Waste Disposal Waste Management Project Series A (Resource Recovery Revenue) §±	5.13	07/01/2031	1,000,000	1,075,920
California State (GO, NATL-RE Insured) §	4.38	02/01/2013	200,000	200,670
California State (GO, AMBAC-TCR-Bank of New York Insured) §	5.00	10/01/2016	990,000	1,002,157
California State (GO, AMBAC-TCR-Bank of New York Insured) §	5.00	10/01/2016	10,000	10,096
California State (GO, AMBAC Insured) §	5.50	03/01/2015	105,000	105,439
California State (GO, NATL-RE-IBC Insured) §	6.25	09/01/2012	275,000	277,819
California State Department of Transportation COP Series A (Miscellaneous Revenue, NATL-RE Insured) §	5.25	03/01/2016	180,000	180,722
California State Department of Veterans Affairs Home Purchase AMT Series A (Housing Revenue)	4.00	12/01/2013	1,995,000	2,072,466
California State Department of Water Resources Central Valley Project Water System Series AM (Water & Sewer Revenue) %%	5.00	12/01/2017	6,595,000	7,672,755
California State Public Works Board California Community Colleges Series A (Miscellaneous Revenue) §	4.63	12/01/2013	100,000	100,330
California State Public Works Board California Community Colleges Series A (Miscellaneous Revenue, AMBAC Insured) §	5.25	12/01/2012	1,020,000	1,024,121
California State Public Works Board California Community Colleges Series A (Miscellaneous Revenue, AMBAC Insured) §	5.50	04/01/2013	100,000	100,415
California State Public Works Board California Community Colleges Series B (Miscellaneous Revenue, NATL-RE Insured) §	5.10	09/01/2013	1,930,000	1,937,218
California State Public Works Board California State University Trustees Series B (Miscellaneous Revenue) §	5.00	09/01/2013	365,000	366,336
California State Public Works Board Department of Corrections (Miscellaneous Revenue, AGM Insured) §	5.25	06/01/2015	935,000	995,223
California State Public Works Board Department of Corrections Series A (Miscellaneous Revenue, AMBAC Insured) §	4.75	09/01/2012	200,000	200,732
California State Public Works Board Department of Corrections Series C (Miscellaneous Revenue)	4.00	06/01/2018	1,625,000	1,780,025
California State Public Works Board Department of Corrections Series E (Miscellaneous Revenue, XLCA Insured) §	5.00	06/01/2015	640,000	685,376
California State Public Works Board Department of Corrections Series E (Miscellaneous Revenue, NATL-RE-BC Bank of New York Insured) §	5.50	06/01/2015	535,000	561,359
California State Public Works Board Department of Corrections State Prisons Series A (Miscellaneous Revenue, AMBAC Insured) §	5.25	12/01/2013	1,910,000	1,960,711
California State Public Works Board Department of General Services Series A (Miscellaneous Revenue, AMBAC Insured) §	5.25	12/01/2017	2,000,000	2,028,140
California State Public Works Board Department of Health Services Series A (Miscellaneous Revenue, NATL-RE Insured) §	5.20	11/01/2012	500,000	502,005
California State Public Works Board Department of Health Services Series A (Miscellaneous Revenue, NATL-RE Insured) §	5.50	11/01/2015	500,000	501,775
California State Public Works Board Series A (Miscellaneous Revenue) §	6.50	09/01/2017	2,210,000	2,450,072
California State Public Works Board Trustees California State University Series A (Miscellaneous Revenue) §	5.25	10/01/2013	250,000	250,963
California State School Cash Reserve Program Authority Series L (Miscellaneous Revenue)	2.00	02/01/2013	6,000,000	6,028,551
California State University Hayward Foundation Project (Education Revenue, NATL-RE GO of Corporation Insured) §	5.25	08/01/2025	500,000	500,535
California State Various Purposes (GO) §	6.25	09/01/2012	920,000	929,430

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage California Limited-Term Tax-Free Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
California State Veterans Bonds Series CA (GO) §	4.45%	12/01/2017	$1,000,000	$1,086,180
California Statewide CDA (Miscellaneous Revenue) §	5.88	07/01/2022	2,595,000	2,775,482
California Statewide CDA American Baptist Homes West (Housing Revenue) §	4.25	10/01/2015	2,270,000	2,304,141
California Statewide CDA COP (Health Revenue, American Capital Access Radian Insured)	4.00	06/01/2015	325,000	349,837
California Statewide CDA COP Health Facilities Series A (Miscellaneous Revenue, NATL-RE-IBC Insured) §	5.50	09/01/2014	730,000	771,917
California Statewide CDA Disposal Republic Services Series A (Resource Recovery Revenue)	4.95	12/01/2012	1,000,000	1,018,230
California Statewide CDA Eskaton Properties Incorporated Obligated Group (Health Revenue)	2.00	11/15/2012	250,000	250,860
California Statewide CDA Eskaton Properties Incorporated Obligated Group (Health Revenue)	4.00	11/15/2014	545,000	565,857
California Statewide CDA Eskaton Properties Incorporated Obligated Group (Health Revenue)	4.00	11/15/2015	1,000,000	1,042,760
California Statewide CDA Eskaton Properties Incorporated Obligated Group (Health Revenue)	4.00	11/15/2016	1,000,000	1,043,430
California Statewide CDA Front Porch Communities & Services Project Series B (Health Revenue, Sovereign Bank NA) §±	1.46	04/01/2037	5,000,000	5,000,000
California Statewide CDA Health Facilities Catholic Series F (Health Revenue, AGM Insured) §±(m)	0.37	07/01/2040	1,000,000	1,000,000
California Statewide CDA Henry Mayo Memorial Hospital Series B (Health Revenue, AMBAC California Mortgages Insured) §	4.00	10/01/2014	1,155,000	1,178,366
California Statewide CDA International School Peninsula Project (Education Revenue) §	4.60	11/01/2013	205,000	206,872
California Statewide CDA John Muir Mt. Diablo Health Systems (Health Revenue, NATL-RE Insured) §	5.50	08/15/2012	220,000	221,093
California Statewide CDA Kaiser Permanente Series B (Health Revenue) §±	3.90	08/01/2031	750,000	788,633
California Statewide CDA Kaiser Permanente Series E (Health Revenue) §±	5.00	04/01/2044	4,000,000	4,632,960
California Statewide CDA MFHR ROC RR-II-R-13104CE (Housing Revenue, Citibank NA LIQ) §±144A	0.68	09/06/2035	1,300,000	1,300,000
California Statewide CDA MFHR ROC RR-II-R-13105CE (Housing Revenue, Citibank NA LIQ) §±144A	0.68	12/14/2016	4,700,000	4,700,000
California Statewide CDA Monterey Community Hospital (Health Revenue)	3.25	06/01/2016	415,000	439,302
California Statewide CDA Proposition 1A Receivables Program (Tax Revenue)	4.00	06/15/2013	1,500,000	1,552,785
California Statewide CDA Proposition 1A Receivables Program (Tax Revenue)	5.00	06/15/2013	4,000,000	4,179,080
California Statewide CDA Sherman Oaks Project Series A (Miscellaneous Revenue, AMBAC California Mortgages Insured)	5.50	08/01/2014	800,000	854,152
California Statewide CDA St. Joseph Hospital (Health Revenue, FSA Insured) §	4.50	07/01/2018	1,060,000	1,140,740
California Statewide CDA University of California Irvine East Campus Apartments Phase I (Housing Revenue)	5.00	05/15/2017	1,000,000	1,126,840
California Statewide CDA University of California Irvine East Campus Apartments Phase II (Education Revenue)	5.00	05/15/2015	1,500,000	1,641,075
California Statewide CDA University of California Irvine East Campus Apartments Phase II (Education Revenue)	5.00	05/15/2016	380,000	423,301
Centinela Valley CA Union High School District CAB Series A (GO, AGM Insured) ¤	0.00	08/01/2015	375,000	348,911
Centinela Valley CA Union High School District CAB Series A (GO, AGM Insured)	2.00	08/01/2012	665,000	665,978
Centralia CA School District (GO, AGM Insured)	3.00	08/01/2016	200,000	212,082
Centralia CA School District (GO, AGM Insured)	4.00	08/01/2018	375,000	418,178

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Chula Vista CA COP (Miscellaneous Revenue, NATL-RE Insured) §	4.50%	08/01/2016	$430,000	$435,169
Clovis CA PFA (Water & Sewer Revenue, AMBAC Insured)	5.00	08/01/2015	375,000	415,451
Coalinga CA PFA Senior Lien Notes Series A (Miscellaneous Revenue, AMBAC Insured) §	5.85	09/15/2013	500,000	519,660
Compton CA Community RDA 2nd Lien (Tax Revenue)	3.00	08/01/2012	830,000	830,689
Compton CA Community RDA 2nd Lien (Tax Revenue)	3.00	08/01/2013	855,000	859,600
Compton CA Community RDA 2nd Lien (Tax Revenue)	3.50	08/01/2014	1,130,000	1,151,289
Compton CA Solid Waste Management Facilities (Resource Recovery Revenue) §	4.80	08/01/2020	175,000	187,588
Contra Costa County CA PFA Series B (Miscellaneous Revenue, NATL-RE Insured) §	4.00	06/01/2013	450,000	451,026
Corona CA PFA City Hall Project Series B (Miscellaneous Revenue, NATL-RE Insured) §	5.38	09/01/2018	1,205,000	1,209,519
Cudahy CA Community Development Commission Redevelopment Projects Series B (Tax Revenue)	5.50	10/01/2015	690,000	746,656
Cudahy CA Community Development Commission Redevelopment Projects Series B (Tax Revenue)	6.00	10/01/2016	625,000	695,913
Cudahy CA Community Development Commission Redevelopment Projects Series B (Tax Revenue)	6.00	10/01/2017	385,000	432,189
Cudahy CA Community Development Commission Redevelopment Projects Series B (Tax Revenue)	6.38	10/01/2018	410,000	469,733
Culver City CA RDFA (Tax Revenue, AMBAC Insured) §	5.50	11/01/2014	985,000	1,012,048
Culver City CA Redevelopment Agency CAB Tax Allocation Series A (Tax Revenue) ¤	0.00	11/01/2019	2,575,000	1,773,660
Delano County CA Financing Authority Police Station Project Series A (Miscellaneous Revenue)	4.00	12/01/2016	1,040,000	1,138,779
Duarte CA COP Series A (Health Revenue) §	5.25	04/01/2019	1,500,000	1,503,285
El Centro CA Financing Authority Series A (Water & Sewer Revenue, AGM Insured)	2.50	10/01/2016	460,000	472,461
El Centro CA Financing Authority Series A (Water & Sewer Revenue, AGM Insured)	2.50	10/01/2017	475,000	483,807
El Centro CA Financing Authority Series A (Water & Sewer Revenue, AGM Insured)	2.50	10/01/2018	485,000	488,919
El Dorado CA Irrigation District & El Dorado Water Agency Series A (Miscellaneous Revenue, NATL-RE FGIC Insured) §	5.00	03/01/2017	500,000	531,760
Emeryville CA PFA Emeryville Redevelopment Project Series A (Miscellaneous Revenue, NATL-RE Insured) §	5.25	09/01/2015	1,265,000	1,283,583
Emeryville CA PFA Emeryville Redevelopment Project Series A (Miscellaneous Revenue, NATL-RE Insured) §	5.25	09/01/2017	1,400,000	1,419,096
Encinitas CA Community Facilities District Encinitas Ranch Public Improvements (Tax Revenue) %%	4.00	09/01/2017	1,180,000	1,289,315
Firebaugh-Las Deltas CA Unified School District CAB Election of 1997 (GO, FGIC Insured) ¤§	0.00	08/01/2022	100,000	61,030
Folsom Cordova CA Unified School District School Facilities Improvement District #1 Series A (GO, NATL-RE Insured) §	5.50	10/01/2015	370,000	373,941
Fontana CA PFA (Miscellaneous Revenue, AMBAC Insured)	5.00	09/01/2012	400,000	402,260
Fontana CA PFA (Miscellaneous Revenue, AMBAC Insured) §	5.25	09/01/2017	1,015,000	1,100,057
Fontana CA RDA Jurupa Hills Redevelopment Project Series A (Tax Revenue) §	5.50	10/01/2017	50,000	50,315
Fontana CA RDA Sierra Corridor Commercial Redevelopment Project (Tax Revenue, NATL-RE FGIC Insured)	4.50	09/01/2015	825,000	876,109
Fontana CA Unified School District BAN (GO) ¤	0.00	12/01/2012	600,000	597,636

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage California Limited-Term Tax-Free Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Foothill-Eastern CA Transportation Corridor Agency CAB (Transportation Revenue, NATL-RE Insured) ¤§	0.00%	01/15/2017	$580,000	$450,799
Fowler CA Unified School District School Facilities Improvement District #1 (GO, NATL-RE Insured) §	5.20	07/01/2020	1,730,000	1,946,267
Fresno CA Unified School District Series A (GO, NATL-RE Insured) §	6.55	08/01/2020	200,000	212,206
Fresno CA Unified School District Series C (GO, NATL-RE Insured)	5.80	02/01/2015	475,000	520,804
Garden Grove CA Agency for Community Development (Tax Revenue, AMBAC Insured) §	5.25	10/01/2016	600,000	619,338
Golden State Tobacco Securitization Corporation CA Series 2003 A-1 (Tobacco Revenue) §	6.25	06/01/2033	2,275,000	2,394,620
Golden West CA Schools Financing Authority 1998 CAB Series A (Miscellaneous Revenue, NATL-RE Insured) ¤§	0.00	02/01/2014	455,000	439,184
Golden West CA Schools Financing Authority 1998 CAB Series A (Miscellaneous Revenue, NATL-RE Insured) §	6.60	02/01/2016	650,000	698,802
Golden West CA Schools Financing Authority 1999 CAB Series A (Miscellaneous Revenue, NATL-RE Insured) ¤	0.00	02/01/2013	360,000	356,404
Golden West CA Schools Financing Authority 1999 CAB Series A (Miscellaneous Revenue, NATL-RE Insured) ¤	0.00	02/01/2014	235,000	226,831
Hawthorne CA School District Election of 2008 Series A (GO, Assured Guaranty Insured) ¤	0.00	08/01/2015	100,000	93,614
Hawthorne CA School District Election of 2008 Series A (GO, Assured Guaranty Insured) ¤	0.00	08/01/2016	155,000	141,265
Hawthorne CA School District Election of 2008 Series A (GO, Assured Guaranty Insured) ¤	0.00	08/01/2017	165,000	145,162
Hemet CA Unified School District COP (Miscellaneous Revenue) §±	1.68	10/01/2036	4,945,000	4,945,198
Hesperia CA Unified School District COP Interim School Facility Funding Program (Miscellaneous Revenue, AGM Insured, Dexia Bank SPA) §±	1.65	02/01/2028	3,240,000	3,240,000
Hesperia CA Unified School District COP Interim School Facility Funding Program (Miscellaneous Revenue, AGM Insured, Dexia Bank SPA) §±	1.65	02/01/2038	6,550,000	6,550,000
Horicon CA Elementary School District (GO, AMBAC Insured)	4.00	08/01/2012	265,000	265,570
Horicon CA Elementary School District (GO, AMBAC Insured)	4.00	08/01/2013	280,000	287,098
Horicon CA Elementary School District (GO, AMBAC Insured)	4.00	08/01/2014	295,000	307,892
Imperial CA PFA Wastewater Facility (Water & Sewer Revenue)	4.00	10/15/2014	490,000	517,915
Imperial CA PFA Wastewater Facility (Water & Sewer Revenue)	4.00	10/15/2016	265,000	286,531
Industry CA Airport Refunding Senior Series B (Tax Revenue, NATL-RE Insured) §	4.00	05/01/2018	1,000,000	1,008,070
Inglewood CA RDA Sub Lien Merged Redevelopment Project (Tax Revenue, ACA Insured) ¤	0.00	05/01/2013	150,000	144,627
Inglewood CA Unified School District Election of 1998 Series D (GO, AGM Insured)	4.00	10/01/2012	100,000	100,835
Inland Valley CA Development Agency Series B (Tax Revenue) §±	4.25	03/01/2041	2,500,000	2,613,650
Inland Valley CA Development Agency Series C (Tax Revenue) §±	4.50	03/01/2041	3,000,000	3,182,400
Irvine CA Public Facilities & Infrastructure Authority Series A (Miscellaneous Revenue) §	3.00	09/02/2018	1,200,000	1,197,684
Keyes CA Unified School District CAB (GO, NATL-RE FGIC Insured) ¤	0.00	08/01/2013	145,000	141,152
Keyes CA Unified School District CAB (GO, NATL-RE FGIC Insured) ¤	0.00	08/01/2015	150,000	137,123
Keyes CA Unified School District CAB (GO, NATL-RE FGIC Insured) ¤	0.00	08/01/2016	155,000	136,905
La Quinta CA Financing Authority Series A (Tax Revenue, AMBAC Insured) §	5.25	09/01/2015	940,000	1,024,403
Lake Elsinore CA PFFA (Tax Revenue, AMBAC Insured) §	4.00	09/01/2016	1,830,000	1,909,239
Lancaster CA RDA Combined Redevelopment Project Areas (Tax Revenue)	4.50	08/01/2014	750,000	766,635
Lancaster CA RDA Combined Redevelopment Project Areas (Tax Revenue)	4.75	08/01/2015	585,000	604,135
Liberty CA Unified School District CAB Series B (GO, NATL-RE FGIC Insured) ¤§	0.00	08/01/2017	300,000	232,671

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Lindsay CA Unified School District COP (Miscellaneous Revenue, Assured Guaranty Insured)	5.00%	10/01/2014	$340,000	$363,293
Long Beach CA Bond Finance Authority Natural Gas Purchase Series A (Utilities Revenue)	5.00	11/15/2015	1,250,000	1,339,750
Long Beach CA Bond Finance Authority Public Safety Facilities Project (Miscellaneous Revenue, AMBAC Insured) §	5.25	11/01/2013	1,080,000	1,091,621
Long Beach CA Harbor AMT Series A (Airport Revenue, NATL-RE Insured) §	5.00	05/15/2016	500,000	551,080
Long Beach CA Public Safety Facilities Project (Miscellaneous Revenue, AMBAC Insured) §	5.25	11/01/2015	250,000	252,690
Long Beach CA Senior Refunding Series B (Airport Revenue)	4.00	06/01/2014	995,000	1,031,109
Los Alamitos CA Unified School District TRAN (GO) ¤	0.00	09/01/2016	1,000,000	937,840
Los Angeles CA Building Authority Series A (Miscellaneous Revenue) §	5.20	10/01/2012	475,000	476,914
Los Angeles CA CDA Earthquake Disaster Project Series D (Tax Revenue)	5.00	09/01/2014	255,000	269,277
Los Angeles CA CDA Earthquake Disaster Project Series D (Tax Revenue)	5.00	09/01/2015	375,000	403,920
Los Angeles CA Community Redevelopment Agency (Tax Revenue, AGM Insured) §	5.50	12/01/2018	2,225,000	2,454,687
Los Angeles CA COP Hollywood Presbyterian Medical Center (Miscellaneous Revenue, Industrial Indemnity Company Insured) §	9.63	07/01/2013	85,000	88,796
Los Angeles CA Unified School District COP Multiple Properties Series A (Miscellaneous Revenue)	5.00	12/01/2015	1,750,000	1,964,218
Los Angeles CA Unified School District Election of 2004 Series F (GO, FGIC Insured) §	5.00	07/01/2020	2,500,000	2,869,075
Los Angeles County CA Capital Asset Leasing Corporation Series B (Miscellaneous Revenue, AMBAC Insured)	6.00	12/01/2014	200,000	214,444
Los Angeles County CA Capital Asset Leasing Corporation Series B (Miscellaneous Revenue, AMBAC Insured)	6.00	12/01/2015	1,835,000	2,013,362
Los Angeles County CA Capital Asset Leasing Corporation Series B (Miscellaneous Revenue, AMBAC Insured)	6.00	12/01/2016	3,285,000	3,649,931
Los Angeles County CA Community Facilities District #5 Rowland Heights Area (Tax Revenue, AGM Insured) §	5.00	09/01/2019	1,000,000	1,006,970
Los Angeles County CA COP CAB Disney Package Projects (Miscellaneous Revenue) ¤	0.00	03/01/2014	100,000	97,744
Los Angeles County CA COP CAB Disney Package Projects (Miscellaneous Revenue) ¤	0.00	03/01/2017	675,000	601,769
Los Angeles County CA Metropolitan Transportation Authority Series D (Tax Revenue)	5.00	07/01/2012	200,000	200,054
Los Angeles County CA Public Works Financing Authority Master Project Series A (Miscellaneous Revenue, NATL-RE FGIC Insured)	5.00	09/01/2014	690,000	743,413
Los Angeles County CA Public Works Financing Authority Master Project Series A (Miscellaneous Revenue, NATL-RE Insured) §	5.00	12/01/2016	1,000,000	1,116,780
Los Angeles County CA Schools Regionalized Business Services Corporation Series B (Miscellaneous Revenue, NATL-RE Insured)	5.00	06/01/2016	1,000,000	1,105,160
Los Angeles County CA Schools Regionalized Business Services Corporation Series B (Miscellaneous Revenue, NATL-RE Insured)	5.00	06/01/2017	1,010,000	1,130,210
Mendocino County CA COP Series A (Miscellaneous Revenue, AGM Insured)	3.00	06/01/2015	1,020,000	1,057,577
Mendocino County CA COP Series A (Miscellaneous Revenue, AGM Insured)	3.00	06/01/2017	1,085,000	1,120,707
Merced CA Union High School CAB Series A (GO, NATL-RE FGIC Insured) ¤	0.00	08/01/2019	2,190,000	1,781,696
Metropolitan Water District of Southern California Series A4 (Water & Sewer Revenue) §±	0.33	07/01/2036	2,000,000	2,002,200
Mojave CA Unified School District COP (Miscellaneous Revenue, AGM Insured) ¤	0.00	09/01/2012	500,000	499,430

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage California Limited-Term Tax-Free Fund	17

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Mojave CA Unified School District COP (GO, AGM Insured)	3.00%	08/01/2012	$300,000	$300,702
Moreno Valley CA PFA (Miscellaneous Revenue, AMBAC Insured)	5.00	11/01/2013	580,000	607,016
Moreno Valley CA Unified School District Financing Authority Series A (Tax Revenue, AGM Insured) §	5.00	08/15/2014	1,000,000	1,005,540
Moreno Valley CA Unified School District TRAN (GO)	2.50	10/01/2012	5,000,000	5,021,250
Mount Pleasant CA Elementary School District CAB 1998 Election Series S (GO, AMBAC Insured) ¤	0.00	09/01/2014	1,070,000	1,012,851
Natomas CA Unified School District (GO, AGM Insured)	3.00	09/01/2017	955,000	998,959
Natomas CA Unified School District (GO, AGM Insured)	3.00	09/01/2018	1,025,000	1,063,468
Natomas CA Unified School District (GO, AGM Insured)	3.00	09/01/2019	1,000,000	1,026,660
New Haven CA Unified School District Refunding (GO, AGM Insured)	12.00	08/01/2013	905,000	1,017,835
Norco CA RDA Refunding Redevelopment Project Area #1 (Tax Revenue)	4.00	03/01/2014	100,000	102,867
North City CA West School Facilities Financing Authority Series C (Tax Revenue, AMBAC Insured)	5.00	09/01/2018	1,125,000	1,273,691
Northern California Transmission California-Oregon Transportation Project Series A (Utilities Revenue, NATL-RE Insured) §	7.00	05/01/2013	955,000	978,999
Oakland CA Financing Authority Housing Set-Aside (Tax Revenue, AMBAC Insured) §	5.00	09/01/2018	2,000,000	2,136,240
Oakland CA Joint Powers Financing Authority Oakland Convention Centers (Miscellaneous Revenue, AMBAC Insured)	5.50	10/01/2013	1,805,000	1,870,648
Oakland CA Joint Powers Financing Authority Oakland Convention Centers (Miscellaneous Revenue, AMBAC Insured)	5.50	10/01/2014	580,000	612,799
Oakland CA Joint Powers Financing Authority Series A1 (Miscellaneous Revenue, Assured Guaranty Insured)	5.25	01/01/2017	1,885,000	2,133,782
Oakland CA RDA Sub Tax Allocation Centre Distribution (Tax Revenue, NATL-RE FGIC Insured)	5.50	09/01/2012	105,000	105,664
Oakland CA RDA Sub Tax Allocation Centre Distribution (Tax Revenue, NATL-RE FGIC Insured) §	5.50	09/01/2015	875,000	896,866
Oakland CA Unified School District Alameda County (GO, NATL-RE FGIC Insured)	3.75	08/01/2012	500,000	501,210
Oakland CA Unified School District Alameda County Election of 2000 (GO, NATL-RE Insured) §	5.00	08/01/2016	530,000	574,631
Oakland CA Unified School District Alameda County Election of 2006 Series A (GO)	3.00	08/01/2013	820,000	836,851
Oakland CA Unified School District Alameda County Election of 2006 Series A (GO)	3.00	08/01/2015	640,000	658,682
Oakland CA Unified School District Alameda County Election of 2006 Series A (GO)	3.00	08/01/2016	540,000	554,666
Oakland CA Unified School District Alameda County Election of 2006 Series A (GO)	4.00	08/01/2014	435,000	455,214
Oakland-Alameda County CA Coliseum Authority Series A (Miscellaneous Revenue)	5.00	02/01/2019	3,000,000	3,469,110
Orange County CA COP Civic Center Facilities (Miscellaneous Revenue, AMBAC Insured) ¤§	0.00	12/01/2018	2,000,000	1,565,500
Orange Cove CA Irrigation District (Water & Sewer Revenue) §	3.15	02/01/2019	660,000	664,679
Oxnard CA Harbor District Series A (Port Authority Revenue)	5.00	08/01/2015	1,960,000	2,081,324
Oxnard CA Harbor District Series A (Port Authority Revenue)	5.00	08/01/2018	2,275,000	2,424,627
Palm Desert CA Financing Authority Housing Set-Aside (Tax Revenue, NATL-RE Insured)	5.00	10/01/2013	1,200,000	1,254,552
Palm Springs CA Airport Sub Lien Palm Springs International Airport (Airport Revenue)	5.10	07/01/2012	290,000	290,020

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Palm Springs CA Airport Sub Lien Palm Springs International Airport (Airport Revenue)	5.20%	07/01/2013	$410,000	$412,021
Palm Springs CA Airport Sub Lien Palm Springs International Airport (Airport Revenue) §	5.30	07/01/2013	45,000	45,091
Palm Springs CA Airport Sub Lien Palm Springs International Airport (Airport Revenue)	5.30	07/01/2014	430,000	428,869
Palm Springs CA Financing Authority Convention Center Project Series A (Miscellaneous Revenue)	3.00	11/01/2017	1,280,000	1,324,429
Palo Alto CA Improvement Bond Act 1915 University Area Off-Street Parking Assessment District (Miscellaneous Revenue)	2.50	09/02/2015	285,000	289,007
Palo Alto CA Improvement Bond Act 1915 University Area Off-Street Parking Assessment District (Miscellaneous Revenue)	2.50	09/02/2016	330,000	331,429
Palo Alto CA Improvement Bond Act 1915 University Area Off-Street Parking Assessment District (Miscellaneous Revenue)	3.00	09/02/2018	415,000	418,490
Palo Alto CA Improvement Bond Act 1915 University Area Off-Street Parking Assessment District (Miscellaneous Revenue)	4.00	09/02/2021	450,000	468,585
Palo Verde CA Unified School District FlexFund Program (Lease Revenue) §	4.80	09/01/2027	911,819	958,577
Palomar CA Palomar County Election of 2006 Series B (GO) ¤	0.00	08/01/2016	250,000	234,105
Palomar CA Palomar County Election of 2006 Series B (GO) ¤	0.00	08/01/2017	880,000	793,162
Palomar Pomerado CA Health System CAB (GO, NATL-RE Insured) ¤	0.00	08/01/2017	2,000,000	1,735,940
Patterson CA Joint Unified School District CAB Series A (GO, NATL-RE FGIC Insured) ¤	0.00	08/01/2015	140,000	127,205
Pomona CA PFA Redevelopment Project Series AD (Tax Revenue, NATL-RE Insured) §	4.75	02/01/2013	1,830,000	1,833,733
Pomona CA Unified School District Series A (GO, NATL-RE Insured) §	6.15	08/01/2015	3,100,000	3,178,306
Pomona CA Unified School District Series A (GO, NATL-RE Insured) §	6.50	08/01/2019	800,000	820,456
Pomona CA Unified School District Series A (GO, NATL-RE Insured)	6.70	08/01/2012	100,000	100,580
Port of Oakland CA Series N AMT (Airport Revenue, NATL-RE Insured) §	5.00	11/01/2014	1,000,000	1,012,020
Poway CA Community Facilities District #88-1 Parkway Business (Tax Revenue)	3.63	08/15/2014	1,100,000	1,143,164
Poway CA RDA Paguay Redevelopment Project Series A (Tax Revenue, NATL-RE Insured) §	4.50	06/15/2014	580,000	591,907
Poway CA Unified School District Community Facilities District #6 4S Ranch (Tax Revenue)	4.00	09/01/2017	500,000	543,685
Poway CA Unified School District Community Facilities District #6 4S Ranch (Tax Revenue)	4.00	09/01/2018	450,000	488,106
Poway CA Unified School District PFA CAB (Miscellaneous Revenue, AGM Insured, Dexia Credit Local SPA) §±	1.65	12/01/2039	990,000	990,000
Rancho Cucamonga CA Redevelopment Agency Rancho Redevelopment Project (Tax Revenue, AGM Insured) §	5.00	09/01/2013	500,000	501,845
Rancho Santa Fe CA Community Services District Superior Lien Series A (Tax Revenue)	3.00	09/01/2012	200,000	200,730
Rancho Santa Fe CA Community Services District Superior Lien Series A (Tax Revenue)	3.00	09/01/2013	230,000	234,386
Rancho Santa Fe CA Community Services District Superior Lien Series A (Tax Revenue)	3.00	09/01/2014	620,000	634,837
Rancho Santa Fe CA Community Services District Superior Lien Series A (Tax Revenue)	3.13	09/01/2015	675,000	694,332
Rancho Santa Fe CA Community Services District Superior Lien Series A (Tax Revenue)	3.50	09/01/2016	725,000	751,499
Redlands CA PFA Series A (Water & Sewer Revenue, AGM Insured) §	5.00	09/01/2017	1,000,000	1,002,930

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage California Limited-Term Tax-Free Fund	19

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Redondo Beach CA Unified School District CAB Election of 2008 Series E (GO) ¤	0.00%	08/01/2016	$225,000	$210,695
Redondo Beach CA Unified School District CAB Election of 2008 Series E (GO) ¤	0.00	08/01/2018	345,000	299,757
Redondo Beach CA Unified School District CAB Election of 2008 Series E (GO) ¤	0.00	08/01/2020	460,000	359,642
Ridgecrest CA Redevelopment Agency Ridgecrest Redevelopment Project (Tax Revenue)	3.00	06/30/2013	915,000	922,457
Ridgecrest CA Redevelopment Agency Ridgecrest Redevelopment Project (Tax Revenue)	3.38	06/30/2014	1,060,000	1,081,550
Ridgecrest CA Redevelopment Agency Ridgecrest Redevelopment Project (Tax Revenue)	3.75	06/30/2015	630,000	654,053
Riverside CA Community College District Election 2004 Series D (GO) ¤	0.00	08/01/2020	535,000	418,279
Riverside CA Community Facilities District #88-1 Series A (Tax Revenue) ±	4.00	09/01/2014	1,025,000	1,072,140
Riverside CA Community Facilities District #90-1 Series A (Tax Revenue, NATL-RE Insured) §	5.50	09/01/2013	1,100,000	1,106,633
Riverside County CA Asset Leasing Corporation County Administrative Center Refunding Project (Miscellaneous Revenue)	4.00	11/01/2016	640,000	703,846
Riverside County CA Asset Leasing Corporation County Administrative Center Refunding Project (Miscellaneous Revenue)	4.00	11/01/2017	490,000	540,450
Riverside County CA Asset Leasing Corporation Hospital Project Series B (Health Revenue, NATL-RE Insured) §	5.70	06/01/2016	500,000	506,715
Riverside County CA PFA Jurupa Valley Desert & Interstate 215 (Tax Revenue, NATL-RE Insured)	4.50	10/01/2015	130,000	138,190
Riverside County CA PFA Jurupa Valley Desert & Interstate 215 (Tax Revenue, NATL-RE Insured)	5.00	10/01/2014	1,000,000	1,057,960
Robla CA School District Series B (GO, NATL-RE Insured) ¤§	0.00	08/01/2018	1,105,000	902,310
Roseville CA Natural Gas Financing Authority (Utilities Revenue)	5.00	02/15/2014	1,000,000	1,040,410
Roseville CA Natural Gas Financing Authority (Utilities Revenue)	5.00	02/15/2015	500,000	528,500
Sacramento CA Airport Grant Series D (Airport Revenue, NATL-RE FGIC Insured)	5.00	07/01/2012	225,000	225,056
Sacramento CA Airport Grant Series D (Airport Revenue)	5.00	07/01/2014	1,000,000	1,075,800
Sacramento CA City Financing Authority Building Series A (Miscellaneous Revenue, AMBAC Insured) §	5.25	05/01/2015	535,000	535,610
Sacramento CA City Financing Authority EPA Building Series B (Miscellaneous Revenue, AMBAC Insured) §	5.00	05/01/2014	1,250,000	1,251,263
Sacramento CA City Financing Authority Series B (Miscellaneous Revenue) §	5.00	11/01/2014	870,000	901,712
Sacramento CA MUD Procter & Gamble Project (Utilities Revenue)	5.00	07/01/2012	755,000	755,196
Sacramento CA MUD Series G (Utilities Revenue, NATL-RE Insured) §	6.50	09/01/2013	305,000	313,705
Sacramento CA Regional Art Facilities Financing Authority COP (Miscellaneous Revenue, AMBAC Insured) §	4.10	09/01/2015	150,000	150,380
Sacramento County CA Sanitation Districts Financing Authority Class A (Water & Sewer Revenue, FGIC Insured, Societe Generale LIQ & LOC) §±	0.35	12/01/2035	2,000,000	2,000,000
Salinas Valley CA Solid Waste Authority (Resource Recovery Revenue, AMBAC Insured)	5.00	08/01/2012	985,000	987,630
San Bernardino County CA COP Arrowhead Project Series A (Miscellaneous Revenue) §	5.50	08/01/2020	2,000,000	2,321,820
San Bernardino County CA COP Justice Center Airport Improvements (Miscellaneous Revenue, NATL-RE Insured)	5.00	07/01/2015	1,000,000	1,071,650
San Bernardino County CA COP Medical Centre Financing Project (Miscellaneous Revenue, NATL-RE-IBC Insured) §	5.50	08/01/2017	1,590,000	1,669,230
San Bernardino County CA Financing Authority Facilities Project (Miscellaneous Revenue) §	5.10	06/01/2017	605,000	598,145
San Bernardino County CA Joint Powers Financing Authority Series A (Tax Revenue, AGM Insured)	5.75	10/01/2014	1,425,000	1,541,665

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
San Buenaventura CA Community Mental Health System (Health Revenue)	6.00%	12/01/2019	$2,000,000	$2,250,520
San Diego CA PFFA Ballpark Series A (Miscellaneous Revenue, AMBAC Insured) 144A	5.00	02/15/2016	1,825,000	2,059,002
San Diego CA PFFA Series 2002 (Water & Sewer Revenue, NATL-RE Insured) §	5.00	08/01/2018	1,000,000	1,004,210
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	3.00	09/01/2013	165,000	166,530
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	3.00	09/01/2014	355,000	359,927
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	3.50	09/01/2015	365,000	376,541
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	4.00	09/01/2016	380,000	400,740
San Diego CA RDA Naval Training Center Series A (Tax Revenue, AMBAC Insured) §	4.50	09/01/2017	555,000	588,361
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	4.50	09/01/2017	345,000	370,347
San Diego CA RDA Tax Allocation Centre City Series A (Tax Revenue, XLCA Insured)	5.00	09/01/2014	665,000	702,812
San Diego CA RDA Tax Allocation Centre Series A (Tax Revenue, XLCA Insured) §	5.25	09/01/2015	2,215,000	2,346,948
San Diego County CA COP (Miscellaneous Revenue, AMBAC Insured) §	5.63	09/01/2012	900,000	906,534
San Francisco CA Airport Improvement United Airlines Incorporated Project (Airport Revenue) §	8.00	07/01/2013	140,000	145,139
San Francisco CA Building Authority Department of General Services Series A (Miscellaneous Revenue) §	5.00	10/01/2013	365,000	372,318
San Francisco CA City & County RDA CAB Redevelopment Project Series C (Tax Revenue, NATL-RE Insured) ¤	0.00	08/01/2013	300,000	294,609
San Francisco CA City & County RDFA Mission Bay North Redevelopment Series C (Tax Revenue)	4.50	08/01/2014	125,000	130,484
San Francisco CA City & County RDFA Mission Bay North Redevelopment Series C (Tax Revenue)	4.50	08/01/2016	310,000	332,701
San Francisco CA City & County RDFA Mission Bay South Redevelopment Series D (Tax Revenue)	4.00	08/01/2012	500,000	501,410
San Francisco CA City & County RDFA Mission Bay South Redevelopment Series D (Tax Revenue)	5.00	08/01/2014	500,000	527,160
San Francisco CA City & County RDFA San Francisco Redevelopment Project Series B (Tax Revenue, NATL-RE Insured)	5.00	08/01/2015	910,000	967,794
San Francisco CA City & County RDFA San Francisco Redevelopment Project Series B (Tax Revenue, NATL-RE FGIC Insured) §	5.25	08/01/2018	2,000,000	2,051,880
San Jacinto CA Unified School District TRAN (GO)	2.00	10/01/2012	3,500,000	3,507,945
San Joaquin Hills County CA Transportation Corridor Agency CAB Series A (Transportation Revenue, NATL-RE Insured) ¤	0.00	01/15/2015	2,000,000	1,792,700
San Jose CA Airport Revenue Series A (Airport Revenue, AMBAC Insured)	5.50	03/01/2018	3,380,000	3,911,268
San Jose CA Airport Revenue Series A (Airport Revenue, AGM-CR AMBAC Insured) §	5.50	03/01/2019	5,220,000	5,882,731
San Jose CA Financing Authority Convention Center Project Series F (Miscellaneous Revenue, NATL-RE Insured) §	5.00	09/01/2015	1,000,000	1,003,370
San Jose CA Libraries & Parks Project (GO) §	5.00	09/01/2017	715,000	717,731
San Jose CA Redevelopment Agency Series A (Tax Revenue, NATL-RE Insured) §	4.54	08/01/2018	1,035,000	1,030,932
San Jose CA Redevelopment Agency Series A (Tax Revenue, NATL-RE Insured) §	5.00	08/01/2017	800,000	825,584
San Jose CA Redevelopment Agency Series A (Tax Revenue) §	6.13	08/01/2015	550,000	583,127
San Luis & Delta Mendota CA Water Authority Delta Habitat Conservation and Conveyance Program Development Project Series A (Water & Sewer Revenue)	4.50	03/01/2014	750,000	792,188
San Marcos CA PFA Series B (Tax Revenue)	3.00	09/01/2015	430,000	444,891
San Marcos CA PFA Series B (Tax Revenue)	3.00	09/01/2016	445,000	461,817

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage California Limited-Term Tax-Free Fund	21

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
San Marcos CA PFA Series B (Tax Revenue)	3.00%	09/01/2017	$455,000	$468,554
San Marcos CA PFA Series B (Tax Revenue)	4.00	09/01/2018	1,000,000	1,078,150
San Mateo County CA Joint Power Authority Capital Projects Program (Miscellaneous Revenue, NATL-RE Insured) §	6.50	07/01/2015	205,000	232,181
Santa Ana CA Community Redevelopment Agency Merged Project Area Series A (Tax Revenue)	5.25	09/01/2019	1,000,000	1,114,130
Santa Ana CA Unified School District CAB Election of 2008 Series A (GO) ¤	0.00	08/01/2020	1,815,000	1,384,428
Santa Cruz County CA RDA Live Oak Soquel Community Improvement Series A (Tax Revenue)	4.20	09/01/2012	120,000	120,546
Santa Maria CA Water & Wastewater CAB Sub Series A (Water & Sewer Revenue, AMBAC Insured) ¤	0.00	08/01/2014	920,000	884,221
Sierra CA Joint Community College District School Facilities Improvement District #2 CAB Series B (GO, NATL-RE Insured) ¤	0.00	08/01/2015	500,000	481,255
Signal Hill CA Redevelopment Project #1 (Tax Revenue)	4.13	10/01/2016	550,000	578,166
South Gate CA PFA Southgate Redevelopment Project #1 (Tax Revenue, AMBAC Insured) §	5.25	09/01/2019	1,365,000	1,393,078
South Monterey County CA Joint Union High School District (GO)	3.00	08/01/2015	1,315,000	1,354,739
South Monterey County CA Joint Union High School District (GO)	3.00	08/01/2016	1,345,000	1,388,659
South Monterey County CA Joint Union High School District (GO)	3.00	08/01/2017	1,485,000	1,519,393
South Placer CA Wastewater Authority Series D (Water & Sewer Revenue) §±	1.01	11/01/2014	3,200,000	3,202,784
South San Francisco CA Unified School District BAN Series D (GO) ¤	0.00	05/15/2017	3,000,000	2,747,310
Southern California Public Power Authority Hydroelectric Power Project Series A (Utilities Revenue, AGM Insured) §	5.25	10/01/2015	500,000	501,985
Southern California Public Power Authority National Gas Project #1 Series A (Utilities Revenue)	5.00	11/01/2012	550,000	557,068
Sulphur Springs CA Unified School District Community Facilities District #2002-1 Series A (Tax Revenue)	3.00	09/01/2016	150,000	155,949
Sulphur Springs CA Unified School District Community Facilities District #2002-1 Series A (Tax Revenue)	3.00	09/01/2017	300,000	310,923
Sulphur Springs CA Unified School District Community Facilities District #2002-1 Series A (Tax Revenue)	3.00	09/01/2018	555,000	568,531
Sulphur Springs CA Unified School District Community Facilities District #2002-1 Series A (Tax Revenue)	3.00	09/01/2019	595,000	601,628
Tejon Ranch CA PFFA Community Facilities District #2000-1 (Tax Revenue)	2.00	09/01/2013	450,000	453,168
Tejon Ranch CA PFFA Community Facilities District #2000-1 (Tax Revenue)	3.00	09/01/2014	400,000	408,936
Torrance CA RDA Referendum Senior Lien Series C (Tax Revenue, NATL-RE Insured) §	5.45	09/01/2018	1,775,000	1,777,467
Tracy CA Joint Unified School District Election of 2006 (GO, AGM Insured)	6.00	08/01/2013	315,000	333,957
Tustin CA Community Redevelopment Project Area (Tax Revenue)	3.00	09/01/2012	560,000	561,299
Union City CA Community Redevelopment Agency Sub Lien (Tax Revenue)	4.00	12/01/2015	210,000	220,240
Union City CA Community Redevelopment Agency Sub Lien (Tax Revenue)	4.38	12/01/2016	475,000	509,176
Union City CA Community Redevelopment Agency Union City Community Redevelopment Project (Tax Revenue, Assured Guaranty Insured)	3.00	10/01/2013	55,000	55,923
Vallejo City CA Refunding Bonds Series 2006 (Water & Sewer Revenue, NATL-RE Insured) §	5.00	05/01/2021	1,500,000	1,562,565
Vallejo City CA Unified School District Series A (GO, NATL-RE Insured)	5.00	02/01/2013	545,000	554,096
Vallejo City CA Unified School District Series A (GO, NATL-RE Insured)	5.60	02/01/2016	1,080,000	1,183,194
Vallejo City CA Unified School District Series A (GO, NATL-RE Insured)	5.90	02/01/2018	2,065,000	2,324,571
Victor Valley CA Elementary School District School Construction Project (Miscellaneous Revenue, NATL-RE Insured) §	6.45	05/01/2018	1,115,000	1,206,196
Victor Valley CA Joint Unified School District CAB (GO, Assured Guaranty Insured) ¤	0.00	08/01/2015	280,000	269,503

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Walnut Valley CA Unified School District Series A (GO, NATL-RE Insured) §	7.20%	02/01/2016	$195,000	$200,080
Washington CA Unified School District Yolo County COP New High School Project (Miscellaneous Revenue, AMBAC Insured)	4.25	08/01/2013	465,000	479,043
Washington Township CA Health Care District (Health Revenue) §	5.00	07/01/2012	1,000,000	1,000,200
Washington Township CA Health Care District (Health Revenue) §	5.00	07/01/2018	1,750,000	1,753,238
Washington Township CA Health Care District Series A (Health Revenue)	5.00	07/01/2013	905,000	936,675
Washington Township CA Health Care District Series A (Health Revenue)	5.00	07/01/2014	975,000	1,031,823
Washington Township CA Health Care District Series A (Health Revenue)	5.00	07/01/2017	1,125,000	1,247,051
Washington Township CA Health Care District Series A (Health Revenue) §	5.00	07/01/2021	1,040,000	1,121,702
West Contra Costa CA Unified School District (GO, AGM Insured)	5.00	08/01/2016	1,055,000	1,200,537
West Contra Costa CA Unified School District Election of 2002 Series C (GO, NATL-RE FGIC Insured) §	4.25	08/01/2017	785,000	812,373
West Covina CA Unified School District (GO, AGM Insured)	4.00	08/01/2017	325,000	363,106
West Covina CA Unified School District (GO, AGM Insured)	4.00	08/01/2018	575,000	643,764
West Hollywood CA Community Development Department East Side Redevelopment Project Series A (Tax Revenue)	3.25	09/01/2013	265,000	269,017
West Hollywood CA Community Development Department East Side Redevelopment Project Series A (Tax Revenue)	4.00	09/01/2014	250,000	255,795
West Hollywood CA Community Development Department East Side Redevelopment Project Series A (Tax Revenue)	5.00	09/01/2015	200,000	210,214
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.25	09/01/2012	100,000	100,329
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.25	09/01/2016	265,000	273,933
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.25	09/01/2017	270,000	276,013
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.50	09/01/2018	275,000	282,411
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.75	09/01/2019	285,000	296,825
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	5.00	09/01/2020	290,000	346,425
Westminster CA Redevelopment Agency Commercial Project #1 (Tax Revenue)	2.00	11/01/2012	2,335,000	2,340,324
Whittier CA HCFR Presbyterian Intercommunity Hospital Series D (Health Revenue)	4.00	06/01/2013	1,000,000	1,027,630
Whittier CA PFA Greenleaf Avenue Whittier RDA Series A (Miscellaneous Revenue) §	5.00	11/01/2012	245,000	246,838

				418,188,482

Guam: 0.11%
Guam Government Limited Obligation Section 30 Series A (Miscellaneous Revenue)	5.00	12/01/2012	520,000	526,370

Puerto Rico: 7.49%
Puerto Rico Commonwealth Public Imports Series A (GO, AGM Insured) §	5.00	07/01/2015	1,000,000	1,064,820
Puerto Rico Electric Power Authority Series JJ (Utilities Revenue, NATL-RE Insured)	5.25	07/01/2013	2,000,000	2,082,780
Puerto Rico Electric Series 4147 (Utilities Revenue, FSA FGIC Insured, Dexia Credit Local LIQ) §±	1.00	07/01/2033	15,000,000	15,000,000
Puerto Rico HFA Capital Funding Program (Housing Revenue, HUD Insured) §	5.00	12/01/2016	1,815,000	1,913,718
Puerto Rico HFA Sub-Capital Fund Modernization (Housing Revenue)	4.50	12/01/2017	1,250,000	1,379,088
Puerto Rico HFA Sub-Capital Fund Modernization (Housing Revenue)	5.50	12/01/2015	1,000,000	1,120,130
Puerto Rico HFA Sub-Capital Fund Modernization (Housing Revenue)	5.50	12/01/2016	3,440,000	3,931,404
Puerto Rico HFA Sub-Capital Fund Modernization (Housing Revenue)	5.50	12/01/2017	1,895,000	2,186,337
Puerto Rico HFA Sub-Capital Fund Modernization (Housing Revenue)	5.50	12/01/2018	1,250,000	1,444,075
Puerto Rico 0HFA Sub-Capital Fund Modernization (Housing Revenue) §	5.50	12/01/2019	1,000,000	1,145,530

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage California Limited-Term Tax-Free Fund	23

Security Name	Interest Rate	Maturity Date	Principal	Value

Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority (Tax Revenue, NATL-RE Insured) §	5.25%	07/01/2014	$860,000	$875,962
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority (Education Revenue)	4.00	04/01/2014	1,000,000	1,036,240
Puerto Rico Municipal Financing Agency Series C (GO, AGM Insured)	5.00	08/01/2013	1,125,000	1,174,129
University of Puerto Rico Series Q (Education Revenue)	5.00	06/01/2016	500,000	536,730

				34,890,943

Virgin Islands: 0.77%
Virgin Islands PFA Gross Receipts Taxes Loan Notes (Tax Revenue, NATL-RE FGIC Insured)	5.00	10/01/2013	500,000	519,680
Virgin Islands PFA Gross Receipts Taxes Loan Notes (Miscellaneous Revenue, AGM Insured) §	5.25	10/01/2016	1,000,000	1,082,490
Virgin Islands Water & Power Authority Series A (Utilities Revenue)	5.00	07/01/2018	1,750,000	1,985,778

				3,587,948

Total Municipal Obligations (Cost $447,569,130)				457,193,743

	Yield		Shares
Short-Term Investments: 5.53%

Investment Companies: 5.53%
Wells Fargo Advantage California Municipal Money Market Fund, Institutional Class (l)(u)##	0.01		25,763,432	25,763,432

Total Short-Term Investments (Cost $25,763,432)				25,763,432

Total Investments in Securities
(Cost $473,332,562)*	103.69%	482,957,175
Other Assets and Liabilities, Net	(3.69)	(17,182,081)

Total Net Assets	100.00%	$465,775,094

¤	Security issued in zero coupon form with no periodic interest payments.

§	These securities are subject to a demand feature which reduces the effective maturity.

%%	Security issued on a when-issued basis.

±	Variable rate investment

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities.

*	Cost for federal income tax purposes is $473,366,144 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$9,902,631
Gross unrealized depreciation	(311,600)

Net unrealized appreciation	$9,591,031

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Statement of Assets and Liabilities—June 30, 2012

Assets
Investments
In unaffiliated securities, at value (see cost below)	$457,193,743
In affiliated securities, at value (see cost below)	25,763,432

Total investments, at value (see cost below)	482,957,175
Receivable for investments sold	11,304,372
Receivable for Fund shares sold	1,148,668
Receivable for interest	4,650,305
Prepaid expenses and other assets	11,821

Total assets	500,072,341

Liabilities
Dividends payable	361,500
Payable for investments purchased	31,182,723
Payable for Fund shares redeemed	2,417,756
Advisory fee payable	87,569
Distribution fees payable	21,002
Due to other related parties	68,069
Accrued expenses and other liabilities	158,628

Total liabilities	34,297,247

Total net assets	$465,775,094

NET ASSETS CONSIST OF
Paid-in capital	$457,382,924
Undistributed net investment income	185,886
Accumulated net realized losses on investments	(1,418,329)
Net unrealized gains on investments	9,624,613

Total net assets	$465,775,094

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$162,380,756
Shares outstanding – Class A	15,175,884
Net asset value per share – Class A	$10.70
Maximum offering price per share – Class A2	$11.03
Net assets – Class C	$33,413,949
Shares outstanding – Class C	3,123,166
Net asset value per share – Class C	$10.70
Net assets – Administrator Class	$269,980,389
Shares outstanding – Administrator Class	25,629,412
Net asset value per share – Administrator Class	$10.53

Investments in unaffiliated securities, at cost	$447,569,130

Investments in affiliated securities, at cost	$25,763,432

Total investments, at cost	$473,332,562

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/97.00 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended June 30, 2012	Wells Fargo Advantage California Limited-Term Tax-Free Fund	25

Investment income
Interest	$13,278,090
Income from affiliated securities	2,161

Total investment income	13,280,251

Expenses
Advisory fee	1,404,004
Administration fees
Fund level	200,572
Class A	219,442
Class C	48,965
Administrator Class	233,390
Shareholder servicing fees
Class A	342,878
Class C	76,508
Administrator Class	554,493
Distribution fees
Class C	229,524
Custody and accounting fees	33,010
Professional fees	30,451
Registration fees	15,133
Shareholder report expenses	37,114
Trustees’ fees and expenses	11,972
Other fees and expenses	11,196

Total expenses	3,448,652
Less: Fee waivers and/or expense reimbursements	(476,756)

Net expenses	2,971,896

Net investment income	10,308,355

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	232,152
Net change in unrealized gains (losses) on investments	6,725,628

Net realized and unrealized gains (losses) on investments	6,957,780

Net increase in net assets resulting from operations	$17,266,135

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Statements of Changes in Net Assets

	Year Ended June 30, 2012		Year Ended June 30, 2011

Operations
Net investment income		$10,308,355		$9,095,789
Net realized gains (losses) on investments		232,152		(291,436)
Net change in unrealized gains (losses) on investments		6,725,628		(560,245)

Net increase in net assets resulting from operations		17,266,135		8,244,108

Distributions to shareholders from
Net investment income
Class A		(3,437,004)		(3,398,590)
Class C		(540,514)		(547,570)
Administrator Class		(6,330,761)		(5,148,662)

Total distributions to shareholders		(10,308,279)		(9,094,822)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	6,711,500	71,529,648	6,502,606	68,496,518
Class C	1,112,146	11,822,381	774,056	8,141,155
Administrator Class	13,959,780	146,367,432	16,362,453	169,142,919

		229,719,461		245,780,592

Reinvestment of distributions
Class A	248,742	2,646,001	212,684	2,229,236
Class C	39,931	424,517	38,961	408,456
Administrator Class	266,925	2,794,087	128,785	1,328,495

		5,864,605		3,966,187

Payment for shares redeemed
Class A	(3,829,718)	(40,743,957)	(5,757,005)	(60,259,685)
Class C	(702,440)	(7,466,559)	(945,414)	(9,892,108)
Administrator Class	(8,877,660)	(93,009,373)	(14,008,624)	(144,615,695)

		(141,219,889)		(214,767,488)

Net increase in net assets resulting from capital share transactions		94,364,177		34,979,291

Total increase in net assets		101,322,033		34,128,577

Net assets
Beginning of period		364,453,061		330,324,484

End of period		$465,775,094		$364,453,061

Undistributed net investment income		$185,886		$149,028

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage California Limited-Term Tax-Free Fund	27

(For a share outstanding throughout each period)

	Year Ended June 30,
Class A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.51	$10.51	$10.29	$10.30	$10.36
Net investment income	0.27	0.27	0.28	0.39	0.38
Net realized and unrealized gains (losses) on investments	0.19	0.00	0.23	(0.01)	(0.06)

Total from investment operations	0.46	0.27	0.51	0.38	0.32
Distributions to shareholders from
Net investment income	(0.27)	(0.27)	(0.29)	(0.39)	(0.38)
Net asset value, end of period	$10.70	$10.51	$10.51	$10.29	$10.30
Total return[1]	4.41%	2.52%	5.14%	3.77%	3.09%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.84%	0.85%	0.95%	1.09%
Net expenses	0.80%	0.80%	0.85%	0.85%	0.85%
Net investment income	2.51%	2.58%	2.67%	3.82%	3.63%
Supplemental data
Portfolio turnover rate	56%	54%	34%	64%	69%
Net assets, end of period (000’s omitted)	$162,381	$126,570	$116,578	$46,372	$37,376

1.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,
Class C	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.51	$10.51	$10.29	$10.30	$10.36
Net investment income	0.19	0.19	0.19	0.30	0.31
Net realized and unrealized gains (losses) on investments	0.19	0.00	0.24	0.00	(0.07)

Total from investment operations	0.38	0.19	0.43	0.30	0.24
Distributions to shareholders from
Net investment income	(0.19)	(0.19)	(0.21)	(0.31)	(0.30)
Net asset value, end of period	$10.70	$10.51	$10.51	$10.29	$10.30
Total return[1]	3.63%	1.85%	4.25%	2.99%	2.32%
Ratios to average net assets (annualized)
Gross expenses	1.59%	1.60%	1.61%	1.69%	1.83%
Net expenses	1.55%	1.55%	1.60%	1.60%	1.60%
Net investment income	1.77%	1.82%	1.85%	3.07%	2.88%
Supplemental data
Portfolio turnover rate	56%	54%	34%	64%	69%
Net assets, end of period (000’s omitted)	$33,414	$28,089	$29,501	$6,014	$4,632

1.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage California Limited-Term Tax-Free Fund	29

(For a share outstanding throughout each period)

	Year Ended June 30,
Administrator Class	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.34	$10.35	$10.13	$10.14	$10.20
Net investment income	0.29	0.29	0.30	0.41	0.39
Net realized and unrealized gains (losses) on investments	0.19	(0.01)	0.23	(0.01)	(0.05)

Total from investment operations	0.48	0.28	0.53	0.40	0.34
Distributions to shareholders from
Net investment income	(0.29)	(0.29)	(0.31)	(0.41)	(0.40)
Net asset value, end of period	$10.53	$10.34	$10.35	$10.13	$10.14
Total return	4.65%	2.72%	5.34%	4.03%	3.34%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.79%	0.79%	0.87%	0.91%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.72%	2.77%	2.91%	4.08%	3.85%
Supplemental data
Portfolio turnover rate	56%	54%	34%	64%	69%
Net assets, end of period (000’s omitted)	$269,980	$209,794	$184,246	$60,259	$43,800

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage California Limited-Term Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities with original maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Notes to Financial Statements	Wells Fargo Advantage California Limited-Term Tax-Free Fund	31

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At June 30, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$36,782	$(36,782)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

At June 30, 2012, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Pre-enactment Capital Loss Expiration
2015	2016	2018	2019
$203,304	$11,320	$1,059,767	$110,356

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains

32	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Notes to Financial Statements

and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal obligations	$0	$452,314,976	$4,878,767	$457,193,743
Short-term investments
Investment companies	25,763,432	0	0	25,763,432
	$25,763,432	$452,314,976	$4,878,767	$482,957,175

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Municipal obligations
Balance as of June 30, 2011	$190,905
Accrued discounts (premiums)	0
Realized gains (losses)	(6,000)
Change in unrealized gains (losses)	25,112
Purchases	4,862,750
Sales	(194,000)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of June 30, 2012	$4,878,767
Change in unrealized gains (losses) relating to securities still held at June 30, 2012	$16,017

Notes to Financial Statements	Wells Fargo Advantage California Limited-Term Tax-Free Fund	33

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2012, the advisory fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.16%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.80% for Class A, 1.55% for Class C and 0.60% for Administrator Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended June 30, 2012, Wells Fargo Funds Distributor, LLC received $10,263 from the sale of Class A shares and $4,320 and $5,475 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended June 30, 2012 were $312,088,721 and $218,380,581, respectively.

34	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Notes to Financial Statements

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended June 30, 2012, the Fund paid $529 in commitment fees.

For the year ended June 30, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $10,308,279 and $9,094,822 of tax-exempt income for the years ended June 30, 2012 and June 30, 2011, respectively.

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax Exempt Income	Unrealized Gains	Capital Loss Carryforward
$547,386	$9,591,031	$(1,384,747)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210 Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or

Notes to Financial Statements	Wells Fargo Advantage California Limited-Term Tax-Free Fund	35

honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

36	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage California Limited-Term Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage California Limited-Term Tax- Free Fund as of June 30, 2012, the results of its operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 24, 2012

Other Information (Unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	37

TAX INFORMATION

For federal and California income tax purposes, the Fund designates 100% of its distributions paid from net investment income during the fiscal year as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and under Section 17145 of the California Revenue and Taxation Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

38	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Other Information (Unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	39

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

40	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage California Limited-Term Tax-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and Wells Capital Management were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Wells Capital Management supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund and to other comparative data. Lipper

Other Information (Unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	41

is an independent provider of investment company data. The Board noted that Lipper was not able to provide an index to compare the Fund’s performance. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was in range of the median performance of the Universe for all periods under review.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were in range of the Fund’s Expense Group’s median net operating expense ratios. The Board noted that the Fund’s net operating expense ratio with respect to Class A was reduced in 2010 and the Board accepted management’s recommendation to maintain the current contractual net expense ratio caps.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund was in range of the median rates for the Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the sub-advisory agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

42	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Other Information (Unaudited)

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage California Limited-Term Tax-Free Fund	43

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

210648 08-12 A248/AR248 06-12

Wells Fargo Advantage California Tax-Free Fund

Annual Report

June 30, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $207 billion in assets under management, as of June 30, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage California Tax-Free Fund	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage California Tax-Free Fund for the 12-month period that ended June 30, 2012. The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and a great amount of uncertainty regarding sovereign debt risk—both here and in Europe. In this environment, municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade2 municipal bonds throughout the country, gained 9.90% for the period.

The economy grew, but the recovery has only been modest.

The U.S. is three years into a modest economic recovery, but several factors held back growth despite the Federal Reserve’s (Fed) accommodative monetary policy. In Europe, much uncertainty remained about the outcome of the eurozone debt crisis and whether policymakers will be able to resolve it without any countries defaulting or leaving the euro. In addition, Europe has again entered a recession. In Asia, China’s economy slowed. Here at home, the federal budget deficit and a potential “fiscal cliff”, which describes the possible effect of higher taxes resulting from the expiration of several tax cuts and the implementation of federal spending reduction measures have added uncertainty. Finally, U.S. homebuilding is only in the early stages of a recovery.

In an effort to further bolster the economy, especially the labor market, the Fed has indicated its commitment to maintaining a highly accommodative monetary policy. Based on public statements and its actions, the Fed appears to believe that economic conditions warrant an extremely low federal funds target rate—a short-term bank lending rate—which will remain near 0% through late 2014. The Fed also apparently plans to continue its “Operation Twist,” which involves buying U.S. Treasury securities with maturities greater than six years and selling U.S. Treasury securities with maturities less than three years, in an effort to keep longer-term interest rates low.

A demand for relative safe-haven securities led to ultra-low interest rates.

Interest rates as measured by 10-year U.S. Treasury yields declined 150 basis points (100 bps equals 1.00%) over the past year to nearly 1.5% at the end of June 2012, a modern-era record low. Not only has the Fed been successful in engineering low interest rates, but investors have rushed to buy U.S. Treasury securities as a relative safe-haven asset in the midst of uncertainty surrounding the European debt crisis. Even the downgrade of the U.S. Government’s credit

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage California Tax-Free Fund	3

rating by Standard & Poor’s last August did not dampen enthusiasm for U.S. debt. Meanwhile, municipal bonds also benefited in each of the past four quarters as yields declined.

Municipal creditworthiness benefited from stronger economic growth.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations. As of the first quarter of 2012, the U.S. Census Bureau released figures showing that state and local municipalities have had 10 consecutive quarters of combined revenue growth. These revenues were driven by stronger general sales and individual income tax collections.

Difficult decisions have also been made by municipalities to restructure their balance sheets. While many states balanced their budgets by passing costs to local issuers, a number of local governments have made tough decisions to cut spending and balance their budgets despite the hard times. Looking to the future, 43 states have also taken steps over the past three years to shore up their long-term finances by enacting changes to their state retirement plans for their public employees and teachers.

While the overall credit strength of the municipal market is improving, several cities have filed for bankruptcy protection. Our credit research team has given us the capacity to closely monitor these situations and discerning the difference between municipal securities that are directly affected and those that are not. Additionally, while our municipal income funds are not immune from the effects of bankruptcy of municipal issuers, our shareholders should know that the bulk of our funds’ holdings are in revenue bonds, which have their own dedicated income sources.

Our message to our shareholders remains the same.

We believe a long-term investment strategy is the key to ensuring our shareholders reach their financial goals. Despite record-low interest rates, we see opportunity in sectors where yields remain generous relative to U.S. Treasury yields, such as A- and BBB-rated municipal bonds2. The capabilities of our credit research team and our relative-value approach to managing investments with a focus on duration3, yield curve4, sector, and issuer selection remain in place. Together with our investment expertise and your commitment to reaching your financial goals, we’ll go far.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations.

3.	Duration is a measurement of the sensitivity of a bond’s price to changes in Treasury yields. A Fund’s duration is the weighted-average of duration of the bonds in the portfolio. Duration should be interpreted as the approximate change in a bond’s (or Fund’s) price for a 100 bps change in Treasury yields.

4.	A graphical representation of fixed income security yields (usually U.S. Treasuries) at their respective maturities, starting with the shortest time to maturity and sequentially plotting in a line chart to the longest maturity.

4	Wells Fargo Advantage California Tax-Free Fund	Letter to Shareholders (Unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to Shareholders

Effective September 1, 2012, the Fund’s dollar-weighted average effective maturity, under normal circumstances, is expected to change from the current range of between 5 to 20 years to between 3 and 20 years.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

Performance Highlights (Unaudited)	Wells Fargo Advantage California Tax-Free Fund	5

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income tax and California individual income tax.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Terry J. Goode

Robert J. Miller

Adrian Van Poppel

FUND INCEPTION

October 6, 1988

12 MONTH TOTAL RETURN AS OF JUNE 30, 2012
Class A (Excluding Sales Charges)	12.46%
Barclays Municipal Bond Index[1]	9.90%
Barclays California Municipal Bond Index[2]	10.97%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 0.75% for Class A shares. The Fund’s gross and net expense ratios are 0.82% and 0.75%, respectively, for Class A shares, as stated in the most recent prospectus. Without these reductions, the Fund’s returns would have been lower.

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.	The Barclays California Municipal Bond Index is the California component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage California Tax-Free Fund Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays California Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6	Wells Fargo Advantage California Tax-Free Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed its benchmark, the Barclays California Municipal Bond Index, for the fiscal year that ended June 30, 2012.

■

Duration and yield-curve decisions positively contributed to performance. The Fund held a slightly long duration position that benefited as interest rates declined. Its overweight to the 15- to 20-year part of the yield curve outperformed the short end and the very long end of the yield curve.

■	The Fund’s overweight to BBB- and A-rated bonds was positive as these rating categories outperformed AAA- and AA-rated bonds by a wide margin.

■	The Fund’s overweight to revenue bonds benefited performance, while security selection helped in several sectors where the Fund was not optimally invested.

The European crisis and low supply were the primary factors affecting municipal bond performance.

Over the past year, fear of a global economic slowdown and the debt crisis in Europe helped fuel the “flight to quality” trade in U.S. Treasury bonds that pushed their benchmark yields lower by more than 150 basis points (bps; 100 bps equals 1.00%). Domestically, many local municipal issuers felt their own “austerity” pain as tough decisions were made in the wake of lower federal funding, sluggish local economies, and weaker property tax revenue from declining home values. This created some opportunities in lower-rated municipal securities for our research team and relative-value approach. We continue to be overweight in lower-rated investment-grade bonds.

Technical factors also drove municipal yields lower. In California and nationally, positive mutual fund flows and net negative new-issue supply pushed nominal municipal yields to historic lows. Although new-issue supply has picked up recently, more than 50% has been the result of refunding opportunities. By the end of the 12-month period, municipal yields were relatively unchanged at the front end of the yield curve, but yield declines increased as maturities increased along the yield curve. Yields in the 10-year, 20-year, and 30-year range ended the period lower by 89 bps, 110 bps, and 119 bps, respectively. This flattened the slope of the municipal yield curve; the difference between 30-year yields and one-year yields declined from 412 bps to 296 bps.

CREDIT QUALITY[4] (AS OF JUNE 30, 2012)

Strategic positioning and impact on performance.

The Fund’s relative duration was generally slightly long versus its benchmark and contributed to performance as the market rallied. This was partially offset by our underweight to the very long end of the yield curve, which performed well. The Fund continues to be “bulleted,” with an overweight to 15- to 20-year maturity bonds, which is consistent with our expectation for the curve to flatten in a rising interest-rate environment.

Performance Highlights (Unaudited)	Wells Fargo Advantage California Tax-Free Fund	7

EFFECTIVE MATURITY DISTRIBUTION[5] (AS OF JUNE 30, 2012)

As yields approached historic lows, investors reached for yield, resulting in lower-rated investment-grade (A- and BBB-rated) bonds significantly outperforming higher-rated investment-grade (AAA- and AA-rated) bonds. Within the benchmark, 12-month total returns for BBB-rated bonds were almost double those of AAA-rated bonds. Although spreads have compressed, we continue to see more relative value in select lower- investment-grade bonds and continue to maintain our overweight to this area.

We increased our exposure to California State general obligation (GO) bonds during the period, but we were underweight compared with the index. The state’s GO performance in the index lagged, but our selection within this sector outperformed the index average. We continue to maintain an overweight in local GOs, and our security selection outperformed. Within the revenue sectors, hospital and transportation were among the best performers in the index. The Fund was underweight in these two sectors, and our selection underperformed. The best-performing revenue sectors in the Fund were leasing and special tax, which outperformed the index holdings in these sectors.

In the current environment, we are focused on income while staying defensive.

We believe several factors could affect rates in the coming months, especially uncertainty around the presidential election, the approaching “fiscal cliff,” and a solution to Europe’s problems, as well as the direction of the U.S. economy. Although the Federal Reserve (Fed) has stated it will keep rates low at least through late 2014, the market could move ahead of it if the market feels the Fed is too far behind the economy. While we are not looking for a sharp increase in interest rates, we believe the risk is greater for interest rates to move higher from the current lows rather than lower. Additionally, an increase in municipal supply could put pressure on the market even if Treasury yields remain low. Municipal-to-Treasury yield ratios are already cheap, in our estimation, and do not appear to have enticed many crossover buyers in the face of more attractive corporate bond yields.

In this environment, we expect to maintain the Fund’s duration close to that of the index. We continue to seek trading opportunities that add income or relative value to improve total return. As always, we continue to use a balanced, relative-value approach driven by fundamental credit analysis to actively manage a Fund diversified by sectors, issuers, credit quality, and bond structure.

4.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

5.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

8	Wells Fargo Advantage California Tax-Free Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF JUNE 30, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (SCTAX)	10/06/1988	0.43	7.37	4.27	4.46	5.17	12.46	5.24	4.94	0.82%	0.75%
Class B (SGCBX)**	12/15/1997	(0.28)	6.66	4.12	4.38	4.72	11.66	4.46	4.38	1.57%	1.50%
Class C (SCTCX)	07/01/1993	3.72	10.56	4.44	4.13	4.72	11.56	4.44	4.13	1.57%	1.50%
Administrator Class (SGCAX)	12/15/1997					5.27	12.67	5.48	5.18	0.76%	0.55%
Barclays Municipal Bond Index						3.66	9.90	5.95	5.28
Barclays California Municipal Bond Index						4.11	10.97	5.86	5.35

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to California municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage California Tax-Free Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01-01-2012	Ending Account Value 06-30-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,051.71	$3.83	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.77	0.75%
Class B
Actual	$1,000.00	$1,047.16	$7.63	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.52	1.50%
Class C
Actual	$1,000.00	$1,047.19	$7.64	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.52	1.50%
Administrator Class
Actual	$1,000.00	$1,052.70	$2.81	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	$2.77	0.55%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage California Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Municipal Obligations: 98.13%

California: 96.26%
ABAG Finance Authority for Nonprofit Corporation Series 2012A (Health Revenue) §	5.00%	08/01/2026	$400,000	$447,052
ABAG Finance Authority for Nonprofit Corporation Series 2012A (Health Revenue) §	5.00	08/01/2027	1,145,000	1,272,404
ABAG Finance Authority for Nonprofit Corporation Series 2012A (Health Revenue) §	5.00	08/01/2028	400,000	441,644
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, AMBAC Insured) ¤	0.00	10/01/2018	3,800,000	2,974,298
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, AMBAC Insured) ¤	0.00	10/01/2019	3,000,000	2,211,870
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, AMBAC Insured) §±	5.25	10/01/2021	3,000,000	3,133,440
Alhambra CA Unified School District Election of 2008 Series B (GO, AGM Insured) §	6.00	08/01/2029	4,100,000	4,913,153
Alisal CA Unified School District CAB Election of 2006 Series A (GO, Assured Guaranty Insured) ¤	0.00	08/01/2017	1,105,000	972,201
Anaheim CA City School District Election of 2010 (GO, AGM Insured) §	6.25	08/01/2033	1,290,000	1,547,961
Anaheim CA PFA CAB Sub Lien Public Improvements Project Series C (Miscellaneous Revenue, AGM Insured) ¤	0.00	09/01/2018	5,300,000	4,306,144
Anaheim CA PFA CAB Sub Lien Public Improvements Project Series C (Miscellaneous Revenue, AGM Insured) ¤	0.00	09/01/2025	10,000,000	5,217,800
Anaheim CA PFA Electric System Distribution Facilities Series A (Utilities Revenue, AGM Insured) §	5.00	10/01/2031	4,305,000	4,344,993
Antelope Valley CA Health Care District Series A (Health Revenue, AGM Insured) §	5.20	01/01/2017	2,195,000	2,201,717
Bay Area Infrastructure Financing Authority of California State Payment Acceleration Notes (Transportation Revenue, XLCA Insured) §	5.00	08/01/2017	1,635,000	1,700,776
Belmont CA Community Facilities Special Tax District # 2000-1 Library Project Series A (Tax Revenue, AMBAC Insured) §	5.75	08/01/2030	3,190,000	3,857,539
Brea CA PFA Tax Allocation Series A (Housing Revenue) §	7.00	09/01/2023	2,105,000	2,285,862
Cabrillo CA Unified School District CAB Series A (GO, AMBAC Insured) ¤	0.00	08/01/2021	1,500,000	991,440
California Community College Financing Authority (Miscellaneous Revenue) §	5.00	05/01/2030	2,635,000	2,860,846
California Educational Facilities Authority Series 45A (Education Revenue, Societe Generale LIQ) §±	0.60	10/01/2033	3,000,000	3,000,000
California Educational Facilities Authority University of the Pacific Series A (Education Revenue) §	5.00	11/01/2026	2,000,000	2,249,860
California Educational Facilities Authority University of the Pacific Series A (Education Revenue) §	5.00	11/01/2030	535,000	586,815
California Health Facilities Financing Memorial Health Services Series A (Health Revenue) §	5.00	10/01/2033	2,750,000	3,082,585
California HFA AMT Home Mortgage Series E (Housing Revenue) §	5.00	02/01/2042	2,420,000	2,432,511
California HFA AMT Home Mortgage Series G (Housing Revenue) §	5.50	08/01/2042	4,855,000	4,924,087
California HFA AMT Home Mortgage Series H (Housing Revenue, FGIC Insured) §	5.75	08/01/2030	1,510,000	1,571,533
California HFA AMT Home Mortgage Series J (Housing Revenue) §	5.75	08/01/2047	515,000	521,844
California HFA AMT Home Mortgage Series M (Housing Revenue) §	5.00	08/01/2037	1,795,000	1,802,772
California HFA MFHR Series B (Housing Revenue, AMBAC & FHA Insured) §	6.05	08/01/2016	1,125,000	1,126,845
California HFFA Casa Colina Project (Health Revenue) §	6.00	04/01/2022	3,000,000	3,005,100
California HFFA Catholic Healthcare West Series A (Health Revenue) §	5.25	03/01/2023	3,000,000	3,462,870

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage California Tax-Free Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
California HFFA Catholic Healthcare West Series A (Health Revenue) §	6.00%	07/01/2029	$3,280,000	$3,850,031
California HFFA Lucile Salter Packard Project (Health Revenue) §	5.00	08/15/2026	1,250,000	1,444,925
California HFFA Lucile Salter Packard Project (Health Revenue) §	5.00	08/15/2027	225,000	260,636
California HFFA Lucile Salter Packard Project (Health Revenue) §	5.00	11/15/2032	1,250,000	1,379,813
California HFFA Paradise Estate (Health Revenue, California Mortgages Insured) §	5.13	01/01/2022	3,600,000	3,638,088
California HFFA Prerefunded Providence Health (Health Revenue) §	6.50	10/01/2038	100,000	132,434
California HFFA Sutter Health Series D (Health Revenue) §	5.25	08/15/2031	3,100,000	3,484,524
California HFFA The Episcopal Home (Health Revenue, California Mortgages Insured) §	5.25	02/01/2021	2,000,000	2,002,880
California Housing Finance Agency CAB Home Mortgage Series N (GO) §	6.00	04/01/2035	2,140,000	2,498,493
California Housing Finance Agency Home Mortgage Series K AMT (Housing Revenue) §	5.30	08/01/2023	5,250,000	5,379,675
California Infrastructure & Economic Development Bank Independent Systems Operator Series A (Utilities Revenue) §	6.25	02/01/2039	3,000,000	3,297,360
California Infrastructure & Economic Development Bank School King City Unified High School (Miscellaneous Revenue) §	5.75	08/15/2029	2,150,000	2,359,582
California Municipal Finance Authority Community Hospitals Central California (Health Revenue) §	5.00	02/01/2020	1,000,000	1,064,880
California Rural Home Mortgage Finance Authority SFMR Mortgage-Backed Securities Series B (Housing Revenue, GNMA/FNMA Insured) §	6.25	12/01/2031	50,000	50,522
California Rural Home Mortgage Finance Authority SFMR Mortgage-Backed Securities Series C (Housing Revenue, GNMA/FNMA Insured) §	5.40	02/01/2046	1,690,000	1,817,156
California Special District Association Finance Corporation Program Series MM (Miscellaneous Revenue) §	5.50	06/01/2021	1,005,000	1,006,829
California State (GO) §	5.25	08/01/2038	1,925,000	2,085,179
California State (GO) §	5.25	11/01/2040	3,000,000	3,324,060
California State Department of Transportation COP Series A (Miscellaneous Revenue, NATL-RE Insured) §	5.25	03/01/2016	2,250,000	2,259,023
California State Department of Veterans Affairs Series A (Housing Revenue) §	4.85	12/01/2022	1,960,000	2,056,412
California State Public Works Board Judicial Council Project Series D (Miscellaneous Revenue) §	5.25	12/01/2025	4,000,000	4,547,280
California State Public Works Board Regents University of California Series G (Miscellaneous Revenue) §	5.00	12/01/2030	9,850,000	11,052,094
California State Public Works Board University of California Research Project Series L (Education Revenue, NATL-RE Insured) §	5.25	11/01/2028	4,225,000	4,697,820
California State Public Works California State University Project Series B-1 (Miscellaneous Revenue) §	5.70	03/01/2035	2,210,000	2,439,995
California State Public Works Department of General Services Butterfield Series A (Miscellaneous Revenue) §	5.25	06/01/2024	2,400,000	2,534,304
California State Public Works Department of General Services East End Series A (Miscellaneous Revenue, AMBAC Insured) §	5.00	12/01/2027	5,500,000	5,590,310
California State Public Works Department of Mental Health Coalinga State Hospital Series A (Miscellaneous Revenue) §	5.13	06/01/2029	3,145,000	3,233,217
California State Refunding (GO) §	5.00	08/01/2025	5,000,000	5,552,850
California State Refunding (GO) §	5.00	02/01/2033	5,000,000	5,444,700
California State Refunding Series B (GO) §±	1.33	05/01/2020	3,000,000	3,009,360
California State Various Purposes (GO) §	5.00	10/01/2029	7,000,000	7,629,860
California State Various Purposes (GO) §	5.00	09/01/2029	1,475,000	1,637,457
California State Various Purposes (GO) §	5.00	11/01/2032	955,000	1,035,783
California State Various Purposes (GO) §	5.00	09/01/2035	5,000,000	5,260,750

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage California Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
California State Various Purposes (GO) §	5.25%	09/01/2028	$5,000,000	$5,706,450
California State Various Purposes (GO) §	5.25	10/01/2029	800,000	888,440
California State Various Purposes (GO) §	5.25	04/01/2035	5,000,000	5,555,900
California State Various Purposes (GO) §	5.25	03/01/2038	2,300,000	2,479,561
California State Various Purposes (GO) §	5.60	03/01/2036	7,800,000	8,875,386
California State Various Purposes (GO) §	5.75	04/01/2029	1,600,000	1,856,560
California State Various Purposes (GO) §	5.75	04/01/2031	3,380,000	3,906,367
California State Various Purposes (GO) §	6.00	04/01/2038	23,465,000	27,225,970
California State Various Purposes & Refunding (GO) §	5.13	04/01/2033	5,835,000	6,240,299
California State Veterans Series BZ (GO, NATL-RE Insured) §	5.35	12/01/2021	5,000	5,008
California Statewide CDA COP Cedars Sinai Medical Center (Miscellaneous Revenue) §	6.50	08/01/2012	515,000	516,854
California Statewide CDA COP Childrens Hospital Los Angeles MBIA (Health Revenue, NATL-RE, IBC Insured) §	5.25	08/15/2029	2,000,000	2,000,500
California Statewide CDA COP The Internext Group (Health Revenue) §	5.38	04/01/2017	2,375,000	2,383,336
California Statewide CDA Front Porch Communities & Services Project Series B (Health Revenue, Sovereign Bank NA) §±	1.46	04/01/2037	5,000,000	5,000,000
California Statewide CDA Insured St. Joseph Health System (Health Revenue, AGM Insured) §	5.25	07/01/2021	1,775,000	2,063,367
California Statewide CDA MFHR ROC RR-II-R-13104CE (Housing Revenue, Citibank NA LIQ) §±144A	0.68	09/06/2035	1,000,000	1,000,000
California Statewide CDA Pioneer Park Project Series T (Housing Revenue, GNMA/FHA Insured) §	6.10	12/20/2035	2,010,000	2,012,854
California Statewide CDA Referendum International School Peninsula Project (Education Revenue) §	5.00	11/01/2016	1,190,000	1,217,858
California Statewide CDA School Facility Alliance for College-Ready Public Schools (Miscellaneous Revenue) §	6.75	07/01/2031	2,625,000	2,852,666
California Statewide CDA School Facility Aspire Public Schools (Miscellaneous Revenue) §	5.00	07/01/2020	1,335,000	1,337,203
California Statewide CDA School Facility Aspire Public Schools (Miscellaneous Revenue) §	5.20	07/01/2020	595,000	602,527
California Statewide CDA Water & Wastewater Pooled Series B (Water & Sewer Revenue, FSA Insured) §	5.25	10/01/2027	4,000,000	4,036,160
California Statewide Community Sutter Health Series B (Health Revenue, AMBAC Insured) §±	5.00	08/15/2038	7,000,000	7,354,410
Camrosa CA Water District Financing Authority Water & Sewer Series A (Water & Sewer Revenue) §	5.00	01/15/2031	2,000,000	2,167,600
Capistrano CA Unified School District School Facilities Improvement District #1 Series C (GO, AGM Insured) §	5.50	08/01/2022	1,215,000	1,220,358
Carson CA RDA Tax Allocation Series A (Tax Revenue, NATL-RE Insured) §	5.25	10/01/2020	1,140,000	1,192,885
Cathedral City CA PFA CAB Series A (Tax Revenue, NATL-RE Insured) ¤	0.00	08/01/2024	975,000	513,074
Cathedral City CA PFA CAB Series A (Tax Revenue, NATL-RE Insured) ¤	0.00	08/01/2026	1,085,000	486,829
Center California Unified School District CAB Series C (GO, NATL-RE Insured) ¤	0.00	09/01/2021	5,000,000	3,553,850
Central Valley CA School District Financing Authority Series A (Miscellaneous Revenue, NATL-RE Insured) §	6.45	02/01/2018	2,460,000	2,703,540
Cerritos CA Community College CAB Election of 2004 (GO) ¤	0.00	08/01/2029	1,750,000	758,818
Cerritos CA Community College CAB Election of 2004 (GO) ¤	0.00	08/01/2033	1,500,000	504,945
Chico CA PFA Redevelopment Project Area (Tax Revenue, NATL-RE Insured) §	5.13	04/01/2021	3,000,000	3,006,450
Coachella Valley CA Unified School District 2005 Election Series D (GO, AGM Insured) §%%	4.13	08/01/2032	1,000,000	991,470

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage California Tax-Free Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Coachella Valley CA Unified School District 2005 Election Series D (GO, AGM Insured) §%%	5.00%	08/01/2037	$3,000,000	$3,169,860
Coalinga CA PFA Water & Wastewater Pooled Series 2012 (Water & Sewer Revenue) §	5.00	04/01/2030	1,525,000	1,560,365
College of The Sequoias Tulare Area Improvement District # 3 California Election of 2008 Series A (GO, Assured Guaranty Insured) ¤	0.00	08/01/2024	1,000,000	596,290
Compton CA Community College CAB Election of 2002-C (GO) ¤	0.00	08/01/2035	3,445,000	820,427
Compton CA Community Redevelopment Agency Redevelopment Project 2nd Lien Series A (Tax Revenue)	5.00	08/01/2020	1,140,000	1,230,505
Compton CA Community Redevelopment Agency Redevelopment Project 2nd Lien Series B (Tax Revenue) §	5.75	08/01/2026	5,000,000	5,362,500
Compton CA Solid Waste Management Facilities (Resource Recovery Revenue) §	4.80	08/01/2020	230,000	246,544
Contra Costa County CA Home GNMA Mortgage-Backed Securities Program (Housing Revenue, GNMA Insured) §	7.75	05/01/2022	240,000	312,259
Contra Costa County CA PFA Unrefunded 2007 Pleasant Hill (Tax Revenue) §	5.25	08/01/2028	405,000	373,515
Delano CA Union High School Election of 2010 Series B (GO, AGM Insured) §	5.75	08/01/2035	5,510,000	6,482,735
Duarte CA COP Series A (Health Revenue) §	5.25	04/01/2019	1,500,000	1,503,285
Duarte CA COP Series A (Health Revenue) §	5.25	04/01/2024	6,515,000	6,523,274
Duarte CA RDA CAB Sub Merged Redevelopment Project (Tax Revenue) ¤	0.00	12/01/2016	2,665,000	2,258,241
East Side CA Union High School District Santa Clara County 2008 Election Series D (GO) §	5.00	08/01/2029	2,000,000	2,218,980
East Side CA Union High School District Santa Clara County 2008 Election Series D (GO) §	5.00	08/01/2028	2,655,000	2,962,290
Elk Grove CA Unified School District Special Tax Refunding Community Facilities District Project (Tax Revenue, AMBAC Insured) §	6.50	12/01/2024	1,500,000	1,727,325
Emeryville CA PFA Assessment Distribution Refinancing (Miscellaneous Revenue) §	5.75	09/02/2014	500,000	501,265
Emeryville CA PFA Assessment Distribution Refinancing (Miscellaneous Revenue) §	5.90	09/02/2021	1,750,000	1,751,733
Escondido CA Joint Powers Financing Authority (Water & Sewer Revenue) §	5.00	09/01/2033	3,000,000	3,301,710
Escondido CA Union High School CAB Election of 2008 Series A (GO, Assured Guaranty Insured) ¤	0.00	08/01/2027	8,385,000	4,227,885
Etiwanda CA School District PFA Loan Agency (Miscellaneous Revenue, Assured Guaranty Insured) §	5.00	09/15/2032	2,000,000	2,149,880
Fontana CA RDA Jurupa Hills Redevelopment Project Series A (Tax Revenue) §	5.50	10/01/2017	2,455,000	2,470,467
Fontana CA RDA Jurupa Hills Redevelopment Project Series A (Tax Revenue) §	5.60	10/01/2027	4,785,000	4,797,489
Foothill/Eastern Corridor CA Transportation Agency (Transportation Revenue) §±	5.75	01/15/2040	4,000,000	4,003,320
Foothill/Eastern Corridor CA Transportation Agency (Transportation Revenue, NATL-RE, IBC Insured) §±	5.80	01/15/2020	3,000,000	3,088,200
Foothill/Eastern Corridor CA Transportation Agency (Transportation Revenue, NATL-RE, IBC Insured) §±	5.85	01/15/2023	3,000,000	3,083,640
Gilroy CA Unified School District Election of 2008 Series A (GO, Assured Guaranty Insured) §	6.00	08/01/2027	1,000,000	1,203,720
Golden West CA Schools Financing Authority CAB Series A (Miscellaneous Revenue, NATL-RE Insured) ¤	0.00	08/01/2015	2,000,000	1,853,040
Golden West CA Schools Financing Authority CAB Series PG-A (Miscellaneous Revenue, NATL-RE Insured) ¤	0.00	08/01/2016	585,000	475,266
Hacienda La Puente CA Unified School District (Miscellaneous Revenue, AGM Insured)	5.00	08/01/2027	2,505,000	2,869,478

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage California Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Hawaiian Gardens CA RDA Project # 1 (Tax Revenue) §	6.00%	12/01/2013	$1,320,000	$1,324,726
Inland Valley CA Development Agency Series C (Tax Revenue) §±	4.50	03/01/2041	3,750,000	3,978,000
Jamul-Dulzura CA Unified School District Series C (GO) §	6.40	08/01/2016	140,000	140,683
Jefferson CA Union High School CAB Election of 2006 Series D (GO) ¤	0.00	08/01/2034	9,905,000	2,187,321
Jefferson CA Union High School CAB Election of 2006 Series D (GO) ¤	0.00	08/01/2036	11,130,000	2,101,789
Jurupa CA Unified School District Refunding Program (GO, AGM Insured)	5.00	08/01/2022	2,370,000	2,852,722
Kaweah CA Delta Health Care District Election of 2003 (GO, NATL-RE Insured) §	5.25	08/01/2028	5,370,000	5,741,980
La Quinta CA Redevelopment Agency Tax Redevelopment Project Area #1 (Tax Revenue, AMBAC Insured) §	5.00	09/01/2022	1,000,000	1,023,540
La Quinta CA Redevelopment Agency Tax Redevelopment Project Area #1 (Tax Revenue, AMBAC Insured) §	5.00	09/01/2021	1,000,000	1,021,960
Lake Elsinore CA School Financing Authority Horsethief Canyon (Tax Revenue) §	5.63	09/01/2016	2,430,000	2,441,300
Lancaster CA Redevelopment Agency Tax Allocation Combined Redevelopment Project Areas (Tax Revenue) §	6.50	08/01/2029	2,000,000	2,211,000
Lodi CA Unified School District School Facility Election of 2006 (GO, AGM Insured) §	5.00	08/01/2030	2,000,000	2,134,820
Long Beach CA Bond Financing Authority (Miscellaneous Revenue, AMBAC Insured) §	6.00	11/01/2017	1,320,000	1,418,129
Long Beach CA Bond Financing Authority Redevelopment Housing & Gas Utilities Financing Series A-1 (IDR, AMBAC Insured) §	5.00	08/01/2030	5,000,000	5,033,900
Long Beach CA Unified School District Election of 2008 Series A (GO) §	5.50	08/01/2026	2,530,000	2,974,217
Los Angeles CA ABC Unified School District Election of 1997 Series B (GO, NATL-RE, FGIC, GO of District Insured) ¤	0.00	08/01/2018	1,500,000	1,265,460
Los Angeles CA Community Development Properties CDA Headquarters Office Building Project Series 2011 (Miscellaneous Revenue) §	5.25	09/01/2030	1,905,000	2,120,246
Los Angeles CA Community Redevelopment Agency Manchester Social Services Project (Miscellaneous Revenue, AMBAC Insured) §	5.00	09/01/2025	2,310,000	2,410,739
Los Angeles CA Community Redevelopment Refunding Grand Central Square Class B (Tax Revenue, AMBAC Insured) §	5.00	12/01/2022	1,200,000	1,198,020
Los Angeles CA COP Sonneblick del Rio Project (Miscellaneous Revenue, AMBAC Insured) §	6.00	11/01/2019	2,000,000	2,005,800
Los Angeles CA Department of Airports Ontario International Series A (Airport Revenue, NATL-RE Insured) §	5.00	05/15/2024	1,565,000	1,626,160
Los Angeles CA Department of Airports Ontario International Series A (Airport Revenue, NATL-RE Insured) §	5.00	05/15/2025	2,925,000	3,021,759
Los Angeles CA Harbor Department (Port Authority Revenue) §	7.60	10/01/2018	85,000	102,619
Los Angeles CA Unified School District Refunding Headquarters Building Project B (Miscellaneous Revenue) §	5.00	10/01/2028	2,350,000	2,579,149
Los Angeles CA Unified School District Refunding Headquarters Building Project B (Miscellaneous Revenue) §	5.00	10/01/2031	1,125,000	1,209,983
Lynwood CA Unified School District Series 2011 (GO, AGM Insured) §	5.00	08/01/2024	1,000,000	1,136,550
M-S-R California Energy Authority California Gas Series C (Utilities Revenue) §	6.13	11/01/2029	1,060,000	1,239,225
M-S-R California Energy Authority Series B (Utilities Revenue) §	7.00	11/01/2034	4,000,000	5,191,760
Madera CA Unified School District CAB (Miscellaneous Revenue, AGM Insured) §	5.00	09/01/2028	1,740,000	1,807,373
Merced CA Community College School Facilities Improvement Project District #1 (GO, NATL-RE Insured) §	5.00	08/01/2031	1,635,000	1,724,435
Merced CA Union High School District CAB Election of 2008 Series C (GO) ¤	0.00	08/01/2032	3,380,000	1,154,371

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage California Tax-Free Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Merced CA Union High School District CAB Series A (GO, NATL-RE, FGIC Insured) ¤	0.00%	08/01/2018	$2,135,000	$1,814,195
Montebello CA Unified School District CAB (GO, AGM Insured) ¤	0.00	08/01/2021	1,435,000	1,018,477
Montebello CA Unified School District Election of 2004 (GO, NATL-RE Insured) §	5.00	08/01/2030	3,175,000	3,249,581
Morongo Band of Mission Indians California Enterprise Casino Series B (Miscellaneous Revenue) §144A	6.50	03/01/2028	2,000,000	2,070,940
Mount Diablo CA Unified School District 2010 Election Series E (GO) §	5.00	06/01/2037	2,000,000	2,188,960
Napa-Vallejo CA Waste Management Authority Solid Waste Transfer Facility (Resource Recovery Revenue) §	5.50	02/15/2013	1,080,000	1,083,089
Natomas CA Unified School District Series 1999 (GO, NATL-RE Insured) §	5.95	09/01/2021	1,000,000	1,119,040
Northern California Gas Authority #1 (Utilities Revenue) §±	0.94	07/01/2019	7,000,000	5,810,980
Northern California Gas Authority #1 (Utilities Revenue) §±	1.03	07/01/2027	10,000,000	7,240,300
Northern California Power Agency Public Power Prerefunded Balance (Utilities Revenue, AMBAC Insured) §	7.50	07/01/2023	50,000	69,368
Northern Inyo County CA Local Hospital District (GO, AGC-ICC Insured) §	5.60	08/01/2035	20,000	21,015
Norwalk-LA Mirada CA Unified School District Election of 2002 Series D (GO, AGM Insured) ¤	0.00	08/01/2023	1,500,000	963,600
Oakland CA Peralta Community College District Refunding Project (GO) §	5.00	08/01/2025	1,515,000	1,755,734
Oakland CA Unified School District Election of 2006 Series A (GO) §	5.50	08/01/2032	3,160,000	3,419,183
Ontario CA RDFA Ontario Redevelopment Project #1 (Tax Revenue, NATL-RE Insured) §	5.80	08/01/2023	1,110,000	1,312,198
Ontario CA RDFA Ontario Redevelopment Project #1 (Tax Revenue, NATL-RE Insured) §	6.00	08/01/2015	930,000	977,746
Palm Springs CA Financing Authority Downtown Revitalization Project Series B (Lease Revenue) §	5.00	06/01/2035	2,000,000	2,074,380
Palm Springs CA Palm Springs International Airport (Airport Revenue) §	6.00	07/01/2018	290,000	292,654
Palm Springs CA Palm Springs International Airport (Airport Revenue) §	6.40	07/01/2023	500,000	492,220
Palo Verde CA Unified School District FlexFund Program (Lease Revenue) §	4.80	09/01/2027	1,731,793	1,820,600
Palomar CA Pomerado Health Care District COP (Health Revenue) §	5.50	11/01/2019	4,950,000	5,534,001
Paramount CA Unified School District Election of 2006 (GO) ¤	0.00	08/01/2033	2,500,000	786,750
Pasadena CA Old Pasadena Parking Facilities Project (Miscellaneous Revenue) §	6.25	01/01/2018	1,025,000	1,161,335
Perris CA PFA Series A (Tax Revenue, NATL-RE Insured) §	5.25	10/01/2020	1,030,000	1,058,212
Perris CA PFA Series A (Tax Revenue) §	5.75	10/01/2031	2,045,000	2,080,460
Pico Rivera CA Water Authority Series A (Water & Sewer Revenue, NATL-RE Insured) §	5.50	05/01/2019	2,000,000	2,161,820
Pico Rivera CA Water Authority Series A (Water & Sewer Revenue) §	6.25	12/01/2032	5,500,000	5,574,910
Pioneer CA Union Elementary School District COP (Miscellaneous Revenue, NATL-RE Insured) §	5.00	08/01/2029	2,635,000	2,774,602
Pomona CA Unified School District Series A (GO, NATL-RE Insured) §	6.55	08/01/2029	2,480,000	3,246,444
Port Oakland CA Series L Unrefunded Balance (Airport Revenue, NATL-RE, FGIC Insured) §	5.50	11/01/2020	1,775,000	1,797,649
Port Oakland CA Unrefunded Balance AMT Refunding Series N (Airport Revenue, NATL-RE Insured) §	5.00	11/01/2022	5,330,000	5,383,460
Port Oakland CA Unrefunded Balance AMT Series L (Airport Revenue, NATL-RE, FGIC Insured) §	5.38	11/01/2027	2,070,000	2,089,003
Port Oakland CA Unrefunded Balance Series M (Airport Revenue, NATL-RE, IBC, FGIC Insured) §	5.38	11/01/2027	4,385,000	4,426,745
Port of Redwood City CA (Airport Revenue) §	5.13	06/01/2030	3,600,000	3,589,380
Poway CA Unified School District Election of 2008 Import District 07-1-A (GO) ¤	0.00	08/01/2024	1,800,000	1,105,560

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage California Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Redwood City CA RDA CAB Redevelopment Project Area 2-A (Tax Revenue, AMBAC Insured) ¤	0.00%	07/15/2030	$3,505,000	$1,154,512
Rialto CA RDA Merged Project Area Series A (Tax Revenue) §	5.00	09/01/2021	1,000,000	1,001,960
Rialto CA Unified School District CAB Election of 2010 Series A (GO, AGM Insured) ¤	0.00	08/01/2026	3,320,000	1,676,235
Richmond CA Joint Powers Financing Authority Civic Center Project Series A (Miscellaneous Revenue, Assured Guaranty Insured) §	5.88	08/01/2037	5,000,000	5,606,250
Richmond CA Joint Powers Financing Authority Point Potrero Series A (Miscellaneous Revenue) §	6.25	07/01/2024	7,500,000	8,415,075
Richmond CA Joint Powers Financing Authority Series A (Miscellaneous Revenue) §	5.25	05/15/2013	60,000	60,139
Riverside County CA Asset Administratiive Center Refunding Project (Miscellaneous Revenue) §	5.00	11/01/2028	1,150,000	1,248,567
Riverside County CA Asset Leasing Corporation Riverside County Hospital Project (Miscellaneous Revenue, NATL-RE Insured) ¤	0.00	06/01/2026	11,235,000	5,207,535
Riverside County CA Palm Desert Financing Authority Series A (Miscellaneous Revenue) §	6.00	05/01/2022	4,000,000	4,601,880
Roseville CA Natural Gas Financing Authority (Utilities Revenue)	5.00	02/15/2025	1,905,000	1,997,221
Sacramento CA City Unified School Refunding (GO, AGM Insured) §	5.00	07/01/2031	2,500,000	2,736,875
Sacramento CA Municipal Utility District Refunding Series Y (Utilities Revenue) §	5.00	08/15/2033	1,000,000	1,126,040
Sacramento County CA Airport System AMT Senior Series B (Airport Revenue, AGM Insured) §	5.75	07/01/2024	2,000,000	2,255,100
Sacramento County CA City Financing Authority Series A (Miscellaneous Revenue, AMBAC Insured) §	5.40	11/01/2020	2,500,000	2,874,975
Sacramento County CA COPS Animal Care & Youth Detention Program (Miscellaneous Revenue, AMBAC Insured) §	5.00	10/01/2025	1,085,000	1,143,948
Sacramento County CA Sanitation Districts Financing Authority Class A (Water & Sewer Revenue, FGIC Insured, Societe Generale LIQ & LOC) §±	0.35	12/01/2035	11,000,000	11,000,000
Sacramento County CA Water Financing Authority Water Agency Zones 40 & 41 Series B (Water & Sewer Revenue, NATL-RE, FGIC Insured) §±	0.86	06/01/2034	11,365,000	8,051,989
San Bernardino County CA COP Arrowhead Project Series A (Miscellaneous Revenue) §	5.50	08/01/2020	6,000,000	6,965,460
San Bernardino County CA COP Medical Center Financing Project (Miscellaneous Revenue, NATL-RE Insured) §	5.00	08/01/2028	5,815,000	5,817,559
San Buenaventura CA Public Refunding Series A (Miscellaneous Revenue) §	5.00	02/01/2028	1,750,000	1,929,218
San Diego CA PFFA Ballpark Series A (Miscellaneous Revenue, AMBAC Insured) §144A	5.25	02/15/2032	4,825,000	4,998,845
San Diego CA PFFA Refunding Balance Ballpark Project Series A (Miscellaneous Revenue, AMBAC Insured) §144A	5.25	02/15/2026	4,950,000	5,201,361
San Diego CA RDA CAB Tax Allocation Centre (Tax Revenue, AGM Insured) ¤	0.00	09/01/2023	885,000	555,824
San Diego CA RDA Centre City Sub Parking Series B (Transportation Revenue) §	5.30	09/01/2020	1,060,000	1,061,495
San Diego CA Redevelopment Agency (Tax Revenue) §	5.00	09/01/2025	575,000	599,116
San Francisco CA City & County COP Multiple Capital Improvement Projects Series A (Miscellaneous Revenue) §	5.20	04/01/2026	3,000,000	3,375,930
San Francisco CA City & County RDFA Mission Bay North Redevelopment Series C (Tax Revenue)	4.50	08/01/2016	250,000	268,308
San Francisco CA City & County RDFA Mission Bay North Redevelopment Series C (Tax Revenue)	3.00	08/01/2013	470,000	475,673
San Francisco CA City & County RDFA Mission Bay North Redevelopment Series C (Tax Revenue)	4.00	08/01/2014	385,000	397,990

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage California Tax-Free Fund	17

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
San Gorgonio CA Memorial Healthcare Election of 2006 Series A (GO, NATL-RE, FGIC Insured) §	5.00%	08/01/2036	$5,000,000	$5,013,450
San Joaquin Hills County CA Transportation Corridor Agency CAB Series A (Transportation Revenue, NATL-RE Insured) ¤	0.00	01/15/2015	2,000,000	1,792,700
San Jose CA Libraries & Parks Project (GO) §	5.13	09/01/2031	2,040,000	2,047,140
San Jose CA Redevelopment Agency Tax Allocation Refunding Merged Area Redevelopment Project Series C (Tax Revenue, NATL-RE Insured) §	5.00	08/01/2025	1,845,000	1,803,340
San Jose CA Redevelopment Agency Tax Allocation Refunding Merged Area Redevelopment Project Series C (Tax Revenue, NATL-RE Insured) §	5.00	08/01/2026	950,000	920,085
San Jose CA Unified School District (Miscellaneous Revenue, AGM Insured) ¤	0.00	01/01/2021	1,205,000	895,556
San Jose CA Unified School District (Miscellaneous Revenue, AGM Insured) ¤	0.00	01/01/2026	3,175,000	1,690,878
San Luis Obispo County CA Financing Authority Series A (Miscellaneous Revenue) §%%	5.00	10/15/2027	1,510,000	1,694,582
San Mateo County CA Jefferson Union High School District Election of 2006 Series D (GO) ¤	0.00	08/01/2033	8,865,000	2,132,653
San Rafael City CA High School District CAB Election of 2002 Series B (GO, NATL-RE, FGIC Insured) ¤	0.00	08/01/2023	1,260,000	825,426
Sanger CA Unified School District Refunding Revenue (GO, NATL-RE Insured) §	5.60	08/01/2023	2,530,000	2,852,879
Santa Ana CA Community Redevelopment Merged Project Area Series A (Tax Revenue) §	6.00	09/01/2022	2,000,000	2,296,400
Santa Ana CA Unified School District CAB Election of 2008 Series B (GO, Assured Guaranty Insured) ¤	0.00	08/01/2038	20,495,000	5,016,766
Santa Cruz County CA Live Oak School District COP (Miscellaneous Revenue, Assured Guaranty Insured) §	5.50	08/01/2029	1,000,000	1,129,250
Santa Cruz County CA RDA California Live Oak Soquel Community Improvement Project (Tax Revenue) §	6.63	09/01/2029	2,100,000	2,443,476
Simi Valley CA Unified School District Capital Improvement Projects (Miscellaneous Revenue, AMBAC Insured) §	5.25	08/01/2022	1,970,000	2,136,918
Sonoma CA Community RDA The Springs Redevelopment Project (Tax Revenue, Assured Guaranty Insured) §	6.50	08/01/2028	3,000,000	3,151,800
Sonoma Valley CA Unified School District CAB Election of 2010 Series A (GO) ¤	0.00	08/01/2027	1,020,000	488,447
South Gate CA PFA South Gate Redevelopment Project #1 (Tax Revenue, XLCA Insured) §	5.25	09/01/2019	2,015,000	2,061,103
South Pasadena CA Unified School District Series A (GO, FGIC-TCR Insured) §	5.55	11/01/2020	810,000	1,001,500
Southern California Public Power Authority Natural Gas Project (Utilities Revenue)	5.25	11/01/2025	1,000,000	1,080,830
Southwest Community California Finance Authority Riverside County (Miscellaneous Revenue) §	6.38	05/01/2033	3,215,000	3,604,819
Sulphur Springs CA Union School District Series A (GO, NATL-RE Insured) ¤	0.00	09/01/2013	5,690,000	5,598,732
Sulphur Springs CA Union School District Refunding Community Facilities District #2002-1 Series A (Tax Revenue) §	5.00	09/01/2032	1,465,000	1,529,035
Sweetwater CA Union High School District PFA Series A (Tax Revenue, AGM Insured) §	5.00	09/01/2026	2,090,000	2,166,891
Torrance CA COP Refunding & Public Improvement Project Series A (Miscellaneous Revenue, AMBAC Insured) §	5.00	06/01/2034	1,310,000	1,335,663
Torrance CA COP Refunding & Public Improvement Project Series A (Miscellaneous Revenue, AMBAC Insured) §	5.25	06/01/2034	2,690,000	2,755,044
Tracy CA Operating Partnership Joint Powers Authority Capital Improvement Projects (Miscellaneous Revenue, Assured Guaranty Insured) §	6.25	10/01/2033	1,000,000	1,143,270
Tulare CA PFFA Capital Facilities Project (Miscellaneous Revenue, Assured Guaranty Insured) §	5.25	04/01/2027	3,000,000	3,329,940

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage California Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Union City CA Community RDA (Tax Revenue, Assured Guaranty Insured) §	5.25%	10/01/2033	$10,000,000	$10,870,900
Union City CA Community RDA Series A (Tax Revenue, AMBAC Insured) §	5.38	10/01/2034	5,000,000	5,005,200
University of California Revenues Unrefunded Balance UCLA Medical Center Series A (Health Revenue, AMBAC Insured) §	5.25	05/15/2030	465,000	481,517
Vacaville CA Unified School District (Miscellaneous Revenue, Assured Guaranty Insured) §	6.50	12/01/2034	1,260,000	1,463,112
Vallejo City CA Unified School District Refunding Series A (GO, NATL-RE Insured)	5.90	02/01/2017	1,000,000	1,118,880
Vista CA Community Development Commission Vista Redevelopment Project Area (Tax Revenue) §	5.88	09/01/2037	2,500,000	2,501,775
Walnut Valley CA Unified School District Series C (GO, FGIC Insured) §	5.75	08/01/2015	1,135,000	1,140,573
West Contra Costa CA Healthcare District (Tax Revenue) §	6.00	07/01/2032	3,000,000	3,382,260
West Contra Costa CA Healthcare District COP (Tax Revenue, AMBAC Insured) §	5.50	07/01/2029	2,000,000	2,052,600
West Contra Costa CA Unified School District Refunding (GO) §%%	5.00	08/01/2032	1,250,000	1,355,050
West Contra Costa CA Unified School District (GO, AGM Insured) §	5.25	08/01/2024	1,350,000	1,578,447
West Contra Costa CA Unified School District Election of 2005 Series B (GO)	6.00	08/01/2027	1,080,000	1,354,881
West Contra Costa CA Unified School District Election of 2005 Series C-1 (GO, Assured Guaranty Insured) ¤	0.00	08/01/2021	6,000,000	4,281,300
West Fresno CA Elementary School District Election of 1997 Series C (GO, AGM Insured) §	6.60	05/01/2035	1,000,000	1,224,690
West Hollywood CA Community Development East Side Redevelopment Project Series A (Tax Revenue) §	7.00	09/01/2026	875,000	981,190
West Hollywood CA Community Development East Side Redevelopment Project Series A (Tax Revenue) §	7.25	09/01/2031	1,000,000	1,128,480
Wiseburn CA School District CAB (GO, Assured Guaranty Insured) ¤	0.00	08/01/2027	1,525,000	736,758
Yorba Linda CA RDA CAB Redevelopment Series A (Tax Revenue, NATL-RE Insured) ¤	0.00	09/01/2019	1,810,000	1,335,599

				711,530,419

Guam: 0.15%
Guam Government Business Privilege Tax Series A (Tax Revenue) §	5.00	01/01/2031	1,000,000	1,089,160

Puerto Rico: 0.68%
Puerto Rico PFOTER Series 4147 (Utilities Revenue, FSA FGIC Insured, Dexia Credit Local LIQ) §±	1.00	07/01/2033	5,000,000	5,000,000

Virgin Islands: 1.04%
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series A (Tax Revenue) §	5.00	10/01/2029	5,000,000	5,337,450
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series A (Miscellaneous Revenue) §	6.75	10/01/2037	2,000,000	2,338,860

				7,676,310

Total Municipal Obligations (Cost $679,300,581)				725,295,889

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage California Tax-Free Fund	19

Security Name	Yield	Shares	Value

Short-Term Investments: 1.80%

Investment Companies 1.80%
Wells Fargo Advantage California Municipal Money Market Fund, Institutional Class (l)(u)##	0.01%	13,315,848	$13,315,848

Total Short-Term Investments (Cost $13,315,848)			13,315,848

Total Investments in Securities
(Cost $692,616,429) *	99.93%	738,611,737
Other Assets and Liabilities, Net	0.07	553,577

Total Net Assets	100.00%	$739,165,314

§	These securities are subject to a demand feature which reduces the effective maturity.

¤	Security issued in zero coupon form with no periodic interest payments.

±	Variable rate investment

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

%%	Security issued on a when-issued basis.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities.

*	Cost for federal income tax purposes is $692,710,988 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$46,370,409
Gross unrealized depreciation	(469,660)

Net unrealized appreciation	$45,900,749

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage California Tax-Free Fund	Statement of Assets and Liabilities—June 30, 2012

Assets
Investments
In unaffiliated securities, at value (see cost below)	$725,295,889
In affiliated securities, at value (see cost below)	13,315,848

Total investments, at value (see cost below)	738,611,737
Receivable for investments sold	5,367,889
Receivable for Fund shares sold	570,516
Receivable for interest	9,022,620
Prepaid expenses and other assets	23,944

Total assets	753,596,706

Liabilities
Dividends payable	465,598
Payable for investments purchased	12,337,170
Payable for Fund shares redeemed	1,091,760
Advisory fee payable	145,715
Distribution fees payable	29,490
Due to other related parties	121,482
Accrued expenses and other liabilities	240,177

Total liabilities	14,431,392

Total net assets	$739,165,314

NET ASSETS CONSIST OF
Paid-in capital	$704,495,423
Undistributed net investment income	67,231
Accumulated net realized losses on investments	(11,392,648)
Net unrealized gains on investments	45,995,308

Total net assets	$739,165,314

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$512,956,730
Shares outstanding – Class A	45,125,103
Net asset value per share – Class A	$11.37
Maximum offering price per share – Class A2	$11.91
Net assets – Class B	$1,618,363
Shares outstanding – Class B	139,522
Net asset value per share – Class B	$11.60
Net assets – Class C	$44,920,031
Shares outstanding – Class C	3,875,036
Net asset value per share – Class C	$11.59
Net assets – Administrator Class	$179,670,190
Shares outstanding – Administrator Class	15,774,968
Net asset value per share – Administrator Class	$11.39

Investments in unaffiliated securities, at cost	$679,300,581

Investments in affiliated securities, at cost	$13,315,848

Total investments, at cost	$692,616,429

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended June 30, 2012	Wells Fargo Advantage California Tax-Free Fund	21

Investment income
Interest	$33,125,025
Income from affiliated securities	2,124

Total investment income	33,127,149

Expenses
Advisory fee	2,355,240
Administration fees
Fund level	343,061
Class A	804,792
Class B	3,143
Class C	62,899
Administrator Class	141,852
Shareholder servicing fees
Class A	1,257,488
Class B	4,910
Class C	98,279
Administrator Class	341,681
Distribution fees
Class B	14,731
Class C	294,838
Custody and accounting fees	43,779
Professional fees	45,846
Registration fees	19,406
Shareholder report expenses	22,443
Trustees’ fees and expenses	11,960
Other fees and expenses	22,317

Total expenses	5,888,665
Less: Fee waivers and/or expense reimbursements	(716,882)

Net expenses	5,171,783

Net investment income	27,955,366

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	5,424,768
Net change in unrealized gains (losses) on investments	46,003,564

Net realized and unrealized gains (losses) on investments	51,428,332

Net increase in net assets resulting from operations	$79,383,698

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage California Tax-Free Fund	Statements of Changes in Net Assets

	Year Ended June 30, 2012		Year Ended June 30, 2011

Operations
Net investment income		$27,955,366		$31,568,614
Net realized gains on investments		5,424,768		3,306,237
Net change in unrealized gains (losses) on investments		46,003,564		(20,404,084)

Net increase in net assets resulting from operations		79,383,698		14,470,767

Distributions to shareholders from
Net investment income
Class A		(20,539,932)		(22,714,619)
Class B		(66,187)		(123,054)
Class C		(1,303,114)		(1,322,388)
Administrator Class		(6,044,548)		(7,406,442)

Total distributions to shareholders		(27,953,781)		(31,566,503)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,016,638	44,522,174	3,894,080	41,089,476
Class B	0	0	12,937	136,797
Class C	1,106,356	12,514,385	603,322	6,555,077
Administrator Class	7,285,019	81,336,433	6,169,537	65,715,235

		138,372,992		113,496,585

Reinvestment of distributions
Class A	1,411,615	15,645,241	1,500,047	15,829,883
Class B	4,239	47,806	6,900	74,462
Class C	86,821	983,626	81,216	874,117
Administrator Class	286,146	3,182,075	422,123	4,472,032

		19,858,748		21,250,494

Payment for shares redeemed
Class A	(6,194,513)	(68,618,513)	(12,710,500)	(132,648,311)
Class B	(103,619)	(1,151,374)	(216,327)	(2,344,529)
Class C	(464,061)	(5,237,522)	(1,013,313)	(10,763,616)
Administrator Class	(2,999,998)	(33,087,748)	(12,603,756)	(131,148,032)

		(108,095,157)		(276,904,488)

Net asset value of shares issued in acquisition
Class A	0	0	18,378,847	197,281,651
Class B	0	0	42,617	466,825
Class C	0	0	279,079	3,055,151
Administrator Class	0	0	1,086,486	11,686,036

Total increase in net assets		0		212,489,663

Net increase in net assets resulting from capital share transactions		50,136,583		70,332,254

Total increase in net assets		101,566,500		53,236,518

Net assets
Beginning of period		637,598,814		584,362,296

End of period		$739,165,314		$637,598,814

Undistributed net investment income		$67,231		$65,646

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage California Tax-Free Fund	23

(For a share outstanding throughout each period)

	Year Ended June 30,
Class A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.53	$10.69	$10.14	$10.64	$11.02
Net investment income	0.45	0.46	0.46 [1]	0.49	0.48
Net realized and unrealized gains (losses) on investments	0.84	(0.16)	0.55	(0.50)	(0.35)

Total from investment operations	1.29	0.30	1.01	(0.01)	0.13
Distributions to shareholders from
Net investment income	(0.45)	(0.46)	(0.46)	(0.49)	(0.48)
Net realized gains	0.00	0.00	0.00	0.00	(0.03)

Total distributions to shareholders	(0.45)	(0.46)	(0.46)	(0.49)	(0.51)
Net asset value, end of period	$11.37	$10.53	$10.69	$10.14	$10.64
Total return[2]	12.46%	2.89%	10.10%	0.06%	1.25%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.82%	0.86%	0.88%	1.02%
Net expenses	0.75%	0.75%	0.80%	0.80%	0.80%
Net investment income	4.08%	4.36%	4.35%	4.85%	4.42%
Supplemental data
Portfolio turnover rate	41%	23%	31%	44%	43%
Net assets, end of period (000’s omitted)	$512,957	$483,091	$372,415	$351,526	$375,441

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage California Tax-Free Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,
Class B	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.74	$10.91	$10.35	$10.86	$11.24
Net investment income	0.38 [1]	0.39 [1]	0.39 [1]	0.42	0.42
Net realized and unrealized gains (losses) on investments	0.86	(0.17)	0.56	(0.50)	(0.36)

Total from investment operations	1.24	0.22	0.95	(0.08)	0.06
Distributions to shareholders from
Net investment income	(0.38)	(0.39)	(0.39)	(0.43)	(0.41)
Net realized gains	0.00	0.00	0.00	0.00	(0.03)

Total distributions to shareholders	(0.38)	(0.39)	(0.39)	(0.43)	(0.44)
Net asset value, end of period	$11.60	$10.74	$10.91	$10.35	$10.86
Total return[2]	11.66%	2.06%	9.26%	(0.69)%	0.57%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.56%	1.62%	1.64%	1.77%
Net expenses	1.50%	1.50%	1.55%	1.55%	1.55%
Net investment income	3.37%	3.57%	3.63%	4.08%	3.68%
Supplemental data
Portfolio turnover rate	41%	23%	31%	44%	43%
Net assets, end of period (000’s omitted)	$1,618	$2,566	$4,286	$11,926	$25,900

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage California Tax-Free Fund	25

(For a share outstanding throughout each period)

	Year Ended June 30,
Class C	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.74	$10.90	$10.35	$10.85	$11.24
Net investment income	0.38	0.39	0.39 [1]	0.42	0.41
Net realized and unrealized gains (losses) on investments	0.85	(0.16)	0.55	(0.50)	(0.36)

Total from investment operations	1.23	0.23	0.94	(0.08)	0.05
Distributions to shareholders from
Net investment income	(0.38)	(0.39)	(0.39)	(0.42)	(0.41)
Net realized gains	0.00	0.00	0.00	0.00	(0.03)

Total distributions to shareholders	(0.38)	(0.39)	(0.39)	(0.42)	(0.44)
Net asset value, end of period	$11.59	$10.74	$10.90	$10.35	$10.85
Total return[2]	11.56%	2.16%	9.16%	(0.60)%	0.47%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.57%	1.62%	1.63%	1.76%
Net expenses	1.50%	1.50%	1.55%	1.55%	1.55%
Net investment income	3.31%	3.61%	3.58%	4.10%	3.69%
Supplemental data
Portfolio turnover rate	41%	23%	31%	44%	43%
Net assets, end of period (000’s omitted)	$44,920	$33,772	$34,848	$27,786	$29,438

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage California Tax-Free Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,
Administrator Class	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.55	$10.71	$10.16	$10.66	$11.04
Net investment income	0.48	0.48	0.48	0.52	0.51
Net realized and unrealized gains (losses) on investments	0.84	(0.16)	0.56	(0.50)	(0.35)

Total from investment operations	1.32	0.32	1.04	0.02	0.16
Distributions to shareholders from
Net investment income	(0.48)	(0.48)	(0.49)	(0.52)	(0.51)
Net realized gains	0.00	0.00	0.00	0.00	(0.03)

Total distributions to shareholders	(0.48)	(0.48)	(0.49)	(0.52)	(0.54)
Net asset value, end of period	$11.39	$10.55	$10.71	$10.16	$10.66
Total return	12.67%	3.10%	10.35%	0.32%	1.51%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.75%	0.78%	0.81%	0.84%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	4.26%	4.54%	4.53%	5.10%	4.67%
Supplemental data
Portfolio turnover rate	41%	23%	31%	44%	43%
Net assets, end of period (000’s omitted)	$179,670	$118,170	$172,814	$74,046	$77,702

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage California Tax-Free Fund	27

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage California Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities with original maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

28	Wells Fargo Advantage California Tax-Free Fund	Notes to Financial Statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of June 30, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $11,298,089 with $231,147 expiring in 2016, $2,613,015 expiring in 2017 and $8,453,927 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

Notes to Financial Statements	Wells Fargo Advantage California Tax-Free Fund	29

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal obligations	$0	$725,295,889	$0	$725,295,889
Short-term investments
Investment companies	13,315,848	0	0	13,315,848
	$13,315,848	$725,295,889	$0	$738,611,737

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2012, the advisory fee was equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% at the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10

30	Wells Fargo Advantage California Tax-Free Fund	Notes to Financial Statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class A, 1.50% for Class B, 1.50% for Class C and 0.55% for Administrator Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended June 30, 2012, Wells Fargo Funds Distributor, LLC received $39,969 from the sale of Class A shares and $626 and $3,545 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended June 30, 2012 were $334,321,310 and $277,045,549, respectively.

6. ACQUISITION

After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen California Municipal Bond Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class B, Class C and Class I shares of Evergreen California Municipal Bond Fund received Class A, Class B, Class C and Administrator Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen California Municipal Bond Fund for 19,787,029 shares of the Fund valued at $212,489,663 at an exchange ratio of 0.99, 0.97, 0.97, and 0.98 for Class A, Class B, Class C and Administrator Class shares, respectively. The investment portfolio of Evergreen California Municipal Bond Fund with a fair value of $209,413,381, identified cost of $203,996,395 and unrealized gains of $5,416,986 at July 9, 2010 were the principal assets acquired by the Fund. The aggregate net assets of Evergreen California Municipal Bond Fund and the Fund immediately prior to the acquisition were $212,489,663 and $586,340,971, respectively. The aggregate net assets of the Fund immediately after the acquisition were $798,830,634. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen California Municipal Bond Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed July 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended June 30, 2011 would have been:

Net investment income	$31,847,486
Net realized and unrealized losses on investments	$(21,828,221)
Net increase in net assets resulting from operations	$10,019,265

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee

Notes to Financial Statements	Wells Fargo Advantage California Tax-Free Fund	31

equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee was equal 0.125% of the unused balance. For the year ended June 30, 2012, the Fund paid $941 in commitment fees.

For the year ended June 30, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $27,953,781 and $31,566,503 of tax-exempt income for the years ended June 30, 2012 and June 30, 2011, respectively.

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Unrealized Gains	Capital Loss Carryforward
$534,843	$45,900,749	$(11,298,089)

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210 Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

32	Wells Fargo Advantage California Tax-Free Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage California Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage California Tax- Free Fund as of June 30, 2012, the results of its operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 24, 2012

Other Information (Unaudited)	Wells Fargo Advantage California Tax-Free Fund	33

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2012.

For California income tax purposes, the Fund designates 100% of its distributions paid from net investment income during the year as California exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34	Wells Fargo Advantage California Tax-Free Fund	Other Information (Unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage California Tax-Free Fund	35

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

36	Wells Fargo Advantage California Tax-Free Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage California Tax-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and Wells Capital Management were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Wells Capital Management supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s

Other Information (Unaudited)	Wells Fargo Advantage California Tax-Free Fund	37

benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was in range of the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Lipper California Municipal Debt Funds Index, for the periods under review, except for the one-year and three-year periods. The Board noted the change in the portfolio management team that occurred in 2011.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were in range of the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were in range of the median rates for the Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

38	Wells Fargo Advantage California Tax-Free Fund	Other Information (Unaudited)

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage California Tax-Free Fund	39

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

210649 08-12 A249/AR249 06-12

Wells Fargo Advantage Colorado Tax-Free Fund

Annual Report

June 30, 2012

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The views expressed and any forward-looking statements are as of June 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $207 billion in assets under management, as of June 30, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Colorado Tax-Free Fund	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Colorado Tax-Free Fund for the 12-month period that ended June 30, 2012. The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and a great amount of uncertainty regarding sovereign debt risk—both here and in Europe. In this environment, municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade2 municipal bonds throughout the country, gained 9.90% for the period.

The economy grew, but the recovery has only been modest.

The U.S. is three years into a modest economic recovery, but several factors held back growth despite the Federal Reserve’s (Fed) accommodative monetary policy. In Europe, much uncertainty remained about the outcome of the eurozone debt crisis and whether policymakers will be able to resolve it without any countries defaulting or leaving the euro. In addition, Europe has again entered a recession. In Asia, China’s economy slowed. Here at home, the federal budget deficit and a potential “fiscal cliff”, which describes the possible effect of higher taxes resulting from the expiration of several tax cuts and the implementation of federal spending reduction measures have added uncertainty. Finally, U.S. homebuilding is only in the early stages of a recovery.

In an effort to further bolster the economy, especially the labor market, the Fed has indicated its commitment to maintaining a highly accommodative monetary policy. Based on public statements and its actions, the Fed appears to believe that economic conditions warrant an extremely low federal funds target rate—a short-term bank lending rate—which may remain near 0% through late 2014. The Fed also apparently plans to continue its “Operation Twist,” which involves buying U.S. Treasury securities with maturities greater than six years and selling U.S. Treasury securities with maturities less than three years, in an effort to keep longer-term interest rates low.

A demand for relative safe-haven securities led to ultra-low interest rates.

Interest rates as measured by 10-year U.S. Treasury yields declined 150 basis points (100 bps equals 1.00%) over the past year to nearly 1.5% at the end of June 2012, a modern-era record low. Not only has the Fed been successful in engineering low interest rates, but investors have rushed to buy U.S. Treasury

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	3

securities as a relative safe-haven asset in the midst of uncertainty surrounding the European debt crisis. Even the downgrade of the U.S. Government’s credit rating by Standard & Poor’s last August did not dampen enthusiasm for U.S. debt. Meanwhile, municipal bonds also benefited in each of the past four quarters as yields declined.

Municipal creditworthiness benefited from stronger economic growth.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations. As of the first quarter of 2012, the U.S. Census Bureau released figures showing that state and local municipalities have had 10 consecutive quarters of combined revenue growth. These revenues were driven by stronger general sales and individual income tax collections.

Difficult decisions have also been made by municipalities to restructure their balance sheets. While many states balanced their budgets by passing costs to local issuers, a number of local governments have made tough decisions to cut spending and balance their budgets despite the hard times. Looking to the future, 43 states have also taken steps over the past three years to shore up their long-term finances by enacting changes to their state retirement plans for their public employees and teachers.

While the overall credit strength of the municipal market is improving, several cities have filed for bankruptcy protection. Our credit research team has given us the capacity to closely monitor these situations and discerning the difference between municipal securities that are directly affected and those that are not. Additionally, while our municipal income funds are not immune from the effects of bankruptcy of municipal issuers, our shareholders should know that the bulk of our funds’ holdings are in revenue bonds, which have their own dedicated income sources.

Our message to our shareholders remains the same.

We believe a long-term investment strategy is the key to ensuring our shareholders reach their financial goals. Despite record-low interest rates, we see opportunity in sectors where yields remain generous relative to U.S. Treasury yields, such as A- and BBB-rated municipal bonds2. The capabilities of our credit research team and our relative-value approach to managing investments with a focus on duration3, yield curve4, sector, and issuer selection remain in place. Together with our investment expertise and your commitment to reaching your financial goals, we’ll go far.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations.

3.	Duration is a measurement of the sensitivity of a bond’s price to changes in Treasury yields. A Fund’s duration is the weighted-average of duration of the bonds in the portfolio. Duration should be interpreted as the approximate change in a bond’s (or Fund’s) price for a 100 bps change in Treasury yields.

4.	A graphical representation of fixed income security yields (usually U.S. Treasuries) at their respective maturities, starting with the shortest time to maturity and sequentially plotting in a line chart to the longest maturity.

4	Wells Fargo Advantage Colorado Tax-Free Fund	Letter to Shareholders (Unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to Shareholders

Effective September 1, 2012, the Fund’s dollar-weighted average effective maturity, under normal circumstances, is expected to change from the current range of between 5 to 20 years to between 3 and 20 years.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

Performance Highlights (Unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	5

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income tax and Colorado individual income tax.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Terry J. Goode

Adrian Van Poppel

FUND INCEPTION

June 1, 1993

12 MONTH TOTAL RETURN AS OF JUNE 30, 2012
Class A (Excluding Sales Charges)	9.51%
Barclays Municipal Bond Index[1]	9.90%
Barclays Colorado Municipal Bond Index[2]	11.55%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. The Adviser has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 0.85% for Class A shares. The Fund’s gross and net expense ratios are 0.91% and 0.86%, respectively, for Class A shares, as stated in the most recent prospectus. Without these reductions, the Fund’s returns would have been lower.

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.	The Barclays Colorado Municipal Bond Index is the Colorado component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage Colorado Tax-Free Fund Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays Colorado Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6	Wells Fargo Advantage Colorado Tax-Free Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Barclays Municipal Bond Index, for the 12-month period that ended June 30, 2012.

■	The main reason for the Fund’s underperformance was because its duration was shorter than the benchmark at the beginning of the period and detracted from performance as rates rallied.

■

The Fund’s overweight to revenue bonds, which outperformed general obligation (GO) bonds, positively contributed to performance. Specifically, an overweight to the education sector and superior security selection within the transportation sector contributed to performance.

■

We held a large allocation in A- and BBB-rated bonds because of their attractive spreads compared with higher-quality bonds and the improving municipal credit trends that occurred as the economy improved.

The Fund’s investment strategy reflected record-low interest rates and a steep yield curve.

Economic activity accelerated modestly in late 2011 and early 2012 but has slowed recently. In an effort to boost growth by keeping interest rates low, the Federal Reserve (Fed) continued its accommodative monetary policy. Meanwhile, investors concerned about the European sovereign debt situation bought Treasury securities as a relative safe-haven asset. As a result, U.S. Treasury yields fell to record lows. At the beginning of the period, the Fund’s option-adjusted duration was a half a year shorter than the benchmark, which led to underperformance as municipal rates rallied. We extended duration over the period and ended with duration one-fourth of a year longer than the benchmark.

CREDIT QUALITY[4] (AS OF JUNE 30, 2012)

Given a historically steep yield curve, the Fund had a barbell position along the yield curve, meaning it was invested in short-term variable-rate demand notes (VRDNs) and in bonds with maturities between 15 and 20 years to maturity. Because we had invested in European bank-backed VRDNs with solid underlying municipal credit quality, the Fund benefited as rates spiked on fears of weakness in European banks. The longer-term bonds are intended to allow the Fund to benefit as their yields decline while they move toward maturity.

4.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Performance Highlights (Unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	7

EFFECTIVE MATURITY DISTRIBUTION[5] (AS OF JUNE 30, 2012)

As municipal yields declined over the period, investors sought higher-yielding, lower-rated securities, resulting in the outperformance of BBB-rated bonds. The BBB-rated and A-rated categories were the best performers in the index; AAA-rated and prerefunded bonds were the weakest.

Revenue bonds outperformed.

Our focus on revenue bonds and local GOs was an important factor in the Fund’s performance over the period. Revenue bonds were the best-performing part of the Barclays Municipal Bond Index, and we maintained our overweight during the period. Within the revenue bond sector, the Fund’s main overweight allocations were to the education, housing, and special tax sectors. Within the education sector, charter schools that are backed by the state’s moral obligation pledge were the Fund’s primary overweight. The Fund was underweight in the transportation sector, but superior security selection in the toll road subsector, which is included in the transportation sector, contributed to outperformance.

We continue to maintain our underweight in state GOs, but we will selectively add local GOs due to their more attractive relative value. During the period, our underweight in local GOs decreased.

Higher rates and credit improvement reflect our positioning going forward.

We expect to keep the Fund’s duration close to that of the benchmark and overweight the 20- to 25-year part of the yield curve relative to its index to take advantage of the curve’s steepness. We expect to continue the Fund’s underweight to the longest part of the yield curve since there is minimal incremental yield pickup due to the flatness of the 26- to 30-year part of the curve.

With the Fed stating its intention to maintain its highly accommodative monetary policy, both U.S. Treasury and municipal yields could remain low over the medium term. Our bias is for interest rates to rise over the longer term as the economy gradually improves. It is important to note that the weakness in the global economy, particularly within Europe, has created a drag on interest rates, and we believe that any meaningful resolution to the European debt crisis could lead to increases in interest rates at a swifter pace. We also believe the yield curve will flatten, and we are positioned for that to occur.

We continue to focus on lower-quality investment-grade debt and are of the opinion that they provide the best opportunity for superior risk-adjusted returns as credit spreads tighten due to improvement in the economy. However, good security selection will be important going forward.

5.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

8	Wells Fargo Advantage Colorado Tax-Free Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF JUNE 30, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (NWCOX)	06/01/1993	(0.39)	4.58	3.59	3.96	4.30	9.51	4.55	4.44	0.91%	0.86%
Class B (NWCBX)**	08/02/1993	(1.08)	3.69	3.42	3.89	3.92	8.69	3.77	3.89	1.66%	1.61%
Class C (WCOTX)	03/31/2008	2.91	7.69	3.74	3.53	3.91	8.69	3.74	3.53	1.66%	1.61%
Administrator Class (NCOTX)	08/23/1993					4.43	9.78	4.81	4.68	0.85%	0.61%
Barclays Municipal Bond Index						3.66	9.90	5.95	5.28
Barclays Colorado Municipal Bond Index						5.04	11.55	6.33	5.53

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to Colorado municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

6.	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.85% for Class A, 1.60% for Class B, 1.60% for Class C and 0.60% for Administrator Class. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01-01-2012	Ending Account Value 06-30-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,043.03	$4.32	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.27	0.85%
Class B
Actual	$1,000.00	$1,039.15	$8.11	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.91	$8.02	1.60%
Class C
Actual	$1,000.00	$1,039.15	$8.11	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.91	$8.02	1.60%
Administrator Class
Actual	$1,000.00	$1,044.32	$3.05	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02	0.60%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage Colorado Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Municipal Obligations: 94.48%

Arizona: 1.03%
Phoenix AZ IDA Rowan University Project (Lease Revenue) §	5.25%	06/01/2034	$1,000,000	$1,044,790

California: 2.30%
Inglewood CA Unified School District (Tax Revenue, AGM Insured) §	5.25	10/15/2021	1,000,000	1,116,330
Norco CA Redevelopment Agency Project Area #1 (Tax Revenue) §	6.00	03/01/2036	1,120,000	1,205,322

				2,321,652

Colorado: 80.66%
Adams Street College Colorado Enterprise (Education Revenue) §	5.00	05/15/2037	1,000,000	1,101,480
Arapahoe County CO Centennial 25 Metropolitan District (GO) §	6.38	12/01/2016	315,000	315,970
Arapahoe County CO School District #006 (GO, NATL-RE FGIC Insured) §	5.25	12/01/2021	200,000	204,204
Arapahoe County CO Water & Wastewater Authority (Water & Sewer Revenue, AGM Insured) §	5.00	12/01/2033	500,000	533,175
Arapahoe County CO Water & Wastewater Public Improvement District Project Series A (GO, NATL-RE Insured) §	5.13	12/01/2032	2,000,000	2,016,440
Aurora CO COP Series A (Miscellaneous Revenue) §	5.00	12/01/2027	2,000,000	2,226,340
Aurora CO Water Improvement Revenue Authority (Water & Sewer Revenue, AMBAC Insured) §	5.00	08/01/2039	1,000,000	1,114,770
Berthoud CO Wastewater Revenue (Water & Sewer Revenue) §	5.00	10/15/2027	670,000	732,096
Black Hawk CO Central City (Water & Sewer Revenue)	2.00	12/01/2012	200,000	200,636
Black Hawk CO Central City (Water & Sewer Revenue)	3.00	12/01/2013	500,000	512,080
Canon City CO Finance Authority COP (Miscellaneous Revenue, Assured Guaranty Insured) §	5.00	12/01/2032	150,000	162,030
Colorado ECFA Alexander Dawson School Colorado Project (Miscellaneous Revenue) §	5.00	02/15/2040	2,000,000	2,161,680
Colorado ECFA Charter School American Academy Project (Miscellaneous Revenue, Moral Obligation Insured) §	7.25	12/01/2028	1,000,000	1,189,140
Colorado ECFA Charter School American Academy Project (Miscellaneous Revenue, Moral Obligation Insured) §	7.38	12/01/2028	1,000,000	1,196,130
Colorado ECFA Charter School Banning Lewis (Miscellaneous Revenue) §144A	6.13	12/15/2035	480,000	475,565
Colorado ECFA Charter School Collegiate Project (Miscellaneous Revenue, XLCA Insured) §	5.00	06/15/2019	1,040,000	1,078,688
Colorado ECFA Charter School Collegiate Project (Miscellaneous Revenue, XLCA Insured) §	5.25	06/15/2024	1,165,000	1,195,045
Colorado ECFA Charter School Community Leadership (Miscellaneous Revenue) §	6.25	07/01/2028	750,000	712,935
Colorado ECFA Charter School Flagstaff Series A (Miscellaneous Revenue) §	6.75	08/01/2028	1,000,000	1,032,830
Colorado ECFA Charter School Pinnacle High School Project (Miscellaneous Revenue, Moral Obligation Insured) §	5.13	12/01/2039	500,000	516,645
Colorado ECFA Charter School Series B (Miscellaneous Revenue) §	6.13	11/01/2020	1,230,000	1,319,852
Colorado ECFA Charter School Twin Peaks Charter (Miscellaneous Revenue) §	6.75	11/15/2028	750,000	857,790
Colorado ECFA Cheyenne Mountain Charter Series A (Miscellaneous Revenue, Moral Obligation Insured) §	5.25	06/15/2029	590,000	610,526
Colorado ECFA Johnson & Wales University Project Series A (Education Revenue, XLCA Insured) §	5.00	04/01/2018	860,000	871,128
Colorado ECFA Johnson & Wales University Project Series A (Education Revenue, XLCA Insured) §	5.00	04/01/2023	100,000	100,668
Colorado ECFA Parker Core Charter (Miscellaneous Revenue, XLCA Insured) §	5.00	11/01/2024	1,445,000	1,479,969
Colorado ECFA Refunding University Corporation Atmosphere Project (Education Revenue, GO of Corporation Insured) §	5.00	09/01/2032	1,265,000	1,380,001

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Colorado Tax-Free Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

Colorado: (continued)
Colorado ECFA Student Housing Campus Village Apartment (Miscellaneous Revenue) §	5.50%	06/01/2033	$2,735,000	$2,891,059
Colorado Educational and Cultural Facilities Refunding University Corporation (Education Revenue, GO of Corporation Insured) §	5.00	09/01/2027	1,480,000	1,671,260
Colorado Educational and Cultural Facilities Refunding University Corporation (Education Revenue, GO of Corporation Insured) §	5.00	09/01/2030	1,770,000	1,960,328
Colorado Health Facilities Authority Adventist Health Sunbelt Series D (Health Revenue) ±§	5.25	11/15/2027	1,000,000	1,089,490
Colorado Health Facilities Authority Adventist Health Sunbelt Series D (Health Revenue) ±§	5.25	11/15/2035	1,000,000	1,064,570
Colorado Health Facilities Authority Catholic Health D-2 Project Prerefunded Balance (Health Revenue) ±§	5.25	10/01/2038	15,000	16,007
Colorado Health Facilities Authority Catholic Health D-2 Project Unrefunded Balance (Health Revenue) ±§	5.25	10/01/2038	85,000	90,540
Colorado Health Facilities Authority Hospital Parkview Medical Center Incorporation (Health Revenue) §	5.00	09/01/2025	900,000	926,703
Colorado HFA Catholic Health Initiatives Series D (Health Revenue) §	6.25	10/01/2033	1,000,000	1,169,760
Colorado HFA Company Series E2 (Housing Revenue, NATL-RE-IBC Insured) §	7.00	02/01/2030	345,000	351,683
Colorado HFA Multifamily Project Class II Series A2 (Housing Revenue) §	5.40	10/01/2029	1,235,000	1,282,869
Colorado HFA Series E3 (Housing Revenue) §	6.60	08/01/2017	130,000	132,003
Colorado HFA Single Family Mortgage Class I Series A (Housing Revenue, FHA VA Guaranty Housing & Urban Development Loan Insured) §	5.50	11/01/2029	595,000	616,718
Colorado HFA Single Family Mortgage Class III Series A3 (Housing Revenue) §	5.25	05/01/2032	140,000	139,835
Colorado HFA Single Family Mortgage Class III Series A4 (Housing Revenue, GO of Authority Insured) §	4.75	05/01/2030	585,000	586,544
Colorado HFA Single Family Mortgage Class III Series B3 (Housing Revenue, GO of Authority Insured) §	5.25	05/01/2032	570,000	570,120
Colorado HFA Single Family Program Series A2 (Housing Revenue) §	6.45	04/01/2030	1,210,000	1,252,507
Colorado HFA Single Family Program Series A2 (Housing Revenue) §	6.50	08/01/2031	185,000	189,209
Colorado HFA Single Family Program Series A3 (Housing Revenue) §	6.50	05/01/2016	20,000	20,507
Colorado HFA Single Family Program Series B2 (Housing Revenue) §	6.10	08/01/2023	235,000	238,252
Colorado HFA Single Family Program Series B2 (Housing Revenue, NATL-RE-IBC Insured) §	6.80	02/01/2031	1,345,000	1,415,075
Colorado HFA Single Family Program Series B3 (Housing Revenue) §	6.55	08/01/2033	210,000	210,668
Colorado HFA Single Family Program Series B3 (Housing Revenue) §	6.70	08/01/2017	365,000	389,258
Colorado HFA Single Family Program Series C3 (Housing Revenue, FHA Insured) §	6.38	08/01/2033	190,000	197,684
Colorado HFA Waste Management Incorporated Project (Miscellaneous Revenue)	5.70	07/01/2018	500,000	573,630
Colorado Mountain Junior College District Student Housing Facilities (Education Revenue, NATL-RE Insured) §	5.00	06/01/2023	1,320,000	1,364,946
Colorado Springs CO Utilities Series B (Utilities Revenue, Bayerische Landesbank SPA) ±§	0.40	11/01/2036	5,460,000	5,460,000
Colorado State COP Fitzsimons Academic Series B (Miscellaneous Revenue, NATL-RE Insured) §	5.00	11/01/2030	1,000,000	1,089,900
Colorado Water Reserve Power Development Authority Clean Water Series A (Water & Sewer Revenue) §	4.50	09/01/2024	1,000,000	1,086,840
Colorado Water Reserve Power Development Authority Clean Water Series A (Water & Sewer Revenue) §	4.88	09/01/2017	1,810,000	1,816,661
Colorado Water Reserve Power Development Authority Clean Water Series A (Water & Sewer Revenue) §	5.00	09/01/2019	1,000,000	1,003,650

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Colorado Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Colorado: (continued)
Colorado Water Reserve Power Development Authority Clean Water Series A Unrefunded Balance (Miscellaneous Revenue) §	5.13%	09/01/2018	$55,000	$55,206
Colorado Water Reserve Power Development Authority Clean Water Series B Unrefunded Balance (Miscellaneous Revenue) §	5.00	09/01/2019	30,000	30,110
Denver CO City & County Certificates Refunding Public Parking Unit Cultural Center (Miscellaneous Revenue)	3.50	12/01/2020	710,000	792,864
Denver CO City & County Series A (Airport Revenue, XLCA Insured) §	5.00	11/15/2022	1,250,000	1,392,025
Denver CO City & County Series A (Tax Revenue, Assured Guaranty Insured) §	6.00	09/01/2021	2,000,000	2,479,160
Denver CO Convention Center (Tax Revenue, XLCA Insured) §	5.00	12/01/2030	1,205,000	1,235,595
Douglas County CO School District # 1 Douglas & Elbert Counties (GO, NATL-RE FGIC State Aid Withholding Insured) §	5.75	12/15/2022	1,000,000	1,127,860
E-470 Public Highway Authority Colorado CAB Series A (Miscellaneous Revenue, NATL-RE Insured) ¤	0.00	09/01/2034	6,000,000	1,736,880
El Paso County CO School District #49 (Miscellaneous Revenue, NATL-RE Insured) §	5.00	12/15/2027	1,430,000	1,576,847
Fort Collins CO COP Series A (Miscellaneous Revenue, AMBAC Insured) §	5.38	06/01/2025	1,000,000	1,075,710
Garfield County CO Public Library District Lease Purchase Financing Program (Miscellaneous Revenue) §	5.00	12/01/2026	715,000	796,910
Garfield County CO School District Series RE 2 (GO, AGM State Aid Withholding Insured) §	5.25	12/01/2021	1,395,000	1,424,714
Glendale CO COP (Miscellaneous Revenue, XLCA Insured) §	5.00	12/01/2025	1,000,000	1,069,560
Grand Junction CO (Tax Revenue) §	5.00	03/01/2024	1,000,000	1,196,680
Ignacio CO School District 11 (GO, State Aid Withholding Insured) §	5.00	12/01/2030	2,000,000	2,306,620
Inverness CO Water & Sanitation District Arapahoe & Douglas Counties Series A (GO, Radian Insured) §	4.60	12/01/2019	465,000	465,474
La Plata County CO School District 9 (GO, State Aid Withholding Insured) §	5.00	11/01/2024	1,180,000	1,420,708
Park Meadows CO Business Improvement District (Tax Revenue) §	5.00	12/01/2017	295,000	318,110
Platte Valley Fire Protection District Colorado (Miscellaneous Revenue) §	5.00	12/01/2036	325,000	336,346
Regional Transportation District Colorado COP Transit Vehicles-A (Miscellaneous Revenue, AMBAC Insured) §	5.00	12/01/2022	1,000,000	1,103,430
University of Colorado Enterprise System Series A (Education Revenue) §	5.00	06/01/2026	1,000,000	1,179,180
University of Colorado Hospital Authority Series A (Health Revenue) §	6.00	11/15/2029	2,000,000	2,288,020

				81,574,098

Guam: 1.60%
Guam Government Business Privilege Tax Series A (Tax Revenue) §	5.00	01/01/2031	1,000,000	1,089,160
Guam Government Limited Obligation Section 30 Series A (Miscellaneous Revenue) §	5.75	12/01/2034	500,000	531,300

				1,620,460

New York: 1.13%
New York NY Municipal Water Finance Authority (Water & Sewer Revenue) §	5.00	06/15/2032	1,000,000	1,140,100

Pennsylvania: 2.11%
Allegheny County PA Higher Education Building Authority (Education Revenue) §	5.00	09/01/2030	1,000,000	1,077,640
Pennsylvania Higher Education Facilities Authority (Education Revenue) §	5.00	07/01/2032	1,000,000	1,052,280

				2,129,920

Puerto Rico: 1.40%
Puerto Rico Highway & Transportation Authority Series L (Transportation Revenue, NATL-RE Insured)	5.25	07/01/2023	1,305,000	1,418,757

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Colorado Tax-Free Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

Virgin Islands : 3.74%
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series A (Tax Revenue) §	5.00%	10/01/2029	$1,000,000	$1,067,490
Virgin Islands PFA Sub Matching Fund Loan Notes Series A (Tax Revenue) §	5.00	10/01/2025	2,500,000	2,716,275

				3,783,765

Washington : 0.51%
Washington State HEFAR Gonzaga University Project Series B (Education Revenue) §	5.00	10/01/2032	500,000	516,338

Total Municipal Obligations (Cost $91,124,590)				95,549,880

		Yield	Shares
Short-Term Investments : 4.25%

Investment Companies: 4.25%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)		0.01%	4,298,579	4,298,579

Total Short-Term Investments (Cost $4,298,579)				4,298,579

Total Investments in Securities
(Cost $95,423,169) *	98.73%	99,848,459
Other Assets and Liabilities, Net	1.27	1,281,226

Total Net Assets	100.00%	$101,129,685

±	Variable rate investment

§	These securities are subject to a demand feature which reduces the effective maturity.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

¤	Security issued in zero coupon form with no periodic interest payments.

*	Cost for federal income tax purposes is $95,420,724 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$4,786,389
Gross unrealized depreciation	(358,654)

Net unrealized appreciation	$4,427,735

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Colorado Tax-Free Fund	Statement of Assets and Liabilities—June 30, 2012

Assets
Investments
In unaffiliated securities, at value (see cost below)	$95,549,880
In affiliated securities, at value (see cost below)	4,298,579

Total investments, at value (see cost below)	99,848,459
Receivable for Fund shares sold	691,089
Receivable for interest	867,484
Prepaid expenses and other assets	2,342

Total assets	101,409,374

Liabilities
Dividends payable	100,596
Payable for Fund shares redeemed	93,627
Advisory fee payable	10,968
Distribution fees payable	2,577
Due to other related parties	15,590
Shareholder servicing fees payable	21,162
Professional fees payable	24,831
Accrued expenses and other liabilities	10,338

Total liabilities	279,689

Total net assets	$101,129,685

NET ASSETS CONSIST OF
Paid-in capital	$97,888,305
Undistributed net investment income	209,089
Accumulated net realized losses on investments	(1,392,999)
Net unrealized gains on investments	4,425,290

Total net assets	$101,129,685

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$53,184,791
Shares outstanding – Class A	4,962,686
Net asset value per share – Class A	$10.72
Maximum offering price per share – Class A2	$11.23
Net assets – Class B	$56,893
Shares outstanding – Class B	5,300
Net asset value per share – Class B	$10.73
Net assets – Class C	$4,012,360
Shares outstanding – Class C	374,073
Net asset value per share – Class C	$10.73
Net assets – Administrator Class	$43,875,641
Shares outstanding – Administrator Class	4,093,887
Net asset value per share – Administrator Class	$10.72

Investments in unaffiliated securities, at cost	$91,124,590

Investments in affiliated securities, at cost	$4,298,579

Total investments, at cost	$95,423,169

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended June 30, 2012	Wells Fargo Advantage Colorado Tax-Free Fund	15

Investment income
Interest	$4,321,208
Income from affiliated securities	1,135

Total investment income	4,322,343

Expenses
Advisory fee	338,650
Administration fees
Fund level	48,378
Class A	80,799
Class B	126
Class C	6,330
Administrator Class	42,223
Shareholder servicing fees
Class A	126,248
Class B	197
Class C	9,891
Administrator Class	102,324
Distribution fees
Class B	589
Class C	29,672
Custody and accounting fees	13,556
Professional fees	33,317
Registration fees	10,835
Shareholder report expenses	13,230
Trustees’ fees and expenses	17,805
Other fees and expenses	7,527

Total expenses	881,697
Less: Fee waivers and/or expense reimbursements	(134,557)

Net expenses	747,140

Net investment income	3,575,203

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	40,666
Net change in unrealized gains (losses) on investments	5,193,599

Net realized and unrealized gains (losses) on investments	5,234,265

Net increase in net assets resulting from operations	$8,809,468

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Colorado Tax-Free Fund	Statements of Changes in Net Assets

	Year Ended June 30, 2012		Year Ended June 30, 2011

Operations
Net investment income		$3,575,203		$4,563,555
Net realized gains (losses) on investments		40,666		(57,673)
Net change in unrealized gains (losses) on investments		5,193,599		(2,756,715)

Net increase in net assets resulting from operations		8,809,468		1,749,167

Distributions to shareholders from
Net investment income
Class A		(1,827,683)		(2,540,157)
Class B		(2,318)		(4,219)
Class C		(113,636)		(139,244)
Administrator Class		(1,632,014)		(1,880,102)

Total distributions to shareholders		(3,575,651)		(4,563,722)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	530,613	5,580,299	850,705	8,743,632
Class C	76,622	809,193	129,510	1,319,531
Administrator Class	868,780	9,064,682	1,066,806	10,829,732

		15,454,174		20,892,895

Reinvestment of distributions
Class A	115,811	1,218,323	146,211	1,492,967
Class B	209	2,187	248	2,525
Class C	8,573	90,101	10,555	107,682
Administrator Class	57,296	600,792	41,955	424,080

		1,911,403		2,027,254

Payment for shares redeemed
Class A	(434,978)	(4,553,021)	(2,947,580)	(29,590,490)
Class B	(4,857)	(50,737)	(14,697)	(152,429)
Class C	(81,574)	(863,533)	(148,149)	(1,487,162)
Administrator Class	(677,135)	(7,106,079)	(1,530,034)	(15,438,811)

		(12,573,370)		(46,668,892)

Net increase (decrease) in net assets resulting from capital share transactions		4,792,207		(23,748,743)

Total increase (decrease) in net assets		10,026,024		(26,563,298)

Net assets
Beginning of period		91,103,661		117,666,959

End of period		$101,129,685		$91,103,661

Undistributed net investment income		$209,089		$209,537

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Colorado Tax-Free Fund	17

(For a share outstanding throughout each period)

	Year Ended June 30,
Class A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.15	$10.35	$9.90	$10.32	$10.57
Net investment income	0.38	0.44	0.41 [1]	0.45 [1]	0.44 [1]
Net realized and unrealized gains (losses) on investments	0.57	(0.21)	0.46	(0.41)	(0.24)

Total from investment operations	0.95	0.23	0.87	0.04	0.20
Distributions to shareholders from
Net investment income	(0.38)	(0.43)	(0.42)	(0.45)	(0.44)
Net realized gains	0.00	0.00	0.00	(0.01)	(0.01)

Total distributions to shareholders	(0.38)	(0.43)	(0.42)	(0.46)	(0.45)
Net asset value, end of period	$10.72	$10.15	$10.35	$9.90	$10.32
Total return[2]	9.51%	2.34%	8.90%	0.51%	1.85%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.89%	0.89%	1.00%	1.12%
Net expenses	0.85%	0.85%	0.85%	0.88%	0.89%
Net investment income	3.64%	4.25%	3.95%	4.58%	4.20%
Supplemental data
Portfolio turnover rate	41%	22%	15%	20%	15%
Net assets, end of period (000’s omitted)	$53,185	$48,218	$69,351	$53,883	$46,174

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Colorado Tax-Free Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,
Class B	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.16	$10.36	$9.92	$10.33	$10.58
Net investment income	0.31 [1]	0.36 [1]	0.33 [1]	0.38 [1]	0.36 [1]
Net realized and unrealized gains (losses) on investments	0.56	(0.20)	0.45	(0.40)	(0.24)

Total from investment operations	0.87	0.16	0.78	(0.02)	0.12
Distributions to shareholders from
Net investment income	(0.30)	(0.36)	(0.34)	(0.38)	(0.36)
Net realized gains	0.00	0.00	0.00	(0.01)	(0.01)

Total distributions to shareholders	(0.30)	(0.36)	(0.34)	(0.39)	(0.37)
Net asset value, end of period	$10.73	$10.16	$10.36	$9.92	$10.33
Total return[2]	8.69%	1.57%	7.97%	(0.14)%	1.09%
Ratios to average net assets (annualized)
Gross expenses	1.66%	1.64%	1.66%	1.74%	1.87%
Net expenses	1.60%	1.60%	1.60%	1.63%	1.64%
Net investment income	2.98%	3.50%	3.24%	3.83%	3.45%
Supplemental data
Portfolio turnover rate	41%	22%	15%	20%	15%
Net assets, end of period (000’s omitted)	$57	$101	$253	$1,072	$2,870

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Colorado Tax-Free Fund	19

(For a share outstanding throughout each period)

	Year Ended June 30,
Class C	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$10.16	$10.36	$9.91	$10.33	$10.35
Net investment income	0.30	0.36	0.33 [2]	0.37 [2]	0.08 [2]
Net realized and unrealized gains (losses) on investments	0.57	(0.20)	0.46	(0.40)	(0.01)

Total from investment operations	0.87	0.16	0.79	(0.03)	0.07
Distributions to shareholders from
Net investment income	(0.30)	(0.36)	(0.34)	(0.38)	(0.09)
Net realized gains	0.00	0.00	0.00	(0.01)	0.00

Total distributions to shareholders	(0.30)	(0.36)	(0.34)	(0.39)	(0.09)
Net asset value, end of period	$10.73	$10.16	$10.36	$9.91	$10.33
Total return[2]	8.69%	1.57%	8.08%	(0.23)%	0.58%
Ratios to average net assets (annualized)
Gross expenses	1.66%	1.64%	1.65%	1.73%	1.74%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.61%
Net investment income	2.89%	3.50%	3.17%	3.82%	2.25%
Supplemental data
Portfolio turnover rate	41%	22%	15%	20%	15%
Net assets, end of period (000’s omitted)	$4,012	$3,763	$3,920	$1,053	$401

1.	For the period from March 31, 2008 (commencement of class operations) to June 30, 2008.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Colorado Tax-Free Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,
Administrator Class	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.15	$10.35	$9.90	$10.32	$10.57
Net investment income	0.41	0.46	0.43 [1]	0.48 [1]	0.47 [1]
Net realized and unrealized gains (losses) on investments	0.57	(0.20)	0.47	(0.42)	(0.25)

Total from investment operations	0.98	0.26	0.90	0.06	0.22
Distributions to shareholders from
Net investment income	(0.41)	(0.46)	(0.45)	(0.47)	(0.46)
Net realized gains	0.00	0.00	0.00	(0.01)	(0.01)

Total distributions to shareholders	(0.41)	(0.46)	(0.45)	(0.48)	(0.47)
Net asset value, end of period	$10.72	$10.15	$10.35	$9.90	$10.32
Total return	9.78%	2.59%	9.17%	0.76%	2.10%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.83%	0.83%	0.92%	0.94%
Net expenses	0.60%	0.60%	0.60%	0.63%	0.64%
Net investment income	3.89%	4.51%	4.21%	4.84%	4.44%
Supplemental data
Portfolio turnover rate	41%	22%	15%	20%	15%
Net assets, end of period (000’s omitted)	$43,876	$39,021	$44,143	$43,746	$45,046

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Colorado Tax-Free Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Colorado Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities with original maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

22	Wells Fargo Advantage Colorado Tax-Free Fund	Notes to Financial Statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

At June 30, 2012, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Pre-enactment Capital Loss Expiration			Post-enactment Capital Losses
2017	2018	2019	Short-term	Long-term
$95,092	$656,194	$57,793	$576,265	$10,101

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

Notes to Financial Statements	Wells Fargo Advantage Colorado Tax-Free Fund	23

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal obligations	$0	$95,549,880	$0	$95,549,880
Short-term investments
Investment companies	4,298,579	0	0	4,298,579
	$4,298,579	$95,549,880	$0	$99,848,459

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2012, the advisory fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

24	Wells Fargo Advantage Colorado Tax-Free Fund	Notes to Financial Statements

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A, 1.60% for Class B, 1.60% for Class C and 0.60% for Administrator Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended June 30, 2012, Wells Fargo Funds Distributor, LLC received $6,657 from the sale of Class A shares and $500 and $310 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended June 30, 2012 were $40,851,444 and $38,004,916, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended June 30, 2012, the Fund paid $134 in commitment fees.

For the year ended June 30, 2012, there were no borrowings by the Fund under the agreement.

Notes to Financial Statements	Wells Fargo Advantage Colorado Tax-Free Fund	25

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $3,575,651 and $4,563,722 of tax-exempt income for the years ended June 30, 2012 and June 30, 2011, respectively.

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Unrealized Gains	Capital Loss Carryforward
$309,686	$4,427,735	$(1,395,445)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210 Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

26	Wells Fargo Advantage Colorado Tax-Free Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Colorado Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Colorado Tax-Free Fund as of June 30, 2012, the results of its operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 24, 2012

Other Information (Unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	27

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2012.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Advantage Colorado Tax-Free Fund	Other Information (Unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	29

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

30	Wells Fargo Advantage Colorado Tax-Free Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Colorado Tax-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and Wells Capital Management were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Wells Capital Management supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s

Other Information (Unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	31

benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was in range of the median performance of the Universe for the periods under review, except for the one-year and three-year periods.

The Board noted that the Fund’s more recent performance results warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe. The Board received a report that noted that the Fund’s underperformance was attributable to defensive positioning. The Board was satisfied that Funds Management was appropriately monitoring the Fund’s investment performance.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were in range of the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund was lower than or in range of the median rates for the Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among

32	Wells Fargo Advantage Colorado Tax-Free Fund	Other Information (Unaudited)

other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Colorado Tax-Free Fund	33

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

This page is intentionally left blank.

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

210650 08-12 A250/AR250 06-12

Wells Fargo Advantage

Intermediate Tax/AMT-Free Fund

Annual Report

June 30, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $207 billion in assets under management, as of June 30, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund for the 12-month period that ended June 30, 2012. Upon reviewing the report, you may notice that your Fund has included a summary portfolio schedule in lieu of a complete portfolio schedule, which we hope will help you focus on your Fund’s principal holdings and assist you in evaluating your Fund’s risk profile and investment strategy. The Fund’s full portfolio schedule is still available upon request or at wellsfargoadvantagefunds.com for those investors who wish to see it.

The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and a great amount of uncertainty regarding sovereign debt risk—both here and in Europe. In this environment, municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade2 municipal bonds throughout the country, gained 9.90% for the period.

The economy grew, but the recovery has only been modest.

The U.S. is three years into a modest economic recovery, but several factors held back growth despite the Federal Reserve’s (Fed) accommodative monetary policy. In Europe, much uncertainty remained about the outcome of the eurozone debt crisis and whether policymakers will be able to resolve it without any countries defaulting or leaving the euro. In addition, Europe has again entered a recession. In Asia, China’s economy slowed. Here at home, the federal budget deficit and a potential “fiscal cliff”, which describes the possible effect of higher taxes resulting from the expiration of several tax cuts and the implementation of federal spending reduction measures have added uncertainty. Finally, U.S. homebuilding is only in the early stages of a recovery.

In an effort to further bolster the economy, especially the labor market, the Fed has indicated its commitment to maintaining a highly accommodative monetary policy. Based on public statements and its actions, the Fed appears to believe that economic conditions warrant an extremely low federal funds target rate—a short-term bank lending rate—which may remain near 0% through late 2014. The Fed also apparently plans to continue its “Operation Twist,” which involves buying U.S. Treasury securities with maturities greater than six years and selling U.S. Treasury securities with maturities less than three years, in an effort to keep longer-term interest rates low.

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	3

A demand for relative safe-haven securities led to ultra-low interest rates.

Interest rates as measured by 10-year U.S. Treasury yields declined 150 basis points (100 bps equals 1.00%) over the past year to nearly 1.5% at the end of June 2012, a modern-era record low. Not only has the Fed been successful in engineering low interest rates, but investors have rushed to buy U.S. Treasury securities as a relative safe-haven asset in the midst of uncertainty surrounding the European debt crisis. Even the downgrade of the U.S. Government’s credit rating by Standard & Poor’s last August did not dampen enthusiasm for U.S. debt. Meanwhile, municipal bonds also benefited in each of the past four quarters as yields declined.

Municipal creditworthiness benefited from stronger economic growth.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations. As of the first quarter of 2012, the U.S. Census Bureau released figures showing that state and local municipalities have had 10 consecutive quarters of combined revenue growth. These revenues were driven by stronger general sales and individual income tax collections.

Difficult decisions have also been made by municipalities to restructure their balance sheets. While many states balanced their budgets by passing costs to local issuers, a number of local governments have made tough decisions to cut spending and balance their budgets despite the hard times. Looking to the future, 43 states have also taken steps over the past three years to shore up their long-term finances by enacting changes to their state retirement plans for their public employees and teachers.

While the overall credit strength of the municipal market is improving, several cities have filed for bankruptcy protection. Our credit research team has given us the capacity to closely monitor these situations and discerning the difference between municipal securities that are directly affected and those that are not. Additionally, while our municipal income funds are not immune from the effects of bankruptcy of municipal issuers, our shareholders should know that the bulk of our funds’ holdings are in revenue bonds, which have their own dedicated income sources.

Our message to our shareholders remains the same.

We believe a long-term investment strategy is the key to ensuring our shareholders reach their financial goals. Despite record-low interest rates, we see opportunity in sectors where yields remain generous relative to U.S. Treasury yields, such as A- and BBB-rated municipal bonds2. The capabilities of our credit research team and our relative-value approach to managing investments with a focus on duration3, yield curve4, sector, and issuer selection remain in place. Together with our investment expertise and your commitment to reaching your financial goals, we’ll go far.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations.

3.	Duration is a measurement of the sensitivity of a bond’s price to changes in Treasury yields. A Fund’s duration is the weighted-average of duration of the bonds in the portfolio. Duration should be interpreted as the approximate change in a bond’s (or Fund’s) price for a 100 bps change in Treasury yields.

4.	A graphical representation of fixed income security yields (usually U.S. Treasuries) at their respective maturities, starting with the shortest time to maturity and sequentially plotting in a line chart to the longest maturity.

4	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Letter to Shareholders (Unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to Shareholders

At a meeting held on August 15-16, 2012, the Board of Trustees approved certain changes to the load schedules and to the contingent deferred sales charges (“CDSC”). Effective November 1, 2012, the following load schedules and CDSCs will apply to new purchases of Class A shares.

Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 - $99,999	2.25%	2.30%	1.75%
$100,000 - $249,999	1.50%	1.52%	1.25%
$250,000 - $499,999	1.00%	1.01%	0.75%
$500,000 and over[1]	0.00%	0.00%	0.50%

1.	We will assess a 0.50% CDSC on Class A share purchases of $500,000 or more if they are redeemed within twelve months from the date of purchase. Certain exceptions apply. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

For redemptions of Class A shares purchased prior to November 1, 2012, the CDSC terms that were in place at the time of purchase will continue to apply.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

Performance Highlights (Unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	5

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income tax.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Lyle J. Fitterer, CFA, CPA

Robert J. Miller

FUND INCEPTION

July 31, 2001

12 MONTH TOTAL RETURN AS OF JUNE 30, 2012
Class A (Excluding Sales Charges)	8.71%
Barclays Municipal Bond 1-15 Year Blend Index[1]	7.50%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 0.70% for Class A shares. The Fund’s gross and net expense ratios are 0.82% and 0.70%, respectively, for Class A shares, as stated in the most recent prospectus. Without these reductions, the Fund’s returns would have been lower.

1.	Barclays Municipal Bond 1-15 Year Blend Index is the 1-15 Year Blend component of the Barclays Municipal Bond Index. The Barclays Municipal Bond Index is an unmanaged index composed of tax-exempt bonds with maturities between six and eight years and a minimum credit rating of Baa. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund Class A shares for the most recent ten years with the Barclays Municipal Bond 1-15 Year Blend Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

6	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares (excluding sales charges) outperformed its benchmark, the Barclays Municipal Bond 1-15 Year Blend Index, for the 12-month period that ended June 30, 2012, with each area of our investment process (duration management, yield-curve positioning, credit quality, sector allocations, and individual security selection) contributing to performance.

■	The primary driver of performance was individual security selection followed by credit quality and sector allocations.

■	The Fund was underweight in the short end of the curve and overweight in longer maturities in order to take advantage of a historically steep yield curve.

■	Our overweight in essential service revenue bonds relative to general obligation (GO) bonds and prerefunded bonds was positive as essential service revenue bonds outperformed.

CREDIT QUALITY[3] (AS OF JUNE 30, 2012)

Municipal credit quality improved.

Despite the negative press surrounding a handful of troubled credits, fundamental municipal credit quality improved as the economy grew. During the period, the spread between AAA- and BBB-rated bonds tightened but remained wide compared with historical spreads. Our overweight to BBB-rated and A-rated bonds was a contributor to performance, as they returned 10.09% and 8.56%, respectively, while AA- and AAA-rated bonds returned 7.23% and 6.00%, respectively.

We believe most state and local governments have acted responsibly and made difficult, but fiscally prudent, decisions. Forty-three states have implemented some level of pension reform and efforts continue along this front. The recovery we are seeing is not following an even path, especially for local government issuers. Some municipalities will fare better than others, further underscoring the importance of fundamental credit analysis and individual security selection. Nevertheless, as the overall economy continues to improve, we believe municipal credit quality should follow, and, consequently, credit spreads should tighten. As spreads tighten, we believe there will be significant opportunities for those with the resources to conduct original research.

3.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment-grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Performance Highlights (Unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	7

EFFECTIVE MATURITY DISTRIBUTION[4] (AS OF JUNE 30, 2012)

The Fund remains positioned for the difference between long-term and short-term yields to narrow.

We believe there is still opportunity for curve flattening and are therefore positioned accordingly. The spread between the two-year municipal note and the 10-year municipal bond remains wider than the historical average. We also believe that the next cyclical move will be a bear flattener, in which short-term yields rise more than long-term yields. Although past performance is not indicative of future results, the last time the curve was this steep was in 2004 and 2005, just before the Fed began to raise interest rates. During that period, the intermediate and long ends outperformed. The steepness of the yield curve provided another opportunity to add value—specifically, additional income—by focusing on bonds as they “rolled down” the curve, or closer to maturity.

Supply/demand imbalance is likely to help support municipal bond prices.

Total tax-exempt supply for the period was significantly below average and has resulted in a net negative supply situation, whereby the municipal market is contracting. That is, there are not enough new bonds being issued to satisfy demand from coupon payments and bond maturities. This additional demand from consistently strong cash flows underscores the strong technical support for municipal bonds.

In our opinion, fundamental analysis is a sound approach in a risky environment.

We believe that individual security selection driven by fundamental credit analysis will be the primary driver of performance over the next year. Considering the uncertainties and risks within the municipal marketplace, we will continue to apply our relative-value approach to the active management of a fund diversified by sectors, issuers, and credit quality. We continue to focus on essential service revenue bonds that we believe to be more predictable revenue streams compared with GO credits. The primary sources of revenue for most GO credits are property, sales, and personal income taxes, which, while recovering, are still under some pressure. As a result, we will use fundamental credit research to seek those GO credits that may be overlooked and thus undervalued.

The portfolio is positioned for higher rates going forward.

The Fund is defensively positioned with an overweight to BBB- and A- rated bonds, an overweight to premium coupon bonds trading to short calls, and maturities structured to potentially benefit from a curve-flattening environment. We extended the Fund’s duration to take advantage of seasonal opportunities in the municipal market, but we expect it to have a short duration stance going forward that reflects our bias for a higher rate environment. Based on the structure of the portfolio, we believe that we should outperform in either an unchanged or rising rate environment because of our overweight to credit and curve positioning (as higher levels of income are generated if prices remain flat). In a declining rate environment, we believe that we are more likely to underperform. However, given the current level of interest rates and a bias toward an improving economy in the second half of 2012, we believe risk is biased toward higher rates.

4.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

8	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JUNE 30, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (WFTAX)	07/31/2007	0.21	5.44	4.90	4.71	3.31	8.71	5.54	5.03	0.82%	0.70%
Class C (WFTFX)	07/31/2007	1.93	6.90	4.75	4.25	2.93	7.90	4.75	4.25	1.57%	1.45%
Administrator Class (WFITX)	03/31/2008					3.45	8.81	5.65	5.11	0.76%	0.60%
Institutional Class (WITIX)	03/31/2008					3.45	8.91	5.81	5.24	0.49%	0.42%
Investor Class (SIMBX)	07/31/2001					3.30	8.58	5.49	5.08	0.85%	0.73%
Barclays Municipal Bond 1-15 Year Blend Index						2.42	7.50	5.89	4.88

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

5.	Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of the Investor Class no such adjustment is reflected). If these expenses had not been included, returns would be higher. Historical performance shown for the Administrator Class and Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01-01-2012	Ending Account Value 06-30-2012	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,033.08	$3.54	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.38	$3.52	0.70%
Class C
Actual	$1,000.00	$1,029.25	$7.32	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.27	1.45%
Administrator Class
Actual	$1,000.00	$1,034.51	$3.04	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02	0.60%
Institutional Class
Actual	$1,000.00	$1,034.51	$2.12	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.77	$2.11	0.42%
Investor Class
Actual	$1,000.00	$1,032.95	$3.69	0.73%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.23	$3.67	0.73%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Summary Portfolio of Investments—June 30, 2012

The Summary Portfolio of Investments shows the Fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the Fund’s total net assets as of the report date. The remaining securities held by the Fund are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following Web site: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/intermediatetaxamtfree.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s Web site at sec.gov.

Security Name	Interest Rate	Maturity Date	Principal	Value	Percent of Net Assets

Municipal Obligations: 100.93%

Alabama: 0.79%
Other securities				$12,779,276	0.79%

Alaska: 1.40%
Alaska State Housing Finance Corporation Series D (Housing Revenue, Landesbank Baden-Wuerttemberg SPA Insured) ±§	0.41%	12/01/2041	$17,000,000	17,000,000	1.05
Other securities				5,776,005	0.35

				22,776,005

Arizona: 2.68%
Other securities				43,461,101	2.68

Arkansas: 0.04%
Other securities				631,788	0.04

California: 17.44%
Alhambra CA Police Facilities (Miscellaneous Revenue, AMBAC Insured) §	6.75	09/01/2023	8,340,000	9,778,650	0.60
California DWR Power Supply (Various Revenue) (o)	5.00	05/01/2019-05/01/2021	6,500,000	7,878,980	0.49
California Public Works Board (Various Revenue) (o)	5.00-6.25	12/01/2019-04/01/2034	13,295,000	14,957,761	0.92
California State DWR Center (Water & Sewer Revenue) §	5.00	12/01/2024	10,000,000	12,015,600	0.74
California State DWR Power Supply Subseries F-5 (Utilities Revenue) §	5.00	05/01/2022	7,035,000	8,167,143	0.50
California State (GO)	5.00	09/01/2021	10,000,000	11,998,500	0.74
California State (GO) (o)	4.00-6.00	02/01/2020-03/01/2033	12,050,000	14,206,330	0.88
California State Public Works Board Regents University of California Series G (Miscellaneous Revenue) §	5.00	12/01/2030	12,110,000	13,587,904	0.84
California State Various Purposes (GO) §	5.25	04/01/2035	6,000,000	6,667,080	0.41
California State Various Purposes (GO) §	6.00	04/01/2038	7,000,000	8,121,960	0.50
Los Angeles CA Harbor Department Series C (Port Authority Revenue) §	5.25	08/01/2023	7,725,000	9,123,998	0.56
M-S-R California Energy Authority Series C (Utilities Revenue) §	7.00	11/01/2034	5,000,000	6,489,700	0.40
Northern California Gas Authority #1 (Utilities Revenue) ±§	1.03	07/01/2027	15,000,000	10,860,450	0.67
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±§	0.94	07/01/2019	18,500,000	15,357,590	0.95
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±§	0.91	07/01/2017	2,200,000	2,018,632	0.12

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value	Percent of Net Assets

California (continued)
San Diego CA Unified School District Election of 1998 Series E-2 (GO, AGM Insured)	5.50%	07/01/2027	$5,000,000	$6,459,150	0.40%
Other securities				125,165,620	7.72

				282,855,048

Colorado: 0.44%
Other securities				7,064,837	0.44

Connecticut: 0.35%
Other securities				5,649,059	0.35

District of Columbia: 0.52%
Other securities				8,379,873	0.52

Florida: 6.26%
Other securities				101,509,837	6.26

Georgia: 1.54%
Other securities				24,926,775	1.54

Guam: 0.48%
Other securities				7,725,805	0.48

Idaho: 0.21%
Other securities				3,442,457	0.21

Illinois: 11.18%
Chicago IL Board of Education (Education Revenue, NATL-RE Insured) §(o)	5.25-6.00	12/01/2022-12/01/2023	6,630,000	7,893,953	0.49
Chicago IL Board of Education Series A (GO, NATL-RE, FGIC Insured) ¤	0.00	12/01/2018	10,795,000	9,117,025	0.56
Illinois (Tax Revenue) (o)	4.75-5.25	10/01/2015-01/01/2023	21,340,000	22,770,163	1.41
Illinois Regional Transportation Authority (AGM, GO of Authority Insured)	5.75	06/01/2018	6,790,000	8,332,960	0.51
Illinois Series 2012 (GO)	5.00	08/01/2019	15,000,000	16,926,000	1.04
Illinois State Series B (GO, DEPFA Bank plc SPA) ±§	2.00	10/01/2033	15,225,000	15,225,000	0.94
Regional Transportation Authority Illinois (NATL-RE GO of Authority Insured) §	6.50	07/01/2026	7,725,000	10,345,011	0.64
University of Illinois Auxiliary Facilities Systems (Education Revenue) ¤	0.00	04/01/2020	8,270,000	6,598,798	0.41
Will County IL Community Unified School District CAB (GO, NATL-RE, FGIC Insured) ¤	0.00	11/01/2018	9,730,000	8,189,838	0.50
Other securities				75,970,489	4.68

				181,369,237

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Summary Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value	Percent of Net Assets

Indiana: 2.70%
Indiana HEFA Ascension Health Series B3 (Health Revenue) ±§	1.51%	11/15/2031	$15,000,000	$15,116,250	0.93%
Jasper County IN PCR Northern Series A (IDR, NATL-RE Insured)	5.60	11/01/2016	5,900,000	6,704,937	0.41
Other securities				21,953,664	1.36

				43,774,851

Iowa: 0.69%
Other securities				11,218,685	0.69

Kansas: 1.13%
Burlington KS Environmental Impact Kansas City Power & Light Series A (IDR, XLCA Insured) ±§	5.25	12/01/2023	6,200,000	6,387,488	0.39
Other securities				11,997,892	0.74

				18,385,380

Kentucky: 1.22%
Kentucky Asset Liability Commission General Fund Series B (Miscellaneous Revenue, NATL-RE, FGIC Insured) ±§	0.86	11/01/2025	8,675,000	7,086,608	0.44
University of Kentucky COP Master Street Lease # 4 (Miscellaneous Revenue)	4.45	06/18/2018	6,722,112	7,164,964	0.44
Other securities				5,520,550	0.34

				19,772,122

Louisiana: 1.41%
Other securities				22,852,663	1.41

Massachusetts: 2.66%
Massachusetts State HEFA (Health Revenue) ±§	1.06	07/01/2038	14,000,000	13,828,080	0.85
Massachusetts State Water Resources (Water & Sewer Revenue, AGM Insured)	5.25	08/01/2027	5,500,000	7,052,375	0.44
Other securities				22,319,830	1.37

				43,200,285

Michigan: 8.18%
Detroit MI City School District (GO, AGM, Qualified School Board Loan Fund Insured) §	5.00	05/01/2019	8,000,000	8,704,480	0.54
Detroit MI (Water & Sewer Revenue, AGM Insured) (o)	5.25-5.50	07/01/2017-07/01/2022	10,015,000	11,122,806	0.69
Detroit MI Sewer Disposal System Refunding Revenue Senior Lien Series B (Water & Sewer Revenue, AGM Insured) §	7.50	07/01/2033	10,000,000	12,113,200	0.75
Michigan Finance Authority Unemployment Obligation Assessment Series B (Miscellaneous Revenue) §	5.00	07/01/2022	6,500,000	7,421,245	0.46

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value	Percent of Net Assets

Michigan (continued)
Michigan PFOTER Series 4711 (Tax Revenue, AGM, Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) ±144A§	0.85%	05/01/2029	$21,400,000	$21,400,000	1.32%
PFOTER (Miscellaneous Revenue, AMBAC Insured) ±144A§	0.75	09/01/2024	10,765,000	10,765,000	0.66
Other securities				61,216,724	3.76

				132,743,455

Minnesota: 0.99%
Other securities				16,103,620	0.99

Mississippi: 0.03%
Other securities				518,297	0.03

Missouri: 0.26%
Other securities				4,169,073	0.26

Nebraska: 0.04%
Other securities				723,802	0.04

Nevada: 2.11%
Clark County NV School District Series A (GO, NATL-RE, FGIC Insured) §	5.00	06/15/2019	7,500,000	8,376,150	0.52
Other securities				25,895,250	1.59

				34,271,400

New Hampshire: 0.19%
Other securities				3,044,456	0.19

New Jersey: 4.39%
New Jersey State Transportation Trust Authority (Transportation Revenue)	5.25	12/15/2020	8,305,000	10,133,180	0.62
New Jersey Transportation Trust Fund Authority Facilities Center Series A (Transportation Revenue, AGM-CR Insured)	5.50	12/15/2022	8,010,000	9,995,679	0.62
PFOTER (Miscellaneous Revenue) ±144A§	0.85	12/15/2022	7,740,000	7,740,000	0.48
Other securities				43,312,547	2.67

				71,181,406

New Mexico: 0.24%
Other securities				3,816,838	0.24

New York: 3.84%
New York Urban Development Corporation (Miscellaneous Revenue) §	5.88	02/01/2013	8,500,000	8,542,840	0.53
Other securities				53,731,070	3.31

				62,273,910

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Summary Portfolio of Investments—June 30, 2012

Security Name				Value	Percent of Net Assets

North Carolina: 0.60%
Other securities				$9,772,611	0.60%

North Dakota: 0.13%
Other securities				2,081,414	0.13

Ohio: 0.78%
Other securities				12,717,347	0.78

Oklahoma: 1.01%
Other securities				16,427,109	1.01

	Interest Rate	Maturity Date	Principal
Pennsylvania: 5.67%
Berks County PA Municipal Authority Reading Hospital Medical Center Project Series B (Health Revenue) §	1.68%	11/01/2039	$10,000,000	9,990,400	0.62
Philadelphia PA School District Refunding Series 2010 C (GO, State Aid Withholding Insured)	5.00	09/01/2018	8,065,000	9,196,439	0.57
Philadelphia PA Series A (GO)	5.00	09/15/2021	7,000,000	8,220,730	0.51
Other securities				64,480,627	3.97

				91,888,196

Puerto Rico: 2.69%
Puerto Rico PFOTER Series 4147 (Utilities Revenue, FSA, FGIC Insured) ±§	1.00	07/01/2033	32,000,000	32,000,000	1.97
Other securities				11,680,431	0.72

				43,680,431

Rhode Island: 0.81%
Other securities				13,188,409	0.81

South Carolina: 1.38%
South Carolina Transportation Infrastructure Series A (Miscellaneous Revenue, XLCA Insured) §	5.00	10/01/2022	6,450,000	7,083,777	0.44
Other securities				15,253,565	0.94

				22,337,342

South Dakota: 0.09%
Other securities				1,495,365	0.09

Tennessee: 3.88%
Municipal Energy Acquisition Corporation Tennessee Gas Revenue PUTTER Series 1578 (Utilities Revenue) ±§	0.42	12/01/2016	20,000,000	20,000,000	1.23
Municipal Energy Acquisition Corporation Tennessee Gas Revenue PUTTER Series 1579 (Utilities Revenue, JPMorgan Chase & Company LOC) ±§	0.42	12/01/2016	15,000,000	15,000,000	0.92

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value	Percent of Net Assets

Tennessee (continued)
Tennessee Energy Acquisition Corporation (Utilities Revenue) (o)	5.00-5.25%	02/01/2015-09/01/2018	$8,800,000	$9,604,183	0.59%
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	02/01/2019	8,030,000	8,612,095	0.53
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	02/01/2020	7,100,000	7,620,714	0.47
Other securities				2,099,872	0.14

				62,936,864

Texas: 6.58%
North Texas Higher Education Authority Incoming Student Loan Series A-2 (Education Revenue) ±	1.37	07/01/2030	10,395,000	10,271,403	0.63
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series D (Utilities Revenue) §	5.63	12/15/2017	12,905,000	14,333,067	0.88
Texas Municipal Gas Acquisition & Supply Corporation (Utilities Revenue) (o)	1.01-6.25	09/15/2017-12/15/2026	12,200,000	12,563,026	0.77
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±§	0.65	09/15/2017	9,550,000	9,301,605	0.57
University of Houston Texas Series B (Education Revenue)	5.25	07/01/2026	5,160,000	6,710,580	0.41
Other securities				53,563,270	3.32

				106,742,951

Utah: 0.36%
Other securities				5,782,626	0.36

Vermont: 0.12%
Other securities				1,900,855	0.12

Virgin Islands: 1.06%
Virgin Islands PFA (Tax Revenue) (o)	5.00-6.75	10/01/2014-10/01/2025	15,540,000	17,121,093	1.06

Virginia: 0.20%
Other securities				3,269,667	0.20

Washington: 0.80%
Other securities				12,904,372	0.80

West Virginia: 0.21%
Other securities				3,401,359	0.21

Wisconsin: 1.15%
Other securities				18,737,474	1.15

Total Municipal Obligations (Cost $1,555,244,074)				1,637,006,826	100.93

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Summary Portfolio of Investments—June 30, 2012

Security Name	Yield	Shares	Value	Percent of Net Assets

Short-Term Investments: 0.41%

Investment Companies: 0.41%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u) ##	0.01%	6,603,324	$6,603,324	0.41%

Total Short-Term Investments (Cost $6,603,324)			6,603,324	0.41

Total Investments in Securities
(Cost $1,561,847,398) *			1,643,610,150	101.34
Other Assets and Liabilities, Net			(21,677,085)	(1.34)

Total Net Assets			$1,621,933,065	100.00%

±	Variable rate investment

§	These securities are subject to a demand feature which reduces the effective maturity.

¤	Security issued in zero coupon form with no periodic interest payments.

(o)	All or some of these obligations have credit enhancements or liquidity features that may under certain circumstances, provide for repayment of principal and interest.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

##	All or a portion of this security has been segregated for when-issued, delayed delivery securities and/or unfunded loans.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,561,834,307 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$86,553,322
Gross unrealized depreciation	(4,777,479)

Net unrealized appreciation	$81,775,843

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—June 30, 2012	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	17

Assets
Investments
In unaffiliated securities, at value (see cost below)	$1,637,006,826
In affiliated securities, at value (see cost below)	6,603,324

Total investments, at value (see cost below)	1,643,610,150
Cash	560,000
Receivable for investments sold	4,316,431
Receivable for Fund shares sold	5,076,080
Receivable for interest	16,924,355
Prepaid expenses and other assets	65,015

Total assets	1,670,552,031

Liabilities
Dividends payable	983,903
Payable for investments purchased	43,849,929
Payable for Fund shares redeemed	2,839,543
Advisory fee payable	287,037
Distribution fees payable	42,083
Due to other related parties	248,132
Accrued expenses and other liabilities	368,339

Total liabilities	48,618,966

Total net assets	$1,621,933,065

NET ASSETS CONSIST OF
Paid-in capital	$1,533,063,722
Overdistributed net investment income	(50,013)
Accumulated net realized gains on investments	7,156,604
Net unrealized gains on investments	81,762,752

Total net assets	$1,621,933,065

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$307,991,485
Shares outstanding – Class A	26,711,888
Net asset value per share – Class A	$11.53
Maximum offering price per share – Class A2	$11.89
Net assets – Class C	$67,597,723
Shares outstanding – Class C	5,862,853
Net asset value per share – Class C	$11.53
Net assets – Administrator Class	$494,527,832
Shares outstanding – Administrator Class	42,865,917
Net asset value per share – Administrator Class	$11.54
Net assets – Institutional Class	$326,772,298
Shares outstanding – Institutional Class	28,305,843
Net asset value per share – Institutional Class	$11.54
Net assets – Investor Class	$425,043,727
Shares outstanding – Investor Class	36,880,941
Net asset value per share – Investor Class	$11.52

Investments in unaffiliated securities, at cost	$1,555,244,074

Investments in affiliated securities, at cost	$6,603,324

Total investments, at cost	$1,561,847,398

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/97.00 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Statement of Operations—Year Ended June 30, 2012

Investment income
Interest	$51,658,118
Income from affiliated securities	6,894

Total investment income	51,665,012

Expenses
Advisory fee	4,484,571
Administration fees
Fund level	684,758
Class A	418,258
Class C	90,841
Administrator Class	361,117
Institutional Class	216,599
Investor Class	796,979
Shareholder servicing fees
Class A	653,529
Class C	141,939
Administrator Class	889,333
Investor Class	1,044,934
Distribution fees
Class C	425,816
Custody and accounting fees	74,017
Professional fees	49,630
Registration fees	136,212
Shareholder report expenses	76,964
Trustees’ fees and expenses	15,740
Other fees and expenses	25,658

Total expenses	10,586,895
Less: Fee waivers and/or expense reimbursements	(1,567,845)

Net expenses	9,019,050

Net investment income	42,645,962

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	9,442,746
Futures transactions	(160,300)

Net realized gains on investments	9,282,446

Net change in unrealized gains (losses) on investments	59,413,883

Net realized and unrealized gains (losses) on investments	68,696,329

Net increase in net assets resulting from operations	$111,342,291

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	19

	Year Ended June 30, 2012		Year Ended June 30, 2011

Operations
Net investment income		$42,645,962		$39,268,813
Net realized gains on investments		9,282,446		12,710,358
Net change in unrealized gains (losses) on investments		59,413,883		(2,415,364)

Net increase in net assets resulting from operations		111,342,291		49,563,807

Distributions to shareholders from
Net investment income
Class A		(8,027,891)		(8,909,149)
Class C		(1,319,804)		(1,295,606)
Administrator Class		(11,450,094)		(11,218,880)
Institutional Class		(8,995,318)		(4,292,702)
Investor Class		(12,851,423)		(13,551,943)
Net realized gains
Class A		(17,975)		0
Class C		(4,101)		0
Administrator Class		(24,037)		0
Institutional Class		(21,756)		0
Investor Class		(31,823)		0

Total distributions to shareholders		(42,744,222)		(39,268,280)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	11,168,714	127,342,954	11,002,505	119,944,196
Class C	2,051,479	23,316,818	1,700,494	18,594,555
Administrator Class	26,240,204	298,874,139	13,355,775	144,810,130
Institutional Class	26,921,009	303,550,363	10,830,535	118,640,054
Investor Class	15,738,581	178,956,976	11,345,639	123,354,157

		932,041,250		525,343,092

Reinvestment of distributions
Class A	621,997	7,051,720	631,187	6,862,386
Class C	88,466	1,002,778	81,277	883,334
Administrator Class	871,345	9,896,110	615,258	6,687,401
Institutional Class	147,517	1,679,459	159,400	1,745,506
Investor Class	1,024,311	11,581,378	1,138,082	12,371,358

		31,211,445		28,549,985

Payment for shares redeemed
Class A	(6,995,032)	(79,162,479)	(14,406,806)	(155,798,206)
Class C	(860,288)	(9,726,816)	(1,313,366)	(14,166,146)
Administrator Class	(15,632,229)	(175,994,941)	(12,187,652)	(132,312,174)
Institutional Class	(10,538,954)	(120,545,132)	(9,338,095)	(101,035,321)
Investor Class	(16,519,061)	(187,992,141)	(18,574,950)	(201,758,793)

		(573,421,509)		(605,070,640)

Net asset value of shares issued in acquisition
Class A	0	0	4,281,757	46,515,298
Class C	0	0	1,371,429	14,898,374
Administrator Class	0	0	16,705,622	181,583,466

		0		242,997,138

Net increase in net assets resulting from capital share transactions		389,831,186		191,819,575

Total increase in net assets		458,429,255		202,115,102

Net assets
Beginning of period		1,163,503,810		961,388,708

End of period		$1,621,933,065		$1,163,503,810

Overdistributed net investment income		$(50,013)		$(51,445)

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,
Class A	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$10.94	$10.81	$10.21	$10.53	$10.65
Net investment income	0.35	0.36	0.37	0.44	0.40
Net realized and unrealized gains (losses) on investments	0.59	0.13	0.60	(0.31)	(0.10)

Total from investment operations	0.94	0.49	0.97	0.13	0.30
Distributions to shareholders from
Net investment income	(0.35)	(0.36)	(0.37)	(0.44)	(0.40)
Net realized gains	(0.00)[2]	0.00	0.00	(0.01)	(0.02)

Total distributions to shareholders	(0.35)	(0.36)	(0.37)	(0.45)	(0.42)
Net asset value, end of period	$11.53	$10.94	$10.81	$10.21	$10.53
Total return[3]	8.71%	4.57%	9.64%	1.33%	2.86%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.82%	0.85%	0.90%	0.96%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	3.07%	3.27%	3.47%	4.27%	4.13%
Supplemental data
Portfolio turnover rate	38%	52%	61%	92%	98%
Net assets, end of period (000’s omitted)	$307,991	$239,853	$220,688	$124,317	$30,506

1.	For the period from July 31, 2007 (commencement of class operations) to June 30, 2008.

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	21

(For a share outstanding throughout each period)

	Year Ended June 30,
Class C	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$10.94	$10.81	$10.21	$10.53	$10.65
Net investment income	0.27	0.28	0.29	0.36	0.33
Net realized and unrealized gains (losses) on investments	0.59	0.13	0.60	(0.31)	(0.10)

Total from investment operations	0.86	0.41	0.89	0.05	0.23
Distributions to shareholders from
Net investment income	(0.27)	(0.28)	(0.29)	(0.36)	(0.33)
Net realized gains	(0.00)[2]	0.00	0.00	(0.01)	(0.02)

Total distributions to shareholders	(0.27)	(0.28)	(0.29)	(0.37)	(0.35)
Net asset value, end of period	$11.53	$10.94	$10.81	$10.21	$10.53
Total return[3]	7.90%	3.80%	8.82%	0.56%	2.14%
Ratios to average net assets (annualized)
Gross expenses	1.56%	1.57%	1.61%	1.63%	1.74%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	2.32%	2.54%	2.68%	3.51%	3.31%
Supplemental data
Portfolio turnover rate	38%	52%	61%	92%	98%
Net assets, end of period (000’s omitted)	$67,598	$50,157	$29,666	$9,603	$3,329

1.	For the period from July 31, 2007 (commencement of class operations) to June 30, 2008.

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,
Administrator Class	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$10.95	$10.82	$10.21	$10.53	$10.56
Net investment income	0.36	0.37	0.38	0.45	0.11
Net realized and unrealized gains (losses) on investments	0.59	0.13	0.62	(0.31)	(0.03)

Total from investment operations	0.95	0.50	1.00	0.14	0.08
Distributions to shareholders from
Net investment income	(0.36)	(0.37)	(0.39)	(0.45)	(0.11)
Net realized gains	(0.00)[2]	0.00	0.00	(0.01)	0.00

Total distributions to shareholders	(0.36)	(0.37)	(0.39)	(0.46)	(0.11)
Net asset value, end of period	$11.54	$10.95	$10.82	$10.21	$10.53
Total return[3]	8.81%	4.68%	9.85%	1.43%	0.80%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.76%	0.77%	0.78%	0.85%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	3.18%	3.39%	3.51%	4.40%	4.31%
Supplemental data
Portfolio turnover rate	38%	52%	61%	92%	98%
Net assets, end of period (000’s omitted)	$494,528	$343,666	$139,551	$13,486	$10,834

1.	For the period from March 31, 2008 (commencement of class operations) to June 30, 2008.

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	23

(For a share outstanding throughout each period)

	Year Ended June 30,
Institutional Class	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$10.96	$10.82	$10.22	$10.54	$10.56
Net investment income	0.38	0.39	0.39	0.46	0.12
Net realized and unrealized gains (losses) on investments	0.58	0.14	0.61	(0.30)	(0.02)

Total from investment operations	0.96	0.53	1.00	0.16	0.10
Distributions to shareholders from
Net investment income	(0.38)	(0.39)	(0.40)	(0.47)	(0.12)
Net realized gains	(0.00)[2]	0.00	0.00	(0.01)	0.00

Total distributions to shareholders	(0.38)	(0.39)	(0.40)	(0.48)	(0.12)
Net asset value, end of period	$11.54	$10.96	$10.82	$10.22	$10.54
Total return[3]	8.91%	4.86%	10.05%	1.62%	0.87%
Ratios to average net assets (annualized)
Gross expenses	0.49%	0.49%	0.51%	0.56%	0.58%
Net expenses	0.42%	0.42%	0.42%	0.42%	0.44%
Net investment income	3.32%	3.55%	3.69%	4.48%	4.46%
Supplemental data
Portfolio turnover rate	38%	52%	61%	92%	98%
Net assets, end of period (000’s omitted)	$326,772	$129,033	$109,593	$6,347	$10

1.	For the period from March 31, 2008 (commencement of class operations) to June 30, 2008.

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,
Investor Class	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.94	$10.81	$10.20	$10.53	$10.60
Net investment income	0.35	0.35	0.37	0.43	0.44
Net realized and unrealized gains (losses) on investments	0.58	0.13	0.61	(0.32)	(0.05)

Total from investment operations	0.93	0.48	0.98	0.11	0.39
Distributions to shareholders from
Net investment income	(0.35)	(0.35)	(0.37)	(0.43)	(0.44)
Net realized gains	(0.00)[1]	0.00	0.00	(0.01)	(0.02)

Total distributions to shareholders	(0.35)	(0.35)	(0.37)	(0.44)	(0.46)
Net asset value, end of period	$11.52	$10.94	$10.81	$10.20	$10.53
Total return	8.58%	4.54%	9.70%	1.18%	3.67%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.85%	0.91%	0.95%	1.16%
Net expenses	0.73%	0.73%	0.75%	0.75%	0.75%
Net investment income	3.06%	3.24%	3.44%	4.24%	4.07%
Supplemental data
Portfolio turnover rate	38%	52%	61%	92%	98%
Net assets, end of period (000’s omitted)	$425,044	$400,794	$461,890	$386,977	$460,702

1.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Intermediate Tax/AMT-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities with original maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Funds Management. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest

26	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Notes to Financial Statements

rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

Notes to Financial Statements	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	27

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal obligations	$0	$1,629,834,782	$7,172,044	$1,637,006,826
Short-term investments
Investment companies	6,603,324	0	0	6,603,324
	$6,603,324	$1,629,834,782	$7,172,044	$1,643,610,150

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2012, the advisory fee was equivalent to an annual rate of 0.33% of the Fund’s average daily net assets.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an

28	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Notes to Financial Statements

annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A, 1.45% for Class C, 0.60% for Administrator Class, 0.42% for Institutional Class and 0.73% for Investor Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended June 30, 2012, Wells Fargo Funds Distributor, LLC received $33,465 from the sale of Class A shares and $13,632 and $1,066 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended June 30, 2012 were $929,592,523 and $517,937,641, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2012, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help shorten the duration of the portfolio.

As of June 30, 2012, the Fund did not have any open futures contracts but had an average notional amount of $1,869,638 in short futures contracts during the year ended June 30, 2012.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee was equal 0.125% of the unused balance. For the year ended June 30, 2012, the Fund paid $1,796 in commitment fees.

Notes to Financial Statements	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	29

For the year ended June 30, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2012 and June 30, 2011 were as follows:

	Year Ended June 30,
	2012	2011
Tax-Exempt Income	$42,644,530	$39,268,280
Long-term Capital Gain	99,692	0

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax Exempt Income	Undistributed Long-Term Gain	Unrealized Gains
$951,093	$7,143,514	$81,775,843

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

30	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and summary portfolio of investments of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund as of June 30, 2012, the results of its operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 24, 2012

Other Information (Unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	31

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $99,692 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2012.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2012.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Other Information (Unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	33

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Intermediate Tax/AMT-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and Wells Capital Management were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Wells Capital Management supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s

Other Information (Unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	35

benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was higher than or in range of the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Lipper Intermediate Municipal Fund Index, for the periods under review.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were lower than or in range of the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were in range of the median rates for the Fund’s Expense Group, except for the Investor Class. The Board noted that Funds Management proposed to extend contractual fee cap arrangements for the Fund designed to lower the Fund’s expenses until October 31, 2013.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

36	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Other Information (Unaudited)

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other Factors and Broader Review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	37

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

This page is intentionally left blank.

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

210651 08-12 A251/AR251 06-12

Wells Fargo Advantage Minnesota Tax-Free Fund

Annual Report

June 30, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $207 billion in assets under management, as of June 30, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Minnesota Tax-Free Fund	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Minnesota Tax-Free Fund for the 12-month period that ended June 30, 2012. The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and a great amount of uncertainty regarding sovereign debt risk—both here and in Europe. In this environment, municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade2 municipal bonds throughout the country, gained 9.90% for the period.

The economy grew, but the recovery has only been modest.

The U.S. is three years into a modest economic recovery, but several factors held back growth despite the Federal Reserve’s (Fed) accommodative monetary policy. In Europe, much uncertainty remained about the outcome of the eurozone debt crisis and whether policymakers will be able to resolve it without any countries defaulting or leaving the euro. In addition, Europe has again entered a recession. In Asia, China’s economy slowed. Here at home, the federal budget deficit and a potential “fiscal cliff”, which describes the possible effect of higher taxes resulting from the expiration of several tax cuts and the implementation of federal spending reduction measures have added uncertainty. Finally, U.S. homebuilding is only in the early stages of a recovery.

In an effort to further bolster the economy, especially the labor market, the Fed has indicated its commitment to maintaining a highly accommodative monetary policy. Based on public statements and its actions, the Fed appears to believe that economic conditions warrant an extremely low federal funds target rate—a short-term bank lending rate—which may remain near 0% through late 2014. The Fed also apparently plans to continue its “Operation Twist,” which involves buying U.S. Treasury securities with maturities greater than six years and selling U.S. Treasury securities with maturities less than three years, in an effort to keep longer-term interest rates low.

A demand for relative safe-haven securities led to ultra-low interest rates.

Interest rates as measured by 10-year U.S. Treasury yields declined 150 basis points (100 bps equals 1.00%) over the past year to nearly 1.5% at the end of June 2012, a modern-era record low. Not only has the Fed been successful in engineering low interest rates, but investors have rushed to buy U.S. Treasury securities as a relative safe-haven asset in the midst of uncertainty surrounding

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	3

the European debt crisis. Even the downgrade of the U.S. Government’s credit rating by Standard & Poor’s last August did not dampen enthusiasm for U.S. debt. Meanwhile, municipal bonds also benefited in each of the past four quarters as yields declined.

Municipal creditworthiness benefited from stronger economic growth.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations. As of the first quarter of 2012, the U.S. Census Bureau released figures showing that state and local municipalities have had 10 consecutive quarters of combined revenue growth. These revenues were driven by stronger general sales and individual income tax collections.

Difficult decisions have also been made by municipalities to restructure their balance sheets. While many states balanced their budgets by passing costs to local issuers, a number of local governments have made tough decisions to cut spending and balance their budgets despite the hard times. Looking to the future, 43 states have also taken steps over the past three years to shore up their long-term finances by enacting changes to their state retirement plans for their public employees and teachers.

While the overall credit strength of the municipal market is improving, several cities have filed for bankruptcy protection. Our credit research team has given us the capacity to closely monitor these situations and discerning the difference between municipal securities that are directly affected and those that are not. Additionally, while our municipal income funds are not immune from the effects of bankruptcy of municipal issuers, our shareholders should know that the bulk of our funds’ holdings are in revenue bonds, which have their own dedicated income sources.

Our message to our shareholders remains the same.

We believe a long-term investment strategy is the key to ensuring our shareholders reach their financial goals. Despite record-low interest rates, we see opportunity in sectors where yields remain generous relative to U.S. Treasury yields, such as A- and BBB-rated municipal bonds2. The capabilities of our credit research team and our relative-value approach to managing investments with a focus on duration3, yield curve4, sector, and issuer selection remain in place. Together with our investment expertise and your commitment to reaching your financial goals, we’ll go far.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations.

3.	Duration is a measurement of the sensitivity of a bond’s price to changes in Treasury yields. A Fund’s duration is the weighted-average of duration of the bonds in the portfolio. Duration should be interpreted as the approximate change in a bond’s (or Fund’s) price for a 100 bps change in Treasury yields.

4.	A graphical representation of fixed income security yields (usually U.S. Treasuries) at their respective maturities, starting with the shortest time to maturity and sequentially plotting in a line chart to the longest maturity.

4	Wells Fargo Advantage Minnesota Tax-Free Fund	Letter to Shareholders (Unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to Shareholders

Effective September 1, 2012, the Fund’s dollar-weighted average effective maturity, under normal circumstances, is expected to change from the current range of between 5 to 20 years to between 3 and 20 years.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

Performance Highlights (Unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	5

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income tax and Minnesota individual income tax.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Wendy Casetta

Bruce R. Johns

FUND INCEPTION

January 12, 1988

12 MONTH TOTAL RETURN AS OF JUNE 30, 2012
Class A (Excluding Sales Charges)	8.80%
Barclays Municipal Bond Index[1]	9.90%
Barclays Minnesota Municipal Bond Index[2]	8.61%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. The Adviser has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 0.85% for Class A shares. The Fund’s gross and net expense ratios are 0.86% and 0.85%, respectively, for Class A shares, as stated in the most recent prospectus. Without these reductions, the Fund’s returns would have been lower.

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.	The Barclays Minnesota Municipal Bond Index is the Minnesota component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage Minnesota Tax-Free Fund Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays Minnesota Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6	Wells Fargo Advantage Minnesota Tax-Free Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares (excluding sales charges) underperformed the Barclays Municipal Bond Index but outperformed its state-specific index, the Barclays Minnesota Municipal Bond Index, for the 12-month period that ended June 30, 2012.

■	Our overweight in lower-rated investment-grade bonds was the primary driver of performance, as lower-rated bonds outperformed higher-rated bonds.

■	Duration positioning was a slight detractor, as we maintained duration shorter than the benchmark during the extended rally.

■	Yield-curve positioning was neutral. We were overweight in the 8- to 20-year area of the yield curve and underweight in the long end, which continued to outperform.

■	Individual security selection was a modest detractor; however, our overweight in essential service revenue bonds versus general obligation bonds (GOs) and prerefunded bonds was a positive factor.

CREDIT QUALITY[4] (AS OF JUNE 30, 2012)

There were and still are opportunities in lower-rated investment-grade bonds.

We continue to see improvement in municipal credit quality. In addition to state revenues increasing more than most estimates, many municipal governments across the country are reining in expenditures and are making difficult, but fiscally prudent, decisions. Nevertheless, we expect certain municipalities to fare better than others, further underscoring the importance of security selection. As the overall economy improves, we believe municipal credit quality will likely follow, and as it does, credit spreads will tighten.

We found value in essential service revenue bonds.

Throughout the period, we focused on essential service revenue bonds over GO bonds. These bonds have more predictable revenue streams compared with GO credits, whose primary sources of revenue are property, sales, and personal income taxes. Bonds that did well included bonds for Allina Health Care, Southern Minnesota Power Agency, school district bonds, airport bonds, and some select charter school issues.

4.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Performance Highlights (Unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	7

EFFECTIVE MATURITY DISTRIBUTION[5] (AS OF JUNE 30, 2012)

Yield-curve positioning was neutral but should be a larger factor over the next year.

We began and ended the year with a bulleted structure, as we were underweight both the short end and the long end of the yield curve in favor of an overweight to the 10- to 20-year maturity range, or “belly,” of the curve. Given the current slope of the yield curve, we believe that the belly represents the best value. While the curve has flattened somewhat, it remains steep by any historical measure.

The State of Minnesota has healthy credit ratings of Aa1/AA+/AA+.

The state’s credit ratings are based on a balanced economy with high wealth indicators. While Minnesota’s economic diversity resembles that of the nation, unemployment has historically been well below national levels at 5.6% in June 2012 versus 8.2% nationally. Personal income per capita ranks 13th-highest at 106% of the national average, and debt levels are a modest 2.9% of personal income. Pension funding is stable relative to peers at an 80% funding rate in 2010. While the state continues to struggle with depleted reserves from the economic slowdown and was downgraded from AAA to AA+ by Standard & Poor’s and Fitch, we believe Minnesota is well positioned to recover with a balanced economy, modest debt and pension position, and relatively strong wealth and employment levels.

Higher rates and credit improvement reflect our positioning going forward.

With the Fed maintaining its highly accommodative monetary policy, we believe both U.S. Treasury and municipal yields could remain low over the medium term. Our bias is for interest rates to rise over the longer term as the economy gradually improves, and we have positioned the portfolio accordingly. It is important to note that the weakness in the global economy, particularly within Europe, has created a drag on interest rates and any meaningful resolution to the European debt crisis could lead to increases in interest rates at a swifter pace. We also believe the yield curve will flatten, and we are positioned for that to occur.

We continue to focus on lower investment-grade debt and are of the opinion that BBB-rated bonds provide the best opportunity for superior risk-adjusted returns as credit spreads tighten due to improvement in the economy. However, good security selection will be important going forward. The Fund’s current positioning could lead to relative underperformance if municipal yields decline further, but we are willing to take that risk to manage downside risk if rates move higher.

5.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

8	Wells Fargo Advantage Minnesota Tax-Free Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF JUNE 30, 2012)

	Inception Date	Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
		6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (NMTFX)	01/12/1988	(1.21)	3.90	4.22	4.19	3.45	8.80	5.19	4.67	0.86%	0.85%
Class B (NWMBX)**	08/06/1993	(1.94)	2.99	4.08	4.12	3.06	7.99	4.42	4.12	1.61%	1.60%
Class C (WMTCX)	04/08/2005	2.06	6.99	4.42	3.89	3.06	7.99	4.42	3.89	1.61%	1.60%
Administrator Class (NWMIX)	08/02/1993					3.58	8.97	5.45	4.91	0.80%	0.60%
Barclays Municipal Bond Index						3.66	9.90	5.95	5.28
Barclays Minnesota Municipal Bond Index						3.19	8.61	6.10	5.21

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to Minnesota municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

6.	Effective July 18, 2008, Class Z was renamed Administrator Class. Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01-01-2012	Ending Account Value 06-30-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,034.47	$4.30	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.27	0.85%
Class B
Actual	$1,000.00	$1,030.64	$8.08	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.91	$8.02	1.60%
Class C
Actual	$1,000.00	$1,030.62	$8.08	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.91	$8.02	1.60%
Administrator Class
Actual	$1,000.00	$1,035.77	$3.04	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02	0.60%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage Minnesota Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Municipal Obligations: 97.77%

Minnesota: 97.75%
Anoka County MN Capital Improvement Series A (GO) §	5.00%	02/01/2024	$500,000	$576,345
Austin MN Housing & RDA Courtyard Residence Project Series A (Housing Revenue) §	5.00	01/01/2031	1,500,000	1,662,090
Austin MN IDR SUPERVALU Incorporated Project (IDR, U.S. Bank NA LOC) §±	0.18	12/01/2013	765,000	765,000
Baytown Township MN St. Croix Preparatory Academy Series A (Miscellaneous Revenue) §	7.00	08/01/2038	2,150,000	2,260,403
Becker MN PCR Northern States Power Series B (IDR) §	8.50	09/01/2019	1,000,000	1,021,890
Buffalo MN Housing & RDA Public Facility Buffalo Wild Marsh Golf Course (Miscellaneous Revenue) §	4.38	05/01/2024	185,000	191,882
Center City MN Health Care Facilities Hazelden Foundation Project (Miscellaneous Revenue) §	5.00	11/01/2041	1,400,000	1,487,290
Central Minnesota Municipal Power Agency Brookings Southeast Twin Cities Transmission Project Series 2012 (Utilities Revenue) §	5.00	01/01/2016	875,000	954,783
Central Minnesota Municipal Power Agency Brookings Southeast Twin Cities Transmission Project Series 2012 (Utilities Revenue) §	5.00	01/01/2042	1,500,000	1,632,495
Cuyuna Range MN Hospital District (Health Revenue)	4.75	06/01/2013	470,000	477,285
Dakota County MN Community Development Agency SFMR (Housing Revenue, GNMA, FNMA, FHLMC Insured) §	5.30	12/01/2039	464,355	494,524
Duluth MN Duluth Entertainment Convention Center Improvements Series A (GO) §	5.00	02/01/2034	1,000,000	1,091,960
Duluth MN Housing & RDA Public School Academy Series A (Miscellaneous Revenue) §	5.60	11/01/2030	2,000,000	2,035,820
Elk River MN Independent School District # 728 Series A (GO, AGM School District Credit Program Insured) §	5.00	02/01/2021	3,400,000	3,829,862
Falcon Heights MN Kaleidoscope Charter School Series A (Miscellaneous Revenue) §	5.50	11/01/2017	150,000	153,752
Falcon Heights MN Kaleidoscope Charter School Series A (Miscellaneous Revenue) §	6.00	11/01/2027	800,000	804,960
Hutchinson MN Public Utility Revenue Refunding Bonds Series 2012 A (Utilities Revenue) §%%	5.00	12/01/2026	700,000	815,766
Lakeville MN (Tobacco Revenue)	5.00	02/01/2013	160,000	161,242
Lakeville MN (Tobacco Revenue)	5.00	02/01/2016	180,000	183,244
Maple Grove MN Maple Grove Hospital Corporation (Health Revenue) §	5.25	05/01/2024	1,735,000	1,814,689
Meeker County MN Memorial Hospital Project (Health Revenue) §	5.63	11/01/2022	800,000	859,112
Minneapolis & St. Paul MN Housing & RDA Health Partners Obligation Group Project (Health Revenue) §	5.25	12/01/2016	500,000	526,695
Minneapolis & St. Paul MN Housing & RDA Health Partners Obligation Group Project (Health Revenue) §	5.63	12/01/2022	500,000	516,990
Minneapolis & St. Paul MN Housing & RDA Health Partners Obligation Group Project (Health Revenue) §	5.88	12/01/2029	600,000	617,496
Minneapolis & St. Paul MN Housing & RDA HealthSpan Series B (Health Revenue, AMBAC Insured) ±(a)(n)(m)	0.30	11/15/2017	1,300,000	1,203,676
Minneapolis & St. Paul MN Metropolitan Airports Commission Senior Series A (Airport Revenue, AMBAC Insured) §	5.00	01/01/2018	1,000,000	1,150,050
Minneapolis & St. Paul MN Metropolitan Airports Commission Series A (Airport Revenue, NATL-RE Insured) §	5.25	01/01/2017	320,000	328,144
Minneapolis & St. Paul MN Metropolitan Airports Commission Series B (Airport Revenue, AMBAC Insured) §	5.00	01/01/2020	2,000,000	2,106,740
Minneapolis & St. Paul MN Metropolitan Airports Commission Series C (Airport Revenue, NATL-RE, FGIC Insured) §	5.00	01/01/2022	2,000,000	2,166,360

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Minnesota Tax-Free Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

Minnesota (continued)
Minneapolis & St. Paul MN Metropolitan Airports Commission Sub Series B (Airport Revenue, NATL-RE, FGIC Insured) §##	5.00%	01/01/2018	$1,000,000	$1,122,220
Minneapolis & St. Paul MN RDA Healthcare System Childrens Series A (Health Revenue) §	5.25	08/15/2025	1,000,000	1,151,760
Minneapolis MN Supported Development Limited Tax Common Bond Fund (Miscellaneous Revenue) §	6.00	12/01/2040	1,000,000	1,119,770
Minneapolis MN Fairview Health Services Series A (Health Revenue) §	6.63	11/15/2028	1,000,000	1,187,880
Minneapolis MN Fairview Health Services Series B (Health Revenue, Assured Guaranty Insured) §	6.50	11/15/2038	1,900,000	2,243,425
Minneapolis MN St. Anthony Falls Project (Tax Revenue) §	5.65	02/01/2027	500,000	500,875
Minneapolis MN Supported Development Limited Tax Common Bond Fund Series 1A (Miscellaneous Revenue) §	4.80	12/01/2016	555,000	606,376
Minneapolis MN Supported Development Limited Tax Common Bond Fund Series 2A (Miscellaneous Revenue) §	5.00	06/01/2028	1,115,000	1,148,260
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series E (Health Revenue, Assured Guaranty Insured) §	5.00	02/15/2037	4,030,000	4,272,767
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series A (Health Revenue) §	4.75	02/15/2015	2,000,000	2,058,940
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series C1 (Health Revenue, Assured Guaranty Insured)	4.00	02/15/2020	50,000	55,811
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series C1 (Health Revenue, Assured Guaranty Insured) §	5.00	02/15/2030	1,000,000	1,089,830
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series A Unrefunded Balance (Health Revenue, NATL-RE Insured) §	5.50	11/15/2017	1,095,000	1,098,745
Minnesota HEFA (Education Revenue, U.S. Bank NA LOC) §±	0.18	10/01/2029	1,000,000	1,000,000
Minnesota State (GO) §	5.00	06/01/2020	1,115,000	1,279,340
Minnesota State Trunk Highway Series E (GO)	5.00	08/01/2019	2,000,000	2,490,060
Minnesota State HEFAR Bethel University Series 6R (Education Revenue) §	5.50	05/01/2025	1,535,000	1,615,296
Minnesota State HEFAR Carleton College Series 3-L2 (Education Revenue, JPMorgan Chase Bank SPA) §±	0.19	11/01/2012	900,000	900,000
Minnesota State HEFAR Carleton College Series D (Education Revenue) §	5.00	03/01/2030	2,000,000	2,246,600
Minnesota State HEFAR Hamline University Series 7-E (Education Revenue) §	5.00	10/01/2029	500,000	535,555
Minnesota State HEFAR Hamline University Series 7-E (Education Revenue) §	4.50	10/01/2021	300,000	327,108
Minnesota State HEFAR St. Benedict College Series 7M (Education Revenue) §	5.13	03/01/2036	275,000	286,030
Minnesota State HEFAR St. Benedict College Series V (Education Revenue)	5.00	03/01/2018	635,000	723,271
Minnesota State HEFAR St. Olaf College Series 7F (Education Revenue) §	4.50	10/01/2030	500,000	534,415
Minnesota State HEFAR St. Thomas University Series 6W (Education Revenue) §	5.00	10/01/2018	1,100,000	1,241,625
Minnesota State HEFAR St. Thomas University Series 6W (Education Revenue) §	6.00	10/01/2025	1,030,000	1,138,222
Minnesota State HEFAR St. Thomas University Series 6W (Education Revenue) §	6.00	10/01/2030	1,000,000	1,106,740
Minnesota State HEFAR St. Thomas University Series 6X (Education Revenue) §	5.00	04/01/2029	1,000,000	1,075,120
Minnesota State HFA Residential Housing Finance Agency Series B (Housing Revenue, GO of Agency Insured) §	5.00	07/01/2034	265,000	266,723
Minnesota State Highway & Various Purposes (GO) §	5.00	08/01/2022	4,500,000	5,305,815
Minnesota State Housing Finance Agency Series 2012 A-2 (Housing Revenue) §	0.75	08/01/2014	1,000,000	999,850
Minnesota State Housing Finance Agency (Housing Revenue) §	4.20	07/01/2021	1,505,000	1,650,233
Minnesota State Housing Finance Agency Non Ace Residential Housing Series D (Housing Revenue, GO of Agency Insured) §	4.00	07/01/2040	1,500,000	1,600,935

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Minnesota Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Minnesota (continued)
Minnesota State Housing Finance Agency Residential Housing Finance Series B (Housing Revenue, GO of Agency Insured) §	4.75%	07/01/2026	$660,000	$676,896
Minnesota State Housing Finance Agency Residential Housing Finance Series Q (Housing Revenue, GO of Agency Insured) §	5.25	07/01/2033	1,515,000	1,585,448
Minnesota State Housing Finance Agency Series B (Housing Revenue) §	5.90	07/01/2028	635,000	660,527
Minnesota State Municipal Power Agency (Utilities Revenue) §	5.00	10/01/2037	1,100,000	1,180,168
Minnesota State Municipal Power Agency Series 2010A & Series 2010B (Utilities Revenue) §	5.00	10/01/2025	1,335,000	1,512,515
Minnesota State Public Facilities Authority Series B (Water & Sewer Revenue)	5.00	03/01/2020	1,500,000	1,880,955
Minnesota State Public Safety Radio Communications System Project Series 2009 (Miscellaneous Revenue, Assured Guaranty Insured)	5.00	06/01/2019	2,325,000	2,848,869
Minnesota State Public Safety Radio Communications System Project Series 2011 (Miscellaneous Revenue) §	5.00	06/01/2022	2,000,000	2,369,420
Minnesota State Various Purposes Series H (GO) §	5.00	11/01/2020	1,425,000	1,767,670
Minnesota Tobacco Securitization Authority Tobacco Settlement Series B (Tobacco Revenue) §	5.25	03/01/2031	2,500,000	2,752,700
Montgomery MN Independent School District School Building #394 Series B (GO, AGM School District Credit Program Insured) §	5.00	02/01/2025	500,000	558,130
Mounds View MN Independent School District # 621 Series A (GO, School District Credit Program Insured) §	4.00	02/01/2022	530,000	605,742
Mower County MN Housing & RDA Facilities Project Series A (Miscellaneous Revenue) §	5.75	02/01/2027	695,000	820,990
Mower County MN Housing & RDA Facilities Project Series A (Miscellaneous Revenue) §	5.90	02/01/2029	375,000	444,975
Northern Minnesota Municipal Power Agency Series A (Utilities Revenue, Assured Guaranty Insured) §	5.00	01/01/2016	1,500,000	1,707,300
Northern Minnesota Municipal Power Agency Series A (Utilities Revenue, Assured Guaranty Insured) §	5.00	01/01/2018	820,000	971,118
Northern Minnesota Municipal Power Agency Series A (Utilities Revenue, Assured Guaranty Insured) §	5.00	01/01/2021	515,000	590,823
Pine City MN Lakes International Language Academy Series A (Miscellaneous Revenue) §	6.00	05/01/2026	1,000,000	1,003,980
Pine City MN Lakes International Language Academy Series A (Miscellaneous Revenue) §	6.25	05/01/2035	900,000	902,943
Pine County MN Housing & RDA Public Project Series A (Miscellaneous Revenue) §	5.00	02/01/2028	1,475,000	1,533,307
Plymouth MN COP Intermediate School District # 287 Series A (Miscellaneous Revenue) §	5.00	02/01/2024	250,000	287,188
Robbinsdale MN Independent School District # 281 Series A (GO, School District Credit Program Insured)	5.00	02/01/2018	1,520,000	1,856,984
Robbinsdale MN Independent School District # 281 Series A (GO, School District Credit Program Insured)	5.00	02/01/2019	1,715,000	2,132,928
Rochester MN Series C (Utilities Revenue) §	5.00	12/01/2030	1,000,000	1,087,080
Roseville MN Northwestern College Project (Education Revenue, BMO Harris Bank NA LOC) §±	0.19	11/01/2022	1,815,000	1,815,000
Shakopee MN St. Francis Regional Medical Center (Health Revenue) §	5.00	09/01/2017	1,500,000	1,579,635
Shakopee MN St. Francis Regional Medical Center (Health Revenue) §	5.25	09/01/2034	950,000	965,514
South St. Paul MN Housing & RDA Airport Project (IDR, Assured Guaranty Insured) §	4.70	09/01/2019	550,000	599,918
South St. Paul MN Housing & RDA Airport Project (IDR, Assured Guaranty Insured) §	5.13	09/01/2029	500,000	520,025

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Minnesota Tax-Free Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

Minnesota (continued)
South Washington County Independent School District # 833 GO School Building Series 2010A (GO, School District Credit Program Insured) §	5.00%	02/01/2020	$2,100,000	$2,550,198
Southern Minnesota Municipal Power Agency Capital Appreciation Series A (Utilities Revenue, NATL-RE Insured) ¤	0.00	01/01/2020	5,000,000	4,112,650
Southern Minnesota Municipal Power Agency Capital Appreciation Series A (Utilities Revenue, NATL-RE Insured) ±	3.78	01/01/2015	1,030,000	1,035,243
Southern Minnesota Municipal Power Agency Series A (Utilities Revenue) §	5.25	01/01/2030	2,000,000	2,234,100
St. Cloud MN Centracare Health System Series A (Health Revenue) §	5.13	05/01/2030	1,000,000	1,088,340
St. Louis Park MN Nicollett Health Services (Health Revenue) §	5.50	07/01/2029	1,000,000	1,101,120
St. Paul MN Housing & RDA Allina Health Systems Series A1 (Health Revenue) §	5.00	11/15/2024	2,000,000	2,203,620
St. Paul MN Housing & RDA Charter School Nova Classical Academy Series A (Miscellaneous Revenue) §	6.63	09/01/2042	865,000	926,043
St. Paul MN Housing & RDA Community of Peace Academy Project Series A (Miscellaneous Revenue) §	5.00	12/01/2036	1,500,000	1,382,805
St. Paul MN Housing & RDA Community of Peace Academy Project Series A (Miscellaneous Revenue) §	4.35	12/01/2014	600,000	605,616
St. Paul MN Housing & RDA Gillette Childrens Specialty Healthcare (Health Revenue)	5.00	02/01/2013	200,000	202,524
St. Paul MN Housing & RDA Gillette Childrens Specialty Healthcare (Health Revenue)	5.00	02/01/2014	225,000	231,865
St. Paul MN Housing & RDA Gillette Childrens Specialty Healthcare (Health Revenue)	5.00	02/01/2015	200,000	209,480
St. Paul MN Housing & RDA Gillette Childrens Specialty Healthcare (Health Revenue) §	5.00	02/01/2021	500,000	515,005
St. Paul MN Housing & RDA Hmong Academy Project Series A (Miscellaneous Revenue) §	5.75	09/01/2026	650,000	654,245
St. Paul MN Housing & RDA Hmong Academy Project Series A (Miscellaneous Revenue) §	6.00	09/01/2036	500,000	502,875
St. Paul MN Housing & RDA Hope Community Academy Project Series A (Miscellaneous Revenue) §	6.25	12/01/2019	450,000	462,857
St. Paul MN Housing & RDA Parking Facilities Project Series A (Transportation Revenue) §	5.00	08/01/2035	875,000	942,996
St. Paul MN Housing & RDA Regions Hospital Project (Health Revenue) §	5.25	05/15/2018	1,700,000	1,703,502
St. Paul MN Housing & RDA Regions Hospital Project (Health Revenue) §	5.30	05/15/2028	3,000,000	3,002,370
St. Paul MN Housing & RDA St. Paul Academy & Summit (Education Revenue) §	5.00	10/01/2024	2,000,000	2,193,060
St. Paul MN Port Authority District Heating Series 14-S (IDR, Deutsche Bank AG LOC) §±	0.21	12/01/2028	4,665,000	4,665,000
St. Paul MN Port Authority District Heating Series 7-Q (IDR, Deutsche Bank AG LOC) §±	0.21	12/01/2028	500,000	500,000
Tobacco Securitization Authority Minnesota Tobacco Settlement Series B (Tobacco Revenue)	3.50	03/01/2019	525,000	554,915
Tobacco Securitization Authority Minnesota Tobacco Settlement Series B (Tobacco Revenue)	4.00	03/01/2017	500,000	550,465
Tobacco Securitization Authority Minnesota Tobacco Settlement Series B (Tobacco Revenue)	5.00	03/01/2019	500,000	574,210
Todd Morrison Cass & Wadena Counties MN United Hospital District Lakewood (GO) §	5.13	12/01/2024	1,000,000	1,054,540
University of Minnesota Series A (Education Revenue, GO of University Insured) §	5.00	04/01/2021	1,180,000	1,417,900

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Minnesota Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Minnesota (continued)
University of Minnesota Series A (Education Revenue, GO of University Insured) §	5.13%	04/01/2034	$1,000,000	$1,133,140
University of Minnesota Series C (Education Revenue) §	5.00	12/01/2020	1,275,000	1,550,706
University of Minnesota State Supported Biomed Science (Education Revenue) §	5.00	08/01/2036	1,000,000	1,142,650
University of Minnesota State Supported Stadium Debt (Education Revenue) §	5.00	08/01/2025	5,000,000	5,708,550
Virginia MN Housing & RDA Healthcare Facility (Miscellaneous Revenue) §	5.25	10/01/2025	2,085,000	2,153,513
Washington County MN Capital Improvement Plan Series A (GO) §	5.00	02/01/2021	2,495,000	2,945,822
Western Minnesota Municipal Power Agency (Utilities Revenue, NATL-RE Insured) §	9.75	01/01/2016	280,000	353,024
Western Minnesota Municipal Power Agency Series B (Utilities Revenue, NATL-RE Insured)	5.00	01/01/2015	500,000	552,650
Willmar MN Rice Memorial Hospital Project Series 2012A (GO) §	5.00	02/01/2026	1,000,000	1,173,480
Winona MN Health Care Facilities Refunding Revenue Series 2012 (Health Revenue)	3.00	07/01/2018	295,000	300,856
Winona MN Health Care Facilities Refunding Revenue Series 2012 (Health Revenue) §	5.00	07/01/2034	500,000	509,440

				167,790,265

Puerto Rico: 0.02%
Puerto Rico Electric Power Authority Series II Prerefunded Balance (Utilities Revenue, XLCA Insured) §	5.25	07/01/2022	25,000	25,257

Total Municipal Obligations (Cost $156,330,547)				167,815,522

	Yield
Short-Term Investments: 0.03%

U.S. Treasury Securities: 0.03%
U.S.Treasury Bill (z)#	0.08	09/27/2012	50,000	49,990

Total Short-Term Investments (Cost $49,988)				49,990

Total Investments in Securities
(Cost $156,380,535) *	97.80%	167,865,512
Other Assets and Liabilities, Net	2.20	3,783,388

Total Net Assets	100.00%	$171,648,900

§	These securities are subject to a demand feature which reduces the effective maturity.

±	Variable rate investment

%%	Security issued on a when-issued basis.

##	All or a portion of this security has been segregated for when-issued securities or unfunded loans.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

¤	Security issued in zero coupon form with no periodic interest payments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $156,377,080 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$11,495,819
Gross unrealized depreciation	(7,387)

Net unrealized appreciation	$11,488,432

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—June 30, 2012	Wells Fargo Advantage Minnesota Tax-Free Fund	15

Assets
Investment in unaffiliated securities, at value (see cost below)	$167,865,512
Cash	2,327,900
Receivable for investments sold	340,000
Receivable for Fund shares sold	170,213
Receivable for interest	2,186,926
Receivable for daily variation margin on open futures contracts	8,227
Prepaid expenses and other assets	4,316

Total assets	172,903,094

Liabilities
Dividends payable	181,033
Payable for investments purchased	814,422
Payable for Fund shares redeemed	123,289
Advisory fee payable	25,301
Distribution fees payable	5,963
Due to other related parties	24,841
Accrued expenses and other liabilities	79,345

Total liabilities	1,254,194

Total net assets	$171,648,900

NET ASSETS CONSIST OF
Paid-in capital	$159,265,268
Undistributed net investment income	470,777
Accumulated net realized gains on investments	435,265
Net unrealized gains on investments	11,477,590

Total net assets	$171,648,900

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$52,550,110
Shares outstanding – Class A	4,744,245
Net asset value per share – Class A	$11.08
Maximum offering price per share – Class A2	$11.60
Net assets – Class B	$317,778
Shares outstanding – Class B	28,685
Net asset value per share – Class B	$11.08
Net assets – Class C	$9,144,306
Shares outstanding – Class C	825,603
Net asset value per share – Class C	$11.08
Net assets – Administrator Class	$109,636,706
Shares outstanding – Administrator Class	9,901,144
Net asset value per share – Administrator Class	$11.07

Investments in unaffiliated securities, at cost	$156,380,535

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Minnesota Tax-Free Fund	Statement of Operations—Year Ended June 30, 2012

Investment income
Interest	$6,928,816

Expenses
Advisory fee	578,442
Administration fees
Fund level	82,635
Class A	84,671
Class B	682
Class C	13,256
Administrator Class	103,638
Shareholder servicing fees
Class A	132,298
Class B	1,066
Class C	20,713
Administrator Class	259,096
Distribution fees
Class B	3,197
Class C	62,139
Custody and accounting fees	21,780
Professional fees	45,559
Registration fees	19,088
Shareholder report expenses	9,913
Trustees’ fees and expenses	17,971
Other fees and expenses	11,385

Total expenses	1,467,529
Less: Fee waivers and/or expense reimbursements	(256,501)

Net expenses	1,211,028

Net investment income	5,717,788

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	3,273,592
Futures transactions	(193,460)

Net realized gains on investments	3,080,132

Net change in unrealized gains (losses) on:
Unaffiliated securities	5,232,133
Futures transactions	(7,387)

Net change in unrealized gains (losses) on investments	5,224,746

Net realized and unrealized gains (losses) on investments	8,304,878

Net increase in net assets resulting from operations	$14,022,666

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Minnesota Tax-Free Fund	17

	Year Ended June 30, 2012		Year Ended June 30, 2011

Operations
Net investment income		$5,717,788		$7,049,473
Net realized gains (losses) on investments		3,080,132		(73,874)
Net change in unrealized gains (losses) on investments		5,224,746		(1,061,208)

Net increase in net assets resulting from operations		14,022,666		5,914,391

Distributions to shareholders from
Net investment income
Class A		(1,771,930)		(2,100,561)
Class B		(11,193)		(21,260)
Class C		(213,926)		(228,355)
Administrator Class		(3,720,740)		(4,698,740)
Net realized gains
Class A		(749,551)		(132,602)
Class B		(5,639)		(1,533)
Class C		(115,202)		(17,760)
Administrator Class		(1,412,406)		(260,936)

Total distributions to shareholders		(8,000,587)		(7,461,747)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	600,553	6,584,938	629,880	6,751,548
Class B	0	0	1,684	18,048
Class C	201,746	2,212,125	180,460	1,947,702
Administrator Class	1,948,552	21,435,323	2,270,666	24,045,069

		30,232,386		32,762,367

Reinvestment of distributions
Class A	193,984	2,116,823	159,394	1,696,383
Class B	1,134	12,353	1,685	17,970
Class C	26,757	291,785	19,376	205,969
Administrator Class	234,153	2,551,805	208,711	2,221,264

		4,972,766		4,141,586

Payment for shares redeemed
Class A	(978,600)	(10,709,319)	(1,153,299)	(12,143,307)
Class B	(22,880)	(249,743)	(46,443)	(500,384)
Class C	(121,214)	(1,325,605)	(85,298)	(899,217)
Administrator Class	(2,249,407)	(24,542,262)	(4,824,780)	(51,257,818)

		(36,826,929)		(64,800,726)

Net decrease in net assets resulting from capital share transactions		(1,621,777)		(27,896,773)

Total increase (decrease) in net assets		4,400,302		(29,444,129)

Net assets
Beginning of period		167,248,598		196,692,727

End of period		$171,648,900		$167,248,598

Undistributed net investment income		$470,777		$458,421

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Minnesota Tax-Free Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,
Class A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.68	$10.75	$10.36	$10.56	$10.70
Net investment income	0.37	0.40	0.43 [1]	0.44 [1]	0.45 [1]
Net realized and unrealized gains (losses) on investments	0.55	(0.05)	0.40	(0.19)	(0.10)

Total from investment operations	0.92	0.35	0.83	0.25	0.35
Distributions to shareholders from
Net investment income	(0.37)	(0.40)	(0.43)	(0.44)	(0.46)
Net realized gains	(0.15)	(0.02)	(0.01)	(0.01)	(0.03)

Total distributions to shareholders	(0.52)	(0.42)	(0.44)	(0.45)	(0.49)
Net asset value, end of period	$11.08	$10.68	$10.75	$10.36	$10.56
Total return[2]	8.80%	3.39%	8.11%	2.49%	3.32%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.86%	0.89%	0.94%	1.06%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	3.35%	3.76%	3.97%	4.32%	4.26%
Supplemental data
Portfolio turnover rate	36%	25%	25%	28%	39%
Net assets, end of period (000’s omitted)	$52,550	$52,628	$56,885	$48,905	$43,617

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Minnesota Tax-Free Fund	19

(For a share outstanding throughout each period)

	Year Ended June 30,
Class B	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.68	$10.75	$10.36	$10.56	$10.69
Net investment income	0.29 [1]	0.32 [1]	0.35 [1]	0.37 [1]	0.38 [1]
Net realized and unrealized gains (losses) on investments	0.55	(0.05)	0.40	(0.19)	(0.10)

Total from investment operations	0.84	0.27	0.75	0.18	0.28
Distributions to shareholders from
Net investment income	(0.29)	(0.32)	(0.35)	(0.37)	(0.38)
Net realized gains	(0.15)	(0.02)	(0.01)	(0.01)	(0.03)

Total distributions to shareholders	(0.44)	(0.34)	(0.36)	(0.38)	(0.41)
Net asset value, end of period	$11.08	$10.68	$10.75	$10.36	$10.56
Total return[2]	7.99%	2.62%	7.30%	1.72%	2.64%
Ratios to average net assets (annualized)
Gross expenses	1.63%	1.61%	1.65%	1.69%	1.82%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	2.63%	3.00%	3.24%	3.58%	3.51%
Supplemental data
Portfolio turnover rate	36%	25%	25%	28%	39%
Net assets, end of period (000’s omitted)	$318	$539	$1,005	$2,166	$4,166

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Minnesota Tax-Free Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,
Class C	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.68	$10.75	$10.36	$10.56	$10.69
Net investment income	0.28	0.32	0.35 [1]	0.36 [1]	0.37 [1]
Net realized and unrealized gains (losses) on investments	0.55	(0.05)	0.40	(0.18)	(0.10)

Total from investment operations	0.83	0.27	0.75	0.18	0.27
Distributions to shareholders from
Net investment income	(0.28)	(0.32)	(0.35)	(0.37)	(0.37)
Net realized gains	(0.15)	(0.02)	(0.01)	(0.01)	(0.03)

Total distributions to shareholders	(0.43)	(0.34)	(0.36)	(0.38)	(0.40)
Net asset value, end of period	$11.08	$10.68	$10.75	$10.36	$10.56
Total return[2]	7.99%	2.62%	7.30%	1.73%	2.63%
Ratios to average net assets (annualized)
Gross expenses	1.64%	1.61%	1.64%	1.65%	1.79%
Net expenses	1.60%	1.60%	1.60%	1.59%	1.60%
Net investment income	2.58%	3.01%	3.19%	3.55%	3.49%
Supplemental data
Portfolio turnover rate	36%	25%	25%	28%	39%
Net assets, end of period (000’s omitted)	$9,144	$7,670	$6,489	$4,163	$2,103

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Minnesota Tax-Free Fund	21

(For a share outstanding throughout each period)

	Year Ended June 30,
Administrator Class	2012	2011	2010	2009[1]	2008[1]
Net asset value, beginning of period	$10.68	$10.75	$10.36	$10.56	$10.69
Net investment income	0.39	0.43 [2]	0.45 [2]	0.47 [2]	0.48 [2]
Net realized and unrealized gains (losses) on investments	0.54	(0.05)	0.40	(0.19)	(0.10)

Total from investment operations	0.93	0.38	0.85	0.28	0.38
Distributions to shareholders from
Net investment income	(0.39)	(0.43)	(0.45)	(0.47)	(0.48)
Net realized gains	(0.15)	(0.02)	(0.01)	(0.01)	(0.03)

Total distributions to shareholders	(0.54)	(0.45)	(0.46)	(0.48)	(0.51)
Net asset value, end of period	$11.07	$10.68	$10.75	$10.36	$10.56
Total return	8.97%	3.65%	8.37%	2.74%	3.67%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.80%	0.82%	0.86%	0.89%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	3.59%	4.00%	4.22%	4.57%	4.49%
Supplemental data
Portfolio turnover rate	36%	25%	25%	28%	39%
Net assets, end of period (000’s omitted)	$109,637	$106,412	$132,313	$122,749	$111,194

1.	On July 18, 2008, Class Z was renamed Administrator Class.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Minnesota Tax-Free Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Minnesota Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities with original maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest

Notes to Financial Statements	Wells Fargo Advantage Minnesota Tax-Free Fund	23

rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At June 30, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Investment Income	Accumulated Net Realized Gains on Investments
$12,357	$(12,357)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or

24	Wells Fargo Advantage Minnesota Tax-Free Fund	Notes to Financial Statements

other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal obligations	$0	$166,611,846	$1,203,676	$167,815,522
Short-term investments
U.S. Treasury securities	49,990	0	0	49,990
	$49,990	$166,611,846	$1,203,676	$167,865,512

As of June 30, 2012, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures contracts+	$(7,387)	$0	$0	$(7,387)

+	Futures contracts are presented at the unrealized gains or losses on the instrument.

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

Notes to Financial Statements	Wells Fargo Advantage Minnesota Tax-Free Fund	25

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2012, the advisory fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2012, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A, 1.60% for Class B, 1.60% for Class C and 0.60% for Administrator Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended June 30, 2012, Wells Fargo Funds Distributor, LLC received $9,440 from the sale of Class A shares and $74 and $25 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended June 30, 2012 were $58,810,192 and $62,784,883, respectively.

26	Wells Fargo Advantage Minnesota Tax-Free Fund	Notes to Financial Statements

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2012, the Fund entered into futures contracts to take advantage of the difference between municipal and treasury yields and to help shorten the duration of the portfolio.

At June 30, 2012, the Fund had short futures contracts outstanding as follows:

Expiration Date	Contracts	Type	Contract Value at June 30, 2012	Unrealized Gains (Losses)
September 2012	39 Short	5-Year U.S. Treasury Notes	$4,834,781	$(7,387)

The Fund had an average notional amount of $4,508,081 in short futures contracts during the year ended June 30, 2012.

On June 30, 2012, the cumulative unrealized losses on futures contracts in the amount of $7,387 is reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized gains or losses on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee was equal 0.125% of the unused balance. For the year ended June 30, 2012, the Fund paid $235 in commitment fees.

For the year ended June 30, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2012 and June 30, 2011 were as follows:

	Year Ended June 30,
	2012	2011
Ordinary Income	$0	$73,490
Tax-Exempt Income	5,717,789	7,048,916
Long-term Capital Gain	2,282,798	339,341

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Gain	Unrealized Gains
$177,481	$651,805	$246,947	$11,488,432

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

Notes to Financial Statements	Wells Fargo Advantage Minnesota Tax-Free Fund	27

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210 Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

28	Wells Fargo Advantage Minnesota Tax-Free Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Minnesota Tax-Free Fund (the “Fund”) , one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Minnesota Tax-Free Fund as of June 30, 2012, the results of its operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 24, 2012

Other Information (Unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	29

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $2,282,798 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2012.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2012.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Minnesota Tax-Free Fund	Other Information (Unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	31

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Minnesota Tax-Free Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Minnesota Tax-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and Wells Capital Management were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Wells Capital Management supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s

Other Information (Unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	33

benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was higher than or in range of the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was in range of its benchmark, the Lipper Minnesota Municipal Debt Funds Index, for the periods under review, except for the one-year and three-year periods.

The Board noted that the Fund’s more recent performance results warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe. The Board received a report that noted that the Fund’s underperformance was attributable to defensive positioning. The Board was satisfied that Funds Management was appropriately monitoring the Fund’s investment performance.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were in range of the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate for the Fund was in range of the median rate for the Fund’s Expense Group. The Board also noted that the Net Advisory Rate for the Fund was lower than the median rate for the Fund’s Expense Group, except for Class A.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did

34	Wells Fargo Advantage Minnesota Tax-Free Fund	Other Information (Unaudited)

not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Minnesota Tax-Free Fund	35

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

210652 08-12 A252/AR252 06-12

Wells Fargo Advantage Municipal Bond Fund

Annual Report

June 30, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $207 billion in assets under management, as of June 30, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Municipal Bond Fund	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Municipal Bond Fund for the 12-month period that ended June 30, 2012. Upon reviewing the report, you may notice that your Fund has included a summary portfolio schedule in lieu of a complete portfolio schedule, which we hope will help you focus on your Fund’s principal holdings and assist you in evaluating your Fund’s risk profile and investment strategy. The Fund’s full portfolio schedule is still available upon request or at wellsfargoadvantagefunds.com for those investors who wish to see it.

The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and a great amount of uncertainty regarding sovereign debt risk—both here and in Europe. In this environment, municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade2 municipal bonds throughout the country, gained 9.90% for the period.

The economy grew, but the recovery has only been modest.

The U.S. is three years into a modest economic recovery, but several factors held back growth despite the Federal Reserve’s (Fed) accommodative monetary policy. In Europe, much uncertainty remained about the outcome of the eurozone debt crisis and whether policymakers will be able to resolve it without any countries defaulting or leaving the euro. In addition, Europe has again entered a recession. In Asia, China’s economy slowed. Here at home, the federal budget deficit and a potential “fiscal cliff”, which describes the possible effect of higher taxes resulting from the expiration of several tax cuts and the implementation of federal spending reduction measures have added uncertainty. Finally, U.S. homebuilding is only in the early stages of a recovery.

In an effort to further bolster the economy, especially the labor market, the Fed has indicated its commitment to maintaining a highly accommodative monetary policy. Based on public statements and its actions, the Fed appears to believe that economic conditions warrant an extremely low federal funds target rate—a short-term bank lending rate—which may remain near 0% through late 2014. The Fed also apparently plans to continue its “Operation Twist,” which involves buying U.S. Treasury securities with maturities greater than six years and selling U.S. Treasury securities with maturities less than three years, in an effort to keep longer-term interest rates low.

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Municipal Bond Fund	3

A demand for relative safe-haven securities led to ultra-low interest rates.

Interest rates as measured by 10-year U.S. Treasury yields declined 150 basis points (100 bps equals 1.00%) over the past year to nearly 1.5% at the end of June 2012, a modern-era record low. Not only has the Fed been successful in engineering low interest rates, but investors have rushed to buy U.S. Treasury securities as a relative safe-haven asset in the midst of uncertainty surrounding the European debt crisis. Even the downgrade of the U.S. Government’s credit rating by Standard & Poor’s last August did not dampen enthusiasm for U.S. debt. Meanwhile, municipal bonds also benefited in each of the past four quarters as yields declined.

Municipal creditworthiness benefited from stronger economic growth.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations. As of the first quarter of 2012, the U.S. Census Bureau released figures showing that state and local municipalities have had 10 consecutive quarters of combined revenue growth. These revenues were driven by stronger general sales and individual income tax collections.

Difficult decisions have also been made by municipalities to restructure their balance sheets. While many states balanced their budgets by passing costs to local issuers, a number of local governments have made tough decisions to cut spending and balance their budgets despite the hard times. Looking to the future, 43 states have also taken steps over the past three years to shore up their long-term finances by enacting changes to their state retirement plans for their public employees and teachers.

While the overall credit strength of the municipal market is improving, several cities have filed for bankruptcy protection. Our credit research team has given us the capacity to closely monitor these situations and discerning the difference between municipal securities that are directly affected and those that are not. Additionally, while our municipal income funds are not immune from the effects of bankruptcy of municipal issuers, our shareholders should know that the bulk of our funds’ holdings are in revenue bonds, which have their own dedicated income sources.

Our message to our shareholders remains the same.

We believe a long-term investment strategy is the key to ensuring our shareholders reach their financial goals. Despite record-low interest rates, we see opportunity in sectors where yields remain generous relative to U.S. Treasury yields, such as A- and BBB-rated municipal bonds2. The capabilities of our credit research team and our relative-value approach to managing investments with a focus on duration3, yield curve4, sector, and issuer selection remain in place. Together with our investment expertise and your commitment to reaching your financial goals, we’ll go far.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations.

3.	Duration is a measurement of the sensitivity of a bond’s price to changes in Treasury yields. A Fund’s duration is the weighted-average of duration of the bonds in the portfolio. Duration should be interpreted as the approximate change in a bond’s (or Fund’s) price for a 100 bps change in Treasury yields.

4.	A graphical representation of fixed income security yields (usually U.S. Treasuries) at their respective maturities, starting with the shortest time to maturity and sequentially plotting in a line chart to the longest maturity.

4	Wells Fargo Advantage Municipal Bond Fund	Letter to Shareholders (Unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to Shareholders

Effective September 1, 2012, the Fund’s dollar-weighted average effective maturity, under normal circumstances, is expected to change from the current range of between 5 to 20 years to between 3 and 20 years.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

Performance Highlights (Unaudited)	Wells Fargo Advantage Municipal Bond Fund	5

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income tax.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Lyle J. Fitterer, CFA, CPA

Robert J. Miller

FUND INCEPTION

October 23, 1986

12 MONTH TOTAL RETURN AS OF JUNE 30, 2012
Class A (Excluding Sales Charges)	11.45%
Barclays Municipal Bond Index[1]	9.90%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 0.75% for Class A shares. The Fund’s gross and net expense ratios are 0.83% and 0.77%, respectively, for Class A shares, as stated in the most recent prospectus. Without these reductions, the Fund’s returns would have been lower.

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Municipal Bond Fund Class A shares for the most recent ten years with the Barclays Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6	Wells Fargo Advantage Municipal Bond Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed its benchmark, the Barclays Municipal Bond Index, for the fiscal year that ended June 30, 2012.

■	Good credit, sector, and individual security decisions more than offset the negative attribution from our conservative duration positioning.

■

BBB-rated bonds were the best-performing bonds in the benchmark, matching the return of the Barclays Municipal Bond Index. A slowly improving economy combined with investor demand for income created the backdrop for these lower-quality bonds to perform well. The Fund has maintained an overweight in these areas.

■	Supply and demand technicals were supportive as investors returned to the market place and issuance of “new money” bonds remained muted.

U.S. economy continues route of slow growth.

Economic activity accelerated modestly in late 2011 and early 2012 but appears to have slowed recently. In an apparent effort to boost growth by keeping interest rates low, the Federal Reserve (Fed) continued its accommodative monetary policy. Meanwhile, investors concerned about the European sovereign debt situation bought Treasury securities as a relative safe-haven asset. As a result, U.S. Treasury yields fell to record lows.

CREDIT QUALITY[3] (AS OF JUNE 30, 2012)

We did not anticipate lower interest rates, so the Fund’s conservative interest-rate exposure detracted from performance. However, this was partially offset by our yield-curve positioning. We believe the steepness of the yield curve represents an opportunity for investors, and we have positioned the Fund to attempt to benefit from a flatter rate structure.

3.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment-grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Performance Highlights (Unaudited)	Wells Fargo Advantage Municipal Bond Fund	7

EFFECTIVE MATURITY DISTRIBUTION[4] (AS OF JUNE 30, 2012)

We see opportunity in lower-rated investment-grade bonds.

During the period, the spread between AAA- and BBB-rated bonds tightened but remained wide compared with historical spreads. Our overweight to BBB-rated and A-rated bonds was a contributor to performance, as they returned 14.13% and 11.52%, respectively, while AAA- and AA-rated bonds returned 7.22% and 9.22%, respectively.

Despite the negative press surrounding a handful of troubled credits, we believe fundamental municipal credit quality continues to improve. Most state and local governments appear to have acted responsibly and made difficult, fiscally prudent decisions. Forty-three states have implemented some level of pension reform and efforts continue along this front. The recovery we are seeing is not following an even path, especially for local government issuers. Some municipalities will fare better than others, further underscoring the importance of fundamental credit analysis and individual security selection. Nevertheless, as the overall economy continues to improve, municipal credit quality should follow, and, consequently, credit spreads should tighten.

Over the past year, the Fund maintained its overweight to revenue bonds, but we have also added local general obligation (GO) bonds. The Fund’s local GO exposure returned about 20% during the period, while the benchmark added about 10%. More specifically, the Fund’s overweight in local issuers in states like California and Illinois had the greatest effect. Within the state GO sector, we continue to have minimal exposure to Puerto Rico, which we believe may see further ratings pressure. This hurt the Fund’s relative performance as many investors continued to buy Puerto Rico bonds because of their hefty yields and triple-tax-exempt income. We maintained an underweight in both state GO bonds and prerefunded bonds. The defined revenue stream associated with many revenue bonds provides a clear payment source for these holdings that we believe is less susceptible to the political process.

Strong demand alongside limited supply is likely to help support municipal bond prices.

Total tax-exempt supply for the period was significantly below average and has resulted in a net negative supply situation, whereby the municipal market is contracting. That is, there are not enough new bonds being issued to satisfy demand from coupon payments and bond maturities. This additional demand from consistently strong cash flows underscores the strong technical support for municipal bonds.

Higher rates and credit stability/improvement reflect our positioning going forward.

With the Fed’s apparent intention to maintain its highly accommodative monetary policy, we believe both U.S. Treasury and municipal yields could remain low over the medium term. Our bias is for interest rates to rise over the longer term as the economy gradually improves. It is important to note that the weakness in the global economy, particularly within Europe, has created a drag on interest rates and we believe any meaningful resolution to the European debt crisis could lead to increases in interest rates at a swifter pace. We also believe the yield curve will flatten, and we are positioned for that to occur.

We continue to focus on lower investment-grade debt and are of the opinion that BBB-rated bonds provide the best opportunity for superior risk-adjusted returns as credit spreads tighten due to improvement in the economy. However, good security selection will be important going forward. We believe the Fund’s current positioning could lead to relative underperformance if municipal yields decline further, but we are willing to take that risk to endeavor to provide better protection if rates move higher.

4.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

8	Wells Fargo Advantage Municipal Bond Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JUNE 30, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (WMFAX)	04/08/2005	1.44	6.43	5.28	5.69	6.20	11.45	6.26	6.18	0.83%	0.77%
Class B (WMFBX)**	04/08/2005	0.70	5.62	5.14	5.64	5.70	10.62	5.46	5.64	1.58%	1.52%
Class C (WMFCX)	04/08/2005	4.71	9.63	5.44	5.40	5.71	10.63	5.44	5.40	1.58%	1.52%
Administrator Class (WMFDX)	04/08/2005					6.17	11.62	6.44	6.36	0.77%	0.62%
Institutional Class (WMBIX)	03/31/2008					6.35	11.76	6.53	6.33	0.50%	0.50%
Investor Class (SXFIX)	10/23/1986					6.08	11.42	6.21	6.17	0.86%	0.80%
Barclays Municipal Bond Index						3.66	9.90	5.95	5.28

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield securities risk, and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

5.	Historical performance shown for Class B and Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class B and Class C shares. Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of the Investor Class no such adjustment is reflected). If these expenses had not been included, returns would be higher. Historical performance shown for the Administrator Class and Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.75% for Class A, 1.50% for Class B, 1.50% for Class C, 0.60% for Administrator Class, 0.50% for Institutional Class, and 0.78% for Investor Class shares. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Municipal Bond Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01-01-2012	Ending Account Value 06-30-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,062.04	$3.85	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.77	0.75%
Class B
Actual	$1,000.00	$1,057.02	$7.67	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.52	1.50%
Class C
Actual	$1,000.00	$1,057.08	$7.67	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.52	1.50%
Administrator Class
Actual	$1,000.00	$1,061.75	$3.08	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02	0.60%
Institutional Class
Actual	$1,000.00	$1,063.48	$2.41	0.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.53	$2.36	0.47%
Investor Class
Actual	$1,000.00	$1,060.85	$4.00	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.98	$3.92	0.78%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage Municipal Bond Fund	Summary Portfolio of Investments—June 30, 2012

The Summary Portfolio of Investments shows the Fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the Fund’s total net assets as of the report date. The remaining securities held by the Fund are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/municipalbond.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

Security Name	Interest Rate	Maturity Date	Principal	Value	Percent of Net Assets

Municipal Obligations: 102.15%

Alabama: 0.27%
Other securities				$7,784,879	0.27%

Alaska: 1.54%
Alaska State Housing Finance Corporation Series B (Housing Revenue, Landesbank Baden-Wuerttemberg SPA) §±	0.38%	12/01/2041	$16,000,000	16,000,000	0.56
Alaska State Housing Finance Corporation Series D (Housing Revenue, Landesbank Baden-Wuerttemberg SPA Insured) §±	0.41	12/01/2041	25,000,000	25,000,000	0.87
Other securities				3,002,040	0.11

				44,002,040	1.54

Arizona: 3.49%
Arizona Health Facilities Authority Banner Health Series B (Health Revenue) §±	1.12	01/01/2037	69,495,000	50,199,018	1.75
Fort McDowell AZ Yavapai Nation Gaming (Miscellaneous Revenue) §	7.75	05/01/2024	13,000,000	13,303,680	0.46
Other securities				36,263,050	1.28

				99,765,748	3.49

California: 16.94%
California State DWR Center Valley Project (Water & Sewer Revenue) (o)	5.00	12/01/2019-12/01/2022	18,500,000	22,616,140	0.79
California State DWR Center Valley Project Series AM (Water & Sewer Revenue) §%%	5.00	12/01/2023	16,905,000	20,571,187	0.72
M-S-R Energy Authority California Series B (Utilities Revenue) §	6.13	11/01/2029	30,000,000	35,072,400	1.23
M-S-R Energy Authority California (Utilities Revenue) (o)	6.50-7.00	11/01/2034-11/01/2039	12,455,000	15,623,413	0.55
Northern California Gas Authority #1 (Utilities Revenue) §±	1.03	07/01/2027	40,960,000	29,656,269	1.04
Northern California Gas Authority #1 (Utilities Revenue) §±	0.94	07/01/2019	13,265,000	11,011,807	0.38
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) §±	0.91	07/01/2017	13,560,000	12,442,114	0.44
Palomar CA Pomerado Health PFOTER Series 4683 (GO, NATL-RE Insured, Bank of America NA LIQ) §±144A	0.54	08/01/2037	31,250,000	31,250,000	1.09
Sacramento County CA Sanitation Districts Financing Authority Class A (Water & Sewer Revenue, Societe Generale LOC & LIQ, FGIC Insured) §±##	0.35	12/01/2035	26,600,000	26,600,000	0.93

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Municipal Bond Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value	Percent of Net Assets

California (continued)
Sacramento County CA Sanitation Districts Financing Authority Regulation Series B (Water & Sewer Revenue, NATL-RE, FGIC Insured) §±	0.84%	12/01/2035	$24,000,000	$16,714,320	0.58%
Other securities				262,963,019	9.19

				484,520,669	16.94

Colorado: 2.18%
Other securities				62,320,202	2.18

Connecticut: 0.78%
Other securities				22,260,278	0.78

District of Columbia: 0.51%
Other securities				14,510,085	0.51

Florida: 4.69%
Other securities				134,212,664	4.69

Georgia: 1.72%
Other securities				49,240,356	1.72

Guam: 0.52%
Guam Government Hotel Occupancy Series A (Tax Revenue) §	6.50	11/01/2040	11,300,000	12,914,657	0.45
Other securities				1,945,478	0.07

				14,860,135	0.52

Hawaii: 0.00%
Other securities				5,034	0.00

Idaho: 0.64%
Other securities				18,435,434	0.64

Illinois: 10.56%
Chicago IL Board of Education (GO, NATL-RE, FGIC Insured) (o)	0.00-5.00	12/01/2020-12/01/2028	28,290,000	16,266,462	0.57
Chicago IL Board of Education CAB School Reform Series B-1 (GO, NATL-RE, FGIC Insured) ¤	0.00	12/01/2021	18,160,000	13,203,046	0.46
DuPage County IL Community Unit School District #46 School Building (GO, AMBAC Insured) ¤	0.00	01/01/2023	23,450,000	15,970,623	0.56
Illinois Series B (GO, DEPFA Bank plc SPA) §±	2.00	10/01/2033	21,000,000	21,000,000	0.73
Illinois State (GO)	5.00	08/01/2018	15,000,000	16,914,900	0.59
Illinois (Various Revenue, AMBAC Insured) (o)	5.00-6.00	08/01/2019-01/01/2030	45,385,000	49,509,289	1.73
Metropolitan Pier & Exposition Authority Illinois CAB McCormick (Tax Revenue, NATL-RE Insured) (o)	0.00	12/15/2021-06/15/2029	64,170,000	34,694,182	1.21

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Municipal Bond Fund	Summary Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value	Percent of Net Assets

Illinois (continued)
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Series PJ (Tax Revenue, NATL-RE Insured) ¤	0.00%	06/15/2028	$29,980,000	$14,304,957	0.50%
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue) §	5.75	04/01/2038	14,000,000	15,700,720	0.55
Other securities				104,491,093	3.65

				302,055,272	10.56

Indiana: 0.83%
Other securities				23,678,563	0.83

Kansas: 0.28%
Other securities				8,035,432	0.28

Kentucky: 2.29%
Kentucky Asset / Liability Commission General Fund Series A (Miscellaneous Revenue, NATL-RE, FGIC Insured) §±	0.84	11/01/2027	21,110,000	18,223,208	0.64
Kentucky Asset / Liability Commission General Fund Series B (Miscellaneous Revenue, NATL-RE, FGIC Insured) §±	0.86	11/01/2025	31,825,000	25,997,843	0.91
Other securities				21,176,208	0.74

				65,397,259	2.29

Louisiana: 0.56%
Other securities				15,872,060	0.56

Maine: 0.40%
Other securities				11,556,146	0.40

Maryland: 0.67%
Maryland CDA Department of Housing & Community Development (Housing Revenue, KBC Bank NV SPA) §±	0.55	09/01/2043	14,525,000	14,525,000	0.51
Other securities				4,658,413	0.16

				19,183,413	0.67

Massachusetts: 2.70%
Massachusetts HEFA Partners Healthcare Series G-6 (Health Revenue) §±	1.06	07/01/2038	25,000,000	24,693,000	0.86
Other securities				52,608,300	1.84

				77,301,300	2.70

Michigan: 7.04%
Detroit MI Sewage Disposal Refunding Revenue (Water & Sewer Revenue, NATL-RE Insured) (o)	5.00-6.50	07/01/2016-07/01/2024	7,810,000	8,385,997	0.29
Detroit MI Sewer Disposal System Refunding Revenue Senior Lien Series B (Water & Sewer Revenue, AGM Insured) §	7.50	07/01/2033	16,985,000	20,574,270	0.72

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Municipal Bond Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value	Percent of Net Assets

Michigan (continued)
Michigan PFOTER Series 4711 (Tax Revenue, AGM, Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) §±144A	0.85%	05/01/2029	$59,975,000	$59,975,000	2.10%
Other securities				112,486,315	3.93

				201,421,582	7.04

Minnesota: 0.13%
Other securities				3,732,276	0.13

Mississippi: 0.01%
Other securities				406,566	0.01

Missouri: 0.70%
Other securities				19,891,344	0.70

Nevada: 0.38%
Other securities				10,733,275	0.38

New Hampshire: 0.93%
New Hampshire Business Finance Authority Series A (IDR, NATL-RE Insured) §(n)(m)(a)±	0.23	05/01/2021	30,475,000	25,495,517	0.89
Other securities				1,066,997	0.04

				26,562,514	0.93

New Jersey: 4.30%
New Jersey HEFAR Student Loan Series A-2 (Education Revenue) ±	1.42	06/01/2036	17,000,000	16,403,980	0.57
New Jersey PFOTER Series 4712 (Transportation Revenue) §±144A	0.85	12/15/2022	28,290,000	28,290,000	0.99
New Jersey PFOTER Series 4716 (Tax Revenue, NATL-RE, FGIC Insured, Dexia Credit Local LIQ) §±144A	0.75	09/01/2027	31,245,000	31,245,000	1.09
New Jersey State Transportation System Series A (Transportation Revenue, NATL-RE, FGIC Insured)	5.75	06/15/2025	10,000,000	12,696,500	0.44
New Jersey State TTFA (Transportation Revenue) §	6.00	12/15/2038	10,425,000	12,050,675	0.42
Other securities				22,320,145	0.79

				123,006,300	4.30

New Mexico: 0.06%
Other securities				1,841,117	0.06

New York: 6.77%
New York City NY Municipal Water Finance Authority Series AA-2 (Water & Sewer Revenue, Dexia Credit Local SPA) §±	0.45	06/15/2032	26,420,000	26,420,000	0.92
New York City NY Transitional Finance Authority Subseries A-3 (Tax Revenue, Dexia Credit Local SPA) §±	0.34	08/01/2023	19,800,000	19,800,000	0.69
New York NY Municipal Finance Authority 2nd General Resolution Series DD (Water & Sewer Revenue) §	6.00	06/15/2040	11,625,000	14,255,040	0.50
New York NY Municipal Finance Authority Series 2009-A (Water & Sewer Revenue) §	5.75	06/15/2040	5,000,000	6,036,200	0.21

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Municipal Bond Fund	Summary Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value	Percent of Net Assets

New York (continued)
New York Urban Development Corporation (Housing Revenue) §	5.88%	02/01/2013	$12,000,000	$12,060,480	0.42%
Westchester County NY IDAG Kendal on Hudson Project (Health Revenue) §±	1.46	01/01/2034	12,930,000	12,930,000	0.45
Other securities				102,078,984	3.58

				193,580,704	6.77

North Carolina: 0.29%
Other securities				8,412,298	0.29

Ohio: 1.01%
Other securities				28,943,731	1.01

Oklahoma: 0.48%
Other securities				13,649,345	0.48

Oregon: 0.14%
Other securities				3,973,223	0.14

Pennsylvania: 6.15%
Allegheny County PA GO Series C-59B (Tax Revenue, AGM Insured) §±	0.86	11/01/2026	14,675,000	12,298,824	0.43
Berks County PA Municipal Authority Phoebe-Devitt Homes Project Series A (Health Revenue) §±	1.48	05/01/2037	15,000,000	15,000,000	0.52
Berks County PA Municipal Authority Reading Hospital Medical Center Project Series B (Health Revenue) §±	1.68	11/01/2039	20,000,000	19,980,800	0.70
Delaware Valley PA Regional Financial Authority Local Government Public Improvements Project (Miscellaneous Revenue)	5.75	07/01/2032	12,500,000	14,803,500	0.52
Delaware Valley PA Regional Financial Authority Local Government Series A (Miscellaneous Revenue, AMBAC Insured)	5.50	08/01/2028	16,075,000	18,727,054	0.65
Delaware Valley PA Regional Financial Authority (Various Revenue, AMBAC Insured) (o)	0.96-7.75	06/01/2027-07/01/2027	7,580,000	7,347,071	0.26
Delaware Valley PA Regional Financial Authority Series 1985-B (Miscellaneous Revenue, Bayerische Landesbank LOC) §±	0.65	12/01/2020	21,600,000	21,600,000	0.75
Other securities				66,282,908	2.32

				176,040,157	6.15

Puerto Rico: 4.88%
Puerto Rico PFOTER Series 4147 (Utilities Revenue, FSA, FGIC Insured) §±	1.00	07/01/2033	57,000,000	57,000,000	1.99
Puerto Rico Sales Tax Financing Corporation First Subseries A (Tax Revenue) §	6.38	08/01/2039	1,845,000	2,141,473	0.07

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Municipal Bond Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value	Percent of Net Assets

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corporation MSTR Series SGC-4 Class A (Tax Revenue, Societe Generale LIQ) §±	0.29%	08/01/2057	$56,360,000	$56,360,000	1.97%
Other securities				24,167,340	0.85

				139,668,813	4.88

Rhode Island: 0.22%
Other securities				6,308,657	0.22

South Carolina: 1.81%
Charleston SC Educational Excellence Finance Corporation Charleston County School District Project (Lease Revenue) (h)	5.25	12/01/2025	15,000,000	16,667,700	0.58
Other securities				35,122,046	1.23

				51,789,746	1.81

South Dakota: 0.44%
Other securities				12,653,227	0.44

Tennessee: 3.94%
Municipal Energy Acquisition Corporation Tennessee Gas Revenue PUTTER Series 1578 (Utilities Revenue) §±	0.42	12/01/2016	45,000,000	45,000,000	1.57
Municipal Energy Acquisition Corporation Tennessee Gas Revenue PUTTER Series 1579 (Utilities Revenue, JPMorgan Chase & Company LOC) §±	0.42	12/01/2016	15,000,000	15,000,000	0.53
Tennessee Energy Acquisition Corporation (Utilities Revenue) (o)	5.00-5.25	09/01/2015-02/01/2025	33,935,000	36,456,253	1.27
Other securities				16,211,573	0.57

				112,667,826	3.94

Texas: 6.25%
Dallas TX Independent School District School Building (GO, Priority School Funding Guaranteed Insured) §	6.38	02/15/2034	10,000,000	12,450,000	0.43
Harris County TX Health Facilities Development Corporation Hospital Memorial Hermann Health Care Systems Series B (Health Revenue) §	7.25	12/01/2035	11,000,000	13,185,810	0.46
Texas Municipal Gas Acquisition (Utilities Revenue) (o)	0.73-5.25	12/15/2016-09/15/2027	27,570,000	24,427,289	0.85
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) §±	0.65	09/15/2017	22,895,000	22,299,501	0.78
Texas Municipal Gas Acquisition & Supply Corporation Series D (Utilities Revenue) §	6.25	12/15/2026	19,400,000	22,778,510	0.80
Other securities				83,710,164	2.93

				178,851,274	6.25

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Municipal Bond Fund	Summary Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value	Percent of Net Assets

Utah: 0.78%
Other securities				$22,411,108	0.78%

Virgin Islands: 1.18%
Virgin Islands PFA (Various Revenue) (o)	5.00-6.75%	10/01/2018-10/01/2037	$30,695,000	33,789,454	1.18

Virginia: 1.05%
Other securities				30,047,095	1.05

Washington: 0.19%
Other securities				5,528,996	0.19

West Virginia: 0.01%
Other securities				218,229	0.01

Wisconsin: 1.36%
Other securities				38,957,810	1.36

Wyoming: 0.08%
Other securities				2,324,319	0.08

Total Municipal Obligations (Cost $2,783,118,261)				2,922,407,955	102.15

	Yield		Shares
Short-Term Investments: 0.63%

Investment Companies: 0.62%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01		17,755,135	17,755,135	0.62

	Interest Rate		Principal
U.S. Treasury Securities: 0.01%
U.S. Treasury Bill #(z)	0.08	09/27/2012	$300,000	299,939	0.01

Total Short-Term Investments (Cost $18,055,066)				18,055,074	0.63

Total Investments in Securities
(Cost $2,801,173,327) *				2,940,463,029	102.78%
Other Assets and Liabilities, Net				(79,644,662)	(2.78)

Total Net Assets				$2,860,818,367	100.00%

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Municipal Bond Fund	17

§	These securities are subject to a demand feature which reduces the effective maturity.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

±	Variable rate investment

(o)	All or some of these obligations have credit enhancements or liquidity features that may, under certain circumstances, provide for repayment of principal and interest.

(l)	Investment in an affiliate

¤	Security issued in zero coupon form with no periodic interest payments.

(h)	Underlying security in an inverse floater structure

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

%%	Security issued on a when-issued basis

##	All or a portion of this security has been segregated for when-issued securities.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(u)	Rate shown is the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $2,801,859,271 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$166,560,849
Gross unrealized depreciation	(27,957,091)

Net unrealized appreciation	$138,603,758

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Municipal Bond Fund	Statement of Assets and Liabilities—June 30, 2012

Assets
Investments
In unaffiliated securities, at value (see cost below)	$2,922,707,894
In affiliated securities, at value (see cost below)	17,755,135

Total investments, at value (see cost below)	2,940,463,029
Receivable for investments sold	11,062,661
Receivable for Fund shares sold	6,861,435
Receivable for interest	22,230,269
Receivable for daily variation margin on open futures contracts	82,031
Prepaid expenses and other assets	296,703

Total assets	2,980,996,128

Liabilities
Dividends payable	1,464,808
Payable for investments purchased	100,993,897
Payable for floating-rate notes issued	12,525,000
Payable for Fund shares redeemed	2,925,578
Interest and fee expense payable	142,887
Due to custodian bank	322
Advisory fee payable	616,413
Distribution fees payable	115,913
Due to other related parties	478,083
Accrued expenses and other liabilities	914,860

Total liabilities	120,177,761

Total net assets	$2,860,818,367

NET ASSETS CONSIST OF
Paid-in capital	$2,751,532,225
Overdistributed net investment income	(288,164)
Accumulated net realized losses on investments	(29,928,391)
Net unrealized gains on investments	139,502,697

Total net assets	$2,860,818,367

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$1,759,127,742
Shares outstanding – Class A	171,866,594
Net asset value per share – Class A	$10.24
Maximum offering price per share – Class A2	$10.72
Net assets – Class B	$14,722,801
Shares outstanding – Class B	1,437,852
Net asset value per share – Class B	$10.24
Net assets – Class C	$168,883,378
Shares outstanding – Class C	16,503,179
Net asset value per share – Class C	$10.23
Net assets – Administrator Class	$227,942,210
Shares outstanding – Administrator Class	22,256,187
Net asset value per share – Administrator Class	$10.24
Net assets – Institutional Class	$151,285,214
Shares outstanding – Institutional Class	14,780,064
Net asset value per share – Institutional Class	$10.24
Net assets – Investor Class	$538,857,022
Shares outstanding – Investor Class	52,654,960
Net asset value per share – Investor Class	$10.23

Investments in unaffiliated securities, at cost	$2,783,418,192

Investments in affiliated securities, at cost	$17,755,135

Total investments, at cost	$2,801,173,327

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended June 30, 2012	Wells Fargo Advantage Municipal Bond Fund	19

Investment income
Interest	$115,143,288
Income from affiliated securities	5,724

Total investment income	115,149,012

Expenses
Advisory fee	8,099,657
Administration fees
Fund level	1,287,272
Class A	2,585,607
Class B	28,906
Class C	235,806
Administrator Class	129,808
Institutional Class	192,108
Investor Class	803,990
Shareholder servicing fees
Class A	4,040,011
Class B	44,961
Class C	368,446
Administrator Class	315,717
Investor Class	1,053,285
Distribution fees
Class B	135,496
Class C	1,105,338
Custody and accounting fees	112,338
Professional fees	131,949
Registration fees	247,557
Shareholder report expenses	189,296
Trustees’ fees and expenses	14,076
Interest and fee expense	112,688
Other fees and expenses	35,481

Total expenses	21,269,793
Less: Fee waivers and/or expense reimbursements	(1,346,396)

Net expenses	19,923,397

Net investment income	95,225,615

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	67,969,415
Futures transactions	(11,737,764)

Net realized gains on investments	56,231,651

Net change in unrealized gains (losses) on:
Unaffiliated securities	125,238,331
Futures transactions	(1,417,037)

Net change in unrealized gains (losses) on investments	123,821,294

Net realized and unrealized gains (losses) on investments	180,052,945

Net increase in net assets resulting from operations	$275,278,560

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Municipal Bond Fund	Statements of Changes in Net Assets

	Year Ended June 30, 2012		Year Ended June 30, 2011

Operations
Net investment income		$95,225,615		$101,384,959
Net realized gains on investments		56,231,651		18,845,954
Net change in unrealized gains (losses) on investments		123,821,294		(15,582,609)

Net increase in net assets resulting from operations		275,278,560		104,648,304

Distributions to shareholders from
Net investment income
Class A		(60,107,820)		(59,060,027)
Class B		(550,119)		(1,162,353)
Class C		(4,353,632)		(4,173,587)
Administrator Class		(4,859,954)		(3,916,012)
Institutional Class		(9,971,334)		(19,430,866)
Investor Class		(15,383,772)		(13,598,496)
Net realized gains
Class A		(401,460)		(1,575,542)
Class B		(4,634)		(39,434)
Class C		(37,511)		(138,575)
Administrator Class		(27,662)		(65,150)
Institutional Class		(56,312)		(535,124)
Investor Class		(98,950)		(344,183)

Total distributions to shareholders		(95,853,160)		(104,039,349)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	40,605,836	402,578,350	51,835,801	490,169,016
Class B	53,336	527,898	51,817	496,010
Class C	4,932,585	48,809,888	3,660,076	34,803,259
Administrator Class	18,555,719	185,689,903	6,142,044	57,801,479
Institutional Class	6,354,428	63,265,879	24,713,320	237,143,444
Investor Class	32,407,302	322,890,282	14,408,715	135,840,580

		1,023,762,200		956,253,788

Reinvestment of distributions
Class A	4,690,436	46,442,333	4,609,967	43,539,414
Class B	36,630	361,981	77,580	734,774
Class C	292,213	2,898,677	255,976	2,418,353
Administrator Class	395,357	3,945,701	222,047	2,097,291
Institutional Class	247,414	2,451,135	271,664	2,566,694
Investor Class	1,342,559	13,319,699	1,232,498	11,652,764

		69,419,526		63,009,290

Payment for shares redeemed
Class A	(31,066,697)	(306,244,528)	(37,155,536)	(349,795,422)
Class B	(1,172,070)	(11,493,730)	(2,302,819)	(21,692,645)
Class C	(1,972,621)	(19,475,340)	(3,386,290)	(31,813,638)
Administrator Class	(4,957,958)	(49,208,020)	(18,781,216)	(181,345,798)
Institutional Class	(36,651,922)	(358,603,389)	(20,355,452)	(191,385,954)
Investor Class	(16,229,021)	(161,769,838)	(15,308,057)	(144,380,304)

		(906,794,845)		(920,413,761)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Municipal Bond Fund	21

	Year Ended June 30, 2012		Year Ended June 30, 2011

	Shares		Shares

Capital share transactions (continued)
Net asset value of shares issued in acquisition
Class A	0	$0	98,040,074	$935,406,444
Class B	0	0	4,332,007	41,345,567
Class C	0	0	9,158,549	87,366,580
Administrator Class	0	0	1,039,978	9,919,279
Institutional Class	0	0	39,905,138	380,736,995

		0		1,454,774,865

Net increase in net assets resulting from capital share transactions		186,386,881		1,553,624,182

Total increase in net assets		365,812,281		1,554,233,137

Net assets
Beginning of period		2,495,006,086		940,772,949

End of period		$2,860,818,367		$2,495,006,086

Overdistributed net investment income		$(288,164)		$(417,174)

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Municipal Bond Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,
Class A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$ 9.54	$9.51	$8.74	$9.21	$9.50
Net investment income	0.37	0.40	0.41	0.45	0.42
Net realized and unrealized gains (losses) on investments	0.70	0.03	0.84	(0.47)	(0.29)

Total from investment operations	1.07	0.43	1.25	(0.02)	0.13
Distributions to shareholders from
Net investment income	(0.37)	(0.39)	(0.41)	(0.45)	(0.42)
Net realized gains	(0.00)[1]	(0.01)	(0.07)	0.00	0.00

Total distributions to shareholders	(0.37)	(0.40)	(0.48)	(0.45)	(0.42)
Net asset value, end of period	$10.24	$9.54	$9.51	$8.74	$9.21
Total return[2]	11.45%	4.70%	14.28%	(0.04)%	1.38%
Ratios to average net assets (annualized)
Gross expenses	0.81%[3]	0.83%[3]	0.86%[3]	0.89%[3]	1.04%[3]
Net expenses	0.75%[3]	0.77%[3]	0.75%[3]	0.75%[3]	0.82%[3]
Net investment income	3.72%	4.18%	4.37%	5.19%	4.44%
Supplemental data
Portfolio turnover rate	63%	69%	84%	152%	144%
Net assets, end of period (000’s omitted)	$1,759,128	$1,503,256	$383,203	$220,711	$115,830

1.	Amount is less than 0.005 of the value indicated.

2.	Total return calculations do not include any sales charges.

3.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2012	0.00%[1]
Year ended June 30, 2011	0.02%
Year ended June 30, 2010	0.03%
Year ended June 30, 2009	0.06%
Year ended June 30, 2008	0.07%

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Municipal Bond Fund	23

(For a share outstanding throughout each period)

	Year Ended June 30,
Class B	2012	2011	2010	2009	2008
Net asset value, beginning of period	$ 9.54	$9.51	$8.72	$9.21	$9.50
Net investment income	0.29	0.33	0.35	0.38	0.35
Net realized and unrealized gains (losses) on investments	0.71	0.03	0.85	(0.49)	(0.29)

Total from investment operations	1.00	0.36	1.20	(0.11)	0.06
Distributions to shareholders from
Net investment income	(0.30)	(0.32)	(0.34)	(0.38)	(0.35)
Net realized gains	(0.00)[1]	(0.01)	(0.07)	0.00	0.00

Total distributions to shareholders	(0.30)	(0.33)	(0.41)	(0.38)	(0.35)
Net asset value, end of period	$10.24	$9.54	$9.51	$8.72	$9.21
Total return[2]	10.62%	3.92%	13.43%	(1.01)%	0.62%
Ratios to average net assets (annualized)
Gross expenses	1.56%[3]	1.57%[3]	1.61%[3]	1.64%[3]	1.79%[3]
Net expenses	1.50%[3]	1.52%[3]	1.50%[3]	1.50%[3]	1.57%[3]
Net investment income	3.05%	3.39%	3.71%	4.40%	3.67%
Supplemental data
Portfolio turnover rate	63%	69%	84%	152%	144%
Net assets, end of period (000’s omitted)	$14,723	$24,040	$3,437	$6,436	$6,070

1.	Amount is less than 0.005 of the value indicated.

2.	Total return calculations do not include any sales charges.

3.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2012	0.00%[1]
Year ended June 30, 2011	0.02%
Year ended June 30, 2010	0.03%
Year ended June 30, 2009	0.06%
Year ended June 30, 2008	0.07%

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Municipal Bond Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,
Class C	2012	2011	2010	2009	2008
Net asset value, beginning of period	$ 9.53	$9.51	$8.74	$9.21	$9.50
Net investment income	0.30	0.32	0.33	0.38	0.35
Net realized and unrealized gains (losses) on investments	0.70	0.03	0.85	(0.47)	(0.29)

Total from investment operations	1.00	0.35	1.18	(0.09)	0.06
Distributions to shareholders from
Net investment income	(0.30)	(0.32)	(0.34)	(0.38)	(0.35)
Net realized gains	(0.00)[1]	(0.01)	(0.07)	0.00	0.00

Total distributions to shareholders	(0.30)	(0.33)	(0.41)	(0.38)	(0.35)
Net asset value, end of period	$10.23	$9.53	$9.51	$8.74	$9.21
Total return[2]	10.63%	3.81%	13.43%	(0.79)%	0.62%
Ratios to average net assets (annualized)
Gross expenses	1.56%[3]	1.58%[3]	1.61%[3]	1.63%[3]	1.77%[3]
Net expenses	1.50%[3]	1.52%[3]	1.50%[3]	1.50%[3]	1.57%[3]
Net investment income	2.95%	3.42%	3.59%	4.44%	3.67%
Supplemental data
Portfolio turnover rate	63%	69%	84%	152%	144%
Net assets, end of period (000’s omitted)	$168,883	$126,338	$33,864	$12,509	$2,384

1.	Amount is less than 0.005 of the value indicated.

2.	Total return calculations do not include any sales charges.

3.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2012	0.00%[1]
Year ended June 30, 2011	0.02%
Year ended June 30, 2010	0.03%
Year ended June 30, 2009	0.06%
Year ended June 30, 2008	0.07%

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Municipal Bond Fund	25

(For a share outstanding throughout each period)

	Year Ended June 30,
Administrator Class	2012	2011	2010	2009	2008
Net asset value, beginning of period	$ 9.54	$9.50	$8.73	$9.21	$9.50
Net investment income	0.39	0.40	0.42	0.46	0.44
Net realized and unrealized gains (losses) on investments	0.69	0.06	0.85	(0.48)	(0.29)

Total from investment operations	1.08	0.46	1.27	(0.02)	0.15
Distributions to shareholders from
Net investment income	(0.38)	(0.41)	(0.43)	(0.46)	(0.44)
Net realized gains	(0.00)[1]	(0.01)	(0.07)	0.00	0.00

Total distributions to shareholders	(0.38)	(0.42)	(0.50)	(0.46)	(0.44)
Net asset value, end of period	$10.24	$9.54	$9.50	$8.73	$9.21
Total return	11.62%	4.96%	14.33%	0.00%	1.65%
Ratios to average net assets (annualized)
Gross expenses	0.74%[2]	0.75%[2]	0.78%[2]	0.81%[2]	0.87%[2]
Net expenses	0.60%[2]	0.62%[2]	0.60%[2]	0.60%[2]	0.56%[2]
Net investment income	3.74%	4.26%	4.55%	5.34%	4.71%
Supplemental data
Portfolio turnover rate	63%	69%	84%	152%	144%
Net assets, end of period (000’s omitted)	$227,942	$78,861	$186,661	$157,287	$26,793

1.	Amount is less than 0.005 of the value indicated.

2.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2012	0.00%[1]
Year ended June 30, 2011	0.02%
Year ended June 30, 2010	0.03%
Year ended June 30, 2009	0.06%
Year ended June 30, 2008	0.07%

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Municipal Bond Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,
Institutional Class	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$ 9.54	$9.51	$8.73	$9.21	$9.19
Net investment income	0.40	0.42	0.41	0.47	0.11
Net realized and unrealized gains (losses) on investments	0.70	0.04	0.88	(0.48)	0.02

Total from investment operations	1.10	0.46	1.29	(0.01)	0.13
Distributions to shareholders from
Net investment income	(0.40)	(0.42)	(0.44)	(0.47)	(0.11)
Net realized gains	(0.00)[2]	(0.01)	(0.07)	0.00	0.00

Total distributions to shareholders	(0.40)	(0.43)	(0.51)	(0.47)	(0.11)
Net asset value, end of period	$10.24	$9.54	$9.51	$8.73	$9.21
Total return[3]	11.76%	4.99%	14.73%	0.17%	1.45%
Ratios to average net assets (annualized)
Gross expenses	0.47%[4]	0.50%[4]	0.50%[4]	0.51%[4]	0.56%[4]
Net expenses	0.47%[4]	0.49%[4]	0.50%[4]	0.42%[4]	0.44%[4]
Net investment income	4.15%	4.46%	4.42%	5.50%	5.02%
Supplemental data
Portfolio turnover rate	63%	69%	84%	152%	144%
Net assets, end of period (000’s omitted)	$151,285	$427,525	$2,809	$10	$10

1.	For the period from March 31, 2008 (commencement of class operations) to June 30, 2008

2.	Amount is less than 0.005 of the value indicated.

3.	Returns for periods of less than one year are not annualized.

4.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2012	0.00%[2]
Year ended June 30, 2011	0.02%
Year ended June 30, 2010	0.03%
Year ended June 30, 2009	0.06%
Year ended June 30, 2008	0.07%

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Municipal Bond Fund	27

(For a share outstanding throughout each period)

	Year Ended June 30,
Investor Class	2012	2011	2010	2009	2008
Net asset value, beginning of period	$ 9.53	$9.51	$8.74	$9.21	$9.50
Net investment income	0.37	0.39	0.41	0.44	0.42
Net realized and unrealized gains (losses) on investments	0.70	0.03	0.84	(0.47)	(0.29)

Total from investment operations	1.07	0.42	1.25	(0.03)	0.13
Distributions to shareholders from
Net investment income	(0.37)	(0.39)	(0.41)	(0.44)	(0.42)
Net realized gains	(0.00)[1]	(0.01)	(0.07)	0.00	0.00

Total distributions to shareholders	(0.37)	(0.40)	(0.48)	(0.44)	(0.42)
Net asset value, end of period	$10.23	$9.53	$9.51	$8.74	$9.21
Total return	11.42%	4.56%	14.23%	(0.09)%	1.41%
Ratios to average net assets (annualized)
Gross expenses	0.84%[2]	0.86%[2]	0.91%[2]	0.94%[2]	1.16%[2]
Net expenses	0.78%[2]	0.80%[2]	0.80%[2]	0.80%[2]	0.80%[2]
Net investment income	3.64%	4.13%	4.35%	5.12%	4.46%
Supplemental data
Portfolio turnover rate	63%	69%	84%	152%	144%
Net assets, end of period (000’s omitted)	$538,857	$334,987	$330,799	$249,015	$248,426

1.	Amount is less than 0.005 of the value indicated.

2.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2012	0.00%[1]
Year ended June 30, 2011	0.02%
Year ended June 30, 2010	0.03%
Year ended June 30, 2009	0.06%
Year ended June 30, 2008	0.07%

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Municipal Bond Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities with original maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Notes to Financial Statements	Wells Fargo Advantage Municipal Bond Fund	29

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Inverse floating-rate obligations

The Fund may participate in inverse floating-rate obligation (“Inverse Floater”) structures whereby a fixed-rate bond (“Fixed-Rate Bond”) purchased by the Fund is transferred to a tender option bond trust (“TOB Trust”). The TOB Trust issues floating-rate notes (“Floating-Rate Notes”) to third-parties, which are collateralized by the Fixed-Rate Bond, and the Fund buys a residual interest in the TOB Trust’s assets and cash flows. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par, and (2) to have the Fixed-Rate Bond held by the TOB Trust transferred back to the Fund, thereby collapsing the TOB Trust. The Fund accounts for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in its Portfolio of Investments, and by recording the Floating-Rate Notes as a liability in the Statement of Assets and Liabilities. The Fund also records the interest paid on Floating-Rate Notes as interest expense. The Floating-Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes for redemption at par at each reset date. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryforwards. At June 30, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in Capital	Overdistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$(16,827,382)	$130,026	$16,697,356

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss

30	Wells Fargo Advantage Municipal Bond Fund	Notes to Financial Statements

carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

At June 30, 2012, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Pre-enactment Capital Loss Expiration
2015	2016	2017	2018	2019
$4,348,631	$19,349,953	$5,924,646	$5,924,646	$130,027

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements	Wells Fargo Advantage Municipal Bond Fund	31

As of June 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal obligations	$0	$2,876,545,376	$45,862,579	$2,922,407,955
Short-term investments
Investment companies	17,755,135	0	0	17,755,135
U.S. Treasury securities	299,939	0	0	299,939
	$18,055,074	$2,876,545,376	$45,862,579	$2,940,463,029

Further details on the major security types listed above can be found in the Portfolio of Investments.

As of June 30, 2012, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures contracts+	$212,995	$0	$0	$212,995
+	Futures contracts are presented at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Municipal obligations
Balance as of June 30, 2011	$23,633,772
Accrued discounts (premiums)	614,536
Realized gains (losses)	890,754
Change in unrealized gains (losses)	(35,546)
Purchases	43,701,063
Sales	(22,942,000)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of June 30, 2012	$45,862,579
Change in unrealized gains (losses) relating to securities still held at June 30, 2012	$30,737

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2012, the advisory fee was equivalent to an annual rate of 0.31% of the Fund’s average daily net assets.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

32	Wells Fargo Advantage Municipal Bond Fund	Notes to Financial Statements

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class A, 1.50% for Class B, 1.50% for Class C, 0.60% for Administrator Class, 0.50% for Institutional Class and 0.78% for Investor Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended June 30, 2012, Wells Fargo Funds Distributor, LLC received $159,945 from the sale of Class A shares and $10,000, $13,836 and $4,054 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended June 30, 2012 were $1,821,066,712 and $1,595,226,117, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2012, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help shorten the duration of the portfolio.

At June 30, 2012, the Fund had short futures contracts outstanding as follows:

Expiration Date	Contracts	Type	Contract Value at June 30, 2012	Unrealized Gains
September 2012	150 Short	10-Year U.S. Treasury Notes	$20,006,250	$212,995

The Fund had an average notional amount of $17,684 and $131,851,201 in long and short futures contracts, respectively, during the year ended June 30, 2012.

Notes to Financial Statements	Wells Fargo Advantage Municipal Bond Fund	33

On June 30, 2012, the cumulative unrealized gain on futures contracts in the amount of $212,995 is reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

7. BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee was equal 0.125% of the unused balance. For the year ended June 30, 2012, the Fund paid $3,544 in commitment fees.

For the year ended June 30, 2012, there were no borrowings by the Fund under the agreement

During the year ended June 30, 2012, the Fund held Floating-Rate Notes that had an average daily balance outstanding of $12,525,000 and incurred interest and fee expense in the amount of $112,688.

At June 30, 2012, the Fund had the following Floating-Rate Notes outstanding:

Floating-Rate Notes
Amount Outstanding	Maturity Date	Interest Rate	Value of Collateral for Floating-Rate Notes Outstanding	Rate of Interest Expense
$7,500,000	12/01/2013	9.97%	$16,667,700	4.78%
$5,025,000	10/01/2016	8.54%	$11,810,258	5.82%

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2012 and June 30, 2011 were as follows:

	Year Ended June 30,
	2012	2011
Ordinary Income	$4,794,288	$7,131,739
Tax-Exempt Income	90,432,343	96,907,610
Long-term Capital Gain	626,529	0

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Capital Gain	Unrealized Gains	Capital Loss Carryforward
$1,339,988	$6,648,451	$138,603,758	$(35,677,903)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

34	Wells Fargo Advantage Municipal Bond Fund	Notes to Financial Statements

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210 Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Municipal Bond Fund	35

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including portfolio of investments and the summary portfolio of investments of the Wells Fargo Advantage Municipal Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Municipal Bond Fund as of June 30, 2012, the results of its operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 24, 2012

36	Wells Fargo Advantage Municipal Bond Fund	Other Information (Unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $626,529 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2012.

For the fiscal year ended June 30, 2012, $4,793,329 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 94.97% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2012.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage Municipal Bond Fund	37

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

38	Wells Fargo Advantage Municipal Bond Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

Other Information (Unaudited)	Wells Fargo Advantage Municipal Bond Fund	39

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Municipal Bond Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and Wells Capital Management were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Wells Capital Management supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s

40	Wells Fargo Advantage Municipal Bond Fund	Other Information (Unaudited)

benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was higher than or in range of the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Lipper General Municipal Debt Fund Index, for the periods under review, except for the one-year period.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratio of the Fund was in range of or lower than the Fund’s Expense Group’s median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate for the Fund was in range of the median rates for the Fund’s Expense Group, except for the Investor Class. The Board also noted that the Net Advisory Rate for the Fund was in range of or lower than the median rates for the Fund’s Expense Group. The Board noted that Funds Management proposed to extend contractual fee cap arrangements for the Fund designed to lower the Fund’s expenses until October 31, 2013.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

Other Information (Unaudited)	Wells Fargo Advantage Municipal Bond Fund	41

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

42	Wells Fargo Advantage Municipal Bond Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

210653 08-12 A253/AR253 06-12

Wells Fargo Advantage

North Carolina Tax-Free Fund

Annual Report

June 30, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $207 billion in assets under management, as of June 30, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage North Carolina Tax-Free Fund	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage North Carolina Tax-Free Fund for the 12-month period that ended June 30, 2012. The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and a great amount of uncertainty regarding sovereign debt risk—both here and in Europe. In this environment, municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade2 municipal bonds throughout the country, gained 9.90% for the period.

The economy grew, but the recovery has only been modest.

The U.S. is three years into a modest economic recovery, but several factors held back growth despite the Federal Reserve’s (Fed) accommodative monetary policy. In Europe, much uncertainty remained about the outcome of the eurozone debt crisis and whether policymakers will be able to resolve it without any countries defaulting or leaving the euro. In addition, Europe has again entered a recession. In Asia, China’s economy slowed. Here at home, the federal budget deficit and a potential “fiscal cliff”, which describes the possible effect of higher taxes resulting from the expiration of several tax cuts and the implementation of federal spending reduction measures have added uncertainty. Finally, U.S. homebuilding is only in the early stages of a recovery.

In an effort to further bolster the economy, especially the labor market, the Fed has indicated its commitment to maintaining a highly accommodative monetary policy. Based on public statements and its actions, the Fed appears to believe that economic conditions warrant an extremely low federal funds target rate—a short-term bank lending rate—which may remain near 0% through late 2014. The Fed also apparently plans to continue its “Operation Twist,” which involves buying U.S. Treasury securities with maturities greater than six years and selling U.S. Treasury securities with maturities less than three years, in an effort to keep longer-term interest rates low.

A demand for relative safe-haven securities led to ultra-low interest rates.

Interest rates as measured by 10-year U.S. Treasury yields declined 150 basis points (100 bps equals 1.00%) over the past year to nearly 1.5% at the end of June

2012, a modern-era record low. Not only has the Fed been successful in engineering low interest rates, but investors have rushed to buy U.S. Treasury securities as a relative safe-haven asset in the midst of uncertainty surrounding

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	3

the European debt crisis. Even the downgrade of the U.S. Government’s credit rating by Standard & Poor’s last August did not dampen enthusiasm for U.S. debt. Meanwhile, municipal bonds also benefited in each of the past four quarters as yields declined.

Municipal creditworthiness benefited from stronger economic growth.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations. As of the first quarter of 2012, the U.S. Census Bureau released figures showing that state and local municipalities have had 10 consecutive quarters of combined revenue growth. These revenues were driven by stronger general sales and individual income tax collections.

Difficult decisions have also been made by municipalities to restructure their balance sheets. While many states balanced their budgets by passing costs to local issuers, a number of local governments have made tough decisions to cut spending and balance their budgets despite the hard times. Looking to the future, 43 states have also taken steps over the past three years to shore up their long-term finances by enacting changes to their state retirement plans for their public employees and teachers.

While the overall credit strength of the municipal market is improving, several cities have filed for bankruptcy protection. Our credit research team has given us the capacity to closely monitor these situations and discerning the difference between municipal securities that are directly affected and those that are not. Additionally, while our municipal income funds are not immune from the effects of bankruptcy of municipal issuers, our shareholders should know that the bulk of our funds’ holdings are in revenue bonds, which have their own dedicated income sources.

Our message to our shareholders remains the same.

We believe a long-term investment strategy is the key to ensuring our shareholders reach their financial goals. Despite record-low interest rates, we see opportunity in sectors where yields remain generous relative to U.S. Treasury yields, such as A- and BBB-rated municipal bonds2. The capabilities of our credit research team and our relative-value approach to managing investments with a focus on duration3, yield curve4, sector, and issuer selection remain in place. Together with our investment expertise and your commitment to reaching your financial goals, we’ll go far.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations.

3.	Duration is a measurement of the sensitivity of a bond’s price to changes in Treasury yields. A Fund’s duration is the weighted-average of duration of the bonds in the portfolio. Duration should be interpreted as the approximate change in a bond’s (or Fund’s) price for a 100 bps change in Treasury yields.

4.	A graphical representation of fixed income security yields (usually U.S. Treasuries) at their respective maturities, starting with the shortest time to maturity and sequentially plotting in a line chart to the longest maturity.

4	Wells Fargo Advantage North Carolina Tax-Free Fund	Letter to Shareholders (Unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to Shareholders

Effective September 1, 2012, the Fund’s dollar-weighted average effective maturity, under normal circumstances, is expected to change from the current range of between 5 to 20 years to between 3 and 20 years.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

Performance Highlights (Unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	5

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income tax and North Carolina individual income tax.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Bruce R. Johns

Robert J. Miller

FUND INCEPTION

January 11, 1993

12 MONTH TOTAL RETURN AS OF JUNE 30, 2012
Class A (Excluding Sales Charges)	10.09%
Barclays Municipal Bond Index[1]	9.90%
Barclays North Carolina Municipal Bond Index[2]	8.71%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 0.85% for Class A shares. The Fund’s gross and net expense ratios are 0.91% and 0.85%, respectively, for Class A shares, as stated in the most recent prospectus. Without these reductions, the Fund’s returns would have been lower.

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.	The Barclays North Carolina Municipal Bond Index is the North Carolina component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage North Carolina Tax-Free Fund Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays North Carolina Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6	Wells Fargo Advantage North Carolina Tax-Free Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

Over the 12-month period that ended June 30, 2012, the Fund’s Class A shares (excluding sales charges) outperformed its benchmarks, the Barclays Municipal Bond Index and the Barclays North Carolina Municipal Bond Index.

■	A long duration stance relative to the Barclays North Carolina Municipal Bond Index and being invested in the 10- to 20-year area of the yield curve helped performance.

■

The Fund’s credit profile helped returns. We were overweight in A- and BBB-rated bonds compared to the Barclays North Carolina Municipal Bond Index, which outperformed higher-rated bonds by a wide margin.

■

Our sector selection were positive contributors to performance. We were overweight in revenue bonds, which outperformed, and this boosted returns. The Fund was underweight in general obligation (GO) bonds, which did not perform as strongly.

Duration was a positive contributor to performance.

We began the fiscal year with a duration stance that was longer than the Barclays North Carolina Municipal Bond Index’s, which enhanced returns as interest rates declined. Throughout the year, we reduced duration and moved closer to neutral in anticipation of a potentially higher rate environment.

In terms of the yield-curve strategy, we repositioned the portfolio over the period to a more bulleted structure. That is, we became underweight in both the short end and long end of the curve in favor of an overweight to the 10- to 20-year maturity range, or “belly,” of the curve. This had a positive but limited impact on performance as our underweight to the short end (which underperformed) offset our underweight to the long end (which outperformed). Given the current slope of the yield curve, we believe that the belly of the curve represents the best value.

CREDIT QUALITY[4] (AS OF JUNE 30, 2012)

4.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment-grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Performance Highlights (Unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	7

EFFECTIVE MATURITY DISTRIBUTION[5] (AS OF JUNE 30, 2012)

The Fund’s credit positioning was a positive contributor to performance.

During the period, AA-rated and A-rated bonds outperformed returning 10.7% and 10.5%, respectively. This was positive as we were overweight in these two rating categories and underweight in AAA-rated bonds, which underperformed, throughout the period. While we were overweight in BBB-rated bonds, which underperformed, we outperformed the Barclays North Carolina Municipal Bond Index in this rating category which indicates superior individual security selection and positioning.

Despite the negative press surrounding a handful of troubled credits, we believe fundamental municipal credit quality continues to improve, albeit slowly. The recovery we are seeing is not even, especially for local government issuers. Some municipalities will fare better than others, further underscoring the importance of fundamental credit analysis and individual security selection. Nevertheless, if the overall economy continues to improve, we believe municipal credit quality should follow, and, consequently, credit spreads should tighten.

North Carolina is faring better than most.

North Carolina’s AAA-credit ratings are supported by strong management practices, a moderate debt burden, and a pension system that is one of the strongest in the nation. The executive branch has strong oversight with the governor serving as the Director of Budget, which allows for quick action to balance operations. Pension concerns are minimal with a funding ratio of 95% and a constitutional provision that limits debt to two-thirds of the amount paid down during the past biennium. The state’s total debt burden is moderate at 2.4% of 2010 personal income. The economy has slowly shifted away from manufacturing and toward services and is well positioned for an economic recovery.

Total tax-exempt supply for the period was significantly below average and has resulted in a net negative supply situation, whereby the municipal market is contracting. That is, there are not enough new bonds being issued to satisfy demand from coupon payments and bond maturities. Consistently strong cash flows coming into the municipal space provided strong technical support for municipal bonds.

The portfolio is positioned for higher rates and improving credit trends.

We believe that sector selection and individual security selection driven by fundamental credit analysis will be the primary drivers of performance over the next year. We continue to focus on essential service revenue bonds because they possess more predictable revenue streams than GO credits.

The portfolio is defensively positioned with an overweight to premium-coupon bonds trading to short calls and maturities that we believe are structured to benefit from a curve-flattening environment. We expect to hold the Fund’s duration shorter than the benchmark duration, reflecting our bias for a higher rate environment. We have attempted to structure the portfolio in a manner that could allow it to outperform in either an unchanged or rising rate environment because of our overweight to credit and curve positioning (as higher levels of income are generated if prices remain flat). We believe the Fund’s current positioning could lead to relative underperformance if municipal yields decline further, but we are willing to take that risk to provide better manage downside risk if rates move higher.

5.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

8	Wells Fargo Advantage North Carolina Tax-Free Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF JUNE 30, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (ENCMX)	01/11/1993	(0.71)	5.11	3.49	3.51	4.00	10.09	4.46	3.99	0.91%	0.85%
Class C (ENCCX)	03/27/2002	2.62	8.27	3.68	3.23	3.62	9.27	3.68	3.23	1.66%	1.60%
Institutional Class (ENCYX)	02/28/1994					4.16	10.43	4.75	4.27	0.58%	0.54%
Barclays Municipal Bond Index						3.66	9.90	5.95	5.28
Barclays North Carolina Municipal Bond Index						2.69	8.71	6.09	5.27

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to North Carolina municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

6.	Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund’s predecessor, Evergreen North Carolina Municipal Bond Fund.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01-01-2012	Ending Account Value 06-30-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,040.05	$4.31	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.27	0.85%
Class C
Actual	$1,000.00	$1,036.20	$8.10	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.91	$8.02	1.60%
Institutional Class
Actual	$1,000.00	$1,041.64	$2.74	0.54%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$2.72	0.54%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage North Carolina Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Municipal Obligations: 98.73%

Guam: 2.41%
Guam Government Hotel Occupancy Series A (Tax Revenue) §	6.00%	11/01/2026	$2,000,000	$2,288,340
Guam Government Privilege Tax Series A (Tax Revenue) §	5.00	01/01/2031	1,000,000	1,089,160

				3,377,500

North Carolina: 81.48%
Cape Fear NC Public Utility Authority (Water & Sewer Revenue) §	5.00	08/01/2035	3,000,000	3,414,990
Charlotte NC Airport Series A (Airport Revenue) §	5.50	07/01/2034	2,500,000	2,846,475
Charlotte NC AMT Series B (Airport Revenue)	5.00	07/01/2020	1,480,000	1,760,534
Charlotte NC AMT Series B (Airport Revenue) §	5.50	07/01/2024	810,000	950,964
Charlotte NC Certifications Partner Series E (Miscellaneous Revenue) §	5.00	06/01/2023	3,650,000	4,214,363
Charlotte NC COP Series A (Miscellaneous Revenue) §	5.00	12/01/2026	1,160,000	1,364,891
Charlotte NC Douglas Airport Series A (Airport Revenue) §	5.00	07/01/2025	1,645,000	1,902,245
Charlotte-Mecklenburg NC Hospital Authority (Health Revenue) §	5.00	01/15/2027	1,885,000	2,087,411
Columbus County NC Industrial Facilities & Pollution Control Financing Authority Series A (IDR) §	5.85	12/01/2020	3,450,000	3,460,557
Cumberland County NC Limited Obligation Series B (Miscellaneous Revenue)	5.00	12/01/2019	790,000	965,017
Cumberland County NC Limited Obligation Series B (Miscellaneous Revenue) §	5.00	11/01/2025	1,000,000	1,190,330
Cumberland County NC Limited Obligation Series B (Miscellaneous Revenue) §	5.00	11/01/2026	1,000,000	1,181,000
Dare County NC Limited Obligation Series B (Miscellaneous Revenue)	5.00	06/01/2021	850,000	1,041,837
Dare County NC Limited Obligation Series B (Miscellaneous Revenue)	5.00	06/01/2022	610,000	751,886
Dare County NC Limited Obligation Series B (Miscellaneous Revenue) §	5.00	06/01/2023	270,000	328,906
Durham County NC Industrial Facilities & Pollution Control Financing Authority (Education Revenue, SunTrust Bank LOC) §±	0.37	09/01/2037	1,500,001	1,500,001
Fayetteville NC Public Work Commission Series B (Utilities Revenue) §	5.00	03/01/2023	600,000	717,438
Forsyth County NC Public Facilities & Equipment Project (Miscellaneous Revenue) §	5.00	10/01/2017	3,745,000	4,256,005
Johnston NC Memorial Hospital Authority (Health Revenue, AGM FHA Insured) §	5.25	10/01/2036	2,000,000	2,165,740
Mecklenburg County NC Public Facilities Corporation (Miscellaneous Revenue) §	5.00	03/01/2022	1,035,000	1,226,951
New Hanover County NC New Hanover Regional Medical Center (Health Revenue) §	5.00	10/01/2028	3,000,000	3,318,000
New Hanover County NC New Hanover Regional Medical Center (Health Revenue, AGM Insured) §	5.13	10/01/2031	1,800,000	1,961,802
North Carolina Capital Improvement Limited Series A (Miscellaneous Revenue, State Appropriations Insured) §	5.00	05/01/2026	3,000,000	3,486,540
North Carolina Eastern Municipal Power Agency Series A (Utilities Revenue) §	5.00	01/01/2021	1,000,000	1,263,020
North Carolina Grant Anticipation (Miscellaneous Revenue) §	4.00	03/01/2023	2,000,000	2,249,600
North Carolina Grant Anticipation Department of State Treasury (Miscellaneous Revenue) §	5.00	03/01/2021	3,700,000	4,388,718
North Carolina HFA Series 25-A (Housing Revenue) §	4.65	07/01/2021	2,840,000	2,984,386
North Carolina HFA Series 8-A (Housing Revenue) §	6.10	07/01/2013	60,000	60,194
North Carolina HFA Series B (Housing Revenue) §	4.25	01/01/2028	5,070,000	5,394,784
North Carolina Limited Obligation Series B (Miscellaneous Revenue)	5.00	11/01/2018	3,000,000	3,629,580
North Carolina Medical Care Commission Baptist Hospital Project (Health Revenue) §	5.25	06/01/2029	2,000,000	2,232,940
North Carolina Medical Care Commission Health System (Health Revenue) §	5.00	11/15/2026	2,295,000	2,536,480

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage North Carolina Tax-Free Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

North Carolina (continued)
North Carolina Medical Care Commission Healthcare Facilities (Health Revenue)	5.00%	01/01/2018	$500,000	$568,050
North Carolina Medical Care Commission Hugh Chatam Memorial Hospital Project (Health Revenue, Radian Insured) §	5.50	10/01/2020	1,095,000	1,112,093
North Carolina Medical Care Commission Presbyterian Homes Project (Health Revenue) §	5.40	10/01/2027	1,000,000	1,012,790
North Carolina Medical Care Commission Presbyterian Homes Project (Health Revenue) §	5.50	10/01/2031	2,000,000	2,021,700
North Carolina Medical Care Commission Presbyterian Homes Project (Health Revenue) §	5.60	10/01/2036	1,500,000	1,513,965
North Carolina Medical Care Commission Southeastern Regional Medical Center Project (Health Revenue) §	5.50	06/01/2015	2,365,000	2,395,863
North Carolina Medical Care Commission Stanley Memorial Hospital Project (Health Revenue) §	5.00	07/01/2033	1,000,000	1,023,120
North Carolina Medical Care Commission Stanley Memorial Hospital Project (Health Revenue, AMBAC Insured) §	5.38	10/01/2014	2,485,000	2,490,765
North Carolina Municipal Power Agency #1 Catawba Nuclear Power Project Series A (Utilities Revenue) §	5.00	01/01/2021	2,720,000	3,219,474
North Carolina Municipal Power Agency #1 Catawba Nuclear Power Project Series A (Utilities Revenue) §	5.00	01/01/2030	1,550,000	1,698,382
North Carolina Port Authority Series B (Airport Revenue) §	5.00	02/01/2025	3,540,000	3,879,982
North Carolina Raleigh Durham Airport Authority Series B-1 (Airport Revenue) §	5.00	11/01/2028	1,500,000	1,712,625
North Carolina Turnpike Authority Series A (Transportation Revenue, Assured Guaranty Insured) §	5.75	01/01/2039	3,500,000	3,930,815
Orange County NC Public Facilities Company Limited Obligation (Miscellaneous Revenue) §	5.00	10/01/2026	1,000,000	1,163,440
Raleigh NC Combined Enterprise System Series A (Water & Sewer Revenue) §	5.00	03/01/2036	4,300,000	4,759,240
University of North Carolina Wilmington Student Housing Project COP (Miscellaneous Revenue, NATL-RE, FGIC Insured) §	5.00	06/01/2022	1,000,000	1,078,190
Wake County NC Industrial Facilities & PCFA (IDR, AMBAC Insured) §±(a)(m)(n)	0.35	10/01/2022	2,200,000	1,795,484
Wake County NC Industrial Facilities & PCFA (IDR) §	5.38	02/01/2017	5,000,000	5,067,800
Wilmington NC COP (Miscellaneous Revenue) §	5.00	06/01/2029	2,580,000	2,834,517

				114,111,880

Puerto Rico: 5.46%
Puerto Rico Electric Power Authority Series UU (Utilities Revenue, AGM Insured) §±	0.83	07/01/2029	6,000,000	4,251,960
Puerto Rico Highway & Transportation Authority Highway Series AA-1 (Tax Revenue, AGM Insured) §	4.95	07/01/2026	1,765,000	1,882,637
Puerto Rico Municipal Finance Agency Series A (GO, AGM Insured) §	5.25	08/01/2014	1,500,000	1,505,355

				7,639,952

Tennessee: 2.33%
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue) §	5.25	09/01/2026	1,020,000	1,113,248
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	02/01/2021	2,000,000	2,150,160

				3,263,408

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage North Carolina Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Texas: 1.30%
Texas Municipal Gas Acquisition & Supply Corporation Series D (Utilities Revenue) §	5.63%	12/15/2017	$1,635,000	$1,815,929

Virgin Islands: 5.75%
Virgin Islands PFA (Miscellaneous Revenue) §	6.75	10/01/2019	3,500,000	4,077,920
Virgin Islands PFA Series A (Miscellaneous Revenue) §	6.75	10/01/2037	2,500,000	2,923,574
Virgin Islands PFA Series C (Miscellaneous Revenue)	5.00	10/01/2014	1,000,000	1,055,970

				8,057,464

Total Municipal Obligations (Cost $129,016,323)				138,266,133

	Yield		Shares
Short-Term Investments: 0.25%

Investment Companies: 0.25%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)	0.01		355,142	355,142

Total Short-Term Investments (Cost $355,142)				355,142

Total Investments in Securities
(Cost $129,371,465) *	98.98%	138,621,275
Other Assets and Liabilities, Net	1.02	1,422,571

Total Net Assets	100.00%	$140,043,846

§	These securities are subject to a demand feature which reduces the effective maturity.

±	Variable rate investment

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $129,371,465 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$9,571,028
Gross unrealized depreciation	(321,218)

Net unrealized appreciation	$9,249,810

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—June 30, 2012	Wells Fargo Advantage North Carolina Tax-Free Fund	13

Assets
Investments
In unaffiliated securities, at value (see cost below)	$138,266,133
In affiliated securities, at value (see cost below)	355,142

Total investments, at value (see cost below)	138,621,275
Receivable for Fund shares sold	895
Receivable for interest	1,858,034
Prepaid expenses and other assets	10,662

Total assets	140,490,866

Liabilities
Dividends payable	259,032
Payable for Fund shares redeemed	36,862
Advisory fee payable	38,806
Distribution fees payable	3,497
Due to other related parties	19,529
Professional fees payable	30,596
Accrued expenses and other liabilities	58,698

Total liabilities	447,020

Total net assets	$140,043,846

NET ASSETS CONSIST OF
Paid-in capital	$142,851,631
Overdistributed net investment income	(59,409)
Accumulated net realized losses on investments	(11,998,186)
Net unrealized gains on investments	9,249,810

Total net assets	$140,043,846

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$44,082,022
Shares outstanding – Class A	4,264,777
Net asset value per share – Class A	$10.34
Maximum offering price per share – Class A2	$10.83
Net assets – Class C	$5,522,620
Shares outstanding – Class C	534,222
Net asset value per share – Class C	$10.34
Net assets – Institutional Class	$90,439,204
Shares outstanding – Institutional Class	8,749,002
Net asset value per share – Institutional Class	$10.34

Investments in unaffiliated securities, at cost	$129,016,323

Investments in affiliated securities, at cost	$355,142

Total investments, at cost	$129,371,465

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage North Carolina Tax-Free Fund	Statement of Operations—Year Ended June 30, 2012

Investment income
Interest	$6,234,208
Income from affiliated securities	892

Total investment income	6,235,100

Expenses
Advisory fee	520,974
Administration fees
Fund level	74,425
Class A	72,992
Class C	9,009
Institutional Class	78,080
Shareholder servicing fees
Class A	114,049
Class C	14,077
Distribution fees
Class C	42,230
Custody and accounting fees	7,778
Professional fees	45,019
Registration fees	30,008
Shareholder report expenses	31,808
Trustees’ fees and expenses	10,775
Other fees and expenses	10,267

Total expenses	1,061,491
Less: Fee waivers and/or expense reimbursements	(56,596)

Net expenses	1,004,895

Net investment income	5,230,205

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	4,933,696
Futures transactions	(381,081)

Net realized gains on investments	4,552,615

Net change in unrealized gains (losses) on:
Unaffiliated securities	4,829,266
Futures transactions	(9,530)

Net change in unrealized gains (losses) on investments	4,819,736

Net realized and unrealized gains (losses) on investments	9,372,351

Net increase in net assets resulting from operations	$14,602,556

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage North Carolina Tax-Free Fund	15

	Year Ended June 30,				Year Ended August 31, 2010[2]
	2012		2011[1]

Operations
Net investment income		$5,230,205		$6,003,281		$8,961,673
Net realized gains (losses) on investments		4,552,615		(180,664)		5,773,186
Net change in unrealized gains (losses) on investments		4,819,736		(9,148,928)		4,837,406

Net increase (decrease) in net assets resulting from operations		14,602,556		(3,326,311)		19,572,265

Distributions to shareholders from
Net investment income
Class A		(1,523,943)		(1,567,666)		(2,178,772)
Class B		N/A		N/A		(67,960)[3]
Class C		(145,790)		(167,540)		(221,328)
Institutional Class		(3,560,540)		(4,265,609)		(6,670,963)

Total distributions to shareholders		(5,230,273)		(6,000,815)		(9,139,023)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	119,756	1,221,218	146,740	1,453,614	713,447	7,007,074
Class B	N/A	N/A	N/A	N/A	185 [3]	1,928 [3]
Class C	62,835	645,567	92,146	903,592	345,990	3,394,282
Institutional Class	448,343	4,548,643	521,375	5,074,633	1,491,632	14,595,901

		6,415,428		7,431,839		24,999,185

Reinvestment of distributions
Class A	104,987	1,063,119	94,796	919,172	136,217	1,338,770
Class B	N/A	N/A	N/A	N/A	2,855 [3]	27,966 [3]
Class C	11,581	117,182	11,978	116,155	14,542	142,981
Institutional Class	39,142	396,020	40,552	393,140	52,562	516,705

		1,576,321		1,428,467		2,026,422

Payment for shares redeemed
Class A	(896,654)	(9,016,415)	(887,232)	(8,604,120)	(561,591)	(5,516,010)
Class B	N/A	N/A	N/A	N/A	(281,556)[3]	(2,774,633)[3]
Class C	(136,120)	(1,379,397)	(266,018)	(2,543,123)	(101,213)	(991,298)
Institutional Class	(2,853,173)	(28,639,565)	(4,283,508)	(41,034,046)	(2,593,874)	(25,446,131)

		(39,035,377)		(52,181,289)		(34,728,072)

Net decrease in net assets resulting from capital share transactions		(31,043,628)		(43,320,983)		(7,702,465)

Total increase (decrease) in net assets		(21,671,345)		(52,648,109)		2,730,777

Net assets
Beginning of period		161,715,191		214,363,300		211,632,523

End of period		$140,043,846		$161,715,191		$214,363,300

Overdistributed net investment income		$(59,409)		$(59,341)		$(61,807)

1.	For the ten months ended June 30, 2011. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen North Carolina Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Evergreen North Carolina Municipal Bond Fund.

3.	Class B shares of Evergreen North Carolina Municipal Bond Fund became Class A shares on July 12, 2010.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage North Carolina Tax-Free Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,		Year Ended August 31,
Class A	2012	2011[1]	2010[2]	2009[2]	2008[2]	2007[2]
Net asset value, beginning of period	$9.71	$10.12	$9.64	$9.80	$10.00	$10.30
Net investment income	0.34	0.30	0.39 [3]	0.39	0.39	0.38
Net realized and unrealized gains (losses) on investments	0.63	(0.41)	0.49	(0.15)	(0.20)	(0.30)

Total from investment operations	0.97	(0.11)	0.88	0.24	0.19	0.08
Distributions to shareholders from
Net investment income	(0.34)	(0.30)	(0.40)	(0.40)	(0.39)	(0.38)
Net asset value, end of period	$10.34	$9.71	$10.12	$9.64	$9.80	$10.00
Total return[4]	10.09%	(1.05)%	9.38%	2.63%	1.90%	0.67%
Ratios to average net assets (annualized)
Gross expenses	0.90%	0.91%	0.90%	0.87%	0.92%[5]	0.98%[5]
Net expenses	0.85%	0.85%	0.88%	0.87%	0.89%[5]	0.93%[5]
Net investment income	3.34%	3.72%	4.03%	4.22%	3.88%	3.71%
Supplemental data
Portfolio turnover rate	48%	44%	63%	48%	78%	72%
Net assets, end of period (000’s omitted)	$44,082	$47,954	$56,508	$51,028	$54,680	$59,828

1.	For the ten months ended June 30, 2011. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen North Carolina Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen North Carolina Municipal Bond Fund.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

5.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended August 31, 2008	0.05%
Year ended August 31, 2007	0.09%

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage North Carolina Tax-Free Fund	17

(For a share outstanding throughout each period)

	Year Ended June 30,		Year Ended August 31,
Class C	2012	2011[1]	2010[2]	2009[2]	2008[2]	2007[2]
Net asset value, beginning of period	$9.71	$10.12	$9.64	$9.80	$10.00	$10.30
Net investment income	0.26	0.24	0.32 [3]	0.32	0.31	0.30
Net realized and unrealized gains (losses) on investments	0.63	(0.41)	0.49	(0.15)	(0.20)	(0.29)

Total from investment operations	0.89	(0.17)	0.81	0.17	0.11	0.01
Distributions to shareholders from
Net investment income	(0.26)	(0.24)	(0.33)	(0.33)	(0.31)	(0.31)
Net asset value, end of period	$10.34	$9.71	$10.12	$9.64	$9.80	$10.00
Total return[4]	9.27%	(1.66)%	8.57%	1.87%	1.13%	(0.08)%
Ratios to average net assets (annualized)
Gross expenses	1.65%	1.66%	1.65%	1.62%	1.64%[5]	1.68%[5]
Net expenses	1.60%	1.60%	1.63%	1.62%	1.64%[5]	1.68%[5]
Net investment income	2.59%	2.96%	3.26%	3.47%	3.12%	2.96%
Supplemental data
Portfolio turnover rate	48%	44%	63%	48%	78%	72%
Net assets, end of period (000’s omitted)	$5,523	$5,789	$7,671	$4,805	$5,239	$5,734

1.	For the ten months ended June 30, 2011. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen North Carolina Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen North Carolina Municipal Bond Fund.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

5.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended August 31, 2008	0.05%
Year ended August 31, 2007	0.09%

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage North Carolina Tax-Free Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,		Year Ended August 31,
Institutional Class	2012	2011[1]	2010[2]	2009[2]	2008[2]	2007[2]
Net asset value, beginning of period	$9.71	$10.12	$9.64	$9.80	$10.00	$10.30
Net investment income	0.37	0.32	0.42 [3]	0.42	0.41	0.41
Net realized and unrealized gains (losses) on investments	0.63	(0.41)	0.49	(0.16)	(0.20)	(0.30)

Total from investment operations	1.00	(0.09)	0.91	0.26	0.21	0.11
Distributions to shareholders from
Net investment income	(0.37)	(0.32)	(0.43)	(0.42)	(0.41)	(0.41)
Net asset value, end of period	$10.34	$9.71	$10.12	$9.64	$9.80	$10.00
Total return[4]	10.43%	(0.79)%	9.66%	2.89%	2.15%	0.92%
Ratios to average net assets (annualized)
Gross expenses	0.57%	0.58%	0.64%	0.62%	0.64%[5]	0.68%[5]
Net expenses	0.54%	0.54%	0.63%	0.62%	0.64%[5]	0.68%[5]
Net investment income	3.65%	4.02%	4.29%	4.47%	4.12%	3.96%
Supplemental data
Portfolio turnover rate	48%	44%	63%	48%	78%	72%
Net assets, end of period (000’s omitted)	$90,439	$107,972	$150,184	$153,115	$275,112	$444,672

1.	For the ten months ended June 30, 2011. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen North Carolina Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen North Carolina Municipal Bond Fund.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

5.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended August 31, 2008	0.05%
Year ended August 31, 2007	0.09%

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage North Carolina Tax-Free Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage North Carolina Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities with original maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

20	Wells Fargo Advantage North Carolina Tax-Free Fund	Notes to Financial Statements

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of June 30, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $11,998,186 with $8,374,749 expiring in 2017 and $3,623,437 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All

Notes to Financial Statements	Wells Fargo Advantage North Carolina Tax-Free Fund	21

shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal obligations	$0	$136,470,649	$1,795,484	$138,266,133
Short-term investments
Investment companies	355,142	0	0	355,142
	$355,142	$136,470,649	$1,795,484	$138,621,275

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Municipal obligations
Balance as of June 30, 2011	$0
Accrued discounts (premiums)	12,539
Realized gains (losses)	0
Change in unrealized gains (losses)	(32,055)
Purchases	1,815,000
Sales	0
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of June 30, 2012	$1,795,484
Change in unrealized gains (losses) relating to securities still held at June 30, 2012	$(32,055)

22	Wells Fargo Advantage North Carolina Tax-Free Fund	Notes to Financial Statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2012, the advisory fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.16%
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A, 1.60% for Class C and 0.54% for Institutional Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended June 30, 2012, Wells Fargo Funds Distributor, LLC received $2,447 from the sale of Class A shares and $94 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended June 30, 2012 were $69,151,026 and $99,442,190, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2012, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help shorten the duration of the portfolio.

Notes to Financial Statements	Wells Fargo Advantage North Carolina Tax-Free Fund	23

As of June 30, 2012, the Fund did not have any open futures contracts but had an average notional amount of $7,334,184 in short futures contracts during the year ended June 30, 2012.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended June 30, 2012, the Fund paid $222 in commitment fees.

For the year ended June 30, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2012, June 30, 2011 and August 31, 2010 were as follows:

	Year ended June 30,		Year Ended August 31, 2010
	2012	2011*
Ordinary Income	$103,752	$78,277	$81,121
Tax-Exempt Income	5,126,521	5,922,538	9,057,902

*	For the ten months ended June 30, 2011. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 2011.

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax Exempt Income	Unrealized Gains	Capital Loss Carryforward
$221,480	$9,249,810	$(11,998,186)

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210 Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and

24	Wells Fargo Advantage North Carolina Tax-Free Fund	Notes to Financial Statements

annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage North Carolina Tax-Free Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage North Carolina Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended and for the year ended August 31, 2010, and the financial highlights for each of the years or periods in the two year period then ended and for each of the four years ended August 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage North Carolina Tax-Free Fund as of June 30, 2012, the results of its operations, changes in their net assets, and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 24, 2012

26	Wells Fargo Advantage North Carolina Tax-Free Fund	Other Information (Unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $103,752 of income dividends paid during the fiscal year ended June 30, 2012 has been designated as qualified interest income (QII).

Pursuant to Section 852 of the Internal Revenue Code, 98.02% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2012.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

28	Wells Fargo Advantage North Carolina Tax-Free Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

Other Information (Unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	29

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage North Carolina Tax-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and Wells Capital Management were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Wells Capital Management supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and to other comparative data. Lipper

30	Wells Fargo Advantage North Carolina Tax-Free Fund	Other Information (Unaudited)

is an independent provider of investment company data. The Board noted that Lipper was not able to provide an index to compare the Fund’s performance. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was in range of the median performance of the Universe for all periods under review, except for the one-year and three-year periods.

The Board noted that the Fund’s more recent performance results warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe. The Board received a report that noted that the Fund had outperformed the Lipper North Carolina Municipal Debt Funds peer group since a portfolio manager change in 2009. The Board was satisfied that Funds Management was appropriately monitoring the Fund’s investment performance.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were in range of the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were in range of the median rates for the Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among

Other Information (Unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	31

other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

32	Wells Fargo Advantage North Carolina Tax-Free Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

210654 08-12 A254/AR254 06-12

Wells Fargo Advantage

Pennsylvania Tax-Free Fund

Annual Report

June 30, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $207 billion in assets under management, as of June 30, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Pennsylvania Tax-Free Fund for the 12-month period that ended June 30, 2012. The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and a great amount of uncertainty regarding sovereign debt risk—both here and in Europe. In this environment, municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade2 municipal bonds throughout the country, gained 9.90% for the period.

The economy grew, but the recovery has only been modest.

The U.S. is three years into a modest economic recovery, but several factors held back growth despite the Federal Reserve’s (Fed) accommodative monetary policy. In Europe, much uncertainty remained about the outcome of the eurozone debt crisis and whether policymakers will be able to resolve it without any countries defaulting or leaving the euro. In addition, Europe has again entered a recession. In Asia, China’s economy slowed. Here at home, the federal budget deficit and a potential “fiscal cliff”, which describes the possible effect of higher taxes resulting from the expiration of several tax cuts and the implementation of federal spending reduction measures have added uncertainty. Finally, U.S. homebuilding is only in the early stages of a recovery.

In an effort to further bolster the economy, especially the labor market, the Fed has indicated its commitment to maintaining a highly accommodative monetary policy. Based on public statements and its actions, the Fed appears to believe that economic conditions warrant an extremely low federal funds target rate—a short-term bank lending rate—which may remain near 0% through late 2014. The Fed also apparently plans to continue its “Operation Twist,” which involves buying U.S. Treasury securities with maturities greater than six years and selling U.S. Treasury securities with maturities less than three years, in an effort to keep longer-term interest rates low.

A demand for relative safe-haven securities led to ultra-low interest rates.

Interest rates as measured by 10-year U.S. Treasury yields declined 150 basis points (100 bps equals 1.00%) over the past year to nearly 1.5% at the end of June 2012, a modern-era record low. Not only has the Fed been successful in engineering low interest rates, but investors have rushed to buy U.S. Treasury securities as a relative safe-haven asset in the midst of uncertainty surrounding

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	3

the European debt crisis. Even the downgrade of the U.S. Government’s credit rating by Standard & Poor’s last August did not dampen enthusiasm for U.S. debt. Meanwhile, municipal bonds also benefited in each of the past four quarters as yields declined.

Municipal creditworthiness benefited from stronger economic growth.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations. As of the first quarter of 2012, the U.S. Census Bureau released figures showing that state and local municipalities have had 10 consecutive quarters of combined revenue growth. These revenues were driven by stronger general sales and individual income tax collections.

Difficult decisions have also been made by municipalities to restructure their balance sheets. While many states balanced their budgets by passing costs to local issuers, a number of local governments have made tough decisions to cut spending and balance their budgets despite the hard times. Looking to the future, 43 states have also taken steps over the past three years to shore up their long-term finances by enacting changes to their state retirement plans for their public employees and teachers.

While the overall credit strength of the municipal market is improving, several cities have filed for bankruptcy protection. Our credit research team has given us the capacity to closely monitor these situations and discerning the difference between municipal securities that are directly affected and those that are not. Additionally, while our municipal income funds are not immune from the effects of bankruptcy of municipal issuers, our shareholders should know that the bulk of our funds’ holdings are in revenue bonds, which have their own dedicated income sources.

Our message to our shareholders remains the same.

We believe a long-term investment strategy is the key to ensuring our shareholders reach their financial goals. Despite record-low interest rates, we see opportunity in sectors where yields remain generous relative to U.S. Treasury yields, such as A- and BBB-rated municipal bonds2. The capabilities of our credit research team and our relative-value approach to managing investments with a focus on duration3, yield curve4, sector, and issuer selection remain in place. Together with our investment expertise and your commitment to reaching your financial goals, we’ll go far.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations.

3.	Duration is a measurement of the sensitivity of a bond’s price to changes in Treasury yields. A Fund’s duration is the weighted-average of duration of the bonds in the portfolio. Duration should be interpreted as the approximate change in a bond’s (or Fund’s) price for a 100 bps change in Treasury yields.

4.	A graphical representation of fixed income security yields (usually U.S. Treasuries) at their respective maturities, starting with the shortest time to maturity and sequentially plotting in a line chart to the longest maturity.

4	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Letter to Shareholders (Unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to Shareholders

Effective September 1, 2012, the Fund’s dollar-weighted average effective maturity, under normal circumstances, is expected to change from the current range of between 5 to 20 years to between 3 and 20 years.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

Performance Highlights (Unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	5

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income tax and Pennsylvania individual income tax.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Bruce R. Johns

Robert J. Miller

FUND INCEPTION

December 27, 1990

12 MONTH TOTAL RETURN AS OF JUNE 30, 2012
Class A (Excluding Sales Charges)	10.81%
Barclays Municipal Bond Index[1]	9.90%
Barclays Pennsylvania Municipal Bond Index[2]	10.04%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 0.74% for Class A shares. The Fund’s gross and net expense ratios are 0.88% and 0.74%, respectively, for Class A shares, as stated in the most recent prospectus. Without these reductions, the Fund’s returns would have been lower.

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.	The Barclays Pennsylvania Municipal Bond Index is the Pennsylvania component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage Pennsylvania Tax-Free Fund Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays Pennsylvania Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

Over the 12-month period that ended June 30, 2012, the Fund’s Class A shares (excluding sales charges) outperformed its benchmarks, the Barclays Municipal Bond Index and, the Barclays Pennsylvania Municipal Bond Index.

■

Our overweight in lower-rated investment-grade bonds (A and BBB category) was the primary positive contributor to performance as lower-rated investment-grade securities outperformed higher-rated investment-grade bonds by a significant margin.

■	Our sector selection also positively affected performance. The Fund held an overweight allocation in revenue bonds, which outperformed.

■	A modestly short duration stance held back returns as interest rates declined.

The Fund’s credit profile was a positive contributor to performance.

During the period, the spread between AAA- and BBB-rated bonds tightened, but it remains wide compared with historical spreads. Our overweight in BBB-rated and A-rated bonds was a contributor to performance, as they returned 9.06% and 9.42%, respectively, while AAA- and AA-rated bonds returned 6.34% and 7.34%, respectively.

Despite the negative press surrounding a handful of troubled credits, we believe fundamental municipal credit quality continues to improve, albeit slowly. The recovery we are seeing is not following an even path, especially for local government issuers. Some municipalities will fare better than others, further underscoring the importance of fundamental credit analysis and individual security selection. Nevertheless, as the overall economy continues to improve, we believe municipal credit quality should follow, and, consequently, credit spreads should tighten. As spreads tighten, we believe there will be significant opportunities for those with the resources to conduct in-depth credit research.

CREDIT QUALITY[4] (AS OF JUNE 30, 2012)

With risk biased toward higher rates, we maintained duration slightly short relative to the Barclays Pennsylvania Municipal Bond Index.

Interest rates declined during the past 12 months, and our duration positioning was slightly short compared with the benchmark, which held back performance. In terms of our yield-curve strategy, we began and ended the year favoring an overweight in the 10- to 20-year maturity range, or “belly,” of the curve. Given the current slope of the yield curve, we believe that the belly represents the best value. While the curve has flattened somewhat, it remains steep by any historical measure.

4.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment-grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Performance Highlights (Unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	7

EFFECTIVE MATURITY DISTRIBUTION[5] (AS OF JUNE 30, 2012)

Supply/demand imbalance is likely to help support municipal bond prices.

Total tax-exempt supply for the period was significantly below average and has resulted in a net negative supply situation, whereby the municipal market is contracting. That is, there are not enough new bonds being issued to satisfy demand from coupon payments and bond maturities. This additional demand from consistently strong cash flows coming into the municipal market provided strong technical support.

Pennsylvania is doing relatively well compared with other states.

The Commonwealth of Pennsylvania’s strong ratings of Aa1/AA/AA+ are based on a diversified economy that is anchored by the stable health care and higher education sectors. Manufacturing is now a moderate 11% of the economy, down from 20% in 1990. Real estate pricing did not significantly increase during the national home price run-up, and the foreclosure rate is a low 0.8%. The $27.7 billion 2013 budget that was recently signed into law on July 1, 2012 held expenditure growth relatively flat. General fund revenue growth is projected to grow 4.7%, with sales and income up 4% and 4.7%, respectively.

The Commonwealth’s debt position is moderate at a below-average 2.6%, with no variable-rate or swap exposure. Debt levels are expected to increase in the intermediate term but currently remain moderate. Pension funding, which has historically been strong relative to peers, has declined. As a result, total tax-supported debt is a moderately high 8.4% of personal income relative to the 6.6% national average. We believe Pennsylvania is well positioned going forward but remains vulnerable to a weak recovery as reserves were depleted during the economic downturn.

The portfolio is positioned for higher rates and improving credit trends.

We believe that sector selection and individual security selection driven by fundamental credit analysis will be the primary driver of performance over the next year. Our focus will continue to be on essential service revenue bonds because they possess more predictable revenue streams than general obligation credits.

The portfolio is defensively positioned with an overweight in premium-coupon bonds trading to short calls and maturities that we believe are structured to benefit from the yield curve continuing to flatten. Going forward, we expect to maintain the Fund’s short duration position, reflecting our bias for a higher rate environment. Based on the structure of the portfolio, we believe that it could outperform in either an unchanged or rising rate environment because of our overweight to credit and curve positioning (as higher levels of income are generated if prices remain flat). We believe the Fund’s current positioning could lead to relative underperformance if municipal yields decline further, but we are willing to take that risk to manage downside risk if rates move higher.

5.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

8	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF JUNE 30, 2012)

	Inception Date	Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
		6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (EKVAX)	12/27/1990	0.04	5.77	4.35	4.06	4.71	10.81	5.31	4.54	0.88%	0.74%
Class B (EKVBX)**	02/01/1993	(0.57)	5.01	4.19	4.03	4.43	10.01	4.52	4.03	1.63%	1.49%
Class C (EKVCX)	02/01/1993	3.42	8.99	4.52	3.80	4.42	9.99	4.52	3.80	1.63%	1.49%
Institutional Class (EKVYX)	11/24/1997					4.84	11.08	5.57	4.82	0.55%	0.49%
Barclays Municipal Bond Index						3.66	9.90	5.95	5.28
Barclays Pennsylvania Municipal Bond Index						3.64	10.04	6.13	5.32

*	Returns for periods of less than one year are not annualized.
**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to Pennsylvania municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

6.	Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund’s predecessor, Evergreen Pennsylvania Municipal Bond Fund.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01-01-2012	Ending Account Value 06-30-2012	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,047.12	$3.77	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.18	$3.72	0.74%
Class B
Actual	$1,000.00	$1,044.26	$7.57	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.47	1.49%
Class C
Actual	$1,000.00	$1,044.21	$7.57	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.47	1.49%
Institutional Class
Actual	$1,000.00	$1,048.41	$2.50	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.46	0.49%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Municipal Obligations: 99.08%

Florida: 0.45%
Jacksonville FL Economic Development AMT Metropolitan Parking Solutions Project (IDR, ACA Insured) §	5.50%	10/01/2030	$1,000,000	$1,032,950

Pennsylvania: 90.51%
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Health System Series A (Health Revenue)	5.00	09/01/2018	1,000,000	1,190,820
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A-1 (Health Revenue) §±	1.03	02/01/2021	4,000,000	3,834,240
Allegheny County PA Port Authority Refunding Transportation (Tax Revenue) §	5.75	03/01/2029	3,000,000	3,483,930
Allegheny County PA Sanitation Authority (Water & Sewer Revenue, AGM Insured) §	5.00	06/01/2030	1,880,000	2,119,174
Allegheny County PA Series C-65 (GO) §	5.50	05/01/2024	4,675,000	5,399,532
Berks County PA Municipal Authority Reading Hospital Medical Center Project (Health Revenue) §±	1.68	11/01/2039	2,000,000	1,998,080
Bethlehem PA Water Authority (Water & Sewer Revenue, AGM Insured) §	5.00	11/15/2016	1,500,000	1,609,500
Bucks County PA IDA Lane Charter School Project Series A (Miscellaneous Revenue) §144A	4.88	03/15/2027	1,700,000	1,680,535
Chester County PA IDA Avon Grove Charter School Project Series A (Miscellaneous Revenue) §	5.65	12/15/2017	695,000	726,532
Chester County PA IDA Avon Grove Charter School Project Series A (Miscellaneous Revenue) §	6.25	12/15/2027	2,370,000	2,449,419
Chester County PA IDA Renaissance Academy Project Series A (Miscellaneous Revenue) §	5.63	10/01/2015	1,565,000	1,565,110
Cumberland County PA Municipal Authority Diakon Lutheran Ministries Project (Health Revenue) §	5.00	01/01/2036	5,000,000	5,002,000
Cumberland County PA Municipal Authority Dickinson College Series HH1 (Education Revenue) §	5.00	11/01/2039	1,200,000	1,317,180
Dauphin County PA (GO, XLCA Insured) §	5.00	11/15/2022	1,000,000	1,132,490
Dauphin County PA General Authority Office & Parking Riverfront Office Project (Miscellaneous Revenue) §	6.00	01/01/2025	3,680,000	3,679,853
Delaware County PA IDA Chester Community Charter School Series A (Miscellaneous Revenue) §	5.00	08/15/2020	1,795,000	1,612,233
Delaware Valley PA Regional Financial Authority Local Government Series A (Miscellaneous Revenue, AMBAC Insured)	5.50	08/01/2028	4,050,000	4,718,169
Delaware Valley PA Regional Financial Authority Local Government Series B (Miscellaneous Revenue, AMBAC Insured)	5.60	07/01/2017	2,000,000	2,303,320
General Authority of South Central Pennsylvania Association of Independent Colleges & Universities (Education Revenue) §	6.00	11/01/2031	2,500,000	2,934,100
Harrisburg PA Authority Resource Recovery Facility Series D-1 (Resource Recovery Revenue, AGM Municipal Goverment Insured) §±	5.25	12/01/2033	1,500,000	1,514,970
Latrobe PA IDA Saint Vincent College Project (Education Revenue) §	5.38	05/01/2024	1,280,000	1,281,664
Lebanon County PA Health Facilities Authority Pleasant View Retirement Series A (Health Revenue)	5.00	12/15/2014	1,130,000	1,151,176
Lebanon County PA Health Facilities Authority Pleasant View Retirement Series A (Health Revenue) §	5.00	12/15/2015	1,085,000	1,100,255
Lehigh County PA General Purpose Authority Cedar Crest College (Education Revenue, Radian Insured) §	5.00	04/01/2021	1,985,000	2,058,366
Lehigh County PA General Purpose Authority Lehigh Valley Hospital Incorporated Series A (Health Revenue, NATL-RE, GO of Hospital Insured) §	7.00	07/01/2016	1,570,000	1,744,867

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Pennsylvania Tax-Free Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

Pennsylvania (continued)
Lycoming County PA Education Authority Pennsylvania College of Technology Project (Education Revenue) §	5.50%	07/01/2026	$3,000,000	$3,492,780
McKeesport PA Municipal Authority (Water & Sewer Revenue, AGM Insured) §	5.50	12/15/2027	2,405,000	2,804,278
Monroe County PA Hospital Authority Pocono Medical Center Series A (Health Revenue) §	5.00	01/01/2032	880,000	935,414
Montgomery County PA HEFA Abington Memorial Hospital Series A (Health Revenue) §	5.00	06/01/2022	7,000,000	7,157,010
Montgomery County PA HEFA Arcadia University (Education Revenue, Radian Insured) §	5.00	04/01/2027	3,760,000	3,875,131
Montgomery County PA IDA Acts Retirement Community Series B (Health Revenue) §	5.00	11/15/2022	6,000,000	6,308,400
Montgomery County PA IDA New Regulatory Medical Center Project (Health Revenue, FHA Insured)	5.00	08/01/2020	985,000	1,160,517
Montgomery County PA Industrial Development Jefferson Health System Series A (Health Revenue)	4.00	10/01/2021	700,000	778,183
Montgomery County PA Industrial Development Jefferson Health System Series A (Health Revenue) §	5.00	10/01/2027	3,500,000	3,977,015
Mount Lebanon PA Hospital Authority Saint Clair Memorial Hospital Series A (Health Revenue) §	5.50	07/01/2022	4,400,000	4,407,568
New Morgan PA Municipal Authority Commonwealth Office Project Series A (Miscellaneous Revenue) §	6.50	06/01/2025	2,560,000	2,472,755
Pennsylvania EDFA 30th Street Station Garage Project (Transportation Revenue, ACA Insured) §	5.00	06/01/2013	1,015,000	1,038,010
Pennsylvania EDFA 30th Street Station Garage Project (Transportation Revenue, ACA Insured) §	5.80	06/01/2023	3,515,000	3,589,307
Pennsylvania EDFA Colver Project Series G (Resource Recovery Revenue) §	5.13	12/01/2015	1,150,000	1,162,811
Pennsylvania EDFA Dr. Gertrude A. Barber Center (Health Revenue, Radian Insured) §	5.90	12/01/2030	1,000,000	1,000,940
Pennsylvania HEFAR Allegheny Delaware Valley Obligation Series B (Health Revenue, NATL-RE Insured) §	5.88	11/15/2021	1,130,000	1,130,328
Pennsylvania HEFAR Association of Independent Colleges & University Series FF2 (Education Revenue, Radian Insured) §	5.00	12/15/2024	3,070,000	3,212,295
Pennsylvania HEFAR Lasalle University Series A (Education Revenue) §	5.25	05/01/2027	5,250,000	5,562,375
Pennsylvania HEFAR Shippensburg University Project (Education Revenue) §	5.00	10/01/2020	1,410,000	1,494,981
Pennsylvania HEFAR Shippensburg University Project (Education Revenue) §	6.00	10/01/2031	3,000,000	3,275,610
Pennsylvania HEFAR Shippensburg University Project (Education Revenue) §	6.25	10/01/2043	1,380,000	1,522,582
Pennsylvania HEFAR Widener University (Education Revenue) §	5.25	07/15/2024	2,000,000	2,064,460
Pennsylvania HEFAR Widener University (Education Revenue) §	5.40	07/15/2036	4,500,000	4,661,775
Pennsylvania HFA Single Family Series 106-B (Housing Revenue, GO of Agency Insured) §	4.50	10/01/2024	5,010,000	5,366,462
Pennsylvania Housing Finance Agency Single Family Series 108-B (Housing Revenue) §	4.50	10/01/2024	1,825,000	1,980,527
Pennsylvania Housing Finance Agency Single Family Series 112 (Housing Revenue) §	5.00	04/01/2028	4,685,000	5,109,227
Pennsylvania State Financing Authority Pennsylvania Hills Project Series B (Miscellaneous Revenue, NATL-RE FGIC Municipal Government Guaranteed) ¤	0.00	12/01/2022	1,200,000	774,708
Pennsylvania State Financing Authority Pennsylvania Hills Project Series B (Miscellaneous Revenue, NATL-RE FGIC Municipal Government Guaranteed) ¤	0.00	12/01/2023	3,790,000	2,291,472
Pennsylvania State University Series A (Education Revenue, GO of University Insured) §	5.00	03/01/2023	3,000,000	3,508,200
Pennsylvania Turnpike Commission Series A (Miscellaneous Revenue, AGM Insured)	5.25	07/15/2021	3,545,000	4,393,212

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission Series A (Transportation Revenue, AMBAC Insured) §	5.50%	12/01/2031	$2,000,000	$2,183,260
Pennsylvania Turnpike Commission Series C (Transportation Revenue, Assured Guaranty Insured) §	6.25	06/01/2038	10,000,000	12,069,400
Philadelphia PA IDA First Philadelphia Charter Series A (Miscellaneous Revenue) §	5.30	08/15/2017	845,000	870,536
Philadelphia PA IDA First Philadelphia Charter Series A (Miscellaneous Revenue) §	5.63	08/15/2025	3,540,000	3,564,001
Philadelphia PA IDA Global Leadership Academy Project (Miscellaneous Revenue) §	5.13	11/15/2020	2,000,000	2,044,980
Philadelphia PA IDA Global Leadership Academy Project (Miscellaneous Revenue) §	5.75	11/15/2030	250,000	252,795
Philadelphia PA IDA Series A (Miscellaneous Revenue) §	5.30	09/15/2027	5,150,000	5,080,836
Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project (Miscellaneous Revenue) §	7.50	05/01/2031	1,285,000	1,398,119
Philadelphia PA Municipal Authority Series B (Miscellaneous Revenue, AGM Insured) §	5.25	11/15/2016	2,400,000	2,546,376
Philadelphia PA School District Series C (GO, State Aid Withholding Insured)	5.00	09/01/2018	3,000,000	3,420,870
Philadelphia PA School District Series C (GO, State Aid Withholding Insured)	5.00	09/01/2021	1,395,000	1,606,343
Pittsburgh & Allegheny County PA Sports & Exhibition Authority (Tax Revenue, AGM Insured)	5.00	02/01/2020	1,000,000	1,173,250
Pittsburgh & Allegheny County PA Sports & Exhibition Authority (Tax Revenue, AGM Insured) §	5.00	02/01/2031	3,000,000	3,296,790
Pittsburgh PA Public Parking Authority Series A (Miscellaneous Revenue, NATL-RE, FGIC Insured) §	5.00	12/01/2025	2,500,000	2,597,300
Pittsburgh PA Series A (GO) §	5.00	09/01/2026	1,000,000	1,123,120
Saint Mary Hospital Authority Pennsylvania Catholic Health East Project Series B (Health Revenue) §	5.00	11/15/2016	975,000	1,048,895
Southeastern Pennsylvania Transportation Authority (Miscellaneous Revenue) §	5.00	06/01/2028	4,000,000	4,475,800
State Public School Building Authority Pennsylvania Chester Upland School Project Series C (Lease Revenue, AGM State Aid Withholding Insured) §	5.00	09/15/2026	875,000	986,283
State Public School Building Authority Pennsylvania Northampton County Area Community College Project (Education Revenue) §	5.50	03/01/2031	5,000,000	5,654,250
Wilkes-Barre PA Finance Authority University of Scranton (Education Revenue)	5.00	11/01/2020	1,005,000	1,198,955
Wilkes-Barre PA Finance Authority Wilkes University Project (Education Revenue) §	5.00	03/01/2027	2,600,000	2,671,702

				207,379,709

Puerto Rico: 2.40%
Puerto Rico Electric Power Authority Series UU (Utilities Revenue, AGM Insured) §±	0.83	07/01/2029	6,000,000	4,251,960
Puerto Rico Highway & Transportation Authority Series AA-1 (Tax Revenue, AGM Insured) §	4.95	07/01/2026	1,175,000	1,253,314

				5,505,274

South Carolina: 1.57%
Charleston SC Educational Excellence Finance Corporation (Miscellaneous Revenue) (h)	5.25	12/01/2025	3,230,000	3,589,111

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Pennsylvania Tax-Free Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

Tennessee: 1.34%
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00%	02/01/2020	$2,850,000	$3,059,019

Virgin Islands: 2.81%
Virgin Islands PFA Senior Lien Series A (Tax Revenue) §	5.00	10/01/2029	2,000,000	2,134,980
Virgin Islands PFA Senior Lien Series B (Miscellaneous Revenue) §	5.00	10/01/2025	4,000,000	4,309,560

				6,444,540

Total Municipal Obligations (Cost $214,594,816)				227,010,603

	Yield		Shares
Short-Term Investments: 0.61%

Investment Companies: 0.61%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)	0.01		1,398,233	1,398,233

Total Short-Term Investments (Cost $1,398,233)				1,398,233

Total Investments in Securities
(Cost $215,993,049) *	99.69%	228,408,836
Other Assets and Liabilities, Net	0.31	709,230

Total Net Assets	100.00%	$229,118,066

§	These securities are subject to a demand feature which reduces the effective maturity.

±	Variable rate investment

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

¤	Security issued in zero coupon form with no periodic interest payments.

(h)	Underlying security in an inverse floater structure

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $216,127,446 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$13,064,763
Gross unrealized depreciation	(783,373)

Net unrealized appreciation	$12,281,390

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Statement of Assets and Liabilities—June 30, 2012

Assets
Investments
In unaffiliated securities, at value (see cost below)	$227,010,603
In affiliated securities, at value (see cost below)	1,398,233

Total investments, at value (see cost below)	228,408,836
Receivable for investments sold	536,031
Receivable for Fund shares sold	122,842
Receivable for interest	2,642,001
Prepaid expenses and other assets	12,295

Total assets	231,722,005

Liabilities
Dividends payable	580,920
Payable for floating-rate notes issued	1,615,000
Payable for Fund shares redeemed	217,900
Advisory fee payable	59,117
Distribution fees payable	8,013
Due to other related parties	31,020
Accrued expenses and other liabilities	91,969

Total liabilities	2,603,939

Total net assets	$229,118,066

NET ASSETS CONSIST OF
Paid-in capital	$231,468,357
Overdistributed net investment income	(345,205)
Accumulated net realized losses on investments	(14,420,873)
Net unrealized gains on investments	12,415,787

Total net assets	$229,118,066

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$45,177,974
Shares outstanding – Class A	3,877,617
Net asset value per share – Class A	$11.65
Maximum offering price per share – Class A2	$12.20
Net assets – Class B	$2,264,404
Shares outstanding – Class B	195,080
Net asset value per share – Class B	$11.61
Net assets – Class C	$9,814,719
Shares outstanding – Class C	843,958
Net asset value per share – Class C	$11.63
Net assets – Institutional Class	$171,860,969
Shares outstanding – Institutional Class	14,750,813
Net asset value per share – Institutional Class	$11.65

Investments in unaffiliated securities, at cost	$214,594,816

Investments in affiliated securities, at cost	$1,398,233

Total investments, at cost	$215,993,049

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended June 30, 2012	Wells Fargo Advantage Pennsylvania Tax-Free Fund	15

Investment income
Interest	$11,529,860
Income from affiliated securities	497

Total investment income	11,530,357

Expenses
Advisory fee	870,157
Administration fees
Fund level	124,308
Class A	70,876
Class B	4,551
Class C	14,564
Institutional Class	153,898
Shareholder servicing fees
Class A	110,744
Class B	6,907
Class C	22,756
Distribution fees
Class B	21,331
Class C	68,269
Custody and accounting fees	14,103
Professional fees	30,621
Registration fees	64,372
Shareholder report expenses	24,490
Trustees’ fees and expenses	14,390
Other fees and expenses	26,237

Total expenses	1,642,574
Less: Fee waivers and/or expense reimbursements	(184,260)

Net expenses	1,458,314

Net investment income	10,072,043

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	4,938,817
Futures transactions	(294,589)

Net realized gains on investments	4,644,228

Net change in unrealized gains (losses) on investments	11,408,901

Net realized and unrealized gains (losses) on investments	16,053,129

Net increase in net assets resulting from operations	$26,125,172

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Statements of Changes in Net Assets

	Year Ended June 30, 2012		Year Ended June 30, 2011[1]		Year Ended March 31, 2011[2]

Operations
Net investment income		$10,072,043		$2,826,209		$13,409,281
Net realized gains (losses) on investments		4,644,228		483,337		(1,490,996)
Net change in unrealized gains (losses) on investments		11,408,901		7,115,976		(5,509,676)

Net increase in net assets resulting from operations		26,125,172		10,425,522		6,408,609

Distributions to shareholders from
Net investment income
Class A		(1,726,251)		(423,813)		(1,821,744)
Class B		(89,503)		(35,506)		(213,257)
Class C		(286,134)		(66,109)		(289,525)
Institutional Class		(7,969,631)		(2,300,914)		(11,059,183)[3]

Total distributions to shareholders		(10,071,519)		(2,826,342)		(13,383,709)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	355,261	4,019,314	124,291	887,038	254,426	2,757,822
Class B	1,085	12,255	23	244	7,872	87,060
Class C	137,643	1,556,569	19,773	215,513	80,413	875,881
Institutional Class	1,024,965	11,737,052	302,140	3,280,594	660,469 [3]	7,169,202 [3]

		17,325,190		4,383,389		10,889,965

Reinvestment of distributions
Class A	100,663	1,147,990	21,531	233,976	90,114	986,254
Class B	5,069	57,488	1,917	20,745	12,389	135,340
Class C	18,030	205,259	3,856	41,826	16,292	177,989
Institutional Class	50,744	578,081	12,526	136,104	46,616 [3]	509,650 [3]

		1,988,818		432,651		1,809,233

Payment for shares redeemed
Class A	(530,298)	(5,998,818)	(129,349)	(1,401,843)	(882,623)	(9,626,252)
Class B	(174,412)	(1,950,369)	(104,359)	(662,908)	(251,881)	(2,732,130)
Class C	(75,440)	(848,856)	(25,076)	(269,367)	(160,655)	(1,715,892)
Institutional Class	(5,755,702)	(65,266,809)	(1,722,167)	(18,647,560)	(6,528,096)[3]	(71,209,768)[3]

		(74,064,852)		(20,981,678)		(83,284,042)

Net decrease in net assets resulting from capital share transactions		(54,750,844)		(16,165,638)		(72,584,844)

Total decrease in net assets		(38,697,191)		(8,566,458)		(79,559,944)

Net assets
Beginning of period		267,815,257		276,381,715		355,941,659

End of period		$229,118,066		$267,815,257		$276,381,715

Overdistributed net investment income		$(345,205)		$(345,729)		$(345,596)

1.	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 12, 2010 is that of Evergreen Pennsylvania Municipal Bond Fund.

3.	Class I shares of Evergreen Pennsylvania Municipal Bond Fund became Institutional Class shares on July 12, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Pennsylvania Tax-Free Fund	17

(For a share outstanding throughout each period)

	Year Ended June 30,		Year Ended March 31,
Class A	2012	2011[1]	2011[2]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$10.93	$10.63	$10.90	$9.95	$10.84	$11.32
Net investment income	0.44	0.11	0.44	0.46	0.48	0.48
Net realized and unrealized gains (losses) on investments	0.72	0.30	(0.28)	0.95	(0.89)	(0.49)

Total from investment operations	1.16	0.41	0.16	1.41	(0.41)	(0.01)
Distributions to shareholders from
Net investment income	(0.44)	(0.11)	(0.43)	(0.46)	(0.48)	(0.47)
Net asset value, end of period	$11.65	$10.93	$10.63	$10.90	$ 9.95	$10.84
Total return[3]	10.81%	3.84%	1.56%	14.41%	(3.79)%	(0.05)%
Ratios to average net assets (annualized)
Gross expenses	0.88%[4]	0.87%[4]	0.84%[4]	0.76%[4]	0.73%[4]	0.76%[4]
Net expenses	0.74%[4]	0.74%[4]	0.75%[4]	0.76%[4]	0.73%[4]	0.71%[4]
Net investment income	3.90%	3.98%	3.99%	4.35%	4.67%	4.27%
Supplemental data
Portfolio turnover rate	21%	10%	46%	45%	35%	21%
Net assets, end of period (000’s omitted)	$45,178	$43,188	$41,832	$48,762	$45,158	$48,045

1.	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen Pennsylvania Municipal Bond Fund.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

4.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2012	0.00%[5]
Year ended June 30, 2011[1]	0.01%
Year ended March 31, 2011	0.01%
Year ended March 31, 2010	0.00%[5]
Year ended March 31, 2009	0.01%
Year ended March 31, 2008	0.03%

5.	Amount is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,		Year Ended March 31,
Class B	2012	2011[1]	2011[2]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$10.89	$10.59	$10.86	$9.91	$10.80	$11.27
Net investment income	0.36 [3]	0.09 [3]	0.35 [3]	0.38 [3]	0.40 [3]	0.37
Net realized and unrealized gains (losses) on investments	0.72	0.30	(0.27)	0.95	(0.89)	(0.45)

Total from investment operations	1.08	0.39	0.08	1.33	(0.49)	(0.08)
Distributions to shareholders from
Net investment income	(0.36)	(0.09)	(0.35)	(0.38)	(0.40)	(0.39)
Net asset value, end of period	$11.61	$10.89	$10.59	$10.86	$ 9.91	$10.80
Total return[4]	10.01%	3.66%	0.80%	13.60%	(4.54)%	(0.73)%
Ratios to average net assets (annualized)
Gross expenses	1.62%[5]	1.62%[5]	1.60%[5]	1.51%[5]	1.47%[5]	1.46%[5]
Net expenses	1.49%[5]	1.49%[5]	1.50%[5]	1.51%[5]	1.47%[5]	1.46%[5]
Net investment income	3.15%	3.22%	3.23%	3.63%	3.89%	3.51%
Supplemental data
Portfolio turnover rate	21%	10%	46%	45%	35%	21%
Net assets, end of period (000’s omitted)	$2,264	$3,956	$4,932	$7,573	$11,287	$18,324

1.	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen Pennsylvania Municipal Bond Fund.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

5.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2012	0.00%[6]
Year ended June 30, 2011[1]	0.01%
Year ended March 31, 2011	0.01%
Year ended March 31, 2010	0.00%[6]
Year ended March 31, 2009	0.01%
Year ended March 31, 2008	0.03%

6.	Amount is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Pennsylvania Tax-Free Fund	19

(For a share outstanding throughout each period)

	Year Ended June 30,		Year Ended March 31,
Class C	2012	2011[1]	2011[2]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$10.91	$10.61	$10.88	$9.93	$10.82	$11.29
Net investment income	0.36	0.09	0.35	0.38	0.40	0.38
Net realized and unrealized gains (losses) on investments	0.72	0.30	(0.27)	0.95	(0.88)	(0.46)

Total from investment operations	1.08	0.39	0.08	1.33	(0.48)	(0.08)
Distributions to shareholders from
Net investment income	(0.36)	(0.09)	(0.35)	(0.38)	(0.41)	(0.39)
Net asset value, end of period	$11.63	$10.91	$10.61	$10.88	$ 9.93	$10.82
Total return[3]	9.99%	3.65%	0.80%	13.58%	(4.52)%	(0.72)%
Ratios to average net assets (annualized)
Gross expenses	1.63%[4]	1.62%[4]	1.59%[4]	1.51%[4]	1.48%[4]	1.46%[4]
Net expenses	1.49%[4]	1.49%[4]	1.50%[4]	1.51%[4]	1.48%[4]	1.46%[4]
Net investment income	3.15%	3.23%	3.23%	3.61%	3.91%	3.52%
Supplemental data
Portfolio turnover rate	21%	10%	46%	45%	35%	21%
Net assets, end of period (000’s omitted)	$9,815	$8,331	$8,118	$9,020	$8,387	$9,896

1.	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen Pennsylvania Municipal Bond Fund.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

4.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2012	0.00%[5]
Year ended June 30, 2011[1]	0.01%
Year ended March 31, 2011	0.01%
Year ended March 31, 2010	0.00%[5]
Year ended March 31, 2009	0.01%
Year ended March 31, 2008	0.03%

5.	Amount is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,		Year Ended March 31,
Institutional Class	2012	2011[1]	2011[2]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$10.93	$10.63	$10.90	$9.95	$10.84	$11.31
Net investment income	0.47	0.11	0.46	0.49	0.51	0.50
Net realized and unrealized gains (losses) on investments	0.72	0.30	(0.27)	0.95	(0.89)	(0.47)

Total from investment operations	1.19	0.41	0.19	1.44	(0.38)	0.03
Distributions to shareholders from
Net investment income	(0.47)	(0.11)	(0.46)	(0.49)	(0.51)	(0.50)
Net asset value, end of period	$11.65	$10.93	$10.63	$10.90	$ 9.95	$10.84
Total return[3]	11.08%	3.91%	1.82%	14.69%	(3.55)%	0.29%
Ratios to average net assets (annualized)
Gross expenses	0.55%[4]	0.55%[4]	0.54%[4]	0.51%[4]	0.47%[4]	0.45%[4]
Net expenses	0.49%[4]	0.49%[4]	0.50%[4]	0.51%[4]	0.47%[4]	0.45%[4]
Net investment income	4.15%	4.22%	4.23%	4.61%	4.88%	4.51%
Supplemental data
Portfolio turnover rate	21%	10%	46%	45%	35%	21%
Net assets, end of period (000’s omitted)	$171,861	$212,341	$221,498	$290,586	$332,597	$555,535

1.	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen Pennsylvania Municipal Bond Fund.

3.	Returns for periods of less than one year are not annualized.

4.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2012	0.00%[5]
Year ended June 30, 2011[1]	0.01%
Year ended March 31, 2011	0.01%
Year ended March 31, 2010	0.00%[5]
Year ended March 31, 2009	0.01%
Year ended March 31, 2008	0.03%

5.	Amount is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Pennsylvania Tax-Free Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Pennsylvania Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities with original maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest

22	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Notes to Financial Statements

rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Inverse floating-rate obligations

The Fund may participate in inverse floating-rate obligation (“Inverse Floater”) structures whereby a fixed-rate bond (“Fixed-Rate Bond”) purchased by the Fund is transferred to a tender option bond trust (“TOB Trust”). The TOB Trust issues floating-rate notes (“Floating-Rate Notes”) to third-parties, which are collateralized by the Fixed-Rate Bond, and the Fund buys a residual interest in the TOB Trust’s assets and cash flows. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par, and (2) to have the Fixed-Rate Bond held by the TOB Trust transferred back to the Fund, thereby collapsing the TOB Trust. The Fund accounts for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in its Portfolio of Investments, and by recording the Floating-Rate Notes as a liability in the Statement of Assets and Liabilities. The Fund also records the interest paid on Floating-Rate Notes as interest expense. The Floating-Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes for redemption at par at each reset date. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is

Notes to Financial Statements	Wells Fargo Advantage Pennsylvania Tax-Free Fund	23

the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

At June 30, 2012, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Pre-enactment Capital Loss Expiration
2013	2015	2016	2017
$627,326	$3,458,446	$4,324,935	$5,875,768

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal obligations	$0	$227,010,603	$0	$227,010,603
Short-term investments
Investment companies	1,398,233	0	0	1,398,233
	$1,398,233	$227,010,603	$0	$228,408,836

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

24	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Notes to Financial Statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2012, the advisory fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.16%
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.74% for Class A, 1.49% for Class B, 1.49% for Class C and 0.49% for Institutional Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended June 30, 2012, Wells Fargo Funds Distributor, LLC received $5,903 from the sale of Class A shares and $447 and $14 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B and Class C of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended June 30, 2012 were $50,958,918 and $106,316,779, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2012, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help shorten the duration of the portfolio.

Notes to Financial Statements	Wells Fargo Advantage Pennsylvania Tax-Free Fund	25

As of June 30, 2012, the Fund did not have any open futures contracts but had an average notional amount of $5,986,150 in short futures contracts during the year ended June 30, 2012.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee was equal 0.125% of the unused balance. For the year ended June 30, 2012, the Fund paid $369 in commitment fees.

For the year ended June 30, 2012, there were no borrowings by the Fund under the agreement.

During the year ended June 30, 2012, the Fund held Floating-Rate Notes that had an average daily balance outstanding of $1,615,000 and incurred interest and fee expense in the amount of $13,744.

At June 30, 2012, the Fund had the following Floating-Rate Notes outstanding:

Floating-Rate Notes			Value of Collateral for Floating-Rate Notes Outstanding	Rate of Interest Expense
Amount Outstanding	Maturity Date	Interest Rate
$1,615,000	12/01/2013	9.97%	$3,589,111	4.72%

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2012, June 30, 2011 and March 31, 2011 were as follows:

	Year ended June 30,		Year ended March 31, 2011
	2012	2011*
Ordinary Income	$133,830	$32,546	$150,146
Tax-Exempt Income	9,937,689	2,793,796	13,233,563

*	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax Exempt Income	Unrealized Gains	Capital Loss Carryforward
$260,358	$12,281,390	$(14,286,475)

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Notes to Financial Statements

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Pennsylvania Tax-Free Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Pennsylvania Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended and for the year ended March 31, 2011, and the financial highlights for each of the years or periods in the two-year period then ended and each of the four years ended March 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Pennsylvania Tax-Free Fund as of June 30, 2012, the results of its operations, changes in their net assets, and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 24, 2012

28	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Other Information (Unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 98.68% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2012.

Pursuant to Section 871 of the Internal Revenue Code, $133,830 has been designated as interest-related dividends for nonresident alien shareholders.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

30	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

Other Information (Unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Pennsylvania Tax-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and Wells Capital Management were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Wells Capital Management supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s

32	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Other Information (Unaudited)

benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was higher than or in range of the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Lipper Pennsylvania Municipal Debt Funds Index, for the periods under review.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were in range of the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were in range of the median rates for the Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Other Information (Unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	33

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

34	Wells Fargo Advantage Pennsylvania Tax-Free Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

210655 08-12 A255/AR255 06-12

Wells Fargo Advantage

Short-Term Municipal Bond Fund

Annual Report

June 30, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $207 billion in assets under management, as of June 30, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Short-Term Municipal Bond Fund	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Short-Term Municipal Bond Fund for the 12-month period that ended June 30, 2012. The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and a great amount of uncertainty regarding sovereign debt risk—both here and in Europe. In this environment, municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade2 municipal bonds throughout the country, gained 9.90% for the period.

The economy grew, but the recovery has only been modest.

The U.S. is three years into a modest economic recovery, but several factors held back growth despite the Federal Reserve’s (Fed) accommodative monetary policy. In Europe, much uncertainty remained about the outcome of the eurozone debt crisis and whether policymakers will be able to resolve it without any countries defaulting or leaving the euro. In addition, Europe has again entered a recession. In Asia, China’s economy slowed. Here at home, the federal budget deficit and a potential “fiscal cliff”, which describes the possible effect of higher taxes resulting from the expiration of several tax cuts and the implementation of federal spending reduction measures have added uncertainty. Finally, U.S. homebuilding is only in the early stages of a recovery.

In an effort to further bolster the economy, especially the labor market, the Fed has indicated its commitment to maintaining a highly accommodative monetary policy. Based on public statements and its actions, the Fed appears to believe that economic conditions warrant an extremely low federal funds target rate—a short-term bank lending rate—which may remain near 0% through late 2014. The Fed also apparently plans to continue its “Operation Twist,” which involves buying U.S. Treasury securities with maturities greater than six years and selling U.S. Treasury securities with maturities less than three years, in an effort to keep longer-term interest rates low.

A demand for relative safe-haven securities led to ultra-low interest rates.

Interest rates as measured by 10-year U.S. Treasury yields declined 150 basis points (100 bps equals 1.00%) over the past year to nearly 1.5% at the end of June 2012, a modern-era record low. Not only has the Fed been successful in engineering low interest rates, but investors have rushed to buy U.S. Treasury securities as a relative safe-haven asset in the midst of uncertainty surrounding the European debt crisis. Even the downgrade of the U.S. Government’s credit

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest).Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	3

rating by Standard & Poor’s last August did not dampen enthusiasm for U.S. debt. Meanwhile, municipal bonds also benefited in each of the past four quarters as yields declined.

Municipal creditworthiness benefited from stronger economic growth.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations. As of the first quarter of 2012, the U.S. Census Bureau released figures showing that state and local municipalities have had 10 consecutive quarters of combined revenue growth. These revenues were driven by stronger general sales and individual income tax collections.

Difficult decisions have also been made by municipalities to restructure their balance sheets. While many states balanced their budgets by passing costs to local issuers, a number of local governments have made tough decisions to cut spending and balance their budgets despite the hard times. Looking to the future, 43 states have also taken steps over the past three years to shore up their long-term finances by enacting changes to their state retirement plans for their public employees and teachers.

While the overall credit strength of the municipal market is improving, several cities have filed for bankruptcy protection. Our credit research team has given us the capacity to closely monitor these situations and discerning the difference between municipal securities that are directly affected and those that are not. Additionally, while our municipal income funds are not immune from the effects of bankruptcy of municipal issuers, our shareholders should know that the bulk of our funds’ holdings are in revenue bonds, which have their own dedicated income sources.

Our message to our shareholders remains the same.

We believe a long-term investment strategy is the key to ensuring our shareholders reach their financial goals. Despite record-low interest rates, we see opportunity in sectors where yields remain generous relative to U.S. Treasury yields, such as A- and BBB-rated municipal bonds2. The capabilities of our credit research team and our relative-value approach to managing investments with a focus on duration3, yield curve4, sector, and issuer selection remain in place. Together with our investment expertise and your commitment to reaching your financial goals, we’ll go far.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations.

3.	Duration is a measurement of the sensitivity of a bond’s price to changes in Treasury yields. A Fund’s duration is the weighted-average of duration of the bonds in the portfolio. Duration should be interpreted as the approximate change in a bond’s (or Fund’s) price for a 100 bps change in Treasury yields.

4.	A graphical representation of fixed income security yields (usually U.S. Treasuries) at their respective maturities, starting with the shortest time to maturity and sequentially plotting in a line chart to the longest maturity.

4	Wells Fargo Advantage Short-Term Municipal Bond Fund	Letter to Shareholders (Unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	5

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Wendy Casetta

Lyle J. Fitterer, CFA, CPA

FUND INCEPTION

December 31, 1991

12 MONTH TOTAL RETURN AS OF JUNE 30, 2012
Class A (Excluding Sales Charges)	2.77%
Barclays Composite 1- and 3-Year Municipal Bond Index[1]	1.81%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 0.60% for Class A Shares. The Fund’s gross and net expense ratios are 0.79% and 0.60%, respectively, for Class A shares, as stated in the most recent prospectus. Without these reductions, the Fund’s returns would have been lower.

1.	The Barclays Composite 1- and 3-Year Municipal Bond Index is a blended index weighted 50% in the Barclays 1-Year Municipal Bond Index (the 1-2 year component of the Barclays Municipal Bond Index, which is an unmanaged index composed of long-term tax exempt bonds with a minimum credit rating of Baa), and 50% in the Barclays 3-Year Municipal Bond Index (the 2-4 year component of the Barclays Municipal Bond Index). You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Short-Term Municipal Bond Fund Class A shares for the most recent ten years with the Barclays Composite 1- and 3-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

6	Wells Fargo Advantage Short-Term Municipal Bond Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed its benchmark, the Barclays Composite 1- and 3-Year Municipal Bond Index, for the fiscal year that ended June 30, 2012.

■

Municipal yields declined during the 12-month period, and lower-quality bonds outperformed higher-quality bonds. The Fund’s yield curve, sector, and quality decisions all added value during the period. The Fund’s duration stance slightly held back performance.

■

Our continued overweight to lower-rated bonds and underweight to higher-rated and prerefunded bonds helped performance. Corporate-backed municipal securities such as industrial development revenue and pollution control revenue bonds, and health care were some of the specific sectors in which we did well. We continue to have an underweight in California, but our specific bonds in that state did well. We also have an overweight in Illinois general obligation bonds that have performed well.

The yield curve was steep and lower-rated credit outperformed higher-grade debt.

Economic activity accelerated modestly in late 2011 and early 2012 but appears to have slowed recently. In an apparent effort to boost growth by keeping interest rates low, the Federal Reserve (Fed) continued its accommodative monetary policy. Meanwhile, many investors concerned about the European sovereign debt situation bought Treasury securities as a relative safe-haven asset. As a result, U.S. Treasury yields fell to record lows.

CREDIT QUALITY[3] (AS OF JUNE 30, 2012)

In our view, lower-quality bonds remained attractive, and the yield curve was steep. Our investment strategy, therefore, was consistent with the decisions we’ve been making for the Fund over the past two years. The Fund’s yield-curve strategy was positioned to maintain the Fund’s duration and increase yield. We added market-distressed but what we believe to be credit-sound variable-rate demand notes to be able to quickly respond should the U.S. recover more quickly than we anticipated. We also increased our exposure to floating-rate notes with final maturities between three and seven years. This maturity structure allowed us to assume some credit risk while taking on little duration risk, and it should benefit from a rising interest-rate environment and flatter yield curve. We also continue to like bonds with short put features. We’ve been able to add value by purchasing slightly longer bonds and selling them when they become eligible for money market funds to purchase.

3.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment-grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Performance Highlights (Unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	7

EFFECTIVE MATURITY DISTRIBUTION[4] (AS OF JUNE 30, 2012)

Even with the strong performance of lower-rated credit thus far, we are still finding many opportunities within A- or BBB-rated bonds. The Fund’s overall credit-quality profile was little changed, although we reduced our AAA- and A-rated bonds and added AA- and BBB-rated securities. We believe that our team of credit analysts has done a great job identifying good credits in a challenging credit environment. We continue to like corporate-backed bonds, health care bonds, and education bonds.

Supply/demand imbalance is likely to help support municipal bond prices.

Total tax-exempt supply for the period was significantly below average and has resulted in a net negative supply situation, whereby the municipal market is contracting. That is, there are not enough new bonds being issued to satisfy demand from coupon payments and bond maturities.

Higher rates and credit stability/improvement reflect our positioning going forward.

With the Fed’s stated intention to maintain its highly accommodative monetary policy, both U.S. Treasury and municipal yields could remain low over the medium term. Our bias is for interest rates to rise over the longer term as the economy gradually improves, and we expect the yield curve will flatten. Therefore, we plan to keep the Fund’s duration slightly shorter than the benchmark and focus on bonds with four- to six-year maturities that we believe may benefit as they “roll down” the curve, or closer to maturity.

Despite the negative press surrounding a handful of troubled credits, we believe fundamental municipal credit quality continues to improve. Most state and local governments have acted responsibly and made difficult, fiscally prudent decisions. Forty-three states have implemented some level of pension reform and efforts continue along this front. The recovery we are seeing is not even, especially for local government issuers. Some municipalities will fare better than others, further underscoring the importance of fundamental credit analysis and individual security selection. Nevertheless, as the overall economy continues to improve, we believe municipal credit quality should follow, and, consequently, credit spreads should tighten.

We continue to favor lower-rated investment-grade debt and are of the opinion that BBB-rated bonds provide the best opportunity for higher risk-adjusted returns as credit spreads tighten upon improvement in the economy, albeit at a slower pace. We are continuously monitoring the marketplace and will look for attractively priced bonds from fundamentally sound issuers.

4.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

8	Wells Fargo Advantage Short-Term Municipal Bond Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JUNE 30, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (WSMAX)	07/18/2008	(0.50)	0.72	3.34	3.37	1.53	2.77	3.76	3.58	0.79%	0.60%
Class C (WSSCX)	01/31/2003	0.15	1.01	2.95	2.62	1.15	2.01	2.95	2.62	1.54%	1.35%
Administrator Class (WSTMX)	07/30/2010					1.53	2.77	3.74	3.47	0.73%	0.60%
Institutional Class (WSBIX)	03/31/2008					1.63	2.88	3.93	3.67	0.46%	0.40%
Investor Class (STSMX)	12/31/1991					1.51	2.74	3.72	3.56	0.82%	0.63%
Barclays Composite 1- and 3-Year Municipal Bond Index						0.90	1.81	3.56	2.95

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield securities risk, and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

5.	Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of the Investor Class no such adjustment is reflected). If these expenses had not been included, returns would be higher. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01-01-2012	Ending Account Value 06-30-2012	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,015.26	$3.01	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02	0.60%
Class C
Actual	$1,000.00	$1,011.49	$6.75	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$6.77	1.35%
Administrator Class
Actual	$1,000.00	$1,015.25	$3.01	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02	0.60%
Institutional Class
Actual	$1,000.00	$1,016.26	$2.01	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	$2.01	0.40%
Investor Class
Actual	$1,000.00	$1,015.10	$3.16	0.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.17	0.63%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Municipal Obligations: 101.15%

Alabama: 1.00%
Birmingham AL Airport Authority (Airport Revenue)	3.00%	07/01/2013	$1,245,000	$1,270,161
Chatom AL Industrial Development Board Gulf Opportunity Zone PowerSouth Energy Cooperative Projects Series A (Utilities Revenue, National Rural Utilities Cooperative Finance Corporation SPA) ±§	0.60	11/15/2038	15,750,000	15,746,220
Chatom AL Industrial Development Board Solid Waste Disposal Facilities Refunding PowerSouth Energy Series B (Utilities Revenue)	4.00	08/01/2014	5,840,000	6,151,214
Chatom AL Industrial Development Board Solid Waste Disposal Facilities Refunding PowerSouth Energy Series B (Utilities Revenue)	4.00	08/01/2015	2,890,000	3,095,306
Courtland AL Industrial Development Board International Paper Company Project Series A (IDR)	5.00	11/01/2013	4,000,000	4,194,920
East Alabama Health Care Authority Series B (Health Revenue)	4.63	09/01/2012	1,150,000	1,157,544
Fairfield AL Industrial Development Board U.S. Steel Corporation Project (IDR)	5.38	06/01/2015	11,855,000	12,181,368
Mobile AL Industrial Development Board PCR Alabama Power Company Barry Series B (IDR) ±§	4.88	06/01/2034	1,500,000	1,544,565
University of Alabama at Birmingham Hospital Series A (Health Revenue)	5.00	09/01/2012	800,000	805,720
University of Alabama at Birmingham Hospital Series A (Health Revenue)	5.00	09/01/2013	380,000	397,503
Wedowee Chimney Cove AL Improvement District Chimney Cove Project (Miscellaneous Revenue, West Georgia National Bank LOC) ±§(s)(i)	5.00	07/01/2037	3,245,000	1,949,920

				48,494,441

Alaska: 0.59%
Alaska Energy Authority Linked Bears & Bulls (Utilities Revenue, FSA Insured) §	6.60	07/01/2015	2,500,000	2,669,400
Alaska Industrial Development & Export Authority Snettisham Hydroelectric Project (Utilities Revenue, AMBAC Insured) §	6.00	01/01/2015	460,000	461,435
Alaska State Housing Finance Corporation Series D (Housing Revenue, Landesbank Baden-Wuerttemberg SPA) ±§	0.41	12/01/2041	25,120,000	25,120,000
Alaska Student Loan Corporation Series A-2 (Education Revenue)	5.00	06/01/2014	500,000	537,710

				28,788,545

Arizona: 1.72%
Arizona Department of Administration Series B (Miscellaneous Revenue, AGM Insured)	5.00	10/01/2013	1,750,000	1,845,322
Arizona Health Facilities Authority Phoenix Catholic Healthcare West Series E (Health Revenue) ±§	5.00	07/01/2029	2,570,000	2,571,028
Arizona Health Facilities Authority Phoenix Children’s Hospital Series A (Health Revenue) ±§	1.18	02/01/2042	21,515,000	20,302,199
Arizona Health Facilities Authority Phoenix Children’s Hospital Series B (Health Revenue) ±§	1.03	02/01/2042	15,175,000	14,375,884
Arizona School Facilities Board State School Trust (Miscellaneous Revenue, AMBAC Insured)	4.25	07/01/2015	4,225,000	4,497,766
Arizona School Facilities Board State School Trust Series A (Miscellaneous Revenue, AMBAC Insured)	5.50	07/01/2014	4,590,000	4,960,872
Arizona Sports & Tourism Authority Multipurpose Stadium Facility Project (Miscellaneous Revenue, NATL-RE Insured) §	5.25	07/01/2015	2,300,000	2,413,505
Fort McDowell AZ Yavapai Nation Gaming (Miscellaneous Revenue) §	7.75	05/01/2024	18,525,000	18,957,744
Gilbert AZ Water Reserve Municipal Property Corporation Sub Lien (Water & Sewer Revenue) §	4.75	10/01/2032	2,370,000	2,375,309

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Short-Term Municipal Bond Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

Arizona (continued)
Maricopa County AZ IDA Catholic Healthcare West Series A (Health Revenue)	5.00%	07/01/2013	$2,000,000	$2,084,380
Maricopa County AZ IDA Catholic Healthcare West Series B (Health Revenue) ±§	5.00	07/01/2025	635,000	635,254
Pima County AZ IDA Constellation Schools Project (Miscellaneous Revenue) §	6.38	01/01/2019	2,660,000	2,773,103
Pima County AZ IDA Global Water Research LLC Project (IDR) §	5.50	12/01/2013	1,120,000	1,142,512
Verrado AZ Community Facilities District # 1 GO (Tax Revenue) §	4.85	07/15/2014	775,000	790,632
Watson AZ Community Facilities Distribution (Miscellaneous Revenue)	5.10	07/01/2012	1,166,000	1,166,093
Watson AZ Community Facilities Distribution (Miscellaneous Revenue)	5.20	07/01/2013	1,220,000	1,234,628
Watson AZ Community Facilities Distribution (Miscellaneous Revenue)	5.30	07/01/2014	1,386,000	1,412,362
White Mountain AZ Apache Tribe Fort Apache Indian Reservation Fort Apache Timber Equipment Lease (Miscellaneous Revenue) (s)(i)	6.25	03/04/2012	600,747	387,320

				83,925,913

Arkansas: 0.00%
Arkansas Development Financial Authority Public Health Laboratory Project (Health Revenue, AMBAC Insured) §	3.90	12/01/2024	185,000	185,055

California: 10.16%
Alameda County CA COP CAB (Miscellaneous Revenue, NATL-RE Insured) ¤	0.00	06/15/2014	2,185,000	2,007,556
Alhambra CA City Elementary School Project CAB Series D (GO, AGM Insured) ¤	0.00	09/01/2014	1,570,000	1,533,466
Branch Banking & Trust Municipal Trust Various States (Miscellaneous Revenue, RaboBank Nederland LOC) ±§144A	1.05	08/01/2014	34,000,000	33,991,840
California DWR Center Valley Project Series AL (Water & Sewer Revenue) %%	5.00	12/01/2017	3,295,000	3,949,189
California DWR Center Valley Project Series AL (Water & Sewer Revenue) %%	5.00	12/01/2018	2,000,000	2,436,180
California DWR Center Valley Project Series AM (Water & Sewer Revenue) %%	5.00	12/01/2018	2,500,000	2,958,700
California Educational Facilities Authority Series 3067X (Education Revenue, Morgan Stanley Bank LIQ) ±§144A	0.27	10/01/2039	24,857,143	24,857,143
California Series B (GO) ±§	0.93	05/01/2017	7,000,000	7,014,070
California Series B (GO) ±§	1.08	05/01/2018	6,000,000	6,014,580
California Series DCL-011 (GO, Dexia Credit Local LOC, FSA Insured) ±§	0.87	08/01/2027	33,935,000	33,935,000
California HFFA Catholic Healthcare Series A (Health Revenue)	4.00	03/01/2014	3,375,000	3,560,456
California HFFA Catholic Healthcare Series F (Health Revenue) ±§	5.00	07/01/2027	6,025,000	6,466,150
California HFFA Series 3239 (Health Revenue, Morgan Stanley Bank LIQ) ±§144A	0.33	11/15/2031	25,000,000	25,000,000
California Infrastructure & Economic Development Colburn School Project (Education Revenue) ±§	0.43	08/01/2037	53,925,000	51,037,855
California MSTR Class A (GO, Societe Generale LOC & LIQ) ±§	0.28	06/01/2032	17,000,000	17,000,000
California Municipal Finance Authority Waste Management Incorporated Project Series A (Resource Recovery Revenue) ±§	2.38	02/01/2039	10,000,000	10,087,000
California PCFA Waste Management Incorporated Project Series A (Resource Recovery Revenue) ±§	5.00	11/01/2038	5,000,000	5,179,450
California PCFA West Company Series A (Resource Recovery Revenue, Bank of America NA LOC) §	5.13	01/01/2014	875,000	877,354

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
California Statewide CDA Disposal Republic Services Series A (Resource Recovery Revenue)	4.95%	12/01/2012	$1,250,000	$1,272,787
California Statewide CDA Front Porch Communities & Services Project Series B (Health Revenue, Sovereign Bank NA) ±§	1.46	04/01/2037	17,000,000	17,000,000
California Statewide CDA International School Peninsula Project (Education Revenue) §	4.60	11/01/2013	335,000	338,058
California Statewide CDA Kaiser Permanente Series C (Health Revenue) ±§	5.00	11/01/2029	6,000,000	6,949,440
Chino Ontario Upland CA Water Facilities Authority COP Agua de Lejos Project (Water & Sewer Revenue, NATL-RE, FGIC Insured) §	5.20	10/01/2015	615,000	618,961
Culver City CA RDFA (Tax Revenue, AMBAC Insured) §	5.50	11/01/2014	1,455,000	1,494,954
Delano CA Financing Authority Lease Police Station & Capital Improvements Series A (Miscellaneous Revenue)	3.00	12/01/2013	940,000	962,710
Eureka CA Unified School District CAB Series A (GO, NATL-RE, FGIC Insured) §¤	0.00	08/01/2018	6,520,000	5,363,091
Gilroy CA Unified School District BAN (GO)	5.00	04/01/2013	1,210,000	1,253,729
Golden State Tobacco Securitization Corporation California Enhanced Asset-Backed Series A (Tobacco Revenue, AMBAC Insured)	5.00	06/01/2013	5,575,000	5,726,696
Golden State Tobacco Securitization Corporation Series 2954 (Tobacco Revenue, Morgan Stanley Bank LIQ) ±§	0.78	06/01/2047	31,160,000	31,160,000
Inland Valley CA Development Agency Series B (Tax Revenue) ±§	4.25	03/01/2041	35,100,000	36,695,646
Inland Valley CA Development Agency Series C (Tax Revenue) ±§	4.50	03/01/2041	17,700,000	18,776,160
Kirkwood Meadows CA Public Utility District (Utilities Revenue) §	4.50	05/01/2013	6,715,000	6,723,461
Long Beach CA Bond Finance Authority Natural Gas Purchase Series A (Utilities Revenue)	5.00	11/15/2014	800,000	845,672
Los Angeles CA Regional Airports Authority (Airport Revenue, AGM Insured)	5.00	01/01/2015	1,120,000	1,213,733
Metropolitan Water District of Southern California Waterworks Series A-2 (Water & Sewer Revenue, Banco Bilboa Vizcaya SPA) ±§	0.75	07/01/2021	6,595,000	6,595,000
Metropolitan Water District of Southern California Waterworks Series B-2 (Water & Sewer Revenue, Banco Bilboa Vizcaya SPA) ±§	0.50	07/01/2035	11,085,000	11,085,000
Monterey County CA COP Refinancing Project (Miscellaneous Revenue, AGM Insured)	4.00	08/01/2013	800,000	826,304
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±§	0.94	07/01/2019	18,025,000	14,963,274
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±§	0.91	07/01/2017	17,745,000	16,282,102
Oakland CA Unified School District (GO, NATL-RE, FGIC Insured)	5.00	08/01/2016	2,810,000	3,104,404
Port Hueneme CA Redevelopment Agency Central Community Project (Tax Revenue, AMBAC Insured) §	5.50	05/01/2014	870,000	881,536
Port of Oakland CA Series N AMT (Airport Revenue, NATL-RE Insured) §	5.00	11/01/2014	4,090,000	4,139,162
Poway CA Community Facilities District # 88-1 Parkway Business (Tax Revenue)	3.50	08/15/2013	3,070,000	3,136,987
Sacramento CA City Financing Authority Series A (Miscellaneous Revenue, AMBAC Insured) §	5.38	11/01/2014	4,365,000	4,546,409
Sacramento CA City Financing Authority Series B (Miscellaneous Revenue) §	5.00	11/01/2014	1,135,000	1,176,371
Sacramento County CA Sanitation Districts Financing Authority Class A (Water & Sewer Revenue, Societe Generale LOC & LIQ, FGIC Insured) ±§	0.35	12/01/2035	9,000,000	9,000,000
San Bernardino County CA COP Arrowhead Project Series A (Miscellaneous Revenue)	5.00	08/01/2012	1,315,000	1,319,931
San Buenaventura CA Community Memorial Health System (Health Revenue)	5.00	12/01/2016	1,730,000	1,828,160

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Short-Term Municipal Bond Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
San Diego CA PFFA Ballpark Series A (Miscellaneous Revenue, AMBAC Insured) 144A	5.00%	02/15/2014	$4,310,000	$4,591,184
San Diego CA PFFA Ballpark Series A (Miscellaneous Revenue, AMBAC Insured) 144A	5.00	02/15/2015	4,525,000	4,975,102
San Francisco CA Building Authority Civic Center Project Series A (Miscellaneous Revenue)	5.00	12/01/2013	1,000,000	1,061,570
San Francisco CA City & County Redevelopment Agency Hotel Occupancy (Tax Revenue, AGM Insured)	3.00	06/01/2014	790,000	815,604
San Francisco CA City & County Redevelopment Agency Hotel Occupancy (Tax Revenue, AGM Insured)	4.00	06/01/2015	2,515,000	2,693,339
San Jose CA Airport Authority Series A-1 (Airport Revenue)	3.50	03/01/2014	1,000,000	1,040,410
San Manuel CA Entertainment Authority Series 2004-C (Tax Revenue) §144A	4.50	12/01/2016	6,900,000	6,907,383
Sierra CA Joint Community College District School Facilities Improvement District #2 CAB Series B (GO, NATL-RE Insured) ¤	0.00	08/01/2015	500,000	481,255
Southern California Public Power Authority Southern Transmission Series A (Utilities Revenue, AGM Insured, Bank of America NA SPA) ±§	0.35	07/01/2021	11,050,000	11,050,000
Upland CA COP San Antonio Community Hospital Project (Miscellaneous Revenue)	5.00	01/01/2015	1,915,000	2,068,870
Washington Township CA Health Care District Series A (Health Revenue)	5.00	07/01/2012	300,000	300,060
Washington Township CA Health Care District Series A (Health Revenue)	5.00	07/01/2014	1,000,000	1,058,280
Washington Township CA Health Care District Series A (GO)	6.50	08/01/2013	750,000	793,470
Washington Township CA Health Care District Series A (GO)	6.50	08/01/2014	1,000,000	1,105,010
Whittier CA Health Facility Revenue Presbyterian Intercommunity Hospital D (Health Revenue)	5.00	06/01/2013	3,000,000	3,110,370

				495,237,634

Colorado: 0.74%
Colorado ECFA Northwest University Project (Education Revenue, Bank of America NA LOC) ±§	0.35	09/01/2037	26,435,000	26,435,000
Colorado ECFA Twin Peaks Charter School (Education Revenue) §	5.75	11/15/2018	130,000	139,599
Public Authority for Colorado Energy Natural Gas (Utilities Revenue) §	5.75	11/15/2018	8,375,000	9,373,216

				35,947,815

Connecticut: 2.14%
Connecticut HEFA Bridgeport Hospital Series D (Health Revenue)	2.00	07/01/2015	2,240,000	2,280,746
Connecticut HEFA Bridgeport Hospital Series D (Health Revenue)	5.00	07/01/2016	2,380,000	2,699,682
Connecticut Series A (GO) ±§	0.71	04/15/2016	5,000,000	5,006,750
Connecticut Series A (GO) ±§	0.86	04/15/2017	4,600,000	4,612,420
Connecticut Series A (GO) ±	0.95	05/15/2017	17,000,000	17,000,000
Connecticut Series A (GO) ±	1.10	05/15/2018	17,740,000	17,740,000
Connecticut Series A (GO) ±§	1.13	03/01/2017	12,545,000	12,690,647
Connecticut Series A (GO) ±§	1.38	03/01/2018	13,500,000	13,709,790
Connecticut Series A (GO) ±§	1.53	03/01/2019	21,500,000	21,753,270
Connecticut Series C (GO) ±	0.83	05/15/2016	5,000,000	5,042,750
Eastern Connecticut Resource Recovery Authority Solid Waste Wheelabrator Lisbon Incorporated Project Series A (Resource Recovery Revenue) §	5.50	01/01/2014	1,655,000	1,660,776
Naugatuck CT COP Incineration Facility Project Series A (Miscellaneous Revenue, AMBAC Insured) §	5.00	06/15/2015	305,000	309,575

				104,506,406

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

District of Columbia: 1.17%
District of Columbia BAN Pilot Arthur (Tax Revenue)	4.00%	12/01/2012	$2,900,000	$2,930,972
District of Columbia Convention Center Authority Series A (Tax Revenue, AMBAC Insured)	5.00	10/01/2012	1,980,000	2,002,334
District of Columbia HFA Series B (Housing Revenue) §	5.63	06/01/2035	560,000	563,276
District of Columbia Income Tax Secured Refunding Series E (Tax Revenue) ±§	0.93	12/01/2017	13,000,000	13,001,300
District of Columbia Population Services International (Miscellaneous Revenue, SunTrust Bank LOC) ±§	0.47	11/01/2042	18,200,000	18,200,000
District of Columbia Water & Sewer Authority Public Utility District Series 3058X (Water & Sewer Revenue, Morgan Stanley Bank LIQ) ±§144A	0.27	10/01/2039	9,130,000	9,130,000
District of Columbia Water & Sewer Authority Public Utility District Series B2 (Water & Sewer Revenue) ±§	0.76	10/01/2040	11,000,000	11,001,760

				56,829,642

Florida: 7.07%
Boynton Beach FL Utility System Refunding (Water & Sewer Revenue, NATL-RE FGIC Insured) §	5.00	11/01/2012	140,000	141,231
Broward County FL School Board (Miscellaneous Revenue, AGM Insured, PNC Bank NA SPA) ±§	0.45	07/01/2031	25,000,000	25,000,000
Citizens Property Insurance Corporation of Florida (Miscellaneous Revenue, AGM Insured) ±	1.83	06/01/2014	31,000,000	31,304,110
Citrus County FL COP (Miscellaneous Revenue, Assured Guaranty Insured)	4.00	04/01/2013	2,170,000	2,217,935
Collier County FL IDA Redlands Christian Migrant (Education Revenue, Bank of America NA LOC) ±§	0.55	12/01/2026	3,100,000	3,100,000
Connerton FL West Community Development District Series B (Miscellaneous Revenue) (s)(i)	5.13	05/01/2016	1,400,000	535,570
Cooper City FL Utility System CAB (Water & Sewer Revenue, AMBAC Insured) §¤	0.00	10/01/2013	750,000	686,872
Emerald Coast FL Utilities Authority Revenue Series B (Utilities Revenue, NATL-RE, IBC, FGIC Insured)	6.25	01/01/2013	1,000,000	1,025,870
Escambia County FL Utilities Authority (Utilities Revenue, NATL-RE FGIC Insured) §	6.25	01/01/2015	1,290,000	1,374,585
Florida Department of Corrections COP Okeechobee Correctional Facility Project (Miscellaneous Revenue, AMBAC Insured)	5.00	03/01/2014	1,000,000	1,059,020
Florida Development Finance Corporation Renaissance Charter School Series A (Miscellaneous Revenue) §	6.50	06/15/2021	2,000,000	2,137,040
Florida Housing Finance Corporation Series 2 (Housing Revenue) §	5.00	01/01/2035	365,000	365,442
Gulf Breeze FL Local Goverment Loan Series B (Miscellaneous Revenue, FGIC Insured) ±§	4.00	12/01/2020	540,000	543,958
Gulf Breeze FL Local Government Loan Series B (Miscellaneous Revenue) ±§	3.00	12/01/2020	8,575,000	8,560,594
Gulf Breeze FL Local Government Loan Series B (Miscellaneous Revenue, FGIC Insured) ±§	4.00	12/01/2020	1,135,000	1,148,575
Gulf Breeze FL Local Government Loan Series B (Miscellaneous Revenue, FGIC Insured) ±§	5.30	12/01/2015	100,000	100,306
Gulf Breeze FL Series B (Miscellaneous Revenue, FGIC Insured) ±§	4.25	12/01/2020	2,050,000	2,064,493
Gulf Breeze FL Series C (Miscellaneous Revenue, FGIC Insured) ±§	4.00	12/01/2020	1,070,000	1,073,542
Halifax FL Hospital Medical Center (Health Revenue)	5.25	06/01/2016	1,000,000	1,118,590
Highlands County FL Health Facilities Authority Health Series I (Health Revenue)	4.50	11/15/2015	4,625,000	5,153,129
Hillsborough County FL IDA (Tax Revenue, AMBAC Insured)	5.00	10/01/2013	1,000,000	1,036,690

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Short-Term Municipal Bond Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value

Florida (continued)
Hillsborough County FL IDA (Tax Revenue, AMBAC Insured)	5.00%	10/01/2015	$3,365,000	$3,640,358
Hillsborough County FL IDA (Tax Revenue, AMBAC Insured) §	5.00	10/01/2016	7,325,000	8,027,907
Hillsborough County FL IDA (Health Revenue) §	5.25	10/01/2015	2,790,000	2,986,137
Jacksonville FL Better Jacksonville Plan (Tax Revenue)	5.00	10/01/2017	2,000,000	2,318,960
JPMorgan Chase PUTTER Trust Series 4128 (Miscellaneous Revenue, JPMorgan Chase Bank LOC & LIQ) ±§144A	0.40	07/01/2013	10,790,000	10,790,000
Lakeland FL Educational Facilities Adjusted Florida Southern College Project (Education Revenue, SunTrust Bank LOC) ±§	0.47	09/01/2029	12,135,000	12,135,000
Lakeland FL Energy System Revenue (Utilities Revenue) ±§	1.25	10/01/2014	42,000,000	42,149,100
Lee County FL Airport Refunding Series A (Airport Revenue, AGM Insured)	5.00	10/01/2014	3,000,000	3,236,610
Manatee County FL HFA Single Family Sub Series 2 (Housing Revenue, GNMA Insured) §	6.50	11/01/2023	80,000	81,310
Marion County FL School Board Series B (Lease Revenue, AMBAC Insured)	5.00	06/01/2014	325,000	347,835
Miami FL Health Facility Authority Jewish Home & Hospital Project (Health Revenue, SunTrust Bank LOC) ±§	0.47	08/01/2026	9,925,000	9,925,000
Miami Gardens FL COP Series A-1 (Miscellaneous Revenue)	4.00	06/01/2013	1,055,000	1,081,871
Miami Gardens FL COP Series A-1 (Miscellaneous Revenue)	5.00	06/01/2014	1,095,000	1,164,905
Miami-Dade County FL Aviation Series C (Airport Revenue, NATL-RE Insured) §	5.25	10/01/2014	1,000,000	1,003,150
Miami-Dade County FL Educational Facilities Authority University of Miami Series A (Education Revenue)	5.25	04/01/2016	1,000,000	1,139,560
Miami-Dade County FL Expressway Authority (Transportation Revenue, Assured Guaranty Insured, Citibank NA LIQ) ±§144A	0.40	07/01/2018	3,500,000	3,500,000
Miami-Dade County FL Health Facilities Authority Miami Children’s Hospital Series A (Health Revenue)	4.00	08/01/2013	480,000	495,211
Miami-Dade County FL Health Facilities Authority Miami Children’s Hospital Series A (Health Revenue)	4.00	08/01/2014	500,000	523,465
Miami-Dade County FL Health Facilities Authority Miami Children’s Hospital Series A (Health Revenue)	4.00	08/01/2015	615,000	654,606
Miami-Dade County FL Health Facilities Authority Miami Children’s Hospital Series A-2 (Health Revenue, NATL-RE Insured) ±§	4.55	08/01/2046	1,850,000	1,913,067
Miami-Dade County FL IDA Dolphins Stadium Project Series C (IDR) ±§	3.08	07/01/2032	1,000,000	1,000,000
Miami-Dade County FL IDA Dolphins Stadium Project Series D (IDR) ±§	3.08	07/01/2032	17,000,000	17,000,000
Miami-Dade County FL School Board COP (Miscellaneous Revenue, Assured Guaranty Insured)	5.00	05/01/2016	1,400,000	1,586,984
Miami-Dade County FL School Board COP (Miscellaneous Revenue) ±§	5.00	05/01/2032	17,000,000	18,784,150
Miami-Dade County FL School Board COP (Miscellaneous Revenue, NATL-RE, FGIC Insured) §	5.25	10/01/2015	4,000,000	4,328,120
Miami-Dade County FL School Board COP Series A (Miscellaneous Revenue, AMBAC Insured)	5.00	08/01/2012	1,600,000	1,606,528
Miami-Dade County FL School Board Master Equipment Lease 2 (Miscellaneous Revenue)	3.59	03/03/2016	9,741,427	10,121,537
Miami-Dade County FL School Board Series A (Miscellaneous Revenue) ±§	5.00	08/01/2021	18,375,000	20,371,628
North Sumter County FL Utility Dependent District (Water & Sewer Revenue)	4.00	10/01/2012	1,165,000	1,174,192
North Sumter County FL Utility Dependent District (Water & Sewer Revenue)	4.00	10/01/2013	1,000,000	1,038,290
North Sumter County FL Utility Dependent District (Water & Sewer Revenue)	5.00	10/01/2014	1,710,000	1,843,790
North Sumter County FL Utility Dependent District (Water & Sewer Revenue)	5.00	10/01/2015	1,905,000	2,104,511

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Florida (continued)
Orange County FL Health Facilities Authority Orlando Health Incorporated (Health Revenue)	5.00%	10/01/2013	$1,450,000	$1,523,660
Orange County FL Health Facilities Authority Orlando Health Incorporated (Health Revenue)	5.00	10/01/2014	1,000,000	1,076,620
Orange County FL School Board COP Series A (Miscellaneous Revenue)	5.00	08/01/2013	655,000	687,495
Orange County FL School Board COP Series A (Miscellaneous Revenue)	5.00	08/01/2014	3,000,000	3,272,130
Orange County FL School Board COP Series A (Miscellaneous Revenue)	5.00	08/01/2015	3,500,000	3,925,670
Orange County FL School Board COP Series A (Miscellaneous Revenue)	5.00	08/01/2016	600,000	688,428
Polk County FL School Board COP Series A (Miscellaneous Revenue, AGM Insured)	3.00	01/01/2014	535,000	550,301
Polk County FL School Board COP Series A (Miscellaneous Revenue, AGM Insured)	3.00	01/01/2015	1,935,000	2,013,890
Polk County FL School Board COP Series B (Miscellaneous Revenue, AGM Insured)	3.00	01/01/2015	1,235,000	1,285,351
Sarasota County FL Educational Facilities School Arts & Sciences Project (Miscellaneous Revenue) §	5.20	07/01/2017	755,000	777,356
Seminole Tribe Florida Series 2010A Gaming Division Series A (Miscellaneous Revenue) §144A	5.13	10/01/2017	1,400,000	1,466,850
South Lake County FL Hospital District (Health Revenue)	4.00	10/01/2014	835,000	870,880
South Lake County FL Hospital District (Health Revenue)	5.00	10/01/2015	920,000	1,001,687
St. Johns County FL Water & Sewer Authority CAB Series A (Tax Revenue, NATL-RE Insured) ¤	0.00	06/01/2013	2,600,000	2,561,598
St. Johns County FL Water & Sewer Authority CAB Series A (Tax Revenue, NATL-RE Insured) ¤	0.00	06/01/2014	1,645,000	1,586,274
St. Lucie County FL School Board Certificates Series A (Miscellaneous Revenue)	3.50	07/01/2014	2,780,000	2,906,601
St. Lucie County FL School Board Certificates Series A (Miscellaneous Revenue)	4.00	07/01/2015	4,835,000	5,198,544
Sunshine FL Governmental Funding Commission Miami-Dade County Project Series A (Miscellaneous Revenue)	5.00	09/01/2016	2,865,000	3,221,521
Tampa Bay FL Water Regional Water Refunding (Water & Sewer Revenue)	5.00	10/01/2012	2,000,000	2,024,300
Tampa Bay FL Water Regional Water Refunding (Water & Sewer Revenue)	5.00	10/01/2013	1,000,000	1,058,590
Tampa Bay FL Water Regional Water Refunding (Water & Sewer Revenue)	5.00	10/01/2015	2,500,000	2,851,050
Volusia County FL School Board (Tax Revenue, AGM Insured)	5.00	10/01/2015	12,905,000	14,187,499
Volusia County FL School Board (Tax Revenue, NATL-RE Insured)	5.00	10/01/2016	1,000,000	1,061,700
Volusia County FL School Board (Tax Revenue, AGM Insured)	5.00	10/01/2016	10,000,000	11,174,400

				344,793,729

Georgia: 1.33%
Atlanta GA ROCS Project RR II R-11893 (Airport Revenue, AGM Insured, CitiBank NA LIQ) ±§144A	0.38	01/01/2026	10,000,000	10,000,000
Atlanta GA Water & Wastewater System Series A (Water & Sewer Revenue, NATL-RE, FGIC Insured)	5.50	11/01/2012	8,500,000	8,649,345
Dalton GA School District Equipment Lease Purchase (Lease Revenue) §	4.20	08/01/2013	479,845	481,645
Dalton GA School District Lease Number Series B (Lease Revenue) §	4.20	08/01/2013	177,716	178,061
DeKalb County GA Community Parks & Greenspace Project (GO)	5.00	12/01/2014	1,495,000	1,621,492
Fulton County GA Residential Care Facilities Authority Lenbrook Project Series A (Health Revenue) §	5.00	07/01/2017	3,420,000	3,462,237

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Short-Term Municipal Bond Fund	17

Security Name	Interest Rate	Maturity Date	Principal	Value

Georgia (continued)
Georgia Environmental Loan Acquisition Corporation Local Water Authority (Miscellaneous Revenue) §	2.40%	03/15/2016	$2,395,000	$2,469,245
Georgia Main Street Natural Gas Incorporated Project Series B (Utilities Revenue) §	5.00	03/15/2017	6,515,000	7,042,129
Georgia Main Street Natural Gas Incorporated Project Series B (Utilities Revenue)	5.00	03/15/2018	3,050,000	3,311,385
Georgia Municipal Electric Authority Prerefunded Balance Class A (Utilities Revenue, Societe Generale LOC, NATL-RE, IBC, Bank of New York Insured) ±§144A	0.29	01/01/2018	2,120,000	2,120,000
Georgia Private Colleges & Universities Authority Mercer University Series B (Education Revenue)	4.00	10/01/2017	3,285,000	3,484,564
Henry County GA Master State Municipal Loan (Miscellaneous Revenue)	4.09	04/24/2016	3,349,727	3,409,017
Metropolitan Atlanta GA Rapid Transit Authority MSTR SGC 61 Class A (Tax Revenue, Societe Generale LOC & LIQ, AMBAC Insured) ±§144A	0.29	07/01/2020	10,000,000	10,000,000
Pike County GA School District (GO, AMBAC State Aid Withholding Insured) §	5.70	02/01/2016	1,000,000	1,063,800
Public Gas Partners Incorporated Georgia Series A (Utilities Revenue) §	5.00	10/01/2013	2,000,000	2,096,760
Public Gas Partners Incorporated Georgia Series A (Utilities Revenue) §	5.00	10/01/2014	3,000,000	3,243,990
Putnam County GA School District (Education Revenue) §	4.20	03/01/2013	60,992	61,112
Richmond County GA Development Authority (IDR)	5.15	03/01/2015	2,000,000	2,184,140

				64,878,922

Guam: 0.10%
Guam Department of Education John F. Kennedy High School Project Series A COP (Miscellaneous Revenue) §	5.50	12/01/2015	410,000	421,283
Guam Government Hotel Occupancy Series A (Tax Revenue)	3.75	11/01/2014	1,845,000	1,912,029
Guam Government Hotel Occupancy Series A (Tax Revenue)	4.13	11/01/2015	750,000	794,003
Guam Government Limited Obligation Section 30 Series A (Miscellaneous Revenue)	5.00	12/01/2012	500,000	506,125
Guam Government Waterworks Authority (Water & Sewer Revenue)	4.00	07/01/2015	980,000	994,426

				4,627,866

Hawaii: 0.01%
Hawaii Harbor Systems Series A (Airport Revenue, AGM Insured)	5.00	01/01/2013	645,000	659,867

Idaho: 0.01%
Idaho Housing & Finance Association Series A (Housing Revenue) §	6.25	07/01/2038	230,000	241,532

Illinois: 9.04%
Chicago IL Board of Education Dedicated Series C-1 (GO) ±§	1.13	03/01/2032	39,000,000	39,049,920
Chicago IL Board of Education Dedicated Series C-2 (GO) ±§	1.28	03/01/2032	33,000,000	33,051,480
Chicago IL Charter School Project (Miscellaneous Revenue)	4.50	12/01/2012	600,000	606,156
Chicago IL Charter School Project (Miscellaneous Revenue)	5.00	12/01/2014	360,000	380,322
Chicago IL Housing Authority (Housing Revenue, AGM Housing & Urban Development Loan Insured)	5.00	07/01/2013	2,580,000	2,684,593
Chicago IL Housing Authority (Housing Revenue, AGM Housing & Urban Development Loan Insured)	5.00	07/01/2014	2,265,000	2,435,283
Chicago IL Housing Authority Capital Program (Housing Revenue, AGM Housing & Urban Development Loan Insured) §	5.00	07/01/2017	7,100,000	7,943,622
Chicago IL Motor Fuel Tax (Tax Revenue, AMBAC Insured) §	5.38	01/01/2014	645,000	670,716
Chicago IL O’Hare International Airport Second Lien General Airport (Airport Revenue, AMBAC Insured) §	5.50	01/01/2018	15,875,000	15,921,355

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Illinois (continued)
Chicago IL O’Hare International Airport (Airport Revenue)	5.00%	01/01/2017	$2,265,000	$2,625,203
Chicago IL O’Hare International Airport Series A (Airport Revenue, BHAC-CR, AMBAC Insured) §	5.50	01/01/2016	60,000	60,211
Chicago IL Prerefunded Series A (GO, NATL-RE Insured) §	5.38	01/01/2013	495,000	507,885
Chicago IL Series A2 (GO, AMBAC Insured) §	5.50	01/01/2018	11,980,000	13,976,347
Chicago IL Series DCL 2008-068 (GO, Dexia Credit Local LOC & LIQ, FSA-CR, AMBAC Insured) ±§144A	0.87	01/01/2022	9,955,000	9,955,000
Chicago IL Transit Authority Capital Grant Receipts Federal Transit Administration Series 5307-B (Miscellaneous Revenue, AMBAC Insured)	5.25	06/01/2013	2,430,000	2,525,426
Chicago IL Transit Authority Capital Grants Receipts Unrefunded Federal Transit Administration Series 5307-B (Miscellaneous Revenue, AMBAC Insured) §	5.00	06/01/2017	3,065,000	3,448,248
Chicago IL Unrefunded Series A (GO, NATL-RE Insured) §	5.38	01/01/2013	305,000	312,735
Cicero IL Series A (GO, XLCA Insured)	5.00	01/01/2014	1,335,000	1,387,225
Cicero IL Series A (GO, XLCA Insured)	5.00	01/01/2015	2,725,000	2,890,135
Cook & Will County IL High School District 206 (GO, Assured Guaranty Insured)	4.00	12/15/2012	380,000	383,659
Cook & Will County IL High School District 206 (GO, Assured Guaranty Insured)	4.00	12/15/2013	4,195,000	4,315,942
Cook & Will County IL High School District 206 (GO, Assured Guaranty Insured)	4.50	12/15/2014	2,540,000	2,675,814
Cook County IL Series A (GO, NATL-RE Insured)	6.25	11/15/2012	2,000,000	2,045,700
Illinois (GO) §	5.00	09/01/2016	10,000,000	10,778,600
Illinois (GO) §	5.00	09/01/2015	1,885,000	2,014,273
Illinois Development Finance Authority Adventist Health System (Health Revenue, AGM Insured)	5.00	05/15/2014	4,500,000	4,729,410
Illinois Development Finance Authority Adventist Health System (Health Revenue, NATL-RE Insured) ±	5.50	11/15/2013	200,000	212,134
Illinois Educational Facilities Authority (Education Revenue) §	5.00	10/01/2014	1,000,000	1,007,670
Illinois Finance Authority Advocate Health Subseries C3B (Health Revenue) ±§	4.38	11/01/2038	3,500,000	3,720,990
Illinois Finance Authority New Money Community Rehabilitation Series A (Health Revenue, GO of Participants Insured)	4.85	07/01/2012	990,000	989,861
Illinois Finance Authority Prairie Power Series A (Resource Recovery Revenue) ±§	3.00	07/01/2042	4,000,000	4,109,560
Illinois Finance Authority Revenue Memorial Health System (Health Revenue)	4.00	04/01/2013	670,000	685,363
Illinois Finance Authority Revenue Memorial Health System (Health Revenue)	4.00	04/01/2014	655,000	681,685
Illinois Finance Authority Revenue Memorial Health System (Health Revenue)	4.00	04/01/2015	555,000	588,361
Illinois Finance Authority Revenue Resurrection Health (Health Revenue)	5.00	05/15/2013	8,000,000	8,244,080
Illinois Finance Authority Revenue Resurrection Health (Health Revenue)	5.00	05/15/2014	3,250,000	3,417,538
Illinois Finance Authority Revenue Roosevelt University Project (Education Revenue)	5.00	04/01/2015	900,000	952,614
Illinois Finance Authority Xavier University (Education Revenue, Bank of America NA LOC) ±§	0.32	10/01/2033	7,045,000	7,045,000
Illinois First Series (GO, AGM Insured) §	5.38	12/01/2014	5,000,000	5,106,050
Illinois First Series (GO, AGM Insured)	5.50	05/01/2015	4,500,000	4,974,120
Illinois GO Prerefunded Series A (Tax Revenue) §	5.00	10/01/2016	1,800,000	1,903,590
Illinois GO Series 2012 (GO)	5.00	08/01/2019	13,000,000	14,669,200

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Short-Term Municipal Bond Fund	19

Security Name	Interest Rate	Maturity Date	Principal	Value

Illinois (continued)
Illinois Series A Unrefunded Balance (GO) §	5.00%	10/01/2016	$3,200,000	$3,353,888
Illinois Health Facilities Authority Hospital Sisters Services Series A (Health Revenue, AGM Insured, JPMorgan Chase Bank SPA) ±§	0.50	12/01/2023	8,400,000	8,400,000
Illinois Health Facilities Authority Lake Forest Hospital Project Series A (Health Revenue) §	6.25	07/01/2022	3,000,000	3,009,570
Illinois Housing Development Authority (Housing Revenue) §	5.00	08/01/2028	3,115,000	3,324,671
Illinois Series 2010 (GO)	5.00	01/01/2016	11,225,000	12,399,696
Illinois Series 2012 (GO)	5.00	08/01/2017	10,000,000	11,270,500
Illinois Series A (GO)	3.00	01/01/2018	2,050,000	2,086,531
Illinois Series A (GO)	4.00	01/01/2016	10,470,000	11,212,218
Illinois Series B (GO, DEPFA Bank plc SPA) ±§	2.00	10/01/2033	66,200,000	66,200,000
Illinois Toll Highway Authority Series A-2 (Transportation Revenue, AGM Insured, JPMorgan Chase Bank SPA) ±§	0.35	01/01/2031	25,000,000	25,000,000
Knox & Warren Counties IL Community United School District # 205 Series A (GO)	3.50	01/01/2015	500,000	526,905
Lake County IL Community Consolidated School District (GO, NATL-RE Insured)	8.70	01/01/2016	1,075,000	1,252,310
Lake County IL Forest Preservation District Series A (GO) ±§	0.76	12/15/2016	1,925,000	1,906,289
Metropolitan Pier & Exposition Authority Illinois (Tax Revenue, Societe Generale LIQ) ±§	0.29	12/15/2028	17,500,000	17,500,000
Metropolitan Pier & Exposition Authority McCormick Series A (Tax Revenue, NATL-RE Insured) ¤	0.00	12/15/2017	6,000,000	5,192,580
Regional Transportation Authority IL Various Refunding Series B (Tax Revenue, GO of Authority Insured) ±§	0.65	06/01/2025	16,530,000	16,530,000
Southern Illinois State University Housing & Auxiliary Facilities System Series A (Education Revenue)	4.00	04/01/2014	1,565,000	1,639,697
Southern Illinois State University Housing & Auxiliary Facilities System Series A (Education Revenue)	4.00	04/01/2015	1,090,000	1,160,163
Southern Illinois State University Housing & Auxiliary Facilities System Series A (Education Revenue)	4.00	04/01/2016	635,000	688,264
University of Illinois COP Infrastructure Project (Lease Revenue, AMBAC Insured)	5.00	08/15/2013	5,800,000	6,004,334
University of Illinois COP Infrastructure Project (Lease Revenue, AMBAC Insured)	5.00	08/15/2014	6,275,000	6,649,429
Western Illinois University Auxiliary Facilities System (Education Revenue)	4.00	04/01/2016	855,000	923,152
Western Illinois University Auxiliary Facilities System (Education Revenue)	4.00	04/01/2017	635,000	691,267
Will & Kendall Counties IL Community Consolidated School District # 202 (GO)	4.00	01/01/2014	925,000	966,218
Will & Kendall Counties IL Community Consolidated School District # 202 (GO)	4.00	01/01/2015	1,800,000	1,922,652
Winnebago & Boone Counties IL School Districts #205 Rockford (GO, AMBAC Insured)	5.00	02/01/2014	1,250,000	1,314,475
Winnebago & Boone Counties IL School Districts CAB #205 Rockford (GO, AGM Insured) ¤	0.00	02/01/2015	500,000	472,475
Winnebago County IL School District #122 Harlem-Loves Park Prerefunded Balance CAB (GO, AGM Insured) ¤	0.00	01/01/2014	1,290,000	1,270,766
Winnebago County IL School District #122 Harlem-Loves Park Unrefunded Balance CAB (GO, AGM Insured) ¤	0.00	01/01/2014	2,310,000	2,254,560

				440,805,686

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Indiana: 2.46%
Beech Grove IN School Building Corporation First Mortgage (Miscellaneous Revenue, NATL-RE State Aid Withholding Insured) §	6.25%	07/05/2016	$180,000	$198,652
Boone County IN Redevelopment District BAN (Tax Revenue) §	4.00	05/15/2013	4,325,000	4,330,449
Indiana Bond Bank Common School Fund Advance Purchase Funding Series B (Miscellaneous Revenue, NATL-RE Insured)	5.00	02/01/2013	2,150,000	2,194,957
Indiana Bond Bank Common School Fund Advance Purchase Funding Series B (Miscellaneous Revenue, NATL-RE Insured)	5.00	08/01/2013	2,000,000	2,075,880
Indiana Education Facilities Authority CAB (Education Revenue, NATL-RE Insured) ¤	0.00	02/01/2015	400,000	374,784
Indiana Finance Authority Floyd Memorial Hospital & Health Refunding Balance (Health Revenue)	5.00	03/01/2014	1,810,000	1,909,260
Indiana Finance Authority HEFA Ascension Health Series B-2 (Health Revenue)	5.00	03/01/2015	1,895,000	2,053,555
Indiana Finance Authority Jackson County Schneck Hospital (Health Revenue)	4.00	02/15/2013	680,000	689,969
Indiana Finance Authority Jackson County Schneck Hospital (Health Revenue)	4.00	02/15/2014	1,000,000	1,035,300
Indiana Finance Authority Jackson County Schneck Hospital (Health Revenue)	4.00	02/15/2015	1,230,000	1,291,967
Indiana HEFA Ascension Health Series B3 (Health Revenue) ±§	1.51	11/15/2031	70,710,000	71,258,003
Jasper County IN PCR Northern Series B (IDR, NATL-RE Insured)	5.20	06/01/2013	4,500,000	4,641,075
Jeffersonville IN Building Corporation Series A (Miscellaneous Revenue) §	4.00	08/15/2012	70,000	70,246
Jeffersonville IN Building Corporation Series B (Miscellaneous Revenue) §	4.00	08/15/2012	35,000	35,123
Knox County IN Economic Development Good Samaritan Hospital Series A (Health Revenue)	3.00	04/01/2015	600,000	624,114
Knox County IN Economic Development Good Samaritan Hospital Series A (Health Revenue)	3.00	04/01/2016	300,000	311,679
Plainfield IN Redevelopment District Ronald Reagan Corridor Project (Tax Revenue) ±§	4.88	02/01/2035	10,000,000	10,233,800
University of Southern Indiana Auxiliary System (Education Revenue, AMBAC Insured) §	5.50	10/01/2015	5,000,000	5,018,400
Zionsville IN Community Schools Building Corporation Floaters Series DCL 047 (Miscellaneous Revenue, Dexia Credit Local LOC & LIQ, FSA State Aid Withholding Insured) ±§	0.55	01/15/2025	11,465,000	11,465,000

				119,812,213

Iowa: 0.25%
Iowa Finance Authority Health Facilities (Health Revenue, Assured Guaranty Insured)	3.13	08/15/2014	1,000,000	1,040,590
Iowa Higher Education Loan Authority Project Series A (Education Revenue)	3.00	10/01/2015	1,355,000	1,396,178
Iowa Student Loan Liquidity Corporation Series 1 (Education Revenue)	4.00	12/01/2013	4,300,000	4,475,526
Iowa Student Loan Liquidity Corporation Series A-1 (Education Revenue)	4.40	12/01/2018	4,915,000	5,395,441

				12,307,735

Kansas: 0.51%
Burlington KS Environmental Impact Kansas City Power & Light Series A (IDR, XLCA Insured) ±§	5.25	12/01/2023	12,500,000	12,878,000
Burlington KS Environmental Impact Kansas City Power & Light Series B (IDR, FGIC Insured) ±§	5.38	09/01/2035	5,000,000	5,155,850
Kansas Development Finance Authority Series F (Health Revenue)	3.00	11/15/2013	250,000	258,002

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Short-Term Municipal Bond Fund	21

Security Name	Interest Rate	Maturity Date	Principal	Value

Kansas (continued)
Kansas Development Finance Authority Series F (Health Revenue)	3.00%	11/15/2014	$650,000	$677,930
Olathe KS Special Obligation West Village Center Project (Tax Revenue)	5.00	09/01/2012	100,000	99,088
Wichita KS Facilities Improvement Series III A (Health Revenue)	5.00	11/15/2013	1,750,000	1,854,685
Wichita KS Hospital Revenue Via Christi Health System (Health Revenue)	5.00	11/15/2013	2,280,000	2,416,390
Wyandotte County & Kansas City KS Unified Government Special Obligation Second Lien Series B (Tax Revenue) §	5.00	12/01/2020	1,475,000	1,562,349

				24,902,294

Kentucky: 0.58%
Allen County KY Camp Courageous Project (Miscellaneous Revenue, SunTrust Bank LOC) ±§	0.47	12/01/2025	15,000,000	15,000,000
Ashland KY Ashland Hospital Corporation Series B (Health Revenue)	4.00	02/01/2014	1,000,000	1,041,690
Kenton County KY Airport Board Cincinnati Northern Kentucky Series A (Airport Revenue, NATL-RE Insured) §	5.63	03/01/2014	1,230,000	1,235,080
Kenton County KY Airport Board Cincinnati Northern Kentucky Series A (Airport Revenue, NATL-RE Insured) §	5.63	03/01/2015	2,710,000	2,720,325
Kentucky EDFA Series Saint Elizabeth Series A (Health Revenue)	4.00	05/01/2013	1,500,000	1,539,660
Louisville & Jefferson County KY (Water & Sewer Revenue)	4.00	05/15/2013	5,360,000	5,529,054
Louisville & Jefferson County KY Metro Government Environmental Facilities Louisville Gas & Electric Company Project (Utilities Revenue) ±§	5.63	06/01/2033	1,000,000	1,020,560

				28,086,369

Louisiana: 3.08%
DeSoto Parish LA PCR Southwestern Electrical Power (Utilities Revenue) ±§	3.25	01/01/2019	28,000,000	28,977,480
East Baton Rouge Parish LA Sewerage Commission Series A (Water & Sewer Revenue) ±§	0.97	02/01/2046	46,000,000	46,001,380
England LA Sub District # 1 (Miscellaneous Revenue, NATL-RE, FGIC Insured)	5.00	08/15/2013	1,130,000	1,181,042
Louisiana Gas & Fuels Tax Second Lien Series A1 (Tax Revenue) ±§	0.93	05/01/2043	40,500,000	40,537,260
Louisiana Local Government Environmental Facilities & Community Development Authority Series A (Education Revenue)	4.00	10/01/2013	1,500,000	1,558,005
Louisiana Local Government Environmental Facilities & Community Development Authority Series A (Education Revenue)	4.00	10/01/2014	1,500,000	1,599,510
Louisiana PFA Christus Health Series C-3 (Health Revenue, AGM Insured)	5.00	07/01/2013	4,445,000	4,626,089
Louisiana PFA Franciscan Missionaries of Our Lady Health System Series B (Health Revenue)	5.00	07/01/2013	2,830,000	2,932,814
New Orleans LA Aviation Board Gulf Opportunity Zone Consolidated Rental Car Series A (Airport Revenue)	4.63	01/01/2015	1,120,000	1,186,987
New Orleans LA Aviation Board Series A Refunding Balance (Airport Revenue, AGM Insured)	5.00	01/01/2015	1,000,000	1,083,690
New Orleans LA Aviation Board Series B-2 Refunding Balance (Airport Revenue, AGM Insured)	5.00	01/01/2015	1,845,000	1,999,408
New Orleans LA Master Lease (GO) §(i)	5.25	01/01/2018	16,615,740	17,581,779
Port of New Orleans LA Board Commerce Special Project CG Railway Incorporated (Airport Revenue, NATL-RE Insured) §	5.25	08/15/2013	910,000	915,051

				150,180,495

Maine: 0.18%
Bucksport ME Solid Waste Disposal International Paper Series A (IDR)	4.00	03/01/2014	3,135,000	3,265,761
Maine Educational Loan Authority Class A Series A-1 (Education Revenue, Assured Guaranty Insured)	4.63	12/01/2013	3,230,000	3,362,592

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Maine (continued)
Maine Educational Loan Authority Class A Series A-1 (Education Revenue, Assured Guaranty Insured)	4.95%	12/01/2014	$2,075,000	$2,224,359

				8,852,712

Maryland: 1.09%
Baltimore County MD Economic Development Revenue Blue Circle Incorporated Project (IDR, BNP Paribas LOC) ±§	0.75	12/01/2017	5,000,000	5,000,000
Baltimore MD Consolidated Public Improvement Series A (GO, AGM Insured) ±§(n)(m)(a)	0.33	10/15/2020	12,635,000	11,694,822
Baltimore MD Consolidated Public Improvement Series A (GO, FGIC Insured) ±§(n)(m)(a)	0.35	10/01/2022	26,000,000	23,545,724
Maryland Community Development Administration Residential Series H (Housing Revenue) §	4.55	09/01/2012	400,000	401,032
Maryland HEFA (Health Revenue) ±§	1.31	05/15/2042	12,500,000	12,576,500

				53,218,078

Massachusetts: 2.25%
Massachusetts Development Finance Agency Boston Medical Center Series C (Health Revenue, GO of Institution Insured)	5.00	07/01/2015	1,000,000	1,081,610
Massachusetts Development Finance Agency Dominion Energy Brayton Recovery Zone Series A (Utilities Revenue) ±§	2.25	12/01/2041	2,665,000	2,722,351
Massachusetts Development Finance Agency Various Brooksby Village Incorporated Project (Health Revenue, LaSalle Bank NA LOC) ±§	0.33	07/01/2032	25,000,000	25,000,000
Massachusetts Educational Financing Authority Issue I Series A (Education Revenue)	2.25	01/01/2013	2,915,000	2,932,752
Massachusetts Educational Financing Authority Issue I Series A (Education Revenue)	2.75	01/01/2014	2,490,000	2,543,660
Massachusetts Educational Financing Authority Issue I Series A (Education Revenue)	3.15	01/01/2015	2,065,000	2,153,155
Massachusetts HEFA Care Group Series E-2 (Health Revenue)	5.00	07/01/2012	1,500,000	1,500,375
Massachusetts HEFA Caritas Christi Obligation Series B (Health Revenue) §	6.50	07/01/2012	600,000	600,192
Massachusetts HEFA Health System Catholic East (Health Revenue)	5.00	11/15/2013	1,680,000	1,778,582
Massachusetts HEFA Massachusetts Eye & Ear Infirmary Series C (Health Revenue)	5.00	07/01/2015	700,000	751,625
Massachusetts HEFA Partners Healthcare Series G-6 (Health Revenue) ±§	1.06	07/01/2038	40,000,000	39,508,800
Massachusetts Municipal Securitization Trust Receipts Class A (GO, Societe Generale LOC & LIQ, FGIC Insured) ±§	0.29	05/01/2037	7,845,000	7,845,000
Massachusetts Series A (GO) ±§	0.70	09/01/2016	4,000,000	4,000,000
Massachusetts Series A (GO) ±§	0.71	02/01/2014	12,070,000	12,076,518
Massachusetts Series A (GO) ±§	0.84	02/01/2015	3,350,000	3,350,000
Massachusetts Water Resources Authority Series B (Water & Sewer Revenue, AMBAC-TCR, GO of Authority Insured) §	5.25	12/01/2015	1,840,000	1,996,437

				109,841,057

Michigan: 3.48%
Detroit MI Capital Improvement Limited Tax Series A-1 (GO)	5.00	04/01/2013	4,500,000	4,408,065
Detroit MI City School District (GO, AGM, Small Business Lending Fund Insured)	5.00	05/01/2014	1,150,000	1,230,534
Detroit MI City School District Series DCL 045 (GO, Dexia Credit Local LOC & LIQ, FSA Insured) ±§	0.55	05/01/2030	14,985,000	14,985,000

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Short-Term Municipal Bond Fund	23

Security Name	Interest Rate	Maturity Date	Principal	Value

Michigan (continued)
Detroit MI City School District School Building & Site Improvement Series A (GO, FGIC Small Business Lending Fund Insured)	5.00%	05/01/2013	$2,750,000	$2,845,810
Detroit MI Convention Facilities Cobo Hall (Tobacco Revenue, NATL-RE Insured)	5.00	09/30/2012	4,350,000	4,390,542
Detroit MI Convention Facilities Cobo Hall (Tobacco Revenue, NATL-RE Insured)	5.00	09/30/2013	3,620,000	3,777,289
Detroit MI GO Series B (GO, AGM Insured)	5.00	04/01/2015	1,120,000	1,176,347
Detroit MI Sewer Disposal System Refunding Second Lien Series C (Water & Sewer Revenue, NATL-RE Insured) §	5.00	07/01/2016	2,470,000	2,644,382
Detroit MI Sewer Disposal System Refunding Second Lien Series C (Water & Sewer Revenue, NATL-RE Insured) §	5.00	07/01/2017	3,975,000	4,217,833
Detroit MI Sewer Disposal System Refunding Senior Lien Series A (Water & Sewer Revenue, NATL-RE Insured) ±§	5.25	07/01/2018	1,450,000	1,599,176
Detroit MI Sewer Disposal System Refunding Senior Lien Series A (Water & Sewer Revenue, NATL-RE Insured) ±§	5.50	07/01/2013	2,900,000	3,019,654
Detroit MI Sewer Disposal System Refunding Senior Lien Series A (Water & Sewer Revenue, NATL-RE Insured) ±	5.50	07/01/2016	1,000,000	1,113,870
Detroit MI Sewer Disposal System Refunding Senior Lien Series B (Water & Sewer Revenue, NATL-RE Insured) ±§	5.50	07/01/2013	450,000	468,567
Detroit MI Sewer Disposal System Refunding Senior Lien Series A (Water & Sewer Revenue, AGM Insured)	5.00	07/01/2014	5,000,000	5,285,850
Detroit MI Sewer Disposal System Refunding Senior Lien Series A (Water & Sewer Revenue, AGM Insured)	5.50	07/01/2016	12,535,000	13,937,040
Detroit MI Sewer Disposal System Senior Lien Series A (Water & Sewer Revenue, NATL-RE Insured)	6.00	07/01/2014	685,000	743,828
Detroit MI Water & Sewerage Disposal System Deutsche Bank Spears/Lifers Series 1084 (Water & Sewer Revenue) ±§144A	0.50	07/01/2032	9,000,000	9,000,000
Detroit MI Water & Sewerage Disposal System Series A (Water & Sewer Revenue)	5.00	07/01/2014	1,420,000	1,514,913
Detroit MI Water & Sewerage Disposal System Series A (Water & Sewer Revenue)	5.00	07/01/2015	1,000,000	1,084,650
Detroit MI Water Supply System (Water & Sewer Revenue, NATL-RE FGIC Insured) §	6.50	07/01/2015	1,720,000	1,876,365
Detroit MI Water Supply System Senior Lien Series B (Water & Sewer Revenue, NATL-RE Insured) ±	5.00	07/01/2013	6,405,000	6,654,090
Detroit MI Water Supply System Series A (Water & Sewer Revenue, NATL-RE Insured) ±§	5.25	07/01/2017	1,455,000	1,607,775
Detroit MI Water Supply System Series B (Water & Sewer Revenue, NATL-RE Insured) ±	4.25	07/01/2016	1,000,000	1,081,780
Detroit MI Water Supply System Series B (Water & Sewer Revenue, NATL-RE Insured) ±§	5.00	07/01/2017	1,400,000	1,543,850
Detroit MI Water Supply System Series C (Water & Sewer Revenue, NATL-RE FGIC Insured)	5.00	07/01/2013	1,235,000	1,279,806
Detroit MI Water Supply System Series C (Water & Sewer Revenue, NATL-RE, FGIC Insured) §	5.00	07/01/2018	5,000,000	5,320,900
Detroit MI Water Supply System Series C (Water & Sewer Revenue, NATL-RE Insured) §	5.25	07/01/2016	1,000,000	1,027,190
Detroit MI Water Supply System Series D (Water & Sewer Revenue, AGM Insured)	5.00	07/01/2013	1,265,000	1,303,937
Flint MI International Academy Public School Project (Miscellaneous Revenue) §	5.00	10/01/2017	1,405,000	1,442,752
Huron Valley MI School District (GO, NATL-RE, Small Business Lending Fund Insured)	5.00	05/01/2015	2,965,000	3,310,007

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Michigan (continued)
Kent MI Hospital Finance Authority Spectrum Health Series A (Health Revenue) ±§	5.25%	01/15/2047	$3,000,000	$3,199,500
Michigan Finance Authority Limited Obligation Series A (Miscellaneous Revenue)	5.00	06/01/2014	16,070,000	17,153,761
Michigan Finance Authority School District (Miscellaneous Revenue)	4.00	06/01/2017	800,000	855,240
Michigan Finance Authority School District (Miscellaneous Revenue)	5.00	06/01/2016	1,575,000	1,740,627
Michigan Finance Authority School District (Miscellaneous Revenue)	5.00	06/01/2017	1,500,000	1,674,105
Michigan Hospital Finance Authority McLaren Health Care (Health Revenue)	5.00	05/15/2013	1,435,000	1,489,315
Michigan Hospital Finance Authority Sparrow Hospital Obligation (Health Revenue)	5.00	11/15/2015	1,000,000	1,114,140
Michigan Housing Development Authority Limited Greenwood Villa Project (Housing Revenue, AGM Insured) §	4.75	09/15/2017	3,520,000	3,763,830
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, AMBAC Insured)	4.25	05/01/2015	990,000	1,021,769
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, AMBAC Insured)	5.00	05/01/2013	275,000	280,657
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, AMBAC Insured)	5.00	05/01/2016	415,000	440,332
Michigan Municipal Bond Authority Local Government Loan Program Series B (Miscellaneous Revenue, AMBAC Insured)	5.00	12/01/2013	225,000	232,553
Michigan Municipal Bond Authority Local Government Loan Program Series B Group A (Miscellaneous Revenue, AMBAC Insured)	5.00	12/01/2012	1,425,000	1,440,575
Michigan Municipal Bond Authority Local Government Loan Program Series B Group A (Miscellaneous Revenue, AMBAC Insured)	5.75	12/01/2014	3,555,000	3,790,270
Michigan Municipal Bond Authority Local Government Loan Program Series C (Miscellaneous Revenue, AMBAC Insured)	3.50	05/01/2014	80,000	80,637
Michigan Municipal Bond Authority Local Government Loan Program Series C (Miscellaneous Revenue, AMBAC Insured)	5.00	05/01/2013	300,000	306,171
Michigan State Building Authority Series I (Miscellaneous Revenue, AGM Insured) §	5.25	10/15/2014	2,500,000	2,649,275
Michigan State Strategic Fund Limited Obligation Detroit Edition (Utilities Revenue) ±§	3.05	08/01/2024	4,000,000	4,033,800
Michigan State Strategic Fund Obligation Dow Chemical Series B-2 (IDR)	6.25	06/01/2014	6,000,000	6,574,020
Wayne County MI Airport Authority (Airport Revenue)	4.00	12/01/2013	5,000,000	5,204,800
Wayne County MI Airport Authority (Airport Revenue)	5.00	12/01/2015	1,290,000	1,412,937
Wayne County MI Detroit Metropolitan Airport (Airport Revenue, AGC-ICC, MBIA-RE, FGIC Insured)	5.00	12/01/2015	1,110,000	1,214,584
Wayne County MI Detroit Metropolitan Airport Junior Lien (Airport Revenue, NATL-RE, FGIC Insured)	5.00	12/01/2012	1,500,000	1,521,735
Wayne County MI Detroit Metropolitan Airport Junior Lien (Airport Revenue, NATL-RE, FGIC Insured)	5.00	12/01/2013	3,365,000	3,512,522
Western Townships MI Utilities Authority Sewage Disposal Systems (GO)	4.00	01/01/2013	1,075,000	1,093,640

				169,692,597

Minnesota: 1.07%
Becker MN PCR Northern States Power Series A (IDR) ±§	8.50	03/01/2019	4,745,000	4,848,868
Becker MN PCR Northern States Power Series B (IDR) ±§	8.50	09/01/2019	8,400,000	8,583,876
Central MN Municipal Power Agency Brookings Southeast Twin Cities Transmission Project (Utilities Revenue) §	5.00	01/01/2017	1,215,000	1,317,315
Chaska MN Independent School District # 112 COP Series B (Miscellaneous Revenue)	3.00	12/01/2012	500,000	504,630

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Short-Term Municipal Bond Fund	25

Security Name	Interest Rate	Maturity Date	Principal	Value

Minnesota (continued)
Chaska MN Independent School District # 112 COP Series B (Miscellaneous Revenue)	3.00%	12/01/2013	$515,000	$530,486
Chaska MN Independent School District # 112 COP Series B (Miscellaneous Revenue)	3.00	12/01/2014	530,000	555,392
Minneapolis & St. Paul MN Housing & RDA Children’s Health Care Facilities Series A (Health Revenue)	4.00	08/15/2014	1,200,000	1,277,376
Minneapolis & St. Paul MN Housing & RDA Children’s Health Care Facilities Series A1 (Health Revenue, AGM Insured)	4.00	08/15/2015	750,000	812,940
Minneapolis & St. Paul MN Housing & RDA Children’s Health Care Facilities Series B (Health Revenue, AGM Insured) ±	5.00	08/15/2015	600,000	669,486
Minneapolis & St. Paul MN Housing & RDA HealthSpan Series B (Health Revenue, AMBAC Insured) ±§(n)(m)(a)	0.30	11/15/2017	8,900,000	8,240,554
Minneapolis MN Fairview Health Services Series A (Health Revenue)	5.13	11/15/2013	1,935,000	2,047,501
Minneapolis MN Health Care System Fairview Health Services Series B (Health Revenue, NATL-RE Insured) §	5.50	05/15/2016	2,200,000	2,228,688
Minnesota Agricultural & Economic Development Board Essential Health Series A (Health Revenue) §	4.75	02/15/2015	14,455,000	14,880,989
Seaway Port Authority of Duluth MN Industrial Development Dock & Wharf Revenue Cargill Incorporated Project (IDR)	4.20	05/01/2013	900,000	923,580
St. Cloud MN Health Central Care Series C (Health Revenue, Assured Guaranty Insured, JPMorgan Chase & Company SPA) ±§	0.37	05/01/2042	4,650,000	4,650,000

				52,071,681

Mississippi: 0.09%
Mississippi Business Finance Corporation Gulf Opportunity Zone Series A (Utilities Revenue) §	3.25	05/01/2014	1,860,000	1,881,241
Mississippi Development Bank Special Obligation Limited Tax Note Singing River Hospital System Series B1 (Health Revenue, Assured Guaranty Insured)	2.00	07/01/2012	1,360,000	1,360,136
Mississippi Hospital Equipment & Facilities Authority Mississippi Baptist Health System Incorporated Series A (Health Revenue)	5.00	08/15/2012	1,000,000	1,005,230

				4,246,607

Missouri: 0.75%
Fenton MO Gravois Bluffs Redevelopment Project (Tax Revenue) §	4.50	04/01/2021	415,000	424,977
Jackson County MO Special Obligation (Tax Revenue, NATL-RE Insured) §	5.50	12/01/2015	2,865,000	2,925,996
Lake of the Ozarks Missouri Community Bridge Corporation (Transportation Revenue) §	5.25	12/01/2014	1,105,000	1,108,635
Missouri Development Finance Board Independence Missouri Centerpoint Series F (Miscellaneous Revenue)	4.25	04/01/2013	500,000	510,795
Missouri Environmental Improvement & Energy Resources Authority Kansas City Power & Light Corporation Project (IDR) ±§	4.90	05/01/2038	2,000,000	2,064,360
Missouri Environmental Improvement & Energy Resources Authority Kansas City Power & Light Corporation Project (IDR, XLCA Insured) ±§	5.25	07/01/2017	1,100,000	1,132,373
Missouri Joint Municipal Electric Utility Commission (Utilities Revenue)	5.00	01/01/2014	1,295,000	1,373,412
Missouri Joint Municipal Electric Utility Commission (Utilities Revenue)	5.00	01/01/2015	1,380,000	1,511,928
Missouri Joint Municipal Electric Utility Commission (Utilities Revenue)	5.00	01/01/2016	1,910,000	2,152,112
Sikeston MO Electrical Revenue (Utilities Revenue, NATL-RE Insured)	6.00	06/01/2013	2,145,000	2,231,100
St. Louis MO Series 004 (Airport Revenue, Dexia Credit Local LOC & LIQ, FSA Insured) ±§	0.55	07/01/2026	17,945,000	17,945,000
St. Louis MO Lambert St. Louis International Airport Series B (Airport Revenue, NATL-RE, FGIC Insured)	6.00	07/01/2013	765,000	798,874

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Missouri (continued)
St. Louis MO Municipal Finance Corporation (Miscellaneous Revenue)	5.00%	02/15/2015	$1,000,000	$1,093,770
St. Louis MO Municipal Finance Corporation (Miscellaneous Revenue)	5.00	02/15/2016	1,000,000	1,115,160

				36,388,492

Montana: 0.00%
Montana Board Housing Series A2 (Housing Revenue, GO of Board Insured)	4.20	12/01/2013	125,000	129,050

Nebraska: 0.28%
Central Plains Nebraska Energy Project # 1 Series A (Utilities Revenue)	5.00	12/01/2014	2,000,000	2,122,820
Central Plains Nebraska Energy Project # 1 Series A (Utilities Revenue)	5.00	12/01/2015	10,560,000	11,240,592
O’Neill NE St. Anthony’s Project (Health Revenue) §	6.25	09/01/2012	170,000	170,809

				13,534,221

Nevada: 0.91%
Clark County NV Airport (Airport Revenue, Citibank NA LIQ) ±§144A	0.38	01/01/2018	11,250,000	11,250,000
Clark County NV Economic Development Bishop Gorman High School (Education Revenue, Bank of America NA LOC) ±§	0.23	12/01/2041	16,500,000	16,500,000
Henderson NV Health Care Facilities Catholic Healthcare West Series B (Health Revenue)	5.00	07/01/2013	2,000,000	2,088,080
Nevada River Commission Hoover Upgrading Project Series E (GO) %%	5.00	10/01/2015	4,365,000	4,954,886
Nevada River Commission Hoover Upgrading Project Series E (GO) %%	5.00	10/01/2016	4,595,000	5,381,526
Reno NV Washoe Medical Center Series A (Health Revenue, AMBAC Insured)	5.25	06/01/2013	1,225,000	1,269,063
Sparks NV Redevelopment Agency Tax Increment Area # 1 (Tax Revenue)	4.00	01/15/2014	1,260,000	1,274,994
Sparks NV Redevelopment Agency Tax Increment Area # 1 (Tax Revenue)	4.00	01/15/2015	1,520,000	1,543,074

				44,261,623

New Hampshire: 0.10%
New Hampshire HFA SFMR Series B (Housing Revenue) §	5.00	07/01/2027	4,645,000	4,864,058

New Jersey: 5.98%
Gloucester County NJ Improvement Authority Waste Management Incorporated Project Series A (Resource Recovery Revenue) ±§	2.63	12/01/2029	2,705,000	2,729,399
Hudson County NJ COP (Miscellaneous Revenue, NATL-RE Insured)	6.25	06/01/2016	2,000,000	2,291,640
New Jersey EDA Cigarette Tax Radian IBCC (Tobacco Revenue, Radian, IBC Insured)	5.38	06/15/2014	3,500,000	3,841,390
New Jersey EDA Cigarette Tax Radian IBCC (Tobacco Revenue, Radian, IBC Insured)	5.38	06/15/2015	8,325,000	9,514,559
New Jersey EDA Cigarette Tax Series 2012 (Tobacco Revenue)	5.00	06/15/2016	10,000,000	11,205,800
New Jersey EDA Cigarette Tax Series 2012 (Tobacco Revenue)	5.00	06/15/2017	4,000,000	4,532,280
New Jersey EDA Motor Vehicle Commission Series A (Miscellaneous Revenue, NATL-RE Insured) §	5.25	07/01/2016	2,190,000	2,388,567
New Jersey EDA Motor Vehicle Commission Series A CAB (Miscellaneous Revenue, NATL-RE State Appropriations Insured) ¤	0.00	07/01/2014	1,810,000	1,738,487
New Jersey EDA School Facilities Series C (Miscellaneous Revenue, State Appropriations Insured) ±§	1.98	02/01/2018	39,000,000	39,369,720
New Jersey HEFAR Student Loan Series 1A (Education Revenue) §	4.75	12/01/2029	445,000	455,110
New Jersey HEFAR Student Loan Series 2 (Education Revenue) §	4.50	12/01/2029	7,965,000	8,061,217
New Jersey HFFA Catholic Health East (Health Revenue)	5.00	11/15/2013	2,000,000	2,098,660

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Short-Term Municipal Bond Fund	27

Security Name	Interest Rate	Maturity Date	Principal	Value

New Jersey (continued)
New Jersey Higher Education Assistance Authority Series 1B (Education Revenue)	3.00%	12/01/2013	$10,340,000	$10,633,656
New Jersey Higher Education Assistance Authority Series 1B (Education Revenue)	5.00	12/01/2013	5,000,000	5,282,850
New Jersey Higher Education Assistance Authority Series A (Education Revenue)	5.00	06/01/2013	1,285,000	1,332,635
New Jersey Higher Education Assistance Authority Series A (Education Revenue)	5.00	06/01/2014	5,555,000	5,950,794
New Jersey PFOTER Series 4716 (Tax Revenue, NATL-RE, FGIC Insured, Dexia Credit Local LIQ) ±§144A	0.75	09/01/2027	25,000,000	25,000,000
New Jersey PFOTER Series 4717 (Miscellaneous Revenue) ±§144A	0.85	12/15/2022	38,105,000	38,105,000
New Jersey State Turnpike Authority Series C-1 (Transportation Revenue, AGM Insured, Westdeutsche Landesbank SPA) ±§	0.50	01/01/2024	35,000,000	35,000,000
New Jersey State Turnpike Authority Series D (Transportation Revenue, Societe Generale LOC, NATL-RE, FGIC Insured) ±§	0.70	01/01/2018	46,200,000	46,200,000
New Jersey Tobacco Settlement Financing Corporation Series 1A (Tobacco Revenue)	5.00	06/01/2014	2,500,000	2,647,525
New Jersey Tobacco Settlement Financing Corporation Series 1A (Tobacco Revenue)	5.00	06/01/2015	1,000,000	1,079,700
New Jersey Tobacco Settlement Financing Corporation Series C (Tobacco Revenue, Morgan Stanley Bank LIQ) ±§144A	0.78	06/01/2029	18,565,000	18,565,000
New Jersey Transit Corporation Federal Transit Administration Grants Series A (Miscellaneous Revenue, NATL-RE, FGIC Insured) §	5.00	09/15/2016	3,955,000	4,437,747
New Jersey Transit Corporation Series A (Miscellaneous Revenue, AMBAC Insured)	5.50	09/15/2015	1,000,000	1,126,560
Newark NJ Housing Authority (Miscellaneous Revenue, NATL-RE Insured)	5.00	01/01/2015	1,450,000	1,515,917
Newark NJ Housing Authority (Miscellaneous Revenue, NATL-RE Insured)	5.00	01/01/2016	560,000	593,746
Newark NJ Housing Authority (Miscellaneous Revenue, NATL-RE Insured)	5.00	01/01/2016	1,070,000	1,134,478
Newark NJ Housing Authority (Miscellaneous Revenue, NATL-RE Insured)	5.00	01/01/2017	3,455,000	3,718,513
North Jersey District Water Supply Series C (Water & Sewer Revenue, NATL-RE Insured) §	5.25	07/01/2015	1,000,000	1,029,720

				291,580,670

New Mexico: 0.27%
Clayton NM Jail Project Revenue (Miscellaneous Revenue, CIFC Insured)	5.00	11/01/2014	1,250,000	1,326,450
Clayton NM Jail Project Revenue (Miscellaneous Revenue, CIFC Insured)	5.00	11/01/2015	875,000	946,409
New Mexico Educational Assistance Foundation Series A-2 (Education Revenue, Guaranteed Student Loans Insured) ±	1.12	12/01/2028	9,925,000	9,875,772
New Mexico Mortgage Finance Authority SFMR Class IA2 (Housing Revenue, GNMA, FNMA Insured) §	5.60	01/01/2039	655,000	704,236
New Mexico Mortgage Finance Authority SFMR Class ID2 (Housing Revenue, GNMA, FNMA, FHLMC Insured) §	4.05	07/01/2026	225,000	225,860

				13,078,727

New York: 13.06%
Buffalo NY Sewer Authority Series F (Water & Sewer Revenue, NATL-RE, FGIC Insured) §	6.00	07/01/2013	355,000	362,281
Dutchess County NY Local Development Corporation Health Quest System Incorporated Series A (Health Revenue, AGM Insured)	5.00	07/01/2014	1,085,000	1,164,444
Dutchess County NY Local Development Corporation Health Quest System Incorporated Series A (Health Revenue)	4.00	07/01/2013	1,295,000	1,331,001

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

New York (continued)
Long Island NY Power Authority Series A1 (Utilities Revenue, Bayerische Landesbank LOC) ±§	0.29%	05/01/2033	$10,000,000	$10,000,000
Long Island NY Power Authority Series D (Utilities Revenue, AGM Insured, Dexia Credit Local SPA) ±§	0.37	12/01/2029	27,505,000	27,505,000
Long Island NY Power Authority Series I (Utilities Revenue, AGM Insured, Dexia Credit Local SPA) ±§	0.50	12/01/2029	30,950,000	30,950,000
Long Island NY Power Authority Series L (Utilities Revenue, FSA Insured, Dexia Credit Local SPA) ±§	0.55	12/01/2029	15,140,000	15,140,000
Long Island NY Power Authority Series N (Utilities Revenue, FSA Insured, Dexia Credit Local SPA) ±§	0.40	12/01/2029	15,565,000	15,565,000
Long Island NY Power Authority Series O (Utilities Revenue, AGM Insured, Dexia Credit Local SPA) ±§	0.50	12/01/2029	12,500,000	12,500,000
Metropolitan Transportation Authority New York Sub Series B-3 (Tax Revenue) ±	1.08	11/01/2018	32,600,000	32,679,870
Metropolitan Transportation Authority New York Sub Series E-2 (Transportation Revenue, BNP Paribas LOC) ±§	0.34	11/01/2035	21,200,000	21,200,000
Monroe County NY Airport Authority Greater Rochester International Airport (Airport Revenue, NATL-RE Insured)	5.75	01/01/2014	4,010,000	4,211,743
Monroe County NY Airport Authority Greater Rochester International Airport (Airport Revenue, NATL-RE Insured)	5.75	01/01/2015	5,030,000	5,445,025
Monroe County NY Airport Authority Greater Rochester International Airport (Airport Revenue, NATL-RE Insured)	5.88	01/01/2016	3,830,000	4,256,509
New York NY Adjusted Fiscal 2008 Sub Series J-5 (GO, Dexia Credit Local SPA) ±§	0.34	08/01/2028	4,700,000	4,700,000
New York NY Housing Development Corporation MFHR Series L-2 (Housing Revenue) ±§	2.00	05/01/2045	13,000,000	13,154,180
New York NY IDAG Yankee Stadium CAB (Miscellaneous Revenue, Assured Guaranty Insured) ¤	0.00	03/01/2013	2,755,000	2,738,801
New York NY Municipal Water Finance Authority Adjusted 2nd Generation Resolution Series AA3 (Water & Sewer Revenue, Dexia Credit Local SPA) ±§	0.34	06/15/2032	3,000,000	3,000,000
New York NY Municipal Water Finance Authority Series AA-2 (Water & Sewer Revenue, Dexia Credit Local SPA) ±§	0.45	06/15/2032	29,800,000	29,800,000
New York NY Municipal Water Finance Authority Series F-1 (Water & Sewer Revenue, Dexia Credit Local SPA) ±§	0.44	06/15/2033	16,915,000	16,915,000
New York NY Transitional Finance Authority NYC Recovery Series 3 (Tax Revenue, Dexia Credit Local SPA) ±§	0.50	11/01/2022	10,000,000	10,000,000
New York NY Transitional Finance Authority Subseries A-3 (Tax Revenue, Dexia Credit Local SPA) ±§	0.34	08/01/2023	20,000,000	20,000,000
New York Dormitory Authority North Shore Jewish Series B (Health Revenue) ±§	1.04	05/01/2018	9,970,000	9,452,158
New York Dormitory Authority Series A (Miscellaneous Revenue)	5.00	07/01/2014	1,200,000	1,293,204
New York Energy R&D Authority Electric and Gas Corporation Series A (Utilities Revenue)	2.13	03/15/2015	19,500,000	19,804,785
New York Local Government Assistance Corporation Series A-9V (Tax Revenue, AGM GO of Corporation Insured) ±§(n)(m)(a)	0.15	04/01/2017	39,500,000	37,746,725
New York NY Sub Series A-6 (GO, AGM Insured, Dexia Credit Local SPA) ±§	0.34	11/01/2026	10,510,000	10,510,000
New York NY Sub Series F-2 (GO) ±§	4.40	12/15/2017	19,720,000	20,644,868
New York NY Sub Series J-7 (GO, Landesbank Baden-Wuerttemberg LOC) ±§	0.75	08/01/2021	18,500,000	18,500,000
New York NY Sub Series L-5 (GO, Dexia Credit Local SPA) ±§	0.34	04/01/2035	48,900,000	48,900,000
New York Tobacco Settlement Financing Corporation Series B (Tobacco Revenue)	5.00	06/01/2017	6,500,000	7,647,120

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Short-Term Municipal Bond Fund	29

Security Name	Interest Rate	Maturity Date	Principal	Value

New York (continued)
New York Urban Development Corporation (Housing Revenue) §	5.88%	02/01/2013	$14,000,000	$14,070,560
Niagara County NY IDA Solid Waste Disposal Series C (Resource Recovery Revenue) ±§	5.63	11/15/2024	7,250,000	7,351,573
Niagara Falls NY Bridge Commission Series B (Transportation Revenue, NATL-RE, FGIC Insured) §	5.25	10/01/2015	970,000	1,012,020
Public Housing Capital Fund Trust I (Miscellaneous Revenue, Housing & Urban Development Loan Insured) §144A	4.50	07/01/2022	13,000,000	13,808,990
Public Housing Capital Fund Trust II (Miscellaneous Revenue, Housing & Urban Development Loan Insured) §144A	4.50	07/01/2022	5,500,000	5,798,320
Seneca County NY IDA Solid Waste Disposal Seneca Meadows Incorporated Project (IDR) ±§144A	6.63	10/01/2035	10,450,000	10,580,730
Suffolk County NY Economic Development Corporation (Health Revenue)	5.00	07/01/2016	1,000,000	1,133,070
Suffolk County NY Series B (GO)	4.00	10/01/2015	1,000,000	1,078,200
Suffolk County NY TAN Series I (GO)	2.00	07/12/2012	105,000,000	105,028,350
Syracuse NY Public Improvement Series B (GO, Assured Guaranty Insured)	4.00	04/15/2014	850,000	895,917
Troy NY Capital Resource Corporation Series B (Education Revenue)	5.00	09/01/2015	2,000,000	2,205,080
Westchester County NY Healthcare Corporation Series B (Health Revenue)	4.00	11/01/2014	1,700,000	1,796,373
Westchester County NY Healthcare Corporation Series B (Health Revenue)	5.00	11/01/2014	4,815,000	5,213,200
Westchester County NY Healthcare Corporation Series B (Health Revenue)	5.00	11/01/2015	3,000,000	3,322,020
Yonkers NY IDA Series A (GO)	5.00	10/01/2014	1,500,000	1,611,810
Yonkers NY IDA Series A (GO)	5.00	10/01/2015	2,295,000	2,522,320
Yonkers NY IDA Series A (GO)	5.00	10/01/2016	2,000,000	2,240,940

				636,787,187

North Carolina: 0.70%
New Hanover County NC Regional Medical Center Series 2005 B-2 (Health Revenue, AGM Insured, Bank of America NA SPA) ±§	0.55	10/01/2023	4,285,000	4,285,000
North Carolina Eastern Municipal Power Agency Series C (Utilities Revenue, NATL-RE, IBC Insured) §	7.00	01/01/2013	1,105,000	1,132,194
North Carolina Eastern Municipal Power Agency Series D (Utilities Revenue) %%	5.00	01/01/2016	5,000,000	5,594,750
North Carolina Eastern Municipal Power Agency Series D (Utilities Revenue) %%	5.00	01/01/2017	10,000,000	11,426,900
North Carolina Medical Care Commission University Health System Series E1 (Health Revenue) ±§	5.75	12/01/2036	11,195,000	11,883,604

				34,322,448

North Dakota: 0.12%
Fargo ND Sanford Health System (Health Revenue)	4.00	11/01/2015	4,115,000	4,461,771
Ward County ND HCFA (Health Revenue)	5.25	07/01/2015	1,375,000	1,486,320

				5,948,091

Ohio: 1.91%
Akron OH Sewer System (Water & Sewer Revenue, AMBAC Insured)	5.00	12/01/2014	2,175,000	2,307,001
Cleveland OH Airport System (Airport Revenue)	4.00	01/01/2015	5,245,000	5,541,028
Cleveland OH Municipal School District (GO, South Dakota Credit Program Insured)	4.00	12/01/2015	1,640,000	1,777,809
Cleveland OH Municipal School District (GO, South Dakota Credit Program Insured)	5.00	12/01/2016	1,705,000	1,941,978
Garfield Heights OH Reform & Improvement Project (GO, AGM Insured) §	3.00	12/01/2016	3,740,000	3,982,763

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Ohio (continued)
Montgomery County OH Catholic Health Initiatives Series A (Health Revenue) §	4.00%	05/01/2015	$1,625,000	$1,711,661
Montgomery County OH Catholic Health Initiatives Series D2 (Health Revenue) ±§	5.25	10/01/2038	5,500,000	5,836,600
Montgomery County OH Refunding System Greater Moraine Beaver (Water & Sewer Revenue, AMBAC Insured) §	5.38	11/15/2015	2,650,000	2,698,018
Ohio Air Quality Development Authority Columbus Southern Power Corporation Series A (Utilities Revenue) ±§	3.88	12/01/2038	2,000,000	2,069,500
Ohio Air Quality Development Authority First Energy Series A (IDR) ±§	2.25	12/01/2023	33,300,000	33,546,753
Ohio Air Quality Development Authority First Energy Series A (IDR)	5.70	02/01/2014	2,500,000	2,657,400
Ohio Higher Educational Facility Commission Hospital Cleveland Clinic Health Series A (Health Revenue)	4.00	01/01/2013	1,750,000	1,781,063
Ohio Higher Educational Facility Commission University Hospital Health System Series A (Health Revenue)	4.00	01/15/2013	150,000	152,807
Ohio Higher Educational Facility Commission University Hospital Health System Series A (Health Revenue)	5.00	01/15/2014	1,750,000	1,858,990
Ohio Higher Educational Facility Commission University Hospital Health System Series C (Health Revenue) ±§	4.88	01/15/2039	2,050,000	2,258,096
Ohio Higher Educational Facility Commission University of Dayton Project Series B (Education Revenue) ±§	1.43	07/01/2016	10,000,000	10,007,600
Ohio State Water Development Authority Waste Management Project (Resource Recovery Revenue) ±§	2.63	07/01/2021	3,300,000	3,329,832
Princeton OH School District MSTR (GO, NATL-RE Insured, Societe Generale LIQ) ±§	0.60	12/01/2030	9,480,000	9,480,000

				92,938,899

Oklahoma: 0.83%
Comanche County OK Independent School District # 4 Geronimo (GO) §	6.25	08/15/2014	574,542	599,367
Oklahoma City OK Industrial & Cultural Facilities Series B (Health Revenue, NATL-RE Insured) ±§(n)(m)(a)	0.54	06/01/2019	16,400,000	15,262,796
Oklahoma County OK Finance Authority Western Heights Public Schools Project (Miscellaneous Revenue)	3.25	09/01/2012	840,000	843,268
Oklahoma Development Finance Authority Health System Integris Baptist Series A-2 (Health Revenue, Assured Guaranty Insured, JPMorgan Chase Bank SPA) ±§	0.40	08/15/2035	17,155,000	17,155,000
Oklahoma Development Finance Authority PCR Public Service Company Oklahoma Project (IDR)	5.25	06/01/2014	540,000	574,825
Okmulgee OK Municipal Utility System Series A (Utilities Revenue)	2.00	12/01/2012	1,130,000	1,136,192
Tulsa OK Airports Improvement Trust Series A (Airport Revenue) §	4.00	06/01/2017	4,600,000	4,867,950

				40,439,398

Oregon: 0.04%
Oregon Facilities Authority Legacy Health System (Health Revenue)	5.00	03/15/2013	1,000,000	1,031,600
Oregon Facilities Authority Legacy Health System (Health Revenue)	5.00	03/15/2014	750,000	797,190
Oregon Housing & Community Services Department Series H (Housing Revenue) §	5.13	01/01/2029	5,000	5,140

				1,833,930

Pennsylvania: 8.09%
Allegheny County PA Airport Authority Pittsburgh International Airport (Airport Revenue, NATL-RE Insured)	5.00	01/01/2013	1,410,000	1,436,198

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Short-Term Municipal Bond Fund	31

Security Name	Interest Rate	Maturity Date	Principal	Value

Pennsylvania (continued)
Allegheny County PA Airport Authority Pittsburgh International Airport (Airport Revenue, AGM Insured)	5.00%	01/01/2014	$1,350,000	$1,420,078
Allegheny County PA Airport Authority Pittsburgh International Airport (Airport Revenue, AGM Insured)	5.00	01/01/2015	1,000,000	1,083,180
Allegheny County PA Airport Authority Pittsburgh International Airport (Airport Revenue, NATL-RE Insured)	5.75	01/01/2013	1,575,000	1,605,838
Allegheny County PA Airport Authority Pittsburgh International Airport (Airport Revenue, NATL-RE Insured)	5.75	01/01/2014	1,000,000	1,050,000
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A-1 (Health Revenue) ±§	1.03	02/01/2021	22,405,000	21,476,537
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series B (Health Revenue)	5.00	06/15/2014	1,475,000	1,598,443
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Centre Series F (Health Revenue) ±§	1.23	05/15/2038	13,000,000	13,001,430
Allegheny County PA IDAG Duquesne Light PCR Series A (Utilities Revenue, AMBAC Insured) ±	4.35	12/01/2013	1,660,000	1,723,412
Allegheny County PA University of Pittsburgh Medical Center Series B (Health Revenue)	5.00	06/15/2014	1,085,000	1,175,804
Berks County PA Municipal Authority Phoebe-Devitt Homes Project Series A (Health Revenue) ±§	1.48	05/01/2037	8,000,000	8,000,000
Chester County PA IDA Renaissance Academy Project Series A (Miscellaneous Revenue) §	5.63	10/01/2015	1,565,000	1,565,110
Cumberland County PA Municipal Authority Diakon Lutheran (Health Revenue)	3.75	01/01/2013	650,000	656,480
Cumberland County PA Municipal Authority Diakon Lutheran (Health Revenue)	5.00	01/01/2015	2,310,000	2,458,094
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue) §	6.10	07/01/2013	2,240,000	2,248,870
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue) §	6.20	07/01/2019	3,800,000	3,801,520
Delaware Valley PA Regional Financial Authority Series B (Miscellaneous Revenue, Bayerische Landesbank LOC) ±§	0.60	06/01/2042	22,000,000	22,000,000
Delaware Valley PA Regional Financial Authority Series D (Miscellaneous Revenue, Bayerische Landesbank LOC) ±§	0.65	12/01/2020	27,400,000	27,400,000
Delaware Valley PA Regional Financial Authority (Miscellaneous Revenue)	5.75	07/01/2017	20,750,000	24,165,657
Harrisburg PA Authority Resource Recovery Facility Series D-1 (Resource Recovery Revenue, AGM Insured) ±§	5.25	12/01/2033	8,880,000	8,968,622
Harrisburg PA Authority Resources Guaranteed Subordinated Series D-2 (Resource Recovery Revenue, AGM Insured) ±§	5.00	12/01/2033	14,795,000	14,850,629
Luzerne County PA Series C (GO, FSA Insured) §	7.00	11/01/2018	2,130,000	2,532,442
Lycoming County PA Health System Susquehanna Health System Project A (Health Revenue)	5.00	07/01/2014	2,000,000	2,109,680
McKeesport PA Area School District CAB Series A (GO, AMBAC State Aid Withholding Insured) ¤	0.00	10/01/2014	2,000,000	1,884,480
Montgomery County PA IDA (Health Revenue, FHA Insured)	5.00	02/01/2014	1,880,000	2,002,576
Montgomery County PA IDA (Health Revenue, FHA Insured)	5.00	08/01/2014	2,955,000	3,204,698
Montgomery County PA IDA (Health Revenue, FHA Insured)	5.00	08/01/2015	2,505,000	2,796,908
Northampton County PA General Purpose Hospital Authority St. Lukes Hospital Project Series C (Health Revenue) ±§	4.50	08/15/2032	1,425,000	1,556,499
Pennsylvania EDFA Albert Einstein Healthcare Series A (Health Revenue)	5.00	10/15/2013	6,135,000	6,290,461
Pennsylvania EDFA Albert Einstein Healthcare Series A (Health Revenue)	5.25	10/15/2014	900,000	938,853

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Pennsylvania (continued)
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, AMBAC Insured)	5.00%	12/01/2013	$4,215,000	$4,284,252
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, AMBAC Insured)	5.00	12/01/2014	7,500,000	7,662,600
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, AMBAC Insured)	5.00	12/01/2015	1,675,000	1,707,612
Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project (Resource Recovery Revenue) ±	2.75	09/01/2013	4,250,000	4,341,460
Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project (Resource Recovery Revenue) §	5.13	12/01/2015	305,000	308,398
Pennsylvania EDFA Waste Management Project (Resource Recovery Revenue) ±§	2.63	12/01/2033	6,500,000	6,558,630
Pennsylvania Finance Authority Community College Beaver County Project (Education Revenue, NATL-RE State Aid Withholding Insured) §	4.65	12/01/2013	1,085,000	1,088,787
Pennsylvania HEFAR Foundation Indiana University PA Series A (Education Revenue, XLCA Insured) ±§	0.76	07/01/2017	3,780,000	3,582,495
Pennsylvania HEFAR University of Pittsburgh Medical Center Series E (Health Revenue)	5.00	05/15/2014	3,970,000	4,277,238
Pennsylvania HEFAR University of the Arts (Education Revenue, Radian State Aid Withholding Insured) §	5.50	03/15/2013	485,000	486,285
Pennsylvania IDA (Miscellaneous Revenue, AMBAC Insured) §	5.50	07/01/2017	3,100,000	3,142,997
Pennsylvania Public School Building Project (Miscellaneous Revenue, Dexia Credit Local LOC & LIQ, FSA State Aid Withholding Insured) ±§	0.87	06/01/2023	15,900,000	15,900,000
Pennsylvania Turnpike Commission (Transportation Revenue) ±§	0.95	06/01/2015	13,770,000	13,785,698
Pennsylvania Turnpike Commission Series C (Transportation Revenue) ±§	1.08	12/01/2013	15,000,000	15,036,000
Pennsylvania Turnpike Commission Series C (Transportation Revenue) ±§	1.23	12/01/2014	20,000,000	20,119,200
Philadelphia PA 4th Series 1998 General Ordinance (Utilities Revenue, AGM Insured) §	5.25	08/01/2015	1,150,000	1,198,484
Philadelphia PA 8th Series 1998 General Ordinance-A (Utilities Revenue)	5.00	08/01/2013	1,000,000	1,042,240
Philadelphia PA 8th Series 1998 General Ordinance-A (Utilities Revenue)	5.00	08/01/2014	4,045,000	4,339,193
Philadelphia PA Gas Works 18th Series CIFG (Utilities Revenue, CIFC Insured)	5.00	08/01/2014	2,000,000	2,141,380
Philadelphia PA Gas Works 7th Series 1998 General Ordinance (Utilities Revenue, AMBAC Insured)	5.00	10/01/2013	3,225,000	3,381,026
Philadelphia PA Gas Works 8th Series 1998 General Ordinance Series A (Utilities Revenue)	5.00	08/01/2015	2,000,000	2,190,160
Philadelphia PA GO (Tax Revenue)	4.00	08/01/2013	12,670,000	13,051,747
Philadelphia PA GO (Tax Revenue, CIFC Insured)	5.00	08/01/2014	2,320,000	2,484,001
Philadelphia PA GO (Tax Revenue)	5.00	08/01/2014	4,030,000	4,318,870
Philadelphia PA Hospital & HEFAR Temple University Health System Series B (Health Revenue)	5.00	07/01/2015	1,500,000	1,564,965
Philadelphia PA Hospital & HEFAR Temple University Health System Series B (Health Revenue)	5.00	07/01/2016	1,500,000	1,573,680
Philadelphia PA Housing Authority (Housing Revenue, AGM Housing & Urban Development Loan Insured) §	5.25	12/01/2017	2,335,000	2,388,682
Philadelphia PA IDA Series A (Miscellaneous Revenue, NATL-RE, FGIC Insured)	5.00	10/01/2012	8,000,000	8,078,480
Philadelphia PA IDA Series A (Miscellaneous Revenue, NATL-RE, FGIC Insured)	5.00	10/01/2013	5,625,000	5,844,263
Philadelphia PA Municipal Authority Lease (Miscellaneous Revenue)	4.00	04/01/2013	1,290,000	1,318,393

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Short-Term Municipal Bond Fund	33

Security Name	Interest Rate	Maturity Date	Principal	Value

Pennsylvania (continued)
Philadelphia PA Municipal Authority Lease Series A (Miscellaneous Revenue, AGM Insured)	5.25%	05/15/2013	$1,365,000	$1,412,898
Philadelphia PA Municipal Authority Lease Series B (Miscellaneous Revenue, AGM Insured) §	5.25	11/15/2015	2,850,000	3,023,822
Philadelphia PA Municipal Authority Series B (Miscellaneous Revenue, AGM Insured) §	5.25	11/15/2016	1,280,000	1,358,067
Philadelphia PA Parking Authority (Airport Revenue)	5.00	09/01/2012	2,265,000	2,280,447
Philadelphia PA RDA Transformation Initiative (Miscellaneous Revenue)	5.00	04/15/2015	1,000,000	1,103,610
Philadelphia PA RDA Transformation Initiative (Miscellaneous Revenue)	5.00	04/15/2016	1,370,000	1,550,251
Philadelphia PA RDA Transformation Initiative (Miscellaneous Revenue)	5.00	04/15/2017	1,500,000	1,725,150
Philadelphia PA School District Series A (GO, AMBAC State Aid Withholding Insured)	5.00	08/01/2013	2,955,000	3,104,287
Philadelphia PA School District Series A (GO, AMBAC State Aid Withholding Insured)	5.00	08/01/2015	10,105,000	11,299,815
Philadelphia PA School District Series A (GO, AMBAC State Aid Withholding Insured) §	5.00	08/01/2016	5,210,000	5,705,679
Philadelphia PA School District Series B (GO, Assured Guaranty State Aid Withholding Insured)	5.00	06/01/2015	4,655,000	5,136,374
Pittsburgh PA Series A (GO)	3.00	09/01/2014	400,000	415,828
Pittsburgh PA Series A (GO)	4.00	09/01/2015	625,000	675,300
Pittsburgh PA Series A (GO)	4.00	09/01/2016	600,000	654,990
Pittsburgh PA Water & Sewer Authority Series C (Water & Sewer Revenue, Assured Guaranty Insured) ±§	2.63	09/01/2035	6,250,000	6,264,875
St. Mary Hospital Authority Pennsylvania Catholic Healthcare East Series B (Health Revenue)	5.00	11/15/2013	2,000,000	2,113,520
Westmoreland County PA CAB Series A (GO, NATL-RE Insured) ¤	0.00	06/01/2013	1,170,000	1,149,876
Westmoreland County PA IDA Excela Health Project (Health Revenue)	4.00	07/01/2014	1,380,000	1,433,158
Westmoreland County PA IDA Excela Health Project (Health Revenue)	4.00	07/01/2015	1,435,000	1,512,289

				394,119,951

Puerto Rico: 1.99%
Puerto Rico Commonwealth Highway & Transportation Authority Floaters Series DCL 019 (Transportation Revenue, Dexia Credit Local LOC & LIQ, FSA Insured) ±§	0.87	01/01/2029	595,000	595,000
Puerto Rico Commonwealth Highway & Transportation Authority Series W MBIA (Tax Revenue, NATL-RE, IBC Insured) §	5.50	07/01/2013	1,205,000	1,231,510
Puerto Rico Commonwealth Various Refunding Series C-5 (Miscellaneous Revenue, AGM Insured) ±§	2.58	07/01/2021	15,000,000	15,000,000
Puerto Rico Government Development Bank Senior Note Series D (Miscellaneous Revenue) §	1.00	11/08/2012	8,500,000	8,499,150
Puerto Rico Highway & Transportation Series W (Tax Revenue) §	5.50	07/01/2013	725,000	763,505
Puerto Rico Highway & Transportation Series W (Tax Revenue) §	5.50	07/01/2013	725,000	745,786
Puerto Rico Highway & Transportation Series W (Tax Revenue) §	5.50	07/01/2013	295,000	301,263
Puerto Rico PFOTER Series 4147 (Utilities Revenue, FSA, FGIC Insured) §¤	0.00	07/01/2033	31,080,000	31,080,000
Puerto Rico Public Buildings Authority Government Facilities Series F (Lease Revenue, CIFG Insured)	5.25	07/01/2017	7,700,000	8,537,837
Puerto Rico Sales Tax Financing Corporation MSTR Series SGC-4 Class A (Tax Revenue, Societe Generale LIQ) ±§	0.29	08/01/2057	10,000,000	10,000,000
Puerto Rico Sales Tax Financing Corporation Series 3036 (Tax Revenue, Morgan Stanley Bank LIQ) ±§	0.33	08/01/2057	20,000,000	20,000,000

				96,754,051

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Rhode Island: 0.06%
Providence RI Series A (GO, AGM Insured)	4.00%	01/15/2014	$1,830,000	$1,897,216
Rhode Island Health & Educational Building Corporation Providence Public Schools Program Series A (Miscellaneous Revenue, AGM Insured)	5.00	05/15/2014	1,175,000	1,248,391

				3,145,607

South Carolina: 0.53%
Berkeley County SC Pollution Control Facilities Generating Company Project (Utilities Revenue) §	4.88	10/01/2014	2,860,000	3,033,974
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2013	105,306	101,404
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2014	110,149	97,491
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2015	119,099	95,391
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2016	132,758	62,072
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2017	179,606	76,877
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2018	198,490	77,163
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2019	216,089	77,243
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2020	235,042	78,617
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2021	278,784	85,712
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2022	294,812	85,021
Connector 2000 Association Incorporated CAB Series A-1 (Transportation Revenue) §¤	0.00	01/01/2032	5,488,483	802,197
Connector 2000 Association Incorporated CAB Series A-1 (Transportation Revenue) §¤	0.00	01/01/2042	9,216,631	623,413
Connector 2000 Association Incorporated CAB Series A-1 (Transportation Revenue) §¤	0.00	07/22/2051	12,276,868	364,869
Connector 2000 Association Incorporated CAB Series B-1 (Transportation Revenue) §¤	0.00	01/01/2032	2,715,678	167,231
Connector 2000 Association Incorporated CAB Series B-1 (Transportation Revenue) §¤	0.00	07/22/2051	8,327,034	79,856
Georgetown County SC Environmental Improvement International Paper Company Project Series A (IDR)	5.95	03/15/2014	2,300,000	2,473,627
Lexington County SC Health Services Incorporated (Health Revenue)	5.00	11/01/2014	500,000	543,965
Newberry SC Investing in Newberry County School District Project (Miscellaneous Revenue)	5.25	12/01/2014	1,000,000	1,077,120
Orangeburg County SC Joint Government Action Authority (Tax Revenue, NATL-RE Insured)	5.00	10/01/2013	1,100,000	1,134,430
Piedmont Municipal Power Agency South Carolina Unrefunded Balance 2004 Series A (Utilities Revenue, FGIC Insured)	6.50	01/01/2016	1,860,000	2,190,392
Richland County SC Series A (Resource Recovery Revenue)	4.60	09/01/2012	1,500,000	1,509,210
South Carolina Jobs EDA Anmed Health Project (Health Revenue)	3.00	02/01/2015	225,000	234,882
South Carolina Jobs EDA Anmed Health Project (Health Revenue)	5.00	02/01/2015	1,145,000	1,253,420

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Short-Term Municipal Bond Fund	35

Security Name	Interest Rate	Maturity Date	Principal	Value

South Carolina (continued)
South Carolina Jobs EDA Improvement Palmetto Health (Health Revenue) ±§	0.93%	08/01/2039	$9,590,000	$9,498,128

				25,823,705

South Dakota: 0.03%
Lower Brule Sioux Tribe of South Dakota Series B (GO) §	5.15	05/01/2014	830,000	788,583
South Dakota Housing Development Authority Series F (Housing Revenue) §	5.25	05/01/2028	700,000	717,290

				1,505,873

Tennessee: 5.29%
Chattanooga-Hamilton County TN Hospital Authority (Health Revenue, AGM Insured)	5.00	10/01/2013	1,850,000	1,944,461
Chattanooga-Hamilton County TN Hospital Authority (Health Revenue, AGM Insured)	5.00	10/01/2013	4,200,000	4,414,452
Chattanooga-Hamilton County TN Hospital Authority (Health Revenue, AGM Insured)	5.00	10/01/2014	1,650,000	1,788,897
Chattanooga-Hamilton County TN Hospital Authority (Health Revenue, AGM Insured)	5.00	10/01/2014	4,085,000	4,428,875
Clarksville TN Natural Gas Acquisition Corporation (Utilities Revenue)	5.00	12/15/2016	1,550,000	1,669,257
Clarksville TN Natural Gas Acquisition Corporation (Utilities Revenue)	5.00	12/15/2017	815,000	879,980
Elizabethton TN Health & Educational Facilities Board Hospital Series B MBIA (Health Revenue, NATL-RE, IBC Insured) §	7.75	07/01/2029	1,200,000	1,236,384
Johnson City TN Health & Educational Facilities Board 1st Mortgage Mountain States (Health Revenue)	3.00	07/01/2013	3,535,000	3,594,141
Johnson City TN Health & Educational Facilities Board 1st Mortgage Mountain States Series A MBIA (Health Revenue, NATL-RE, IBC Insured) §	7.50	07/01/2033	8,750,000	9,015,212
Johnson City TN Health & Educational Refunding 1st Mortgage Mountain States Health Series A (Health Revenue) §	7.50	07/01/2033	10,700,000	11,024,317
Knox County TN Health Educational & Housing Facilities Board CAB Series A (Health Revenue, AGM Insured) §¤	0.00	01/01/2016	2,330,000	1,965,518
Lewisburg TN Industrial Development Board Waste Management Incorporated Project (Resource Recovery Revenue) ±	2.50	07/01/2012	1,750,000	1,750,088
Metropolitan Nashville & Davidson County TN County HEFA Meharry Medical College (Health Revenue, AMBAC Insured) §	6.00	12/01/2012	710,000	719,386
Metropolitan Nashville & Davidson County TN County HEFA Vanderbilt University Series B (Education Revenue) ±§	0.78	10/01/2038	11,000,000	11,000,000
Montgomery County TN Public Building Authority Adjusted Tennessee County Loan Pool (Miscellaneous Revenue, Bank of America NA LOC) ±§	0.45	02/01/2036	10,000,000	10,000,000
Municipal Energy Acquisition Corporation Tennessee Gas Revenue PUTTER Series 1578 (Utilities Revenue) ±§	0.42	12/01/2016	77,325,000	77,325,000
Municipal Energy Acquisition Corporation Tennessee Gas Revenue PUTTER Series 1579 (Utilities Revenue, JPMorgan Chase & Company LOC) ±§	0.42	12/01/2016	30,000,000	30,000,000
Shelby County TN Health Educational & Housing Facilities Series 2004A (Health Revenue)	5.00	09/01/2015	2,750,000	3,087,343
Tennessee Energy Acquisition Corporation Series 2006A (Utilities Revenue)	5.25	09/01/2019	2,835,000	3,163,803
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	09/01/2014	9,210,000	9,782,954
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	09/01/2015	19,040,000	20,625,461
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	09/01/2016	7,130,000	7,814,765
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	09/01/2017	5,310,000	5,906,791
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	02/01/2015	12,135,000	12,838,466

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Tennessee (continued)
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00%	02/01/2017	$12,000,000	$12,978,600
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	02/01/2018	4,280,000	4,590,086
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	02/01/2019	4,085,000	4,381,122

				257,925,359

Texas: 5.61%
Arlington TX Special Obligation Dallas Cowboys Series A (Tax Revenue, NATL-RE Insured) §	5.00	08/15/2034	4,510,000	4,691,798
Central Texas Regional Mobility Authority (Transportation Revenue)	5.75	01/01/2017	500,000	543,260
Dallas Fort Worth TX International Airport Series B (Airport Revenue, NATL-RE Insured) §	5.75	11/01/2018	1,120,000	1,124,077
Harris County TX Cultural Education Facilities Finance Corporation (Health Revenue)	2.75	06/01/2014	2,380,000	2,431,598
Harris County TX Cultural Education Facilities Finance Corporation (Health Revenue)	3.13	06/01/2015	2,290,000	2,384,096
Harris County TX Cultural Education Facilities Finance Corporation Methodist Hospital System Series B (Health Revenue)	5.25	12/01/2013	3,000,000	3,203,010
Harris County TX MSTR Receipts SGC 31-Class A (Miscellaneous Revenue, Societe Generale LOC & LIQ) ±§	0.29	08/15/2035	14,225,000	14,225,000
Houston TX Beneficial Ownership Series 14 (Housing Revenue) §	5.75	11/01/2034	1,489,000	1,492,916
Houston TX Housing Finance Corporation Series A (Housing Revenue, GNMA/FNMA Insured) §	6.75	06/01/2033	555,000	574,397
Laredo TX Public Property Finance Contractual Obligation (GO) §	3.88	02/15/2018	3,950,000	4,292,899
Lewisville TX Combination Contract Prerefunded (Miscellaneous Revenue, ACA Insured) §	5.75	09/01/2012	10,000	10,095
Lewisville TX Combination Contract Unrefunded (Miscellaneous Revenue, ACA Insured) §	5.75	09/01/2012	115,000	115,539
Love Field TX Airport Modernizatiion Corporation Southwest Airlines Company Project (Airport Revenue)	5.00	11/01/2016	5,000,000	5,503,200
Lower Colorado River Authority Texas Unrefunded Balance 2010 Series A (Miscellaneous Revenue, AGM Insured) §	5.88	05/15/2015	1,510,000	1,516,538
Lubbock TX Health Facilities Development Corporation St. Joseph Health Systems Series A (Hospital Revenue) ±§	3.05	07/01/2030	3,225,000	3,248,994
North Texas Health Facilities Development Corporation United Regional Health Care System (Health Revenue, AGM Insured)	5.00	09/01/2017	850,000	989,536
North Texas Higher Education Authority Incorporated Student Loan Series 1 Class A-1 (Education Revenue) ±	0.87	07/01/2019	14,030,000	13,982,438
North Texas Higher Education Authority Series 2 Class A (Education Revenue) ±	1.47	04/01/2037	14,620,000	14,623,070
North Texas Tollway Authority First Tier Series L-2 (Transportation Revenue) ±§	6.00	01/01/2038	15,500,000	15,914,625
Plano TX Health Facilities Development Corporation (Airport Revenue, Bank of America NA LOC) ±§	0.35	01/01/2020	3,370,000	3,370,000
Tarrant County TX Cultural Education Facilities (Health Revenue, Morgan Stanley Bank LIQ) ±§	0.33	02/15/2036	9,875,000	9,875,000
Tarrant County TX Cultural Education Facilities (Health Revenue)	5.00	05/15/2013	1,000,000	1,019,200
Texas Affordable Housing Corporation (Housing Revenue, GNMA, FNMA Insured) §	5.50	09/01/2038	225,000	231,068
Texas Municipal Gas Acquisition & Supply Corporation II Series 2007-042-1993B (Utilities Revenue, BNP Paribas LIQ) ±§	0.58	09/15/2018	20,000,000	20,000,000

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Short-Term Municipal Bond Fund	37

Security Name	Interest Rate	Maturity Date	Principal	Value

Texas (continued)
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series D (Utilities Revenue) §	5.63%	12/15/2017	$55,210,000	$61,319,539
Texas Municipal Gas Acquisition & Supply Corporation Series A (Utilities Revenue) ±§	1.01	09/15/2017	8,120,000	7,918,868
Texas Municipal Gas Acquisition & Supply Corporation Series A (Utilities Revenue)	5.00	12/15/2012	600,000	610,134
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±§	0.65	09/15/2017	60,555,000	58,979,964
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±§	0.86	12/15/2017	1,250,000	1,163,275
Texas PFA (Miscellaneous Revenue)	2.60	07/01/2020	9,195,000	9,268,928
Texas State Transportation Series B (Transportation Revenue, Banco Bilboa Vizcaya SPA) ±§	0.70	04/01/2026	8,900,000	8,900,000

				273,523,062

Utah: 0.23%
Utah Charter School Finance Authority North Davis Preparatory (Miscellaneous Revenue) §	5.00	07/15/2015	505,000	513,822
Utah Charter School Finance Authority Summit Academy Series A (Miscellaneous Revenue) §	5.13	06/15/2017	1,460,000	1,520,882
Utah County UT ECFA U.S. Steel Corporation Project (IDR)	5.38	11/01/2015	8,700,000	9,025,815

				11,060,519

Vermont: 0.21%
Burlington VT BAN (Airport Revenue) §	6.50	12/15/2012	8,500,000	8,503,825
Burlington VT Electric Series A (Utilities Revenue, AMBAC Insured) §	5.38	07/01/2013	605,000	607,009
Burlington VT Electric Series A (Utilities Revenue, AMBAC Insured) §	5.38	07/01/2014	1,145,000	1,148,412

				10,259,246

Virgin Islands: 0.59%
Virgin Islands PFA Matching Fund Loan Notes Diago Series A (Miscellaneous Revenue) §	6.00	10/01/2014	2,100,000	2,283,309
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series A (Water & Sewer Revenue)	5.00	10/01/2014	895,000	953,390
Virgin Islands PFA Senior Lien Series B (Miscellaneous Revenue)	5.00	10/01/2013	2,500,000	2,598,400
Virgin Islands PFA Senior Lien Series B (Miscellaneous Revenue)	5.00	10/01/2014	500,000	532,620
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10/01/2013	3,250,000	3,359,428
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10/01/2014	2,250,000	2,375,933
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10/01/2016	7,500,000	8,168,325
Virgin Islands PFA Sub Matching Fund Loan Notes Diago Series A (Miscellaneous Revenue)	3.00	10/01/2012	465,000	466,000
Virgin Islands PFA Sub Matching Fund Loan Notes Diago Series A (Tax Revenue)	4.00	10/01/2014	600,000	625,986
Virgin Islands PFA Sub Matching Fund Loan Notes Diago Series A (Miscellaneous Revenue)	5.00	10/01/2013	605,000	625,370
Virgin Islands PFA Sub Matching Fund Loan Notes Diago Series A (Tax Revenue)	5.00	10/01/2015	620,000	673,723
Virgin Islands Water & Power Authority Series A (Utilities Revenue)	4.00	07/01/2013	3,500,000	3,572,345
Virgin Islands Water & Power Authority Series A (Utilities Revenue)	4.00	07/01/2014	2,500,000	2,597,050

				28,831,879

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Virginia: 0.42%
Fairfax County VA EDA Mount Vernon Ladies Association Project (IDR, SunTrust Bank LOC) ±§	0.47%	06/01/2037	$7,700,000	$7,700,000
Louisa VA IDA Electric & Power Company Project Series A (Utilities Revenue) ±§	5.38	11/01/2035	2,000,000	2,112,720
Marquis VA CDA CAB Series C (Tax Revenue) ¤	0.00	09/01/2041	3,493,000	335,817
Marquis VA CDA Series A (Tax Revenue) §	5.10	09/01/2036	2,169,000	1,752,595
Richmond VA Government Facilities (Miscellaneous Revenue, AMBAC Insured)	5.00	07/15/2013	360,000	371,639
Smyth County VA IDA Mountain States Health Alliance (Health Revenue)	5.00	07/01/2013	3,670,000	3,806,341
Virginia College Building Authority Regent University Project (Education Revenue)	5.00	06/01/2014	535,000	568,138
Virginia Housing Development Authority Series A-5 (Housing Revenue, GO of Authority Insured)	3.90	01/01/2013	750,000	758,235
Virginia Housing Development Authority Series A-5 (Housing Revenue, GO of Authority Insured)	3.90	07/01/2013	600,000	612,684
Virginia Housing Development Authority Series A-5 (Housing Revenue, GO of Authority Insured)	4.20	07/01/2014	750,000	780,713
Virginia Housing Development Authority Sub Series C (Housing Revenue)	4.25	07/01/2013	1,500,000	1,537,665

				20,336,547

Washington: 1.08%
Clark County WA School District # 114 (GO, AGM Insured) §	5.25	12/01/2012	2,675,000	2,732,325
Energy Northwest Washington Electric Project 1 Series A (Utilities Revenue)	5.00	07/01/2014	3,410,000	3,723,004
King County WA Public Hospital District # 001 Series A (Health Revenue)	5.00	06/15/2013	1,070,000	1,105,321
King County WA Public Hospital District # 001 Series A (Health Revenue)	5.00	06/15/2014	1,520,000	1,601,715
Port Kalama WA Series B (Airport Revenue) §	5.25	12/01/2015	500,000	554,010
Port Moses Lake WA Series A (GO, XLCA Insured)	4.25	12/01/2012	200,000	203,036
Port Moses Lake WA Series A (GO, XLCA Insured)	4.25	12/01/2013	185,000	193,351
Skagit County WA Public Hospital District #1 (Health Revenue) §	5.50	12/01/2013	500,000	522,860
Washington EDFA (Resource Recovery Revenue) ±§	2.00	11/01/2017	3,000,000	3,021,420
Washington HCFA Series A (Health Revenue, Assured Guaranty Insured, KeyBank NA SPA) ±§	0.68	12/01/2036	5,390,000	5,390,000
Washington HCFA Series A (Health Revenue)	5.00	08/15/2012	2,000,000	2,010,460
Washington HCFA Series A (Health Revenue)	5.00	08/15/2013	1,250,000	1,304,700
Washington HCFA Series A (Health Revenue)	5.00	08/15/2014	1,500,000	1,595,355
Washington HEFAR Whitworth University Project (Education Revenue)	4.00	10/01/2012	710,000	713,990
Washington HEFAR Whitworth University Project (Education Revenue)	4.00	10/01/2013	630,000	644,263
Washington HEFAR Whitworth University Project (Education Revenue)	4.00	10/01/2014	790,000	820,218
Washington Housing Finance Commission YMCA Greater Seattle (Miscellaneous Revenue, Bank of America NA LOC) ±§	0.35	09/01/2037	26,700,000	26,700,000

				52,836,028

West Virginia: 0.17%
Berkeley County WV Public Service Sewer Series A (Miscellaneous Revenue) §	4.55	10/01/2014	545,000	564,135
West Virginia EDA PCR Series D (Utilities Revenue) ±§	4.85	05/01/2019	7,600,000	7,889,560

				8,453,695

Wisconsin: 1.78%
Kenosha WI Unified School District # 1 Series A (GO)	4.00	04/01/2013	2,130,000	2,181,461

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Short-Term Municipal Bond Fund	39

Security Name	Interest Rate	Maturity Date	Principal	Value

Wisconsin (continued)
Wisconsin HEFA Aurora Healthcare Incorporated Series 10-C (Health Revenue) ##	0.50%	07/02/2012	$20,000,000	$20,000,000
Wisconsin HEFA Aurora Healthcare Incorporated Series A (Health Revenue)	5.00	04/15/2014	1,500,000	1,605,885
Wisconsin HEFA Aurora Healthcare Incorporated Series B (Health Revenue)	5.00	07/15/2014	6,000,000	6,475,020
Wisconsin HEFA Froedtert & Community Healthcare (Health Revenue)	4.00	04/01/2014	1,250,000	1,320,150
Wisconsin HEFA Medical College Incorporated (Health Revenue)	4.00	12/01/2013	1,295,000	1,340,429
Wisconsin HEFA Medical College Incorporated (Health Revenue)	4.00	12/01/2015	1,310,000	1,392,202
Wisconsin HEFA Medical College Incorporated (Health Revenue)	5.00	12/01/2014	1,350,000	1,449,819
Wisconsin HEFA Mercy Alliance Incorporated Project Series A (Health Revenue) §	5.00	06/01/2019	6,000,000	6,362,580
Wisconsin HEFA Ministry Healthcare Series A (Health Revenue)	4.00	08/15/2014	1,000,000	1,054,630
Wisconsin HEFA Ministry Healthcare Series A (Health Revenue)	5.00	08/15/2015	1,750,000	1,921,395
Wisconsin HEFA Ministry Healthcare Series C (Health Revenue)	5.00	08/15/2016	500,000	563,855
Wisconsin HEFA Series 3122-X (Health Revenue, Morgan Stanley Bank LIQ) ±§144A	0.27	04/01/2039	10,000,000	10,000,000
Wisconsin HEFA ThedaCare Incorporated (Health Revenue)	5.00	12/15/2014	1,060,000	1,142,489
Wisconsin HEFA ThedaCare Incorporated Series A (Health Revenue)	5.00	12/15/2014	1,730,000	1,882,430
Wisconsin HEFA ThedaCare Incorporated Series B (Health Revenue)	4.00	12/15/2014	3,405,000	3,622,852
Wisconsin HEFA Wheaton Healthcare Series B (Health Revenue) ±§	4.75	08/15/2025	10,750,000	11,419,295
Wisconsin HEFA Wheaton Healthcare Series B (Health Revenue)	5.00	08/15/2012	860,000	864,498
Wisconsin PFOTER 628 (Health Revenue, NATL-RE Insured, Bank of America NA LIQ) ±§144A	0.41	08/15/2023	12,000,000	12,000,000

				86,598,990

Total Municipal Obligations (Cost $4,877,206,114)				4,930,416,197

	Yield		Shares
Short-Term Investments: 0.70%

Investment Companies: 0.69%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u) ##	0.01		33,429,751	33,429,751

			Principal

U.S. Treasury Securities: 0.01%
U.S. Treasury Bill #(z)	0.08	09/27/2012	$500,000	499,898

Total Short-Term Investments (Cost $33,929,636)				33,929,649

Total Investments in Securities
(Cost $4,911,135,750) *	101.85%	4,964,345,846
Other Assets and Liabilities, Net	(1.85)	(90,062,621)

Total Net Assets	100.00%	$4,874,283,225

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of Investments—June 30, 2012

±	Variable rate investment

§	These securities are subject to a demand feature which reduces the effective maturity.

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

¤	Security issued in zero coupon form with no periodic interest payments.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(u)	Rate shown is the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

(i)	Illiquid security for which the designation as illiquid is unaudited.

%%	Security issued on a when-issued basis.

##	All or a portion of this security has been segregated for when-issued securities.

*	Cost for federal income tax purposes is $4,911,305,750 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$64,678,116
Gross unrealized depreciation	(11,638,020)

Net unrealized appreciation	$53,040,096

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—June 30, 2012	Wells Fargo Advantage Short-Term Municipal Bond Fund	41

Assets
Investments
In unaffiliated securities, at value (see cost below)	$4,930,916,095
In affiliated securities, at value (see cost below)	33,429,751

Total investments, at value (see cost below)	4,964,345,846
Receivable for investments sold	34,214,849
Receivable for Fund shares sold	26,171,675
Receivable for interest	31,354,554
Receivable for daily variation margin on open futures contracts	158,204
Prepaid expenses and other assets	131,053

Total assets	5,056,376,181

Liabilities
Dividends payable	1,265,442
Payable for investments purchased	168,012,290
Payable for Fund shares redeemed	10,200,336
Advisory fee payable	660,184
Distribution fees payable	134,656
Due to other related parties	838,692
Accrued expenses and other liabilities	981,356

Total liabilities	182,092,956

Total net assets	$4,874,283,225

NET ASSETS CONSIST OF
Paid-in capital	$4,811,521,828
Overdistributed net income	(158,794)
Accumulated net realized gains on investments	9,852,145
Net unrealized gains on investments	53,068,046

Total net assets	$4,874,283,225

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$1,467,815,635
Shares outstanding – Class A	146,707,411
Net asset value per share – Class A	$10.01
Maximum offering price per share – Class A2	$10.21
Net assets – Class C	$211,285,634
Shares outstanding – Class C	21,116,673
Net asset value per share – Class C	$10.01
Net assets – Administrator Class	$201,224,825
Shares outstanding – Administrator Class	20,065,478
Net asset value per share – Administrator Class	$10.03
Net assets – Institutional Class	$935,582,550
Shares outstanding – Institutional Class	93,338,545
Net asset value per share – Institutional Class	$10.02
Net assets – Investor Class	$2,058,374,581
Shares outstanding – Investor Class	205,515,860
Net asset value per share – Investor Class	$10.02

Investments in unaffiliated securities, at cost	$4,877,705,999

Investments in affiliated securities, at cost	$33,429,751

Total investments, at cost	$4,911,135,750

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Advantage Short-Term Municipal Bond Fund	Statement of Operations—Year Ended June 30, 2012

Investment income
Interest	$109,008,533
Income from affiliated securities	8,060

Total investment income	109,016,593

Expenses
Advisory fee	13,056,545
Administration fees
Fund level	2,168,813
Class A	2,072,289
Class C	327,557
Administrator Class	102,751
Institutional Class	659,906
Investor Class	3,629,168
Shareholder servicing fees
Class A	3,237,951
Class C	511,807
Administrator Class	256,878
Investor Class	4,771,653
Distribution fees
Class C	1,535,422
Custody and accounting fees	218,748
Professional fees	51,597
Registration fees	196,271
Shareholder report expenses	211,407
Trustees’ fees and expenses	12,302
Other fees and expenses	89,755

Total expenses	33,110,820
Less: Fee waivers and/or expense reimbursements	(6,624,982)

Net expenses	26,485,838

Net investment income	82,530,755

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	19,968,436
Futures transactions	(7,292,371)

Net realized gains on investments	12,676,065

Net change in unrealized gains (losses) on:
Unaffiliated securities	21,061,348
Futures transactions	(610,410)

Net change in unrealized gains (losses) on investments	20,450,938

Net realized and unrealized gains (losses) on investments	33,127,003

Net increase in net assets resulting from operations	$115,657,758

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Short-Term Municipal Bond Fund	43

	Year Ended June 30, 2012		Year Ended June 30, 2011

Operations
Net investment income		$82,530,755		$91,117,261
Net realized gains on investments		12,676,065		10,391,806
Net change in unrealized gains (losses) on investments		20,450,938		9,106,880

Net increase in net assets resulting from operations		115,657,758		110,615,947

Distributions to shareholders from
Net investment income
Class A		(24,742,661)		(23,647,477)
Class C		(2,419,495)		(3,643,850)
Administrator Class		(1,867,786)		(921,665)[1]
Institutional Class		(17,340,905)		(16,580,998)
Investor Class		(36,162,412)		(46,326,202)
Net realized gains
Class A		(1,279,665)		(635,264)
Class C		(199,138)		(149,077)
Administrator Class		(78,071)		(41,525)[1]
Institutional Class		(755,454)		(482,288)
Investor Class		(1,868,820)		(1,291,311)

Total distributions to shareholders		(86,714,407)		(93,719,657)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	94,987,310	947,468,680	75,240,742	746,286,970
Class C	5,471,956	54,583,653	6,663,576	66,091,034
Administrator Class	16,901,995	169,211,296	9,622,166 [1]	95,475,199 [1]
Institutional Class	70,567,620	705,034,742	78,634,207	780,942,753
Investor Class	87,956,771	878,212,042	73,264,656	726,434,331

		2,754,510,413		2,415,230,287

Reinvestment of distributions
Class A	2,318,599	23,119,794	1,894,689	18,767,374
Class C	199,288	1,986,425	270,604	2,680,019
Administrator Class	59,577	596,446	7,243 [1]	71,822 [1]
Institutional Class	732,712	7,319,920	884,982	8,782,642
Investor Class	3,327,001	33,203,834	4,094,138	40,601,036

		66,226,419		70,902,893

Payment for shares redeemed
Class A	(53,997,493)	(538,715,470)	(73,022,947)	(723,655,270)
Class C	(4,865,212)	(48,518,000)	(7,030,133)	(69,580,109)
Administrator Class	(3,044,069)	(30,436,909)	(3,481,434)[1]	(34,388,718)[1]
Institutional Class	(48,662,336)	(486,521,519)	(45,092,382)	(446,842,456)
Investor Class	(65,061,801)	(649,725,752)	(99,383,382)	(984,706,842)

		(1,753,917,650)		(2,259,173,395)

Net asset value of shares issued in acquisition
Class A	0	0	18,887,347	186,998,133
Class C	0	0	1,703,061	16,862,434

		0		203,860,567

Net increase in net assets resulting from capital share transactions		1,066,819,182		430,820,352

Total increase in net assets		1,095,762,533		447,716,642

Net assets
Beginning of period		3,778,520,692		3,330,804,050

End of period		$4,874,283,225		$3,778,520,692

Overdistributed net investment income		$(158,794)		$(156,290)

1.	Class commenced operations on July 30, 2010.

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Advantage Short-Term Municipal Bond Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,
Class A	2012	2011	2010	2009[1]
Net asset value, beginning of period	$9.94	$9.88	$9.64	$9.70
Net investment income	0.19	0.25	0.27	0.38
Net realized and unrealized gains (losses) on investments	0.08	0.07	0.24	(0.06)

Total from investment operations	0.27	0.32	0.51	0.32
Distributions to shareholders from
Net investment income	(0.19)	(0.25)	(0.27)	(0.38)
Net realized gains	(0.01)	(0.01)	0.00	0.00

Total distributions to shareholders	(0.20)	(0.26)	(0.27)	(0.38)
Net asset value, end of period	$10.01	$9.94	$9.88	$9.64
Total return[2]	2.77%	3.21%	5.37%	3.39%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.79%	0.80%	0.87%
Net expenses	0.60%	0.60%	0.60%	0.60%
Net investment income	1.91%	2.48%	2.59%	4.14%
Supplemental data
Portfolio turnover rate	72%	75%	78%	101%
Net assets, end of period (000’s omitted)	$1,467,816	$1,027,653	$794,709	$135,320

1.	For the period from July 18, 2008 (commencement of operations) to June 30, 2009.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Short-Term Municipal Bond Fund	45

(For a share outstanding throughout each period)

	Year Ended June 30,
Class C	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.94	$9.89	$9.64	$9.66	$9.73
Net investment income	0.12	0.17	0.20	0.32	0.31
Net realized and unrealized gains (losses) on investments	0.08	0.06	0.25	(0.02)	(0.07)

Total from investment operations	0.20	0.23	0.45	0.30	0.24
Distributions to shareholders from
Net investment income	(0.12)	(0.17)	(0.20)	(0.32)	(0.31)
Net realized gains	(0.01)	(0.01)	0.00	0.00	0.00

Total distributions to shareholders	(0.13)	(0.18)	(0.20)	(0.32)	(0.31)
Net asset value, end of period	$10.01	$9.94	$9.89	$9.64	$9.66
Total return[1]	2.01%	2.34%	4.67%	3.25%	2.50%
Ratios to average net assets (annualized)
Gross expenses	1.53%	1.54%	1.56%	1.61%	1.71%
Net expenses	1.35%	1.35%	1.35%	1.36%	1.55%
Net investment income	1.18%	1.74%	1.80%	3.36%	3.15%
Supplemental data
Portfolio turnover rate	72%	75%	78%	101%	94%
Net assets, end of period (000’s omitted)	$211,286	$201,870	$184,885	$21,599	$5,656

1.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Advantage Short-Term Municipal Bond Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,
Administrator Class	2012	2011[1]
Net asset value, beginning of period	$9.96	$9.94
Net investment income	0.19	0.23
Net realized and unrealized gains (losses) on investments	0.08	0.03

Total from investment operations	0.27	0.26
Distributions to shareholders from
Net investment income	(0.19)	(0.23)
Net realized gains	(0.01)	(0.01)

Total distributions to shareholders	(0.20)	(0.24)
Net asset value, end of period	$10.03	$9.96
Total return[2]	2.77%	2.58%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.65%
Net expenses	0.60%	0.60%
Net investment income	1.82%	2.56%
Supplemental data
Portfolio turnover rate	72%	75%
Net assets, end of period (000’s omitted)	$201,225	$61,238

1.	For the period from July 30, 2010 (commencement of class operations) to June 30, 2011.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Short-Term Municipal Bond Fund	47

(For a share outstanding throughout each period)

	Year Ended June 30,
Institutional Class	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$9.96	$9.90	$9.66	$9.68	$9.72
Net investment income	0.21	0.27	0.29	0.41	0.10
Net realized and unrealized gains (losses) on investments	0.07	0.07	0.24	(0.02)	(0.04)

Total from investment operations	0.28	0.34	0.53	0.39	0.06
Distributions to shareholders from
Net investment income	(0.21)	(0.27)	(0.29)	(0.41)	(0.10)
Net realized gains	(0.01)	(0.01)	0.00	0.00	0.00

Total distributions to shareholders	(0.22)	(0.28)	(0.29)	(0.41)	(0.10)
Net asset value, end of period	$10.02	$9.96	$9.90	$9.66	$9.68
Total return[2]	2.88%	3.41%	5.58%	4.21%	0.66%
Ratios to average net assets (annualized)
Gross expenses	0.45%	0.46%	0.46%	0.55%	0.54%
Net expenses	0.40%	0.40%	0.39%	0.40%	0.41%
Net investment income	2.10%	2.70%	2.76%	4.15%	4.35%
Supplemental data
Portfolio turnover rate	72%	75%	78%	101%	94%
Net assets, end of period (000’s omitted)	$935,583	$703,955	$359,155	$6,123	$10

1.	For the period from March 31, 2008 (commencement of class operations) to June 30, 2008.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Advantage Short-Term Municipal Bond Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,
Investor Class	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.95	$9.90	$9.65	$9.67	$9.74
Net investment income	0.19	0.24	0.27	0.39	0.40
Net realized and unrealized gains (losses) on investments	0.08	0.06	0.25	(0.02)	(0.07)

Total from investment operations	0.27	0.30	0.52	0.37	0.33
Distributions to shareholders from
Net investment income	(0.19)	(0.24)	(0.27)	(0.39)	(0.40)
Net realized gains	(0.01)	(0.01)	0.00	0.00	0.00

Total distributions to shareholders	(0.20)	(0.25)	(0.27)	(0.39)	(0.40)
Net asset value, end of period	$10.02	$9.95	$9.90	$9.65	$9.67
Total return	2.74%	3.07%	5.41%	3.98%	3.43%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.82%	0.86%	0.92%	1.10%
Net expenses	0.63%	0.63%	0.66%	0.66%	0.66%
Net investment income	1.89%	2.45%	2.63%	4.10%	4.06%
Supplemental data
Portfolio turnover rate	72%	75%	78%	101%	94%
Net assets, end of period (000’s omitted)	$2,058,375	$1,783,805	$1,992,055	$1,019,054	$796,199

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Short-Term Municipal Bond Fund	49

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Short-Term Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities with original maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized

50	Wells Fargo Advantage Short-Term Municipal Bond Fund	Notes to Financial Statements

gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy

Notes to Financial Statements	Wells Fargo Advantage Short-Term Municipal Bond Fund	51

gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal obligations	$0	$4,833,538,256	$96,877,941	$4,930,416,197
Short-term investments
Investment companies	33,429,751	0	0	33,429,751
U.S. Treasury securities	499,898	0	0	499,898
	$33,929,649	$4,833,538,256	$96,877,941	$4,964,345,846

Further details on the major security types listed above can be found in the Portfolio of Investments.

As of June 30, 2012, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures contracts+	$(142,050)	$0	$0	$(142,050)

+	Futures contracts are presented at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Municipal Obligations
Balance as of June 30, 2011	$64,186,304
Accrued discounts (premiums)	677,818
Realized gains (losses)	867,370
Change in unrealized gains (losses)	364,824
Purchases	60,801,625
Sales	(30,020,000)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of June 30, 2012	$96,877,941
Change in unrealized gains (losses) relating to securities still held at June 30, 2012	$1,202,967

52	Wells Fargo Advantage Short-Term Municipal Bond Fund	Notes to Financial Statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2012, the advisory fee was equivalent to an annual rate of 0.30% of the Fund’s average daily net assets.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.60% for Class A, 1.35% for Class C, 0.60% for Administrator Class, 0.40% for Institutional Class and 0.63% for Investor Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended June 30, 2012, Wells Fargo Funds Distributor, LLC received $27,890 from the sale of Class A shares and $20,054 and $11,826 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended June 30, 2012 were $4,319,659,481 and $3,053,301,925, respectively.

Notes to Financial Statements	Wells Fargo Advantage Short-Term Municipal Bond Fund	53

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2012, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help shorten the duration of the portfolio.

At June 30, 2012, the Fund had short futures contracts outstanding as follows:

Expiration Date	Contracts	Type	Contract Value at June 30, 2012	Unrealized Gains (Losses)
September 2012	750 Short	5-Year U.S. Treasury Notes	$92,976,563	$(142,050)

The Fund had an average notional amount of $138,229,892 in short futures contracts during the year ended June 30, 2012.

On June 30, 2012, the cumulative unrealized losses on futures contracts in the amount of $142,050 is reflected in accumulated net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized gains or losses on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended June 30, 2012, the Fund paid $5,771 in commitment fees.

During the year ended June 30, 2012, the Fund had average borrowings outstanding of $96,483 (on an annualized basis) at a rate of 1.45% and paid interest in the amount of $1,399.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2012 and June 30, 2011 were as follows:

	Year Ended June 30,
	2012	2011
Ordinary Income	$42,449	$2,599,465
Tax-Exempt Income	82,533,259	91,120,192
Long-term Capital Gain	4,138,699	0

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Exempt-Income	Undistributed Long-Term Gain	Unrealized Gains (Losses)
$902,027	$1,128,793	$8,978,068	$53,040,096

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

54	Wells Fargo Advantage Short-Term Municipal Bond Fund	Notes to Financial Statements

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210 Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Short-Term Municipal Bond Fund	55

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Short-Term Municipal Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Short-Term Municipal Bond Fund as of June 30, 2012, the results of its operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 24, 2012

56	Wells Fargo Advantage Short-Term Municipal Bond Fund	Other Information (Unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $4,138,699 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2012.

Pursuant to Section 871 of the Internal Revenue Code, $42,449 has been designated as short-term capital gain dividends for nonresident alien shareholders.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2012.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	57

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

58	Wells Fargo Advantage Short-Term Municipal Bond Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox, Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

Other Information (Unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	59

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Short-Term Municipal Bond Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and Wells Capital Management were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Wells Capital Management supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s

60	Wells Fargo Advantage Short-Term Municipal Bond Fund	Other Information (Unaudited)

benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was higher than the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Lipper Short Municipal Debt Funds Index, for the periods under review.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were lower than or in range of the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate for the Fund was in range of the median rate of its Expense Group, except for the Investor Class and the Administrator Class. The Board also noted that the Net Advisory Rate for the Fund was lower than or in range of the median rates for the Fund’s Expense Group, except for the Institutional Class. The Board noted that Funds Management proposed to extend contractual fee cap arrangements for the Fund designed to lower the Fund’s expenses until October 31, 2013.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

Other Information (Unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	61

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

62	Wells Fargo Advantage Short-Term Municipal Bond Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

210656 08-12 A256/AR256 06-12

Wells Fargo Advantage Strategic Municipal Bond Fund

Annual Report

June 30, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $207 billion in assets under management, as of June 30, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Strategic Municipal Bond Fund	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Strategic Municipal Bond Fund for the 12-month period that ended June 30, 2012. The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and a great amount of uncertainty regarding sovereign debt risk—both here and in Europe. In this environment, municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade2 municipal bonds throughout the country, gained 9.90% for the period.

The economy grew, but the recovery has only been modest.

The U.S. is three years into a modest economic recovery, but several factors held back growth despite the Federal Reserve’s (Fed) accommodative monetary policy. In Europe, much uncertainty remained about the outcome of the eurozone debt crisis and whether policymakers will be able to resolve it without any countries defaulting or leaving the euro. In addition, Europe has again entered a recession. In Asia, China’s economy slowed. Here at home, the federal budget deficit and a potential “fiscal cliff”, which describes the possible effect of higher taxes resulting from the expiration of several tax cuts and the implementation of federal spending reduction measures have added uncertainty. Finally, U.S. homebuilding is only in the early stages of a recovery.

In an effort to further bolster the economy, especially the labor market, the Fed has indicated its commitment to maintaining a highly accommodative monetary policy. Based on public statements and its actions, the Fed appears to believe that economic conditions warrant an extremely low federal funds target rate—a short-term bank lending rate—which may remain near 0% through late 2014. The Fed also apparently plans to continue its “Operation Twist,” which involves buying U.S. Treasury securities with maturities greater than six years and selling U.S. Treasury securities with maturities less than three years, in an effort to keep longer-term interest rates low.

A demand for relative safe-haven securities led to ultra-low interest rates.

Interest rates as measured by 10-year U.S. Treasury yields declined 150 basis points (100 bps equals 1.00%) over the past year to nearly 1.5% at the end of June 2012, a modern-era record low. Not only has the Fed been successful in

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	3

engineering low interest rates, but investors have rushed to buy U.S. Treasury securities as a relative safe-haven asset in the midst of uncertainty surrounding the European debt crisis. Even the downgrade of the U.S. Government’s credit rating by Standard & Poor’s last August did not dampen enthusiasm for U.S. debt. Meanwhile, municipal bonds also benefited in each of the past four quarters as yields declined.

Municipal creditworthiness benefited from stronger economic growth.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations. As of the first quarter of 2012, the U.S. Census Bureau released figures showing that state and local municipalities have had 10 consecutive quarters of combined revenue growth. These revenues were driven by stronger general sales and individual income tax collections.

Difficult decisions have also been made by municipalities to restructure their balance sheets. While many states balanced their budgets by passing costs to local issuers, a number of local governments have made tough decisions to cut spending and balance their budgets despite the hard times. Looking to the future, 43 states have also taken steps over the past three years to shore up their long-term finances by enacting changes to their state retirement plans for their public employees and teachers.

While the overall credit strength of the municipal market is improving, several cities have filed for bankruptcy protection. Our credit research team has given us the capacity to closely monitor these situations and discerning the difference between municipal securities that are directly affected and those that are not. Additionally, while our municipal income funds are not immune from the effects of bankruptcy of municipal issuers, our shareholders should know that the bulk of our funds’ holdings are in revenue bonds, which have their own dedicated income sources.

Our message to our shareholders remains the same.

We believe a long-term investment strategy is the key to ensuring our shareholders reach their financial goals. Despite record-low interest rates, we see opportunity in sectors where yields remain generous relative to U.S. Treasury yields, such as A- and BBB-rated municipal bonds2. The capabilities of our credit research team and our relative-value approach to managing investments with a focus on duration3, yield curve4, sector, and issuer selection remain in place. Together with our investment expertise and your commitment to reaching your financial goals, we’ll go far.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations.

3.	Duration is a measurement of the sensitivity of a bond’s price to changes in Treasury yields. A Fund’s duration is the weighted-average of duration of the bonds in the portfolio. Duration should be interpreted as the approximate change in a bond’s (or Fund’s) price for a 100 bps change in Treasury yields.

4.	A graphical representation of fixed income security yields (usually U.S. Treasuries) at their respective maturities, starting with the shortest time to maturity and sequentially plotting in a line chart to the longest maturity.

4	Wells Fargo Advantage Strategic Municipal Bond Fund	Letter to Shareholders (Unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	5

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from regular federal income tax.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Wendy Casetta

Lyle J. Fitterer, CFA, CPA

Robert J. Miller

FUND INCEPTION

March 21, 1985

12 MONTH TOTAL RETURN AS OF JUNE 30, 2012
Class A (Excluding Sales Charges)	4.48%
Barclays Municipal Bond Index[1]	9.90%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 0.86% for Class A shares. The Fund’s gross and net expense ratios are 0.84% and 0.84%, respectively, for Class A shares, as stated in the most recent prospectus. Without these reductions, the Fund’s returns would have been lower.

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Strategic Municipal Bond Fund Class A shares for the most recent ten years with the Barclays Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6	Wells Fargo Advantage Strategic Municipal Bond Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) underperformed its benchmark, the Barclays Municipal Bond Index, for the fiscal period that ended June 30, 2012.

■

Good credit, sector, and individual security decisions did not offset the negative attribution from our conservative duration positioning. This Fund has a duration that is substantially shorter than the benchmark’s duration.

■

BBB-rated bonds were the best-performing bonds in the investment-grade index. A slowly improving economy and investor demand for income created the backdrop for these lower-quality bonds to perform well. The Fund has maintained an overweight in these areas compared to the index.

■	Revenue bonds remained a focus, but we have meaningfully decreased our exposure in multifamily housing and airport bonds and increased our local general obligation (GO) exposure.

U.S. economy continues route of slow growth.

Economic activity accelerated modestly in late 2011 and early 2012, but appears to have slowed recently. In an apparent effort to boost growth by keeping interest rates low, the Federal Reserve (Fed) continued its accommodative monetary policy. Meanwhile, many investors concerned about the European sovereign debt situation bought Treasury securities as a relative safe-haven asset. As a result, U.S. Treasury yields fell to record lows.

CREDIT QUALITY[3] (AS OF JUNE 30, 2012)

The Fund’s conservative interest-rate exposure detracted from performance. We shortened duration as interest rates declined in January and then extended duration when municipal yields rose in February and early March. The Fund maintained its barbell exposure to the yield curve, adding bonds with maturities between five and eight years and floating-rate notes. This trade worked well as the spread (yield difference) between two- and 10-year bonds narrowed by about 80 basis points (100 basis points equals 1.00%).

3.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment-grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Performance Highlights (Unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	7

EFFECTIVE MATURITY DISTRIBUTION[4] (AS OF JUNE 30, 2012)

The Fund’s credit strategy aided performance as credit spreads tightened.

During the period, the spread between AAA- and BBB-rated bonds tightened but remained wide compared with historical spreads. Emphasis on BBB-rated and A-rated bonds contributed to performance. The Fund’s credit quality has not changed materially, but we did reduce our exposure to AAA-rated bonds and added A- and AA-rated issues. We maintained our exposure to BBB-rated bonds and high-yield bonds.

Despite the negative press surrounding a handful of troubled credits, fundamental municipal credit quality appears to have continued to improve. Most state and local governments have acted responsibly and made difficult, fiscally prudent decisions. Forty-three states have implemented some level of pension reform and efforts continue along this front. The recovery we are seeing is not following an even path, further underscoring the importance of fundamental credit analysis and individual security selection. Nevertheless, if overall economy continues to improve, we believe municipal credit quality should follow, and, consequently, credit spreads should tighten.

Over the past year, the Fund maintained its overweight in revenue bonds, which performed well. Specifically, our holdings in the health care and corporate-backed municipal bonds did well. Within health care, we have found value in A- and BBB-rated issuers with maturities of less than five years. The Supreme Court’s decision to uphold the Patient Protection and Affordable Care Act was a near-term positive, but the long-term effect is uncertain.

We added local GOs, and the Fund’s investments in local issuers within California, Illinois, Florida and Michigan had the greatest impact. We maintained an underweight to both state GOs and prerefunded bonds. Within state GOs, we continue to have minimal exposure to Puerto Rico, which we believe may see further ratings pressure. This hurt the Fund’s relative performance as many investors continued to buy Puerto Rico bonds because of their hefty yields and triple-tax-exempt income.

Strong demand and limited supply is likely to help support municipal bond prices.

Total tax-exempt bond supply for the period was significantly below average and has resulted in net negative supply, whereby the municipal market is contracting. That is, there are not enough new bonds being issued to satisfy demand from coupon payments and bond maturities. We believe the additional demand from consistently strong cash flows underscores the strong technical support for municipal bonds.

We are positioned for rates to eventually move higher and continue to favor lower-investment grade credits.

With the Fed maintaining its highly accommodative monetary policy, both U.S. Treasury and municipal yields could remain low over the medium term. Our bias is for interest rates to rise over the longer term as the economy gradually improves. It is important to note that the weakness in the global economy, particularly within Europe, has created a drag on interest rates, and we believe any meaningful resolution to the European debt crisis could lead to increases in interest rates at a swifter pace. We are positioned for the yield curve to flatten. We continue to focus on lower investment-grade debt and are of the opinion that BBB-rated bonds provide the best opportunity for superior risk-adjusted returns as credit spreads tighten due to improvement in the economy.

4.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

8	Wells Fargo Advantage Strategic Municipal Bond Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JUNE 30, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (VMPAX)	12/01/1994	(2.20)	(0.19)	2.66	2.96	2.46	4.48	3.61	3.43	0.84%	0.84%
Class B (VMPIX)**	03/21/1985	(2.91)	(1.29)	2.47	2.91	2.09	3.71	2.83	2.91	1.59%	1.59%
Class C (DHICX)	08/18/1997	1.07	2.69	2.83	2.67	2.07	3.69	2.83	2.67	1.59%	1.59%
Administrator Class (VMPYX)	10/06/1997					2.54	4.76	3.83	3.69	0.78%	0.68%
Barclays Municipal Bond Index						3.66	9.90	5.95	5.28

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

5.	Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund’s predecessor, Evergreen Strategic Municipal Bond Fund.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.86% for Class A, 1.61% for Class B, 1.61% for Class C, and 0.68% for Administrator Class. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01-01-2012	Ending Account Value 06-30-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,024.60	$4.18	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.74	$4.17	0.83%
Class B
Actual	$1,000.00	$1,020.88	$7.89	1.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.06	$7.87	1.57%
Class C
Actual	$1,000.00	$1,020.75	$7.94	1.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.01	$7.92	1.58%
Administrator Class
Actual	$1,000.00	$1,025.37	$3.42	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.42	0.68%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Municipal Obligations: 99.63%

Alabama: 0.18%
Chatom AL Industrial Development Board Solid Waste Disposal (Utilities Revenue)	4.00%	08/01/2016	$1,875,000	$2,035,500

Alaska: 0.29%
Alaska Industrial Development & Export Authority Snettisham Hydroelectric (Utilities Revenue, AMBAC Insured) §	6.00	01/01/2014	1,165,000	1,168,833
Alaska State Railroad Corporate Capital Grant Receipts (Miscellaneous Revenue, NATL-RE, FGIC Insured) §	5.00	08/01/2018	1,865,000	2,118,155

				3,286,988

Arizona: 3.30%
Arizona Health Facilities Authority Banner Health Series B (Health Revenue) §±	1.12	01/01/2037	15,200,000	10,979,568
Arizona Health Facilities Authority Phoenix Children’s Hospital Series A (Health Revenue) §±	1.18	02/01/2042	5,000,000	4,718,150
Arizona Health Facilities Authority Phoenix Children’s Hospital Series B (Health Revenue) §±	1.03	02/01/2042	5,800,000	5,494,572
Arizona State Sports and Tourism Authority (Miscellaneous Revenue)	4.00	07/01/2017	900,000	1,000,575
Fort McDowell AZ Yavapai Nation Gaming Revenue (Tax Revenue) §	7.75	05/01/2024	3,000,000	3,070,080
Maricopa County AZ Stadium District Revenue (Miscellaneous Revenue, AMBAC Insured) §	5.38	06/01/2013	3,260,000	3,256,381
Phoenix AZ IDR (Miscellaneous Revenue) §	5.20	07/01/2022	350,000	362,156
Salt Verde AZ Financial Corporation (Utilities Revenue)	5.25	12/01/2020	1,000,000	1,094,690
Scottsdale AZ IDA Hospital (Health Revenue)	5.00	09/01/2012	1,615,000	1,625,772
Tempe AZ IDA (Health Revenue)	4.00	12/01/2017	220,000	225,386
Tempe AZ IDA (Health Revenue)	5.00	12/01/2018	800,000	855,168
Tempe AZ IDA (Health Revenue)	5.00	12/01/2019	1,000,000	1,060,340
University of Arizona Medical Center Corporation (Health Revenue, GO of Corporation Insured)	5.00	07/01/2014	1,360,000	1,438,989
University of Arizona Medical Center Corporation (Health Revenue, GO of Corporation Insured)	5.00	07/01/2015	1,660,000	1,797,481
Yavapai County AZ IDA (IDR, Citibank NA LOC) §±	0.33	09/01/2035	500,000	500,000

				37,479,308

Arkansas: 0.08%
Fort Smith AR Sales & Use Tax (Tax Revenue) §	2.38	05/01/2027	915,000	918,532

California: 9.75%
Alameda Corridor Transportation Authority (Transportation Revenue, AMBAC Insured) ¤	0.00	10/01/2014	500,000	471,750
Alameda Corridor Transportation Authority (Transportation Revenue, AMBAC Insured) ¤	0.00	10/01/2017	1,440,000	1,219,032
Alameda Corridor Transportation Authority (Transportation Revenue, NATL-RE Insured) §	5.13	10/01/2018	2,000,000	2,005,560
Alameda County CA COP Medical Center Project (Miscellaneous Revenue, NATL-RE Insured) §	5.38	06/01/2014	115,000	121,417
Antelope Valley CA Health Care District Series A (Health Revenue) §±	5.25	09/01/2017	1,200,000	1,223,448
California GO (GO, Dexia Credit Local LOC, FSA Insured) §±	0.87	08/01/2027	9,990,000	9,990,000
California GO (GO, Dexia Credit Local LOC, FSA Insured) §±	0.87	08/01/2027	14,760,000	14,760,000
California GO (GO) §±	1.08	05/01/2018	3,000,000	3,007,290

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Strategic Municipal Bond Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
California GO (GO, FGIC Insured) §	6.00%	08/01/2014	$755,000	$758,767
California GO (GO) §	6.25	10/01/2019	15,000	15,196
California Public Works Board Lease California State University Project Series C (Miscellaneous Revenue, NATL-RE, IBC Insured) §	5.38	10/01/2016	500,000	501,550
California Public Works Board Lease Community College Project Series B (Miscellaneous Revenue, AMBAC Insured) §	5.63	03/01/2016	210,000	210,708
California Public Works Board Lease State University Project Series A (Miscellaneous Revenue) §	5.25	12/01/2013	40,000	40,137
California Public Works Board Lease State University Project Series A (Miscellaneous Revenue, AMBAC Insured) §	5.40	12/01/2016	1,050,000	1,053,255
California Public Works Board Lease State University Project Series C (Miscellaneous Revenue, NATL-RE, IBC Insured) §	5.25	10/01/2013	100,000	100,385
California Public Works Board Lease State University Project Series C (Miscellaneous Revenue, NATL-RE, IBC Insured) §	5.40	10/01/2022	700,000	702,807
California Rural Home Mortgage Authority SFHR Series B (Housing Revenue, GNMA, FNMA Insured) §	7.30	06/01/2031	100,000	102,812
California State Department of Water Resources (Water & Sewer Revenue) %%	5.00	12/01/2019	6,000,000	7,186,020
California State Infrastructure & Economic Development Bank Revenue (Education Revenue) §±	0.43	08/01/2037	11,000,000	10,411,060
California Statewide CDA (Miscellaneous Revenue, Citibank NA LIQ) §±144A	0.68	09/06/2035	2,000,000	2,000,000
California Statewide CDA (Health Revenue) §	6.00	10/01/2023	2,500,000	2,609,225
California Statewide CDA Revenue Eskaton Properties Incorporated (Health Revenue)	5.00	11/15/2017	1,130,000	1,233,214
California Statewide CDA Revenue Eskaton Properties Incorporated (Health Revenue)	5.00	11/15/2018	1,060,000	1,157,107
California Tobacco Securitization Corporation Series A (Tobacco Revenue) §	5.00	06/01/2017	250,000	250,103
Delhi CA Unified School District (GO, AMBAC Insured) §¤	0.00	08/01/2019	2,500,000	1,895,650
Dixon CA Unified School District Election of 2002 GO (GO, NATL-RE FGIC Insured) §¤	0.00	08/01/2037	1,050,000	251,381
Escondido CA Union High School District (GO, NATL-RE Insured) ¤	0.00	05/01/2020	960,000	698,611
Inland Valley Development Agency California Tax Allocation (Tax Revenue) §	4.25	03/01/2041	4,400,000	4,600,024
Inland Valley Development Agency California Tax Allocation (Tax Revenue) §	4.50	03/01/2041	4,300,000	4,561,440
Kirkwood Meadows CA Public Utility District (Utilities Revenue) §	4.50	05/01/2013	2,000,000	2,002,520
Los Angeles CA MFHR Colorado Terrace LP Project Series H (Housing Revenue, GNMA Insured) §	4.35	11/20/2012	55,000	55,597
Los Angeles County CA COP Disney Parking Project (Miscellaneous Revenue) ¤	0.00	03/01/2016	4,170,000	3,864,881
Los Angeles County CA Schools Regionalized Business Services Series A (Miscellaneous Revenue, AMBAC Insured) ¤	0.00	08/01/2016	1,945,000	1,648,446
Metropolitan Water District of Southern California Series B-2 (Water & Sewer Revenue, Banco Bilboa Vizcaya SPA) §±	0.50	07/01/2035	4,300,000	4,300,000
Northern California Gas Authority # 1 LIBOR (Utilities Revenue) §±	0.91	07/01/2017	3,540,000	3,248,162
Northern California Gas Authority # 1 LIBOR (Utilities Revenue) §±	1.03	07/01/2027	12,980,000	9,397,909
Oxnard CA Harbor District Series A (Airport Revenue)	3.00	08/01/2013	1,560,000	1,574,992
Oxnard CA Harbor District Series A (Airport Revenue)	5.00	08/01/2014	615,000	642,380
Palmdale CA Civic Authority Civic Center Refinancing Series A (Tax Revenue, NATL-RE Insured) §	5.60	07/01/2015	100,000	100,228

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Palomar Pomerado CA Health (GO, NATL-RE Insured) ¤	0.00%	08/01/2021	$1,385,000	$988,267
San Buenaventura CA Community Memorial Health System (Health Revenue)	5.25	12/01/2017	1,455,000	1,560,036
San Buenaventura CA Community Memorial Health System (Health Revenue)	5.75	12/01/2018	2,110,000	2,330,432
San Jose CA Redevelopment Agency Series A (Tax Revenue, NATL-RE Insured)	5.00	08/01/2015	3,070,000	3,147,487
Santa Ana CA Financing Authority (Miscellaneous Revenue, NATL-RE Insured)	3.50	07/01/2012	2,655,000	2,655,266

				110,654,552

Colorado: 0.87%
Colorado ECFA Revenue (Miscellaneous Revenue, XLCA Insured) §	5.25	08/15/2019	2,525,000	2,662,234
Colorado Health Facilities Authority Total Long Term Care Incorporated (Health Revenue) §	4.25	11/15/2015	570,000	580,357
Colorado HFA Series E-2 (Housing Revenue) §	7.00	02/01/2030	725,000	739,043
Colorado HFA SFHR (Housing Revenue) §¤	0.00	11/01/2029	1,325,000	506,548
Denver CO City & County Airport Series C (Airport Revenue, NATL-RE, IBC Insured) §	6.13	11/15/2025	115,000	115,550
E 470 Public Highway Authority of Colorado Series B (Transportation Revenue, NATL-RE Insured) ¤	0.00	09/01/2020	5,000,000	3,578,000
Glendale CO COP (Miscellaneous Revenue, XLCA Insured)	5.75	12/01/2013	685,000	731,957
Public Authority For Colorado Energy Natural Gas (Utilities Revenue) §	5.75	11/15/2018	895,000	1,001,675

				9,915,364

Connecticut: 1.73%
Connecticut HEFA Bridgeport Hospital Series A (Health Revenue, NATL-RE Insured) §	6.63	07/01/2018	200,000	200,070
Connecticut Resource Recovery Authority Mid-Connecticut System Series A (Resource Recovery Revenue, NATL-RE, GO of Authority Insured) §	5.50	11/15/2012	920,000	923,910
Connecticut State (GO) §±	1.06	04/15/2018	5,000,000	5,016,500
Connecticut State (GO) §±	1.38	03/01/2018	2,500,000	2,538,850
Connecticut State (GO) §±	1.53	03/01/2019	4,050,000	4,097,709
Connecticut State HEFA Bridgeport Hospital Series D (Health Revenue)	5.00	07/01/2017	1,070,000	1,230,425
Connecticut State HEFA Bridgeport Hospital Series D (Health Revenue)	5.00	07/01/2020	500,000	581,125
Connecticut State Series A (GO) ±	0.95	05/15/2017	3,000,000	3,000,000
Connecticut State Series A (GO) ±	1.10	05/15/2018	2,000,000	2,000,000

				19,588,589

Florida: 6.18%
Baker FL Correctional Development First Mortgage Detention Center Project (Miscellaneous Revenue) §	6.00	02/01/2013	235,000	234,182
Broward County FL Professional Sports Facilities Tax Revenue Civic Arena Project Series A (Tax Revenue, AMBAC Insured) §	5.00	09/01/2019	5,945,000	6,550,023
Citizens Property Insurance Corporation Florida (Miscellaneous Revenue, AGM Insured) ±	1.83	06/01/2014	5,000,000	5,049,050
Cityplace FL CDD Special Assessment Revenue (Miscellaneous Revenue)	5.00	05/01/2017	500,000	561,640
Cityplace FL CDD Special Assessment Revenue (Miscellaneous Revenue)	5.00	05/01/2018	1,375,000	1,546,628
Dade County FL Resource Recovery Facilities Revenue (Resource Recovery Revenue, AMBAC Insured) §	5.50	10/01/2013	335,000	336,293

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Strategic Municipal Bond Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

Florida (continued)
Dade County FL Seaport (Airport Revenue, NATL-RE Insured) §	5.50%	10/01/2026	$370,000	$371,347
Dade County FL Seaport Series 95 (Airport Revenue, NATL-RE Insured) §	5.75	10/01/2015	390,000	391,700
Escambia County FL School Board (Miscellaneous Revenue, NATL-RE Insured) §	5.00	02/01/2020	4,525,000	4,737,042
Florida Correctional Privatization Commission COP 350 Bed Youthful Polk County Series B (Miscellaneous Revenue, AMBAC Insured) §	5.00	08/01/2017	70,000	70,190
Florida Development Finance Corporation (Miscellaneous Revenue) §	6.50	06/15/2021	3,000,000	3,205,560
Florida HFA Brittany of Rosemont Series G1 (Housing Revenue, AMBAC, FHA Insured) §	6.25	07/01/2035	675,000	675,257
Florida Housing Finance Corporation Hampton Center Apartments Series D-1 (Housing Revenue, FNMA Insured) §	5.60	03/01/2032	185,000	185,224
Florida Mid-Bay Bridge Authority Series A (Transportation Revenue, AMBAC Insured) §	5.95	10/01/2022	1,685,000	1,687,106
Florida Mid-Bay Bridge Authority Series B (Transportation Revenue)	5.00	10/01/2016	2,000,000	2,189,580
Florida Municipal Loan Council Series A (Miscellaneous Revenue, NATL-RE Insured) §	5.25	11/01/2015	320,000	323,984
Gulf Breeze FL City Hall Series FG&H (Miscellaneous Revenue) §	3.00	12/01/2020	3,570,000	3,564,002
Gulf Breeze FL Local Government (Miscellaneous Revenue)	4.50	12/01/2013	180,000	180,000
Gulf Breeze FL Revenue (Miscellaneous Revenue) §	1.35	12/01/2020	1,250,000	1,249,788
Hillsborough County FL IDA Cigarette Tax Allocation Series A (Tobacco Revenue, AMBAC Insured) §	5.50	09/01/2016	735,000	739,087
Hillsborough County FL IDA Tampa General Hospital Project Series A (Health Revenue) §	5.00	10/01/2018	4,795,000	4,947,529
Hillsborough County FL School District (Tax Revenue, AMBAC Insured)	5.00	10/01/2014	1,000,000	1,060,180
Manatee County FL HFA SFHR Series A (Housing Revenue, GNMA, FNMA Insured) §	6.57	05/01/2039	80,000	80,561
Miami FL Special Obligation (Tax Revenue, NATL-RE Insured) §¤	0.00	10/01/2016	2,900,000	2,351,987
Miami FL Special Obligation (Miscellaneous Revenue, AGM Insured)	5.00	02/01/2017	1,000,000	1,095,990
Miami FL Special Obligation (Miscellaneous Revenue, AGM Insured)	5.00	02/01/2018	2,905,000	3,182,718
Miami-Dade County FL HFA Multi-family Housing Sunset Bay Apartments Project Series 5A (Housing Revenue, AGM Insured) §	6.05	01/01/2041	200,000	201,592
Miami-Dade County FL School Board (Miscellaneous Revenue) §±	5.00	08/01/2021	4,310,000	4,778,325
Orange County FL Tourist Development Tax (Miscellaneous Revenue, AMBAC, MBIA, IBC Insured) §	6.00	10/01/2016	285,000	306,993
Orlando FL Housing Authority West Oaks Apartments Projects Puttable (Housing Revenue, FNMA Insured) §	5.05	08/01/2033	3,500,000	3,720,815
Pinellas County FL Health Facilities Authority (Health Revenue, NATL-RE Insured) §±(a)(m)(n)	0.29	11/15/2023	8,525,000	7,423,113
Seminole Tribe FL Series 2010A (Miscellaneous Revenue) §144A	5.13	10/01/2017	3,450,000	3,614,738
Tampa FL Home Mortgage (Housing Revenue, FHA Insured) §¤	0.00	10/01/2014	475,000	148,566
Volusia County FL School Board (Tax Revenue, AGM Insured)	5.00	10/01/2016	3,055,000	3,413,779

				70,174,569

Georgia: 1.59%
Augusta GA Multi-Family Housing Ashton Bon Air LP (Housing Revenue, GNMA Insured) §	4.90	11/20/2024	1,010,000	1,014,424
Cherokee County GA Water & Sewer (Water & Sewer Revenue, NATL-RE Insured) §	6.90	08/01/2018	5,000	5,023
De Kalb County GA Series B (GO) §	4.00	01/01/2016	1,025,000	1,059,891
Fulton County GA Residential Care Facilities Authority Lenbrook Project Series A (Health Revenue) §	5.00	07/01/2017	1,280,000	1,295,808

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Georgia (continued)
Main Street Natural Gas Incorporated of Georgia Gas Project Series B (Utilities Revenue)	5.00%	03/15/2015	$560,000	$592,844
Main Street Natural Gas Incorporated of Georgia Gas Project Series B (Utilities Revenue)	5.00	03/15/2016	3,405,000	3,637,425
Main Street Natural Gas Incorporated of Georgia Gas Project Series B (Utilities Revenue)	5.00	03/15/2017	5,300,000	5,728,823
Main Street Natural Gas Incorporated of Georgia Gas Project Series B (Utilities Revenue)	5.00	03/15/2018	3,000,000	3,257,100
Private Colleges & Universities Authority of Georgia (Education Revenue)	5.00	10/01/2019	1,325,000	1,464,721

				18,056,059

Guam: 0.37%
Guam Department of Education John F. Kennedy High School Project Series A COP (Miscellaneous Revenue) §	5.50	12/01/2015	1,235,000	1,268,987
Guam Government Hotel Occupancy Tax (Tax Revenue)	5.00	11/01/2017	500,000	555,095
Guam Government Hotel Occupancy Tax Series A (Tax Revenue)	5.00	11/01/2016	1,000,000	1,105,670
Guam Government Waterworks Authority Water & Wastewater System (Water & Sewer Revenue)	4.00	07/01/2016	1,255,000	1,274,503

				4,204,255

Illinois: 11.40%
Chicago IL (GO, NATL-RE, FGIC Insured) ¤	0.00	01/01/2019	2,400,000	1,997,736
Chicago IL (GO, Dexia Credit Local LOC AMBAC Insured) §±144A	0.87	01/01/2022	6,340,000	6,340,000
Chicago IL (GO, NATL-RE Insured) §	5.50	01/01/2019	2,840,000	3,239,844
Chicago IL Board of Education (GO) §±	1.28	03/01/2032	7,100,000	7,111,076
Chicago IL Board of Education CAB School Reform Series B-1 (GO, NATL-RE FGIC Insured) ¤	0.00	12/01/2021	4,050,000	2,944,512
Chicago IL Midway Airport Series B (Airport Revenue) §	5.00	01/01/2034	5,000,000	5,409,450
Chicago IL Midway Airport Series B (Airport Revenue, NATL-RE Insured) §	5.63	01/01/2029	340,000	340,408
Chicago IL O’Hare International Airport (Airport Revenue, AMBAC Insured) §	5.75	01/01/2017	2,440,000	2,447,637
Chicago IL O’Hare International Airport (Airport Revenue, AGM Insured) §	5.75	01/01/2020	1,000,000	1,054,430
Chicago IL O’Hare International Airport Series A (Airport Revenue, AMBAC Insured) §	5.50	01/01/2016	2,515,000	2,523,853
Chicago IL Series A-2 (GO, AMBAC Insured) §	5.50	01/01/2018	2,300,000	2,683,272
Cook & Du Page Counties IL Combined School District (GO, NATL-RE FGIC Insured) ¤	0.00	12/01/2019	1,025,000	726,377
Cook County IL GO Community College District #510 South Suburban College (GO, AGM Insured) ¤	0.00	12/01/2015	1,090,000	1,021,101
Du Page County IL Community High School District (GO, AGM Insured) §	5.60	01/01/2021	2,085,000	2,141,649
Huntley IL Special Service Area Number 6 (Tax Revenue, Assured Guaranty Insured) §	4.60	03/01/2017	1,077,000	1,106,154
Illinois Development Finance Authority Pollution Power Company Project Series A (IDR, NATL-RE Insured) §	5.70	02/01/2024	250,000	250,348
Illinois Educational Facilities Authority Series A (Education Revenue) §	5.63	10/01/2022	3,325,000	3,338,466
Illinois Finance Authority Student Housing Northern IL University Project (Education Revenue) §	5.13	10/01/2020	4,805,000	5,158,888
Illinois Housing Development Authority Morningside North Development (Housing Revenue, AGM Housing & Urban Development Section 8 Insured) §	5.25	01/01/2021	7,590,000	7,604,345
Illinois State (GO) §	5.00	09/01/2016	1,400,000	1,509,004
Illinois State (GO)	5.00	01/01/2017	1,250,000	1,396,500
Illinois State (GO)	5.00	08/01/2019	11,185,000	12,621,154

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Strategic Municipal Bond Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value

Illinois (continued)
Illinois State (GO, AGM Insured)	5.00%	08/01/2020	$4,500,000	$5,093,685
Illinois State (GO)	5.00	08/01/2021	3,000,000	3,365,520
Illinois State (GO) §	5.25	10/01/2015	1,750,000	1,772,050
Illinois State Series A (GO, NATL-RE Insured) §	5.00	03/01/2016	1,000,000	1,077,160
Illinois State Series B (GO, DEPFA Bank plc SPA) §±	2.00	10/01/2033	17,200,000	17,200,000
Kane Cook & Du Page Counties IL School District #46 Series B (GO, AMBAC Insured) ¤	0.00	01/01/2021	7,445,000	5,626,410
Kendall Kane & Will Counties IL Community Unit School District Series C (GO, AGM Insured) ¤	0.00	10/01/2017	1,350,000	1,188,135
Lake County IL Community High School District (GO, NATL-RE FGIC Insured) ¤	0.00	12/01/2017	540,000	460,517
Lake County IL Community School District (GO, AMBAC Insured) ¤	0.00	02/01/2013	340,000	332,829
Lake County IL Community School District (GO, AMBAC Insured) ¤	0.00	02/01/2017	1,610,000	1,360,450
Lake County IL Community School District (GO, AMBAC Insured) ¤	0.00	02/01/2018	1,000,000	804,910
McHenry & Kane Counties IL Community Consolidated School District #158 (GO, NATL-RE FGIC Insured) ¤	0.00	01/01/2018	4,000,000	3,344,040
Met Pier & Exposition Authority Illinois Dedicated State Tax Revenue Series A (Tax Revenue, NATL-RE Insured) ¤	0.00	12/15/2019	6,400,000	5,033,920
Saint Clair County IL School District Series B (GO, NATL-RE FGIC Insured)	4.75	01/01/2018	655,000	714,160
Saint Clair County IL School District Series B (GO, NATL-RE FGIC Insured)	4.75	01/01/2019	775,000	847,424
Waukegan IL Series A (GO, NATL-RE FGIC Insured) §¤	0.00	12/30/2022	3,175,000	1,806,734
Will & Kendall Counties IL Community Consolidated School District # 202 (GO, NATL-RE FGIC Insured) §	5.00	01/01/2017	1,270,000	1,315,364
Will County IL Community High School District (GO, AGM Insured) ¤	0.00	01/01/2021	6,755,000	5,066,723

				129,376,235

Indiana: 1.87%
Delaware County IN Industrial Corporation Lease Rental (Miscellaneous Revenue, NATL-RE Insured) §	5.00	12/01/2012	5,000	5,010
Indiana Bond Bank Special Program Bond Market Association Index Series B2 (Utilities Revenue) §±	0.84	10/15/2022	3,750,000	3,184,800
Indiana HEFA Ascension Health Project Series B3 (Health Revenue) §±	1.51	11/15/2031	11,000,000	11,085,250
Indiana HFFA Ancilla System Incorporated (Health Revenue, NATL-RE Insured) §	5.25	07/01/2022	325,000	326,316
Indianapolis IN Local Public Bond Bank Series E (Miscellaneous Revenue, AMBAC Insured) ¤	0.00	02/01/2025	8,040,000	5,034,648
Knox County IN EDA (Health Revenue)	4.00	04/01/2017	625,000	674,344
Knox County IN EDA (Health Revenue)	4.00	04/01/2018	400,000	431,520
Madison County IN Hospital Authority Facilities Community Hospital of Anderson Series A (Health Revenue, NATL-RE Insured) §	8.00	01/01/2014	490,000	492,612

				21,234,500

Iowa: 0.38%
Iowa State Student Loan Liquidity Corporation Series A1 (Education Revenue)	3.88	12/01/2016	3,050,000	3,270,119
Iowa State Student Loan Liquidity Corporation Series A1 (Education Revenue)	4.13	12/01/2017	1,000,000	1,084,280

				4,354,399

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Kansas: 0.64%
Burlington KS Environmental Impact Kansas City Power & Light Series B (IDR, FGIC Insured) §	5.38%	09/01/2035	$5,275,000	$5,439,422
Kansas State Development Finance Authority (Health Revenue)	5.00	11/15/2015	500,000	558,825
Wyandotte County & Kansas City KS Unified Government Special Obligation International Speedway (Tax Revenue, NATL-RE Insured) §¤	0.00	12/01/2014	1,465,000	1,312,933

				7,311,180

Kentucky: 0.80%
Christian County KY Hospital (Health Revenue, Assured Guaranty Insured) §	5.25	02/01/2018	1,520,000	1,665,707
Kentucky Asset Liability Commission General Fund Series B (Miscellaneous Revenue, NATL-RE FGIC Insured) §±	0.86	11/01/2025	5,000,000	4,084,500
Kentucky EDFA (Housing Revenue) §	5.25	05/15/2017	2,000,000	2,013,820
Pikeville KY Hospital (Health Revenue)	4.00	03/01/2015	750,000	786,848
Pikeville KY Hospital (Health Revenue)	5.00	03/01/2016	500,000	545,970

				9,096,845

Louisiana: 1.69%
East Baton Rouge LA Sewer Commission Revenue (Water & Sewer Revenue) §±	0.97	02/01/2046	8,000,000	8,000,240
Louisiana Government Environmental Facilities CDA Series A (Miscellaneous Revenue, AMBAC Insured)	6.30	07/01/2030	3,800,000	4,007,936
Louisiana HFA SFHR AMT Series A-2 (Housing Revenue, GNMA, FNMA Insured) §	6.30	12/01/2019	20,000	20,409
Louisiana HFA SFHR AMT Series B-2 (Housing Revenue, GNMA, FNMA Insured) §	5.55	06/01/2019	345,000	350,986
Louisiana HFA SFHR Home Owner Series C-2 (Housing Revenue, GNMA Insured) §	5.55	06/01/2035	205,000	213,936
New Orleans LA (GO, NATL-RE Insured) §	5.25	12/01/2022	3,540,000	3,774,206
New Orleans LA Water Revenue (Water & Sewer Revenue, FGIC Insured) §	5.00	12/01/2014	780,000	789,212
New Orleans LA Water Revenue (Water & Sewer Revenue, FGIC Insured) §	5.00	12/01/2015	895,000	905,570
Terrebonne Parish LA Hospital Service District #1 Hospital (Health Revenue)	4.00	04/01/2015	600,000	634,902
Terrebonne Parish LA Hospital Service District #1 Hospital (Health Revenue)	4.00	04/01/2016	500,000	533,280

				19,230,677

Maine: 0.03%
Maine Municipal Bond Bank Series B (Miscellaneous Revenue, GO of Bond Bank Insured) §	5.85	11/01/2020	360,000	361,620

Maryland: 1.00%
Baltimore MD Consolidated Public Improvement Series A (GO, AGM Insured) §±(a)(m)(n)	0.33	10/15/2020	4,300,000	3,980,034
Baltimore MD Consolidated Public Improvement Series A (GO, FGIC Insured) §±(a)(m)(n)	0.35	10/01/2022	6,125,000	5,546,829
Maryland Community Development Administration Series D (Housing Revenue) §	5.38	09/01/2024	500,000	500,650
Maryland Community Development Administration Series 2001B (Housing Revenue, FHA, GNMA, Housing & Urban Development MHF Insured) §	5.10	07/01/2016	210,000	210,376
Maryland State Health & HEFAR (Health Revenue)	5.00	08/15/2014	1,000,000	1,084,830

				11,322,719

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Strategic Municipal Bond Fund	17

Security Name	Interest Rate	Maturity Date	Principal	Value

Massachusetts: 2.58%
Massachusetts Municipal Wholesale Electric Company Nuclear Mix # 3 Series 1 (Utilities Revenue, NATL-RE Insured) §±(a)(m)(n)	0.23%	07/01/2018	$1,575,000	$1,434,721
Massachusetts Port Authority US Airways Project (IDR, NATL-RE Insured) §	5.25	09/01/2012	935,000	935,122
Massachusetts Port Authority US Airways Project (IDR, NATL-RE Insured) §	5.25	09/01/2013	1,610,000	1,610,161
Massachusetts State Educational Financing (Education Revenue)	5.00	07/01/2018	450,000	495,747
Massachusetts State Educational Financing (Education Revenue)	5.00	07/01/2019	10,295,000	11,283,938
Massachusetts State HEFA Series E-2 (Health Revenue)	5.00	07/01/2016	3,155,000	3,574,836
Massachusetts State Series A (GO) §±	0.63	09/01/2015	10,000,000	10,000,700

				29,335,225

Michigan: 3.62%
Detroit MI Downtown Development Authority (Tax Revenue) ¤	0.00	07/01/2016	500,000	419,680
Detroit MI Downtown Development Authority (Tax Revenue) ¤	0.00	07/01/2017	3,015,000	2,404,674
Detroit MI Sewage Disposal Refunding Revenue Senior Lien Series C (Water & Sewer Revenue, NATL-RE, FGIC Insured)	5.25	07/01/2016	1,145,000	1,264,538
Detroit MI Sewer Disposal System Revenue (Water & Sewer Revenue, NATL-RE, FGIC Insured) ¤	0.00	07/01/2018	4,000,000	3,268,760
Detroit MI Sewer Disposal System Revenue (Water & Sewer Revenue, NATL-RE Insured) §	5.00	07/01/2020	2,355,000	2,451,531
Detroit MI Sewer Disposal System Revenue Series C (Water & Sewer Revenue, NATL-RE Insured) §	5.00	07/01/2019	5,255,000	5,498,674
Detroit MI Water & Sewer Department (Water & Sewer Revenue)	5.00	07/01/2017	1,500,000	1,652,100
Detroit MI Water Supply System Second Lien Series A (Water & Sewer Revenue, NATL-RE FGIC Insured) §	5.00	07/01/2021	5,000,000	5,228,200
Detroit MI Water Supply System Series A (Water & Sewer Revenue, NATL-RE Insured) §	5.25	07/01/2020	3,405,000	3,652,237
Detroit MI Water Supply System Series C (Water & Sewer Revenue, NATL-RE, FGIC Insured) §	5.00	07/01/2018	3,235,000	3,442,622
Grand Haven MI Electric Revenue (Utilities Revenue, NATL-RE Insured)	5.50	07/01/2016	1,000,000	1,111,850
Michigan Finance Authority Limited Obligation (GO) §	4.25	02/01/2017	1,205,000	1,204,036
Michigan Finance Authority Revenue (Miscellaneous Revenue)	5.00	06/01/2014	3,300,000	3,522,552
Michigan HFA St. John Health System Series A (Health Revenue, AMBAC Insured) §	5.00	05/15/2018	300,000	301,146
Michigan Housing Development Authority SFHR Bond Series A (Housing Revenue)	3.95	12/01/2012	660,000	666,527
Michigan Municipal Bond Authority (Miscellaneous Revenue, AMBAC Insured) §	4.00	11/01/2019	500,000	487,240
Michigan Municipal Bond Authority (Miscellaneous Revenue, AMBAC Insured) §	4.13	05/01/2020	500,000	483,375
Michigan Municipal Bond Authority (Miscellaneous Revenue, AMBAC Insured)	5.00	11/01/2015	150,000	159,410
Michigan Municipal Bond Authority (Miscellaneous Revenue, AMBAC Insured) §	5.00	05/01/2018	595,000	618,312
Michigan Municipal Bond Authority (Miscellaneous Revenue, AMBAC Insured) §	5.00	05/01/2019	1,130,000	1,130,712
Michigan Municipal Bond Authority Department of Treasury (Miscellaneous Revenue, AMBAC Insured) ¤	0.00	05/01/2013	500,000	489,650
Saginaw County MI Economic Development Corporation Limited Obligation Lease (Miscellaneous Revenue) §	3.00	12/01/2015	905,000	936,910
Wayne County MI GO Building Authority Capital Series A (GO, NATL-RE Insured) §	5.25	06/01/2016	700,000	702,800

				41,097,536

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Minnesota: 0.68%
Minnesota Agricultural & Economic Development Board Health Care Facilities (Health Revenue) §	4.75%	02/15/2015	$2,500,000	$2,573,675
St. Cloud MN Health Central Care Series C (Health Revenue, Assured Guaranty Insured, JPMorgan Chase & Company SPA) §±	0.37	05/01/2042	4,000,000	4,000,000
Washington County MN Housing & RDA Hospital Facility (Health Revenue) §	5.25	11/15/2012	1,100,000	1,101,980

				7,675,655

Mississippi: 0.02%
Gulfport MS Hospital Facilities Gulfport Memorial Hospital Series A (Health Revenue, NATL-RE Insured) §	6.20	07/01/2018	200,000	200,512
Jackson MS MFA Forest Park Apartments Series A (Housing Revenue, GNMA, FHA, Housing & Urban Development Section 8 Insured) §	6.10	04/20/2032	50,000	52,573

				253,085

Missouri: 0.78%
Kansas City MO IDA Transportation Improvements (Transportation Revenue)	4.00	09/01/2013	1,100,000	1,118,535
Kansas City MO IDA Transportation Improvements (Transportation Revenue)	4.00	09/01/2014	685,000	703,351
Missouri State Environmental Improvement & Energy Resources Authority Kansas City Power & Light Corporation Project (IDR) ±	4.90	05/01/2038	360,000	371,585
Sikeston MO Electric Revenue (Utilities Revenue, NATL-RE Insured)	6.00	06/01/2015	3,000,000	3,308,430
St. Louis MO Series 004 (Airport Revenue, FSA Insured, Dexia Credit Local LOC) §±	0.55	07/01/2026	3,360,000	3,360,000

				8,861,901

Nebraska: 0.32%
Central Plains NE Energy Project # 1 Series A (Utilities Revenue)	5.00	12/01/2013	100,000	104,456
Central Plains NE Energy Project # 1 Series A (Utilities Revenue)	5.25	12/01/2018	1,000,000	1,072,990
Nebraska Higher Education Loan (Education Revenue, NATL-RE GO of Corporation Insured) §¤	0.00	12/15/2015	2,970,000	2,454,883

				3,632,329

Nevada: 0.43%
Clark County NV Series C (Airport Revenue, AMBAC Insured)	5.38	07/01/2016	1,820,000	1,893,856
Clark County NV Series C (Airport Revenue, AMBAC Insured)	5.38	07/01/2018	2,000,000	2,069,200
Reno NV Redevelopment Agency Tax Allocation Lien F (Tax Revenue, NATL-RE Insured) §	5.00	09/01/2012	900,000	901,611

				4,864,667

New Hampshire: 1.02%
New Hampshire HEFA Covenant Health Project Series B (Health Revenue)	5.00	07/01/2016	845,000	938,668
New Hampshire HEFA Cheshire Medical Center (Health Revenue) §	5.13	07/01/2018	1,580,000	1,583,318
New Hampshire HFA SFHR Mortgage Acquisition AMT Series B (Housing Revenue) §	4.85	07/01/2015	390,000	402,936
New Hampshire HFA SFHR Mortgage Acquisition Series E (Housing Revenue) §	4.65	07/01/2014	320,000	327,677
New Hampshire State Business Financing (IDR, NATL-RE Insured) §±(a)(m)(n)	0.23	05/01/2021	10,000,000	8,366,043

				11,618,642

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Strategic Municipal Bond Fund	19

Security Name	Interest Rate	Maturity Date	Principal	Value

New Jersey: 7.73%
New Jersey Casino Reinvestment Development Authority (Miscellaneous Revenue, AMBAC Insured)	5.00%	01/01/2013	$2,190,000	$2,214,900
New Jersey EDA (Tobacco Revenue)	5.00	06/15/2018	4,000,000	4,542,520
New Jersey EDA Elite Pharmaceuticals Project Series A (IDR) §	6.50	09/01/2030	700,000	364,000
New Jersey EDA Series C (Miscellaneous Revenue, State Appropriations Insured) §±	1.98	02/01/2018	6,500,000	6,561,620
New Jersey EDA Series E (Transportation Revenue, State Appropriations Insured) §±	1.88	02/01/2016	5,600,000	5,717,936
New Jersey State Turnpike Authority Series C-1 (Transportation Revenue, AGM Insured, Westdeutsche Landesbank SPA) §±	0.50	01/01/2024	5,000,000	5,000,000
Newark NJ Housing Authority (Housing Revenue, NATL-RE Insured)	5.25	01/01/2019	2,995,000	3,248,617
PFOTER (Miscellaneous Revenue, NATL-RE FGIC Insured, Dexia Credit Local LIQ) §±144A	0.75	09/01/2027	25,000,000	25,000,000
PFOTER (Tax Revenue, Dexia Credit Local LIQ) §±144A	0.85	12/15/2021	20,105,000	20,105,000
Tobacco Settlement Funding Corporation (Tobacco Revenue, Morgan Stanley Bank LIQ) §±144A	0.78	06/01/2029	15,000,000	15,000,000

				87,754,593

New Mexico: 0.74%
Albuquerque NM IDR Manor Nursing Series A (Health Revenue, GNMA Insured) §	4.80	05/20/2014	610,000	611,903
Dona Ana County NM Tax Revenue Receipts (Tax Revenue, AMBAC Insured)	5.50	06/01/2015	1,000,000	1,076,220
Dona Ana County NM Tax Revenue Receipts (Tax Revenue, AMBAC Insured)	5.50	06/01/2016	250,000	274,190
New Mexico Educational Assistance Foundation Series A-2 (Education Revenue, Guaranteed Student Loans Insured) ±	1.12	12/01/2028	6,515,000	6,482,686

				8,444,999

New York: 12.64%
Metropolitan Transportation Authority New York Commuter Facilities Series D (Transportation Revenue, NATL-RE Insured) §	5.00	07/01/2012	100,000	100,027
Metropolitan Transportation Authority New York Dedicated Tax Fund (Tax Revenue) ±	1.13	11/01/2019	7,500,000	7,504,125
Metropolitan Transportation Authority New York Series B-2 (Miscellaneous Revenue, AGM Insured) §±(a)(m)(n)	0.48	11/01/2022	7,875,000	7,092,472
Monroe County NY Industrial Development Corporation Unity Hospital Rochester Project (Health Revenue, FHA Insured) §	4.20	08/15/2025	7,195,000	7,387,970
New York Dormitory Authority Ellis Hospital Mortgage Project (Health Revenue, NATL-RE, FHA Insured) §	5.50	08/01/2015	835,000	837,697
New York Environmental Facilities Corporation Spring Valley Water Series A (Water & Sewer Revenue, AMBAC Insured) §	6.30	08/01/2024	900,000	904,239
New York NY City Housing Authority Lease Purchase Agreement (Housing Revenue) §i	4.78	01/06/2016	3,042,598	3,088,237
New York NY GO Sub-Series A1 (GO) §	5.75	08/01/2014	70,000	70,315
New York NY IDA (Miscellaneous Revenue) §±	1.38	05/01/2036	8,810,000	8,810,000
New York NY Municipal Water Finance Authority Series AA-2 (Water & Sewer Revenue, Dexia Credit Local SPA) §±	0.45	06/15/2032	17,130,000	17,130,000
New York NY Series F2 (GO) §	4.40	12/15/2017	4,000,000	4,187,600
New York NY Sub-Series A5 (GO, KBC Bank NV LOC) §±	0.45	08/01/2016	1,985,000	1,985,000

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

New York (continued)
New York NY Sub-series A6 (GO, AGM Insured, Dexia Credit Local SPA) §±	0.34%	11/01/2026	$1,075,000	$1,075,000
New York NY Transitional Finance Authority Revenue (Tax Revenue, Dexia Credit Local SPA) §±	0.50	11/01/2022	4,405,000	4,405,000
New York NY Transitional Finance Authority Revenue (Tax Revenue, Dexia Credit Local SPA) §±	0.34	08/01/2023	10,000,000	10,000,000
New York State Dormitory Authority Revenue (Health Revenue, NATL-RE, FGIC, FHA Insured) §	5.00	08/01/2016	1,000,000	1,091,130
New York State Dormitory Authority Revenue (Health Revenue, AGM FHA Insured) §	5.25	08/15/2015	1,875,000	2,061,319
New York State Local Government Assistance Corporation (Tax Revenue, AGM, GO of Corporation Insured) §±(a)(m)(n)	0.15	04/01/2017	10,600,000	10,129,501
New York Urban Development Corporation Sub Lien (Housing Revenue, Housing and Urban Development Section 236 Insured) §	5.50	07/01/2016	270,000	271,102
Newburgh NY (GO)	5.00	11/02/2012	2,532,824	2,537,383
Niagara County NY IDA Solid Waste Disposal (Resource Recovery Revenue) §	5.55	11/15/2024	3,905,000	3,938,036
Niagara NY Area Development Corporation (Utilities Revenue)	2.13	03/15/2015	3,500,000	3,554,705
Niagara NY Area Development Corporation (Education Revenue)	3.00	05/01/2013	350,000	355,835
Niagara NY Area Development Corporation (GO)	4.00	06/06/2013	2,500,000	2,517,475
Niagara NY Area Development Corporation (Education Revenue)	4.00	05/01/2015	250,000	265,800
Niagara NY Area Development Corporation (Education Revenue)	4.00	05/01/2016	300,000	322,518
Niagara NY Area Development Corporation (Education Revenue)	5.00	05/01/2017	250,000	281,725
Niagara NY Area Development Corporation (Education Revenue)	5.00	05/01/2018	500,000	564,600
Peregrines Landing LLC Facilities Series A (Miscellaneous Revenue, GNMA Insured) §	7.00	05/20/2044	5,665,000	6,009,149
Public Housing Capital Fund New York (Housing Revenue, HUD Loan Insured) §144A	4.50	07/01/2022	4,000,000	4,216,960
Suffolk County NY Economic Development Corporation (Health Revenue)	5.00	07/01/2017	1,000,000	1,148,900
Suffolk County NY Series A (GO)	5.00	04/01/2018	2,700,000	3,118,824
Suffolk County NY Series I (GO)	2.00	07/12/2012	22,000,000	22,005,940
Suffolk County NY Tobacco Asset Securitization Corporation (Tobacco Revenue)	4.00	06/01/2018	500,000	530,895
Suffolk County NY Tobacco Asset Securitization Corporation (Tobacco Revenue)	5.00	06/01/2019	575,000	645,357
Suffolk County NY Tobacco Asset Securitization Corporation (Tobacco Revenue)	5.00	06/01/2020	625,000	699,725
Suffolk County NY Tobacco Asset Securitization Corporation (Tobacco Revenue)	5.00	06/01/2021	425,000	473,484
Ulster County NY Resource Recovery Agency (Resource Recovery Revenue)	3.00	03/01/2017	900,000	940,716
Ulster County NY Resource Recovery Agency (Resource Recovery Revenue)	3.00	03/01/2018	1,140,000	1,181,690

				143,440,451

North Carolina: 0.40%
North Carolina Capital Facilities Financing Agency Waste Management of Carolinas Project (Resource Recovery Revenue) ±	3.38	08/01/2014	540,000	563,296
North Carolina State Eastern Municipal Power Agency Power System Series D (Utilities Revenue) %%	5.00	01/01/2017	3,500,000	3,999,415

				4,562,711

Ohio: 3.13%
Akron OH Income Tax Revenue Community Learning Centers Series A (Tax Revenue, NATL-RE FGIC Insured) §	5.25	12/01/2017	4,970,000	5,251,998

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Strategic Municipal Bond Fund	21

Security Name	Interest Rate	Maturity Date	Principal	Value

Ohio (continued)
Akron OH Sewer System Revenue (Water & Sewer Revenue, AMBAC Insured)	5.00%	12/01/2017	$750,000	$823,268
Cuyahoga County OH Health Care & Independant Living Facilities Revenue Series B (Health Revenue) §±	1.48	05/01/2042	7,580,000	7,580,000
Franklin County OH Hospital (Health Revenue) §	5.00	05/15/2019	4,925,000	5,065,806
Ohio HFA SFHR Bond (Housing Revenue, FGIC, FHA, VA Private Mortgages Insured) §¤	0.00	01/15/2015	10,000	8,253
Ohio State Air Quality Development Authority (IDR)	5.38	11/01/2015	2,460,000	2,536,654
Ohio State Air Quality Development Authority PCR Series A (IDR) §	2.25	12/01/2023	8,055,000	8,114,688
Ohio State Water Development Authority Solid Waste Management Incorporated Project (Resource Recovery Revenue) §	1.75	06/01/2013	2,000,000	2,021,680
Ohio State Water Development Authority Solid Waste Revenue (Resource Recovery Revenue) §	5.15	07/15/2015	3,500,000	3,571,715
Woodridge OH Local School District (GO, AMBAC Insured) §	6.80	12/01/2014	475,000	503,600

				35,477,662

Oklahoma: 0.91%
Oklahoma State Development Finance Authority Health System Revenue Series A-2 (Health Revenue, Assured Guaranty Insured, JPMorgan Chase Bank SPA) §±	0.40	08/15/2035	10,000,000	10,000,000
Tulsa OK Airports Improvement Trust (Airport Revenue) §	4.75	06/01/2018	325,000	350,857

				10,350,857

Other: 0.70%
Branch Banking & Trust Municipal Trust (Miscellaneous Revenue, RaboBank Nederland LOC) §±144A	1.05	08/01/2014	6,430,000	6,428,457
San Manuel Entertainment Authority Series 2004-C (Tax Revenue) 144A	4.50	12/01/2016	1,500,000	1,501,605

				7,930,062

Pennsylvania: 3.83%
Allentown PA City School District (GO, NATL-RE, FGIC, State Aid Withholding Insured) ¤	0.00	02/15/2014	130,000	128,916
Allentown PA City School District (GO, NATL-RE, FGIC, State Aid Withholding Insured) ¤	0.00	02/15/2014	370,000	359,596
Berks County PA Municipal Hospital Authority Reading Hospital & Medical Center Project (Health Revenue, NATL-RE Insured) §	5.70	10/01/2014	1,145,000	1,193,010
Berks County PA Municipal Hospital Authority Reading Hospital & Medical Center Project Series B (Health Revenue) §±	1.68	11/01/2039	6,250,000	6,244,000
Delaware County PA IDA Chester Community Charter School (Miscellaneous Revenue) §	4.50	08/15/2017	5,535,000	5,522,214
Delaware Valley PA Regional Finance Authority (Miscellaneous Revenue)	5.75	07/01/2017	5,026,000	5,853,330
Delaware Valley PA Regional Financial Authority Series D (Miscellaneous Revenue, Bayerische Landesbank LOC) §±	0.65	12/01/2020	2,500,000	2,500,000
Harrisburg PA Authority Resource Recovery Facility Series D-1 (Resource Recovery Revenue, AGM Municipal Goverment Insured) §	5.25	12/01/2033	2,000,000	2,019,960
Harrisburg PA Authority Resources Guaranteed Sub-series D-2 (Resource Recovery Revenue, AGM Municipal Government Insured) §	5.00	12/01/2033	2,260,000	2,268,498
Northampton County PA St. Luke’s Hospital Project Series A (Health Revenue)	4.00	08/15/2012	1,085,000	1,088,722
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, AMBAC Insured)	5.00	12/01/2012	2,615,000	2,631,291

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Pennsylvania (continued)
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, AMBAC Insured)	5.00%	12/01/2014	$3,000,000	$3,065,040
Pennsylvania State HEFAR St. Joseph’s University (Education Revenue, Radian Insured) §	5.25	12/15/2017	1,025,000	1,066,000
Pennsylvania State IDA (Miscellaneous Revenue, AMBAC Insured) §	5.50	07/01/2018	5,000,000	5,068,150
Philadelphia PA Hospital & HEFAR Temple University Health System Series B (Health Revenue)	5.00	07/01/2017	1,500,000	1,572,975
Reading PA Series A (GO)	4.00	11/15/2014	1,780,000	1,855,935
Saint Mary Hospital Authority Pennsylvania Health System Catholic Health East Series B (Health Revenue) §	5.00	11/15/2015	930,000	1,005,284

				43,442,921

Puerto Rico: 1.39%
Puerto Rico Commonwealth (GO, AGM Insured) §±	2.58	07/01/2021	5,000,000	5,000,000
Puerto Rico Commonwealth (GO, AGM Insured) §	5.00	07/01/2015	1,695,000	1,804,870
Puerto Rico Commonwealth Government Development Bank (Miscellaneous Revenue) §	1.00	11/08/2012	2,210,000	2,209,779
Puerto Rico Electric Power Authority (Utilities Revenue) ±	0.95	07/01/2020	2,205,000	1,834,781
Puerto Rico Electric Power Authority (Utilities Revenue) §±	0.95	07/01/2025	6,200,000	4,909,470

				15,758,900

Rhode Island: 0.95%
Providence RI Redevelopment Agency Revenue (Miscellaneous Revenue, AMBAC Insured) §	4.75	04/01/2020	2,710,000	2,790,568
Rhode Island Clean Water Finance Agency Wastewater Treatment System (Miscellaneous Revenue, NATL-RE Insured) §	5.80	09/01/2022	950,000	951,055
Rhode Island Housing & Mortgage Finance (Housing Revenue) §	6.50	04/01/2027	25,000	25,057
Rhode Island State Health & Educational Building Corporation (Miscellaneous Revenue, AGM Insured) §	5.00	05/15/2018	2,180,000	2,373,933
Rhode Island State Student Loan Authority (Education Revenue, AMBAC Insured) §	4.80	12/01/2021	4,625,000	4,666,255

				10,806,868

South Carolina: 0.51%
Berkeley County SC PCR Facilities Generating Company Project (Utilities Revenue) §	4.88	10/01/2014	640,000	678,931
South Carolina Jobs & EDA Ebenezer Nursing Home Incorporated (Health Revenue, GNMA Insured) §	6.90	01/20/2037	3,020,000	3,057,539
South Carolina State Jobs & EDA (Resource Recovery Revenue)	2.88	02/01/2015	2,000,000	2,040,920

				5,777,390

South Dakota: 0.10%
South Dakota State HEFA (Education Revenue)	4.50	09/01/2019	990,000	1,089,653

Tennessee: 4.59%
Johnson City TN HEFA Board 1st Mortgage Mountain States (Health Revenue) §	7.50	07/01/2033	7,300,000	7,521,263
Montgomery County TN Public Building Authority Pooled Financing Revenue (Miscellaneous Revenue, Bank of America NA LOC) §±	0.45	02/01/2036	10,000,000	10,000,000
Tennessee Energy Acquisition Corporation Gas Series A (Utilities Revenue)	5.25	09/01/2017	1,500,000	1,668,585

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Strategic Municipal Bond Fund	23

Security Name	Interest Rate	Maturity Date	Principal	Value

Tennessee (continued)
Tennessee Energy Acquisition Corporation Gas Series A (Utilities Revenue)	5.25%	09/01/2018	$4,000,000	$4,486,680
Tennessee Energy Acquisition Corporation Gas Series A (Utilities Revenue)	5.25	09/01/2020	4,125,000	4,591,373
Tennessee Energy Acquisition Corporation Gas Series C (Utilities Revenue)	5.00	02/01/2017	500,000	540,775
Tennessee Energy Acquisition Corporation Gas Series C (Utilities Revenue)	5.00	02/01/2018	3,700,000	3,968,065
Tennessee Energy Acquisition Corporation Gas Series C (Utilities Revenue)	5.00	02/01/2019	1,000,000	1,072,490
Tennessee Energy Acquisition Corporation Gas Series C (Utilities Revenue)	5.00	02/01/2020	3,000,000	3,220,020
Tennessee Municipal Energy Acquisition Corporation PUTTER Gas Project Series 1578 (Miscellaneous Revenue, JPMorgan Chase & Company LIQ) §±	0.42	12/01/2016	5,000,000	5,000,000
Tennessee Municipal Energy Acquisition Corporation PUTTER Gas Project Series 1579 (Miscellaneous Revenue, JPMorgan Chase & Company LOC & LIQ) §±	0.42	12/01/2016	10,000,000	10,000,000

				52,069,251

Texas: 5.72%
Austin TX Housing Finance Corporation SFHR (Housing Revenue, Verex Pool Insured) §¤	0.00	02/01/2016	1,535,000	23,102
Bexar County TX Housing Finance Corporation MFHR Stablewood Farms (Housing Revenue, GNMA Insured) §	6.25	07/20/2043	3,610,000	3,795,843
Coastal Water Authority Texas Conveyance System (Water & Sewer Revenue, FGIC Insured) §	7.50	12/15/2016	20,000	20,119
Dallas TX Finance Corporation MFHR Towne Center Apartments Series A (Housing Revenue, GNMA Insured) §	6.75	10/20/2032	929,000	940,343
Dallas TX Fort Worth International Airport Series A (Airport Revenue, NATL-RE, FGIC Insured) §	6.00	11/01/2028	160,000	160,635
Galveston TX Wharves & Terminal Revenue (Airport Revenue)	5.00	02/01/2017	1,100,000	1,203,114
Galveston TX Wharves & Terminal Revenue (Airport Revenue)	5.00	02/01/2018	1,680,000	1,836,106
Gulf Coast TX IDA (IDR, BNP Paribas LOC) §±	1.00	11/01/2019	4,850,000	4,850,000
Lubbock TX Health Facilities Development Corporation Lutheran Retirement (Housing Revenue, GNMA Insured) §	6.00	03/20/2029	1,000,000	1,011,960
Midtown TX RDA (Tax Revenue)	4.00	01/01/2014	250,000	259,270
Midtown TX RDA (Tax Revenue)	4.00	01/01/2016	1,980,000	2,112,719
Midtown TX RDA (Tax Revenue)	5.00	01/01/2017	2,270,000	2,533,978
North Texas Higher Education Authority Incorporated (Education Revenue) ±	1.47	04/01/2037	4,270,000	4,270,897
Tarrant County TX Cultural Education Facilities Finance Corporation Retirement Facilities (Health Revenue) §	6.50	11/15/2014	340,000	340,306
Tarrant County TX Cultural Education Facilities Finance Corporation Retirement Facilities Series A-1 (Housing Revenue, GNMA Insured) §	5.25	09/20/2023	175,000	196,322
Texas Municipal Gas Acquisition & Supply Corporation I Senior Lien Series D (Utilities Revenue) §	5.63	12/15/2017	3,590,000	3,987,269
Texas Municipal Gas Acquisition & Supply Corporation II Bond Market Association Index Rate (Utilities Revenue) §±	0.65	09/15/2017	12,175,000	11,858,328
Texas Southern University Series A-1 (Education Revenue, NATL-RE Insured) §	4.50	11/01/2012	1,000,000	1,001,040
Texas Southern University Series A-1 (Education Revenue, NATL-RE Insured) §	4.60	11/01/2013	1,275,000	1,276,173
Texas State Public Finance Authority Unemployment Compensation Series C (Miscellaneous Revenue)	2.60	07/01/2020	1,530,000	1,542,301
Texas State Transportation Series B (Transportation Revenue, Banco Bilboa Vizcaya SPA) §±	0.70	04/01/2026	10,000,000	10,000,000

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Texas (continued)
Texas State Turnpike Authority Central Texas Turnpike System Revenue (Transportation Revenue, AMBAC Insured) §¤	0.00%	08/15/2027	$1,425,000	$585,889
Texas Water Development Board Revolving Fund Series A (Miscellaneous Revenue) §	5.00	07/15/2017	8,320,000	8,351,866
Wood Glen TX Housing Finance Corporation Mortgage Copperwood Project Series A (Miscellaneous Revenue, NATL-RE, FHA Insured) §	7.65	07/01/2022	2,125,000	2,718,895

				64,876,475

Utah: 0.83%
Intermountain Power Agency Utah Power Supply Series A (Utilities Revenue) §	6.15	07/01/2014	6,360,000	6,715,142
Utah County UT Environmental Improvement Marathon Oil Project (IDR)	5.38	11/01/2015	1,800,000	1,867,410
Utah HFA RHA Community Services Project Series A (Health Revenue) §	6.88	07/01/2027	825,000	825,602

				9,408,154

Vermont: 0.13%
Burlington VT Airport (Miscellaneous Revenue) §	6.50	12/15/2012	1,500,000	1,500,675

Virgin Islands: 0.44%
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10/01/2017	1,390,000	1,528,430
Virgin Islands Water & Power Authority (Utilities Revenue) §	4.13	07/01/2014	3,500,000	3,489,675

				5,018,105

Virginia: 1.81%
Caroline County VA IDR (Miscellaneous Revenue) §	4.00	08/01/2016	2,095,000	2,112,891
Fairfax County VA EDA (IDR, Bank of America NA SPA) §±	0.32	12/01/2033	16,405,000	16,405,000
Fairfax County VA EDA (IDR, SunTrust Bank LOC) §±	0.47	10/01/2015	2,010,000	2,010,000

				20,527,891

Washington: 0.26%
King County WA Public Hospital District #01 Valley Medical Center Series A (Health Revenue)	4.00	06/15/2015	1,185,000	1,233,289
King County WA Public Hospital District #01 Valley Medical Center Series A (Health Revenue)	4.00	06/15/2016	1,480,000	1,548,568
Redmond WA Library Capital Facilities Area GO (GO) §	5.00	12/01/2017	200,000	200,770

				2,982,627

West Virginia: 0.63%
Mason County WV PCR (Utilities Revenue) §	2.00	10/01/2022	7,000,000	7,033,810
Raleigh County WV Building Commission (Education Revenue) §	4.00	12/01/2012	125,000	125,856

				7,159,666

Wisconsin: 0.59%
Wisconsin State HEFA (Education Revenue)	0.50	07/02/2012	5,405,000	5,405,000
Wisconsin State HEFA Beloit Health System Incorporation (Health Revenue)	4.00	04/01/2014	650,000	665,275
Wisconsin State HEFA Beloit Health System Incorporation (Health Revenue)	5.00	04/01/2015	640,000	679,949

				6,750,224

Total Municipal Obligations (Cost $1,116,927,697)				1,131,071,066

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Strategic Municipal Bond Fund	25

Security Name	Yield	Maturity Date	Shares	Value

Short-Term Investments: 1.78%

Investment Companies: 1.74%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01%		19,778,417	$19,778,417

			Principal
U.S. Treasury Securities: 0.04%
U.S. Treasury Bill #(z)	0.02	09/27/2012	$400,000	399,907

Total Short-Term Investments (Cost $20,178,328)				20,178,324

Total Investments in Securities
(Cost $1,137,106,025) *	101.41%	1,151,249,390
Other Assets and Liabilities, Net	(1.41)	(15,978,978)

Total Net Assets	100.00%	$1,135,270,412

§	These securities are subject to a demand feature which reduces the effective maturity.

±	Variable rate investment

¤	Security issued in zero coupon form with no periodic interest payments.

%%	Security issued on a when-issued basis.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

i	Illiquid security for which the designation as illiquid is unaudited.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $1,137,119,983 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$16,654,023
Gross unrealized depreciation	(2,524,616)

Net unrealized appreciation	$14,129,407

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Strategic Municipal Bond Fund	Statement of Assets and Liabilities—June 30, 2012

Assets
Investments
In unaffiliated securities, at value (see cost below)	$1,131,470,973
In affiliated securities, at value (see cost below)	19,778,417

Total investments, at value (see cost below)	1,151,249,390
Receivable for investments sold	6,664,021
Receivable for Fund shares sold	1,297,953
Receivable for interest	8,800,311
Receivable for daily variation margin on open futures contracts	172,266
Prepaid expenses and other assets	109,049

Total assets	1,168,292,990

Liabilities
Dividends payable	193,209
Payable for investments purchased	28,657,727
Payable for Fund shares redeemed	3,215,335
Due to custodian bank	38,404
Advisory fee payable	295,736
Distribution fees payable	98,061
Due to other related parties	181,738
Accrued expenses and other liabilities	342,368

Total liabilities	33,022,578

Total net assets	$1,135,270,412

NET ASSETS CONSIST OF
Paid-in capital	$1,115,906,956
Overdistributed net investment income	(87,301)
Accumulated net realized gains on investments	5,079,162
Net unrealized gains on investments	14,371,595

Total net assets	$1,135,270,412

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$549,357,057
Shares outstanding – Class A	61,461,216
Net asset value per share – Class A	$8.94
Maximum offering price per share – Class A2	$9.36
Net assets – Class B	$3,737,808
Shares outstanding – Class B	419,165
Net asset value per share – Class B	$8.92
Net assets – Class C	$147,005,541
Shares outstanding – Class C	16,390,561
Net asset value per share – Class C	$8.97
Net assets – Administrator Class	$435,170,006
Shares outstanding – Administrator Class	48,698,976
Net asset value per share – Administrator Class	$8.94

Investments in unaffiliated securities, at cost	$1,117,327,608

Investments in affiliated securities, at cost	$19,778,417

Total investments, at cost	$1,137,106,025

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—June 30, 2012	Wells Fargo Advantage Strategic Municipal Bond Fund	27

Investment income
Interest	$28,014,466
Income from affiliated securities	14,719

Total investment income	28,029,185

Expenses
Advisory fee	3,031,532
Administration fees
Fund level	447,945
Class A	742,400
Class B	7,567
Class C	208,244
Administrator Class	297,007
Shareholder servicing fees
Class A	1,160,000
Class B	11,607
Class C	325,381
Administrator Class	692,311
Distribution fees
Class B	35,471
Class C	976,143
Custody and accounting fees	40,786
Professional fees	49,619
Registration fees	117,022
Shareholder report expenses	46,676
Trustees’ fees and expenses	11,983
Other fees and expenses	17,499

Total expenses	8,219,193
Less: Fee waivers and/or expense reimbursements	(218,132)

Net expenses	8,001,061

Net investment income	20,028,124

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	5,769,914
Futures transactions	(468,467)

Net realized gains on investments	5,301,447

Net change in unrealized gains (losses) on:
Unaffiliated securities	13,032,829
Futures transactions	273,215

Net change in unrealized gains (losses) on investments	13,306,044

Net realized and unrealized gains (losses) on investments	18,607,491

Net increase in net assets resulting from operations	$38,635,615

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Strategic Municipal Bond Fund	Statements of Changes in Net Assets

	Year Ended June 30, 2012		Year Ended June 30, 2011[1]		Year Ended May 31, 2011[2]

Operations
Net investment income		$20,028,124		$1,532,344		$16,287,580
Net realized gains (losses) on investments		5,301,447		(241,940)		5,666,685
Net change in unrealized gains (losses) on investments		13,306,044		1,520,520		(928,780)

Net increase in net assets resulting from operations		38,635,615		2,810,924		21,025,485

Distributions to shareholders from
Net investment income
Class A		(10,708,865)		(880,587)		(9,486,602)
Class B		(80,068)		(13,686)		(270,760)
Class C		(2,063,309)		(222,593)		(2,703,112)
Administrator Class		(7,175,918)		(410,161)		(3,776,581)[3]
Net realized gains
Class A		(397,431)		0		0
Class B		(4,233)		0		0
Class C		(114,928)		0		0
Administrator Class		(274,579)		0		0 [3]

Total distributions to shareholders		(20,819,331)		(1,527,027)		(16,237,055)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	35,840,827	317,253,249	3,135,281	27,457,215	16,163,958	140,462,918
Class B	19,342	170,942	31	274	29,349	254,752
Class C	5,396,189	47,926,736	354,768	3,117,852	2,147,570	18,739,353
Administrator Class	42,820,001	378,926,746	1,850,825	16,205,699	12,736,323 [3]	110,659,140 [3]

		744,277,673		46,781,040		270,116,163

Reinvestment of distributions
Class A	1,012,748	8,963,414	74,027	649,218	736,702	6,406,029
Class B	6,530	57,525	1,023	8,947	21,400	185,630
Class C	171,105	1,517,927	16,339	143,786	193,040	1,684,116
Administrator Class	752,795	6,663,970	41,683	365,139	391,924 [3]	3,406,436 [3]

		17,202,836		1,167,090		11,682,211

Payment for shares redeemed
Class A	(15,720,925)	(139,525,304)	(708,022)	(6,199,121)	(17,055,958)	(148,159,192)
Class B	(377,508)	(3,322,352)	(93,047)	(812,523)	(1,050,905)	(9,102,624)
Class C	(2,105,446)	(18,709,125)	(285,902)	(2,513,103)	(4,521,223)	(39,410,628)
Administrator Class	(13,020,279)	(115,498,373)	(456,231)	(3,994,961)	(13,899,155)[3]	(120,606,584)[3]

		(277,055,154)		(13,519,708)		(317,279,028)

Net increase (decrease) in net assets resulting from capital share transactions		484,425,355		34,428,422		(35,480,654)

Total increase (decrease) in net assets		502,241,639		35,712,319		(30,692,224)

Net assets
Beginning of period		633,028,773		597,316,454		628,008,678

End of period		$1,135,270,412		$633,028,773		$597,316,454

Overdistributed net investment income		$(87,301)		$(87,265)		$(92,582)

1.	For the one month ended June 30, 2011. The Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Strategic Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 12, 2010 is that of Evergreen Strategic Municipal Bond Fund.

3.	Class I of Evergreen Strategic Municipal Bond Fund became Administrator Class on July 12, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Strategic Municipal Bond Fund	29

(For a share outstanding throughout each period)

	Year Ended June 30,		Year Ended May 31,
Class A	2012	2011[1]	2011[2]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$8.77	$8.75	$8.67	$8.59	$8.70	$8.78
Net investment income	0.21	0.02	0.26	0.25	0.31	0.33
Net realized and unrealized gains (losses) on investments	0.18	0.02	0.08	0.08	(0.11)	(0.08)

Total from investment operations	0.39	0.04	0.34	0.33	0.20	0.25
Distributions to shareholders from
Net investment income	(0.21)	(0.02)	(0.26)	(0.25)	(0.31)	(0.33)
Net realized gains	(0.01)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.22)	(0.02)	(0.26)	(0.25)	(0.31)	(0.33)
Net asset value, end of period	$8.94	$8.77	$8.75	$8.67	$8.59	$8.70
Total return[3]	4.48%	0.49%	4.01%	3.76%	2.54%	2.90%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.83%	0.88%	0.99%	1.01%	1.05%
Net expenses	0.83%	0.83%	0.87%	0.99%	1.01%	1.01%
Net investment income	2.31%	3.15%	3.02%	2.85%	3.64%	3.76%
Supplemental data
Portfolio turnover rate	74%	12%	130%	40%	53%	59%
Net assets, end of period (000’s omitted)	$549,357	$353,518	$330,896	$329,475	$333,901	$287,472

1.	For the one month ended June 30, 2011. The Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Strategic Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen Strategic Municipal Bond Fund.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Strategic Municipal Bond Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,		Year Ended May 31,
Class B	2012	2011[1]	2011[2]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$8.75	$8.73	$8.65	$8.57	$8.68	$8.76
Net investment income	0.15 [3]	0.02 [3]	0.19 [3]	0.19 [3]	0.25 [3]	0.25
Net realized and unrealized gains (losses) on investments	0.17	0.02	0.09	0.07	(0.11)	(0.07)

Total from investment operations	0.32	0.04	0.28	0.26	0.14	0.18
Distributions to shareholders from
Net investment income	(0.14)	(0.02)	(0.20)	(0.18)	(0.25)	(0.26)
Net realized gains	(0.01)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.15)	(0.02)	(0.20)	(0.18)	(0.25)	(0.26)
Net asset value, end of period	$8.92	$8.75	$8.73	$8.65	$8.57	$8.68
Total return[4]	3.71%	0.43%	3.23%	2.99%	1.78%	2.13%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.58%	1.64%	1.74%	1.76%	1.76%
Net expenses	1.58%	1.58%	1.63%	1.74%	1.76%	1.76%
Net investment income	1.69%	2.40%	2.20%	2.20%	2.91%	3.02%
Supplemental data
Portfolio turnover rate	74%	12%	130%	40%	53%	59%
Net assets, end of period (000’s omitted)	$3,738	$6,741	$7,531	$16,123	$31,991	$50,872

1.	For the one month ended June 30, 2011. The Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Strategic Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen Strategic Municipal Bond Fund.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Strategic Municipal Bond Fund	31

(For a share outstanding throughout each period)

	Year Ended June 30,		Year Ended May 31,
Class C	2012	2011[1]	2011[2]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$8.80	$8.78	$8.70	$8.62	$8.73	$8.81
Net investment income	0.14	0.02	0.20	0.18	0.24	0.27
Net realized and unrealized gains (losses) on investments	0.18	0.02	0.08	0.09	(0.10)	(0.08)

Total from investment operations	0.32	0.04	0.28	0.27	0.14	0.19
Distributions to shareholders from
Net investment income	(0.14)	(0.02)	(0.20)	(0.19)	(0.25)	(0.27)
Net realized gains	(0.01)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.15)	(0.02)	(0.20)	(0.19)	(0.25)	(0.27)
Net asset value, end of period	$8.97	$8.80	$8.78	$8.70	$8.62	$8.73
Total return[3]	3.69%	0.42%	3.23%	2.99%	1.78%	2.13%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.58%	1.63%	1.74%	1.76%	1.76%
Net expenses	1.58%	1.58%	1.62%	1.74%	1.76%	1.76%
Net investment income	1.59%	2.40%	2.26%	2.08%	2.88%	3.01%
Supplemental data
Portfolio turnover rate	74%	12%	130%	40%	53%	59%
Net assets, end of period (000’s omitted)	$147,006	$113,724	$112,740	$130,775	$109,379	$88,638

1.	For the one month ended June 30, 2011. The Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Strategic Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen Strategic Municipal Bond Fund.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Strategic Municipal Bond Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,		Year Ended May 31,
Administrator Class	2012	2011[1]	2011[2]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$8.76	$8.75	$8.67	$8.59	$8.70	$8.78
Net investment income	0.22	0.02	0.28	0.27	0.33	0.35
Net realized and unrealized gains (losses) on investments	0.19	0.01	0.08	0.08	(0.10)	(0.08)

Total from investment operations	0.41	0.03	0.36	0.35	0.23	0.27
Distributions to shareholders from
Net investment income	(0.22)	(0.02)	(0.28)	(0.27)	(0.34)	(0.35)
Net realized gains	(0.01)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.23)	(0.02)	(0.28)	(0.27)	(0.34)	(0.35)
Net asset value, end of period	$8.94	$8.76	$8.75	$8.67	$8.59	$8.70
Total return[3]	4.76%	0.39%	4.20%	4.02%	2.80%	3.16%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.77%	0.77%	0.75%	0.76%	0.76%
Net expenses	0.68%	0.68%	0.69%	0.75%	0.76%	0.76%
Net investment income	2.42%	3.32%	3.23%	3.03%	3.89%	4.01%
Supplemental data
Portfolio turnover rate	74%	12%	130%	40%	53%	59%
Net assets, end of period (000’s omitted)	$435,170	$159,045	$146,149	$151,636	$73,002	$72,118

1.	For the one month ended June 30, 2011. The Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Strategic Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen Strategic Municipal Bond Fund.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Strategic Municipal Bond Fund	33

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Strategic Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities with original maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest

34	Wells Fargo Advantage Strategic Municipal Bond Fund	Notes to Financial Statements

rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in

Notes to Financial Statements	Wells Fargo Advantage Strategic Municipal Bond Fund	35

per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal obligations	$0	$1,084,010,116	$47,060,950	$1,131,071,066
Short-term investments
Investment companies	19,778,417	0	0	19,778,417
U.S. Treasury securities	399,907	0	0	399,907
	$20,178,324	$1,084,010,116	$47,060,950	$1,151,249,390

Further details on the major security types listed above can be found in the Portfolio of Investments.

As of June 30, 2012, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures contracts+	$228,230	$0	$0	$228,230

+	Futures contracts are presented at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

36	Wells Fargo Advantage Strategic Municipal Bond Fund	Notes to Financial Statements

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Municipal Obligiations
Balance as of June 30, 2011	$13,959,727
Accrued discounts (premiums)	377,297
Realized gains (losses)	395,445
Change in unrealized gains (losses)	591,817
Purchases	44,141,063
Sales	(12,404,399)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of June 30, 2012	$47,060,950
Change in unrealized gains (losses) relating to securities still held at June 30, 2012	$563,480

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2012, the advisory fee was equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.86% for Class A, 1.61% for Class B, 1.61% for Class C and 0.68% for Administrator Class.

Notes to Financial Statements	Wells Fargo Advantage Strategic Municipal Bond Fund	37

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended June 30, 2012, Wells Fargo Funds Distributor, LLC received $46,975 from the sale of Class A shares and $13,001, $900 and $5,355 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended June 30, 2012 were $1,148,378,902 and $653,268,810, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2012, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help shorten the duration of the portfolio.

At June 30, 2012, the Fund had short futures contracts outstanding as follows:

Expiration Date	Contracts	Type	Contract Value at June 30, 2012	Unrealized Gains (Losses)
September 2012	315 Short	10-Year U.S. Treasury Notes	$42,013,125	$228,230

The Fund had an average notional amount of $32,374,825 in short futures contracts during the year ended June 30, 2012.

On June 30, 2012, the cumulative unrealized gains on futures contracts in the amount of $228,230 is reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended June 30, 2012, the Fund paid $1,090 in commitment fees.

For the year ended June 30, 2012, there were no borrowings by the Fund under the agreement.

38	Wells Fargo Advantage Strategic Municipal Bond Fund	Notes to Financial Statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2012, June 30, 2011 and May 31, 2011 were as follows:

	Year ended June 30,		Year ended May 31,
	2012	2011*	2011
Ordinary Income	$1,245,529	$50,787	$276,917
Tax-Exempt Income	19,108,407	1,476,240	15,960,138
Long-Term Gain	465,395	0	0

*	For the one month ended June 30, 2011. The Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Gain	Unrealized Gains
$3,393,373	$126,413	$1,927,976	$14,129,407

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210 Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Strategic Municipal Bond Fund	39

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Strategic Municipal Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended and the year ended May 31, 2011, and the financial highlights for each of the years or periods in the two-year period then ended and for each of the four years ended May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Strategic Municipal Bond Fund as of June 30, 2012, the results of its operations, changes in their net assets, and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 24, 2012

40	Wells Fargo Advantage Strategic Municipal Bond Fund	Other Information (Unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $465,395 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2012.

Pursuant to Section 871 of the Internal Revenue Code, $912,303 has been designated as interest-related dividends for nonresident alien shareholders.

Pursuant to Section 871 of the Internal Revenue Code, $619 has been designated as short-term capital gain dividends for nonresident alien shareholders.

Pursuant to Section 852 of the Internal Revenue Code, 95.41% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2012.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	41

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

42	Wells Fargo Advantage Strategic Municipal Bond Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

Other Information (Unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	43

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Strategic Municipal Bond Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and Wells Capital Management were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Wells Capital Management supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s

44	Wells Fargo Advantage Strategic Municipal Bond Fund	Other Information (Unaudited)

benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was higher than or in range of the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was in range of the Fund’s benchmark, the Lipper Short-Intermediate Municipal Debt Funds Index, for the periods under review, except for the one-year and three-year periods.

The Board noted that the Fund’s more recent performance results warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe. The Board received a report that noted Funds Management’s plans to address performance matters in the near term. The Board was satisfied that Funds Management was taking appropriate actions with respect to the Fund’s investment performance and will continue to monitor the Fund’s investment performance.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the Fund’s Expense Group.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were in range of the median rates for the Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did

Other Information (Unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	45

not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

46	Wells Fargo Advantage Strategic Municipal Bond Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

210657 08-12 A257/AR257 06-12

Wells Fargo Advantage

Ultra Short-Term Municipal Income Fund

Annual Report

June 30, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $207 billion in assets under management, as of June 30, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Ultra Short-Term Municipal Income Fund for the 12-month period that ended June 30, 2012. Upon reviewing the report, you may notice that your Fund has included a summary portfolio schedule in lieu of a complete portfolio schedule, which we hope will help you focus on your Fund’s principal holdings and assist you in evaluating your Fund’s risk profile and investment strategy. The Fund’s full portfolio schedule is still available upon request or at wellsfargoadvantagefunds.com for those investors who wish to see it.

The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and a great amount of uncertainty regarding sovereign debt risk—both here and in Europe. In this environment, municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade2 municipal bonds throughout the country, gained 9.90% for the period.

The economy grew, but the recovery has only been modest.

The U.S. is three years into a modest economic recovery, but several factors held back growth despite the Federal Reserve’s (Fed) accommodative monetary policy. In Europe, much uncertainty remained about the outcome of the eurozone debt crisis and whether policymakers will be able to resolve it without any countries defaulting or leaving the euro. In addition, Europe has again entered a recession. In Asia, China’s economy slowed. Here at home, the federal budget deficit and a potential “fiscal cliff”, which describes the possible effect of higher taxes resulting from the expiration of several tax cuts and the implementation of federal spending reduction measures have added uncertainty Finally, U.S. homebuilding is only in the early stages of a recovery.

In an effort to further bolster the economy, especially the labor market, the Fed has indicated its commitment to maintaining a highly accommodative monetary policy. Based on public statements and its actions, the Fed appears to believe that economic conditions warrant an extremely low federal funds target rate—a short-term bank lending rate—which may remain near 0% through late 2014. The Fed also apparently plans to continue its “Operation Twist,” which involves buying U.S. Treasury securities with maturities greater than six years and selling U.S. Treasury securities with maturities less than three years, in an effort to keep longer-term interest rates low.

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	3

A demand for relative safe-haven securities led to ultra-low interest rates.

Interest rates as measured by 10-year U.S. Treasury yields declined 150 basis points (100 bps equals 1.00%) over the past year to nearly 1.5% at the end of June 2012, a modern-era record low. Not only has the Fed been successful in engineering low interest rates, but investors have rushed to buy U.S. Treasury securities as a relative safe-haven asset in the midst of uncertainty surrounding the European debt crisis. Even the downgrade of the U.S. Government’s credit rating by Standard & Poor’s last August did not dampen enthusiasm for U.S. debt. Meanwhile, municipal bonds also benefited in each of the past four quarters as yields declined.

Municipal creditworthiness benefited from stronger economic growth.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations. As of the first quarter of 2012, the U.S. Census Bureau released figures showing that state and local municipalities have had 10 consecutive quarters of combined revenue growth. These revenues were driven by stronger general sales and individual income tax collections.

Difficult decisions have also been made by municipalities to restructure their balance sheets. While many states balanced their budgets by passing costs to local issuers, a number of local governments have made tough decisions to cut spending and balance their budgets despite the hard times. Looking to the future, 43 states have also taken steps over the past three years to shore up their long-term finances by enacting changes to their state retirement plans for their public employees and teachers.

While the overall credit strength of the municipal market is improving, several cities have filed for bankruptcy protection. Our credit research team has given us the capacity to closely monitor these situations and discerning the difference between municipal securities that are directly affected and those that are not. Additionally, while our municipal income funds are not immune from the effects of bankruptcy of municipal issuers, our shareholders should know that the bulk of our funds’ holdings are in revenue bonds, which have their own dedicated income sources.

Our message to our shareholders remains the same.

We believe a long-term investment strategy is the key to ensuring our shareholders reach their financial goals. Despite record-low interest rates, we see opportunity in sectors where yields remain generous relative to U.S. Treasury yields, such as A- and BBB-rated municipal bonds2. The capabilities of our credit research team and our relative-value approach to managing investments with a focus on duration3, yield curve4, sector, and issuer selection remain in place. Together with our investment expertise and your commitment to reaching your financial goals, we’ll go far.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations.

3.	Duration is a measurement of the sensitivity of a bond’s price to changes in Treasury yields. A Fund’s duration is the weighted-average of duration of the bonds in the portfolio. Duration should be interpreted as the approximate change in a bond’s (or Fund’s) price for a 100 bps change in Treasury yields.

4.	A graphical representation of fixed income security yields (usually U.S. Treasuries) at their respective maturities, starting with the shortest time to maturity and sequentially plotting in a line chart to the longest maturity.

4	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Letter to Shareholders (Unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	5

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Wendy Casetta

Lyle J. Fitterer, CFA, CPA

FUND INCEPTION

November 30, 1995

12 MONTH TOTAL RETURN AS OF JUNE 30, 2012
Class A (Excluding Sales Charges)	0.96%
Barclays 1-Year Municipal Bond Index[1]	1.06%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. The Adviser has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 0.67% for Class A shares. The Fund’s gross and net expense ratios are 0.76% and 0.67%, respectively, for Class A shares, as stated in the most recent prospectus. Without these reductions, the Fund’s returns would have been lower.

1.	The Barclays 1-Year Municipal Bond Index is the 1-year component of the Barclays Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Ultra Short-Term Municipal Income Fund Class A shares for the most recent 10 years with Barclays 1-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

6	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) underperformed its benchmark, the Barclays 1-Year Municipal Bond Index, for the fiscal year that ended June 30, 2012.

■	Municipal rates moved slightly lower during the 12-month period, and lower-quality bonds outperformed higher-quality bonds.

■	The Fund’s yield-curve, sector, and quality decisions all added value during the period, helping to offset the effect of below-benchmark interest-rate positioning.

■

Our continued overweight in bonds rated BBB and lower, combined with an underweight to higher-rated and prerefunded bonds, helped performance. Corporate-backed bonds, including industrial development revenue and pollution control revenue, were some of the specific sectors where we did well. An underweight in transportation and Puerto Rico bonds hindered performance as these two areas performed well.

Despite many uncertainties, credit trends are improving.

Economic activity accelerated modestly in late 2011 and early 2012 but slowed recently. In an effort to boost growth by keeping interest rates low, the Fed continued its accommodative monetary policy and said it intends to keep short-term interest rates ultra low through 2014. Meanwhile, investors concerned about the European sovereign debt situation bought relative safe-haven U.S. Treasury securities. As a result, U.S. Treasury yields fell to record lows.

Concerns about municipal credit quality remained elevated throughout the past year as state and local governments struggled with increased fiscal pressures. While we are concerned about these pressures, we are seeing signs of improvement. Most state and local governments appear to have acted responsibly and made difficult, fiscally prudent decisions. Forty-three states have implemented some level of pension reform, and efforts continue along this front. Economic recovery has resulted in 10 consecutive quarters of year-over-year growth in states’ revenues. Some municipalities will fare better than others, especially at the local level, further underscoring the importance of fundamental credit analysis and individual security selection. Nevertheless, as the overall economy continues to improve, we believe municipal credit quality should follow, and, consequently, credit spreads should tighten.

Performance Highlights (Unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	7

CREDIT QUALITY[3] (AS OF JUNE 30, 2012)

EFFECTIVE MATURITY DISTRIBUTION[4] (AS OF JUNE 30, 2012)

During the past year, we managed the portfolio with an emphasis on limiting interest rate risk while seeking to provide an attractive yield. We conservatively managed the Fund’s duration in response to low absolute yields and the possibility of increasing interest rates. We did this by maintaining a large exposure to variable-rate demand notes and adding floating-rate notes (FRNs). We have positioned the Fund for a flattening of the yield curve by adding FRNs to the portfolio, as well as bonds with three- to five-year maturities, which are expected to benefit from this type of environment as they move closer to maturity, or “roll down” the yield curve. Our overweight in medium-quality bonds positively contributed to the Fund’s performance as they outperformed their higher-quality counterparts. Revenue bonds, particularly corporate-backed municipal bonds, outperformed higher-quality bonds. Technical factors also were positive as municipal bond funds experienced 30 consecutive weeks of cash inflows. Record inflows coupled with net negative municipal bond issuance bolstered performance.

Lower-quality bonds remain attractive.

Lower-quality investment grade bonds did well over the past 12 months, and we maintained a general overweight to this credit category. We think lower-rated credits will continue to experience good performance as investors search for income and municipal credit trends improve. Some specific sector tactics included increasing our exposure to short-term health care bonds and corporate-backed municipal bonds because we believe near-term fundamentals looked favorable and yield spreads remained attractive from a longer-term perspective. We also increased our exposure to local general obligation (GO) bonds, including several different credits—many in California and New York school districts. Education payments are at the top of the priority scheme in the California budget, and we feel this is a way to position the Fund for a recovery in California while potentially providing better downside protection compared with owning state GOs.

3.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment-grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

4.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

8	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Performance Highlights (Unaudited)

The Fund is positioned to keep the net asset value stable while adding additional income.

The Fund is positioned for an eventual increase in interest rates. With our expectations for positive economic growth, albeit modest, over the next few years, we see limited upside in both Treasury rates and municipal rates. We also believe the yield curve will eventually flatten, and we are positioned for that to occur. Finally, we believe that many lower-quality bonds are still priced at attractive levels, and we expect this additional yield to buffer any negative price performance. The Fund’s current positioning could lead to relative underperformance if municipal yields move lower from current levels, but we are willing to take that risk to endeavor to provide better protection if rates move higher.

Performance Highlights (Unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	9

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JUNE 30, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (SMAVX)	10/02/2000	(1.46)	(1.06)	2.32	2.18	0.55	0.96	2.74	2.39	0.76%	0.67%
Class C (WFUSX)	03/31/2008	(0.98)	(0.75)	1.96	1.76	0.02	0.25	1.96	1.76	1.51%	1.42%
Administrator Class (WUSMX)	07/30/2010					0.59	1.03	2.84	2.63	0.70%	0.60%
Institutional Class (SMAIX)	07/31/2000					0.70	1.26	3.06	2.84	0.43%	0.37%
Investor Class (SMUAX)	11/30/1995					0.54	1.14	2.75	2.51	0.79%	0.70%
Barclays 1-Year Municipal Bond Index						0.51	1.06	2.81	2.47

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield securities risk, and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

5.	Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for the Class A shares through June 19, 2008 includes Advisor Class expenses. Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Without this cap, the Fund’s returns would have been lower.

10	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01-01-2012	Ending Account Value 06-30-2012	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,005.54	$3.34	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.37	0.67%
Class C
Actual	$1,000.00	$1,000.19	$7.06	1.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.12	1.42%
Administrator Class
Actual	$1,000.00	$1,005.90	$2.99	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02	0.60%
Institutional Class
Actual	$1,000.00	$1,007.04	$1.85	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.02	$1.86	0.37%
Investor Class
Actual	$1,000.00	$1,005.38	$3.49	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.38	$3.52	0.70%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Summary Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	11

The Summary Portfolio of Investments shows the Fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the Fund’s total net assets as of the report date. The remaining securities held by the Fund are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following Web site: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/ultrashorttermmunicipalincome.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s Web site at sec.gov.

Security Name	Interest Rate	Maturity Date	Principal	Value	Percent of Net Assets

Municipal Obligations: 99.89%

Alabama: 1.52%
Chatom AL Industrial Development Board Gulf Opportunity Zone PowerSouth Energy Cooperative Projects Series A (Utilities Revenue, National Rural Utilities Cooperative Finance Corporation SPA) ±§	0.60%	11/15/2038	$50,000,000	$49,988,000	0.67%
Other securities				63,684,425	0.85

				113,672,425

Alaska: 2.07%
Alaska State Housing Finance Corporation Series A (Housing Revenue, Landesbank Baden-Wuerttemberg SPA) ±§	0.34	12/01/2041	75,000,000	75,000,000	1.00
Alaska State Housing Finance Corporation Series B (Housing Revenue, Landesbank Baden-Wuerttemberg SPA) ±§	0.38	12/01/2041	38,250,000	38,250,000	0.51
Alaska State Housing Finance Corporation Series D (Housing Revenue, Landesbank Baden-Wuerttemberg SPA) ±§	0.41	12/01/2041	22,000,000	22,000,000	0.29
Other securities				19,767,732	0.27

				155,017,732

Arizona: 2.53%
Arizona Health Facilities Authority Phoenix Children’s Hospital Series A (Health Revenue) ±§	1.18	02/01/2042	64,665,000	61,019,834	0.81
Arizona Health Facilities Authority Phoenix Children’s Hospital Series B (Health Revenue) ±§	1.03	02/01/2042	43,300,000	41,019,822	0.55
Scottsdale AZ IDA Healthcare Series F (Health Revenue, AGM Insured) ±§(m)	0.54	09/01/2045	51,400,000	51,400,000	0.69
Other securities				36,070,246	0.48

				189,509,902

Arkansas: 0.03%
Other securities				1,924,871	0.03

California: 11.66%
California (GO, Dexia Credit Local LOC, FSA Insured) (o)	0.87-6.25	09/01/2012-08/01/2027	7,075,000	7,086,070	0.09
California Infrastructure & Economic Development Bank Revenue Various Refunding The J Paul Getty Trust Series A-3 (Miscellaneous Revenue) ±§	0.68	04/01/2038	38,400,000	38,400,000	0.51

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Summary Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value	Percent of Net Assets

California (continued)
California MSTR Class A (GO, Societe Generale LOC, Societe Generale LIQ) ±§	0.28%	06/01/2032	$46,000,000	$46,000,000	0.61%
California State Floating Refunding Series A (GO) ±§	0.86	05/01/2033	73,000,000	73,070,810	0.98
California State Series DCL 009 (GO, Dexia Credit Local LOC, FSA Insured, Dexia Credit Local LIQ) ±§	0.87	08/01/2027	81,430,000	81,430,000	1.09
California CDA (Various Revenue) (o)	0.37-4.95	12/01/2012-07/01/2040	28,825,000	29,276,776	0.39
California Statewide CDA Health Facilities Catholic Series D (Health Revenue, AGM Insured) ±§(m)	0.37	07/01/2041	56,250,000	56,250,000	0.75
California Statewide CDA Health Facilities Catholic Series E (Health Revenue, AGM Insured) ±§(m)	0.39	07/01/2040	40,175,000	40,175,000	0.54
Inland Valley CA Development Agency (Tax Revenue) ±§	4.00	03/01/2041	56,000,000	57,495,760	0.77
Palomar Pomerado CA Health Care District COP Series A (Health Revenue, AGM Insured) ±§(m)	0.60	11/01/2036	36,500,000	36,500,000	0.49
Palomar Pomerado CA Health Care District COP (Health Revenue, AGM Insured) ±§(m)(o)	0.49-0.59	11/01/2036	51,925,000	51,925,000	0.69
Southern California Public Power Authority Southern Transmission Series A (Utilities Revenue, AGM Insured, Bank of America NA SPA) ±§	0.35	07/01/2021	42,285,000	42,285,000	0.56
Other securities				313,865,726	4.19

				873,760,142

Colorado: 1.62%
Colorado Springs CO Utilities Various Sub Lien Improvement Series B (Utilities Revenue, Bayerische Landesbank SPA) ±§	0.40	11/01/2036	43,550,000	43,550,000	0.58
University of Colorado Hospital Authority Series B (Education Revenue) ±§	0.93	11/15/2035	50,000,000	50,000,000	0.67
Other securities				27,632,212	0.37

				121,182,212

Connecticut: 0.61%
Other securities				46,067,050	0.61

Delaware: 0.18%
Other securities				13,135,510	0.18

District of Columbia: 1.10%
Other securities				82,751,619	1.10

Florida: 6.40%
Broward County FL School Board (Miscellaneous Revenue, AGM Insured, PNC Bank NA SPA) ±§	0.45	07/01/2031	40,000,000	40,000,000	0.53

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value	Percent of Net Assets

Florida (continued)
Citizens Property Insurance Corporation of Florida (Miscellaneous Revenue, AGM Insured) ±	1.83%	06/01/2014	$62,000,000	$62,608,220	0.84%
Florida State PFOTER 4638 (Miscellaneous Revenue, Dexia Credit Local LIQ) ±§ 144A	0.68	07/01/2036	43,580,000	43,580,000	0.58
Other securities				333,867,997	4.45

				480,056,217

Georgia: 2.03%
Georgia State Various Series G (GO) ±§	0.58	12/01/2026	106,305,000	106,212,515	1.42
Other securities				45,558,508	0.61

				151,771,023

Guam: 0.02%
Other securities				1,746,368	0.02

Illinois: 3.98%
Illinois Series B (GO, DEPFA Bank plc SPA) ±§	2.00	10/01/2033	179,220,000	179,220,000	2.39
Illinois (GO) (o)	0.68-5.00	03/01/2013-04/01/2014	15,605,000	16,076,707	0.21
Regional Transportation Authority IL Various Refunding Series B (Tax Revenue, GO of Authority Insured) ±§	0.65	06/01/2025	47,690,000	47,690,000	0.64
Other securities				55,470,912	0.74

				298,457,619

Indiana: 1.51%
Indiana Finance Authority Various Lease Appropriation A-2 (Miscellaneous Revenue) ±§	0.67	02/01/2035	62,100,000	62,099,379	0.83
Other securities				51,088,762	0.68

				113,188,141

Iowa: 0.18%
Other securities				13,243,221	0.18

Kentucky: 0.74%
Other securities				55,784,530	0.74

Louisiana: 3.81%
East Baton Rouge Parish LA Sewerage Commission Series A (Water & Sewer Revenue) ±§	0.97	02/01/2046	82,170,000	82,172,465	1.10
Louisiana Gas & Fuels Tax Second Lien Series A (Tax Revenue) ±§	0.93	05/01/2043	73,625,000	73,692,735	0.98
Louisiana Gas & Fuels Tax Second Lien Series A1 (Tax Revenue) ±§	0.93	05/01/2043	31,725,000	31,754,187	0.42
Other securities				98,169,869	1.31

				285,789,256

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Summary Portfolio of Investments—June 30, 2012

Security Name				Value	Percent of Net Assets

Maine: 0.12%
Other securities				$9,122,152	0.12%

Maryland: 0.66%
Other securities				49,460,000	0.66

Massachusetts: 2.80%
Other securities				209,677,071	2.80

Michigan: 1.75%
Other securities				131,244,648	1.75

Minnesota: 0.28%
Other securities				21,323,172	0.28

Mississippi: 0.17%
Other securities				12,645,816	0.17

Missouri: 0.37%
Other securities				28,045,474	0.37

Nebraska: 0.46%
Other securities				34,397,021	0.46

Nevada: 0.51%
Other securities				38,394,958	0.51

New Hampshire: 0.04%
Other securities				3,216,575	0.04

	Interest Rate	Maturity Date	Principal
New Jersey: 6.65%
New Jersey EDA (Various Revenue, Dexia Credit Local LOC, AMBAC Insured, Dexia Credit Local LIQ) (o)	0.55-5.00%	06/15/2013-12/01/2021	$18,925,000	19,280,923	0.26
New Jersey EDA Series E (Miscellaneous Revenue, State Appropriations Insured) ±§	1.88	02/01/2016	69,540,000	71,004,512	0.95
New Jersey State PFOTER 4709 (Miscellaneous Revenue, Dexia Credit Local LIQ) ±§ 144A	0.75	09/01/2029	41,600,000	41,600,000	0.56
New Jersey State Turnpike Authority Series C-1 (Transportation Revenue, AGM Insured, Westdeutsche Landesbank SPA) ±§	0.50	01/01/2024	141,800,000	141,800,000	1.89
New Jersey State Turnpike Authority Series D (Transportation Revenue, Societe Generale LOC, NATL-RE, FGIC Insured) ±§	0.70	01/01/2018	70,000,000	70,000,000	0.93
New Jersey TTFA PFOTER 109 (Transportation Revenue, FGIC Insured, Dexia Credit Local LIQ) ±§	0.91	12/15/2030	50,435,000	50,435,000	0.67
Other securities				103,954,898	1.39

				498,075,333

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	15

Security Name				Value	Percent of Net Assets

New Mexico: 0.07%
Other securities				$5,520,000	0.07%

	Interest Rate	Maturity Date	Principal
New York: 16.65%
Long Island NY Power Authority Series J (Utilities Revenue, AGM Insured, Dexia Credit Local SPA) ±§	0.35%	12/01/2029	$40,400,000	40,400,000	0.54
Long Island NY Power Authority (Utilities Revenue, AGM Insured, Dexia Credit Local SPA) (o)	0.37-0.55	12/01/2029	114,930,000	114,930,000	1.53
Metropolitan Transportation Authority New York Sub Series E-2 (Transportation Revenue, BNP Paribas LOC) ±§	0.32	11/01/2035	51,100,000	51,100,000	0.68
Metropolitan Transportation Authority New York Sub Series E-2 (Transportation Revenue, BNP Paribas LOC) ±§	0.34	11/01/2035	27,900,000	27,900,000	0.37
New York City NY Adjusted Fiscal 2008 Sub Series J-5 (GO, Dexia Credit Local SPA) ±§	0.34	08/01/2028	54,080,000	54,080,000	0.72
New York City NY (GO, KBC Bank NV SPA) ±§(o)	0.33-0.52	08/01/2013-08/01/2038	136,025,000	136,025,000	1.81
New York City NY Adjusted Subordinated Series H-1 (GO, Dexia Credit Local LOC) ±§	0.45	01/01/2036	47,990,000	47,990,000	0.64
New York City NY Fiscal 2008 Subordinated Series C-4 (GO, Assured Guaranty Insured) ±§(m)	0.40	10/01/2027	64,625,000	64,625,000	0.86
New York City NY Transitional Finance Authority NYC Recovery Series 3 (Tax Revenue, Dexia Credit Local SPA) ±§	0.50	11/01/2022	40,100,000	40,100,000	0.54
New York State Local Government Assistance Corporation Refinance Sub Lien-Series A-10V (Tax Revenue, AGM, GO of Corporation Insured) ±§(m)(a)(n)	0.24	04/01/2017	51,500,000	49,214,084	0.66
Suffolk County NY TAN (GO)	2.00	09/13/2012	50,000,000	50,062,500	0.67
Suffolk County NY TAN (GO) (o)	1.00-1.50	09/13/2012	15,800,000	15,813,838	0.21
Suffolk County NY TAN Series I (GO)	2.00	07/12/2012	115,000,000	115,031,050	1.53
Other securities				440,480,976	5.89

				1,247,752,448

North Carolina: 0.55%
Other securities				41,335,776	0.55

North Dakota: 0.07%
Other securities				5,266,446	0.07

Ohio: 2.28%
Ohio Air Quality Development Authority First Energy Series A (IDR) ±§	2.25	12/01/2023	58,100,000	58,530,521	0.78
Other securities				112,307,801	1.50

				170,838,322

Oklahoma: 0.11%
Other securities				8,160,000	0.11

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Summary Portfolio of Investments—June 30, 2012

Security Name				Value	Percent of Net Assets

Pennsylvania: 3.64%
Other securities				$273,011,908	3.64%

Puerto Rico: 2.05%
Other securities				153,670,037	2.05

Rhode Island: 0.42%
Other securities				31,255,349	0.42

	Interest Rate	Maturity Date	Principal
South Carolina: 0.88%
South Carolina Jobs EDA Improvement Palmetto Health (Health Revenue) ±§	0.93%	08/01/2039	$41,755,000	41,354,987	0.55
Other securities				24,293,282	0.33

				65,648,269

South Dakota: 0.01%
Other securities				410,924	0.01

Tennessee: 6.14%
Municipal Energy Acquisition Corporation Tennessee Gas Revenue PUTTER Series 1578 (Utilities Revenue) ±§	0.42	12/01/2016	155,000,000	155,000,000	2.07
Municipal Energy Acquisition Corporation Tennessee Gas Revenue PUTTER Series 1579 (Utilities Revenue, JPMorgan Chase & Company LOC) ±§	0.42	12/01/2016	30,000,000	30,000,000	0.40
Tennergy Corporation Tennessee PUTTER GAS Project Series 1258Q (Utilities Revenue, JPMorgan Chase & Company LIQ) ±§	0.34	05/01/2016	50,000,000	50,000,000	0.67
Tennessee Energy Acquisition Corporation (Utilities Revenue) (o)	5.00	09/01/2012-02/01/2017	101,675,000	106,323,120	1.41
Other securities				119,251,220	1.59

				460,574,340

Texas: 9.32%
Texas Municipal Gas Acquisition & Supply Corporation (Utilities Revenue) (o)	0.86-5.00	12/15/2014-12/15/2017	10,425,000	10,277,825	0.14
Texas Municipal Gas Acquisition & Supply Corporation II Series 2007-042-1993B (Utilities Revenue, BNP Paribas LIQ) ±§	0.58	09/15/2018	77,390,000	77,390,000	1.03
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series D (Utilities Revenue) §	5.63	12/15/2017	53,990,000	59,964,533	0.80
Texas Municipal Gas Acquisition & Supply Corporation Series A (Utilities Revenue) ±§	1.01	09/15/2017	44,950,000	43,836,589	0.58
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±§	0.65	09/15/2017	92,325,000	89,923,627	1.20
Other securities				417,016,799	5.57

				698,409,373

Virgin Islands: 0.25%
Other securities				19,027,509	0.25

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	17

Security Name				Value	Percent of Net Assets

Virginia: 0.49%
Other securities				$36,870,120	0.49%

Washington: 0.48%
Other securities				35,647,961	0.48

	Interest Rate	Maturity Date	Principal
West Virginia: 1.01%
Cabell County WV University Facilities (Education Revenue, Bank of America NA LOC) ±§	0.36%	07/01/2039	$44,950,000	44,950,000	0.60
Other securities				30,584,300	0.41

				75,534,300

Wisconsin: 1.67%
Wisconsin PFOTER 628 (Health Revenue, NATL-RE Insured, Bank of America NA LIQ) ±§ 144A	0.41	08/15/2023	77,600,000	77,600,000	1.04
Other securities				47,757,944	0.63

				125,357,944

Total Municipal Obligations (Cost $7,460,444,365)				7,486,951,084	99.89

	Yield		Shares
Short-Term Investments: 1.21%

Investment Companies: 1.21%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01		90,835,217	90,835,217	1.21

Total Short-Term Investments (Cost $90,835,217)				90,835,217	1.21

Total Investments in Securities
(Cost $7,551,279,582) *				7,577,786,301	101.10%
Other Assets and Liabilities, Net				(82,169,410)	(1.10)

Total Net Assets				$7,495,616,891	100.00%

±	Variable rate investment

§	These securities are subject to a demand feature which reduces the effective maturity.

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(o)	All or some of these obligations have credit enhancements or liquidity features that may, under certain circumstances, provide for repayment of principal and interest.

%%	Security issued on a when-issued basis

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities.

*	Cost for federal income tax purposes is $7,551,228,161 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$32,352,545
Gross unrealized depreciation	(5,794,405)

Net unrealized appreciation	$26,558,140

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Statement of Assets and Liabilities—June 30, 2012

Assets
Investments
In unaffiliated securities, at value (see cost below)	$7,486,951,084
In affiliated securities, at value (see cost below)	90,835,217

Total investments, at value (see cost below)	7,577,786,301
Cash	16,065,000
Receivable for investments sold	59,170,000
Receivable for Fund shares sold	63,745,797
Receivable for interest	27,840,413
Prepaid expenses and other assets	80,996

Total assets	7,744,688,507

Liabilities
Dividends payable	1,657,337
Payable for investments purchased	200,449,346
Payable for Fund shares redeemed	43,241,054
Advisory fee payable	1,355,874
Distribution fees payable	96,646
Due to other related parties	1,080,308
Accrued expenses and other liabilities	1,191,051

Total liabilities	249,071,616

Total net assets	$7,495,616,891

NET ASSETS CONSIST OF
Paid-in capital	$7,483,174,516
Overdistributed net investment income	(473,845)
Accumulated net realized losses on investments	(13,590,499)
Net unrealized gains on investments	26,506,719

Total net assets	$7,495,616,891

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$2,603,618,220
Shares outstanding – Class A	539,990,253
Net asset value per share – Class A	$4.82
Maximum offering price per share – Class A2	$4.92
Net assets – Class C	$148,465,128
Shares outstanding – Class C	30,774,295
Net asset value per share – Class C	$4.82
Net assets – Administrator Class	$597,107,835
Shares outstanding – Administrator Class	123,905,819
Net asset value per share – Administrator Class	$4.82
Net assets – Institutional Class	$3,158,674,087
Shares outstanding – Institutional Class	655,259,422
Net asset value per share – Institutional Class	$4.82
Net assets – Investor Class	$987,751,621
Shares outstanding – Investor Class	204,688,739
Net asset value per share – Investor Class	$4.83

Investments in unaffiliated securities, at cost	$7,460,444,365

Investments in affiliated securities, at cost	$90,835,217

Total investments, at cost	$7,551,279,582

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended June 30, 2012	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	19

Investment income
Interest	$115,318,442
Income from affiliated securities	34,044

Total investment income	115,352,486

Expenses
Advisory fee	20,297,112
Administration fees
Fund level	3,367,866
Class A	4,317,043
Class C	301,316
Administrator Class	370,566
Institutional Class	2,282,941
Investor Class	2,005,512
Shareholder servicing fees
Class A	6,745,380
Class C	470,806
Administrator Class	868,952
Investor Class	2,638,832
Distribution fees
Class C	1,412,418
Custody and accounting fees	290,778
Professional fees	36,248
Registration fees	194,102
Shareholder report expenses	288,186
Trustees’ fees and expenses	15,855
Other fees and expenses	246,853

Total expenses	46,150,766
Less: Fee waivers and/or expense reimbursements	(5,228,242)

Net expenses	40,922,524

Net investment income	74,429,962

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	7,632,494
Futures transactions	(2,535,455)

Net realized gains on investments	5,097,039

Net change in unrealized gains (losses) on:
Unaffiliated securities	135,994
Futures transactions	(48,480)

Net change in unrealized gains (losses) on investments	87,514

Net realized and unrealized gains (losses) on investments	5,184,553

Net increase in net assets resulting from operations	$79,614,515

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Statements of Changes in Net Assets

	Year Ended June 30, 2012		Year Ended June 30, 2011

Operations
Net investment income		$74,429,962		$93,459,122
Net realized gains on investments		5,097,039		13,033,150
Net change in unrealized gains (losses) on investments		87,514		(730,784)

Net increase in net assets resulting from operations		79,614,515		105,761,488

Distributions to shareholders from
Net investment income
Class A		(25,662,444)		(38,719,469)
Class C		(505,924)		(1,527,813)
Administrator Class		(3,511,380)		(1,769,588)[1]
Institutional Class		(35,045,938)		(35,363,397)
Investor Class		(9,759,236)		(16,077,458)

Total distributions to shareholders		(74,484,922)		(93,457,725)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	407,270,107	1,962,498,335	438,772,808	2,111,500,120
Class C	3,128,144	15,094,753	4,573,992	22,030,623
Administrator Class	120,256,357	579,336,874	78,131,956 [1]	375,538,284 [1]
Institutional Class	1,058,890,923	5,101,659,452	772,573,023	3,718,542,902
Investor Class	99,150,438	478,316,340	97,548,819	469,850,130

		8,136,905,754		6,697,462,059

Reinvestment of distributions
Class A	4,312,635	20,778,295	6,355,270	30,583,819
Class C	74,931	361,562	212,091	1,021,485
Administrator Class	643,312	3,098,619	304,717 [1]	1,465,213 [1]
Institutional Class	2,666,774	12,848,824	3,652,268	17,574,524
Investor Class	1,784,131	8,610,271	2,849,770	13,726,048

		45,697,571		64,371,089

Payment for shares redeemed
Class A	(430,187,343)	(2,072,962,001)	(607,442,942)	(2,923,025,349)
Class C	(17,285,870)	(83,422,003)	(39,967,134)	(192,531,300)
Administrator Class	(52,379,649)	(252,288,648)	(23,050,874)[1]	(110,768,845)[1]
Institutional Class	(909,307,984)	(4,381,381,361)	(660,128,794)	(3,176,940,612)
Investor Class	(117,743,740)	(568,162,328)	(196,432,683)	(945,973,871)

		(7,358,216,341)		(7,349,239,977)

Net increase (decrease) in net assets resulting from capital share transactions		824,386,984		(587,406,829)

Total increase (decrease) in net assets		829,516,577		(575,103,066)

Net assets
Beginning of period		6,666,100,314		7,241,203,380

End of period		$7,495,616,891		$6,666,100,314

Overdistributed net investment income		$(473,845)		$(418,885)

1.	Class commenced operations on July 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	21

(For a share outstanding throughout each period)

	Year Ended June 30,
Class A	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$4.82	$4.81	$4.78	$4.75	$4.76
Net investment income	0.05	0.06	0.07	0.20	0.20
Net realized and unrealized gains (losses) on investments	0.00	0.01	0.03	0.03	(0.01)

Total from investment operations	0.05	0.07	0.10	0.23	0.19
Distributions to shareholders from
Net investment income	(0.05)	(0.06)	(0.07)	(0.20)	(0.20)
Net asset value, end of period	$4.82	$4.82	$4.81	$4.78	$4.75
Total return[2]	0.96%	1.51%	2.17%	5.00%	4.10%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.76%	0.78%	0.84%	0.99%
Net expenses	0.67%	0.67%	0.67%	0.67%	0.70%
Net investment income	0.95%	1.28%	1.44%	3.77%	4.14%
Supplemental data
Portfolio turnover rate	111%	127%	120%	186%	191%
Net assets, end of period (000’s omitted)	$2,603,618	$2,691,449	$3,466,977	$2,227,869	$112,660

1.	Effective June 20, 2008, Advisor Class was renamed Class A.

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,
Class C	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$4.82	$4.81	$4.78	$4.76	$4.75
Net investment income	0.01	0.03	0.04	0.16	0.04
Net realized and unrealized gains (losses) on investments	0.00	0.01	0.03	0.02	0.01

Total from investment operations	0.01	0.04	0.07	0.18	0.05
Distributions to shareholders from
Net investment income	(0.01)	(0.03)	(0.04)	(0.16)	(0.04)
Net asset value, end of period	$4.82	$4.82	$4.81	$4.78	$4.76
Total return[2]	0.25%	0.76%	1.40%	3.95%	1.00%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.51%	1.53%	1.58%	1.63%
Net expenses	1.42%	1.42%	1.42%	1.42%	1.42%
Net investment income	0.23%	0.54%	0.70%	2.79%	2.93%
Supplemental data
Portfolio turnover rate	111%	127%	120%	186%	191%
Net assets, end of period (000’s omitted)	$148,465	$216,389	$385,331	$255,585	$2,276

1.	For the period from March 31, 2008 (commencement of class operations) to June 30, 2008.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	23

(For a share outstanding throughout each period)

	Year Ended June 30,
Administrator Class	2012	2011[1]
Net asset value, beginning of period	$4.82	$4.81
Net investment income	0.05	0.06
Net realized and unrealized gains (losses) on investments	0.00	0.01

Total from investment operations	0.05	0.07
Distributions to shareholders from
Net investment income	(0.05)	(0.06)
Net asset value, end of period	$4.82	$4.82
Total return[2]	1.03%	1.47%
Ratios to average net assets (annualized)
Gross expenses	0.68%	0.67%
Net expenses	0.60%	0.60%
Net investment income	0.95%	1.42%
Supplemental data
Portfolio turnover rate	111%	127%
Net assets, end of period (000’s omitted)	$597,108	$266,710

1.	For the period from July 30, 2010 (commencement of class operations) to June 30, 2011.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,
Institutional Class	2012	2011	2010	2009	2008
Net asset value, beginning of period	$4.82	$4.81	$4.78	$4.75	$4.76
Net investment income	0.06	0.08	0.09	0.22	0.22
Net realized and unrealized gains (losses) on investments	0.00	0.01	0.03	0.03	(0.01)

Total from investment operations	0.06	0.09	0.12	0.25	0.21
Distributions to shareholders from
Net investment income	(0.06)	(0.08)	(0.09)	(0.22)	(0.22)
Net asset value, end of period	$4.82	$4.82	$4.81	$4.78	$4.75
Total return	1.26%	1.82%	2.48%	5.32%	4.47%
Ratios to average net assets (annualized)
Gross expenses	0.43%	0.43%	0.43%	0.50%	0.61%
Net expenses	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income	1.23%	1.60%	1.67%	4.28%	4.57%
Supplemental data
Portfolio turnover rate	111%	127%	120%	186%	191%
Net assets, end of period (000’s omitted)	$3,158,674	$2,423,330	$1,860,538	$542,964	$95,113

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	25

(For a share outstanding throughout each period)

	Year Ended June 30,
Investor Class	2012	2011	2010	2009	2008
Net asset value, beginning of period	$4.82	$4.81	$4.78	$4.75	$4.76
Net investment income	0.04	0.06	0.07	0.20	0.20
Net realized and unrealized gains (losses) on investments	0.01	0.01	0.03	0.03	(0.01)

Total from investment operations	0.05	0.07	0.10	0.23	0.19
Distributions to shareholders from
Net investment income	(0.04)	(0.06)	(0.07)	(0.20)	(0.20)
Net asset value, end of period	$4.83	$4.82	$4.81	$4.78	$4.75
Total return	1.14%	1.48%	2.12%	4.96%	4.10%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.79%	0.82%	0.90%	1.16%
Net expenses	0.70%	0.70%	0.72%	0.72%	0.72%
Net investment income	0.92%	1.25%	1.44%	4.13%	4.20%
Supplemental data
Portfolio turnover rate	111%	127%	120%	186%	191%
Net assets, end of period (000’s omitted)	$987,752	$1,068,221	$1,528,358	$1,334,323	$746,639

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Ultra Short-Term Municipal Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities with original maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Notes to Financial Statements	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	27

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of June 30, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $13,641,920 with $11,536,901 expiring in 2014, $2,105,019 expiring in 2015.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All

28	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Notes to Financial Statements

shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follow:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal obligations	$0	$7,401,211,444	$85,739,640	$7,486,951,084
Short-term investments
Investment companies	90,835,217	0	0	90,835,217
	$90,835,217	$7,401,211,444	$85,739,640	$7,577,786,301

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For year ended June 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Municipal obligations
Balance as of June 30, 2011	$45,221,514
Accrued discounts (premiums)	503,778
Realized gains (losses)	89,139
Change in unrealized gains (losses)	1,344,584
Purchases	49,680,625
Sales	(11,100,000)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of June 30, 2012	$85,739,640
Change in unrealized gains (losses) relating to securities still held at June 30, 2012	$1,360,978

Notes to Financial Statements	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	29

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory Fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2012, the advisory fee was equivalent to an annual rate of 0.28% of the Fund’s average daily net assets.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.67% for Class A, 1.42% for Class C, 0.60% for Administrator Class, 0.37% for Institutional Class and 0.70% for Investor Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of its average daily net assets.

For the year ended June 30, 2012, Wells Fargo Funds Distributor, LLC received $31,970 from the sale of Class A shares and $20,963 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended June 30, 2012 were $9,284,688,585 and $7,662,940,956, respectively.

30	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Notes to Financial Statements

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2012, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help shorten the duration of the portfolio.

As of June 30, 2012, the Fund did not have any open futures contracts but had an average notional amount of $73,887,621 in short futures contracts during the year ended June 30, 2012.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended June 30, 2012, the Fund paid $16,372 in commitment fees.

For the year ended June 30, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $74,484,922 and $93,457,725 of tax-exempt income for the years ended June 30, 2012 and June 30, 2011, respectively.

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax Exempt Income	Unrealized Gains	Capital Loss Carryforward
$1,183,492	$26,558,140	$(13,641,920)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210 Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

Notes to Financial Statements	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	31

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

32	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the summary portfolio of investments of the Wells Fargo Advantage Ultra Short-Term Municipal Income Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Ultra Short-Term Municipal Income Fund as of June 30, 2012, the results of its operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 24, 2012

Other Information (Unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	33

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2012.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Other Information (Unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	35

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

36	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Ultra Short-Term Municipal Income Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and Wells Capital Management were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Wells Capital Management supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s

Other Information (Unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	37

benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was in range of the median performance of the Universe for the periods under review, except for the one-year period. The Board also noted that the performance of the Fund was in range of its benchmark, the Lipper Short Municipal Debt Funds Index, for the periods under review, except for the one-year period.

The Board noted that the Fund’s more recent performance results warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe. The Board received a report that noted differences in the characteristics of the funds included in the Universe compared to the Fund. In particular, the Board noted that funds in the Universe held securities with significantly longer average effective duration/maturity compared to the Fund’s holdings. The Board was satisfied that Funds Management was appropriately monitoring the Fund’s investment performance.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were in range of the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were in range of the median rates for the Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did

38	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Other Information (Unaudited)

not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	39

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

210658 08-12 A258/AR258 06-12

Wells Fargo Advantage Wisconsin Tax-Free Fund

Annual Report

June 30, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $207 billion in assets under management, as of June 30, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Wisconsin Tax-Free Fund	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Wisconsin Tax-Free Fund for the 12-month period that ended June 30, 2012. The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and a great amount of uncertainty regarding sovereign debt risk—both here and in Europe. In this environment, municipal bond markets experienced positive returns for the period as interest rates declined and investors clamored for yield opportunities. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade2 municipal bonds throughout the country, gained 9.90% for the period.

The economy grew, but the recovery has only been modest.

The U.S. is three years into a modest economic recovery, but several factors held back growth despite the Federal Reserve’s (Fed) accommodative monetary policy. In Europe, much uncertainty remained about the outcome of the eurozone debt crisis and whether policymakers will be able to resolve it without any countries defaulting or leaving the euro. In addition, Europe has again entered a recession. In Asia, China’s economy slowed. Here at home, the federal budget deficit and a potential “fiscal cliff”, which describes the possible effect of higher taxes resulting from the expiration of several tax cuts and the implementation of federal spending reduction measures have added uncertainty. Finally, U.S. homebuilding is only in the early stages of a recovery.

In an effort to further bolster the economy, especially the labor market, the Fed has indicated its commitment to maintaining a highly accommodative monetary policy. Based on public statements and its actions, the Fed appears to believe that economic conditions warrant an extremely low federal funds target rate—a short-term bank lending rate—which may remain near 0% through late 2014. The Fed also apparently plans to continue its “Operation Twist,” which involves buying U.S. Treasury securities with maturities greater than six years and selling U.S. Treasury securities with maturities less than three years, in an effort to keep longer-term interest rates low.

A demand for relative safe-haven securities led to ultra-low interest rates.

Interest rates as measured by 10-year U.S. Treasury yields declined 150 basis points (100 bps equals 1.00%) over the past year to nearly 1.5% at the end of June 2012, a modern-era record low. Not only has the Fed been successful in engineering low interest rates, but investors have rushed to buy U.S. Treasury securities as a relative safe-haven asset in the midst of uncertainty surrounding the European debt crisis. Even the downgrade of the U.S. Government’s credit

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	3

rating by Standard & Poor’s last August did not dampen enthusiasm for U.S. debt. Meanwhile, municipal bonds also benefited in each of the past four quarters as yields declined.

Municipal creditworthiness benefited from stronger economic growth.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations. As of the first quarter of 2012, the U.S. Census Bureau released figures showing that state and local municipalities have had 10 consecutive quarters of combined revenue growth. These revenues were driven by stronger general sales and individual income tax collections.

Difficult decisions have also been made by municipalities to restructure their balance sheets. While many states balanced their budgets by passing costs to local issuers, a number of local governments have made tough decisions to cut spending and balance their budgets despite the hard times. Looking to the future, 43 states have also taken steps over the past three years to shore up their long-term finances by enacting changes to their state retirement plans for their public employees and teachers.

While the overall credit strength of the municipal market is improving, several cities have filed for bankruptcy protection. Our credit research team has given us the capacity to closely monitor these situations and discerning the difference between municipal securities that are directly affected and those that are not. Additionally, while our municipal income funds are not immune from the effects of bankruptcy of municipal issuers, our shareholders should know that the bulk of our funds’ holdings are in revenue bonds, which have their own dedicated income sources.

Our message to our shareholders remains the same.

We believe a long-term investment strategy is the key to ensuring our shareholders reach their financial goals. Despite record-low interest rates, we see opportunity in sectors where yields remain generous relative to U.S. Treasury yields, such as A- and BBB-rated municipal bonds2. The capabilities of our credit research team and our relative-value approach to managing investments with a focus on duration3, yield curve4, sector, and issuer selection remain in place. Together with our investment expertise and your commitment to reaching your financial goals, we’ll go far.

The past three years of economic recovery have benefited municipalities by strengthening their financial situations.

3.	Duration is a measurement of the sensitivity of a bond’s price to changes in Treasury yields. A Fund’s duration is the weighted-average of duration of the bonds in the portfolio. Duration should be interpreted as the approximate change in a bond’s (or Fund’s) price for a 100 bps change in Treasury yields.

4.	A graphical representation of fixed income security yields (usually U.S. Treasuries) at their respective maturities, starting with the shortest time to maturity and sequentially plotting in a line chart to the longest maturity.

4	Wells Fargo Advantage Wisconsin Tax-Free Fund	Letter to Shareholders (Unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to Shareholders

Effective September 1, 2012, the Fund’s dollar-weighted average effective maturity, under normal circumstances, is expected to change from the current range of between 5 to 20 years to between 3 and 20 years.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

Performance Highlights (Unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	5

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income tax and Wisconsin individual income tax.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Lyle J. Fitterer, CFA, CPA

Thomas Stoeckmann

FUND INCEPTION

April 6, 2001

12 MONTH TOTAL RETURN (AS OF JUNE 30, 2012)
Class A (Excluding Sales Charges)	7.19%
Barclays Municipal Bond Index[1]	9.90%
Barclays Wisconsin Municipal Bond Index[2]	8.64%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. The Adviser has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 0.70% for Class A shares. The Fund’s gross and net expense ratios are 0.92% and 0.70%, respectively, for Class A shares, as stated in the most recent prospectus. Without these reductions, the Fund’s returns would have been lower.

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.	The Barclays Wisconsin Municipal Bond Index is the Wisconsin component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage Wisconsin Tax-Free Fund Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays Wisconsin Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6	Wells Fargo Advantage Wisconsin Tax-Free Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares (excluding sales charges) underperformed its benchmarks, the Barclays Municipal Bond Index and the Barclays Wisconsin Municipal Bond Index, for the 12-month period that ended June 30, 2012.

■

The Fund’s overweight in lower-quality investment-grade bonds, which outperformed, was not enough to offset its conservative interest-rate exposure, which restrained returns. Also, many of the best-performing parts of the Barclays Municipal Bond Index are unavailable for purchase because they are not exempt from Wisconsin income taxes.

■	Supply-and-demand technicals remained favorable throughout the entire period as investors returned to the marketplace and issuance of “new money” bonds remained muted.

■

While issuance of debt exempt from both state and federal taxes within the state was fairly muted, we were able to buy a few new issues and also purchased bonds in the secondary market. This allowed us to reduce our exposure to Puerto Rico and other territories and increase our Wisconsin exposure.

■

BBB-rated bonds were the best-performing bonds in the Barclays Municipal Bond Index. A slowly improving economy combined with investor demand for income created the backdrop for these relatively lower-quality investment-grade bonds to perform well. The Fund has maintained an overweight in these areas.

The U.S. economy grew slowly.

Economic activity accelerated modestly in late 2011 and early 2012 but appears to have slowed recently. In an effort to boost growth by keeping interest rates low, the Federal Reserve (Fed) continued its accommodative monetary policy. In addition, the Fed has engineered lower long-term yields relative to short-term yields with its “Operation Twist” policy of buying longer-dated Treasuries. The yield curve, however, remained historically steep. Meanwhile, investors concerned about the European sovereign debt situation bought Treasury securities as a relative safe-haven asset. As a result, U.S. Treasury yields fell to record lows.

Wisconsin state finances showed continued improvement.

Revenues in Wisconsin have trended ahead of plan for the first half of the 2012 fiscal year while expenditures have grown by a smaller amount than planned. Unemployment fell to 6.8% as of May 2012, which is below the national average. Additionally, the state’s fully funded pension, which has the best funding level in the nation, will provide officials additional management flexibility in the future, which we view positively. The current budget biennium calls for continued spending restraint with the possibility of increased user fees but not traditional tax increases. Combined, this has resulted in the state having its smallest structural deficit for any budget biennium in the past 20 years.

Municipal bond supply has increased in 2012 from 2011, but a large portion of Wisconsin’s supply has been from the state’s continued refunding of its bonds for present-value savings in today’s low-rate environment. The lack of supply among new money double-exempt bonds persists, providing technical strength to prices.

Performance Highlights (Unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	7

CREDIT QUALITY[4] (AS OF JUNE 30, 2012)

EFFECTIVE MATURITY DISTRIBUTION[5] (AS OF JUNE 30, 2012)

Our outlook calls for stable credit trends and higher interest rates.

Municipal credit has performed well and favored our overweight in BBB-rated municipals. Strong demand for lower-rated investment-grade bonds combined with a gradually improving economic environment has led to our continued bias for these bonds. At this time of uneven economic recovery, good security selection will be important going forward.

We held the Fund’s duration short relative to the benchmark in order to take a conservative approach to interest-rate risk despite accommodative Fed policy in the near term. Municipal and Treasury yields each hit modern-day lows for most maturities during the past year. While our duration has moved shorter, so has the duration of the index as bonds continue to be refunded or trade to their call dates.

We believe the Fund’s current positioning could lead to relative underperformance if municipal yields move lower from here, but we are willing to take that risk to manage downside risk if rates move higher. Should yields move higher, our positions in variable-rate securities would likely offer liquidity to capitalize on higher market yields.

Additionally, A- and BBB-rated municipals typically offer higher levels of income and the potential for credit spread compression when compared with higher-rated securities in such an environment.

4.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment-grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

5.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

8	Wells Fargo Advantage Wisconsin Tax-Free Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF JUNE 30, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (WWTFX)	03/31/2008	(1.86)	2.40	3.98	4.17	2.81	7.19	4.94	4.65	0.92%	0.70%
Class C (WWTCX)	12/26/2002	1.43	5.40	4.13	3.86	2.43	6.40	4.13	3.86	1.67%	1.45%
Investor Class (SWFRX)	04/06/2001					2.79	7.16	4.90	4.76	0.95%	0.73%
Barclays Municipal Bond Index						3.66	9.90	5.95	5.28
Barclays Wisconsin Municipal Bond Index						3.12	8.64	6.25	5.51

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to Wisconsin and Puerto Rico municipal securities risk, and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

6.	Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of the Investor Class no such adjustment is reflected). If these expenses had not been included, returns would be higher.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01-01-2012	Ending Account Value 06-30-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,028.09	$3.53	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.38	$3.52	0.70%
Class C
Actual	$1,000.00	$1,024.27	$7.30	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.27	1.45%
Investor Class
Actual	$1,000.00	$1,027.93	$3.68	0.73%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.23	$3.67	0.73%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage Wisconsin Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Municipal Obligations: 98.11%

California: 0.21%
New Haven CA Unified School District CAB (GO, Assured Guaranty Insured) ¤	0.00%	08/01/2034	$1,000,000	$319,140

Guam: 6.77%
Guam Government Business Privilege Series 2011A (Tax Revenue) §	5.25	01/01/2036	2,000,000	2,189,440
Guam Government Hotel Occupancy Series A (Tax Revenue) §	6.50	11/01/2040	1,500,000	1,714,335
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.00	07/01/2019	650,000	682,078
Guam International Airport Authority Series B (Airport Revenue, NATL-RE Insured) §	5.25	10/01/2016	1,600,000	1,651,168
Guam International Airport Authority Series C (Airport Revenue, NATL-RE Insured) §	5.38	10/01/2017	500,000	514,830
Guam Limited Obligation Section 30 Series A (Miscellaneous Revenue)	5.00	12/01/2013	500,000	517,575
Guam Limited Obligation Section 30 Series A (Miscellaneous Revenue)	5.50	12/01/2019	1,000,000	1,122,830
Guam Power Authority Series A (Utilities Revenue, AMBAC Insured) §	5.00	10/01/2018	1,000,000	1,000,220
Guam Power Authority Series A (Utilities Revenue, AMBAC Insured) §	5.25	10/01/2012	1,000,000	1,000,630
Guam Power Authority Series A (Utilities Revenue, AMBAC Insured) §	5.25	10/01/2013	5,000	5,002

				10,398,108

Puerto Rico: 32.34%
Puerto Rico HFA Unrefunded Balance Capital Funding Program (Housing Revenue, Housing & Urban Development Loan Insured) §	5.00	12/01/2015	500,000	527,155
Puerto Rico HFA Unrefunded Balance Capital Funding Program (Housing Revenue, Housing & Urban Development Loan Insured) §	5.00	12/01/2019	335,000	351,857
Puerto Rico HFA Unrefunded Balance Capital Funding Program (Housing Revenue, Housing & Urban Development Loan Insured) §	5.00	12/01/2020	260,000	272,329
Children’s Trust Fund Puerto Rico Tobacco Settlement Asset-Backed Series 2002 (Tobacco Revenue) §	4.25	05/15/2014	500,000	501,065
Puerto Rico Aqueduct & Sewer Authority (Water & Sewer Revenue, NATL-RE, IBC Insured, Commonwealth Guaranty Insured)	6.25	07/01/2012	25,000	25,009
Puerto Rico Commonwealth Highway & Transportation Authority Refunding Series L (Transportation Revenue, AGC Insured)	5.25	07/01/2019	1,000,000	1,133,440
Puerto Rico Commonwealth Highway & Transportation Authority Series 007 (Transportation Revenue, Dexia Credit Local LOC & LIQ, FSA Insured) §±	0.87	01/01/2028	4,230,000	4,230,000
Puerto Rico Commonwealth Highway & Transportation Authority Series 008 (Transportation Revenue, Dexia Credit Local LOC, FSA Insured) §±	0.87	07/01/2030	800,000	800,000
Puerto Rico Commonwealth Highway & Transportation Authority Series A (Tax Revenue, AMBAC Insured)	5.50	07/01/2013	165,000	172,257
Puerto Rico Commonwealth Highway & Transportation Authority Series W (Tax Revenue, AGM-CR Insured) §	5.50	07/01/2013	85,000	86,870
Puerto Rico Commonwealth Highway & Transportation Authority Series W (Tax Revenue, NATL-RE, IBC Insured) §	5.50	07/01/2013	440,000	449,680
Puerto Rico Commonwealth Infrastructure Financing Authority Series C (Tax Revenue, AMBAC Insured)	5.50	07/01/2012	2,500,000	2,500,550
Puerto Rico Commonwealth Public Imports Series A (GO, AGM Insured) §	5.00	07/01/2015	1,750,000	1,863,435
Puerto Rico Commonwealth Public Improvement (GO, AGM Insured)	5.25	07/01/2020	100,000	113,095
Puerto Rico Commonwealth Refunding (GO, FGIC Insured)	5.50	07/01/2013	350,000	365,393
Puerto Rico Commonwealth Refunding Public Improvement Series A (GO, NATL-RE Insured)	5.50	07/01/2016	200,000	223,340
Puerto Rico Commonwealth Refunding Public Improvement Series A (GO, Assured Guaranty Insured)	5.50	07/01/2018	1,000,000	1,148,950
Puerto Rico Electric Power Authority MSTR Series SGC-57 Class A (Utilities Revenue, Societe Generale LOC & LIQ, FSA Insured) §±	0.40	07/01/2029	5,000,000	5,000,000

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Wisconsin Tax-Free Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority Series JJ (Utilities Revenue, XLCA Insured)	5.25%	07/01/2012	$900,000	$900,225
Puerto Rico Electric Power Authority Series OO (Utilities Revenue, AGC Insured)	5.00	07/01/2013	650,000	676,754
Puerto Rico Electric Power Authority Series UU (Utilities Revenue, AGM Insured) §±	0.83	07/01/2029	2,500,000	1,771,650
Puerto Rico Electric Power Authority Series WW (Utilities Revenue) §	5.25	07/01/2033	500,000	515,825
Puerto Rico HFA AMT Subordinated Capital Fund Modernization (Housing Revenue)	5.00	12/01/2012	250,000	254,633
Puerto Rico HFA Sub-Capital Fund Modernization (Housing Revenue) §	5.13	12/01/2027	4,120,000	4,490,100
Puerto Rico HFA Sub-Capital Fund Modernization (Housing Revenue)	5.50	12/01/2018	500,000	577,630
Puerto Rico HFA Unrefunded Balance Capital Funding Program (Housing Revenue, Housing & Urban Development Loan Insured) §	5.00	12/01/2014	265,000	280,150
Puerto Rico Highway & Transportation Authority Prerefunded Series W (Tax Revenue, NATL-RE, IBC Insured) §	5.50	07/01/2015	1,340,000	1,496,030
Puerto Rico Highway & Transportation Authority Unrefunded Series W (Tax Revenue, NATL-RE, IBC Insured) §	5.50	07/01/2015	525,000	571,263
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Ana G. Mendez University System Project (Education Revenue) §±	0.55	10/01/2021	2,200,000	2,199,934
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Guaynabo Municipal Government Center Series A (IDR) §	5.63	07/01/2022	750,000	751,560
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Hospital De La Concepcion Series A (Health Revenue) §	6.50	11/15/2020	25,000	25,105
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority University Plaza Project Series A (Education Revenue, NATL-RE Insured) §	5.63	07/01/2013	600,000	610,854
Puerto Rico Municipal Finance Agency Series B (GO, CIFC Insured)	5.25	07/01/2017	105,000	116,167
Puerto Rico Public Buildings Authority Government Facilities Prerefunded Series D (Miscellaneous Revenue, Commonwealth Guaranty Insured) §	5.13	07/01/2024	30,000	30,008
Puerto Rico Public Buildings Authority Government Facilities Unrefunded Balance Series D (Miscellaneous Revenue, Commonwealth Guaranty Insured) §	5.13	07/01/2024	5,000	5,002
Puerto Rico Public Buildings Authority Prerefunded CAB Series D Step Bond (Miscellaneous Revenue, AMBAC Insured) §	0.00	07/01/2030	1,555,000	1,825,041
Puerto Rico Public Finance Corporation Commonwealth Appropriation Series A (Miscellaneous Revenue, AMBAC Insured) §	5.13	06/01/2024	3,265,000	3,977,750
Puerto Rico Public Improvement Series A (GO, NATL-RE Insured)	6.25	07/01/2013	1,200,000	1,261,752
Puerto Rico Sales Tax Financing Corporation First Subseries A (Tax Revenue)	4.63	08/01/2019	200,000	227,072
Puerto Rico Sales Tax Financing Corporation First Subseries A (Tax Revenue) §	6.38	08/01/2039	2,000,000	2,321,380
Puerto Rico Sales Tax Financing Corporation Series 3036 (Tax Revenue, Morgan Stanley Bank LIQ) §±	0.33	08/01/2057	3,500,000	3,500,000
University of Puerto Rico Series P (Education Revenue) §	5.00	06/01/2017	960,000	1,023,523
University of Puerto Rico Series Q (Education Revenue)	5.00	06/01/2016	500,000	536,730

				49,710,563

Virgin Islands: 6.59%
Virgin Islands PFA (Miscellaneous Revenue, AGM Insured)	5.00	10/01/2014	590,000	640,421
Virgin Islands PFA (Tax Revenue, NATL-RE, FGIC Insured)	5.00	10/01/2014	400,000	426,096
Virgin Islands PFA (Tax Revenue, NATL-RE, FGIC Insured)	5.00	10/01/2016	250,000	275,870
Virgin Islands PFA Escrowed to Maturity Series A (Miscellaneous Revenue) §	7.30	10/01/2018	10,000	12,176
Virgin Islands PFA Gross Tax Receipts (Tax Revenue, NATL-RE, FGIC Insured)	5.00	10/01/2012	250,000	252,183

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Wisconsin Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Virgin Islands (continued)
Virgin Islands PFA Matching Fund Loan Notes Diageo Series A (Miscellaneous Revenue) §	6.75%	10/01/2037	$1,850,000	$2,163,446
Virgin Islands PFA Senior Lien Capital Projects Series A-1 (Tobacco Revenue)	3.00	10/01/2013	500,000	507,325
Virgin Islands PFA Senior Lien Series A (Water & Sewer Revenue) §	5.25	10/01/2019	2,700,000	2,873,988
Virgin Islands PFA Sub-Matching Fund Loan Notes Series A (Miscellaneous Revenue) §	6.00	10/01/2039	1,000,000	1,084,810
Virgin Islands Tobacco Settlement Financing Corporation Asset Backed Bonds (Tobacco Revenue) §±	4.95	05/15/2014	750,000	752,033
Virgin Islands Water & Power Authority Series A (Utilities Revenue)	5.00	07/01/2018	1,000,000	1,134,730

				10,123,078

West Virginia: 0.27%
Kanawha Mercer Nicholas Counties WV SFHR Prerefunded (Housing Revenue) ¤	0.00	02/01/2015	470,000	419,066

Wisconsin: 51.93%
Appleton WI RDA Fox Cities Performing Arts Center Project Series 2012 (Tax Revenue)	0.80	09/01/2013	370,000	370,185
Appleton WI RDA Fox Cities Performing Arts Center Project Series 2012 (Tax Revenue)	1.20	09/01/2014	370,000	369,967
Appleton WI RDA Fox Cities Performing Arts Center Project Series 2012 (Tax Revenue)	1.50	09/01/2015	400,000	399,380
Appleton WI RDA Fox Cities Performing Arts Center Project Series S (Tax Revenue)	1.75	09/01/2016	415,000	415,046
Beloit WI CDA Series A (Lease Revenue)	0.80	06/01/2013	50,000	49,825
Beloit WI CDA Series A (Lease Revenue)	1.00	06/01/2014	100,000	99,438
Beloit WI CDA Series A (Lease Revenue)	1.25	06/01/2015	100,000	99,566
Brown County WI Housing Authority University Village Housing Incorporated Project Series B (Education Revenue) §	4.50	04/01/2014	100,000	100,230
Cudahy WI CDA Redevelopment Refunding Series B (Miscellaneous Revenue) §	4.55	06/01/2019	1,540,000	1,569,383
Delafield WI CDA St. Johns Northwestern Military (Education Revenue, Town Bank LOC) §	4.60	06/01/2030	660,000	736,474
Delafield WI CDA St. Johns Northwestern Military (Education Revenue, Town Bank LOC) §	4.70	06/01/2034	500,000	557,595
Genesee WI CDA Ten Chimneys Foundation Incorporated Project (Miscellaneous Revenue, Associated Bank NA LOC) §±	0.18	10/01/2036	1,920,000	1,920,000
Glendale WI CDA Bayshore Public Parking Series A (Transportation Revenue) §	4.75	10/01/2020	100,000	105,753
Glendale WI CDA Series 2011A (Miscellaneous Revenue)	3.50	10/01/2017	1,635,000	1,781,905
Glendale WI CDA Series 2011A (Miscellaneous Revenue)	3.50	10/01/2018	1,700,000	1,852,337
Glendale WI CDA Series 2012 (Lease Revenue) %%	1.20	09/01/2015	1,235,000	1,235,766
Glendale WI CDA Series 2011B (Lease Revenue)	1.00	09/01/2012	75,000	75,054
Green Bay WI Housing Authority University Student Village Housing (Education Revenue)	3.50	04/01/2013	225,000	228,407
Green Bay WI Housing Authority University Student Village Housing (Education Revenue) §##	5.00	04/01/2016	1,445,000	1,563,042
Green Bay WI Housing Authority University Student Village Housing Series 2009 (Education Revenue) §	4.38	04/01/2022	100,000	110,169
Green Bay WI Housing Authority University Student Village Housing Series 2009 (Education Revenue) §	5.00	04/01/2030	1,235,000	1,360,217
Green Bay WI RDA Bellin Memorial Hospital (Health Revenue) §	5.50	12/01/2023	250,000	277,830
Green Bay WI RDA Bellin Memorial Hospital (Health Revenue) §	6.15	12/01/2032	265,000	301,477
Green Bay WI RDA Pine Street Parking Ramp Project (Miscellaneous Revenue)	2.10	04/01/2014	320,000	328,586

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Wisconsin Tax-Free Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

Wisconsin (continued)
Green Bay WI RDA Pine Street Parking Ramp Project (Miscellaneous Revenue)	2.50%	04/01/2015	$125,000	$131,018
Green Bay WI RDA Pine Street Parking Ramp Project (Miscellaneous Revenue)	2.70	04/01/2016	405,000	432,090
Greenfield WI CDA Layton Terrace Project (Housing Revenue) §±	4.75	09/01/2033	500,000	500,560
Little Chute WI CDA (Miscellaneous Revenue) §	4.25	03/01/2017	200,000	207,708
Little Chute WI CDA (Miscellaneous Revenue) §	4.35	03/01/2018	200,000	207,422
Madison WI CDA Wisconsin Alumni Research Foundation (Education Revenue) §	5.00	10/01/2039	5,000,000	5,588,700
Milwaukee WI Housing Authority Veterans Housing Project (Housing Revenue, FNMA Insured) §	5.10	07/01/2022	1,000,000	1,021,960
Milwaukee WI RDA Historic Third Ward Package (Transportation Revenue, Northern Trust Company LOC) §±	0.18	09/01/2028	2,655,000	2,655,000
Milwaukee WI RDA Milwaukee School Engineering Project Series B (Education Revenue, BMO Harris Bank NA LOC) §	5.05	07/01/2019	470,000	474,888
Milwaukee WI RDA Milwaukee School Engineering Project Series B (Education Revenue, BMO Harris Bank NA LOC) §	5.15	07/01/2020	470,000	474,893
Milwaukee WI RDA Milwaukee School Engineering Project Series B (Education Revenue, BMO Harris Bank NA LOC) §	5.20	07/01/2021	470,000	474,893
Milwaukee WI RDA Milwaukee School Engineering Project Series B (Education Revenue, BMO Harris Bank NA LOC) §	5.30	07/01/2022	470,000	474,897
Milwaukee WI RDA Milwaukee School Engineering Project Series B (Education Revenue, BMO Harris Bank NA LOC) §	5.35	07/01/2023	400,000	404,168
Milwaukee WI RDA Public Neighborhood Schools Series A (Education Revenue, AMBAC Insured)	4.20	08/01/2012	100,000	100,336
Milwaukee WI RDA Public Neighborhood Schools Series A (Education Revenue, AMBAC Insured) §	4.45	08/01/2014	50,000	50,158
Milwaukee WI RDA Public Schools (Miscellaneous Revenue, AMBAC Moral Obligation Insured) §	3.80	08/01/2014	50,000	51,578
Milwaukee WI RDA Public Schools (Education Revenue, AMBAC Moral Obligation Insured) §	4.25	08/01/2019	550,000	563,822
Milwaukee WI RDA School of Engineering Project (Education Revenue, AGM Insured)	0.70	04/01/2013	525,000	525,158
Milwaukee WI RDA School of Engineering Project (Education Revenue, AGM Insured)	1.00	04/01/2014	535,000	535,353
Milwaukee WI RDA School of Engineering Project (Education Revenue, AGM Insured) §	4.10	04/01/2032	2,000,000	1,999,900
Milwaukee WI RDA Science Education Consortium Project Series A (Miscellaneous Revenue) §	5.13	08/01/2015	475,000	475,214
Milwaukee WI RDA Science Education Consortium Project Series A (Miscellaneous Revenue) §	5.63	08/01/2025	300,000	299,994
Milwaukee WI RDA Science Education Consortium Project Series A (Miscellaneous Revenue) §	5.75	08/01/2035	1,000,000	988,610
Milwaukee WI RDA Summer Festival Project (Miscellaneous Revenue, Moral Obligation Insured) §	4.60	08/01/2024	870,000	969,145
Milwaukee WI RDA Summer Festival Project (Miscellaneous Revenue, Moral Obligation Insured) §	5.00	08/01/2030	3,000,000	3,342,000
Milwaukee WI RDA YMCA of Metropolitan Milwaukee Project Series 2010 (Miscellaneous Revenue, BMO Harris Bank NA LOC) §±	0.18	05/01/2028	990,000	990,000
Monroe WI RDA Monroe Clinic Incorporated (Health Revenue) §	5.50	02/15/2029	1,000,000	1,088,220
Monroe WI RDA Monroe Clinic Incorporated (Health Revenue) §	5.88	02/15/2039	1,500,000	1,665,930
Neenah WI CDA Series A (Miscellaneous Revenue) §	4.13	12/01/2018	300,000	318,513
Neenah WI CDA Series A (Miscellaneous Revenue) §	5.13	12/01/2023	1,000,000	1,058,810

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Wisconsin Tax-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Wisconsin (continued)
Southeast Wisconsin Professional Baseball Park District Junior Lien Series B (Tax Revenue, NATL-RE Insured) §	5.50%	12/15/2015	$1,545,000	$1,566,429
Southeast Wisconsin Professional Baseball Park District Junior Lien Series B (Tax Revenue, NATL-RE Insured) §	5.50	12/15/2017	1,300,000	1,317,953
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, NATL-RE Insured) §	5.00	12/15/2017	100,000	101,340
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, NATL-RE Insured)	5.50	12/15/2015	160,000	183,573
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, NATL-RE Insured)	5.50	12/15/2017	1,765,000	2,123,171
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, NATL-RE Insured)	5.50	12/15/2018	380,000	476,615
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, NATL-RE Insured)	5.50	12/15/2021	240,000	310,759
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, NATL-RE Insured)	5.50	12/15/2023	1,600,000	1,979,184
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, NATL-RE Insured) §	5.50	12/15/2026	2,205,000	2,685,492
St. Croix Falls WI CDA (Miscellaneous Revenue) §	4.85	12/01/2014	90,000	91,726
Sturgeon Bay WI Waterfront RDA (Miscellaneous Revenue) §	4.35	10/01/2018	150,000	160,881
Sturgeon Bay WI Waterfront RDA Refunded Series A (Miscellaneous Revenue) §	4.50	10/01/2021	175,000	184,391
Sun Prairie WI CDA Tax Incremental # 6 & 7 (Miscellaneous Revenue) §	3.80	02/01/2018	300,000	324,465
Sun Prairie WI CDA Tax Incremental # 6 & 7 (Miscellaneous Revenue) §	4.00	02/01/2019	220,000	236,832
Sun Prairie WI CDA Tax Incremental # 6 & 7 (Miscellaneous Revenue) §	4.50	02/01/2022	250,000	269,193
Verona WI CDA (IDR) §	4.30	02/01/2015	100,000	103,963
Verona WI CDA (Miscellaneous Revenue) §	5.38	12/01/2022	830,000	837,885
Warrens WI CDA (Tax Revenue) §	3.70	10/01/2014	300,000	240,240
Warrens WI CDA (Miscellaneous Revenue) §	5.00	11/01/2016	70,000	52,287
Warrens WI CDA (Miscellaneous Revenue) §	5.10	11/01/2020	70,000	44,382
Waukesha County WI Housing Authority The Arboretum Project (Housing Revenue) §±	5.00	12/01/2027	340,000	347,660
Waukesha WI Housing Authority Steeple View Incorporated Project (Housing Revenue, Associated Bank NA LOC) §±	0.18	12/01/2034	100,000	100,000
Waukesha WI RDA Welldall Manufacturing Incorporated Project (IDR, Harris NA LOC)	2.30	12/01/2016	135,000	141,911
Waukesha WI RDA Welldall Manufacturing Incorporated Project (IDR, Harris NA LOC)	2.65	12/01/2017	335,000	357,589
Waukesha WI RDA Welldall Manufacturing Incorporated Project (IDR, Harris NA LOC) §	4.00	12/01/2023	150,000	162,078
Waukesha WI RDA Welldall Manufacturing Incorporated Project (IDR, Harris NA LOC) §	4.20	12/01/2024	150,000	162,285
Waukesha WI RDA Welldall Manufacturing Incorporated Project (IDR, Harris NA LOC) §	4.25	12/01/2025	250,000	267,948
Weston WI CDA Series A (Miscellaneous Revenue) §	5.25	10/01/2020	720,000	769,140
Whitewater WI CDA Housing Preservation (Housing Revenue, BMO Harris Bank NA LOC) §±	0.19	06/01/2042	200,000	200,000
Wisconsin Center District CAB (Tax Revenue, AGM Insured) ¤	0.00	12/15/2030	1,415,000	674,983
Wisconsin Center District Junior Dedicated (Tax Revenue, AGM Moral Obligation Insured)	5.25	12/15/2015	280,000	313,611
Wisconsin Center District Junior Dedicated (Tax Revenue, AGM Moral Obligation Insured)	5.25	12/15/2016	385,000	440,694

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Wisconsin Tax-Free Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value

Wisconsin (continued)
Wisconsin Center District Junior Dedicated (Tax Revenue, AGM Moral Obligation Insured)	5.25%	12/15/2018	$50,000	$58,530
Wisconsin Center District Junior Dedicated (Tax Revenue, AGM Moral Obligation Insured)	5.25	12/15/2019	2,000,000	2,362,520
Wisconsin Center District Junior Dedicated (Tax Revenue, AGM Moral Obligation Insured) §	5.25	12/15/2023	1,620,000	1,943,060
Wisconsin Center District Junior Dedicated (Tax Revenue, AGM Moral Obligation Insured) §	5.25	12/15/2027	230,000	276,009
Wisconsin HFA (Housing Revenue, FHA Mortgages Insured) §	6.10	06/01/2021	100,000	118,135
Wisconsin Housing & EDA AMT Series A (Housing Revenue, GO of Authority Insured) §	4.63	11/01/2037	25,000	25,248
Wisconsin Housing & EDA AMT Series A (Housing Revenue, GO of Authority Insured) §	4.70	05/01/2047	290,000	292,343
Wisconsin Housing & EDA AMT Series A (Housing Revenue, GO of Authority Insured) §	4.75	05/01/2037	305,000	306,604
Wisconsin Housing & EDA MFHR Series A (IDR) §±	4.25	12/01/2035	1,960,000	2,132,656
Wisconsin Housing & EDA Series A (Housing Revenue, GO of Authority Insured) §	5.75	11/01/2043	3,485,000	3,781,817
Wisconsin Housing & EDA Series B (Housing Revenue, FNMA LOC, GO of Authority Insured) §±	0.18	10/01/2036	145,000	145,000
Wisconsin Housing & EDA Series C (Housing Revenue, PNC Bank NA LOC) §±	0.17	11/01/2044	4,000,000	4,000,000
Wisconsin Housing & EDA Series C (Housing Revenue, GO of Authority Insured, Bank of America NA SPA) §±	0.30	05/01/2037	100,000	100,000
Wisconsin Housing & EDA Series E (Housing Revenue, GO of Authority Insured) §	4.90	11/01/2035	2,015,000	2,066,034
Wisconsin Housing & EDA Series F (Housing Revenue, GO of Authority Insured, JPMorgan Chase Bank LIQ) §±	0.28	11/01/2032	1,000,000	1,000,000

				79,815,186

Total Municipal Obligations (Cost $142,941,671)				150,785,141

Total Investments in Securities
(Cost $142,941,671) *	98.11%	150,785,141
Other Assets and Liabilities, Net	1.89	2,900,692

Total Net Assets	100.00%	$153,685,833

¤	Security issued in zero coupon form with no periodic interest payments.

§	These securities are subject to a demand feature which reduces the effective maturity.

±	Variable rate investment

##	All or portion of this security has been segregated for when issued securities.

%%	Security issued on a when-issued basis.

*	Cost for federal income tax purposes is $142,937,811 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$8,062,395
Gross unrealized depreciation	(215,065)

Net unrealized appreciation	$7,847,330

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Wisconsin Tax-Free Fund	Statement of Assets and Liabilities—June 30, 2012

Assets
Investments in unaffiliated securities, at value (see cost below)	$150,785,141
Cash	1,982,613
Receivable for investments sold	805,007
Receivable for Fund shares sold	165,592
Receivable for interest	1,440,217
Prepaid expenses and other assets	16,091

Total assets	155,194,661

Liabilities
Dividends payable	48,271
Payable for investments purchased	1,235,000
Payable for Fund shares redeemed	105,610
Advisory fee payable	7,315
Distribution fees payable	7,171
Due to other related parties	30,241
Accrued expenses and other liabilities	75,220

Total liabilities	1,508,828

Total net assets	$153,685,833

NET ASSETS CONSIST OF
Paid-in capital	$145,921,475
Overdistributed net investment income	(10,731)
Accumulated net realized losses on investments	(68,381)
Net unrealized gains on investments	7,843,470

Total net assets	$153,685,833

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$20,843,599
Shares outstanding – Class A	1,879,645
Net asset value per share – Class A	$11.09
Maximum offering price per share – Class A2	$11.61
Net assets – Class C	$11,393,220
Shares outstanding – Class C	1,027,415
Net asset value per share – Class C	$11.09
Net assets – Investor Class	$121,449,014
Shares outstanding – Investor Class	10,951,456
Net asset value per share – Investor Class	$11.09

Investments in unaffiliated securities, at cost	$142,941,671

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended June 30, 2012	Wells Fargo Advantage Wisconsin Tax-Free Fund	17

Investment income
Interest	$5,192,725

Expenses
Advisory fee	482,316
Administration fees
Fund level	68,902
Class A	25,581
Class C	17,073
Investor Class	211,176
Shareholder servicing fees
Class A	39,758
Class C	26,677
Investor Class	276,280
Distribution fees
Class C	80,030
Custody and accounting fees	7,817
Professional fees	51,199
Registration fees	40,065
Shareholder report expenses	37,106
Trustees’ fees and expenses	15,372
Other fees and expenses	4,654

Total expenses	1,384,006
Less: Fee waivers and/or expense reimbursements	(306,001)

Net expenses	1,078,005

Net investment income	4,114,720

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	144,564
Futures transactions	(217,012)

Net realized losses on investments	(72,448)

Net change in unrealized gains (losses) on investments	5,176,504

Net realized and unrealized gains (losses) on investments	5,104,056

Net increase in net assets resulting from operations	$9,218,776

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Wisconsin Tax-Free Fund	Statements of Changes in Net Assets

	Year Ended June 30, 2012		Year Ended June 30, 2011

Operations
Net investment income		$4,114,720		$4,108,998
Net realized gains (losses) on investments		(72,448)		773,240
Net change in unrealized gains (losses) on investments		5,176,504		(749,579)

Net increase in net assets resulting from operations		9,218,776		4,132,659

Distributions to shareholders from
Net investment income
Class A		(488,831)		(355,936)
Class C		(247,514)		(273,823)
Investor Class		(3,378,359)		(3,479,134)
Net realized gains
Class A		(16,477)		0
Class C		(10,878)		0
Investor Class		(113,156)		0

Total distributions to shareholders		(4,255,215)		(4,108,893)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,119,405	12,264,691	645,536	6,873,605
Class C	238,124	2,602,720	186,332	1,990,635
Investor Class	2,351,006	25,792,948	1,893,567	20,173,576

		40,660,359		29,037,816

Reinvestment of distributions
Class A	38,455	421,282	26,943	286,133
Class C	21,296	233,063	21,531	228,832
Investor Class	271,742	2,975,199	272,097	2,893,588

		3,629,544		3,408,553

Payment for shares redeemed
Class A	(358,469)	(3,926,457)	(298,470)	(3,146,838)
Class C	(126,216)	(1,384,753)	(342,957)	(3,619,570)
Investor Class	(1,107,731)	(12,152,552)	(2,884,626)	(30,646,595)

		(17,463,762)		(37,413,003)

Net increase (decrease) in net assets resulting from capital share transactions		26,826,141		(4,966,634)

Total increase (decrease) in net assets		31,789,702		(4,942,868)

Net assets
Beginning of period		121,896,131		126,838,999

End of period		$153,685,833		$121,896,131

Overdistributed net investment income		$(10,731)		$(10,747)

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Wisconsin Tax-Free Fund	19

(For a share outstanding throughout each period)

	Year Ended June 30,
Class A	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$10.68	$10.67	$10.43	$10.37	$10.44
Net investment income	0.34	0.36	0.32	0.38	0.09
Net realized and unrealized gains (losses) on investments	0.42	0.01	0.35	0.06	(0.07)

Total from investment operations	0.76	0.37	0.67	0.44	0.02
Distributions to shareholders from
Net investment income	(0.34)	(0.36)	(0.32)	(0.38)	(0.09)
Net realized gains	(0.01)	0.00	(0.11)	0.00	0.00

Total distributions to shareholders	(0.35)	(0.36)	(0.43)	(0.38)	(0.09)
Net asset value, end of period	$11.09	$10.68	$10.67	$10.43	$10.37
Total return[2]	7.19%	3.52%	6.52%	4.38%	0.21%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.92%	0.93%	0.97%	0.99%
Net expenses	0.70%	0.70%	0.70%	0.68%	0.70%
Net investment income	3.06%	3.43%	3.00%	3.71%	3.34%
Supplemental data
Portfolio turnover rate	14%	60%	48%	126%	102%
Net assets, end of period (000’s omitted)	$20,844	$11,540	$7,535	$5,110	$331

1.	For the period from March 31, 2008 (commencement of operations) to June 30, 2008.

2.	Total return calculations do not include any sales charges. Returns for periods less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Wisconsin Tax-Free Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,
Class C	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.68	$10.67	$10.43	$10.37	$10.44
Net investment income	0.26	0.27	0.23	0.30	0.30
Net realized and unrealized gains (losses) on investments	0.42	0.01	0.35	0.06	(0.05)

Total from investment operations	0.68	0.28	0.58	0.36	0.25
Distributions to shareholders from
Net investment income	(0.26)	(0.27)	(0.23)	(0.30)	(0.30)
Net realized gains	(0.01)	0.00	(0.11)	0.00	(0.02)

Total distributions to shareholders	(0.27)	(0.27)	(0.34)	(0.30)	(0.32)
Net asset value, end of period	$11.09	$10.68	$10.67	$10.43	$10.37
Total return[1]	6.40%	2.71%	5.67%	3.54%	2.40%
Ratios to average net assets (annualized)
Gross expenses	1.67%	1.67%	1.68%	1.73%	1.82%
Net expenses	1.45%	1.48%	1.49%	1.49%	1.49%
Net investment income	2.32%	2.56%	2.20%	2.89%	2.82%
Supplemental data
Portfolio turnover rate	14%	60%	48%	126%	102%
Net assets, end of period (000’s omitted)	$11,393	$9,552	$10,979	$7,528	$5,123

1.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Wisconsin Tax-Free Fund	21

(For a share outstanding throughout each period)

	Year Ended June 30,
Investor Class	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.68	$10.67	$10.43	$10.37	$10.44
Net investment income	0.33	0.35	0.31	0.37	0.38
Net realized and unrealized gains (losses) on investments	0.42	0.01	0.35	0.06	(0.05)

Total from investment operations	0.75	0.36	0.66	0.43	0.33
Distributions to shareholders from
Net investment income	(0.33)	(0.35)	(0.31)	(0.37)	(0.38)
Net realized gains	(0.01)	0.00	(0.11)	0.00	(0.02)

Total distributions to shareholders	(0.34)	(0.35)	(0.42)	(0.37)	(0.40)
Net asset value, end of period	$11.09	$10.68	$10.67	$10.43	$10.37
Total return	7.16%	3.49%	6.46%	4.31%	2.95%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.95%	0.99%	1.05%	1.22%
Net expenses	0.73%	0.73%	0.75%	0.75%	0.75%
Net investment income	3.04%	3.32%	2.94%	3.64%	3.57%
Supplemental data
Portfolio turnover rate	14%	60%	48%	126%	102%
Net assets, end of period (000’s omitted)	$121,449	$100,804	$108,326	$92,061	$88,130

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Wisconsin Tax-Free Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Wisconsin Tax-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities with original maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest

Notes to Financial Statements	Wells Fargo Advantage Wisconsin Tax-Free Fund	23

rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At June 30, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in Capital	Accumulated Net Realized Losses on Investments
$(6)	$6

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable

24	Wells Fargo Advantage Wisconsin Tax-Free Fund	Notes to Financial Statements

year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

At June 30, 2012, the Fund had net capital loss carryforwards consisting of $2,733 and $69,507 in short-term and long-term post enactment capital losses, respectively, which are available to offset future net realized capital gains.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal obligations	$0	$150,785,141	$0	$150,785,141

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2012, the advisory fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Notes to Financial Statements	Wells Fargo Advantage Wisconsin Tax-Free Fund	25

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.16%
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A, 1.45%, for Class C and 0.73% for Investor Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of its average daily net assets.

For the year ended June 30, 2012, Wells Fargo Funds Distributor, LLC received $9,185 from the sale of Class A shares and $332 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended June 30, 2012 were $45,998,556 and $19,201,079, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2012, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help shorten the duration of the portfolio.

As of June 30, 2012, the Fund did not have any open futures contracts but had an average notional amount of $4,233,013 in short futures contracts during the year ended June 30, 2012.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for

26	Wells Fargo Advantage Wisconsin Tax-Free Fund	Notes to Financial Statements

temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended June 30, 2012, the Fund paid $186 in commitment fees.

For the year ended June 30, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2012 and June 30, 2011 were as follows:

	Year Ended June 30, 2012,
	2012	2011
Tax-Exempt Income	$4,114,704	$4,108,893
Long-term Capital Gain	140,511	0

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Unrealized Gains	Capital Loss Carryforward
$37,539	$7,847,330	$(72,240)

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a

Notes to Financial Statements	Wells Fargo Advantage Wisconsin Tax-Free Fund	27

repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

28	Wells Fargo Advantage Wisconsin Tax-Free Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Wisconsin Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Wisconsin Tax-Free Fund as of June 30, 2012, the results of its operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 24, 2012

Other Information (Unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	29

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2012.

Pursuant to Section 852 of the Internal Revenue Code, $140,511 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2012.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Wisconsin Tax-Free Fund	Other Information (Unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	31

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Wisconsin Tax-Free Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Wisconsin Tax-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and Wells Capital Management were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Wells Capital Management supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and to other comparative data. Lipper

Other Information (Unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	33

is an independent provider of investment company data. The Board noted that Lipper was not able to provide an index to compare the Fund’s performance. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was in range of the median performance of the Universe for the periods under review, except for the one-year and three-year periods.

The Board noted that the Fund’s more recent performance results warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe. The Board received a report that noted differences in the funds included in the Universe. In particular, the report noted that there were only two other Wisconsin-specific funds included in the Universe, and over the three-year period, the Fund’s performance was in range of one of the two Wisconsin-specific funds and underperformed the other. The Board was satisfied that Funds Management was appropriately monitoring the Fund’s investment performance.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were in range of the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were in range of or lower than the median rates for the Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did

34	Wells Fargo Advantage Wisconsin Tax-Free Fund	Other Information (Unaudited)

not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Wisconsin Tax-Free Fund	35

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

210659 08-12 A259/AR259 06-12

ITEM 2.	CODE OF ETHICS

As of the end of the period, June 30, 2012, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees – Provided below are the aggregate fees billed for the fiscal years ended June 30, 2011 and June 30, 2012 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

For the fiscal years ended June 30, 2011 and June 30, 2012, the Audit Fees were $2,112,632 and $2,913,010, respectively.

(b) Audit-Related Fees – There were no audit-related fees incurred for the fiscal years ended June 30, 2011 and June 30, 2012 for assurance and related services by the principal accountant for the Registrant.

(c) Tax Fees – Provided below are the aggregate fees billed for the fiscal years ended June 30, 2011 and June 30, 2012 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

For the fiscal years ended June 30, 2011 and June 30, 2012, the Tax Fees were $148,800 and $127,680, respectively. The incurred Tax Fees are comprised of excise tax review services.

For the fiscal years ended June 30, 2011 and June 30, 2012, the Tax Fees were $330,005 and $232,564 respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d) All Other Fees – There were no other fees incurred for the fiscal years ended June 30, 2011 and June 30, 2012.

(e)(1) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not Applicable.

(f) Not Applicable.

(g) Non-Audit Fees – There were no non-audit fees billed for the fiscal years ended June 30, 2011 and June 30, 2012, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

(h) The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	PORTFOLIO OF INVESTMENTS

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	1

Security Name	Interest Rate	Maturity Date	Principal	Value

Municipal Obligations: 100.93%

Alabama: 0.79%
Alabama Public School & College Authority Capital Improvement (Tax Revenue)	5.00%	12/01/2017	$2,640,000	$3,174,626
Courtland AL Industrial Development Board International Paper Company Project Series A (IDR)	5.00	11/01/2013	6,000,000	6,292,380
Mobile AL Industrial Development Board Alabama Power Company Series C (IDR) §	5.00	06/01/2034	3,000,000	3,312,270

				12,779,276

Alaska: 1.40%
Alaska Energy Authority Bradley Lake Fourth Series 4 (Utilities Revenue, AGM GO of Authority Insured)	6.00	07/01/2015	350,000	396,837
Alaska State Housing Finance Corporation Series D (Housing Revenue, Landesbank Baden-Wuerttemberg SPA Insured) §±	0.41	12/01/2041	17,000,000	17,000,000
Alaska State Series A (Miscellaneous Revenue, NATL-RE FGIC Insured) §	5.00	08/01/2020	3,245,000	3,622,750
Alaska State Series C (Miscellaneous Revenue, NATL-RE FGIC Insured) §	5.00	08/01/2021	1,585,000	1,756,418

				22,776,005

Arizona: 2.68%
Arizona Health Facilities Authority Banner Health Series B (Health Revenue) §±	1.12	01/01/2037	8,700,000	6,284,358
Arizona Health Facilities Authority Phoenix Children’s Hospital Series A (Health Revenue) §±	1.18	02/01/2042	2,885,000	2,722,373
Arizona Health Facilities Authority Phoenix Children’s Hospital Series B (Health Revenue) §±	1.03	02/01/2042	4,875,000	4,618,283
Arizona Lottery Series A (Miscellaneous Revenue, AGM Insured) §	5.00	07/01/2027	5,000,000	5,603,350
Arizona School Facilities Board Revenue Refunding State School Trust (Miscellaneous Revenue, AMBAC Insured)	5.00	07/01/2018	3,050,000	3,377,662
Arizona State Sports & Tourism Authority Series A (Miscellaneous Revenue)	4.00	07/01/2020	1,365,000	1,511,151
Arizona State Sports & Tourism Authority Series A (Miscellaneous Revenue)	5.00	07/01/2021	795,000	941,010
Arizona State Sports & Tourism Authority Series A (Miscellaneous Revenue)	5.00	07/01/2022	1,000,000	1,182,680
Goodyear AZ McDowell Road Commercial Corridor Improvement District (Miscellaneous Revenue, AMBAC Insured) §	5.25	01/01/2020	1,865,000	2,057,990
Phoenix AZ Civic Improvement Corporation Series A (Airport Revenue) §	5.00	07/01/2029	5,000,000	5,450,450
Pima County AZ IDA (Miscellaneous Revenue) §	7.00	07/01/2021	775,000	819,485
Pima County AZ IDA Series A (Miscellaneous Revenue) §	7.75	07/01/2035	1,000,000	1,069,790
Pinal County AZ Electrical District # 4 (Utilities Revenue) §	4.75	12/01/2015	915,000	995,282
Salt River AZ Agricultural Improvement Project & Power District Election Project Series B (Utilities Revenue) §	5.00	01/01/2031	2,460,000	2,519,901
Tempe AZ Series A (GO)	4.00	07/01/2019	2,160,000	2,503,030
University of Arizona COP Projects Series B (Education Revenue, AMBAC Insured) §	5.00	06/01/2021	1,450,000	1,513,133
Verrado AZ Community Facilities District # 1 (GO) §	4.85	07/15/2014	215,000	219,337
Verrado AZ Community Facilities District # 1 (GO) §	6.00	07/15/2013	70,000	71,836

				43,461,101

Arkansas: 0.04%
Rogers AR Capital Improvement (GO, XLCA Insured) §	4.25	03/01/2031	585,000	631,788

2	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

California: 17.44%
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, AMBAC Insured) ¤	0.00%	10/01/2018	$5,470,000	$4,281,424
Alhambra CA Police Facilities (Miscellaneous Revenue, AMBAC Insured) §	6.75	09/01/2023	8,340,000	9,778,650
California DWR Power Supply Project Series L (Utilities Revenue)	5.00	05/01/2019	5,000,000	6,128,600
California Infrastructure & Economic Development Bank California Independent System Operator Series A (Utilities Revenue) §	5.25	02/01/2024	1,800,000	1,968,678
California Public Works Board Department of Corrections Project Series A (Miscellaneous Revenue, AMBAC Insured) §	5.00	12/01/2019	2,305,000	2,547,947
California Public Works Department of General Services Buildings 8 & 9A (Miscellaneous Revenue) §	6.25	04/01/2034	2,750,000	3,215,713
California State DWR Center (Water & Sewer Revenue) §%%	5.00	12/01/2024	10,000,000	12,015,600
California State DWR Power Supply (Utilities Revenue) §	5.00	05/01/2021	1,500,000	1,750,380
California State DWR Power Supply Subseries F-5 (Utilities Revenue) §	5.00	05/01/2022	7,035,000	8,167,143
California State Educational Facilities Authority Series A (Education Revenue)	4.00	11/01/2021	1,000,000	1,098,850
California State (GO)	4.00	02/01/2020	450,000	502,353
California State (GO)	5.00	09/01/2021	10,000,000	11,998,500
California State (GO)	5.25	09/01/2022	2,900,000	3,571,263
California State (GO) §	5.25	03/01/2024	5,000,000	5,783,100
California State (GO) §	5.25	03/01/2030	1,440,000	1,643,558
California State (GO) §	5.25	08/15/2031	3,000,000	3,372,120
California State (GO) §	6.00	03/01/2033	2,260,000	2,706,056
California State HFFA Series D (Health Revenue) §	5.00	08/15/2035	500,000	537,500
California State Public Works Board Regents University of California Series G (Miscellaneous Revenue) §	5.00	12/01/2030	12,110,000	13,587,904
California State Public Works Board Series D (Miscellaneous Revenue) §	5.25	12/01/2026	5,000,000	5,641,800
California State Public Works Board University of California Institute Project C (Miscellaneous Revenue) §	5.00	04/01/2030	1,350,000	1,450,791
California State Public Works Board University of California Research Project L (Education Revenue, NATL-RE Insured) §	5.25	11/01/2028	1,890,000	2,101,510
California State Various Purposes (GO) §	5.25	04/01/2035	6,000,000	6,667,080
California State Various Purposes (GO) §	6.00	04/01/2038	7,000,000	8,121,960
California Statewide CDA (Miscellaneous Revenue) §	6.90	08/01/2031	1,915,000	2,074,424
Cerritos CA Community College District Series D (GO) ¤	0.00	08/01/2025	1,800,000	989,118
Colton CA Unified School District CAB Election of 2008 Project Series B (GO, AGM Insured) ¤	0.00	08/01/2030	800,000	320,008
Compton CA Community College District Series C (GO) ¤	0.00	08/01/2029	1,565,000	561,412
Compton CA Community College District Series C (GO) ¤	0.00	08/01/2031	2,400,000	750,984
Cucamonga Valley CA Water District (Water & Sewer Revenue, AGM Insured) §	5.25	09/01/2031	5,120,000	5,886,874
Emery CA Unified School District CAB Election of 2010 Series A (GO, AGM Insured) §	6.25	08/01/2031	3,000,000	3,638,730
Gilroy CA Unified School District CAB BAN (GO) ¤	0.00	04/01/2013	2,000,000	1,980,520
Jurupa CA Unified School District (GO, AGM Insured)	5.00	08/01/2021	1,795,000	2,153,587
Los Angeles CA Department Airports Series A (Airport Revenue)	4.00	05/15/2019	2,000,000	2,297,640
Los Angeles CA Harbor Department Series C (Port Authority Revenue)	5.00	08/01/2021	3,000,000	3,713,040
Los Angeles CA Harbor Department Series C (Port Authority Revenue) §	5.25	08/01/2023	7,725,000	9,123,998
Los Angeles CA Metropolitan Transportation Authority Series A (Tax Revenue, AMBAC Insured) §	5.00	07/01/2035	1,750,000	1,917,703

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	3

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Los Angeles CA Municipal Improvement Corporation Series C (Miscellaneous Revenue)	4.50%	09/01/2019	$1,925,000	$2,172,651
Los Angeles CA Municipal Improvement Corporation Series C (Miscellaneous Revenue)	5.00	09/01/2018	2,380,000	2,753,660
Los Angeles CA Schools Regionalized Business Services Project Series A (Miscellaneous Revenue, AMBAC Insured) ¤	0.00	08/01/2015	1,100,000	971,630
Lynwood CA Unified School District (GO, AGM Insured)	5.00	08/01/2023	1,000,000	1,153,650
M-S-R California Energy Authority Series B (Utilities Revenue) §	7.00	11/01/2034	2,000,000	2,595,880
M-S-R California Energy Authority Series C (Utilities Revenue) §	7.00	11/01/2034	5,000,000	6,489,700
New Haven CA Unified School District CAB Project (Education Revenue, Assured Guaranty Insured) ¤	0.00	08/01/2033	6,000,000	2,028,900
Northern California Gas Authority #1 (Utilities Revenue) §±	1.03	07/01/2027	15,000,000	10,860,450
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) §±	0.94	07/01/2019	18,500,000	15,357,590
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) §±	0.91	07/01/2017	2,200,000	2,018,632
Northern California Power Agency Series A (Utilities Revenue) §	5.25	08/01/2023	5,150,000	5,970,086
Northern Humboldt CA High School District Election of 2010 Series A (GO) §	6.50	08/01/2034	1,145,000	1,394,450
Oakland CA Unified School District Alameda County Election of 2006 Project Series A (GO) §	6.50	08/01/2020	1,730,000	2,074,772
Oakland CA Unified School District Alameda County Series A (Tax Revenue)	6.25	08/01/2019	875,000	1,041,810
Palo Alto CA Import Bond Act 1915 (Miscellaneous Revenue) §	4.00	09/02/2023	1,635,000	1,647,181
Pasadena CA PFA Rose Bowl Renovation Series A (Miscellaneous Revenue)	5.00	03/01/2021	1,655,000	1,998,810
Patterson CA Unified School District CAB Election of 2008 Project Series B (GO, AGM Insured) ¤	0.00	08/01/2033	3,000,000	963,300
Peralta CA Community College District Alameda County (GO) §	5.00	08/01/2023	3,045,000	3,616,333
Peralta CA Community College District Alameda County (GO) §	5.00	08/01/2024	3,000,000	3,513,480
Pomona CA Unified School District Series B (GO)	4.00	08/01/2021	1,000,000	1,107,540
Pomona CA Unified School District Series B (GO, AGM Insured)	5.00	08/01/2022	1,000,000	1,191,980
Richmond CA Joint Powers Financing Authority Point Potrero Series A (Miscellaneous Revenue) §	6.25	07/01/2024	2,000,000	2,244,020
Rio Hondo CA Community College District (GO) ¤	0.00	08/01/2030	2,660,000	1,086,796
Roseville CA Natural Gas Financing Authority (Utilities Revenue)	5.00	02/15/2015	1,000,000	1,057,000
Sacramento CA Area Flood Control Authority (Miscellaneous Revenue) §	5.25	10/01/2032	1,830,000	2,046,196
Sacramento County CA Airport Systems (Airport Revenue) §	5.00	07/01/2025	2,000,000	2,266,820
San Diego CA PFFA Series B (Water & Sewer Revenue) §	5.00	05/15/2021	2,170,000	2,627,588
San Diego CA Unified School District Election of 1998 Series E-2 (GO, AGM Insured)	5.50	07/01/2027	5,000,000	6,459,150
San Jose CA Libraries & Parks Project (GO) §	5.13	09/01/2031	6,110,000	6,131,385
San Jose CA Redevelopment Agency Series A-1 (Tax Revenue) §	5.50	08/01/2030	1,355,000	1,366,368
Santa Ana CA Financing Authority Police Administration & Holding Facilities Project Series A (Miscellaneous Revenue, NATL-RE Insured)	6.25	07/01/2019	1,000,000	1,166,170
Santa Monica CA Community College District Election of 2002 Series E (GO) ¤	0.00	08/01/2022	2,060,000	1,465,752
Southern California Public Power Authority Milford Wind Corridor Project 1 (Utilities Revenue) §	5.00	07/01/2024	5,000,000	5,878,650
Southern California Public Power Authority Natural Gas Project (Utilities Revenue)	5.25	11/01/2025	3,280,000	3,545,122
Southern California Public Power Authority Projects (Utilities Revenue)	6.75	07/01/2013	100,000	105,911
Southern California Public Power Authority Southern Transmission Project Series S (Utilities Revenue) §	5.75	07/01/2024	2,000,000	2,422,440
Sylvan CA Unified School District CAB Election of 2006 (GO, AGM Insured) ¤	0.00	08/01/2031	2,590,000	975,731

4	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Sylvan CA Unified School District CAB Election of 2006 (GO, AGM Insured) ¤	0.00%	08/01/2032	$2,800,000	$1,000,300
Tustin CA Unified School District #88-1 Election of 2008 Series B (GO) §	6.00	08/01/2036	1,500,000	1,840,875
University of California General Revenues Series Q (Education Revenue) §	5.25	05/15/2024	2,155,000	2,535,228
Washington Township CA Health Care District Series A (Health Revenue)	5.00	07/01/2016	300,000	329,859
Washington Township CA Health Care District Series A (Health Revenue)	5.00	07/01/2018	445,000	500,999
Washington Township CA Health Care District Series A (Health Revenue)	5.00	07/01/2019	905,000	1,029,619
Washington Township CA Health Care District Series A (Health Revenue) §	5.00	07/01/2020	1,300,000	1,422,538
Washington Township CA Health Care District Series A (Health Revenue)	5.13	07/01/2017	260,000	289,723
West Basin CA Municipal Water District COP Refunding Series B (Water & Sewer Revenue, Assured Guaranty Insured) §	5.00	08/01/2022	2,560,000	2,862,259
West Contra Costa CA University (GO, Assured Guaranty Insured) ¤	0.00	08/01/2026	4,620,000	2,332,592
West Contra Costa CA University (GO, AGM Insured) §	5.25	08/01/2023	2,450,000	2,896,954

				282,855,048

Colorado: 0.44%
Colorado ECFA Charter School Monument Academy Project (Miscellaneous Revenue) §	5.50	10/01/2017	1,065,000	1,110,231
Colorado Health Facilities Authority Catholic Health D-2 Project Prerefunded Balance (Health Revenue) §	5.25	10/01/2038	125,000	133,393
Denver CO City & County Series A (Tax Revenue, Assured Guaranty Insured) §	6.00	09/01/2023	2,800,000	3,437,028
North Range CO Metropolitan District # 1 (GO, ACA Insured)	5.00	12/15/2015	250,000	252,128
Public Authority for Colorado Energy Natural Gas (Utilities Revenue) §	5.75	11/15/2018	1,905,000	2,132,057

				7,064,837

Connecticut: 0.35%
Connecticut State Series A (GO) §±	1.28	04/15/2019	2,300,000	2,327,807
Connecticut State Series A (GO) §±	1.43	04/15/2020	3,300,000	3,321,252

				5,649,059

District of Columbia: 0.52%
District of Columbia Federal Highway Guaranteed Anticipation Bonds (Miscellaneous Revenue) §	5.25	12/01/2025	2,630,000	3,119,522
District of Columbia Howard University Series A (Education Revenue) §	5.75	10/01/2026	2,510,000	2,861,450
District of Columbia Medical Association of Colleges Series B (Miscellaneous Revenue) §	5.00	10/01/2024	2,095,000	2,398,901

				8,379,873

Florida: 6.26%
Boynton Beach FL Utilities Systems (Water & Sewer Revenue, NATL-RE FGIC Insured)	5.50	11/01/2016	1,500,000	1,685,925
Broward County FL Professional Sports Facilities Project Series A (Tax Revenue, AMBAC Insured) §	5.00	09/01/2021	2,200,000	2,389,244
Citizens Property Insurance Corporation of Florida (Miscellaneous Revenue, AGM Insured) ±	1.83	06/01/2014	4,000,000	4,039,240
Cityplace FL Community Development District Special Assessment (Miscellaneous Revenue)	5.00	05/01/2021	2,945,000	3,323,580
Connerton FL West Community Development District Series B (Miscellaneous Revenue) (s)(m)(n)(i)	5.13	05/01/2016	1,325,000	506,879
Escambia County FL School Board (Miscellaneous Revenue, NATL-RE Insured) §	5.00	02/01/2021	4,720,000	4,919,798

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	5

Security Name	Interest Rate	Maturity Date	Principal	Value

Florida (continued)
Florida State Development Finance Corporation Renaissance Charter School Series A (Miscellaneous Revenue) §	5.00%	09/15/2020	$2,905,000	$3,044,237
Florida State Development Finance Corporation Renaissance Charter School Series A (Miscellaneous Revenue) §	7.00	06/15/2026	5,000,000	5,400,050
Florida State HEFAR (Education Revenue)	4.00	04/01/2021	1,000,000	1,036,620
Gulf Breeze FL Capital Funding Loan Program Series A (Miscellaneous Revenue, AGM Insured)	5.00	10/01/2017	1,665,000	1,916,282
Gulf Breeze FL Capital Funding Loan Program Series B (Miscellaneous Revenue, AGM Insured)	4.00	10/01/2016	1,000,000	1,096,600
Gulf Breeze FL Capital Funding Loan Program Series B (Miscellaneous Revenue, AGM Insured)	4.00	10/01/2017	1,000,000	1,101,220
Gulf Breeze FL Miami Beach Local Government Series B (Miscellaneous Revenue, FGIC Insured) §	4.75	12/01/2015	455,000	459,914
Gulf Breeze FL Revenue Local Government Loan Series B (Miscellaneous Revenue, FGIC Insured) §	5.50	12/01/2015	850,000	852,363
Gulf Breeze FL Revenue Local Government Loan Series J (Water & Sewer Revenue) §	4.10	12/01/2020	3,000,000	3,223,680
Gulf Breeze FL Revenue Local Government Loan Series J (Water & Sewer Revenue) §	4.20	12/01/2020	3,290,000	3,591,463
JEA Florida Electric Systems Subseries B (Utilities Revenue) §	5.00	10/01/2019	2,950,000	3,151,839
Lakeland FL Energy System Revenue (Utilities Revenue) §±	1.28	10/01/2014	6,000,000	6,021,300
Miami FL Special Obligation Series A (Miscellaneous Revenue, AGM Insured)	5.00	02/01/2019	2,150,000	2,363,732
Miami FL Special Obligation Series A (Miscellaneous Revenue, AGM Insured) §	5.75	02/01/2025	4,500,000	5,139,900
Miami FL Special Obligation Series A (Miscellaneous Revenue, AGM Insured) §	5.75	02/01/2026	2,000,000	2,267,300
Miami-Dade County FL Aviation Series A (Airport Revenue)	5.50	10/01/2019	3,000,000	3,609,150
Miami-Dade County FL Educational Facilities Authority University of Miami Series A (Education Revenue)	5.25	04/01/2016	1,000,000	1,139,560
Miami-Dade County FL IDA Dolphins Stadium Project Series C (IDR) §±	3.08	07/01/2032	5,800,000	5,800,000
Miami-Dade County FL Public Services (Tax Revenue, AGM Insured)	4.00	10/01/2019	3,440,000	3,870,757
Miami-Dade County FL Public Services (Tax Revenue, AGM Insured)	4.00	10/01/2020	3,600,000	4,037,544
Miami-Dade County FL Public Services (Tax Revenue, AGM Insured)	4.00	04/01/2021	2,485,000	2,780,143
Miami-Dade County FL Water & Sewer Refunding Series C (Water & Sewer Revenue, BHAC Insured) §	5.00	10/01/2024	2,950,000	3,327,512
Miami-Dade County FL Water & Sewer Series C (Water & Sewer Revenue) §	5.25	10/01/2022	3,000,000	3,496,050
North Brevard County FL Hospital District Parrish Medical Center Project (Health Revenue)	4.75	10/01/2013	865,000	901,468
North Brevard County FL Hospital District Parrish Medical Center Project (Health Revenue)	5.00	10/01/2015	930,000	1,016,099
Orange County FL School Board Certificates Partner Series A (Miscellaneous Revenue, NATL-RE FGIC Insured)	5.00	08/01/2016	1,000,000	1,147,380
Orlando FL Housing Authority West Oaks Apartments Projects (Housing Revenue, FNMA Insured) §	5.05	08/01/2033	100,000	106,309
Palm Beach County FL School Board (Miscellaneous Revenue, AGM Insured) §	5.00	08/01/2028	1,800,000	1,805,706
Putnam County FL Development Authority PCR Seminole Project Series A (Utilities Revenue, AMBAC Insured) §	5.35	03/15/2042	3,200,000	3,611,040
Seminole County FL School Board COP (Miscellaneous Revenue, AMBAC Insured)	5.50	07/01/2014	1,180,000	1,286,530
South Lake County FL Hospital District South Lake Hospital Incorporated (Health Revenue)	5.00	10/01/2016	1,015,000	1,118,956

6	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Florida (continued)
South Lake County FL Hospital District South Lake Hospital Incorporated (Health Revenue)	5.00%	10/01/2017	$900,000	$1,003,086
University of North Florida Financing Corporation Housing Project (Miscellaneous Revenue, NATL-RE FGIC Insured)	5.00	11/01/2016	2,515,000	2,837,951
University of South Florida Financing Corporation COP Master Lease Series A (Miscellaneous Revenue, AMBAC Insured) §	5.00	07/01/2018	1,000,000	1,083,430

				101,509,837

Georgia: 1.54%
DeKalb County GA Water & Sewer Authority (Water & Sewer Revenue) §	5.25	10/01/2031	1,710,000	1,976,948
Georgia State Local Water Authority Loan Project (Miscellaneous Revenue) §	4.00	03/15/2021	5,000,000	5,539,350
Georgia Municipal Electric Authority Power Revenue Prerefunded Balance (Utilities Revenue, NATL-RE, IBC, Bank of New York Insured) §	6.50	01/01/2017	10,000	10,929
Georgia Municipal Electric Authority Power Revenue Unrefunded Balance (Utilities Revenue, NATL-RE, IBC, Bank of New York Insured) §	6.50	01/01/2017	930,000	1,056,778
Georgia Public Gas Partners Incorporated Series A (Utilities Revenue)	5.00	10/01/2017	2,500,000	2,859,825
Georgia Public Gas Partners Incorporated Series A (Utilities Revenue)	5.00	10/01/2019	5,000,000	5,804,750
Main Street Natural Gas Incorporated of Georgia Gas Project Series A (Utilities Revenue)	5.00	03/15/2022	1,250,000	1,417,538
Main Street Natural Gas Incorporated of Georgia Gas Project Series A (Utilities Revenue)	5.50	09/15/2022	1,000,000	1,100,540
Private Colleges & Universities Authority of Georgia Series A (Education Revenue)	5.00	10/01/2021	3,330,000	3,644,618
Private Colleges & Universities Authority of Georgia Series C (Education Revenue)	3.75	10/01/2021	1,525,000	1,515,499

				24,926,775

Guam: 0.48%
Guam Education Financing Foundation COP Guam Public School Facilities Project Series A (Miscellaneous Revenue)	5.00	10/01/2015	1,000,000	1,033,140
Guam Education Financing Foundation COP Guam Public School Facilities Project Series A (Miscellaneous Revenue) §	5.00	10/01/2017	2,195,000	2,276,939
Guam Government Department of Education John F. Kennedy High School Series A (Miscellaneous Revenue) §	6.00	12/01/2020	2,500,000	2,689,575
Guam Government Limited Obligation Revenue Section 30 Series A (Miscellaneous Revenue)	5.00	12/01/2014	1,635,000	1,726,151

				7,725,805

Idaho: 0.21%
University of Idaho Series 2011 (Education Revenue) §	5.25	04/01/2041	2,955,000	3,442,457

Illinois: 11.18%
Champaign Coles Counties IL Community College District # 505 Series A (GO)	4.00	12/01/2018	1,015,000	1,163,769
Chicago IL Board of Education Benito Juarez Community Academy Series G (GO, NATL-RE Insured) §	6.00	12/01/2022	1,630,000	1,821,003
Chicago IL Board of Education (GO, NATL-RE,-IBC, FGIC Insured) §	5.25	12/01/2023	5,000,000	6,072,950
Chicago IL Board of Education Series A (GO, NATL-RE, FGIC Insured) ¤	0.00	12/01/2018	10,795,000	9,117,025
Chicago IL CAB Project (GO, NATL-RE Insured) §±	5.44	01/01/2018	1,725,000	1,943,523
Chicago IL Series A (GO) §	5.25	01/01/2023	2,500,000	2,830,950

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	7

Security Name	Interest Rate	Maturity Date	Principal	Value

Illinois (continued)
Chicago IL Series A Prerefunded Balance (GO, NATL-RE Insured) §	5.65%	01/01/2028	$555,000	$655,810
Chicago IL Series C (GO)	4.00	01/01/2020	1,300,000	1,430,819
Chicago IL Series C (GO) §	5.00	01/01/2024	3,180,000	3,555,335
Chicago IL O’Hare International Airport Third Lien Series C (Airport Revenue, Assured Guaranty Insured) §	5.25	01/01/2025	4,075,000	4,651,816
Chicago IL O’Hare International Airport Third Lien Series F (Airport Revenue) §	4.25	01/01/2021	735,000	809,830
Chicago IL Park District (GO) §	5.00	01/01/2036	1,500,000	1,643,730
Chicago IL Public Building Commission School Reform (Miscellaneous Revenue, NATL-RE, FGIC Insured)	5.25	12/01/2017	3,555,000	4,160,985
Chicago IL Series A (Tax Revenue, AMBAC Insured) §	5.00	01/01/2019	1,500,000	1,684,695
Chicago IL Transit Authority Sales Tax Receipts Series A (Tax Revenue)	5.00	12/01/2018	1,135,000	1,349,027
Cook County IL Series A (GO) §	5.25	11/15/2022	1,000,000	1,188,450
Du Page County IL (Transportation Revenue, AGM Insured) §	5.00	01/01/2017	2,020,000	2,240,241
Du Page County IL Community Unified School District #108 Lake Park Project (GO, AGM Insured) §	5.60	01/01/2021	2,000,000	2,054,340
Du Page County IL High School District (GO, AGM Insured) §	5.00	01/01/2021	1,000,000	1,118,570
Huntley IL Special Service Area # 9 (Tax Revenue, Assured Guaranty Insured) §	4.60	03/01/2017	1,365,000	1,471,661
Illinois Education Facilities Authority (Miscellaneous Revenue) §±	3.40	11/01/2036	1,275,000	1,351,985
Illinois Education Facilities Authority Field Museum (Miscellaneous Revenue) §	4.13	11/01/2036	4,560,000	4,851,749
Illinois Finance Authority DePaul University Series A (Education Revenue, XLCA Insured) §	5.00	10/01/2019	1,550,000	1,675,178
Illinois Finance Authority East St. Louis Project (Miscellaneous Revenue, XLCA Moral Obligation Insured) §	5.00	11/15/2013	1,255,000	1,264,174
Illinois Finance Authority New Money Community Rehabilitation A (GO of Participants Insured)	4.90	07/01/2013	1,270,000	1,242,022
Illinois Finance Authority New Money Community Rehabilitation A (GO of Participants Insured)	4.95	07/01/2014	1,685,000	1,609,040
Illinois Finance Authority Student Housing Illinois State University Project (Education Revenue) §	5.50	04/01/2021	4,585,000	5,014,064
Illinois Prerefunded Balance Series A (GO) §	5.00	10/01/2016	1,800,000	1,903,590
Illinois Series 2012 (GO)	5.00	08/01/2019	15,000,000	16,926,000
Illinois Unrefunded Balance (GO) §	5.00	10/01/2016	3,200,000	3,353,888
Illinois Health Facilities Authority Mercy Hospital & Medical Center (Health Revenue) §	10.00	01/01/2015	370,000	419,325
Illinois Municipal Electric Agency Power Supply (Utilities Revenue, NATL-RE, FGIC Insured) §	5.00	02/01/2023	1,000,000	1,078,960
Illinois Municipal Electric Agency Power Supply Series A (Utilities Revenue, NATL-RE, IBC, FGIC Insured) §	5.25	02/01/2023	1,100,000	1,245,299
Illinois Regional Transportation Authority (AGM, GO of Authority Insured)	5.75	06/01/2018	6,790,000	8,332,960
Illinois State GO (Tax Revenue) §	4.75	04/01/2020	2,400,000	2,594,016
Illinois State GO (Tax Revenue, AGM Insured) §	5.00	09/01/2016	585,000	639,610
Illinois State GO (Tax Revenue, AMBAC Insured) §	5.00	04/01/2020	3,000,000	3,216,870
Illinois State GO (Tax Revenue, AGM Insured) §	5.00	01/01/2023	2,450,000	2,675,523
Illinois State GO Series A (Tax Revenue, NATL-RE Insured) §	5.00	03/01/2016	2,705,000	2,913,718
Illinois State GO Series A (Tax Revenue, NATL-RE FGIC-TCR Insured) §	5.25	10/01/2015	5,200,000	5,472,948
Illinois State GO Series B (Tax Revenue, DEPFA Bank plc SPA) §±	2.00	10/01/2033	15,225,000	15,225,000
Illinois State GO Series B (Tax Revenue)	5.00	06/15/2018	1,000,000	1,189,190
Illinois Toll Highway Authority Series A-1 (Transportation Revenue, AGM Insured) §	5.00	01/01/2024	4,650,000	5,235,435

8	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Illinois (continued)
Illinois Toll Highway Authority Series A-1 (Transportation Revenue) §	5.25%	01/01/2026	$3,500,000	$3,965,395
Kane County IL School District #129 (GO, NATL-RE, FGIC Insured) §	5.00	02/01/2018	1,750,000	1,902,600
Kane McHenry Cook & DeKalb Counties IL Unified School District (GO, AMBAC Insured) §	5.00	01/01/2024	2,000,000	2,185,920
Northern Cook County IL Solid Waste Agency Series A (Resource Recovery Revenue, NATL-RE Insured)	5.00	05/01/2013	1,200,000	1,241,184
Regional Transportation Authority Illinois (GO, NATL-RE GO of Authority Insured) §	6.50	07/01/2026	7,725,000	10,345,011
Southwestern Illinois Development Authority Local Government Program Collinsville Limited (Tax Revenue) §	5.00	03/01/2025	1,975,000	1,700,199
Tazewell County IL School District #51 (GO, NATL-RE, FGIC Insured)	9.00	12/01/2017	455,000	609,336
Tazewell County IL School District #51 (GO, NATL-RE, FGIC Insured)	9.00	12/01/2018	535,000	741,933
University of Illinois Auxiliary Facilities Systems (Education Revenue) ¤	0.00	04/01/2020	8,270,000	6,598,798
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue, AMBAC Insured)	5.50	04/01/2024	1,000,000	1,245,850
University of Illinois Board Trustees Series B (Miscellaneous Revenue, AGM Insured) §	5.00	10/01/2020	2,000,000	2,248,100
Will County IL Community Unified School District CAB (GO, NATL-RE, FGIC Insured) ¤	0.00	11/01/2018	9,730,000	8,189,838

				181,369,237

Indiana: 2.70%
Fort Wayne IN RDA Grand Wayne Center Project (Miscellaneous Revenue) §	5.00	02/01/2020	1,000,000	1,028,110
Hammond IN Multi-School Building Corporation First Mortgage (Miscellaneous Revenue, NATL-RE FGIC State Aid Withholding Insured)	5.00	07/15/2014	100,000	108,959
Indiana Bond Bank (Miscellaneous Revenue, AGM Moral Obligation Insured) §	5.00	09/01/2022	1,545,000	1,818,311
Indiana Bond Bank Common School Funding (Miscellaneous Revenue, NATL-RE Insured) §	5.00	02/01/2018	1,470,000	1,543,603
Indiana Bond Bank Hendricks Regional Health Series A (Miscellaneous Revenue, Moral Obligation Insured)	4.00	08/01/2017	1,000,000	1,113,260
Indiana Bond Bank Hendricks Regional Health Series A (Miscellaneous Revenue, Moral Obligation Insured)	5.00	08/01/2016	1,340,000	1,529,436
Indiana Bond Bank Special Program Series A (Utilities Revenue)	5.00	10/15/2017	5,410,000	6,179,356
Indiana Bond Bank Special Program Series A (Utilities Revenue)	5.25	10/15/2016	500,000	569,300
Indiana HEFA Ascension Health Series B3 (Health Revenue) §±	1.51	11/15/2031	15,000,000	15,116,250
Jasper County IN PCR Northern Series A (IDR, NATL-RE Insured)	5.60	11/01/2016	5,900,000	6,704,937
Jeffersonville IN Building Corporation First Mortgage Series C (Miscellaneous Revenue) §	4.25	08/15/2017	980,000	1,073,757
Knox County IN EDA Series A (Health Revenue)	5.00	04/01/2022	925,000	1,044,741
Knox County IN EDA Series A (Health Revenue) §	5.00	04/01/2023	665,000	742,027
Knox County IN EDA Series A (Health Revenue) §	5.00	04/01/2026	750,000	809,730
Mt. Vernon IN School Building Corporation First Mortgage Series 2007 (Miscellaneous Revenue, AGM State Aid Withholding Insured) §	5.00	07/15/2019	1,000,000	1,157,550
Munster IN School Building Corporation (Miscellaneous Revenue) §	5.00	07/05/2020	1,170,000	1,325,271
Portage IN Redevelopment District (Tax Revenue, AGC Insured)	4.00	01/15/2015	120,000	127,134
Portage IN Redevelopment District (Tax Revenue, AGC Insured)	4.00	01/15/2016	240,000	257,503
Portage IN Redevelopment District (Tax Revenue, AGC Insured)	4.00	07/15/2016	310,000	334,986
University of Southern Indiana Student Fee Series J (Education Revenue, Assured Guaranty Insured)	5.00	10/01/2019	1,000,000	1,190,630

				43,774,851

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	9

Security Name	Interest Rate	Maturity Date	Principal	Value

Iowa: 0.69%
Iowa Finance Authority PCFA Interstate Power (IDR, FGIC Insured)	5.00%	07/01/2014	$1,500,000	$1,614,630
Iowa Student Loan Liquidity Corporation Series 1 (Education Revenue)	5.25	12/01/2017	3,000,000	3,465,210
Iowa Student Loan Liquidity Corporation Series 1 (Education Revenue)	5.25	12/01/2018	5,285,000	6,138,845

				11,218,685

Kansas: 1.13%
Burlington KS Environmental Impact Kansas City Power & Light Series A (IDR, XLCA Insured) §	5.25	12/01/2023	6,200,000	6,387,488
Johnson County KS Unified School District GO (Education Revenue) §	5.00	10/01/2026	1,295,000	1,500,801
Junction City KS (GO, AMBAC Insured) §	5.00	09/01/2018	1,405,000	1,534,906
Junction City KS (GO, AMBAC Insured) §	5.00	09/01/2023	1,715,000	1,817,334
Kansas Development Finance Authority Health Facilities (Health Revenue)	5.00	11/15/2021	1,300,000	1,501,461
Kansas Development Finance Authority Health Facilities (Health Revenue) §	5.25	11/15/2030	3,550,000	3,847,419
Olathe KS Special Obligation West Village Center Project (Tax Revenue)	5.00	09/01/2013	280,000	263,830
Olathe KS Special Obligation West Village Center Project (Tax Revenue)	5.00	09/01/2014	305,000	264,655
Wyandotte County & Kansas City KS Unified Government Special Obligation Sales Tax Second Lien Series B (Tax Revenue) §	5.00	12/01/2020	935,000	990,371
Wyandotte County & Kansas City KS Unified Government Transportation Development District Legends Village West Project (Tax Revenue)	4.88	10/01/2028	290,000	277,115

				18,385,380

Kentucky: 1.22%
Kentucky Asset Liability Commission General Fund Series A (Miscellaneous Revenue, NATL-RE, FGIC Insured) §±	0.84	11/01/2027	4,625,000	3,992,531
Kentucky Asset Liability Commission General Fund Series B (Miscellaneous Revenue, NATL-RE, FGIC Insured) §±	0.86	11/01/2025	8,675,000	7,086,608
Kentucky State Property & Buildings Commission Series A Project # 95 (Miscellaneous Revenue)	5.00	08/01/2019	1,265,000	1,528,019
University of Kentucky COP Master Street Lease # 4 (Miscellaneous Revenue)	4.45	06/18/2018	6,722,112	7,164,964

				19,772,122

Louisiana: 1.41%
DeSoto Parish LA PCR Southwestern Electrical Power (Utilities Revenue) §	3.25	01/01/2019	5,000,000	5,174,550
Louisiana Citizens Property Insurance Corporation Series B (Miscellaneous Revenue, AMBAC Insured)	5.25	06/01/2013	1,945,000	2,020,836
Louisiana Correctional Facilities Corporation (Miscellaneous Revenue, AMBAC Insured)	5.00	09/01/2019	1,000,000	1,190,880
Louisiana Local Government Environmental Facilities & CDA (Housing Revenue, FNMA Insured & LIQ) §±	4.25	04/15/2039	1,200,000	1,271,016
Louisiana Public Facilities Authority Archdiocese of New Orleans Project (Miscellaneous Revenue, CIFC Insured)	5.00	07/01/2014	200,000	212,348
Louisiana Public Facilities Authority Archdiocese of New Orleans Project (Miscellaneous Revenue, CIFC Insured)	5.00	07/01/2016	100,000	110,923
Louisiana Public Facilities Authority Archdiocese of New Orleans Project (Miscellaneous Revenue, CIFC Insured)	5.00	07/01/2017	150,000	167,999
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, AGC Insured)	4.00	07/01/2015	505,000	534,775
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, AGC Insured)	4.13	07/01/2016	170,000	182,888
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, AGC Insured)	4.25	07/01/2017	55,000	59,667

10	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Louisiana (continued)
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, CIFC Insured)	5.00%	07/01/2014	$100,000	$101,235
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, CIFC Insured)	5.00	07/01/2016	740,000	748,014
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, CIFC Insured) §	5.00	07/01/2019	1,465,000	1,453,060
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, CIFC Insured) §	5.00	07/01/2020	500,000	491,595
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, AGC Insured) §	5.00	07/01/2022	1,175,000	1,272,384
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, CIFC Insured) §	5.00	07/01/2022	100,000	95,894
New Orleans LA Public Improvement Series A (GO, Radian Insured)	5.00	12/01/2016	1,365,000	1,528,868
New Orleans LA Public Improvement Series A (GO, Radian Insured)	5.00	12/01/2017	1,245,000	1,405,667
New Orleans LA Sewer Service (Water & Sewer Revenue, NATL-RE Insured) §	5.00	06/01/2016	100,000	102,643
New Orleans LA Sewer Service (Water & Sewer Revenue, Assured Guaranty Insured)	5.50	06/01/2016	690,000	764,306
New Orleans LA Sewer Service (Water & Sewer Revenue, FGIC Insured)	5.50	12/01/2016	1,350,000	1,552,649
New Orleans LA Sewer Service (Water & Sewer Revenue, FGIC Insured) §	5.50	06/01/2020	740,000	741,880
New Orleans LA Sewer Service (Water & Sewer Revenue, Assured Guaranty Insured)	5.63	06/01/2017	590,000	663,036
Port of New Orleans LA Board Commerce Special Project CG Railway Incorporated (Airport Revenue, NATL-RE Insured) §	5.25	08/15/2013	1,000,000	1,005,550

				22,852,663

Massachusetts: 2.66%
Massachusetts Development Finance Agency Revenue Lasell College (Education Revenue) §	5.00	07/01/2021	2,820,000	3,035,899
Massachusetts Development Finance Agency Sabis International Charter Series A (Miscellaneous Revenue) §	6.50	04/15/2019	1,050,000	1,201,389
Massachusetts Development Finance Agency Sabis International Charter Series A (Miscellaneous Revenue) §	6.55	04/15/2020	615,000	709,538
Massachusetts Educational Financing Authority Issue I Series A (Education Revenue)	5.50	01/01/2017	2,000,000	2,296,440
Massachusetts Educational Financing Authority Series I (Education Revenue)	5.50	01/01/2018	2,000,000	2,303,480
Massachusetts State Series A (GO) §±	0.77	11/01/2018	2,650,000	2,572,514
Massachusetts State Series C (GO, AGM Insured) ±	3.18	11/01/2019	4,175,000	4,360,120
Massachusetts State (GO, AGM Insured) §	5.25	08/01/2025	5,000,000	5,840,450
Massachusetts State HEFA (Health Revenue) §±	1.06	07/01/2038	14,000,000	13,828,080
Massachusetts State Water Resources (Water & Sewer Revenue, AGM Insured)	5.25	08/01/2027	5,500,000	7,052,375

				43,200,285

Michigan: 8.18%
Clinton MI Township Building Authority (Miscellaneous Revenue, AMBAC Insured) §	5.50	11/01/2017	5,240,000	5,796,907
Detroit MI Capital Improvement Limited Tax Series A-1 (GO)	5.00	04/01/2015	4,235,000	3,938,592
Detroit MI City School District (GO, Qualified School Board Loan Fund Insured)	5.00	05/01/2017	595,000	681,769

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

Michigan (continued)
Detroit MI City School District (GO, AGM, Qualified School Board Loan Fund Insured) §	5.00%	05/01/2019	$8,000,000	$8,704,480
Detroit MI City School District (GO, Qualified School Board Loan Fund Insured)	6.00	05/01/2021	2,030,000	2,512,105
Detroit MI District Aid (GO)	5.00	11/01/2014	1,000,000	1,084,830
Detroit MI District Aid (GO)	5.00	11/01/2018	3,000,000	3,471,330
Detroit MI District Aid (GO)	5.00	11/01/2020	1,700,000	1,990,292
Detroit MI Senior Lien Series A-1 (Water & Sewer Revenue, AGM Insured)	5.50	07/01/2017	3,130,000	3,512,204
Detroit MI Series A-1 (GO, NATL-RE Insured) §	5.00	04/01/2019	100,000	92,253
Detroit MI Sewer Disposal System Authority Series A (Water & Sewer Revenue, AGM Insured)	5.25	07/01/2019	5,000,000	5,583,850
Detroit MI Sewer Disposal System Authority Series A (Water & Sewer Revenue, Assured Guaranty Insured) §	5.25	07/01/2022	1,885,000	2,026,752
Detroit MI Sewer Disposal System Refunding Revenue Senior Lien Series B (Water & Sewer Revenue, AGM Insured) §	7.50	07/01/2033	10,000,000	12,113,200
Detroit MI Water & Sewage Department Disposal System Series A (Water & Sewer Revenue) §	5.25	07/01/2027	2,250,000	2,351,520
Detroit MI Water Supply System Senior Lien Series B (Water & Sewer Revenue, NATL-RE Insured) §	5.00	07/01/2022	1,500,000	1,572,540
Detroit MI Water Supply System Series A (Water & Sewer Revenue, AGM Insured)	5.00	07/01/2015	1,000,000	1,075,140
Eaton Rapids MI Public Schools (GO, Qualified School Board Loan Fund Insured)	4.00	05/01/2019	1,450,000	1,616,214
Eaton Rapids MI Public Schools (GO, Qualified School Board Loan Fund Insured)	5.00	05/01/2022	1,785,000	2,115,047
Flint MI International Academy (Miscellaneous Revenue) §	5.38	10/01/2022	2,270,000	2,303,505
Flint MI International Academy (Miscellaneous Revenue) §	5.50	10/01/2027	1,985,000	1,982,777
Flint MI International Academy Public School Project (Miscellaneous Revenue) §	5.00	10/01/2017	515,000	528,838
Hazel Park MI School District (GO, AGM, Qualified School Board Loan Fund Insured)	5.00	05/01/2020	1,160,000	1,347,943
Kent County MI GO (Tax Revenue) §	5.00	01/01/2025	1,000,000	1,128,110
Macomb MI Interceptor Drainage (GO) §	5.00	05/01/2024	1,750,000	2,045,645
Macomb MI Interceptor Drainage (GO) §	5.00	05/01/2025	1,750,000	2,027,235
Macomb MI Interceptor Drainage (GO) §	5.00	05/01/2026	1,930,000	2,222,086
Michigan Comprehensive Transportation Program (Tax Revenue)	5.25	05/15/2017	2,750,000	3,217,445
Michigan Environmental Protection Program (GO) §	6.25	11/01/2012	110,000	111,738
Michigan Finance Authority Unemployment Obligation Assessment Series B (Miscellaneous Revenue) §	5.00	07/01/2022	6,500,000	7,421,245
Michigan Financing Authority (Miscellaneous Revenue)	5.00	06/01/2020	1,400,000	1,582,392
Michigan Financing Authority Limited Obligation (Miscellaneous Revenue) §	5.00	02/01/2022	1,790,000	1,791,092
Michigan Housing Development Authority Limited Greenwood Villa Project (Housing Revenue, AGM Insured) §	4.75	09/15/2017	1,955,000	2,090,423
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, AMBAC Insured)	4.50	05/01/2016	100,000	104,132
Michigan Municipal Bond Authority Local Government Loan Program Series B Group A (Miscellaneous Revenue, AMBAC Insured) §	5.00	12/01/2018	1,075,000	1,127,955
Michigan PFOTER Series 4711 (Tax Revenue, AGM, Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) §±144A	0.85	05/01/2029	21,400,000	21,400,000
Michigan Public Educational Facilities Authority Limited Obligation Chandler Park Academy (Miscellaneous Revenue) §	5.60	11/01/2018	1,270,000	1,296,200

12	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Michigan (continued)
Michigan Public Educational Facilities Authority Limited Obligation Nataki Talibah (Miscellaneous Revenue) §	6.25%	10/01/2023	$990,000	$980,437
Michigan State Strategic Fund Limited Obligation Cadillac Place Office Building Project (Miscellaneous Revenue) §	5.25	10/15/2025	4,165,000	4,735,647
PFOTER (Miscellaneous Revenue, AMBAC Insured, Dexia Credit Local LIQ) §±144A	0.75	09/01/2024	10,765,000	10,765,000
Western Townships MI Utilities Authority (GO)	5.00	01/01/2017	1,500,000	1,737,120
Wyandotte MI Series A (Utilities Revenue, Assured Guaranty Insured)	4.00	10/01/2016	500,000	557,465

				132,743,455

Minnesota: 0.99%
Becker MN PCR Northern States Power Series B (IDR) §	8.50	09/01/2019	3,800,000	3,883,182
Minneapolis & St. Paul MN Metropolitan Airports Commission Series A (Airport Revenue, AMBAC Insured) §	5.00	01/01/2024	2,000,000	2,201,040
Minneapolis & St. Paul MN Metropolitan Airports Commission Subseries B (Airport Revenue, NATL-RE, FGIC Insured) §	5.00	01/01/2018	4,555,000	5,111,712
Minneapolis MN St. Mary’s Hospital & Rehabilitation (Health Revenue) §	10.00	06/01/2013	45,000	47,778
Northern Minnesota Municipal Power Agency Series A (Utilities Revenue, Assured Guaranty Insured)	5.00	01/01/2016	1,365,000	1,553,643
St. Louis Park MN Nicollett Health Services Series C (Health Revenue) §	5.50	07/01/2023	2,500,000	2,790,925
St. Paul MN Housing & RDA Hmong Academy Project Series A (Miscellaneous Revenue) §	5.50	09/01/2018	500,000	515,340

				16,103,620

Mississippi: 0.03%
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply Project (Utilities Revenue, XLCA Insured)	5.00	03/01/2013	505,000	518,297

Missouri: 0.26%
Fenton MO Gravois Bluffs Redevelopment Project (Tax Revenue) §	4.50	04/01/2021	695,000	711,708
Lake of the Ozarks Missouri Community Bridge Corporation (Transportation Revenue) §	5.25	12/01/2014	260,000	260,855
Manchester MO Highway 141 Manchester Road Project (Tax Revenue) §	6.00	11/01/2025	965,000	1,029,269
Maryland Heights MO South Heights Redevelopment Project A (Tax Revenue)	5.50	09/01/2018	1,085,000	1,114,002
Ozark MO COP Community Center Project (Miscellaneous Revenue)	4.50	09/01/2013	145,000	148,874
Ozark MO COP Community Center Project (Miscellaneous Revenue)	4.50	09/01/2014	170,000	177,716
Ozark MO COP Community Center Project (Miscellaneous Revenue) §	4.55	09/01/2016	225,000	234,090
St. Louis MO Lambert St. Louis International Airport Series A-1 (Airport Revenue)	6.00	07/01/2019	415,000	492,559

				4,169,073

Nebraska: 0.04%
Municipal Energy Agency of Nebraska Series A (Utilities Revenue, BHAC Insured)	5.00	04/01/2019	500,000	608,255
O’Neill NE St. Anthony’s Project (Health Revenue) §	6.25	09/01/2012	115,000	115,547

				723,802

Nevada: 2.11%
Clark County NV Airport Revenue Series C (Airport Revenue, AGM Insured) §	5.00	07/01/2023	5,000,000	5,661,350

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

Nevada (continued)
Clark County NV Airport Revenue Series D (Airport Revenue) §	5.00%	07/01/2024	$2,750,000	$3,118,170
Clark County NV Las Vegas McCarran International Airport Series A (Airport Revenue)	5.00	07/01/2016	3,000,000	3,415,500
Clark County NV Las Vegas McCarran International Airport Series A-2 (Airport Revenue, AMBAC Insured) §	5.00	07/01/2027	3,500,000	3,757,425
Clark County NV School District Series A (GO, NATL-RE, FGIC Insured) §	5.00	06/15/2019	7,500,000	8,376,150
Clark County NV Special Improvement District # 121A (Miscellaneous Revenue, AMBAC Insured)	4.25	12/01/2013	875,000	902,598
Clark County NV Unrefunded Balance (GO, NATL-RE, FGIC Insured) §	5.00	06/01/2031	2,340,000	2,340,936
Clark County NV Water Reclamation District Series A (GO) §	5.25	07/01/2038	2,880,000	3,335,616
Reno NV Sparks Indian Governmental Colony (Miscellaneous Revenue, U.S. Bank NA LOC) §	5.00	06/01/2021	2,580,000	2,695,507
Reno NV Washoe Medical Center Series A (Health Revenue, AMBAC Insured)	5.50	06/01/2016	600,000	668,148

				34,271,400

New Hampshire: 0.19%
New Hampshire State HFA (Housing Revenue) §	4.80	07/01/2028	2,850,000	3,044,456

New Jersey: 4.39%
Gloucester County NJ Improvement Authority Waste Management Incorporated Project Series A (Resource Recovery Revenue) ±	2.63	12/01/2029	2,000,000	2,018,040
New Jersey EDA (Tobacco Revenue)	5.00	06/15/2018	2,500,000	2,839,075
New Jersey EDA (Tobacco Revenue)	5.00	06/15/2021	2,500,000	2,853,600
New Jersey EDA (Miscellaneous Revenue, NATL-RE Insured)	5.25	07/01/2026	2,860,000	3,394,648
New Jersey HEFA Atlantic City Medical Center Project (Health Revenue) §	6.00	07/01/2012	820,000	820,189
New Jersey HEFAR Series A (Education Revenue)	5.00	06/01/2017	2,000,000	2,293,140
New Jersey HEFAR Series A (Education Revenue)	5.00	06/01/2019	1,010,000	1,173,953
New Jersey HEFAR Series A (Education Revenue) §	5.00	06/01/2027	760,000	781,690
New Jersey HEFAR Student Loan Series 1A (Education Revenue) §	4.75	12/01/2029	1,010,000	1,032,947
New Jersey HEFAR Student Loan Series 1A (Education Revenue)	5.00	12/01/2016	2,000,000	2,286,420
New Jersey HEFAR Student Loan Series 2 (Education Revenue) §	4.50	12/01/2029	5,460,000	5,525,957
New Jersey HEFAR Student Loan Series A (Education Revenue)	5.00	06/01/2016	500,000	564,985
New Jersey Housing & Mortgage Finance Agency Series AA (Housing Revenue)	5.25	10/01/2016	730,000	799,562
New Jersey PFOTER Series 4712 (Transportation Revenue, Dexia Credit Local LIQ) §±144A	0.85	12/15/2022	5,195,000	5,195,000
New Jersey Sports & Exposition Authority (Miscellaneous Revenue, NATL-RE Insured)	5.50	03/01/2022	1,755,000	2,081,202
New Jersey State Transportation Trust Authority (Transportation Revenue)	5.25	12/15/2020	8,305,000	10,133,180
New Jersey Transportation Trust Fund Authority Facilities Center Series A (Transportation Revenue, AGM-CR Insured)	5.50	12/15/2022	8,010,000	9,995,679
North Hudson NJ Sewerage Authority Series A (Miscellaneous Revenue) §	5.00	06/01/2029	3,775,000	4,159,559
North Hudson NJ Sewerage Authority Series A (Miscellaneous Revenue) §	5.00	06/01/2042	1,000,000	1,083,420
PFOTER (Tax Revenue, Dexia Credit Local LIQ) §±144A	0.85	12/15/2021	3,220,000	3,220,000
PFOTER (Miscellaneous Revenue, Dexia Credit Local LIQ) §±144A	0.85	12/15/2022	7,740,000	7,740,000
Trenton NJ (GO, Assured Guaranty State Aid Withholding Insured)	5.00	07/15/2020	1,000,000	1,189,160

				71,181,406

New Mexico: 0.24%
New Mexico Mortgage Finance Authority SFMR Class I Series A (Housing Revenue, GNMA, FNMA, FHLMC Insured) §	4.63	09/01/2025	2,250,000	2,362,365

14	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

New Mexico (continued)
New Mexico Mortgage Finance Authority SFMR Series B (Housing Revenue, GNMA, FNMA, FHLMC Insured) §	5.00%	03/01/2028	$985,000	$1,095,665
Otero County NM Jail Project (Miscellaneous Revenue) §	5.50	04/01/2013	360,000	358,808

				3,816,838

New York: 3.84%
Genesee County NY IDA United Memorial Medical Center Project (Health Revenue) §	4.75	12/01/2014	390,000	391,658
Metropolitan NY Transportation Authority Series A (Transportation Revenue) §	5.00	11/15/2020	5,000,000	5,685,000
Metropolitan NY Transportation Authority Series B-2 (Transportation Revenue, AGM Insured) §±(m)(a)(n)	0.48	11/01/2022	5,225,000	4,705,799
Metropolitan NY Transportation Authority Series D-1 (Transportation Revenue) §	5.00	11/01/2028	1,000,000	1,130,070
Monroe County NY Development Corporation (Education Revenue)	5.00	06/01/2020	2,125,000	2,412,385
New York City NY IDAG 2006 Project Samaritan AIDS Services (Miscellaneous Revenue, Citibank NA LOC)	4.50	11/01/2015	275,000	305,280
New York City NY Transitional Finance Authority Future Tax Series A (Tax Revenue) §	5.00	05/01/2023	2,875,000	3,456,728
New York City NY Transitional Finance Authority Subseries 2-B (Tax Revenue, Dexia Credit Local SPA Insured) ±	0.37	11/01/2022	2,400,000	2,400,000
New York City NY Trust for Cultural Resources Series A-1 (Miscellaneous Revenue) §	5.00	07/01/2031	2,475,000	2,715,521
New York Dormitory Authority Hospital Series A (Health Revenue, FHA Insured) ±	6.00	08/15/2015	160,000	160,869
New York Dormitory Authority Interagency Council Pooled Loan Series A-1 (Miscellaneous Revenue)	4.00	07/01/2019	740,000	818,951
New York Dormitory Authority Montefiore Medical Center (Health Revenue, NATL-RE, FGIC, FHA Insured)	5.00	02/01/2014	130,000	137,522
New York Dormitory Authority Mount Sinai School of Medicine (GO of Institution Insured) §	5.50	07/01/2022	2,000,000	2,336,500
New York Dormitory Authority North Shore Jewish Series B (Health Revenue) §±	1.04	05/01/2018	3,620,000	3,431,977
New York Dormitory Authority Series A (Tax Revenue) §	5.00	02/15/2024	1,550,000	1,848,747
New York Dormitory Authority Series A (Education Revenue, NATL-RE Insured) §	5.15	07/01/2024	2,900,000	3,354,836
New York Dormitory Authority United Health Hospitals (Health Revenue, FHA Insured) §	4.50	08/01/2018	1,500,000	1,649,745
New York Urban Development Corporation (Miscellaneous Revenue) §	5.88	02/01/2013	8,500,000	8,542,840
New York Urban Development Corporation Series D (Miscellaneous Revenue, AGC-ICC Insured)	5.50	01/01/2019	3,000,000	3,676,500
Niagara NY Area Development Corporation (Education Revenue)	5.00	05/01/2020	1,160,000	1,309,454
Niagara NY Area Development Corporation (Education Revenue)	5.00	05/01/2022	1,350,000	1,514,876
Port Authority NY & NJ Special Obligation (Airport Revenue) §	5.00	12/01/2020	5,000,000	5,438,250
Suffolk NY Tobacco Asset Securitization Corporation Tobacco Settlement Series B (Tobacco Revenue)	4.00	06/01/2022	420,000	429,778
Suffolk NY Tobacco Asset Securitization Corporation Tobacco Settlement Series B (Tobacco Revenue) §	5.00	06/01/2023	500,000	542,950
Troy NY Capital Resource Corporation Rensselaer Polytechnic Series B (Education Revenue)	5.00	09/01/2020	1,430,000	1,649,634
Upper Mohawk Valley NY Regional Water Finance Authority Series A (Water & Sewer Revenue, Assured Guaranty Insured) §	5.00	04/01/2018	1,000,000	1,125,180

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value

New York (continued)
Yonkers NY (GO, AGM Insured) §	5.00%	10/01/2024	$1,000,000	$1,102,860

				62,273,910

North Carolina: 0.60%
Craven County NC COP (Miscellaneous Revenue, NATL-RE Insured) §	5.00	06/01/2023	4,400,000	4,888,532
Nash NC Health Care System (Health Revenue, AGM Insured)	5.00	11/01/2014	1,600,000	1,737,584
North Carolina Eastern Municipal Power Agency Unrefunded Balance Series B (Utilities Revenue, FGIC Insured) §	5.50	01/01/2017	95,000	95,029
Pitt County NC COP School Facilities Project (Miscellaneous Revenue, NATL-RE Insured) §	5.00	04/01/2023	2,755,000	3,051,466

				9,772,611

North Dakota: 0.13%
Mercer County ND PCR Antelope Valley Station (Utilities Revenue, AMBAC Insured) §	7.20	06/30/2013	255,000	258,810
North Dakota State Housing Finance Agency Series D (Housing Revenue) §	4.50	01/01/2029	1,710,000	1,822,604

				2,081,414

Ohio: 0.78%
Akron Bath Copley OH Joint Township Akron General Health Systems Series A (Health Revenue)	5.00	01/01/2014	500,000	519,035
American Municipal Power Ohio Incorporated Hydroelectric Project Series C (Utilities Revenue)	5.25	02/15/2019	2,570,000	3,037,509
Cleveland OH Airport System Authority Series A (Airport Revenue, AGM Insured) §	5.00	01/01/2027	2,780,000	3,039,430
Cleveland OH (GO) §	5.00	12/01/2029	1,305,000	1,475,903
Kent State University Ohio General Receipts Series B (Education Revenue, Assured Guaranty Insured)	5.00	05/01/2018	1,165,000	1,387,084
Ohio State Building Authority (Miscellaneous Revenue) §	5.00	10/01/2024	1,000,000	1,155,470
River South Authority Ohio Revenue Lazarus Building Redevelopment Series A (Miscellaneous Revenue) §	5.75	12/01/2027	950,000	960,916
Summit County OH Port Authority (Education Revenue) §	5.25	01/01/2024	1,000,000	1,142,000

				12,717,347

Oklahoma: 1.01%
Claremore OK Public Works Authority (Utilities Revenue)	4.00	06/01/2018	1,275,000	1,368,891
Claremore OK Public Works Authority (Utilities Revenue)	4.00	06/01/2019	1,325,000	1,419,141
Claremore OK Public Works Authority (Utilities Revenue)	4.00	06/01/2020	1,375,000	1,460,910
Claremore OK Public Works Authority (Utilities Revenue)	4.00	06/01/2021	1,430,000	1,509,050
Claremore OK Public Works Authority (Utilities Revenue)	4.00	06/01/2022	2,895,000	3,026,028
Claremore OK Public Works Authority (Utilities Revenue) §	4.00	06/01/2023	3,010,000	3,100,752
McClain County OK EDA Newcastle Public Schools Project (Miscellaneous Revenue)	5.00	09/01/2012	350,000	352,464
McGee Creek OK Authority (Water & Sewer Revenue, NATL-RE Insured) §	6.00	01/01/2023	1,970,000	2,285,890
Tulsa County OK Education Facilities Authority (Miscellaneous Revenue)	4.00	09/01/2022	1,750,000	1,903,983

				16,427,109

Pennsylvania: 5.67%
Adams County PA IDA Gettysburg College Project (Education Revenue) §	5.00	08/15/2024	1,500,000	1,703,205

16	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Pennsylvania (continued)
Adams County PA IDA Gettysburg College Project (Education Revenue) §	5.00%	08/15/2025	$1,500,000	$1,688,295
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A-1 (Health Revenue) ±	1.03	02/01/2021	6,000,000	5,751,360
Allegheny County PA Series C-59B (GO, AGM Insured) §±	0.86	11/01/2026	3,000,000	2,514,240
Berks County PA Municipal Authority Reading Hospital Medical Center Project Series B (Health Revenue) ±	1.68	11/01/2039	10,000,000	9,990,400
Bucks County PA Water and Sewer Authority (Water & Sewer Revenue, AGM Insured) §	5.00	12/01/2026	2,400,000	2,787,312
Chester County PA Avon Grove Charter School Project Series A (Miscellaneous Revenue) §	5.65	12/15/2017	695,000	726,532
Chester County PA IDA Renaissance Academy Project Series A (Miscellaneous Revenue) §	5.63	10/01/2015	295,000	295,021
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue) §	6.10	07/01/2013	930,000	933,683
Harrisburg PA Authority Resource Recovery Facility Series D-1 (Resource Recovery Revenue, AGM Municipal Government Guaranteed Insured) §	5.25	12/01/2033	5,000,000	5,049,900
Harrisburg PA Authority Resources Guaranteed Subseries D-2 (Resource Recovery Revenue, AGM Insured) ±	5.00	12/01/2033	3,975,000	3,989,946
Johnstown PA School District (GO, State Aid Withholding Insured) §	5.00	08/01/2024	2,730,000	3,138,272
Lycoming County PA College Authority (Education Revenue) §	5.50	07/01/2026	3,000,000	3,492,780
Millcreek Richland Joint Authority Pennsylvania Series B (Water & Sewer Revenue, Radian Municipal Government Guaranty Insured) §	4.70	08/01/2017	565,000	622,901
Northampton County PA General Purpose Hospital Authority St. Lukes Hospital Project Series C (Health Revenue) ±	4.50	08/15/2032	1,170,000	1,277,968
Pennsylvania EDFA Waste Management Project (Resource Recovery Revenue) ±	2.63	12/01/2033	1,500,000	1,513,530
Pennsylvania Turnpike Commission (Transportation Revenue)	5.00	06/01/2017	325,000	374,472
Pennsylvania Turnpike Commission Series C (Transportation Revenue) ±	1.23	12/01/2014	5,000,000	5,029,800
Philadelphia IDA First Philadelphia Charter High Series A (Miscellaneous Revenue) §	5.30	08/15/2017	955,000	983,860
Philadelphia PA Authority for Industrial Development (Miscellaneous Revenue) §	7.00	05/01/2026	740,000	788,026
Philadelphia PA Eighteenth Series AGC (Utilities Revenue, Assured Guaranty Insured) §	5.25	08/01/2016	520,000	559,390
Philadelphia PA Gas Works 1998 General Ordinance Series A (Utilities Revenue)	5.00	08/01/2015	1,000,000	1,095,080
Philadelphia PA Gas Works 1998 General Ordinance Series A (Utilities Revenue)	5.00	08/01/2016	1,000,000	1,114,710
Philadelphia PA Gas Works 1998 General Ordinance Series A (Utilities Revenue)	5.25	08/01/2017	1,225,000	1,389,652
Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project (Miscellaneous Revenue) §	5.00	05/01/2016	360,000	363,103
Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project (Miscellaneous Revenue) §	6.25	05/01/2021	285,000	299,780
Philadelphia PA IDR Master Charter School (Miscellaneous Revenue) §	5.00	08/01/2020	840,000	877,531
Philadelphia PA School District (GO, State Aid Withholding Insured)	5.00	09/01/2021	2,200,000	2,533,300
Philadelphia PA School District Refunding Series 2010C (GO, State Aid Withholding Insured)	5.00	09/01/2018	8,065,000	9,196,439
Philadelphia PA Series A (GO)	5.00	09/15/2021	7,000,000	8,220,730
Pittsburgh PA Series A (GO)	4.00	09/01/2022	1,000,000	1,081,600
Pittsburgh PA Series A (GO)	5.00	09/01/2022	2,060,000	2,416,833
Pittsburgh PA Series A (GO) §	5.00	09/01/2023	3,810,000	4,433,659

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	17

Security Name	Interest Rate	Maturity Date	Principal	Value

Pennsylvania (continued)
Pittsburgh PA Series A (GO) §	5.00%	09/01/2026	$1,650,000	$1,853,148
Reading PA School District (GO, State Aid Withholding Insured)	5.00	04/01/2021	3,295,000	3,801,738

				91,888,196

Puerto Rico: 2.69%
Puerto Rico Electric Power Authority Series UU (Utilities Revenue, AGM Insured) ±	0.83	07/01/2029	4,000,000	2,834,640
Puerto Rico Electric Power Authority Series ZZ (Utilities Revenue)	5.25	07/01/2019	3,000,000	3,402,360
Puerto Rico HFA Sub-Capital Fund Modernization (Housing Revenue)	5.50	12/01/2017	2,000,000	2,307,480
Puerto Rico Highway Transportation (Tax Revenue, AGM Insured) §	4.95	07/01/2026	2,940,000	3,135,951
Puerto Rico PFOTER Series 4147 (Utilities Revenue, FSA, FGIC Insured, Dexia Credit Local LIQ) §±	1.00	07/01/2033	32,000,000	32,000,000

				43,680,431

Rhode Island: 0.81%
Providence RI Series A (GO, AGM Insured)	4.00	01/15/2018	2,115,000	2,267,513
Rhode Island Health & Educational Building Corporation (Miscellaneous Revenue, AGM Insured) §	5.00	05/15/2020	3,015,000	3,238,894
Rhode Island Health & Educational Building Corporation (Miscellaneous Revenue, AGM Insured) §	5.00	05/15/2021	2,670,000	2,850,492
Rhode Island Health & Educational Building Corporation Providence Public Schools Financing Program Series A (Miscellaneous Revenue, AGM Insured)	5.00	05/15/2015	2,060,000	2,247,357
Rhode Island Health & Educational Building Corporation Providence Public Schools Financing Program Series A (Miscellaneous Revenue, AGM Insured) §	5.00	05/15/2022	2,425,000	2,584,153

				13,188,409

South Carolina: 1.38%
Berkeley County SC Pollution Control Facilities Generating Company Project (Utilities Revenue) §	4.88	10/01/2014	1,000,000	1,060,830
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2013	21,103	20,321
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2014	22,075	19,538
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2015	23,869	19,118
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2016	26,606	12,440
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2017	35,996	15,407
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2018	39,781	15,465
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2019	43,307	15,481
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2020	47,106	15,756
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2021	55,876	17,179
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2022	59,087	17,040

18	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

South Carolina (continued)
Connector 2000 Association Incorporated CAB Series A-1 (Transportation Revenue) §¤	0.00%	01/01/2032	$1,100,104	$160,791
Connector 2000 Association Incorporated CAB Series A-1 (Transportation Revenue) §¤	0.00	01/01/2042	1,847,359	124,955
Connector 2000 Association Incorporated CAB Series A-1 (Transportation Revenue) §¤	0.00	07/22/2051	2,460,735	73,133
Connector 2000 Association Incorporated CAB Series B-1 (Transportation Revenue) §¤	0.00	01/01/2032	544,318	33,519
Connector 2000 Association Incorporated CAB Series B-1 (Transportation Revenue) §¤	0.00	07/22/2051	1,669,013	16,006
Kershaw County SC Public Schools Foundation Installment Power Revenue (Miscellaneous Revenue, AGC Insured) §	5.00	12/01/2020	900,000	1,008,486
Lee County SC School Facilities Incorporated Series 2006 (Miscellaneous Revenue, Radian Insured)	6.00	12/01/2016	740,000	845,110
McCormick County SC Health Care Center Project Prerefunded Balance (Health Revenue) §	8.00	03/01/2019	1,140,000	1,293,649
Piedmont SC Municipal Power Agency Series A-3 (Utilities Revenue) §	5.25	01/01/2019	3,500,000	4,066,440
South Carolina Education Assistance Authority Student Loan Series I (Education Revenue) §	5.00	10/01/2024	3,085,000	3,356,819
South Carolina Jobs EDA Improvement Palmetto Health (Health Revenue) ±	0.93	08/01/2039	1,980,000	1,961,032
South Carolina Transportation Infrastructure Series A (Miscellaneous Revenue, XLCA Insured) §	5.00	10/01/2022	6,450,000	7,083,777
South Carolina Transportation Infrastructure Series A (Miscellaneous Revenue, AMBAC Insured) §	5.25	10/01/2022	1,000,000	1,085,050

				22,337,342

South Dakota: 0.09%
Lower Brule Sioux Tribe South Dakota Series B (GO) §	5.25	05/01/2015	500,000	463,180
Rapid City SD Airport Project (Airport Revenue) §	6.25	12/01/2026	920,000	1,032,185

				1,495,365

Tennessee: 3.88%
Lewisburg TN Industrial Development Board Waste Management Incorporated Project (Resource Recovery Revenue) ±	2.50	07/01/2012	1,250,000	1,250,063
Municipal Energy Acquisition Corporation Tennessee Gas Revenue PUTTER Series 1578 (Utilities Revenue, JPMorgan Chase & Company LOC, JPMorgan Chase & Company LIQ) §±	0.42	12/01/2016	20,000,000	20,000,000
Municipal Energy Acquisition Corporation Tennessee Gas Revenue PUTTER Series 1579 (Utilities Revenue, JPMorgan Chase & Company LOC) §±	0.42	12/01/2016	15,000,000	15,000,000
Shelby County TN Health Educational & Housing Facilities Board Le Bonheur Children’s Medical Center Series D (Health Revenue, NATL-RE Insured) §	5.50	08/15/2019	725,000	849,809
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	09/01/2016	2,000,000	2,192,080
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	09/01/2017	2,140,000	2,380,515
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	09/01/2018	1,000,000	1,121,670
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	02/01/2015	1,165,000	1,232,535
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	02/01/2016	1,820,000	1,953,479
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	02/01/2018	675,000	723,904
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	02/01/2019	8,030,000	8,612,095
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	02/01/2020	7,100,000	7,620,714

				62,936,864

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	19

Security Name	Interest Rate	Maturity Date	Principal	Value

Texas: 6.58%
Arlington TX Special Obligation Dallas Cowboys Series A (Tax Revenue, NATL-RE Insured) §	5.00%	08/15/2034	$2,705,000	$2,814,039
Austin TX (Utilities Revenue, AGM-CR, NATL-RE Insured) §	5.25	05/15/2025	2,500,000	3,029,375
Austin TX (Utilities Revenue, NATL-RE Insured) §	5.25	05/15/2025	1,400,000	1,681,540
Austin TX Electric Utilities Systems (Utilities Revenue) §	5.00	11/15/2024	1,370,000	1,588,762
Central Texas Regional Mobility Authority (Transportation Revenue)	5.75	01/01/2019	1,310,000	1,451,244
Dallas Fort Worth TX International Airport Series A (Airport Revenue) §	5.00	11/01/2022	1,230,000	1,353,787
Eagle Pass TX International Bridges (Miscellaneous Revenue, AMBAC Insured) §	5.25	02/15/2014	1,120,000	1,154,485
Galveston TX Wharves & Terminal (Port Authority Revenue) §	5.00	02/01/2026	2,000,000	2,103,540
Harris County TX Flood Control District (GO) §	5.00	10/01/2023	530,000	630,207
Harris County TX Toll Road Project Series C (GO, AGM Insured)	5.25	08/15/2027	4,000,000	5,113,200
Houston TX Airport Senior Lien Series A (Airport Revenue) §	5.00	07/01/2025	1,000,000	1,114,110
Houston TX Higher Education Financial Corporation Series A (Miscellaneous Revenue) §	4.00	02/15/2022	450,000	451,769
Houston TX Utilities Systems Series A (Water & Sewer Revenue) §	5.25	11/15/2031	3,000,000	3,496,650
Midtown TX RDA (Tax Revenue, AMBAC Insured) §	5.00	01/01/2020	1,495,000	1,591,981
North Texas Health Facilities Development Corporation United Regional Health Care System (Health Revenue, AGM Insured)	5.00	09/01/2016	1,135,000	1,294,910
North Texas Higher Education Authority Incoming Student Loan Series A-2 (Education Revenue) ±	1.37	07/01/2030	10,395,000	10,271,403
Round Rock TX Transportation Systems Development Corporation (Tax Revenue, NATL-RE Insured) §	4.50	08/15/2020	1,000,000	1,061,620
SA Energy Acquisition Public Facility Corporation Texas (Utilities Revenue)	5.25	08/01/2016	1,000,000	1,102,210
SA Energy Acquisition Public Facility Corporation Texas (Utilities Revenue)	5.50	08/01/2019	1,450,000	1,628,945
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series A (Utilities Revenue)	5.25	12/15/2019	2,795,000	3,058,093
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series D (Utilities Revenue) §	5.63	12/15/2017	12,905,000	14,333,067
Texas Municipal Gas Acquisition & Supply Corporation Series A (Utilities Revenue) §±	1.01	09/15/2017	6,170,000	6,017,169
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) §±	0.65	09/15/2017	9,550,000	9,301,605
Texas Municipal Gas Acquisition & Supply Corporation Series D (Utilities Revenue) §	6.25	12/15/2026	2,500,000	2,935,375
Texas Municipal Gas Acquisition & Supply Corporation Sub Lien Series C (Utilities Revenue) ±	1.76	12/15/2026	735,000	552,389
Texas Private Activity Surface Transportation Corporation Project (Transportation Revenue) §	7.50	06/30/2032	2,000,000	2,486,220
Texas Private Activity Surface Transportation Corporation Project (Transportation Revenue) §	7.50	06/30/2033	2,000,000	2,486,220
Texas Private Activity Surface Transportation Corporation Senior Lien Note Mobility (Transportation Revenue) §	7.50	12/31/2031	3,500,000	4,305,105
Texas SA Energy Acquisition Public Facility Corporation (Utilities Revenue)	5.25	08/01/2015	1,265,000	1,351,374
Texas State PFA Charter School Kipp Incorporated Series A (Miscellaneous Revenue, ACA Insured) §	4.50	02/15/2016	855,000	878,632
Texas State PFA Cosmos Foundation Series A (Miscellaneous Revenue) §	5.00	02/15/2018	755,000	799,137
Texas State PFA Uplift Education Series A (Miscellaneous Revenue) §	5.00	12/01/2012	150,000	151,130
Texas State Womans University Financing System (Education Revenue)	4.00	07/01/2020	1,555,000	1,752,734
Texas State Womans University Financing System (Education Revenue) §	4.00	07/01/2022	1,670,000	1,843,931
Tomball TX Independent School District Refunding School Building (GO, PSF-Guaranteed Insured) ¤	0.00	02/15/2015	825,000	809,309

20	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Texas (continued)
University of Houston Texas (Education Revenue) §	5.00%	02/15/2024	$2,600,000	$3,007,550
University of Houston Texas Series B (Education Revenue)	5.25	07/01/2026	5,160,000	6,710,580
Waco TX Health Facilities Development Corporation Hillcrest System Project Series A (Health Revenue, NATL-RE, FHA Insured)	5.00	08/01/2016	920,000	1,029,554

				106,742,951

Utah: 0.36%
Intermountain Power Agency Utah Series A (Utilities Revenue, AGM Insured) §	5.00	07/01/2018	3,700,000	3,862,208
Utah County UT Lakeview Academy Series A (Miscellaneous Revenue) §	5.35	07/15/2017	675,000	681,210
Utah County UT Lincoln Academy Series A (Miscellaneous Revenue) §144A	5.45	06/15/2017	340,000	338,681
West Valley City UT Charter School Monticello Academy (Miscellaneous Revenue) §144A	6.38	06/01/2037	955,000	900,527

				5,782,626

Vermont: 0.12%
Burlington VT Airport Authority (Airport Revenue) §	6.50	12/15/2012	1,900,000	1,900,855

Virgin Islands: 1.06%
Virgin Islands PFA (Tax Revenue) §	5.25	10/01/2029	2,040,000	2,151,588
Virgin Islands PFA (Miscellaneous Revenue) §	6.75	10/01/2019	3,000,000	3,495,360
Virgin Islands PFA Matching Fund Loan Notes Diago Series A (Miscellaneous Revenue) §	6.00	10/01/2014	500,000	543,645
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10/01/2017	5,000,000	5,497,950
Virgin Islands PFA Sub Matching Fund Loan Notes Series A (Tax Revenue) §	5.00	10/01/2025	5,000,000	5,432,550

				17,121,093

Virginia: 0.20%
Marquis VA CDA CAB Series C (Tax Revenue) ¤	0.00	09/01/2041	1,772,000	170,360
Marquis VA CDA Series B (Tax Revenue) §	5.63	09/01/2041	1,274,000	1,093,589
Reynolds Crossing CDA VA Reynolds Crossing Project (Miscellaneous Revenue) §	5.10	03/01/2021	693,000	704,081
Virginia State College Building Authority Regent University Project (Education Revenue)	5.00	06/01/2013	55,000	56,847
Virginia State College Building Authority Regent University Project (Education Revenue)	5.00	06/01/2015	210,000	228,167
Watkins Centre VA CDA (Miscellaneous Revenue) §	5.40	03/01/2020	989,000	1,016,623

				3,269,667

Washington: 0.80%
Goat Hill Properties WA Government Office Building Project (Miscellaneous Revenue, NATL-RE, County Guaranty Insured) §	5.00	12/01/2021	1,410,000	1,501,847
Grant County WA Public Utility District # 2 Priest Rapids Series A (Utilities Revenue, NATL-RE, FGIC Insured) §	5.00	01/01/2023	345,000	387,721
Skagit County WA Public Hospital District #1 (GO)	5.00	12/01/2023	3,930,000	4,686,957
TES Properties Washington (Miscellaneous Revenue) §	5.00	12/01/2024	1,480,000	1,665,133
TES Properties Washington (Miscellaneous Revenue) §	5.50	12/01/2029	1,400,000	1,571,682
Washington State HEFAR Pacific Lutheran University (Education Revenue, Radian Insured)	5.00	11/01/2013	800,000	830,480
Washington State HEFAR Pacific Lutheran University (Education Revenue, Radian Insured)	5.00	11/01/2014	1,105,000	1,169,156

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	21

Security Name	Interest Rate	Maturity Date	Principal	Value

Washington (continued)
Washington State HEFAR Whitworth University Project (Education Revenue, US Bank NA Insured)	5.00%	10/01/2015	$1,010,000	$1,091,396

				12,904,372

West Virginia: 0.21%
West Virginia EDA PCR Appalachian Power Company Amos Series C (Utilities Revenue) §	4.85	05/01/2019	2,000,000	2,076,200
West Virginia School Building Authority (Miscellaneous Revenue) §	5.25	07/01/2020	1,100,000	1,325,159

				3,401,359

Wisconsin: 1.15%
Kenosha WI Unified School District #1 Series A (Education Revenue)	4.50	04/01/2015	1,620,000	1,767,598
Wisconsin HEFA (Health Revenue, AMBAC Insured) §	5.50	02/15/2019	1,000,000	1,107,000
Wisconsin HEFA Aurora Healthcare Incorporated Series 10-C (Health Revenue) ±	0.50	07/02/2012	5,000,000	5,000,000
Wisconsin HEFA Bell Tower Residence Project (Health Revenue, Allied Irish Bank plc LOC) §	4.75	07/01/2015	890,000	947,636
Wisconsin HEFA Mercy Alliance Incorporated Project Series A (Health Revenue) §	5.00	06/01/2019	3,000,000	3,181,290
Wisconsin HEFA Series A (Health Revenue)	5.00	07/15/2021	3,500,000	4,021,850
Wisconsin HEFA Series M (Health Revenue, NATL-RE Insured) §±(m)(a)(n)	0.54	06/01/2019	2,650,000	2,466,245
Wisconsin Housing & EDA Series E (GO of Authority Insured)	4.00	05/01/2013	20,000	20,546
Wisconsin Housing & EDA Series E (GO of Authority Insured)	4.15	05/01/2015	210,000	225,309

				18,737,474

Total Municipal Obligations (Cost $1,555,244,074)				1,637,006,826

	Yield		Shares

Short-Term Investments: 0.41%

Investment Companies: 0.41%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)	0.01		6,603,324	$6,603,324

Total Short-Term Investments (Cost $6,603,324)				6,603,324

Total Investments in Securities
(Cost $1,561,847,398) *	101.34%	1,643,610,150
Other Assets and Liabilities, Net	(1.34)	(21,677,085)

Total Net Assets	100.00%	$1,621,933,065

22	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of Investments—June 30, 2012

§	These securities are subject to a demand feature which reduces the effective maturity.

±	Variable rate investment

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

%%	Security issued on a when-issued basis

¤	Security issued in zero coupon form with no periodic interest payments.

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,561,834,307 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$86,553,322
Gross unrealized depreciation	(4,777,479)

Net unrealized appreciation	$81,775,843

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Municipal Bond Fund	1

Security Name	Interest Rate	Maturity Date	Principal	Value

Municipal Obligations: 102.15%

Alabama: 0.27%
Jefferson County AL Limited Obligation School District Series A (Tax Revenue) §	5.25%	01/01/2020	$3,000,000	$2,977,980
Jefferson County AL Limited Obligation Series A (Tax Revenue, AGM-CR Insured) §	5.25	01/01/2018	775,000	776,899
Jefferson County AL Limited Obligation Subseries A-1 (Tax Revenue, AMBAC Insured) §±(m)(n)	0.67	01/01/2027	1,675,000	1,088,750
Jefferson County AL Limited Obligation Subseries A-2 (Tax Revenue, AMBAC Insured) §±(m)(n)	0.67	01/01/2027	2,350,000	1,527,500
Jefferson County AL Limited Obligation Subseries A-3 (Tax Revenue, AMBAC Insured) §±(m)(n)	0.67	01/01/2027	2,175,000	1,413,750

				7,784,879

Alaska: 1.54%
Alaska Industrial Development & Export Authority Lake Dorothy Hydro-Electric Project (Utilities Revenue, AMBAC Insured) §	5.25	12/01/2021	3,000,000	3,002,040
Alaska State Housing Finance Corporation Series B (Housing Revenue, Landesbank Baden-Wuerttemberg SPA) §±	0.38	12/01/2041	16,000,000	16,000,000
Alaska State Housing Finance Corporation Series D (Housing Revenue, Landesbank Baden-Wuerttemberg SPA Insured) §±	0.41	12/01/2041	25,000,000	25,000,000

				44,002,040

Arizona: 3.49%
Arizona Health Facilities Authority Banner Health Series B (Health Revenue) §±	1.12	01/01/2037	69,495,000	50,199,018
Arizona Health Facilities Authority Phoenix Children’s Hospital Series A (Health Revenue) §±	1.18	02/01/2042	8,735,000	8,242,608
Arizona Health Facilities Authority Phoenix Children’s Hospital Series B (Health Revenue) §±	1.03	02/01/2042	4,045,000	3,831,990
Arizona School Facilities Board Revenue Refunding State School Trust (Miscellaneous Revenue, AMBAC Insured)	5.00	07/01/2017	1,865,000	2,072,519
Arizona School Facilities Board Revenue Refunding State School Trust (Miscellaneous Revenue, AMBAC Insured)	5.00	07/01/2018	1,690,000	1,871,557
Fort McDowell AZ Yavapai Nation Gaming (Miscellaneous Revenue) §	7.75	05/01/2024	13,000,000	13,303,680
Maricopa County AZ Stadium Project (Miscellaneous Revenue, AMBAC Insured) §	5.38	06/01/2017	2,770,000	2,744,073
Pima County AZ IDA Acclaim Charter School Project (Miscellaneous Revenue) §	5.60	12/01/2016	600,000	603,420
Pima County AZ IDA Global Water Resources LLC Project (Water & Sewer Revenue) §	5.45	12/01/2017	100,000	103,782
Pima County AZ IDA Series A (Miscellaneous Revenue) §	7.75	07/01/2035	7,515,000	8,039,472
Pima County AZ IDA Series A (Miscellaneous Revenue) §	8.13	07/01/2041	4,435,000	4,811,931
Tempe AZ IDA Friendship Village Project Series A (Health Revenue)	5.25	12/01/2020	1,000,000	1,066,500
Tempe AZ IDA Friendship Village Project Series A (Health Revenue)	5.38	12/01/2021	1,000,000	1,064,190
Tempe AZ IDA Friendship Village Project Series A (Health Revenue) §	5.50	12/01/2022	1,000,000	1,061,860
Verrado AZ Community Facilities District # 1 GO (Tax Revenue) §	6.00	07/15/2013	730,000	749,148

				99,765,748

2	Wells Fargo Advantage Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

California: 16.94%
Access to Loans for Learning Student Loan Corporation California Student Loan Program Series D2 (Education Revenue, Guaranteed Student Loans Insured) §	7.85%	07/01/2025	$2,500,000	$2,417,275
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, AMBAC Insured) ¤	0.00	10/01/2018	9,180,000	7,185,278
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, AMBAC Insured) ¤	0.00	10/01/2019	12,000,000	8,847,480
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, AMBAC Insured) ¤	0.00	10/01/2020	7,250,000	5,027,875
Alameda County CA COP (Miscellaneous Revenue, NATL-RE Insured) ¤	0.00	06/15/2019	1,400,000	972,916
Alhambra CA Unified School District CAB Election 2008 Series B (GO, AGM Insured) ¤	0.00	08/01/2031	2,175,000	795,811
Alhambra CA Unified School District CAB Election 2008 Series B (GO, AGM Insured) ¤	0.00	08/01/2032	3,795,000	1,299,636
Alhambra CA Unified School District CAB Election 2008 Series B (GO, AGM Insured) ¤	0.00	08/01/2034	5,000,000	1,529,800
Alhambra CA Unified School District CAB Election 2008 Series B (GO, AGM Insured) ¤	0.00	08/01/2035	6,700,000	1,956,065
Alhambra CA Unified School District CAB Series B (GO, Assured Guaranty Insured) ¤	0.00	08/01/2031	7,500,000	2,820,225
Bass Lake CA Unified Elementary School District CAB (GO, AGM Insured) ¤	0.00	08/01/2037	1,305,000	358,209
Bass Lake CA Unified Elementary School District CAB (GO, AGM Insured) ¤	0.00	08/01/2038	1,900,000	478,021
Bass Lake CA Unified Elementary School District CAB (GO, AGM Insured) ¤	0.00	08/01/2039	2,005,000	459,887
California Foothill/Eastern Transportation Corridor Agency (Transportation Revenue, NATL-RE Insured) §¤	0.00	01/15/2018	2,300,000	1,689,212
California HFA MFHR Series B (Housing Revenue, AMBAC, FHA Insured) §	6.05	08/01/2016	560,000	560,918
California HFFA Community Program for Persons with Developmental Disabilities Series 2011-A (Miscellaneous Revenue, California Mortgages Insured) §	6.25	02/01/2026	2,400,000	2,777,448
California HFFA Providence Health Services Series C (Health Revenue) 144A(h)	6.50	10/01/2038	10,050,000	11,810,258
California Public Works Department of General Services Buildings 8 & 9A (Miscellaneous Revenue) §	6.25	04/01/2034	4,000,000	4,677,400
California State DWR Center Valley Project Series AL (Water & Sewer Revenue) %%	5.00	12/01/2019	5,000,000	6,175,100
California State DWR Center Valley Project Series AM (Water & Sewer Revenue) %%	5.00	12/01/2020	3,000,000	3,618,870
California State DWR Center Valley Project Series AM (Water & Sewer Revenue) %%	5.00	12/01/2021	4,000,000	4,860,840
California State DWR Center Valley Project Series AM (Water & Sewer Revenue) %%	5.00	12/01/2022	6,500,000	7,961,330
California State DWR Center Valley Project Series AM (Water & Sewer Revenue) §%%	5.00	12/01/2023	16,905,000	20,571,187
California Statewide CDA Catholic Health Care West Series D (Health Revenue) §	5.50	07/01/2031	1,690,000	1,857,800
California Statewide CDA Front Porch Communities & Services Project Series B (Health Revenue, Sovereign Bank NA) §±	1.46	04/01/2037	10,000,000	10,000,000
California Statewide CDA School Facility Aspire Public Schools (Miscellaneous Revenue) §	5.00	07/01/2020	1,000,000	1,001,650
California Statewide CDA Sutter Health Series A (Health Revenue) §	6.00	08/15/2042	4,900,000	5,771,220
Cerritos CA Community College District CAB Election 2004 Series D (GO) ¤	0.00	08/01/2023	500,000	312,595
Cerritos CA Community College District CAB Election 2004 Series D (GO) ¤	0.00	08/01/2024	750,000	443,003

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Municipal Bond Fund	3

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Cerritos CA Community College District CAB Election 2004 Series D (GO) ¤	0.00%	08/01/2027	$1,000,000	$487,410
Cerritos CA Community College District CAB Election 2004 Series D (GO) ¤	0.00	08/01/2028	1,040,000	478,036
Colton CA Unified School District CAB Series B (GO, AGM Insured) ¤	0.00	08/01/2031	1,000,000	376,030
Colton CA Unified School District CAB Series B (GO, AGM Insured) ¤	0.00	08/01/2032	1,000,000	352,390
Colton CA Unified School District CAB Series B (GO, AGM Insured) ¤	0.00	08/01/2033	1,000,000	332,500
Colton CA Unified School District CAB Series B (GO, AGM Insured) §¤	0.00	08/01/2037	15,000,000	3,892,350
Compton CA Community College District CAB Election 2002 Series C (GO) ¤	0.00	08/01/2032	2,515,000	733,324
Compton CA Community College District CAB Election 2002 Series C (GO) ¤	0.00	08/01/2033	2,000,000	548,460
Compton CA Community College District CAB Election 2002 Series C (GO) ¤	0.00	08/01/2036	510,000	113,184
Corona-Norca CA Unified School District CAB Election 2006 Series C (GO, AGM Insured) §¤	0.00	08/01/2039	2,920,000	2,710,432
Elk Grove CA Unified School District Special Tax Refunding Community Facilities District Project (Tax Revenue, AMBAC Insured) §	6.50	12/01/2024	500,000	575,775
Escondido CA Unified School District CAB Series A (GO, Assured Guaranty Insured) ¤	0.00	08/01/2029	5,340,000	2,338,760
Gilroy CA Unified School District CAB Series A (GO, Assured Guaranty Insured) ¤	0.00	08/01/2032	9,800,000	3,460,184
Golden West School Financing Authority CAB Series A (Miscellaneous Revenue, NATL-RE Insured) §¤	0.00	08/01/2019	2,650,000	1,730,106
Golden West School Financing Authority CAB Series A (Miscellaneous Revenue, NATL-RE Insured) §¤	0.00	08/01/2020	2,755,000	1,671,762
Grossmont CA Union High School District CAB Election 2004 (GO) ¤	0.00	08/01/2024	4,000,000	2,456,800
Grossmont CA Union High School District CAB Election 2004 (GO) ¤	0.00	08/01/2025	2,060,000	1,193,008
Grossmont CA Union High School District CAB Election 2004 (GO) ¤	0.00	08/01/2026	4,770,000	2,551,664
Grossmont CA Union High School District CAB Election 2004 (GO) ¤	0.00	08/01/2027	4,955,000	2,415,117
Hawthorne CA School District CAB Series C (GO, NATL-RE Insured) ¤	0.00	11/01/2025	1,265,000	615,283
Little Lake CA City School District CAB Series D (GO) ¤	0.00	07/01/2027	1,265,000	662,228
Little Lake CA City School District CAB Series D (GO) ¤	0.00	07/01/2029	1,170,000	551,690
M-S-R Energy Authority California Series B (Utilities Revenue) §	6.13	11/01/2029	30,000,000	35,072,400
M-S-R Energy Authority California Series B (Utilities Revenue) §	6.50	11/01/2039	7,000,000	8,543,150
M-S-R Energy Authority California Series C (Utilities Revenue) §	7.00	11/01/2034	5,455,000	7,080,263
Madera County CA COP Valley Children’s Hospital (Health Revenue, NATL-RE Insured) §	6.50	03/15/2015	345,000	369,526
Merced CA City School District CAB (GO, NATL-RE, FGIC Insured) ¤	0.00	08/01/2024	1,375,000	804,526
Merced CA Union High School District CAB Series A (GO, NATL-RE, FGIC Insured) ¤	0.00	08/01/2020	1,695,000	1,314,676
Modesto CA High School District CAB Series A (GO, NATL-RE, FGIC Insured) ¤	0.00	08/01/2024	2,215,000	1,360,453
Morongo Band of Mission Indians California Enterprise Casino Series B (Miscellaneous Revenue) §144A	6.50	03/01/2028	2,000,000	2,070,940
Northern California Gas Authority # 1 Index Series B (Utilities Revenue) §±	0.91	07/01/2017	13,560,000	12,442,114
Northern California Gas Authority #1 (Utilities Revenue) §±	0.94	07/01/2019	13,265,000	11,011,807
Northern California Gas Authority #1 (Utilities Revenue) §±	1.03	07/01/2027	40,960,000	29,656,269
Norwalk-La Mirada CA Unified School District CAB Election 2002 Series E (GO, Assured Guaranty Insured) ¤	0.00	08/01/2030	195,000	78,002
Oak Grove CA School District CAB Series A (GO) ¤	0.00	08/01/2027	6,250,000	3,151,375
Oak Grove CA School District CAB Series A (GO) ¤	0.00	08/01/2029	6,650,000	2,912,501
Oakland CA Unified School District Alameda County Election 2006 Series A (GO) §	6.50	08/01/2024	1,000,000	1,175,670
Oakland CA Unified School District Alameda County Election 2006 Series A (GO) §	6.13	08/01/2029	5,000,000	5,604,150

4	Wells Fargo Advantage Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Ontario Montclair CA School District CAB (GO, Assured Guaranty Insured) ¤	0.00%	08/01/2028	$1,500,000	$727,335
Ontario Montclair CA School District CAB (GO, Assured Guaranty Insured) ¤	0.00	08/01/2030	2,000,000	781,900
Palo Alto CA Unified School District CAB Election 2008 (GO) ¤	0.00	08/01/2031	8,525,000	3,812,806
Palomar CA College District CAB Election 2006 Series B (GO) ¤	0.00	08/01/2024	5,125,000	3,147,775
Palomar CA College District CAB Election 2006 Series B (GO) ¤	0.00	08/01/2025	2,000,000	1,158,260
Palomar CA College District CAB Election 2006 Series B (GO) ¤	0.00	08/01/2027	1,720,000	857,076
Palomar CA College District CAB Election 2006 Series B (GO) ¤	0.00	08/01/2028	2,420,000	1,122,904
Palomar CA College District CAB Election 2006 Series B (GO) ¤	0.00	08/01/2029	3,345,000	1,465,010
Palomar CA College District CAB Election 2006 Series B (GO) ¤	0.00	08/01/2032	1,740,000	630,193
Palomar CA Pomerado Health CAB Election 2004 (GO) ¤	0.00	08/01/2039	18,915,000	4,178,134
Palomar CA Pomerado Health CAB Election 2004 Series A (GO, NATL-RE Insured) ¤	0.00	08/01/2019	4,340,000	3,443,226
Palomar CA Pomerado Health CAB Election 2004 Series A (GO) ¤	0.00	08/01/2038	10,000,000	2,352,200
Palomar CA Pomerado Health CAB Election 2004 Series B (GO) ¤	0.00	08/01/2034	12,575,000	3,710,254
Palomar CA Pomerado Health CAB Election 2004 Series B (GO) ¤	0.00	08/01/2035	13,880,000	3,903,889
Palomar CA Pomerado Health CAB Election 2004 Series B (GO) ¤	0.00	08/01/2036	6,615,000	1,758,201
Palomar CA Pomerado Health CAB Election 2004 Series B (GO) ¤	0.00	08/01/2037	5,000,000	1,248,950
Palomar CA Pomerado Health PFOTER Series 4683 (GO, NATL-RE Insured, Bank of America NA LIQ) §±144A	0.54	08/01/2037	31,250,000	31,250,000
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	03/01/2027	2,095,000	1,025,293
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	03/01/2028	4,450,000	2,049,092
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	03/01/2029	4,520,000	1,926,831
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	03/01/2030	6,725,000	2,691,278
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	03/01/2031	2,185,000	821,232
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	03/01/2032	2,000,000	705,160
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	03/01/2033	4,295,000	1,430,407
Port Hueneme CA Redevelopment Agency Central Community Project (Tax Revenue, AMBAC Insured) §	5.50	05/01/2014	625,000	633,288
Rialto CA Unified School District CAB Series A (GO, NATL-RE, FGIC Insured) §¤	0.00	06/01/2025	11,185,000	5,774,592
Richmond CA Joint Powers Financing Authority Civic Center Project Series A (Miscellaneous Revenue, Assured Guaranty Insured) §	5.88	08/01/2037	2,925,000	3,279,656
Richmond CA Joint Powers Financing Authority Point Potrero Series A (Miscellaneous Revenue) §	6.25	07/01/2024	5,420,000	6,081,294
Sacramento County CA Sanitation Districts Financing Authority Class A (Water & Sewer Revenue, Societe Generale LOC & LIQ, FGIC Insured) §±##	0.35	12/01/2035	26,600,000	26,600,000
Sacramento County CA Sanitation Districts Financing Authority Regulation Series B (Water & Sewer Revenue, NATL-RE, FGIC Insured) §±	0.84	12/01/2035	24,000,000	16,714,320
San Bernardino CA Unified School District CAB Series D (GO, AGM Insured) ¤	0.00	08/01/2035	5,900,000	1,702,504
San Bernardino CA Unified School District CAB Series D (GO, AGM Insured) ¤	0.00	08/01/2036	5,000,000	1,332,400
San Buenaventura CA Community Mental Health System (Health Revenue)	6.00	12/01/2019	1,040,000	1,170,270
San Buenaventura CA Community Mental Health System (Health Revenue)	6.25	12/01/2020	2,000,000	2,297,420
San Buenaventura CA Community Mental Health System (Health Revenue)	6.50	12/01/2021	2,585,000	3,037,013
San Buenaventura CA Community Mental Health System (Health Revenue) §	6.50	12/01/2022	2,500,000	2,918,075
San Diego CA Unified School District CAB Series A (GO) ¤	0.00	07/01/2027	2,350,000	1,175,517
San Diego CA Unified School District CAB Series A (GO) ¤	0.00	07/01/2028	2,800,000	1,304,380
San Diego CA Unified School District CAB Series A (GO) ¤	0.00	07/01/2029	1,830,000	804,724

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Municipal Bond Fund	5

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
San Diego CA Unified School District CAB Series A (GO) ¤	0.00%	07/01/2030	$3,085,000	$1,279,072
San Diego CA Unified School District CAB Series C (GO) ¤	0.00	07/01/2030	2,750,000	1,140,178
San Diego CA Unified School District CAB Series C (GO) ¤	0.00	07/01/2031	2,000,000	775,140
San Diego CA Unified School District CAB Series C (GO) ¤	0.00	07/01/2032	1,500,000	537,120
San Diego CA Unified School District CAB Series C (GO) ¤	0.00	07/01/2033	1,000,000	338,080
San Diego CA Unified School District CAB Series C (GO) ¤	0.00	07/01/2034	2,000,000	636,660
San Diego CA Unified School District CAB Series C (GO) ¤	0.00	07/01/2035	1,500,000	455,325
San Diego CA Unified School District CAB Series C (GO) ¤	0.00	07/01/2036	14,395,000	4,119,849
San Jose CA Unified Elementary School District CAB (GO, Assured Guaranty Insured) ¤	0.00	08/01/2025	2,570,000	1,505,660
San Jose CA Unified Elementary School District CAB (GO, Assured Guaranty Insured) ¤	0.00	08/01/2026	6,635,000	3,588,672
San Jose CA Unified Elementary School District CAB (GO, Assured Guaranty Insured) ¤	0.00	08/01/2027	6,130,000	3,090,869
San Rafael CA City High School District CAB Series B (GO, NATL-RE, FGIC Insured) ¤	0.00	08/01/2025	2,905,000	1,646,147
Santa Ana CA Finance Authority Police Administrative & Holding Facilities Project Series A (Miscellaneous Revenue, NATL-RE Insured)	6.25	07/01/2015	300,000	333,300
Santa Monica CA Community College District 2002 Election Series E (GO) ¤	0.00	08/01/2023	2,285,000	1,541,552
Santa Monica CA Community College District 2002 Election Series E (GO) ¤	0.00	08/01/2024	2,265,000	1,422,850
Santa Monica CA Community College District 2002 Election Series E (GO) ¤	0.00	08/01/2025	2,165,000	1,283,109
Santa Monica CA Community College District 2002 Election Series E (GO) ¤	0.00	08/01/2026	1,525,000	845,567
South Pasadena CA Unified School District CAB (GO) ¤	0.00	08/01/2029	425,000	183,978
Southern California Public Power Authority Southern Transmission Series A (Utilities Revenue, AGM Insured, Bank of America NA SPA) §±	0.35	07/01/2021	10,000,000	10,000,000
Stockton CA Unified School District Election 2008 Series D (GO, AGM Insured) ¤	0.00	08/01/2036	6,420,000	1,565,132
Student Education Loan Marketing Corporation California Series IV D1 (Education Revenue, Guaranteed Student Loans Insured) §	5.88	01/01/2018	4,975,000	4,480,833
Sylvan CA Unified School District CAB (GO, AGM Insured) ¤	0.00	08/01/2037	1,085,000	289,923
Tahoe-Truckee CA Unified School District CAB #2-A (GO, NATL-RE, FGIC Insured) ¤	0.00	08/01/2024	2,965,000	1,784,811
Union Elementary School District California CAB Series A (GO, NATL-RE, FGIC Insured) ¤	0.00	09/01/2019	1,750,000	1,430,258
Union Elementary School District California CAB Series A (GO, NATL-RE, FGIC Insured) ¤	0.00	09/01/2022	1,610,000	1,130,075
Union Elementary School District California CAB Series A (GO, NATL-RE, FGIC Insured) ¤	0.00	09/01/2024	2,800,000	1,767,164
West Contra Costa CA Unified School District 2005 Series C-1 (GO, Assured Guaranty Insured) ¤	0.00	08/01/2028	11,355,000	5,042,188
West Contra Costa CA Unified School District 2005 Series C-1 (GO, Assured Guaranty Insured) ¤	0.00	08/01/2029	1,690,000	705,254
West Contra Costa CA Unified School District 2005 Series C-1 (GO, Assured Guaranty Insured) ¤	0.00	08/01/2032	10,000,000	3,423,300
West Contra Costa CA Unified School District CAB Series D-2 (GO, AGM Insured) ¤	0.00	08/01/2036	20,000,000	5,419,000
Wiseburn CA School District CAB 2010 Election Series B (GO, AGM Insured) §¤	0.00	08/01/2034	2,000,000	605,120

				484,520,669

6	Wells Fargo Advantage Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Colorado: 2.18%
Colorado E-470 Public Highway Authority (Transportation Revenue, NATL-RE Insured) ¤	0.00%	09/01/2020	$9,900,000	$7,084,440
Colorado E-470 Public Highway Authority CAB Series B (Transportation Revenue, NATL-RE Insured) ¤	0.00	09/01/2020	7,755,000	5,549,478
Colorado E-470 Public Highway Authority CAB Series B (Transportation Revenue, NATL-RE Insured) ¤	0.00	09/01/2022	4,500,000	2,841,795
Colorado ECFA Charter School American Academy Project (Miscellaneous Revenue, Moral Obligation Insured) §	7.13	12/01/2033	2,200,000	2,657,666
Colorado ECFA Charter School Banning Lewis (Miscellaneous Revenue) §144A	6.13	12/15/2035	4,230,000	4,190,915
Colorado ECFA Charter School Community Leadership (Miscellaneous Revenue) §	5.75	07/01/2019	1,165,000	1,149,191
Colorado ECFA Charter School Monument Academy Project (Miscellaneous Revenue) §	5.50	10/01/2017	335,000	349,227
Colorado ECFA Charter School Monument Academy Project Series A (Miscellaneous Revenue) §	7.25	10/01/2039	500,000	539,560
Colorado ECFA Charter School Series A (Miscellaneous Revenue) §	6.25	11/01/2040	785,000	890,088
Colorado ECFA Charter School Series B (Miscellaneous Revenue) §	7.25	11/01/2034	4,330,000	4,768,586
Colorado ECFA Twin Peaks Charter Academy (Miscellaneous Revenue, Moral Obligations Insured) §	6.50	03/15/2043	1,290,000	1,422,844
Colorado ECFA Union Colony Charter School Project (Miscellaneous Revenue) §144A	5.75	12/01/2037	4,175,000	3,951,178
Colorado HFA Catholic Health Initiatives Series D (Health Revenue) §	6.25	10/01/2033	4,000,000	4,679,040
Colorado HFA Series A2 (Housing Revenue, NATL-RE, IBC Insured) §	6.50	08/01/2031	505,000	516,489
Colorado HFA Series B2 (Housing Revenue) §	7.10	04/01/2017	85,000	89,280
Colorado HFA Series B3 (Housing Revenue, AGM-CR Insured) §	6.70	08/01/2017	395,000	421,252
Colorado HFA SFHR Series D-2 (Housing Revenue) §	6.90	04/01/2029	180,000	188,091
Colorado PFA Charter School Highline Academy Project (Miscellaneous Revenue) §	6.25	12/15/2020	475,000	515,888
Colorado PFA Charter School Highline Academy Project (Miscellaneous Revenue) §	6.75	12/15/2025	455,000	495,140
Colorado PFA Charter School Highline Academy Project (Miscellaneous Revenue) §	7.38	12/15/2040	3,905,000	4,338,572
Denver CO Health & Hospital Authority Health Care Series A (Health Revenue) §	5.00	12/01/2017	3,655,000	4,004,235
Denver CO Health & Hospital Authority Health Care Series A (Health Revenue) §	5.00	12/01/2020	3,730,000	4,002,812
Eagle County CO Airport Terminal Corporation Airport Terminal Improvement Project Series A (Airport Revenue) §	5.15	05/01/2017	1,825,000	1,852,777
Eagle County CO Airport Terminal Corporation Airport Terminal Improvement Project Series B (Airport Revenue) §	5.05	05/01/2015	310,000	314,520
Eagle County CO Airport Terminal Corporation Airport Terminal Improvement Project Series B (Airport Revenue) §	5.25	05/01/2020	290,000	289,223
Larimer County CO School District # 1 (GO, NATL-RE, IBC Insured) §	7.00	12/15/2016	2,250,000	2,744,505
Public Authority for Colorado Energy Natural Gas (Utilities Revenue) §	5.75	11/15/2018	2,210,000	2,473,410

				62,320,202

Connecticut: 0.78%
Connecticut HEFA Eastern Connecticut Health Network Series A (Health Revenue, Radian Insured) §	6.38	07/01/2016	900,000	902,277
Connecticut HEFA University of Hartford Series G (Education Revenue, Radian Insured) §	5.25	07/01/2026	490,000	509,335

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Municipal Bond Fund	7

Security Name	Interest Rate	Maturity Date	Principal	Value

Connecticut (continued)
Connecticut HFA Special Needs Housing Series 2 (Health Revenue, AMBAC Insured) §	5.25%	06/15/2022	$2,000,000	$2,022,720
Connecticut State GO Series A (Tax Revenue) §±	1.28	04/15/2019	4,050,000	4,098,965
Connecticut State GO Series A (Tax Revenue) §±	1.43	04/15/2020	5,900,000	5,937,996
Eastern Connecticut Resource Recovery Authority Solid Waste Wheelabrator Lisbon Incorporated Project Series A (Resource Recovery Revenue) §	5.50	01/01/2014	3,755,000	3,768,105
Eastern Connecticut Resource Recovery Authority Solid Waste Wheelabrator Lisbon Incorporated Project Series A (Resource Recovery Revenue) §	5.50	01/01/2015	5,000,000	5,015,750
New Haven CT Escrowed to Maturity Series C (GO, NATL-RE Insured) §	5.00	11/01/2019	5,000	5,130

				22,260,278

District of Columbia: 0.51%
District of Columbia Cesar Chavez Public Charter School (Miscellaneous Revenue) §	6.50	11/15/2021	6,095,000	6,533,109
District of Columbia HFA SFHR Series B (Housing Revenue, GNMA/FNMA Insured) §	5.85	12/01/2018	550,000	552,096
District of Columbia Population Services International (Miscellaneous Revenue, SunTrust Bank LOC) §±	0.47	11/01/2042	5,000,000	5,000,000
District of Columbia Water & Sewer Authority Public Utilities Series A (Water & Sewer Revenue) §	6.00	10/01/2035	2,000,000	2,424,880

				14,510,085

Florida: 4.69%
Broward County FL Professional Sports Facilities Project Series A (Tax Revenue, AMBAC Insured) §	5.00	09/01/2021	2,200,000	2,389,244
Broward County FL School Board COP (Miscellaneous Revenue, AGM Insured, Bank of America NA SPA) §±	0.55	07/01/2021	7,340,000	7,340,000
Championsgate FL Community Development District Capital Improvement Series A (Miscellaneous Revenue) §	6.25	05/01/2020	1,905,000	1,834,096
Cityplace FL Community Development District (Miscellaneous Revenue)	5.00	05/01/2022	1,000,000	1,125,670
Cityplace FL Community Development District (Miscellaneous Revenue) §	5.00	05/01/2026	2,000,000	2,199,000
Collier County FL School Board Refunding COP (Miscellaneous Revenue, AGM Insured)	5.25	02/15/2021	1,000,000	1,198,890
Connerton FL West Community Development District Series B (Miscellaneous Revenue) (m)(n)(s)	5.13	05/01/2016	3,275,000	1,252,851
Escambia County FL Health Facilities Authority Ascension Health Series C (Health Revenue) §	5.75	11/15/2032	5,000,000	5,096,000
Florida Housing Finance Corporation Journet Place Apartments Series 1 (Housing Revenue) §	7.60	12/15/2047	825,000	929,082
Florida Housing Finance Corporation Villa Capri Phase III (Housing Revenue) §	7.60	12/15/2042	2,815,000	3,050,165
Florida State Development Finance Corporation Renaissance Charter School Series A (Miscellaneous Revenue) §	6.00	09/15/2030	4,750,000	5,039,988
Florida State Development Finance Corporation Renaissance Charter School Series A (Miscellaneous Revenue) §	6.00	09/15/2040	4,000,000	4,173,280
Florida State Development Finance Corporation Renaissance Charter School Series A (Miscellaneous Revenue) §	7.50	06/15/2033	5,775,000	6,436,295
Florida State Development Finance Corporation Renaissance Charter School Series A (Miscellaneous Revenue) §	7.63	06/15/2041	5,000,000	5,577,650
Gulf Breeze FL Miami Beach Local Government Series B (Miscellaneous Revenue, FGIC Insured) §±	4.75	12/01/2015	145,000	146,566

8	Wells Fargo Advantage Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Florida (continued)
Heritage Harbor FL Community Development District (Miscellaneous Revenue) §	7.75%	05/01/2023	$535,000	$464,032
Heritage Isles FL Community Development District (Miscellaneous Revenue) §(s)(i)	7.10	10/01/2023	2,150,000	403,125
Hollywood FL Community Redevelopment Agency (IDR) §	5.13	03/01/2014	1,440,000	1,479,715
Indigo FL Community Development District Series C (Miscellaneous Revenue) §	7.00	05/01/2030	2,700,000	1,663,956
Jacksonville FL HCFR Jacksonville Medical Center Series A (Health Revenue) §	7.00	10/01/2029	3,470,000	3,471,353
JPMorgan Chase PUTTER Trust Series 4128 (Miscellaneous Revenue, JPMorgan Chase Bank LOC & LIQ) §±144A	0.40	07/01/2013	9,995,000	9,995,000
Lakeside Plantation FL Community Development District Series A (Miscellaneous Revenue) §	6.95	05/01/2031	1,341,508	1,341,937
Marshall Creek FL Community Development District (Miscellaneous Revenue) §	6.63	05/01/2032	2,655,000	2,396,589
Marshall Creek FL Community Development District Series A (Miscellaneous Revenue) §	7.65	05/01/2032	1,725,000	1,725,914
Miami FL Special Obligation Series A (Miscellaneous Revenue, AGM Insured) §	5.75	02/01/2026	3,055,000	3,463,301
Miami FL Special Obligation Series A (Miscellaneous Revenue, AGM Insured) §	5.75	02/01/2027	5,355,000	6,037,763
Miami FL Special Obligation Series A (Miscellaneous Revenue, AGM Insured) §	6.00	02/01/2028	2,180,000	2,499,326
Miami FL Special Obligation Series A (Miscellaneous Revenue, AGM Insured) §	6.00	02/01/2029	4,000,000	4,595,320
Miami FL Special Obligation Series A (Miscellaneous Revenue, AGM Insured) §	6.00	02/01/2030	2,000,000	2,291,380
Miami-Dade County FL Educational Facilities University of Miami Series A (Education Revenue) §	5.75	04/01/2028	1,200,000	1,323,504
Miami-Dade County FL IDA Dolphins Stadium Project Series C (IDR) §±	3.08	07/01/2032	5,000,000	5,000,000
North Springs FL Improvement District Series B (Miscellaneous Revenue) §	7.00	05/01/2019	1,012,000	1,012,729
Palm Beach County FL Health Facilities Authority John F. Kennedy Memorial Hospital Incorporated Project Series C (Health Revenue) §	9.50	08/01/2013	630,000	660,272
Palm Beach County FL Public Improvement Series 2 (Miscellaneous Revenue) §	5.38	11/01/2028	2,000,000	2,369,920
Saint Petersburg FL Health Facilities Authority All Children’s Project Series A (Health Revenue) §	6.50	11/15/2039	5,500,000	6,470,530
Seminole County FL IDA Choices in Learning Series A (Miscellaneous Revenue) §	6.20	11/15/2026	2,375,000	2,490,093
Seminole County FL IDA Choices in Learning Series A (Miscellaneous Revenue) §	7.38	11/15/2041	3,525,000	3,910,670
Seminole Tribe Florida Series 2010A Gaming Division Series A (Miscellaneous Revenue) §144A	5.13	10/01/2017	4,450,000	4,662,488
South Miami FL Health Facilities Baptist Health (Health Revenue) §	5.00	08/15/2023	2,810,000	3,156,726
St. John’s County FL IDA Health Care Glenmoor Project Series B (Health Revenue) §±	7.88	01/01/2041	1,000,000	988,690
Stoneybrook FL Community Development District (Miscellaneous Revenue) §(s)(i)	7.00	10/01/2022	7,605,000	2,163,364
Sunrise FL CAB Series B (Tax Revenue, NATL-RE Insured) ¤	0.00	10/01/2016	3,965,000	3,378,101
Viera East FL Community Development District Water Management Project (Water & Sewer Revenue, NATL-RE Insured)	5.75	05/01/2020	2,020,000	2,201,396

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Municipal Bond Fund	9

Security Name	Interest Rate	Maturity Date	Principal	Value

Florida (continued)
Viera East FL Community Development District Water Management Project (Water & Sewer Revenue, NATL-RE Insured)	5.75%	05/01/2021	$2,140,000	$2,341,331
Viera East FL Community Development District Water Management Project (Water & Sewer Revenue, NATL-RE Insured)	5.75	05/01/2022	2,265,000	2,465,362

				134,212,664

Georgia: 1.72%
Athens GA Housing Authority Student Housing Lease University of Georgia East Campus (Housing Revenue, AMBAC Insured) §	5.25	12/01/2020	1,315,000	1,342,444
Atlanta GA Development Authority TUFF Advanced Technology Development Center Project Series A (IDR) §	5.63	07/01/2018	2,640,000	2,647,418
Cobb & Marietta GA Coliseum & Exhibit Hall Authority (Tax Revenue, NATL-RE Insured) §	5.50	10/01/2012	340,000	342,883
Cobb County GA Development Authority Charter Learning Center Foundation Central Project Series A (Education Revenue) §	6.38	07/01/2025	2,370,000	2,369,976
Forsyth County GA Hospital Authority Anticipation Certificates Georgia Baptist Health Care System Project (Health Revenue) §	6.38	10/01/2028	465,000	618,594
Gainesville & Hall County GA Development Authority Senior Living Facilities Lanier Village Estates Series C (Health Revenue) §	7.25	11/15/2029	6,000,000	6,030,120
Georgia HFA SFHR Series B-2 (Housing Revenue, GO of Authority Insured) §	5.35	12/01/2022	2,085,000	2,088,128
Georgia Municipal Association COP City Court Atlanta Project (Miscellaneous Revenue, AMBAC Insured) §	5.50	12/01/2016	2,175,000	2,203,123
Georgia Municipal Association COP City Court Atlanta Project (Miscellaneous Revenue, AMBAC Insured) §	5.50	12/01/2017	2,220,000	2,248,172
Georgia Municipal Association COP City Court Atlanta Project (Miscellaneous Revenue, AMBAC Insured) §	5.50	12/01/2018	2,500,000	2,531,075
Georgia Municipal Electric Authority Power Series EE (Utilities Revenue, AMBAC Insured)	7.25	01/01/2024	400,000	563,420
Georgia Municipal Electric Authority Power Unrefunded Revenue (Utilities Revenue, NATL-RE, IBC, Bank of New York Insured) §	6.50	01/01/2017	450,000	511,344
Georgia Private Colleges & Universities Authority Series A (Education Revenue) §	5.25	10/01/2027	2,000,000	2,154,760
Main Street Natural Gas Incorporated of Georgia Gas Project Series A (Utilities Revenue)	5.00	03/15/2018	1,750,000	1,986,320
Main Street Natural Gas Incorporated of Georgia Gas Project Series A (Utilities Revenue)	5.00	03/15/2022	4,675,000	5,301,590
Main Street Natural Gas Incorporated of Georgia Gas Project Series A (Utilities Revenue)	5.50	09/15/2022	3,230,000	3,554,744
Main Street Natural Gas Incorporated of Georgia Gas Project Series A (Utilities Revenue)	5.50	09/15/2027	3,170,000	3,509,602
Main Street Natural Gas Incorporated of Georgia Gas Project Series B (Utilities Revenue)	5.00	03/15/2016	1,685,000	1,800,018
Main Street Natural Gas Incorporated of Georgia Gas Project Series B (Utilities Revenue)	5.00	03/15/2018	3,185,000	3,457,955
Richmond County GA Development Authority Student Housing Facilities Augusta State University LLC Project Series A (Education Revenue) §	5.38	02/01/2025	3,870,000	3,978,670

				49,240,356

Guam: 0.52%
Guam Government Hotel Occupancy Series A (Tax Revenue) §	6.50	11/01/2040	11,300,000	12,914,657
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.00	07/01/2019	450,000	472,208

10	Wells Fargo Advantage Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Guam (continued)
Guam Housing Corporation Guaranteed Mortgage-Backed Securities Series A (Housing Revenue, FHLMC Insured) §	5.75%	09/01/2031	$60,000	$72,962
Guam Power Authority Series A (Utilities Revenue, AMBAC Insured) §	5.00	10/01/2018	1,400,000	1,400,308

				14,860,135

Hawaii: 0.00%
Hawaii State Housing Finance & Development Corporation Series A (Housing Revenue, FNMA Insured) §	5.75	07/01/2030	5,000	5,034

Idaho: 0.64%
Boise-Kuna ID Irrigation District Arrowrock Hydroelectric Project (Utilities Revenue) §	7.38	06/01/2040	6,300,000	7,342,461
Idaho Health Facilities Authority Trinity Health Credit Group Series B (Health Revenue) §	6.25	12/01/2033	3,000,000	3,548,310
Idaho Housing & Finance Association Arts Charter School Project Series A (Miscellaneous Revenue) §	5.75	12/01/2032	500,000	510,985
Idaho Housing & Finance Association Idaho Arts Charter School Incorporated Series A (Miscellaneous Revenue) §	6.50	12/01/2038	1,450,000	1,508,421
Idaho Housing & Finance Association Liberty Charter School Series A (Miscellaneous Revenue) §	6.00	06/01/2038	500,000	515,775
Idaho Housing & Finance Association North Star Charter School Project Series A (Miscellaneous Revenue) §	9.50	07/01/2039	2,500,000	2,806,200
Idaho Housing & Finance Association Series A (Miscellaneous Revenue) §	6.13	07/01/2038	1,500,000	1,519,125
Idaho Housing & Finance Association Series C2 (Housing Revenue) §	6.35	07/01/2015	25,000	25,069
Idaho Housing & Finance Association Series H2 (Housing Revenue, FHA VA Mortgages Insured) §	6.15	01/01/2028	70,000	70,295
Idaho Housing & Finance Association SFHR Series B-2 (Housing Revenue) §	6.00	07/01/2014	165,000	167,932
Idaho Housing & Finance Association SFHR Series D (Housing Revenue) §	6.30	07/01/2025	420,000	420,861

				18,435,434

Illinois: 10.56%
Aurora IL Series B (Tax Revenue) §	5.85	12/30/2013	2,740,000	2,825,762
Chicago IL Board of Education CAB City Colleges (GO, NATL-RE, FGIC Insured) ¤	0.00	01/01/2025	5,000,000	2,901,300
Chicago IL Board of Education CAB School Reform Series A (GO, NATL-RE, FGIC Insured) ¤	0.00	12/01/2020	1,000,000	771,180
Chicago IL Board of Education CAB School Reform Series B-1 (GO, NATL-RE, FGIC Insured) ¤	0.00	12/01/2021	18,160,000	13,203,046
Chicago IL Board of Education CAB School Reform Series B-1 (GO, NATL-RE, FGIC Insured) ¤	0.00	12/01/2022	9,160,000	6,313,438
Chicago IL Board of Education CAB School Reform Series B-1 (GO, NATL-RE, FGIC Insured) ¤	0.00	12/01/2028	17,130,000	8,077,994
Chicago IL Board of Education Series D (GO, AGM Insured) §	5.00	12/01/2025	1,000,000	1,103,850
Chicago IL CAB Project & Refunding Series A (GO, NATL-RE Insured) §±	5.56	01/01/2021	3,060,000	3,479,036
Chicago IL CAB Project & Refunding Series C (GO, AGM-CR Insured) ¤	0.00	01/01/2026	7,360,000	4,035,194
Chicago IL CAB Series A (GO, NATL-RE, FGIC Insured) ¤	0.00	01/01/2029	4,080,000	1,901,280
DeKalb-Kane-Lasalle Counties IL Kishwaukee Community College District #523 Series B (GO) ¤	0.00	02/01/2019	500,000	419,775
DuPage County IL Community Unit School District #46 School Building (GO, AMBAC Insured) ¤	0.00	01/01/2023	23,450,000	15,970,623
DuPage County IL Special Service Area #31 Monarch Landing Project (Tax Revenue) §	5.40	03/01/2016	129,000	129,713

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Municipal Bond Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

Illinois (continued)
Illinois Development Finance Authority Balance Community Rehabilitation Series A (Health Revenue) §(s)	7.88%	07/01/2020	$125,195	$89,984
Illinois Finance Authority Advocate Healthcare Network Series D (Health Revenue) §	6.50	11/01/2038	5,000,000	5,805,750
Illinois Finance Authority Medical District Commission Project A (Health Revenue, CIFC Insured) §	4.13	09/01/2018	1,315,000	1,345,955
Illinois Finance Authority New Money Community Rehabilitation Series A (Health Revenue, GO of Participants Insured) §	5.35	07/01/2027	305,000	223,553
Illinois Finance Authority Northwestern Memorial Hospital Project Series A (Health Revenue) §	6.00	08/15/2039	5,000,000	5,778,850
Illinois Finance Authority Student Housing (Education Revenue) §	5.13	10/01/2020	5,000,000	5,368,250
Illinois Finance Authority Student Housing Illinois State University (Education Revenue) §	6.75	04/01/2031	8,000,000	8,931,040
Illinois Housing Development Authority Series A-1 (Housing Revenue, GNMA Insured) §	5.80	12/20/2041	6,520,000	6,843,848
Illinois Series B (GO, DEPFA Bank plc SPA) §±	2.00	10/01/2033	21,000,000	21,000,000
Illinois Sports Facilities Authority State Tax Supported CAB (Tax Revenue, AMBAC Insured) ¤	0.00	06/15/2021	7,595,000	5,489,970
Illinois State (GO)	5.00	08/01/2018	15,000,000	16,914,900
Illinois State (GO) §	5.00	08/01/2025	4,000,000	4,343,080
Illinois State (GO, AMBAC Insured) §	5.00	11/01/2025	4,900,000	5,135,739
Illinois State (GO, AMBAC Insured) §	5.00	04/01/2027	7,475,000	7,840,528
Illinois State (GO, AMBAC Insured) §	5.00	04/01/2028	6,705,000	7,016,984
Illinois State (GO)	5.50	01/01/2030	2,900,000	3,379,776
Illinois State Finance Authority Charter Schools Series A (Miscellaneous Revenue) §	6.88	10/01/2031	2,000,000	2,199,760
Illinois State Finance Authority Charter Schools Series A (Miscellaneous Revenue) §	7.13	10/01/2041	1,300,000	1,441,817
Illinois State Finance Authority Rest Haven Christian Service Project Series C (Health Revenue) §±	1.48	11/15/2034	6,310,000	6,310,000
Illinois State GO (Tax Revenue, AMBAC Insured) §	5.00	04/01/2020	5,905,000	6,331,872
Illinois State GO Series 2012 (GO)	5.00	08/01/2019	10,500,000	11,848,200
Illinois State Series 1 (GO, NATL-RE, FGIC Insured) §	6.00	11/01/2026	3,000,000	3,613,110
Kane & DeKalb County IL Community Unit School District #302 School Building (GO, AGM Insured) §	5.50	02/01/2025	1,265,000	1,446,388
Kane & DeKalb County IL Community Unit School District #302 School Building (GO, AGM Insured) §	5.50	02/01/2026	3,610,000	4,116,736
Kendall Kane & Will County IL CAB District #308 (GO, AGM Insured) ¤	0.00	02/01/2026	5,050,000	2,821,486
Kendall Kane & Will County IL CAB District #308 (GO, AGM Insured) ¤	0.00	02/01/2027	12,050,000	6,395,176
Lake County IL Community Consolidated School District #24 Millburn CAB (GO, NATL-RE, FGIC Insured) ¤	0.00	12/01/2015	1,745,000	1,586,449
Lake County IL Community Consolidated School District #38 CAB (GO, AMBAC Insured) ¤	0.00	02/01/2024	5,385,000	2,939,672
Lake County IL School District #38 Big Hollow CAB (GO, AMBAC Insured) ¤	0.00	02/01/2016	910,000	789,789
Lake County IL School District #38 Big Hollow CAB (GO, AMBAC Insured) ¤	0.00	02/01/2017	325,000	269,627
Lake County IL School District #38 Big Hollow CAB (GO, AMBAC Insured) ¤	0.00	02/01/2018	3,925,000	3,083,559
Lake County IL School District #38 Big Hollow CAB (GO, AMBAC Insured) ¤	0.00	02/01/2019	675,000	500,418
Lake County IL School District #38 Big Hollow CAB (GO, AMBAC Insured) ¤	0.00	02/01/2020	1,250,000	874,000
Lake County IL School District #38 Big Hollow CAB (GO, AMBAC Insured) ¤	0.00	02/01/2021	600,000	394,368
Lake County IL Township High School District #126 Zion-Benton CAB (GO, NATL-RE, FGIC Insured) ¤	0.00	02/01/2020	910,000	703,102

12	Wells Fargo Advantage Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Illinois (continued)
McHenry & Kane Counties IL Community Consolidated School District #158 Huntley CAB (GO, NATL-RE, FGIC Insured) ¤	0.00%	01/01/2019	$765,000	$610,424
McHenry & Kane Counties IL Community School District #158 CAB (GO, NATL-RE, FGIC Insured) ¤	0.00	01/01/2021	2,100,000	1,519,560
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Series A (Tax Revenue, NATL-RE Insured) ¤	0.00	12/15/2021	7,560,000	5,331,312
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Series A (Tax Revenue, NATL-RE Insured) ¤	0.00	12/15/2024	6,850,000	4,047,117
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Series A (Tax Revenue, NATL-RE Insured) ¤	0.00	06/15/2025	15,360,000	8,733,389
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Series A (Tax Revenue, NATL-RE Insured) ¤	0.00	12/15/2025	6,600,000	3,664,518
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Series B (Tax Revenue, AGM Insured) ¤	0.00	06/15/2027	7,400,000	3,747,434
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Series PJ (Tax Revenue, NATL-RE Insured) ¤	0.00	06/15/2028	29,980,000	14,304,957
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Series PJ (Tax Revenue, NATL-RE, FGIC Insured) ¤	0.00	06/15/2029	20,400,000	9,170,412
Regional Transportation Authority Illinois (Tax Revenue, AGM, GO of Authority Insured) §	5.75	06/01/2023	400,000	507,992
Southwestern Illinois Development Authority Local Government Program Collinsville Limited (Tax Revenue) §	5.00	03/01/2025	2,525,000	2,173,672
Southwestern Illinois Development Finance Authority Local Government Program Collinsville Limited (Tax Revenue) §	5.35	03/01/2031	1,500,000	1,249,575
Tazewell County IL School District #51 (GO, NATL-RE, FGIC Insured)	9.00	12/01/2023	555,000	859,329
Town of Cicero IL Series A (GO, XLCA Insured) §	5.25	01/01/2016	2,000,000	2,120,260
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue, NATL-RE Insured) ¤	0.00	04/01/2025	765,000	453,194
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue, NATL-RE Insured) ¤	0.00	04/01/2026	2,355,000	1,306,413
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue, NATL-RE Insured) ¤	0.00	04/01/2027	2,435,000	1,282,977
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue) §	5.75	04/01/2038	14,000,000	15,700,720
Will County IL Community Unified School District #201 U Crete-Monee CAB (GO, NATL-RE, FGIC Insured) ¤	0.00	11/01/2023	1,500,000	966,090

				302,055,272

Indiana: 0.83%
Indiana Bond Bank Special Program BMA Index Series B2 (Utilities Revenue) §±	0.84	10/15/2022	2,930,000	2,488,390
Indiana Finance Authority Environmental Duke Energy Series B (IDR) §	6.00	08/01/2039	2,000,000	2,301,940
Indiana HEFA Clarian Health Series B (Health Revenue) §	5.00	02/15/2022	3,050,000	3,298,026
Indiana HEFA Community Foundation of Northwest Indiana (Health Revenue) §	5.50	03/01/2027	2,000,000	2,100,300
Indianapolis IN Gas Utility Revenue Commercial Paper (Utilities Revenue)	0.60	07/03/2012	10,000,000	10,000,000
Indianapolis IN Local Public Improvement Series B (Miscellaneous Revenue) §	6.00	01/10/2020	40,000	46,746
Zionsville IN Community School Building Corporation CAB Series A (Miscellaneous Revenue, State Aid Withholding Insured) ¤	0.00	01/15/2026	660,000	384,661
Zionsville IN Community School Building Corporation CAB Series B (Miscellaneous Revenue, State Aid Withholding Insured) ¤	0.00	07/15/2028	3,030,000	1,563,147

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Municipal Bond Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

Indiana (continued)
Zionsville IN Community School Building Corporation CAB Series B (Miscellaneous Revenue, State Aid Withholding Insured) ¤	0.00%	01/15/2029	$3,020,000	$1,495,353

				23,678,563

Kansas: 0.28%
Olathe KS Special Obligation West Village Center Project (Tax Revenue) §	5.50	09/01/2026	1,165,000	791,280
Sedgwick & Shawnee Counties KS Mortgage-Backed Securities Series A2 (Housing Revenue, GNMA Insured) §±	6.70	06/01/2029	180,000	182,867
Sedgwick & Shawnee Counties KS Mortgage-Backed Securities Series A5 (Housing Revenue, GNMA/FNMA Insured) §	5.70	12/01/2036	405,000	428,850
Wyandotte County & Kansas City KS Unified Government Special Obligation Second Lien Series B (Tax Revenue) §	5.00	12/01/2020	6,000,000	6,355,320
Wyandotte County & Kansas City KS Unified Government Transportation Development District Legends Village West Project (Tax Revenue) §	4.88	10/01/2028	290,000	277,115

				8,035,432

Kentucky: 2.29%
Kentucky Asset / Liability Commission General Fund Series A (Miscellaneous Revenue, NATL-RE, FGIC Insured) §±	0.84	11/01/2027	21,110,000	18,223,208
Kentucky Asset / Liability Commission General Fund Series B (Miscellaneous Revenue, NATL-RE, FGIC Insured) §±	0.86	11/01/2025	31,825,000	25,997,843
Kentucky EDFA Balance Norton Series B (Health Revenue, NATL-RE Insured) ¤	0.00	10/01/2023	4,120,000	2,487,903
Kentucky EDFA Balance Norton Series B (Health Revenue, NATL-RE Insured) ¤	0.00	10/01/2028	4,800,000	2,057,424
Kentucky EDFA Norton Healthcare Incorporated Series B (Health Revenue, NATL-RE Insured) ¤	0.00	10/01/2024	9,060,000	5,170,180
Kentucky EDFA Norton Hospital Center Incorporated Series B (Health Revenue, NATL-RE Insured) ¤	0.00	10/01/2020	9,220,000	6,627,152
Kentucky EDFA Unrefunded Balance Norton Series C (Health Revenue, NATL-RE Insured) §±	5.95	10/01/2017	4,580,000	4,833,549

				65,397,259

Louisiana: 0.56%
Louisiana Local Government Environmental Facilities (Miscellaneous Revenue, AMBAC Insured)	5.25	12/01/2018	2,715,000	2,945,449
Louisiana PFA Black & Gold Facilities Project Series A (Housing Revenue, CIFC Insured) §	4.50	07/01/2038	385,000	296,515
Louisiana PFA Black & Gold Facilities Project Series A (Housing Revenue, CIFC Insured) §	5.00	07/01/2030	700,000	613,774
Louisiana State Citizens Property Insurance Corporation Series B (Miscellaneous Revenue, AMBAC Insured) §	5.00	06/01/2019	135,000	148,929
Louisiana State Tobacco Settlement Financing Corporation Series 2001B (Tobacco Revenue) §	5.50	05/15/2030	1,450,000	1,482,495
New Orleans LA (GO, FGIC Insured) §	5.50	12/01/2021	1,700,000	1,996,242
New Orleans LA Aviation Board Gulf Opportunity Zone Consolidated Rental Car Series A (Airport Revenue) §	6.50	01/01/2040	6,500,000	7,137,845
New Orleans LA Sewer Service (Water & Sewer Revenue, Assured Guaranty Insured)	5.75	06/01/2018	770,000	877,461
New Orleans LA Sewer Service (Water & Sewer Revenue, Assured Guaranty Insured)	6.00	06/01/2019	320,000	373,350

				15,872,060

14	Wells Fargo Advantage Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Maine: 0.40%
Maine Educational Loan Authority Student Loan Series A-3 Class A (Education Revenue, Assured Guaranty Insured) §	5.88%	12/01/2039	$10,365,000	$11,556,146

Maryland: 0.67%
Howard County MD COP Agricultural Land Preservation # 90-23 Series A (Miscellaneous Revenue) §	8.00	08/15/2020	302,000	415,872
Maryland CDA Department of Housing & Community Development (Housing Revenue, KBC Bank NV SPA) §±	0.55	09/01/2043	14,525,000	14,525,000
Maryland CDA Department of Housing & Community Development Series A (Housing Revenue) §	5.50	07/01/2022	1,000,000	1,001,650
Maryland CDA Department of Housing & Community Development Series A (Miscellaneous Revenue) §	5.88	07/01/2021	500,000	501,015
Maryland CDA Department of Housing & Community Development Series B (Housing Revenue) §	5.50	09/01/2031	340,000	350,520
Maryland Energy Finance Administration Recycling Office Paper Systems Project Series A (IDR) §	7.50	09/01/2015	2,285,000	2,389,356

				19,183,413

Massachusetts: 2.70%
Massachusetts Development Finance Agency Sabis International Charter Series A (Miscellaneous Revenue) §	8.00	04/15/2031	2,150,000	2,646,392
Massachusetts Development Finance Agency Sabis International Charter Series A (Miscellaneous Revenue) §	8.00	04/15/2039	3,900,000	4,781,205
Massachusetts Development Finance Agency South Area Solomon Day School Project (Education Revenue) §±	1.38	01/01/2037	8,660,000	8,660,000
Massachusetts Educational Finance Authority Series 1 (Education Revenue) §	6.00	01/01/2028	3,310,000	3,774,691
Massachusetts Educational Finance Authority Series B (Education Revenue)	5.38	01/01/2020	3,315,000	3,692,081
Massachusetts Educational Finance Authority Series E (Education Revenue, AMBAC Insured) §	5.30	01/01/2016	1,315,000	1,318,209
Massachusetts Educational Finance Authority Series J (Education Revenue)	5.00	07/01/2020	6,000,000	6,544,860
Massachusetts Educational Finance Authority Series J (Education Revenue)	5.00	07/01/2021	3,000,000	3,225,000
Massachusetts HEFA Partners Healthcare Series G-6 (Health Revenue) §±	1.06	07/01/2038	25,000,000	24,693,000
Massachusetts Housing Finance Agency MFHR Series F (Housing Revenue) §	5.13	12/01/2034	100,000	101,258
Massachusetts Industrial Finance Agency Ogden Haverhill Project Series A (Resource Recovery Revenue) §	5.60	12/01/2019	5,425,000	5,445,452
Massachusetts State Port Authority Delta Airlines Incorporated Project Series A (IDR, AMBAC Insured) §	5.50	01/01/2013	800,000	799,152
Massachusetts State Water Resources Series D Class 6 (Water & Sewer Revenue, Dexia Credit Local LOC & LIQ, FSA Insured) §±	0.67	08/01/2025	11,620,000	11,620,000

				77,301,300

Michigan: 7.04%
Cesar Chavez Academy Michigan Incorporated COP (Miscellaneous Revenue) §	8.00	02/01/2033	1,400,000	1,490,538
Detroit MI Capital Improvement Limited Tax GO Series A-1 (Tax Revenue)	5.00	04/01/2015	5,855,000	5,445,209
Detroit MI City School District GO (Education Revenue, AGM, Qualified School Board Loan Fund Insured) §	5.00	05/01/2019	7,150,000	7,779,629
Detroit MI Distribution of State Aid (GO) §	5.00	11/01/2030	3,150,000	3,401,465

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Municipal Bond Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value

Michigan (continued)
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00%	07/01/2018	$3,050,000	$2,295,308
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	07/01/2019	3,050,000	2,157,967
Detroit MI Sewage Disposal Refunding Revenue Second Lien Series C (Water & Sewer Revenue, NATL-RE Insured) §	5.00	07/01/2020	5,000,000	5,204,950
Detroit MI Sewage Disposal Refunding Revenue Senior Lien Series B (Water & Sewer Revenue, AGM Insured) §	7.50	07/01/2033	16,985,000	20,574,270
Detroit MI Sewage Disposal Refunding Revenue Senior Lien Series C (Water & Sewer Revenue, NATL-RE, FGIC Insured)	5.25	07/01/2016	1,500,000	1,656,600
Detroit MI Sewage Disposal Refunding Revenue Senior Lien Series C-1 (Water & Sewer Revenue, NATL-RE, FGIC Insured) §	6.50	07/01/2024	1,310,000	1,524,447
Detroit MI Water & Sewage Department Disposal System Series A (Water & Sewer Revenue) §	5.25	07/01/2027	2,250,000	2,351,520
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, NATL-RE, FGIC Insured) §	5.00	07/01/2022	3,225,000	3,360,450
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, NATL-RE, FGIC Insured) §	5.00	07/01/2023	3,340,000	3,463,380
Detroit MI Water Supply System Senior Lien Series B (Water & Sewer Revenue, NATL-RE Insured) §±	5.00	07/01/2022	1,500,000	1,572,540
Detroit MI Water Supply System Senior Lien Series B (Water & Sewer Revenue, AGM Insured) §	7.00	07/01/2036	9,675,000	11,603,034
Detroit MI Water Supply System Senior Lien Series C (Water & Sewer Revenue, NATL-RE Insured) §	5.25	07/01/2019	2,540,000	2,586,939
Michigan Finance Authority Limited Obligation Holly Academy (Miscellaneous Revenue) §	6.50	10/01/2020	225,000	245,196
Michigan Finance Authority Limited Obligation Holly Academy (Miscellaneous Revenue) §	8.00	10/01/2040	1,175,000	1,381,025
Michigan Finance Authority Limited Obligation Hope Academy (Miscellaneous Revenue) §	8.13	04/01/2041	2,385,000	2,785,298
Michigan Finance Authority Limited Obligation Series A (Miscellaneous Revenue) §	7.50	12/01/2020	490,000	525,295
Michigan Finance Authority Limited Obligation Series A (Miscellaneous Revenue) §	8.00	12/01/2030	1,135,000	1,213,656
Michigan Finance Authority Limited Obligation Series A (Miscellaneous Revenue) §	8.25	12/01/2039	2,220,000	2,385,390
Michigan Finance Authority Public School Academy Old Redford Series A (Miscellaneous Revenue) §	5.25	12/01/2020	1,635,000	1,666,130
Michigan Finance Authority Public School Academy Old Redford Series A (Miscellaneous Revenue) §	5.90	12/01/2030	2,000,000	2,025,020
Michigan Finance Authority Public School Academy University Learning (Miscellaneous Revenue) §	5.25	11/01/2015	250,000	259,268
Michigan Finance Authority Public School Academy University Learning (Miscellaneous Revenue) §	6.25	11/01/2020	440,000	477,968
Michigan Finance Authority Public School Academy University Learning (Miscellaneous Revenue) §	7.38	11/01/2030	2,920,000	3,343,809
Michigan Finance Authority Public School Academy University Learning (Miscellaneous Revenue) §	7.50	11/01/2040	2,645,000	3,042,015
Michigan Finance Authority Unemployment Obligation Assessment Series B (Miscellaneous Revenue) §	5.00	07/01/2022	4,000,000	4,566,920
Michigan Finance Authority Unemployment Obligation Assessment Series B (Miscellaneous Revenue) §	5.00	07/01/2023	10,000,000	10,823,500
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series A (Miscellaneous Revenue, AMBAC Insured) §	4.00	11/01/2021	150,000	140,079

16	Wells Fargo Advantage Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Michigan (continued)
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series A (Miscellaneous Revenue, AMBAC Insured)	5.00%	05/01/2017	$450,000	$477,932
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series B Group A (Miscellaneous Revenue, AMBAC Insured)	4.25	12/01/2016	2,770,000	2,865,842
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series B Group A (Miscellaneous Revenue, AMBAC Insured)	5.00	12/01/2015	1,480,000	1,575,060
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series B Group A (Miscellaneous Revenue, AMBAC Insured) §	5.00	12/01/2017	2,475,000	2,631,098
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series B Group A (Miscellaneous Revenue, AMBAC Insured) §	5.25	12/01/2023	1,185,000	1,200,310
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series C (Miscellaneous Revenue, AMBAC Insured)	3.63	05/01/2016	1,000,000	1,003,780
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series C (Miscellaneous Revenue, AMBAC Insured)	3.75	05/01/2017	450,000	448,209
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series C (Miscellaneous Revenue, AMBAC Insured) §	4.00	05/01/2019	100,000	97,597
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series G (Miscellaneous Revenue, AMBAC Insured) ¤	0.00	05/01/2016	175,000	156,174
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series G (Miscellaneous Revenue, AMBAC Insured) ¤	0.00	05/01/2017	230,000	196,910
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series G (Miscellaneous Revenue, AMBAC Insured) ¤	0.00	05/01/2019	75,000	58,305
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series G (Miscellaneous Revenue, AMBAC Insured) ¤	0.00	05/01/2020	50,000	36,902
Michigan PFOTER Series 4711 (Tax Revenue, AGM, Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) §±144A	0.85	05/01/2029	59,975,000	59,975,000
Michigan Public Educational Facilities Authority Bradford Academy Project (Miscellaneous Revenue) §	8.75	09/01/2039	3,500,000	3,125,010
Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project (Miscellaneous Revenue) §144A	6.50	09/01/2037	2,000,000	1,374,460
Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project (Miscellaneous Revenue) §	8.50	09/01/2029	1,500,000	1,334,640
Michigan Public Educational Facilities Authority Limited Obligation Crescent (Miscellaneous Revenue, Qualified School Board Loan Fund Insured) §	7.00	10/01/2036	1,222,500	1,241,437
Michigan Public Educational Facilities Authority Limited Obligation Nataki Talibah (Miscellaneous Revenue) §	6.25	10/01/2023	975,000	965,582
Michigan Public Educational Facilities Authority Madison Academy Project (Miscellaneous Revenue) §	8.38	12/01/2030	2,085,000	2,286,453
Michigan Public Educational Facilities Authority Madison Academy Project (Miscellaneous Revenue) §	8.63	12/01/2039	4,170,000	4,603,138
Michigan State Hospital Finance Authority Trinity Health Series A (Health Revenue)	5.00	12/01/2014	500,000	549,350
Michigan State Strategic Fund Limited Detroit Education (Utilities Revenue)	5.63	07/01/2020	1,200,000	1,429,764
Michigan State Strategic Fund Series A (Miscellaneous Revenue, Assured Guaranty Insured) §	5.25	10/15/2021	40,000	44,942
Star International Academy Michigan COP (Miscellaneous Revenue) §	6.13	03/01/2037	1,150,000	1,156,475
Wayne County MI Airport Authority Junior Lien (Airport Revenue, NATL-RE, FGIC Insured)	5.00	12/01/2016	1,115,000	1,238,397

				201,421,582

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Municipal Bond Fund	17

Security Name	Interest Rate	Maturity Date	Principal	Value

Minnesota: 0.13%
Baytown Township MN St. Croix Preparatory Academy Series A (Miscellaneous Revenue) §	7.00%	08/01/2038	$750,000	$788,513
Becker MN PCR Northern States Power Series A (IDR) §±	8.50	09/01/2019	550,000	562,040
Falcon Height MN Kaleidoscope Charter School Series A (Miscellaneous Revenue) §	6.00	11/01/2037	850,000	843,353
Woodbury MN Math Science Academy Project Series A (Miscellaneous Revenue) §	7.50	12/01/2031	1,500,000	1,538,370

				3,732,276

Mississippi: 0.01%
Gulfport-Biloxi MS Regional Airport Authority Passenger Facilities Series A (Airport Revenue, ACA Insured) §	5.00	10/01/2022	450,000	406,566

Missouri: 0.70%
Fenton MO Gravois Bluffs Redevelopment Project (Tax Revenue) §	4.50	04/01/2021	255,000	261,130
Independence MO Thirty-Ninth Street Transportation District Improvement Development Road Improvement Project (Tax Revenue) §	6.88	09/01/2032	4,600,000	4,725,902
Lake of the Ozarks Missouri Community Bridge Corporation (Transportation Revenue) §	5.25	12/01/2014	1,910,000	1,916,284
Manchester MO Highway 141 Manchester Road Project (Tax Revenue) §	6.00	11/01/2025	2,890,000	3,082,474
Missouri HEFA Rockhurst University Series A (Education Revenue) §	6.50	10/01/2035	1,750,000	1,939,928
Ozark MO COP Community Center Project (Miscellaneous Revenue) §	5.00	09/01/2026	460,000	468,018
Sikeston MO The Electric System of the Board of Municipal Utilities (Utilities Revenue, NATL-RE Insured)	6.00	06/01/2015	500,000	551,405
Sikeston MO The Electric System of the Board of Municipal Utilities (Utilities Revenue, NATL-RE Insured)	6.00	06/01/2016	1,500,000	1,695,315
St. Louis MO IDA Convention Center Hotel (Miscellaneous Revenue, AMBAC Insured) ¤	0.00	07/15/2019	4,375,000	2,963,888
St. Louis MO Lambert St. Louis International Airport Series A-1 (Airport Revenue) §	6.25	07/01/2029	2,000,000	2,287,000

				19,891,344

Nevada: 0.38%
Clark County NV Airport Jet Project Series C (Airport Revenue, AMBAC Insured) §	5.38	07/01/2019	3,000,000	3,098,610
Director of The State of Nevada Department of Business & Industry Republic Services Incorporate Project (Resource Recovery Revenue) §±	5.63	12/01/2026	300,000	341,418
Henderson NV Health Care Facility Catholic Healthcare West Project Series A (Health Revenue) §	5.63	07/01/2024	2,650,000	2,814,221
Reno-Sparks NV Indian Colony Governmental (Miscellaneous Revenue, U.S. Bank NA LOC) §	5.00	06/01/2024	2,450,000	2,529,968
Reno-Sparks NV Indian Colony Governmental (Miscellaneous Revenue, U.S. Bank NA LOC) §	5.13	06/01/2027	1,900,000	1,949,058

				10,733,275

New Hampshire: 0.93%
Manchester NH Housing & Redevelopment Authority CAB Series B (Miscellaneous Revenue, ACA Insured) ¤	0.00	01/01/2021	2,375,000	999,424
Manchester NH Housing & Redevelopment Authority CAB Series B (Miscellaneous Revenue, ACA Insured) ¤	0.00	01/01/2025	250,000	67,573

18	Wells Fargo Advantage Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

New Hampshire (continued)
New Hampshire Business Finance Authority Series A (IDR, NATL-RE Insured) §±(m)(n)(a)	0.23%	05/01/2021	$30,475,000	$25,495,517

				26,562,514

New Jersey: 4.30%
Mercer County NJ Improvement Authority Special Services School District Series A (Miscellaneous Revenue, County Guaranty Insured) §	5.95	12/15/2012	135,000	138,039
New Jersey EDA Natural Gas Company Project Series C (Utilities Revenue, NATL-RE, FGIC Insured) §±	4.90	10/01/2040	3,715,000	3,919,808
New Jersey EDA School Facilities Series C (Miscellaneous Revenue, State Appropriations Insured) §±	1.98	02/01/2018	3,000,000	3,028,440
New Jersey EDFA Department of Human Services Series A (Health Revenue) §	5.70	07/01/2012	355,000	355,089
New Jersey HEFAR Series 1A (Education Revenue) §	4.75	12/01/2029	890,000	910,221
New Jersey HEFAR Student Loan Series A-2 (Education Revenue) ±	1.42	06/01/2036	17,000,000	16,403,980
New Jersey HFFA Burdette Tomlin Memorial Hospital (Health Revenue) §	5.60	07/01/2019	2,825,000	2,831,808
New Jersey Housing & Mortgage Finance Agency MFHR Series A (Housing Revenue, AMBAC, FHA Insured) §	5.40	11/01/2017	1,050,000	1,051,848
New Jersey Housing & Mortgage Finance Agency MFHR Series B (Housing Revenue, AGM Insured) §	6.05	11/01/2017	815,000	830,404
New Jersey Housing & Mortgage Finance Agency MFHR Series E-1 (Housing Revenue, AGM Insured) §	5.35	11/01/2013	2,530,000	2,537,919
New Jersey Housing & Mortgage Finance Agency MFHR Series E-1 (Housing Revenue, AGM Insured) §	5.45	11/01/2014	840,000	842,940
New Jersey Housing & Mortgage Finance Agency MFHR Series E-1 (Housing Revenue, AGM Insured) §	5.70	05/01/2020	185,000	185,411
New Jersey Housing & Mortgage Finance Agency MFHR Series E-2 (Housing Revenue, AGM Insured) §	5.70	11/01/2020	340,000	340,748
New Jersey PFOTER Series 4712 (Transportation Revenue) §±144A	0.85	12/15/2022	28,290,000	28,290,000
New Jersey PFOTER Series 4716 (Tax Revenue, NATL-RE, FGIC Insured, Dexia Credit Local LIQ) §±144A	0.75	09/01/2027	31,245,000	31,245,000
New Jersey State HEFAR Series A (Education Revenue) §	5.00	06/01/2027	2,230,000	2,293,644
New Jersey State HEFAR Series A (Education Revenue) §	5.63	06/01/2030	2,650,000	2,941,845
New Jersey State Transportation System Series A (Transportation Revenue, NATL-RE, FGIC Insured)	5.75	06/15/2025	10,000,000	12,696,500
New Jersey State TTFA (Transportation Revenue) §	6.00	12/15/2038	10,425,000	12,050,675
Stony Brook NJ Regional Sewer Authority Series B (Water & Sewer Revenue, GO of Authority Insured) §	5.45	12/01/2012	110,000	111,981

				123,006,300

New Mexico: 0.06%
New Mexico Mortgage Finance Authority SFMR Class I (Housing Revenue, GNMA, FNMA, FHLMC Insured) §	5.35	03/01/2030	1,325,000	1,467,358
Otero County NM Jail Project (Miscellaneous Revenue) §	5.50	04/01/2013	375,000	373,759

				1,841,117

New York: 6.77%
Genesee County NY IDA United Memorial Medical Center Project (Health Revenue) §	4.75	12/01/2014	1,640,000	1,646,970
Hempstead Town NY Local Development The Academy Charter School Series A (Miscellaneous Revenue) §	8.25	02/01/2041	10,005,000	10,801,098

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Municipal Bond Fund	19

Security Name	Interest Rate	Maturity Date	Principal	Value

New York (continued)
Long Island NY Power Authority Series H (Utilities Revenue, AGM Insured, Dexia Credit Local SPA) §±	0.50%	12/01/2029	$8,400,000	$8,400,000
Metropolitan Transportation Authority NY Series 2008-C (Transportation Revenue) §	6.50	11/15/2028	8,000,000	10,239,120
Metropolitan Transportation Authority NY Services Contract Series 7 (Miscellaneous Revenue) §	5.63	07/01/2016	10,000,000	10,723,400
New York City NY Municipal Water Finance Authority Series AA-2 (Water & Sewer Revenue, Dexia Credit Local SPA) §±	0.45	06/15/2032	26,420,000	26,420,000
New York City NY Transitional Finance Authority Subseries A-3 (Tax Revenue, Dexia Credit Local SPA) §±	0.34	08/01/2023	19,800,000	19,800,000
New York Dormitory Authority North Shore Jewish Series B (Health Revenue) §±	1.04	05/01/2018	6,460,000	6,124,468
New York NY Municipal Finance Authority 2nd General Resolution Series DD (Water & Sewer Revenue) §	6.00	06/15/2040	11,625,000	14,255,040
New York NY Municipal Finance Authority Series 2009-A (Water & Sewer Revenue) §	5.75	06/15/2040	5,000,000	6,036,200
New York NY Subseries H-2 (GO, Dexia Credit Local LOC) §±	0.35	01/01/2036	3,920,000	3,920,000
New York NY Transitional Finance Authority Building Aid Fiscal Year 2009 Series S-4 (Miscellaneous Revenue, State Aid Withholding Insured) §	5.75	01/15/2039	2,500,000	2,902,500
New York State Dormitory Authority Series B (Tax Revenue) §	5.75	03/15/2036	10,000,000	11,819,900
New York State Energy R&D Authority Brooklyn Union Gas Company Series B (Utilities Revenue) §±(x)	13.27	07/01/2026	4,300,000	4,340,248
New York State Energy R&D Authority Linked SAVRS & Residual Interest Bonds Brooklyn (Utilities Revenue) §	6.95	07/01/2026	2,600,000	2,612,168
New York Urban Development Corporation (Housing Revenue) §	5.88	02/01/2013	12,000,000	12,060,480
New York Urban Development Corporation Sub Lien (Housing Revenue, Housing & Urban Development 236 GO of Corporation Insured) §	5.50	07/01/2016	5,280,000	5,301,542
Niagara County NY IDA Solid Waste Disposal Series B (Resource Recovery Revenue) §±	5.55	11/15/2024	905,000	912,656
Niagara County NY IDA Solid Waste Disposal Series C (Resource Recovery Revenue) §±	5.63	11/15/2024	2,500,000	2,535,025
Niagara Falls NY Public Improvement Project (GO, NATL-RE Insured)	7.50	03/01/2014	915,000	1,004,771
Niagara Falls NY Public Improvement Project (GO, NATL-RE Insured)	7.50	03/01/2016	685,000	816,705
Niagara Falls NY Public Improvement Project (GO, NATL-RE Insured)	7.50	03/01/2016	65,000	81,354
Port Authority of New York & New Jersey Special Obligation JFK International Airport Terminal 6 (Airport Revenue, NATL-RE Insured) §	5.75	12/01/2025	4,000,000	4,000,400
Seneca County NY IDA Solid Waste Disposal Seneca Meadows Incorporated Project (IDR) §±144A	6.63	10/01/2035	10,000,000	10,125,100
Suffolk NY Tobacco Securitization Corporation Series B (Tobacco Revenue) §	4.50	06/01/2026	520,000	530,124
Suffolk NY Tobacco Securitization Corporation Series B (Tobacco Revenue) §	5.00	06/01/2025	500,000	531,710
Westchester County NY IDAG Kendal on Hudson Project (Health Revenue) §±	1.46	01/01/2034	12,930,000	12,930,000
Yonkers NY IDA Civic Facilities Sarah Lawrence College Project Series A (Education Revenue) §	5.75	06/01/2024	2,380,000	2,709,725

				193,580,704

North Carolina: 0.29%
North Carolina Eastern Municipal Power Agency Series A (Utilities Revenue) §	5.50	01/01/2026	1,250,000	1,434,238

20	Wells Fargo Advantage Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

North Carolina (continued)
North Carolina Eastern Municipal Power Agency Series C (Utilities Revenue) §	6.75%	01/01/2024	$2,000,000	$2,485,700
North Carolina Turnpike Authority Triangle Expressway Systems Series A (Transportation Revenue, Assured Guaranty Insured) §	5.75	01/01/2039	4,000,000	4,492,360

				8,412,298

Ohio: 1.01%
Adams & Highland Counties OH Valley Local School District (GO, NATL-RE Insured) §	7.00	12/01/2015	1,435,000	1,574,152
Akron OH Sewer System (Water & Sewer Revenue, AMBAC Insured)	5.00	12/01/2016	1,500,000	1,644,180
Allen County OH Catholic Healthcare Series B (Health Revenue) §	5.25	09/01/2027	3,945,000	4,458,718
Kings OH Local School District (GO, NATL-RE, FGIC Insured) §	7.50	12/01/2016	890,000	1,028,466
Montgomery County OH Hospital Kettering Medical Center (Health Revenue, NATL-RE Insured) §	6.25	04/01/2020	2,500,000	2,992,775
Ohio Enterprise Bond Toledo Series 2A (IDR) §	5.50	12/01/2019	3,340,000	3,666,318
Ohio Municipal Electric Generation Agency Refunding Joint Venture 5 Certificates of Beneficial Interest (Utilities Revenue, AMBAC Insured) §	5.00	02/15/2018	4,020,000	4,232,939
Ohio State Air Quality Development Authority U.S. Steel Corporation Project (IDR)	5.38	11/01/2015	7,200,000	7,424,352
River South Authority Ohio Revenue Lazarus Building Redevelopment Series A (Miscellaneous Revenue) §	5.75	12/01/2027	1,900,000	1,921,831

				28,943,731

Oklahoma: 0.48%
Comanche County OK Independent School District # 4 Geronimo (GO) §	6.25	08/15/2014	2,509,341	2,617,770
McAlester OK Public Works Authority Series A (Miscellaneous Revenue, FSA Insured) §	5.75	02/01/2020	965,000	995,330
McGee Creek Authority Oklahoma Water Revenue (Water & Sewer Revenue, NATL-RE Insured) §	6.00	01/01/2023	5,000,000	5,801,750
Oklahoma City OK Industrial & Cultural Facilities Series B (Health Revenue, NATL-RE Insured) §±(a)(m)(n)	0.54	06/01/2019	4,550,000	4,234,495

				13,649,345

Oregon: 0.14%
Western Generation Agency of Oregon Wauna Cogeneration Project Series B (Utilities Revenue)	5.00	01/01/2013	2,855,000	2,866,106
Western Generation Agency of Oregon Wauna Cogeneration Project Series B (Utilities Revenue)	5.00	01/01/2014	1,100,000	1,107,117

				3,973,223

Pennsylvania: 6.15%
Allegheny County PA Airport Authority Pittsburg International Airport (Airport Revenue, NATL-RE, IBC, FGIC Insured) ±	5.00	01/01/2016	1,410,000	1,557,049
Allegheny County PA GO Series C-59B (Tax Revenue, AGM Insured) §±	0.86	11/01/2026	14,675,000	12,298,824
Allegheny County PA Hospital Development Authority University of Pittsburg Medical Center Series A-1 (Health Revenue) §±	1.13	02/01/2037	3,095,000	2,543,781
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A (Health Revenue) §	5.63	08/15/2039	5,130,000	5,685,887
Allegheny County PA Hospital Development Authority West Pennsylvania Health System Project Series A (Health Revenue)	5.00	11/15/2013	6,775,000	6,752,372

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Municipal Bond Fund	21

Security Name	Interest Rate	Maturity Date	Principal	Value

Pennsylvania (continued)
Allegheny County PA IDA Propel Schools Homestead Project Series A (Miscellaneous Revenue) §	7.50%	12/15/2029	$2,235,000	$2,310,565
Berks County PA Municipal Authority Phoebe-Devitt Homes Project Series A (Health Revenue) §±	1.48	05/01/2037	15,000,000	15,000,000
Berks County PA Municipal Authority Reading Hospital Medical Center Project Series B (Health Revenue) §±	1.68	11/01/2039	20,000,000	19,980,800
Chester County PA IDA Avon Grove Charter School Project Series A (Miscellaneous Revenue) §	6.25	12/15/2027	2,000,000	2,067,020
Chester County PA IDA Renaissance Academy Project Series A (Miscellaneous Revenue) §	5.63	10/01/2015	1,275,000	1,275,089
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue) §	6.10	07/01/2013	845,000	848,346
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue) §	6.20	07/01/2019	2,110,000	2,110,844
Delaware Valley PA Regional Financial Authority Local Government Public Improvements Project (Miscellaneous Revenue)	5.75	07/01/2032	12,500,000	14,803,500
Delaware Valley PA Regional Financial Authority Local Government Series A (Miscellaneous Revenue, AMBAC Insured)	5.50	08/01/2028	16,075,000	18,727,054
Delaware Valley PA Regional Financial Authority Local Government Series C (Miscellaneous Revenue, AMBAC Insured)	7.75	07/01/2027	2,480,000	3,490,451
Delaware Valley PA Regional Financial Authority Series 1985-B (Miscellaneous Revenue, Bayerische Landesbank LOC) §±	0.65	12/01/2020	21,600,000	21,600,000
Delaware Valley PA Regional Financial Authority Series C (Miscellaneous Revenue) ±	0.96	06/01/2027	5,100,000	3,856,620
Harrisburg PA Authority Resource Recovery Facility Series D-1 (Resource Recovery Revenue, AGM Insured) §±	5.25	12/01/2033	10,000,000	10,099,800
Harrisburg PA Authority Resources Guaranteed Subordinated Series D-2 (Resource Recovery Revenue, AGM Insured) §±	5.00	12/01/2033	4,875,000	4,893,330
Luzerne County PA Series C (GO, FSA Insured) §	7.00	11/01/2018	615,000	731,198
Luzerne County PA Series E (GO, FSA Insured) §	8.00	11/01/2027	135,000	165,495
McKeesport PA Area School District CAB (GO, NATL-RE, State Aid Withholding Insured) ¤	0.00	10/01/2025	1,000,000	536,510
Penn Hills Municipality PA Series B (GO, AMBAC Insured) ¤	0.00	12/01/2017	1,000,000	873,170
Pennsylvania EDFA 30th Street Station Garage Project (Transportation Revenue, ACA Insured) §	5.80	06/01/2023	4,000,000	4,084,560
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, AMBAC Insured)	5.00	12/01/2012	4,000,000	4,024,920
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, AMBAC Insured)	5.00	12/01/2015	5,750,000	5,861,953
Philadelphia PA Authority For Industrial Development Cultural & Commercial Corridors Series PG A (Miscellaneous Revenue, NATL-RE, FGIC Insured)	5.00	12/01/2015	1,625,000	1,776,418
Philadelphia PA Authority For Industrial Development Cultural & Commercial Corridors Series PG A (Miscellaneous Revenue, NATL-RE, FGIC Insured)	5.00	12/01/2016	680,000	755,861
Philadelphia PA Gas Works Revenue Refunding 8th-1998 General Ordinance Series A (Utilities Revenue)	5.25	08/01/2017	3,340,000	3,788,929
Philadelphia PA IDA New Foundations Charter School Project (Miscellaneous Revenue) §	6.00	12/15/2027	300,000	315,951
Philadelphia PA IDA New Foundations Charter School Project (Miscellaneous Revenue) §	6.63	12/15/2041	1,500,000	1,575,825
Philadelphia PA Municipal Authority (Miscellaneous Revenue)	4.70	04/01/2015	220,000	237,541

22	Wells Fargo Advantage Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Pennsylvania (continued)
Scranton PA School District Prerefunded (GO, AMBAC, State Aid Withholding Insured) §	5.00%	04/01/2017	$1,405,000	$1,410,494

				176,040,157

Puerto Rico: 4.88%
Puerto Rico Electric Power Authority Refunding Series UU (Utilities Revenue) §±	1.01	07/01/2031	14,385,000	9,823,948
Puerto Rico Electric Power Authority Series UU (Utilities Revenue) ±	0.99	07/01/2020	1,800,000	1,497,780
Puerto Rico Electric Power Authority Series UU (Utilities Revenue, AGM Insured) §±	0.83	07/01/2029	14,000,000	9,921,240
Puerto Rico Highway & Transportation Authority Series Z (Tax Revenue, AGM Insured) §	6.00	07/01/2018	1,070,000	1,329,785
Puerto Rico Highway & Transportation Authority Series Z (Tax Revenue, AGM Insured) §	6.00	07/01/2018	930,000	1,100,795
Puerto Rico PFOTER Series 4147 (Utilities Revenue, FSA, FGIC Insured) §±	1.00	07/01/2033	57,000,000	57,000,000
Puerto Rico Sales Tax Financing Corporation First Subseries A (Tax Revenue) §	6.38	08/01/2039	1,845,000	2,141,473
Puerto Rico Sales Tax Financing Corporation MSTR Series SGC-4 Class A (Tax Revenue, Societe Generale LIQ) §±	0.29	08/01/2057	56,360,000	56,360,000
University of Puerto Rico Series Q (Education Revenue)	5.00	06/01/2016	460,000	493,792

				139,668,813

Rhode Island: 0.22%
Rhode Island Clean Water Finance Agency Cranston Wastewater Treatment System (Miscellaneous Revenue, NATL-RE Insured) §	5.80	09/01/2022	3,295,000	3,298,657
Rhode Island Health & Education Building Corporation Northern Rhode Island Community Project (Health Revenue, Bank of America NA LOC) §±	0.60	06/01/2037	3,010,000	3,010,000

				6,308,657

South Carolina: 1.81%
Allendale County SC School District Energy Savings Special Obligation (Miscellaneous Revenue, State Aid Withholding Insured) §	7.00	12/01/2013	565,000	585,329
Allendale County SC School District Energy Savings Special Obligation (Miscellaneous Revenue, State Aid Withholding Insured) §	8.50	12/01/2018	1,780,000	1,920,869
Berkeley County SC School District Installment Lease Securing Assets for Education (Miscellaneous Revenue) §	5.25	12/01/2024	1,760,000	1,823,518
Calhoun County SC Solid Waste Disposal Facilities Eastman Kodak Company Project (IDR)	6.75	05/01/2017	400,000	503,836
Charleston SC Educational Excellence Finance Corporation Charleston County School District Project (Lease Revenue) (h)	5.25	12/01/2025	15,000,000	16,667,700
Cherokee County SC Scago Educational Facilities Corporation Cherokee School District # 1 Series B (Lease Revenue, AGM Insured) §	5.00	12/01/2026	2,295,000	2,441,903
Columbia SC Parking Facilities (Transportation Revenue, AMBAC Insured) §	5.88	12/01/2013	1,055,000	1,059,294
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2013	96,519	92,943
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2014	100,958	89,356
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2015	109,160	87,431
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2016	121,679	56,892

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Municipal Bond Fund	23

Security Name	Interest Rate	Maturity Date	Principal	Value

South Carolina (continued)
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00%	01/01/2017	$164,621	$70,463
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2018	181,929	70,725
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2019	198,059	70,798
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2020	215,428	72,056
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2021	255,522	78,560
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	01/01/2022	270,213	77,927
Connector 2000 Association Incorporated CAB Series A-1 (Transportation Revenue) §¤	0.00	01/01/2032	5,030,581	735,270
Connector 2000 Association Incorporated CAB Series A-1 (Transportation Revenue) §¤	0.00	01/01/2042	8,447,671	571,400
Connector 2000 Association Incorporated CAB Series A-1 (Transportation Revenue) §¤	0.00	07/22/2051	11,252,590	334,427
Connector 2000 Association Incorporated CAB Series B-1 (Transportation Revenue) §¤	0.00	01/01/2032	2,489,105	153,279
Connector 2000 Association Incorporated CAB Series B-1 (Transportation Revenue) §¤	0.00	07/22/2051	7,632,322	73,194
Kershaw County SC Public School District Kershaw County School District Installment Purchase Project (Lease Revenue, AGC Insured) §	5.00	12/01/2026	3,295,000	3,593,329
Kershaw County SC Public Schools Foundation Installment Power Revenue (Lease Revenue, AGC Insured) §	5.00	12/01/2018	100,000	114,137
Kershaw County SC Public Schools Kershaw County School District Project (Lease Revenue, AGC Insured) §	5.00	12/01/2021	2,870,000	3,199,132
Kershaw County SC Public Schools Kershaw County School District Project (Lease Revenue, AGC Insured) §	5.00	12/01/2022	905,000	1,003,030
Kershaw County SC Public Schools Kershaw County School District Project (Lease Revenue, AGC Insured) §	5.00	12/01/2023	6,950,000	7,672,105
Lee County SC School Facilities Incorporated Series 2006 (Lease Revenue, RADIAN Insured) §	6.00	12/01/2031	2,890,000	3,056,551
Newberry SC Newberry County School District Project (Lease Revenue) §	5.25	12/01/2017	760,000	832,420
Piedmont SC Municipal Power Agency (Utilities Revenue, FGIC Insured)	6.75	01/01/2019	210,000	277,786
Piedmont SC Municipal Power Agency Series A (Utilities Revenue, FGIC Insured)	6.50	01/01/2014	290,000	315,836
Scago Educational Facilities Corporation for Colleton School District (Lease Revenue, Assured Guaranty Insured)	5.00	12/01/2015	150,000	167,874
South Carolina Education Assistance Authority Student Loan Series I (Education Revenue) §	5.10	10/01/2029	2,680,000	2,939,906
South Carolina Housing Finance & Development Authority Mortgage Series B-1 (Housing Revenue, AGM Insured) §	5.75	07/01/2015	180,000	180,740
Three Rivers SC Solid Waste Authority CAB Landfill Gas Project (Resource Recovery Revenue) ¤	0.00	10/01/2031	1,835,000	799,730

				51,789,746

South Dakota: 0.44%
Lower Brule Sioux Tribe South Dakota Series B (GO) §	5.50	05/01/2019	2,000,000	1,695,380
Lower Brule Sioux Tribe South Dakota Series B (GO) §	5.60	05/01/2020	1,440,000	1,196,669
Rapid City SD Series A (Airport Revenue) §	6.75	12/01/2031	1,020,000	1,148,336

24	Wells Fargo Advantage Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

South Dakota (continued)
Rapid City SD Series A (Airport Revenue) §	7.00%	12/01/2035	$750,000	$846,480
Sisseton-Wahpeton Sioux Tribe South Dakota Lake Traverse Reservation (Miscellaneous Revenue) (i)	7.00	11/01/2013	170,000	170,418
Sisseton-Wahpeton Sioux Tribe South Dakota Lake Traverse Reservation (Miscellaneous Revenue) (i)	7.00	11/01/2023	1,290,000	1,276,945
South Dakota EDFA Pooled Loan Program Angus Incorporated Project Series A (Utilities Revenue, LaSalle Bank NA LOC)	5.25	04/01/2013	320,000	330,432
South Dakota EDFA Pooled Loan Program McEleeg Project Series B (IDR) §	5.00	04/01/2014	250,000	265,923
South Dakota EDFA Pooled Loan Program Spearfish Forest Series A (Miscellaneous Revenue) §	5.88	04/01/2028	2,350,000	2,499,554
South Dakota Education Loans Incorporated (Education Revenue, Guaranteed Student Loans Insured) §	5.45	06/01/2020	3,250,000	3,223,090

				12,653,227

Tennessee: 3.94%
Metropolitan Nashville Airport Authority Aero Nashville LLC Project (Airport Revenue) §	5.20	07/01/2026	725,000	711,573
Montgomery County TN Public Building Authority Adjusted Tennessee County Loan Pool (Miscellaneous Revenue, Bank of America NA LOC) §±	0.45	02/01/2036	10,000,000	10,000,000
Municipal Energy Acquisition Corporation Tennessee Gas Revenue PUTTER Series 1578 (Utilities Revenue) §±	0.42	12/01/2016	45,000,000	45,000,000
Municipal Energy Acquisition Corporation Tennessee Gas Revenue PUTTER Series 1579 (Utilities Revenue, JPMorgan Chase & Company LOC) §±	0.42	12/01/2016	15,000,000	15,000,000
Shelby County TN Health, Educational & Housing Facilities St. Agnes-St. Dominic School Project (Education Revenue, SunTrust Bank LOC) §±	0.47	09/01/2032	5,500,000	5,500,000
Tennessee Energy Acquisition Corporation Gas Series C (Utilities Revenue)	5.00	02/01/2021	7,005,000	7,530,935
Tennessee Energy Acquisition Corporation Gas Series C (Utilities Revenue)	5.00	02/01/2025	5,090,000	5,293,142
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	09/01/2015	500,000	541,635
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	09/01/2016	3,015,000	3,304,561
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	02/01/2022	2,050,000	2,173,984
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	09/01/2018	3,200,000	3,589,344
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	02/01/2018	3,875,000	4,155,744
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	02/01/2019	9,200,000	9,866,908

				112,667,826

Texas: 6.25%
Beasley TX Higher Education Finance Corporation Focus Learning Academy Series A (Miscellaneous Revenue) §	7.25	08/15/2026	550,000	620,197
Beasley TX Higher Education Finance Corporation Focus Learning Academy Series A (Miscellaneous Revenue) §	7.75	08/15/2041	2,000,000	2,327,960
Brazos TX Harbor Industrial Development Corporation Dow Chemical Company Project (IDR) §±	5.90	05/01/2038	5,750,000	6,326,093
Central Texas Regional Mobility Authority Senior Lien (Transportation Revenue, NATL-RE, FGIC Insured) ¤	0.00	01/01/2016	440,000	426,052
Central Texas Regional Mobility Authority Senior Lien (Transportation Revenue) §	5.75	01/01/2025	2,000,000	2,224,320
Dallas TX Independent School District School Building (GO, Priority School Funding Guaranteed Insured) §	6.38	02/15/2034	10,000,000	12,450,000
Dallas-Fort Worth TX International Airport Series B (Airport Revenue, NATL-RE Insured) §	6.25	11/01/2028	560,000	562,274
Harris County TX Health Facilities Development Corporation Hospital Memorial Hermann Health Care Systems Series B (Health Revenue) §	7.25	12/01/2035	11,000,000	13,185,810

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Municipal Bond Fund	25

Security Name	Interest Rate	Maturity Date	Principal	Value

Texas (continued)
Harris County TX Health Facilities Development Corporation Memorial Hospital Systems Project Series A (Health Revenue, NATL-RE Insured)	6.00%	06/01/2013	$500,000	$524,135
Houston TX Airport System Series C (Airport Revenue, XLCA Insured) §±(m)(n)(a)	0.49	07/01/2032	7,250,000	5,587,959
Houston TX Housing Finance Corporation Cullen Park Apartments Series A (Housing Revenue, FNMA Insured) §	5.70	12/01/2033	965,000	977,757
Houston TX Water Conveyance Systems COP Series H (Miscellaneous Revenue, AMBAC Insured)	7.50	12/15/2015	1,400,000	1,602,356
Houston TX Water Conveyance Systems COP Series H (Miscellaneous Revenue, AMBAC Insured)	7.50	12/15/2014	1,000,000	1,109,020
La Vernia TX Higher Education Finance Corporation Series A (Miscellaneous Revenue) §	6.25	02/15/2017	750,000	825,593
La Vernia TX Higher Education Finance Lifeschools of Dallas Series A (Miscellaneous Revenue) §	6.25	08/15/2021	6,165,000	6,765,039
La Vernia TX Higher Education Finance Lifeschools of Dallas Series A (Miscellaneous Revenue) §	7.50	08/15/2041	6,500,000	7,535,580
Lewisville TX Combination Special Assessment Capital Improvement District 4 (Miscellaneous Revenue) §	6.75	10/01/2032	2,300,000	2,416,679
Lower Colorado TX River Authority Series A (Miscellaneous Revenue) §	6.50	05/15/2037	5,000,000	5,596,500
Lower Colorado TX River Authority Unrefunded Balance (Miscellaneous Revenue) §	7.25	05/15/2037	95,000	108,310
San Leanna TX Education Facilities Corporation Street Edwards University Project (Education Revenue) §	5.13	06/01/2022	1,735,000	1,865,732
San Leanna TX Education Facilities Corporation Street Edwards University Project (Education Revenue) §	5.13	06/01/2023	1,000,000	1,068,900
San Leanna TX Education Facilities Corporation Street Edwards University Project (Education Revenue) §	5.13	06/01/2024	750,000	796,043
Southeast Texas Housing Finance Corporation Mortgage-Backed Securities PG Series B (Housing Revenue, GNMA/FNMA Insured) §	6.30	10/01/2035	256,246	269,302
Southeast Texas Housing Finance Corporation Mortgage-Backed Securities Series B (Housing Revenue, GNMA/FNMA Insured) §	6.00	02/01/2036	590,939	593,344
Tarrant County TX Cultural Education Facilities Finance Corporation (Health Revenue) §(s)(i)	6.38	11/01/2036	8,400,000	2,937,732
Tarrant County TX Cultural Education Facilities Finance Corporation Air Force Village Obligation Group (Health Revenue)	5.00	05/15/2017	1,400,000	1,495,368
Tarrant County TX Cultural Education Facilities Finance Corporation Retirement Facilities (Health Revenue) §	6.50	11/15/2014	280,000	280,252
Tarrant County TX Cultural Education Facilities Finance Corporation Texas Health Resources Series A (Health Revenue) §	5.00	02/15/2023	9,900,000	10,935,342
Texas Gas Supply SA Energy Acquisition Public Facilities Corporation (Utilities Revenue)	5.50	08/01/2021	5,915,000	6,567,365
Texas Gas Supply SA Energy Acquisition Public Facilities Corporation (Utilities Revenue)	5.50	08/01/2023	7,810,000	8,565,227
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series A (Utilities Revenue)	5.00	12/15/2016	450,000	484,623
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series A (Utilities Revenue)	5.25	12/15/2019	1,170,000	1,280,132
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series A (Utilities Revenue)	5.25	12/15/2024	5,035,000	5,436,138
Texas Municipal Gas Acquisition & Supply Corporation Series A (Utilities Revenue) §±	0.73	09/15/2027	5,000,000	3,885,300
Texas Municipal Gas Acquisition & Supply Corporation Series A (Utilities Revenue) §±	1.01	09/15/2017	6,165,000	6,012,293

26	Wells Fargo Advantage Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Texas (continued)
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) §±	0.65%	09/15/2017	$22,895,000	$22,299,501
Texas Municipal Gas Acquisition & Supply Corporation Series D (Utilities Revenue) §	6.25	12/15/2026	19,400,000	22,778,510
Texas Municipal Gas Acquisition & Supply Corporation Sub Lien Series C (Utilities Revenue) §±	1.76	12/15/2026	1,250,000	939,438
Texas Municipal Gas Acquisition & Various Senior Lien Series B (Utilities Revenue) §±	1.01	12/15/2026	8,500,000	6,389,365
Texas Municipal Power Agency (Utilities Revenue, NATL-RE Insured) ¤	0.00	09/01/2015	40,000	39,144
Texas State PFA Cosmos Foundation Series A (Miscellaneous Revenue) §	5.00	02/15/2018	1,780,000	1,884,059
Travis County TX Housing Finance Corporation Series A (Housing Revenue, GNMA Insured) §±	4.63	10/01/2034	835,785	876,530

				178,851,274

Utah: 0.78%
Spanish Fork City UT Charter School American Leadership Academy (Miscellaneous Revenue) §144A	5.55	11/15/2021	1,470,000	1,504,824
Utah County UT Charter School Ronald Wilson Reagan Series A (Miscellaneous Revenue) §	5.75	02/15/2022	850,000	877,940
Utah County UT ECFA U.S. Steel Corporation Project (IDR)	5.38	11/01/2015	4,500,000	4,668,525
Utah Housing Finance Agency SFHR Series E-1 (Housing Revenue, FHA, VA Mortgages Insured) §	5.38	07/01/2018	10,000	10,071
Utah State Charter School Finance Authority Early Light Academy Project (Miscellaneous Revenue) §	8.50	07/15/2046	6,480,000	7,165,908
Utah State Charter School Finance Authority Oquirrh Mountain Charter School Project (Miscellaneous Revenue) §	8.00	07/15/2030	2,105,000	2,243,341
Utah State Charter School Finance Authority Oquirrh Mountain Charter School Project (Miscellaneous Revenue) §	8.00	07/15/2041	3,910,000	4,130,016
West Valley City UT Charter School Monticello Academy (Miscellaneous Revenue) §144A	6.38	06/01/2037	1,920,000	1,810,483

				22,411,108

Virgin Islands: 1.18%
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series A (Miscellaneous Revenue) §	6.75%	10/01/2037	5,750,000	6,724,223
Virgin Islands PFA Senior Lien Series A (Water & Sewer Revenue) §	5.25	10/01/2018	435,000	464,741
Virgin Islands PFA Senior Lien Series A (Water & Sewer Revenue) §	5.25	10/01/2019	300,000	319,332
Virgin Islands PFA Series B (Tax Revenue) §	5.00	10/01/2025	5,850,000	6,227,852
Virgin Islands PFA Series C (Miscellaneous Revenue)	5.00	10/01/2018	8,860,000	9,777,276
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue) §	5.00	10/01/2022	5,500,000	5,929,990
Virgin Islands PFA Sub Matching Fund Loan Notes Series A (Tax Revenue) §	5.00	10/01/2025	4,000,000	4,346,040

				33,789,454

Virginia: 1.05%
Dulles Town VA CDA Special Assessment Tax (Miscellaneous Revenue) §	6.25	03/01/2026	8,200,000	8,207,216
Fairfax County VA Redevelopment & Housing Authority Housing for the Elderly Series A (Housing Revenue, FHA Insured) §	6.00	09/01/2016	500,000	501,630
King & Queen County VA IDA Authority Public Facilities Lease King & Queen Courts Complex Series A (Miscellaneous Revenue, Radian Insured) §	5.63	07/15/2017	1,000,000	1,001,740
Marquis VA CDA CAB Series C (Tax Revenue) ¤	0.00	09/01/2041	1,824,000	175,359
Marquis VA CDA Series B (Tax Revenue) §	5.63	09/01/2041	1,310,000	1,124,491

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Municipal Bond Fund	27

Security Name	Interest Rate	Maturity Date	Principal	Value

Virginia (continued)
Reynolds Crossing VA CDA Reynolds Crossing Project (Miscellaneous Revenue) §	5.10%	03/01/2021	$3,518,000	$3,574,253
Roanoke VA IDA Hospital Carilion Health Systems Series A (Health Revenue, NATL-RE Insured) §	5.50	07/01/2018	3,670,000	3,671,064
Suffolk VA Redevelopment & Housing Authority MFHR Hope Village Apartments Project (Housing Revenue, FNMA Insured) §	5.10	02/01/2014	325,000	329,082
Virginia HDA Commonwealth Mortgage Series A1 (Housing Revenue) §	4.85	04/01/2019	3,100,000	3,343,040
Virginia HDA Commonwealth Mortgage Series A1 (Housing Revenue) §	4.85	10/01/2019	3,100,000	3,332,624
Virginia State Resources Authority Unrefunded Balance 2010 (Utilities Revenue, NATL-RE Insured) §	5.50	05/01/2016	30,000	30,125
Watkins Centre VA CDA (Miscellaneous Revenue) §	5.40	03/01/2020	1,033,000	1,061,852
Winchester VA IDA Winchester Medical Center Incorporated (Health Revenue, AMBAC Insured) §±	5.50	01/01/2015	2,030,000	2,149,019
Winchester VA IDA Winchester Medical Center Incorporated (Health Revenue, AMBAC Insured) §±	5.50	01/01/2015	1,460,000	1,545,600

				30,047,095

Washington: 0.19%
Seattle WA Housing Authority (Housing Revenue, AGM Insured) §	5.15	11/01/2027	5,255,000	5,528,996

West Virginia: 0.01%
Ohio County WV Fort Henry Center Financing District Series A (Tax Revenue)	5.00	06/01/2015	215,000	218,229

Wisconsin: 1.36%
Milwaukee WI RDA Science Education Consortium Project Series A (Miscellaneous Revenue) §	5.13	08/01/2015	295,000	295,133
Milwaukee WI RDA Science Education Consortium Project Series A (Miscellaneous Revenue) §	5.63	08/01/2025	1,765,000	1,764,965
Milwaukee WI RDA Science Education Consortium Project Series A (Miscellaneous Revenue) §	5.75	08/01/2035	1,565,000	1,547,175
Oneida Tribe of Indians Wisconsin (Tax Revenue) §144A	5.50	02/01/2021	6,815,000	7,680,301
Waukesha County WI Housing Authority The Arboretum Project (Housing Revenue) §±	5.00	12/01/2027	2,800,000	2,863,084
Wisconsin State HEFA Aurora Health Care Incorporated A (Health Revenue) §	5.25	04/15/2024	1,000,000	1,111,290
Wisconsin State HEFA Aurora Health Care Incorporated Series 10-C (Health Revenue)	0.50	07/02/2012	8,000,000	8,000,000
Wisconsin State HEFA Children’s Hospital Wisconsin B (Health Revenue) §	5.38	08/15/2024	300,000	346,254
Wisconsin State HEFA Series 3122-X (Health Revenue, Morgan Stanley Bank LIQ) §±144A	0.27	04/01/2039	8,835,000	8,835,000
Wisconsin State HEFA Series M (Health Revenue, NATL-RE Insured) §±(m)(n)(a)	0.54	06/01/2019	7,000,000	6,514,608

				38,957,810

Wyoming: 0.08%
West Park Hospital District WY Series B (Health Revenue) §	6.50	06/01/2027	500,000	584,655
Wyoming CDA (Education Revenue) §	6.50	07/01/2043	1,600,000	1,739,664

				2,324,319

Total Municipal Obligations (Cost $2,783,118,261)				2,922,407,955

28	Wells Fargo Advantage Municipal Bond Fund	Portfolio of Investments—June 30, 2012

Security Name	Yield		Shares	Value

Short-Term Investments: 0.63%

Investment Companies: 0.62%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01%		17,755,135	$17,755,135

		Maturity Date	Principal

U.S. Treasury Securities: 0.01%
U.S. Treasury Bill #(z)	0.08	09/27/2012	$300,000	299,939

Total Short-Term Investments (Cost $18,055,066)				18,055,074

Total Investments in Securities
(Cost $2,801,173,327) *	102.78%	2,940,463,029
Other Assets and Liabilities, Net	(2.78)	(79,644,662)

Total Net Assets	100.00%	$2,860,818,367

§	These securities are subject to a demand feature which reduces the effective maturity.

±	Variable rate investment

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

¤	Security issued in zero coupon form with no periodic interest payments.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(h)	Underlying security in an inverse floater structure

%%	Security issued on a when-issued basis

##	All or a portion of this security has been segregated for when-issued securities.

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

(i)	Illiquid security for which the designation as illiquid is unaudited

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(x)	Inverse floating rate security

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $2,801,859,271 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$166,560,849
Gross unrealized depreciation	(27,957,091)

Net unrealized appreciation	$138,603,758

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	1

Security Name	Interest Rate	Maturity Date	Principal	Value

Municipal Obligations: 99.89%

Alabama: 1.52%
Alabama 21st Century Authority Tobacco Series A (Tobacco Revenue)	3.00%	06/01/2014	$2,500,000	$2,594,125
Alabama Health Care Authority for Baptist Health Series B (Health Revenue, Assured Guaranty GO of Authority Insured) ±§(m)	0.54	11/15/2037	11,200,000	11,200,000
Alabama Special Care Facilities Authority Mobile Revenue Series 2605 (Health Revenue, Morgan Stanley Bank LIQ) ±§	0.27	11/15/2039	27,000,000	27,000,000
Chatom AL Industrial Development Board Alabama Electric Series A Remarketing (Utilities Revenue, National Rural Utilities Cooperative Finance Corporation SPA) ±§	1.20	08/01/2037	15,050,000	15,049,549
Chatom AL Industrial Development Board Gulf Adjusted Power South Energy Cooperative Projects Series A (Utilities Revenue, National Rural Utilities Cooperative Finance Corporation SPA) ±§	0.60	11/15/2038	50,000,000	49,988,000
Chatom AL Industrial Development Board Solid Refunding Power South Energy Series B (Utilities Revenue)	4.00	08/01/2013	5,845,000	6,019,006
Mobile AL Industrial Development Board PCR Alabama Power Company Barry Series B (IDR) ±§	4.88	06/01/2034	775,000	798,025
Mobile AL Infirmary Health System Special Care Facilities Financing Authority Series A (Health Revenue)	5.00	02/01/2013	1,000,000	1,023,720

				113,672,425

Alaska: 2.07%
Alaska Energy Authority Linked Bears & Bulls (Utilities Revenue, FSA Insured) §	6.60	07/01/2015	5,700,000	6,086,232
Alaska State Housing Finance Corporation Series 3001 (Housing Revenue, Morgan Stanley Bank LIQ) ±§144A	0.27	12/01/2041	10,365,000	10,365,000
Alaska State Housing Finance Corporation Series A (Housing Revenue, Landesbank Baden-Wuerttemberg SPA) ±§	0.34	12/01/2041	75,000,000	75,000,000
Alaska State Housing Finance Corporation Series B (Housing Revenue, Landesbank Baden-Wuerttemberg SPA) ±§	0.38	12/01/2041	38,250,000	38,250,000
Alaska State Housing Finance Corporation Series D (Housing Revenue, Landesbank Baden-Wuerttemberg SPA ±§	0.41	12/01/2041	22,000,000	22,000,000
Alaska State Railroad Corporation Capital Grant Receipt Section 5307 & 5309 Formula Funds (Miscellaneous Revenue, NATL-RE FGIC Insured)	5.00	08/01/2015	3,000,000	3,316,500

				155,017,732

Arizona: 2.53%
Arizona Health Facilities Authority Phoenix Catholic Healthcare West Series E (Health Revenue) ±§	5.00	07/01/2029	9,000,000	9,003,600
Arizona Health Facilities Authority Phoenix Children’s Hospital Series A (Health Revenue) ±§	1.18	02/01/2042	64,665,000	61,019,834
Arizona Health Facilities Authority Phoenix Children’s Hospital Series B (Health Revenue) ±§	1.03	02/01/2042	43,300,000	41,019,822
Coconino County AZ Pollution Control Various Arizona Public Service Navajo Series A (Utilities Revenue) ±§	3.63	10/01/2029	8,500,000	8,667,280
Maricopa County AZ Elementary School District #92 School Improvement Project 2006 Series D (GO)	2.25	07/01/2012	1,250,000	1,250,100
Maricopa County AZ IDA Catholic Healthcare West Series B (Health Revenue) ±§	5.00	07/01/2025	5,520,000	5,522,208
Maricopa County AZ Pollution Control Refunding Arizona Public Service Company Series E (IDR) ±§	6.00	05/01/2029	1,000,000	1,079,530
Phoenix AZ IDA (Housing Revenue) §	1.38	06/01/2014	9,500,000	9,541,230

2	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Arizona (continued)
Scottsdale AZ IDA Healthcare Series F (Health Revenue, AGM Insured) ±§(m)	0.54%	09/01/2045	$51,400,000	$51,400,000
Tempe AZ IDA ASU Foundation Project (Miscellaneous Revenue, AMBAC Insured)	5.00	07/01/2013	975,000	1,006,298

				189,509,902

Arkansas: 0.03%
Baxter County AR Refunding (Health Revenue)	3.00	09/01/2012	1,555,000	1,558,390
Springdale AR Sales and Use Tax Refunding & Improvement (Tax Revenue, AGM Insured) §	4.00	07/01/2027	355,000	366,481

				1,924,871

California: 11.66%
California Educational Facilities Authority Series 3067X (Education Revenue, Morgan Stanley Bank LIQ) ±§144A	0.27	10/01/2039	9,942,857	9,942,857
California HFFA San Diego Hospital Series A (Health Revenue, NATL-RE Insured) ±§(m)(a)(n)	0.31	07/15/2018	5,800,000	5,398,368
California Infrastructure & Economic Development Bank Revenue Various Refunding The J Paul Getty Trust Series A-1 (Miscellaneous Revenue) ±§	0.68	04/01/2038	19,950,000	19,950,000
California Infrastructure & Economic Development Bank Revenue Various Refunding The J Paul Getty Trust Series A-2 (Miscellaneous Revenue) ±§	0.68	04/01/2038	10,200000	10,200,000
California Infrastructure & Economic Development Bank Revenue Various Refunding The J Paul Getty Trust Series A-3 (Miscellaneous Revenue) ±§	0.68	04/01/2038	38,400,000	38,400,000
California MSTR Class A (GO, Societe Generale LOC & LIQ) ±§	0.28	06/01/2032	46,000,000	46,000,000
California Municipal Finance Authority Republic Services Remarketing (Resource Recovery Revenue) ±§	0.40	09/01/2021	10,000,000	10,000,000
California PCFA Refinance Republic Services Series B (Resource Recovery Revenue) ±§144A	0.45	08/01/2024	7,500,000	7,499,475
California PCFA Waste Management Incorporated Project Series A (Resource Recovery Revenue) ±§	5.00	11/01/2038	6,000,000	6,215,340
California Series DCL-011 (GO, Dexia Credit Local LOC, FSA Insured) ±§	0.87	08/01/2027	5,995,000	5,995,000
California State Department of Water Resources Center Valley Project Water System Series AL (Water & Sewer Revenue) %%	5.00	12/01/2013	8,000,000	8,451,120
California State Department of Water Resources Center Valley Project Water System Series AL (Water & Sewer Revenue) %%	5.00	12/01/2014	2,000,000	2,196,780
California State Department of Water Resources Center Valley Project Water System Series AL (Water & Sewer Revenue) %%	5.00	12/01/2016	2,700,000	3,167,019
California State Department of Water Resources Center Valley Project Water System Series AM (Water & Sewer Revenue) %%	5.00	12/01/2013	3,000,000	3,091,560
California State Department of Water Resources Center Valley Project Water System Series AM (Water & Sewer Revenue) %%	5.00	12/01/2014	3,000,000	3,210,090
California State Department of Water Resources Center Valley Project Water System Series AM (Water & Sewer Revenue) %%	5.00	12/01/2016	5,215,000	5,943,327
California State PFOTER 4369 (GO, FSA Insured, Dexia Credit Local LIQ) ±§	0.88	08/01/2032	10,610,000	10,610,000
California State PFOTER 690 (Miscellaneous Revenue, NATL-RE Insured, Bank of America NA LIQ) ±§144A	0.42	07/16/2023	20,000,000	20,000,000
California State Refunding Series A (GO) ±§	0.86	05/01/2033	73,000,000	73,070,810
California State School Cash Reserve Program Authority Series R (Miscellaneous Revenue)	2.00	02/01/2013	7,730,000	7,788,130
California State School Cash Reserve Program Authority Series L (Miscellaneous Revenue)	2.00	02/01/2013	2,000,000	2,009,520

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	3

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
California State School Cash Reserve Program Authority Series Q (Miscellaneous Revenue)	2.00%	02/01/2013	$2,275,000	$2,288,900
California State School Cash Reserve Program Authority Series Y (Miscellaneous Revenue)	2.00	01/31/2013	6,380,000	6,431,614
California State Series DCL 009 (GO, Dexia Credit Local LOC & LIQ, FSA Insured) ±§	0.87	08/01/2027	81,430,000	81,430,000
California State Statewide CDA Refunding Thomas Jefferson School Law Series B (Education Revenue) §	4.88	10/01/2031	4,200,000	4,628,988
California State Various Purposes (GO) §	6.25	09/01/2012	1,080,000	1,091,070
California Statewide CDA Disposal Republic Services Series A (Resource Recovery Revenue)	4.95	12/01/2012	1,250,000	1,272,788
California Statewide CDA Health Facilities Catholic Series D (Health Revenue, AGM Insured) ±§(m)	0.37	07/01/2041	56,250,000	56,250,000
California Statewide CDA Health Facilities Catholic Series E (Health Revenue, AGM Insured) ±§(m)	0.39	07/01/2040	40,175,000	40,175,000
California Statewide CDA Health Facilities Catholic Series F (Health Revenue, AGM Insured) ±§(m)	0.37	07/01/2040	23,375,000	23,375,000
El Monte CA Union High School District (GO)	5.00	06/01/2013	5,000,000	5,196,750
Golden State Tobacco Securitization Corporation Enhanced Asset Backed Series A (Tobacco Revenue, AMBAC Insured)	4.00	06/01/2014	1,000,000	1,032,120
Golden State Tobacco Securitization Corporation Series 2954 (Tobacco Revenue, Morgan Stanley Bank LIQ) ±§	0.78	06/01/2047	25,000,000	25,000,000
Grossmont CA Healthcare District Series 3253 (GO, Morgan Stanley Bank LIQ) ±§144A	0.43	07/15/2040	8,200,000	8,200,000
Hemet CA Unified School District COP (Miscellaneous Revenue) ±§	1.68	10/01/2036	11,705,000	11,705,468
Inland Valley CA Development Agency (Tax Revenue) ±§	4.00	03/01/2041	56,000,000	57,495,760
Kirkwood Meadows CA Public Utility District (Utilities Revenue) §	4.50	05/01/2013	9,370,000	9,381,806
Long Beach CA Bond Finance Authority Natural Gas Purchase Series A (Utilities Revenue)	5.00	11/15/2013	1,250,000	1,298,350
Long Beach CA Bond Finance Authority Natural Gas Purchase Series A (Utilities Revenue)	5.00	11/15/2014	2,340,000	2,473,591
Los Angeles CA DW&P System Series A Subordinated Series A-1 (Utilities Revenue, NATL-RE Insured)	5.00	07/01/2012	1,500,000	1,500,405
Metropolitan Water District Southern California Series A-1 (Water & Sewer Revenue, Banco Bilboa Vizcaya SPA) ±§	0.34	07/01/2021	20,155,000	20,155,000
Metropolitan Water District Southern California Waterworks Series A-2 (Water & Sewer Revenue, Banco Bilboa Vizcaya SPA) ±§	0.75	07/01/2021	11,750,000	11,750,000
Moreno Valley CA Unified School District TRAN (GO)	2.50	10/01/2012	5,000,000	5,021,250
Northern California Gas Authority # 1 Index Series B (Utilities Revenue) ±§	0.91	07/01/2017	5,225,000	4,794,251
Orange County CA Water District COPS Series 3192X (Miscellaneous Revenue, Morgan Stanley Bank LIQ) ±§144A	0.27	08/15/2039	5,240,000	5,240,000
Palomar Pomerado CA Health Care District COP Series A (Health Revenue, AGM Insured) ±§(m)	0.60	11/01/2036	36,500,000	36,500,000
Palomar Pomerado CA Health Care District COP Series B (Health Revenue, AGM Insured) ±§(m)	0.59	11/01/2036	27,975,000	27,975,000
Palomar Pomerado CA Health Care District COP Series C (Health Revenue, AGM Insured) ±§(m)	0.49	11/01/2036	23,950,000	23,950,000
Poway CA Community Facilities District # 88-1 Parkway Business (Tax Revenue)	3.25	08/15/2012	2,980,000	2,986,765
Sacramento CA Unified School District COP Series A (Miscellaneous Revenue, AGM Insured) ±§	3.18	03/01/2040	22,880,000	23,249,970

4	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Sacramento County CA SFMR PFOTER 2327 (Housing Revenue, FNMA, GNMA Insured, Dexia Credit Local SPA) ±§	0.79%	10/01/2023	$8,505,000	$8,505,000
San Diego CA PFFA Ballpark Series A (Miscellaneous Revenue, AMBAC Insured) 144A	5.00	02/15/2013	4,110,000	4,223,765
San Diego CA Unified School District Election 1998 Series D (GO, FGIC Insured) §	5.25	07/01/2021	4,000,000	4,041,080
San Diego County CA COP (Miscellaneous Revenue, AMBAC Insured) §	5.63	09/01/2012	900,000	906,534
Southern California Public Power Authority Southern Transmission Series A (Utilities Revenue, AGM Insured, Bank of America NA SPA) ±§	0.35	07/01/2021	42,285,000	42,285,000
Stockton CA Unified School District CAB (Miscellaneous Revenue, AMBAC Insured) §¤	0.00	02/01/2027	1,990,000	946,822
Stockton CA Unified School District CAB (Miscellaneous Revenue, AMBAC Insured) §¤	0.00	02/01/2028	2,100,000	944,559
Stockton CA Unified School District CAB (Miscellaneous Revenue, AMBAC Insured) §¤	0.00	02/01/2029	2,100,000	892,584
Stockton CA Unified School District CAB (Miscellaneous Revenue, AMBAC Insured) §¤	0.00	02/01/2030	2,000,000	802,980
Stockton CA Unified School District CAB (Miscellaneous Revenue, AMBAC Insured) §¤	0.00	02/01/2031	2,035,000	771,489
Upland CA San Antonio Community Hospital (Miscellaneous Revenue)	3.00	01/01/2013	1,790,000	1,806,182
Washington Township CA Health Care District Series A (Health Revenue)	4.50	07/01/2012	285,000	285,048
Washington Township CA Health Care District Series A (Health Revenue)	4.50	07/01/2013	290,000	298,709
Washington Township CA Health Care District Series A (Health Revenue)	5.00	07/01/2014	305,000	322,775
Washington Township CA Health Care District Series A (GO)	6.00	08/01/2012	1,730,000	1,738,373
William S. Hart California Union High School District MSTR Series SGC 59 Class A (GO, Societe Generale LOC, Societe Generale LIQ) ±§144A	0.28	09/01/2027	4,000,000	4,000,000

				873,760,142

Colorado: 1.62%
Arapahoe County CO Certificates IDK Partners I Trust Series A Class A (Housing Revenue, GNMA Insured)	5.25	11/01/2019	50,497	50,909
Arkansas River Power Authority CO Power Series PT-3575 (Utilities Revenue, XLCA Insured, Dexia Credit Local LIQ) ±§	0.97	10/01/2021	8,645,000	8,645,000
Colorado Health Facilities Authority Catholic Health D-2 Project Unrefunded Balance (Health Revenue) ±§	5.25	10/01/2038	2,935,000	3,126,303
Colorado Springs CO Utilities Various Sub Lien Improvement Series B (Utilities Revenue, Bayerische Landesbank SPA) ±§	0.40	11/01/2036	43,550,000	43,550,000
Denver CO City & County Airport Sub Series F2 (Airport Revenue, Assured Guaranty Insured) ±§(m)	0.45	11/15/2025	9,050,000	9,050,000
University of Colorado Enterprise Systems Series 2007-A (Education Revenue, NATL-RE Insured, Dexia Credit Local LIQ) ±§	0.68	06/01/2026	6,760,000	6,760,000
University of Colorado Hospital Authority Series B (Education Revenue) ±§	0.93	11/15/2035	50,000,000	50,000,000

				121,182,212

Connecticut: 0.61%
Bridgeport CT Refunding Series B (GO) %%	2.00	08/15/2013	4,225,000	4,287,826
Capitol Region Education Council CT BAN (GO)	2.00	03/07/2013	5,000,000	5,009,800
Connecticut State Development Authority PCR (Utilities Revenue) ±§	1.25	09/01/2028	9,000,000	9,040,950
Connecticut State HEFA Bridgeport Hospital Series D (Health Revenue)	4.00	07/01/2014	420,000	443,663
Connecticut State HEFA Bridgeport Hospital Series D (Health Revenue)	2.00	07/01/2013	2,065,000	2,093,311

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	5

Security Name	Interest Rate	Maturity Date	Principal	Value

Connecticut (continued)
Connecticut State Series A (GO) ±§	0.88%	03/01/2016	$25,000,000	$25,191,500

				46,067,050

Delaware: 0.18%
Delaware PFOTER (Miscellaneous Revenue, Bank of America NA LIQ) ±§	0.96	07/01/2047	6,115,000	6,115,000
Wilmington DE Multi-Family Housing Lincoln Towers Series A (Housing Revenue, Local or Guaranty Housing Insured)	4.00	07/15/2013	7,000,000	7,020,510

				13,135,510

District of Columbia: 1.10%
District of Columbia American College of Cardiology (Education Revenue, SunTrust Bank LOC) ±§	0.47	06/01/2040	12,000,000	12,000,000
District of Columbia BAN Pilot Arthur (Tax Revenue)	4.00	12/01/2012	6,000,000	6,064,080
District of Columbia Children’s Research Center (Miscellaneous Revenue, SunTrust Bank LOC) ±§	0.47	04/01/2038	6,035,000	6,035,000
District of Columbia Income Tax Refunding Secured Series B (Tax Revenue) ±§	0.78	12/01/2015	30,000,000	30,001,200
District of Columbia Income Tax Refunding Secured Series E (Tax Revenue) ±§	0.78	12/01/2015	5,000,000	5,000,200
District of Columbia Population Services International (Miscellaneous Revenue, SunTrust Bank LOC) ±§	0.47	11/01/2042	5,000,000	5,000,000
District of Columbia Revenue Various AARP Foundation (Miscellaneous Revenue, Bank of America NA LOC) ±§	0.28	10/01/2034	3,000,000	3,000,000
District of Columbia Thomas B Fordham Foundation (Miscellaneous Revenue, SunTrust Bank LOC) ±§	0.47	10/01/2037	3,000,000	3,000,000
District of Columbia Water & Sewer Authority Public Utility Revenue Index-Sub Lien-Subseries B-1 (Water & Sewer Revenue) ±§	0.66	10/01/2044	12,650,000	12,651,139

				82,751,619

Florida: 6.40%
Alachua County FL Health Facilities Authority Shands Healthcare Series B (Health Revenue)	3.00	12/01/2012	500,000	504,085
Alachua County FL Health Facilities Authority Shands Healthcare Series B (Health Revenue)	5.00	12/01/2013	4,340,000	4,554,743
Austin Trust Various States Various Certificates Bank of America Series 2008-3029X (Utilities Revenue, NATL-RE Insured, Bank of America NA LIQ) ±§	0.45	10/01/2035	5,400,000	5,400,000
Bay County FL PCR Refunding International Company Project Series A (IDR)	5.10	09/01/2012	2,000,000	2,013,180
Broward County FL School Board (Miscellaneous Revenue, AGM Insured, PNC Bank NA SPA) ±§	0.45	07/01/2031	40,000,000	40,000,000
Citizens Property Insurance Corporation of Florida (Miscellaneous Revenue, AGM Insured) ±	1.83	06/01/2014	62,000,000	62,608,220
Collier County FL IDA NCH Healthcare System Project (Health Revenue)	4.00	10/01/2013	1,065,000	1,105,438
Florida HEFA (Education Revenue)	4.00	04/01/2013	1,125,000	1,149,334
Florida State Board of Education Series A (Miscellaneous Revenue)	5.00	07/01/2012	3,095,000	3,095,836
Florida State Board of Education Series C (Miscellaneous Revenue)	3.00	07/01/2012	5,350,000	5,350,856
Florida State Board of Education Series C (Miscellaneous Revenue)	5.00	07/01/2012	1,215,000	1,215,328
Florida State PFOTER 4638 (Miscellaneous Revenue, Dexia Credit Local LIQ) ±§144A	0.68	07/01/2036	43,580,000	43,580,000
Gulf Breeze FL Local Government Loan Series B (Miscellaneous Revenue) ±§	3.00	12/01/2020	14,985,000	14,959,825

6	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Florida (continued)
Gulf Breeze FL Local Government Loan Series FG&H Remarketing (Miscellaneous Revenue) ±§	1.35%	12/01/2020	$3,320,000	$3,319,436
Gulf Breeze FL Local Government Loan Series FG&H Remarketing (Miscellaneous Revenue) ±§	1.00	12/01/2020	4,990,000	4,988,653
Gulf Breeze FL Local Government Loan Series K-Tender (Miscellaneous Revenue) ±§	1.40	12/01/2020	1,000,000	1,005,480
Highlands County FL Health Facilities Authority Various Hospital Adventist Health Series E (Health Revenue, Calyon Bank LOC) ±§	0.50	11/15/2035	36,475,000	36,475,000
Highlands County FL Health Facilities Authority Adventist Sunbelt Series E (Health Revenue)	4.50	11/15/2012	1,395,000	1,416,623
Highlands County FL Health Facilities Authority Series 3187 (Health Revenue, Morgan Stanley Bank LIQ) ±§144A	0.27	11/15/2032	9,375,000	9,375,000
Hillsborough County FL IDA (Utilities Revenue) §	5.10	10/01/2013	1,130,000	1,140,328
Hillsborough County FL School Board COP Master Lease Program Series A (Miscellaneous Revenue, NATL-RE Insured)	5.50	07/01/2012	2,045,000	2,045,573
Lakeland FL Educational Facilities Adjusted Florida Southern College Project (Education Revenue, SunTrust Bank LOC) ±§	0.47	09/01/2029	10,000,000	10,000,000
Lakeland FL Energy System Revenue (Utilities Revenue) ±§	0.93	10/01/2012	13,700,000	13,705,480
Lakeland FL Energy System Revenue (Utilities Revenue) ±§	1.28	10/01/2014	13,350,000	13,397,393
Lee County FL Airport Revenue Refunding AMT Series A (Airport Revenue, AGM Insured)	5.00	10/01/2012	1,750,000	1,770,213
Lee County FL Airport Revenue Refunding AMT Series A (Airport Revenue, AGM Insured)	5.00	10/01/2013	4,140,000	4,344,433
Marion County FL IDA Waste 2 Water Incorporated Project (IDR, SunTrust Bank LOC) ±§	0.66	10/01/2026	835,000	835,000
Miami-Dade County FL Expressway Authority (Transportation Revenue, Assured Guaranty Insured, Citibank NA LIQ) ±§144A	0.40	07/01/2018	1,725,000	1,725,000
Miami-Dade County FL HFA Siesta Pointe Apartments Series A (Housing Revenue, AGM Insured, FHLMC LIQ) §	5.50	09/01/2012	155,000	155,496
Miami-Dade County FL IDA Dolphins Stadium Project Series A (IDR) ±§	3.08	07/01/2032	19,075,000	19,075,000
Miami-Dade County FL IDA Dolphins Stadium Project Series B (IDR) ±§	3.08	07/01/2032	19,075,000	19,075,000
Miami-Dade County FL IDA Dolphins Stadium Project Series C (IDR) ±§	3.08	07/01/2032	6,850,000	6,850,000
Miami-Dade County FL International Airport Aviation Series 34 (Airport Revenue, Societe Generale LOC & LIQ) ±§	0.29	10/01/2029	11,870,000	11,870,000
Miami-Dade County FL School Board Master Equipment Lease Purchase A (Miscellaneous Revenue) 144A(i)	3.59	03/03/2016	10,804,770	11,157,761
Miami-Dade County FL School Board Series A (Miscellaneous Revenue) ±§	5.00	05/01/2031	17,000,000	18,038,700
Okeechobee County FL Disposal Waste Management Landfill Series A (Resource Recovery Revenue) ±§	2.63	07/01/2039	6,690,000	6,761,048
Orange County FL IDA Educational Facilities Various University of Central Florida School Student Housing Foundation, Incorporated Project (Education Revenue, SunTrust Bank LOC) ±§	0.47	06/01/2029	8,360,000	8,360,000
Orange County FL Independent Blood & Tissue Services (IDR, SunTrust Bank LOC) ±§	0.47	10/01/2027	12,365,000	12,365,000
Osceola County FL School Board (Tax Revenue, AGM Insured)	5.00	06/01/2013	1,400,000	1,457,204
Palm Beach County FL Public Improvement COP (Miscellaneous Revenue) 144A	3.04	02/01/2014	12,408,858	12,537,786
Palm Beach County FL South Florida Blood Banks Project (IDR, SunTrust Bank LOC) ±§	0.47	12/01/2022	5,670,000	5,670,000
Pasco County FL School Board Certificates Series B (Miscellaneous Revenue, AMBAC Insured) ±§(m)	0.79	08/01/2030	24,650,000	24,650,000

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	7

Security Name	Interest Rate	Maturity Date	Principal	Value

Florida (continued)
Pinellas County FL YMCA Suncoast Incorporated Project (IDR, SunTrust Bank LOC) ±§	0.47%	05/01/2027	$5,015,000	$5,015,000
Saint Petersburg FL Health Facilities Authority All Childrens Series B (Health Revenue, AMBAC Insured) ±§(m)	0.49	11/15/2034	3,550,000	3,550,000
South Lake County FL South Lake Hospital Incorporated (Health Revenue)	4.00	10/01/2012	455,000	458,271
South Lake County FL South Lake Hospital Incorporated (Health Revenue)	4.00	10/01/2013	900,000	927,972
South Lake County FL South Lake Hospital Incorporated (Health Revenue) §	5.50	10/01/2013	660,000	671,055
Tampa FL Educational Facilities Various Academy Holy Names Project (Miscellaneous Revenue, SunTrust Bank LOC) ±§	0.47	03/01/2022	750,000	750,000
University of South Florida Research Foundation Incorporated Interdisciplinary Series A (Education Revenue, Bank of America NA LOC) ±§	0.37	08/01/2034	7,455,000	7,455,000
Volusia County FL School Board (Tax Revenue, AGM Insured)	5.00	10/01/2014	9,500,000	10,203,760
Volusia County FL School Board (Tax Revenue, AGM Insured)	5.25	10/01/2012	1,905,000	1,921,707

				480,056,217

Georgia: 2.03%
Atlanta GA Airport Passenger Facilities Charge Revenue PUTTER Series 3027 (Airport Revenue, FSA Insured, JPMorgan Chase Bank LIQ) ±§	0.33	01/01/2013	7,430,000	7,430,000
Burke County GA Development Authority Pollution Oglethorpe Power Corporation Vogtle Project Series A (Utilities Revenue) ±§	2.50	01/01/2040	17,000,000	17,204,000
Burke County GA Development Authority Pollution Oglethorpe Power Corporation Vogtle Project Series G (Utilities Revenue) ±§	0.90	01/01/2039	2,375,000	2,373,955
Fulton County GA Development Authority Healthcare System Catholic East (Health Revenue)	5.00	11/15/2013	5,180,000	5,461,896
Georgia Public Gas Partners Incorporated Series A (Utilities Revenue)	5.00	10/01/2012	2,050,000	2,072,427
Georgia State Various Series G (GO) ±§	0.58	12/01/2026	106,305,000	106,212,515
Main Street Natural Gas Incorporated Georgia Series B (Utilities Revenue)	5.00	03/15/2014	1,150,000	1,198,611
Metropolitan Atlanta GA Rapid Transit Authority MSTR SGC 61 Class A (Tax Revenue, Societe Generale LOC & LIQ, AMBAC Insured) ±§144A	0.29	07/01/2020	8,605,000	8,605,000
Metropolitan Atlanta GA Rapid Transit Authority Series P (Tax Revenue, AMBAC Insured) §	6.00	07/01/2013	685,000	702,680
Monroe County GA Development Authority Oglethorpe Power Corporation Scherer Project-Series A (Utilities Revenue) ±§	0.90	01/01/2039	510,000	509,939

				151,771,023

Guam: 0.02%
Guam Government Hotel Occupancy Series A (Tax Revenue)	2.00	11/01/2012	1,740,000	1,746,368

Illinois: 3.98%
Broadview IL Tax Increment Revenue (Tax Revenue) §	5.25	07/01/2012	850,000	850,094
Chicago IL Finance Authority Columbia College (Education Revenue)	4.00	12/01/2014	1,560,000	1,627,626
Chicago IL Finance Authority Columbia College (Education Revenue)	5.00	12/01/2013	1,485,000	1,549,122
Chicago IL State University Revenue (Education Revenue, NATL-RE Insured) §	4.60	12/01/2012	1,020,000	1,023,101
Chicago IL Wastewater Transmission Refunding (Water & Sewer Revenue, NATL-RE FGIC Insured) §	5.38	01/01/2013	475,000	482,225
Cook & Will County IL Township High School District # 206 (GO, XLCA Insured)	4.00	12/01/2012	1,155,000	1,168,479
Cook County IL School District # 130 (GO, XLCA Insured)	4.25	12/01/2012	1,110,000	1,120,978

8	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Illinois (continued)
Cook County IL School District # 130 (GO, XLCA Insured)	4.25%	06/01/2013	$435,000	$444,052
Illinois Finance Authority Insured Covenant Series A (Housing Revenue, Radian Insured) §	4.60	12/01/2012	510,000	512,096
Illinois Finance Authority Swedish Covenant Series A (Health Revenue)	4.00	08/15/2012	1,270,000	1,274,509
Illinois Finance Authority Swedish Covenant Series A (Health Revenue)	4.00	08/15/2013	1,405,000	1,445,352
Illinois Series B (GO, DEPFA Bank plc SPA) ±§	2.00	10/01/2033	179,220,000	179,220,000
Illinois State (GO)	4.00	03/01/2014	6,000,000	6,271,440
Illinois State (GO)	5.00	03/01/2013	5,000,000	5,145,350
Illinois State (GO, AMBAC Insured)	5.00	04/01/2014	855,000	909,917
Illinois State Finance Authority Various Hospital Sisters Services Series C (Health Revenue, AGM Insured, JPMorgan Chase Bank SPA) ±§	0.50	03/15/2036	19,000,000	19,000,000
Illinois State ROC RR-II-R 11526 (GO, NATL-RE Insured, Citibank NA LIQ) ±§	0.68	04/01/2014	3,750,000	3,750,000
Regional Transit Authority IL MSTR SGC 55 Class A (Miscellaneous Revenue, Societe Generale LOC & LIQ, FGIC, GO of Authority Insured) ±§	0.29	11/01/2021	9,675,000	9,675,000
Regional Transportation Authority IL Various Refunding Series B (Tax Revenue, GO of Authority Insured) ±§	0.65	06/01/2025	47,690,000	47,690,000
Rock Island County IL Metropolitan Airport Authority Refunding Series A (Airport Revenue, Assured Guaranty Insured) §	3.80	12/01/2015	3,280,000	3,488,969
University of Illinois COP Utilities Infrastructure Projects (Miscellaneous Revenue, AMBAC Insured)	5.00	08/15/2012	4,475,000	4,495,675
Will & Kendall Counties IL Community Consolidated School District # 202 Plainfield (GO)	3.00	01/01/2013	3,170,000	3,204,965
Will & Kendall Counties IL Community Consolidated School District # 202 Plainfield (GO)	3.00	01/01/2013	3,000,000	3,033,540
Will County IL Township High School District # 205 Lockport (GO, AGM Insured) ¤	0.00	12/01/2012	1,080,000	1,075,129

				298,457,619

Indiana: 1.51%
Indiana Finance Authority Floyd Memorial Hospital & Health Refunding (Health Revenue)	4.00	03/01/2013	1,730,000	1,764,116
Indiana Finance Authority Various Lease Appropriation A-2 (Miscellaneous Revenue) ±§	0.67	02/01/2035	62,100,000	62,099,379
Indiana State Bond Bank Common School Fund Advance Purchase Funding A (Miscellaneous Revenue, AMBAC Insured) §	5.00	02/01/2014	1,355,000	1,408,495
Indianapolis IN Gas Utility Revenue Commercial Paper (Utilities Revenue)	0.60	07/03/2012	15,000,000	15,000,000
Lake Central IN Industry Multi First Mortgage BAN (Lease Revenue) §	1.00	12/28/2012	30,500,000	30,495,425
Seymour IN Union Camp Corporation Project (IDR)	6.25	07/01/2012	2,420,000	2,420,726

				113,188,141

Iowa: 0.18%
Iowa Finance Authority Health Facilities Series F (Health Revenue) ±§	5.00	08/15/2039	10,000,000	10,057,800
Iowa Student Loan Liquidity Corporation Series 1 (Education Revenue)	3.25	12/01/2012	1,650,000	1,665,906
Iowa Student Loan Liquidity Corporation Series 1 (Education Revenue)	4.00	12/01/2012	1,500,000	1,519,515

				13,243,221

Kentucky: 0.74%
Kenton County KY Airport Board Airport Refunding Cincinnati Northern Kentucky Series A (Airport Revenue, NATL-RE Insured) §	5.63	03/01/2013	1,105,000	1,108,724
Kenton County KY Airport Board Cincinnati Northern Kentucky Series A (Airport Revenue, XLCA Insured)	5.00	03/01/2013	2,740,000	2,801,650

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	9

Security Name	Interest Rate	Maturity Date	Principal	Value

Kentucky (continued)
Kenton County KY Airport Board Cincinnati Northern Kentucky Series A (Airport Revenue, NATL-RE Insured) §	5.63%	03/01/2015	$2,000,000	$2,007,620
Kentucky Higher Education Student Loan Corporation Series 1 Class A-1 (Education Revenue, Guaranteed Student Loans Insured) ±	0.97	05/01/2020	5,075,000	5,049,930
Northern Kentucky Water Service District BAN (Water & Sewer Revenue) §	2.00	09/01/2013	19,240,000	19,261,356
Pikeville KY Hospital Revenue BAN Improvement Pikeville (Health Revenue)	3.00	09/01/2013	25,000,000	25,555,250

				55,784,530

Louisiana: 3.81%
Ascension Parish LA IDR Various Impala Warehousing Incorporated US LLC (IDR, Natixis LOC) ±§	1.05	12/01/2041	30,000,000	30,000,000
East Baton Rouge Parish LA Sewerage Commission Series A (Water & Sewer Revenue) ±§	0.97	02/01/2046	82,170,000	82,172,465
Jefferson Parish LA Hospital Service District #2 Refunding East Jefferson General Hospital (Health Revenue)	3.00	07/01/2013	1,945,000	1,979,893
Louisiana Gas & Fuels Tax Second Lien Series A (Tax Revenue) ±§	0.93	05/01/2043	73,625,000	73,692,735
Louisiana Gas & Fuels Tax Second Lien Series A1 (Tax Revenue) ±§	0.93	05/01/2043	31,725,000	31,754,187
Louisiana Offshore Terminal Authority (Airport Revenue) ±§	1.60	10/01/2037	8,000,000	8,014,240
Louisiana PFA Christus Healthcare Series 3 (Health Revenue, AGM Insured)	5.00	07/01/2012	3,550,000	3,550,852
Louisiana PFA Franciscan Hospital Various Series B (Health Revenue)	5.00	07/01/2012	2,185,000	2,185,459
Louisiana State Series B (GO) ±§	0.97	07/15/2014	10,030,000	10,047,252
Morehouse Parish LA PCR International Paper Company Project Series A (Resource Recovery Revenue)	5.25	11/15/2013	6,000,000	6,321,240
New Orleans LA Refunding (GO, FGIC Insured)	5.50	12/01/2013	750,000	794,138
Orleans Parish LA Parishwide School District (GO, FGIC Insured) §¤	0.00	02/01/2015	14,500,000	12,726,795
St. Tammany Parish LA Development District Rooms To Go (IDR, SunTrust Bank LOC) ±§	0.47	07/01/2038	22,550,000	22,550,000

				285,789,256

Maine: 0.12%
Maine Educational Loan Authority Series A-1 Class A (Education Revenue, Assured Guaranty Insured)	4.30	12/01/2012	2,340,000	2,372,152
Maine State Housing Authority Mortgage Revenue Series B (Housing Revenue, KBC Bank NV SPA) ±§	0.65	11/15/2041	6,750,000	6,750,000

				9,122,152

Maryland: 0.66%
Baltimore County MD Economic Development Revenue Blue Circle Incorporated Project (IDR, BNP Paribas LOC) ±§	0.75	12/01/2017	4,600,000	4,600,000
Baltimore County MD Maryland Housing Revenue Weekly Refunding Mortgage GNMA-Spring Hill (Housing Revenue, KBC Bank NV LOC, GNMA Insured) ±§	0.45	09/20/2028	9,800,000	9,800,000
Maryland CDA Department of Housing & Community Development Series 2007-J (Housing Revenue, KBC Bank NV SPA) ±§	0.55	09/01/2031	26,745,000	26,745,000
Maryland State Economic Development Corporation American Urological Association (Miscellaneous Revenue, SunTrust Bank LOC) ±§	0.47	09/01/2032	4,665,000	4,665,000
Montgomery County MD Housing Opportunities Commission Various Housing Oak Mill II Apartments Series B (Housing Revenue, Bank of America NA LOC) ±§	0.28	05/01/2026	3,650,000	3,650,000

				49,460,000

10	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Massachusetts: 2.80%
Massachusetts Development Finance Agency Partners Healthcare Series K-3 (Health Revenue) ±§	0.83%	07/01/2038	$32,875,000	$32,875,000
Massachusetts Development Finance Agency Various Brooksby Village Incorporated Project (Health Revenue, LaSalle Bank NA LOC) ±§	0.33	07/01/2032	26,960,000	26,960,000
Massachusetts Educational Financing Authority (Education Revenue, AMBAC Insured) §	5.00	01/01/2013	1,875,000	1,879,894
Massachusetts HEFA Caritas Christi Obligation Series B (Health Revenue) §	6.50	07/01/2012	970,000	970,310
Massachusetts HEFA Partners Healthcare Series G-2 (Health Revenue, AGM Insured) ±§(m)	0.42	07/01/2042	22,945,000	22,945,000
Massachusetts HEFA Series G (Health Revenue)	4.00	07/01/2013	3,800,000	3,901,384
Massachusetts HEFA Series SGB-42-A (Education Revenue, Societe Generale LIQ) ±§	0.55	07/15/2037	35,780,000	35,780,000
Massachusetts HFA Construction Loan Notes Series C-1 (Housing Revenue) §	1.00	12/01/2013	5,025,000	5,025,653
Massachusetts State Municipal Wholesale Electric Company Power Supply System Project 6 Series A (Miscellaneous Revenue)	5.00	07/01/2013	2,215,000	2,313,700
Massachusetts State Refinance Series A (GO) ±§	0.48	02/01/2013	19,000,000	19,000,000
Massachusetts State Refinance Series A (GO) ±§	0.66	02/01/2014	14,000,000	14,000,000
Massachusetts State Various Consolidated Loan Series A (GO) ±§	0.63	09/01/2015	5,000,000	5,000,350
Massachusetts State Various Refunding Series A (GO) ±§	0.66	02/01/2016	13,000,000	13,000,780
Massachusetts State Water Resources Authority Series DCL 005 (Water & Sewer Revenue, Dexia Credit Local LOC & LIQ, FSA Insured) ±§	0.67	08/01/2025	26,025,000	26,025,000

				209,677,071

Michigan: 1.75%
Bishop International Airport Authority Michigan Refunding Series B (Airport Revenue)	2.50	12/01/2012	1,090,000	1,090,545
Bishop International Airport Authority Michigan Refunding Series B (Airport Revenue)	2.50	12/01/2013	1,105,000	1,104,348
Detroit MI Capital Improvement Limited Tax Series A-1 (GO)	5.00	04/01/2013	700,000	685,699
Detroit MI City School District School Building & Site Improvement Series A (GO, FGIC Small Business Lending Fund Insured)	5.00	05/01/2013	1,935,000	2,002,415
Detroit MI City School District Series DC8032 (GO, Dexia Credit Local LOC & LIQ, FSA Insured) ±§	0.35	05/01/2029	11,385,000	11,385,000
Detroit MI City School District Series DCL 045 (GO, Dexia Credit Local LOC & LIQ, FSA Insured) ±§	0.55	05/01/2030	12,665,000	12,665,000
Detroit MI Convention Facilities Cobo Hall (Tobacco Revenue, NATL-RE Insured)	5.00	09/30/2012	1,100,000	1,110,252
Detroit MI Distribution State Aid JPMorgan Chase PUTTER/DRIVER Series 3789 (GO, JPMorgan Chase Bank LIQ) ±§144A	0.43	05/01/2018	14,750,000	14,750,000
Detroit MI Refinance Senior Lien Series D (Water & Sewer Revenue, AGM Insured)	4.00	07/01/2012	1,705,000	1,705,239
Detroit MI Refinance Series B (Water & Sewer Revenue, NATL-RE Insured)	5.55	07/01/2012	2,000,000	2,000,500
Detroit MI Sewer Disposal Senior Lien Series A (Water & Sewer Revenue, AGM Insured)	5.00	07/01/2012	3,000,000	3,000,540
Detroit MI Water Supply System Prerefunded Senior Lien Series A (Water & Sewer Revenue, AGM Insured)	5.00	07/01/2013	345,000	361,160
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, NATL-RE Insured)	5.75	07/01/2012	2,010,000	2,010,623
Detroit MI Water Supply System Senior Lien Series B (Water & Sewer Revenue, NATL-RE Insured) ±	4.00	07/01/2012	850,000	850,136

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

Michigan (continued)
Detroit MI Water Supply System Unrefunded Senior Lien Series A (Water & Sewer Revenue, AGM Insured)	5.00%	07/01/2013	$455,000	$473,164
Michigan State Comprehensive Transportation PFOTER 2754 (Miscellaneous Revenue, FSA Insured, Dexia Credit Local LIQ) ±§	0.72	05/15/2023	1,080,000	1,080,000
Michigan State Finance Authority Detroit School District (Miscellaneous Revenue)	5.00	06/01/2013	10,000,000	10,362,200
Michigan State Finance Authority Detroit School District (Miscellaneous Revenue)	5.00	06/01/2014	1,250,000	1,334,300
Michigan State Finance Authority Refunding Hospital Oakwood Obligation (Health Revenue)	3.00	11/01/2013	1,025,000	1,056,673
Michigan State Finance Authority School District (Miscellaneous Revenue)	5.00	06/01/2015	1,700,000	1,848,580
Michigan State Finance Authority Unemployment Obligation Assessment Series A (Miscellaneous Revenue)	5.00	07/01/2014	5,000,000	5,455,800
Michigan State Hospital Finance Authority Oakwood Obligated Group (Health Revenue)	5.50	11/01/2012	3,645,000	3,706,127
Michigan State Hospital Finance Authority Oakwood Obligated Group (Health Revenue)	5.50	11/01/2013	6,040,000	6,421,426
Michigan State Strategic Fund Limited Obligation Detroit Edition (Utilities Revenue) ±§	3.05	08/01/2024	8,130,000	8,198,699
Michigan State Strategic Fund Limited Obligation Waste Management (Resource Recovery Revenue) ±§	2.80	12/01/2013	1,000,000	1,022,490
Waterford MI School District State Aid Notes (GO)	1.00	09/21/2012	12,500,000	12,510,125
Wayne County MI Airport Authority Revenue AMT Refunding Detroit Metropolitan Airport Series A (Airport Revenue)	3.00	12/01/2012	14,995,000	15,140,302
Wayne County MI Airport Authority Revenue Refunding Detroit Metropolitan Airport Series B (Airport Revenue)	5.00	12/01/2013	3,710,000	3,893,682
Wayne County MI Airport Authority Revenue Refunding Detroit Metropolitan Airport Series C (Airport Revenue)	5.00	12/01/2013	3,830,000	4,019,623

				131,244,648

Minnesota: 0.28%
Austin MN Housing & RDA Refunding Various Cedars Austin Project A (Housing Revenue, Bank of America NA LOC) ±§	0.60	04/01/2029	3,000,000	3,000,000
Minneapolis & St. Paul MN Housing & RDA Children’s Hospitals Clinics Series A (Miscellaneous Revenue, AGM Insured, U.S. Bank NA SPA) ±§	0.20	08/15/2037	4,300,000	4,300,000
Minneapolis & St. Paul MN Housing & RDA HealthSpan Series B (Health Revenue, AMBAC Insured) ±§(m)(a)(n)	0.30	11/15/2017	10,800,000	9,999,774
Minnesota HEFA (Education Revenue)	3.00	10/01/2012	500,000	502,020
Minnesota HEFA (Education Revenue)	3.00	10/01/2013	500,000	507,785
St. Paul MN Housing & RDA Allina Health System Series A-1 (Health Revenue)	5.00	11/15/2012	1,400,000	1,423,968
St. Paul MN Housing & RDA Allina Health System Series A-1 (Health Revenue)	5.00	11/15/2013	1,500,000	1,589,625

				21,323,172

Mississippi: 0.17%
Mississippi Business Finance Corporation Coast Electric Power Association Series C (Utilities Revenue) ±§	0.60	05/01/2037	3,500,000	3,499,265
Mississippi Business Finance Corporation Various Mississippi Power Company Project 1st Series (Utilities Revenue) ±§	2.25	12/01/2040	9,070,000	9,146,551

				12,645,816

12	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Missouri: 0.37%
Missouri Illinois Bi-State Development Agency Metropolitan Refunding (Tax Revenue)	4.00%	10/15/2013	$14,545,000	$15,110,364
Missouri State HEFA Various Dialysis Clinic Incorporated Project (Health Revenue, SunTrust Bank LOC) ±§	0.47	11/01/2020	1,650,000	1,650,000
Saint Louis MO PFOTER 3584 (Airport Revenue, NATL-RE Insured, Dexia Credit Local LIQ) ±§	0.93	07/01/2030	10,285,000	10,285,000
Saint Louis MO Refunding Lambert- St Louis International Airport (Airport Revenue)	3.00	07/01/2012	1,000,000	1,000,110

				28,045,474

Nebraska: 0.46%
Central Plains NE Energy Project # 1 Series A (Utilities Revenue)	5.00	12/01/2012	7,140,000	7,252,598
Central Plains NE Energy Project # 1 Series A (Utilities Revenue)	5.00	12/01/2013	19,280,000	20,139,117
Central Plains NE Energy Project # 1 Series A (Utilities Revenue)	5.00	12/01/2014	6,600,000	7,005,306

				34,397,021

Nevada: 0.51%
Clark County Airport Revenue NV AMT Sub Lien Series A-1 (Airport Revenue, NATL-RE, FGIC Insured)	5.25	07/01/2012	1,000,000	1,000,250
Clark County NV Airport Revenue AMT Sub Lien Series A-1 (Airport Revenue, AMBAC Insured)	5.00	07/01/2012	1,000,000	1,000,240
Clark County NV Airport Revenue ROC RR-II-R 11823 (Airport Revenue, Citibank NA LIQ) ±§144A	0.38	01/01/2018	8,250,000	8,250,000
Clark County NV Airport Revenue System Junior Sub Lien Notes Series E-2 (Airport Revenue)	5.00	07/01/2012	11,000,000	11,002,860
Clark County NV School District (Tax Revenue, AGM Insured)	5.25	06/15/2013	6,410,000	6,712,296
Henderson City NV Catholic Healthcare West-Series B (Health Revenue)	4.00	07/01/2012	3,500,000	3,500,700
Nevada State Refunding Colorado River Commission Hoover (GO) %%	4.00	10/01/2013	1,975,000	2,061,485
Nevada State Refunding Colorado River Commission Hoover (GO) %%	5.00	10/01/2014	3,150,000	3,455,172
Sparks NV Redevelopment Agency Tax Increment Area # 1 (Tax Revenue)	4.00	01/15/2013	1,405,000	1,411,955

				38,394,958

New Hampshire: 0.04%
New Hampshire State Turnpike System (Transportation Revenue)	4.00	10/01/2013	3,085,000	3,216,575

New Jersey: 6.65%
Aberdeen Township NJ BAN (GO)	1.25	10/15/2012	11,341,550	11,347,107
Camden County NJ Improvement Authority Series A (Miscellaneous Revenue, Assured Guaranty Insured)	4.00	12/01/2012	1,825,000	1,852,667
Carteret NJ BAN (GO)	1.50	02/08/2013	3,700,000	3,713,616
Casino Reinvestment Development Authority New Jersey Series A (Miscellaneous Revenue, NATL-RE Insured)	5.00	06/01/2013	5,330,000	5,508,342
Gloucester County NJ Improvement Authority Waste Management Incorporated Project Series B (Resource Recovery Revenue) ±§	3.38	12/01/2029	1,210,000	1,223,116
Monmouth County NJ Improvement Authority (Miscellaneous Revenue, AMBAC Insured)	5.00	12/01/2012	1,000,000	1,014,530
New Jersey EDA (Miscellaneous Revenue, Dexia Credit Local LOC & LIQ, AMBAC Insured) ±§	0.55	12/15/2020	10,625,000	10,625,000
New Jersey EDA El Dorado Series A (IDR) ±§	0.55	12/01/2021	1,800,000	1,799,568
New Jersey EDA Series E (Miscellaneous Revenue, State Appropriations Insured) ±§	1.88	02/01/2016	69,540,000	71,004,512

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

New Jersey (continued)
New Jersey HCFR (Health Revenue)	4.00%	01/01/2013	$910,000	$923,177
New Jersey Healthcare Facilities Refunding Barnabas Health Series A (Health Revenue)	5.00	07/01/2013	1,035,000	1,078,346
New Jersey Healthcare Facilities Refunding Barnabas Health Series A (Health Revenue)	5.00	07/01/2014	14,820,000	15,564,112
New Jersey Healthcare Facilities Trinitas Hospital Obligation B Convertible (Health Revenue)	4.75	07/01/2012	1,000,000	1,000,190
New Jersey HFFA Catholic Healthcare East (Health Revenue)	5.00	11/15/2012	1,490,000	1,512,782
New Jersey Sports & Exposition Authority Series A (Miscellaneous Revenue)	5.00	03/01/2013	2,225,000	2,288,479
New Jersey State EDA Refunding Cigarette Tax (Tobacco Revenue)	5.00	06/15/2013	4,000,000	4,168,280
New Jersey State EDA Refunding Cigarette Tax (Tobacco Revenue)	5.00	06/15/2014	2,500,000	2,688,075
New Jersey State Healthcare Facilities RWJ Health Care Corporation Series B (Health Revenue, RADIAN Insured)	5.00	07/01/2013	1,000,000	1,031,440
New Jersey State Healthcare Facilities Unrefunded Atlantic City Medical (Health Revenue) §	6.25	07/01/2017	1,250,000	1,250,413
New Jersey State Higher Education Assistance Authority Student Loan Series FFELP Class A-1 (Education Revenue) ±	0.77	06/01/2020	14,785,000	14,750,995
New Jersey State PFOTER 4709 (Miscellaneous Revenue, Dexia Credit Local LIQ) ±§144A	0.75	09/01/2029	41,600,000	41,600,000
New Jersey State Transit Corporation Certificates Subordinated Federal Transit Administration Grants Series B (Miscellaneous Revenue) §	5.75	09/15/2013	10,000,000	10,113,900
New Jersey State Turnpike Authority Series C-1 (Transportation Revenue, AGM Insured, Westdeutsche Landesbank SPA) ±§	0.50	01/01/2024	141,800,000	141,800,000
New Jersey State Turnpike Authority Series D (Transportation Revenue, Societe Generale LOC, NATL-RE, FGIC Insured) ±§	0.70	01/01/2018	70,000,000	70,000,000
New Jersey TTFA PFOTER 109 (Transportation Revenue, FGIC Insured, Dexia Credit Local LIQ) ±§	0.91	12/15/2030	50,435,000	50,435,000
New Jersey TTFA ROC RR-II-R 11939 (Transportation Revenue, Citibank NA LIQ) ±§144A	0.53	12/15/2020	6,700,000	6,700,000
Newark NJ BAN General Improvement Series B (GO, State Aid Withholding Insured)	2.50	06/28/2013	3,000,000	3,019,680
Newark NJ School Promissory Notes Series C (GO, State Aid Withholding Insured)	2.50	06/28/2013	1,100,000	1,107,216
Perth Amboy NJ General Improvement Public Safety (GO, AGM Insured)	2.00	03/15/2014	1,505,000	1,526,913
Wall Township NJ BAN (GO)	1.50	06/12/2013	17,326,000	17,427,877

				498,075,333

New Mexico: 0.07%
Pueblo of Sandia New Mexico Series A (GO) ±§	1.68	03/01/2015	5,520,000	5,520,000

New York: 16.65%
Board Cooperative Educational Services New York Sole Revenue Anticipation Notes (Miscellaneous Revenue, GO of Board Insured)	1.50	06/28/2013	5,000,000	5,026,600
Board Cooperative Educational Services New York Sole Supervisory District (Miscellaneous Revenue, GO of Board Insured)	1.75	07/27/2012	16,000,000	16,007,360
Branch Banking & Trust Municipal Trust Class A Certificates (Miscellaneous Revenue, RaboBank Nederland LOC) ±§144A	0.61	08/27/2012	9,630,000	9,629,519
Broome County NY BAN (GO)	1.50	05/09/2013	27,667,000	27,789,011
Byron Bergen NY Central School District BAN (GO)	1.00	07/13/2012	11,073,200	11,073,523
Churchville NY BAN (GO)	1.50	07/03/2013	2,475,000	2,486,360

14	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

New York (continued)
East Ramapo NY Central School District TAN (GO, State Aid Withholding Insured)	1.25%	10/26/2012	$14,975,000	$14,997,612
Elmira City NY School District Revenue Anticipation Notes Series C (GO, State Aid Withholding Insured)	1.50	03/20/2013	5,000,000	5,030,200
Freeport NY BAN Series C (GO)	1.50	05/09/2013	8,100,000	8,139,204
Guilderland NY IDA Wildwood Project Series A (Miscellaneous Revenue, KeyBank NA LOC) ±§	0.31	07/01/2032	2,295,000	2,295,000
Long Island NY Power Authority Series D (Utilities Revenue, AGM Insured, Dexia Credit Local SPA) ±§	0.37	12/01/2029	35,000,000	35,000,000
Long Island NY Power Authority Series I (Utilities Revenue, AGM Insured, Dexia Credit Local SPA) ±§	0.50	12/01/2029	27,500,000	27,500,000
Long Island NY Power Authority Series J (Utilities Revenue, AGM Insured, Dexia Credit Local SPA) ±§	0.35	12/01/2029	40,400,000	40,400,000
Long Island NY Power Authority Series L (Utilities Revenue, FSA Insured, Dexia Credit Local SPA) ±§	0.55	12/01/2029	24,430,000	24,430,000
Long Island NY Power Authority Series N (Utilities Revenue, FSA Insured, Dexia Credit Local SPA) ±§	0.40	12/01/2029	21,000,000	21,000,000
Long Island NY Power Authority Series O (Utilities Revenue, AGM Insured, Dexia Credit Local SPA) ±§	0.50	12/01/2029	7,000,000	7,000,000
Metropolitan Transportation Authority New York Dedicate Tax Fund Subseries-B-4 (Transportation Revenue, KBC Bank NV LOC) ±§	0.65	11/01/2025	5,500,000	5,500,000
Metropolitan Transportation Authority New York Sub Series B-3B (Miscellaneous Revenue) ±§	0.73	11/01/2030	13,720,000	13,720,000
Metropolitan Transportation Authority New York Sub Series E-2 (Transportation Revenue, BNP Paribas LOC) ±§	0.32	11/01/2035	51,100,000	51,100,000
Metropolitan Transportation Authority New York Sub Series E-2 (Transportation Revenue, BNP Paribas LOC) ±§	0.34	11/01/2035	27,900,000	27,900,000
Monroe County NY Industrial Development Corporation Refunding St John Fisher College Series A (Education Revenue)	3.00	06/01/2013	325,000	331,292
Monroe County NY Industrial Development Corporation Refunding St John Fisher College Series A (Education Revenue)	4.00	06/01/2015	845,000	902,012
Nassau County NY TAN Series A (GO)	2.50	09/30/2012	25,000,000	25,104,500
Nassau County NY TAN Series B (GO)	2.50	10/31/2012	27,000,000	27,172,530
New York City NY Adjusted Fiscal 2008 Subordinated Series J-11 (GO, KBC Bank NV SPA) ±§	0.33	08/01/2027	12,700,000	12,700,000
New York City NY Adjusted Fiscal 2008 Subordinated Series J-5 (GO, Dexia Credit Local SPA) ±§	0.34	08/01/2028	54,080,000	54,080,000
New York City NY Adjusted Series H Subordinated Series H-6 (GO, NATL-RE Insured, Dexia Bank SPA) ±§	0.45	08/01/2013	6,400,000	6,400,000
New York City NY Adjusted Subordinated Series H-1 (GO, Dexia Credit Local LOC) ±§	0.45	01/01/2036	47,990,000	47,990,000
New York City NY Fiscal 2008 Subordinated Series A-4 (GO, AGM Insured) ±§(m)	0.39	08/01/2026	31,750,000	31,750,000
New York City NY Fiscal 2008 Subordinated Series C-4 (GO, Assured Guaranty Insured) ±§(m)	0.40	10/01/2027	64,625,000	64,625,000
New York City NY Municipal Water Finance Authority Adjusted 2nd Generation Resolution Series AA3 (Water & Sewer Revenue, Dexia Credit Local SPA) ±§	0.34	06/15/2032	5,000,000	5,000,000
New York City NY Municipal Water Finance Authority Series AA-2 (Water & Sewer Revenue, Dexia Credit Local SPA) ±§	0.45	06/15/2032	12,365,000	12,365,000
New York City NY Municipal Water Finance Authority Series F-1 (Water & Sewer Revenue, Dexia Credit Local SPA) ±§	0.44	06/15/2033	9,300,000	9,300,000

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value

New York (continued)
New York City NY Series J Subordinated Series J-2 (GO, AGM Insured) ±§(m)	0.42%	06/01/2036	$14,000,000	$14,000,000
New York City NY Series J Subordinated Series J-3 (GO, AGM Insured) ±§(m)	0.40	06/01/2036	27,625,000	27,625,000
New York City NY Transitional Finance Authority NYC Recovery Series 3 (Tax Revenue, Dexia Credit Local SPA) ±§	0.50	11/01/2022	40,100,000	40,100,000
New York City NY Transitional Finance Authority Subseries A-3 (Tax Revenue, Dexia Credit Local SPA) ±§	0.34	08/01/2022	32,000,000	32,000,000
New York City NY Various Subordinated Series H-5 (GO, Dexia Credit Local LOC) ±§	0.34	03/01/2034	13,360,000	13,360,000
New York City NY Various Subordinated Series H-7 (GO, KBC Bank NV LOC) ±§	0.52	03/01/2034	22,890,000	22,890,000
New York NY Adjusted Series A-4 (GO, KBC Bank NV LOC) ±§	0.34	08/01/2038	7,300,000	7,300,000
New York State Dormitory Authority Lease State University Dormitory Facilities Series B (Education Revenue, XLCA Insured) ±§	5.25	07/01/2032	1,700,000	1,780,546
New York State Dormitory Authority Series B (Education Revenue)	5.00	07/01/2012	1,000,000	1,000,260
New York State Dormitory Authority Series B (Education Revenue)	5.00	07/01/2013	1,750,000	1,825,828
New York State Dormitory Authority Series B (Education Revenue)	5.00	07/01/2015	1,000,000	1,108,870
New York State Energy R&D Authority Electric & Gas Corporation Series B (Utilities Revenue) ±§	3.00	02/01/2029	3,000,000	3,040,950
New York State Energy R&D Authority Niagara Series A (Resource Recovery Revenue, AMBAC Insured) ±§(m)(a)(n)	0.60	10/01/2013	21,260,000	21,127,414
New York State Energy R&D Authority PCR Keyspan Generation Series A (IDR, AMBAC Insured) ±§(m)	0.95	10/01/2028	1,325,000	1,325,000
New York State Local Government Assistance Corporation Refinance Sub Lien-Series A-10V (Tax Revenue, AGM, GO of Corporation Insured) ±§(m)(a)(n)	0.24	04/01/2017	51,500,000	49,214,084
New York State Thruway Authority Series 2800 (Transportation Revenue, Morgan Stanley Bank LIQ) ±§	0.27	04/01/2020	14,865,000	14,865,000
New York State Urban Development Corporation Floating Rate Receipts SG-163 (Tax Revenue, FGIC-TCRS Insured, Societe Generale SPA) ±§	0.22	03/15/2028	3,740,000	3,740,000
New York Urban Development Corporation (Housing Revenue) §	5.88	02/01/2013	35,830,000	36,010,583
Newburgh City NY BAN Series B (GO)	4.75	08/29/2012	8,900,000	8,964,436
Niagara County NY IDA Solid Waste Disposal Series A Refunding (Resource Recovery Revenue) ±§	5.45	11/15/2026	3,450,000	3,493,574
Niagara County NY IDA Solid Waste Disposal Series B (Resource Recovery Revenue) ±§	5.55	11/15/2024	2,020,000	2,037,089
Oyster Bay NY Series A (Tax Revenue)	2.00	06/07/2013	6,500,000	6,555,120
Ramapo NY BAN (GO)	2.00	05/29/2013	10,000,000	10,120,600
Rockland County NY BAN Series D (GO)	1.75	08/31/2012	9,816,000	9,815,509
Rockland County NY Revenue Anticipation Notes (GO)	2.50	03/06/2013	13,500,000	13,564,530
Rockland County NY Revenue Anticipation Notes Series B (GO)	3.75	06/28/2013	5,000,000	5,048,550
Rockland County NY TAN (GO)	2.50	03/06/2013	9,000,000	9,043,020
Salmon River NY Central School District Revenue Anticipation Notes (GO, State Aid Withholding Insured)	1.50	06/21/2013	12,000,000	12,059,520
Suffolk County NY TAN (GO)	1.00	09/13/2012	2,550,000	2,551,913
Suffolk County NY TAN (GO)	1.50	09/13/2012	13,250,000	13,261,925
Suffolk County NY TAN (GO)	2.00	09/13/2012	50,000,000	50,062,500
Suffolk County NY TAN Series I (GO)	2.00	07/12/2012	115,000,000	115,031,050
Suffolk County NY Water Authority BAN Series B (Water & Sewer Revenue) ±§	0.58	04/01/2014	25,850,000	25,829,579

16	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

New York (continued)
Utica NY IDAG Utica College Project Series B (Education Revenue, Citizens Bank LOC) ±§	0.28%	10/01/2034	$7,715,000	$7,715,000
Westchester County NY Health Senior Lien Series B (Health Revenue)	5.00	11/01/2012	1,500,000	1,521,465
Westchester County NY Health Senior Lien Series B (Health Revenue)	5.00	11/01/2013	2,500,000	2,632,600
Wyandanch NY Union Free School District TAN (GO, State Aid Withholding Insured)	3.25	06/28/2013	2,375,000	2,386,210

				1,247,752,448

North Carolina: 0.55%
Durham County NC Industrial Facilities & Pollution Control Financing Authority Various Research Triangle (Education Revenue, SunTrust Bank LOC) ±§	0.37	09/01/2037	1,500,000	1,500,000
New Hanover County NC Hospital Refunding New Hanover Regional Medical B-2 (Health Revenue, AGM Insured, Bank of America NA SPA) ±§	0.55	10/01/2026	12,190,000	12,190,000
New Hanover County NC Series A-1 (Health Revenue, AGM Insured, Bank of America NA SPA) ±§	0.55	10/01/2023	4,190,000	4,190,000
North Carolina Eastern Municipal Power Agency Series C (Utilities Revenue, NATL-RE, IBC Insured) §	7.00	01/01/2013	1,440,000	1,475,438
North Carolina Medical Care Commission Catholic Health East (Health Revenue)	4.00	11/15/2012	1,085,000	1,099,376
North Carolina Medical Care Commission First Health Carolina Series C (Health Revenue)	3.00	10/01/2012	3,205,000	3,221,666
North Carolina Medical Care Commission Moses Cone Health System (Health Revenue)	5.00	10/01/2015	500,000	559,030
North Carolina State Eastern Municipal Power Refunding Series D (Utilities Revenue) %%	5.00	01/01/2014	4,265,000	4,486,055
North Carolina State Eastern Municipal Power Refunding Series D (Utilities Revenue) %%	5.00	01/01/2015	11,585,000	12,614,211

				41,335,776

North Dakota: 0.07%
Fargo ND Health System Sanford (Health Revenue)	4.00	11/01/2014	4,485,000	4,769,125
Mercer County ND PCR Antelope Valley Station (Utilities Revenue, AMBAC Insured) §	7.20	06/30/2013	490,000	497,321

				5,266,446

Ohio: 2.28%
Cleveland OH Municipal School District Refinance & School Improvement (GO, South Dakota Credit Program Insured)	3.00	12/01/2013	1,535,000	1,577,750
Cleveland OH Municipal School District Refinance & School Improvement (GO, South Dakota Credit Program Insured)	4.00	12/01/2014	1,580,000	1,683,996
Cleveland OH Sub Lien Notes (Miscellaneous Revenue)	1.00	07/26/2012	14,500,000	14,506,235
Cuyahoga County OH Doan Classroom Apartments Project (Miscellaneous Revenue)	1.05	10/15/2012	5,700,000	5,711,058
Cuyahoga County OH Hawks Landing Apartments Project (Housing Revenue)	0.85	04/30/2013	5,490,000	5,496,863
Lake County OH Port Authority Housing Revenue Mary Rose Estate Apartments Project (Housing Revenue)	0.80	07/15/2013	3,500,000	3,504,200
Lorain OH BAN (GO)	3.88	09/20/2012	1,115,000	1,117,609
Montgomery County OH PFOTER 567 (Miscellaneous Revenue, NATL-RE Insured, Bank of America NA LIQ) ±§	0.46	04/01/2026	34,910,000	34,910,000

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	17

Security Name	Interest Rate	Maturity Date	Principal	Value

Ohio (continued)
Oakwood OH BAN (GO)	1.50%	10/04/2012	$5,345,000	$5,352,857
Ohio State Air Quality Development Authority Modal-Timken Project (IDR, Fifth Third Bank LOC) ±§	0.37	11/01/2025	460,000	460,000
Ohio State Air Quality Development Authority PCR Series A (IDR) ±§	2.25	12/01/2023	58,100,000	58,530,521
Ohio State HFA Mortgage Various AMT Residential Mortgage Backed Series B (Housing Revenue, GNMA FNMA Insured, KBC Bank NV SPA) ±§	0.80	09/01/2038	14,200,000	14,200,000
Ohio State Water Development Authority PCR First Energy Series A (Water & Sewer Revenue) ±§	4.75	08/01/2029	5,900,000	5,915,576
Ohio State Water Development Authority Waste Management Project (Resource Recovery Revenue) ±§	2.63	07/01/2021	310,000	312,802
Scioto County OH Marine Terminal Facility Refunding Norfolk Southern Corporation Project (IDR) ±§	5.30	08/15/2013	3,000,000	3,009,540
Steubenville OH Refinance Trinity Health System (Health Revenue)	2.00	10/01/2012	1,000,000	1,000,640
Warrensville Height OH City School District School Improvement (GO, NATL-RE, FGIC Insured)	7.00	12/01/2014	1,150,000	1,276,638
Warrensville Heights OH COP (Tax Revenue)	2.38	02/26/2013	10,217,000	10,270,537
Waterville OH BAN (GO)	2.50	08/02/2012	2,000,000	2,001,500

				170,838,322

Oklahoma: 0.11%
Hulbert OK EDA Oklahoma Various Refunding Clear Creek Monastery (Miscellaneous Revenue, Bank of America NA LOC) ±§	0.43	07/01/2036	8,160,000	8,160,000

Pennsylvania: 3.64%
Allegheny County PA Hospital Development Authority Adjusted Health Care-Dialysis Clinic (Health Revenue, SunTrust Bank LOC) ±§	0.47	09/01/2027	6,100,000	6,100,000
Allegheny County PA Hospital Development Authority Health System West Pennsylvania Series A (Health Revenue)	5.00	11/15/2012	1,340,000	1,339,598
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Centre Series A (Health Revenue)	5.00	05/15/2013	1,735,000	1,802,786
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Centre Series F (Health Revenue) ±§	1.23	05/15/2038	21,000,000	21,002,310
Allegheny County PA IDA Animal Friends Incorporated Project (IDR, PNC Bank NA LOC) ±§	0.47	07/01/2025	1,810,000	1,810,018
Allegheny County PA IDA Western Pennsylvania School For Blind (Education Revenue, PNC Bank NA SPA) ±§	3.50	07/01/2031	4,500,000	4,500,045
Berks County PA Municipal Authority Phoebe-Devitt Homes Project Series A (Health Revenue) ±§	1.48	05/01/2037	7,495,000	7,495,000
Blair County PA Hospital Authority Revenue Altoona Regional Health System (Health Revenue)	4.00	11/15/2012	2,865,000	2,897,059
Blair County PA Hospital Authority Revenue Altoona Regional Health System (Health Revenue)	4.00	11/15/2013	1,315,000	1,359,934
Delaware County PA Authority Neumann University (Education Revenue)	3.00	10/01/2012	350,000	351,183
Delaware County PA Authority Neumann University (Education Revenue)	3.00	10/01/2013	495,000	501,806
Delaware County PA Authority Revenue PFOTER 565 (Education Revenue, Bank of America NA LIQ) ±§	0.53	11/15/2016	14,595,000	14,595,000
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue) §	6.10	07/01/2013	2,500,000	2,509,900
Delaware Valley PA Regional Finance Authority (Miscellaneous Revenue, Morgan Stanley Bank LIQ) ±§144A	0.43	07/01/2017	7,500,000	7,500,000
Delaware Valley PA Regional Finance Authority (Miscellaneous Revenue, Bayerische Landesbank LOC) ±§	0.60	06/01/2042	25,040,000	25,040,000

18	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Pennsylvania (continued)
Delaware Valley PA Regional Finance Authority (Miscellaneous Revenue)	5.50%	07/01/2012	$895,000	$895,251
Delaware Valley PA Regional Finance Authority MSTR Series SGC 62 Class A (Miscellaneous Revenue, Societe Generale LOC & LIQ) ±§144A	0.29	06/01/2027	17,155,000	17,155,000
Delaware Valley PA Regional Finance Authority MSTR Series SGC 63 Class A (Miscellaneous Revenue, Societe Generale LOC & LIQ) ±§144A	0.29	06/01/2037	14,165,000	14,165,000
Delaware Valley PA Regional Finance Authority Series A (Miscellaneous Revenue, Bayerische Landesbank LOC) ±§	0.65	12/01/2020	9,300,000	9,300,000
Erie County PA Hospital Authority Health Various St. Marys Home Erie Project Series 2008-B (Health Revenue, Bank of America NA LOC) ±§	0.35	07/01/2038	2,345,000	2,345,000
Harrisburg PA Authority Resources Guaranteed Subordinated Series D-2 (Resource Recovery Revenue, AGM Insured) ±§	5.00	12/01/2033	4,700,000	4,717,672
Lycoming County PA Susquehanna Health System Project A (Health Revenue)	4.00	07/01/2012	890,000	890,125
Pennsylvania EDFA Albert Einstein Healthcare Series A (Health Revenue)	5.00	10/15/2012	4,075,000	4,099,613
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, AMBAC Insured)	5.00	12/01/2012	8,755,000	8,809,544
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, AMBAC Insured)	5.00	12/01/2013	9,150,000	9,300,335
Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project (Resource Recovery Revenue) ±	2.75	09/01/2013	3,055,000	3,120,744
Pennsylvania EDFA Various Refunding Republic Services Incorporated B (Resource Recovery Revenue) ±§	0.45	12/01/2030	7,925,000	7,925,000
Pennsylvania EDFA Waste Management Project (Resource Recovery Revenue) ±§	2.63	12/01/2033	7,700,000	7,769,454
Pennsylvania HEFAR Associated Independent Colleges Series 13 (Education Revenue) ±§	2.13	11/01/2031	3,040,000	3,045,989
Pennsylvania HEFAR University of Pittsburgh Medical Centre Series E (Health Revenue)	3.50	05/15/2013	7,905,000	8,110,135
Pennsylvania IDA Unrefunded Balance Economic Development (IDR, AMBAC Insured) §	5.50	07/01/2014	2,260,000	2,292,273
Pennsylvania State Turnpike Commission Series B (Transportation Revenue) ±§	0.83	06/01/2014	6,770,000	6,770,000
Pennsylvania State Turnpike Commission Series C (Transportation Revenue) ±§	0.80	12/01/2012	14,675,000	14,680,430
Pennsylvania State Turnpike Commission Turnpike Various Series C (Transportation Revenue) ±§	1.08	12/01/2013	22,170,000	22,223,208
Philadelphia PA Gas Works 1998 8th General Ordinance Series A (Utilities Revenue)	5.00	08/01/2012	1,705,000	1,711,121
Philadelphia PA Gas Works 7th Series 1998 General Ordinance (Utilities Revenue, AMBAC Insured)	5.00	10/01/2013	500,000	524,190
Philadelphia PA GO Series 2011 (GO)	4.00	08/01/2012	4,325,000	4,337,283
Philadelphia PA RDA (Miscellaneous Revenue)	2.00	04/15/2013	5,000,000	5,051,050
Philadelphia PA School District Series C (GO, State Aid Withholding Insured)	5.00	09/01/2012	7,400,000	7,461,864
Reading PA GO Notes Series A (GO)	4.00	11/15/2013	2,000,000	2,055,820
Scranton PA School District Series A (Miscellaneous Revenue, AGM State Aid Withholding Insured)	2.00	04/01/2013	1,000,000	1,011,030
Washington County PA Hospital Authority (Health Revenue, PNC Bank NA LOC) ±§	0.47	07/01/2031	3,400,000	3,400,034
Westmoreland County PA IDA Excela Health Project (Health Revenue)	3.00	07/01/2012	1,040,000	1,040,104

				273,011,908

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	19

Security Name	Interest Rate	Maturity Date	Principal	Value

Puerto Rico: 2.05%
Puerto Rico Commonwealth Aqueduct & Senior Lien Series A (Water & Sewer Revenue)	5.00%	07/01/2013	$3,590,000	$3,720,425
Puerto Rico Commonwealth Aqueduct & Senior Lien Series A (Water & Sewer Revenue, Assured Guaranty Insured)	5.00	07/01/2015	3,075,000	3,355,963
Puerto Rico Commonwealth Aqueduct & Senior Lien Series A (Water & Sewer Revenue)	5.00	07/01/2015	1,000,000	1,081,940
Puerto Rico Commonwealth Government Development Bank Senior Notes Series B (Miscellaneous Revenue)	5.00	12/01/2012	7,190,000	7,314,890
Puerto Rico Commonwealth Highway & Transportation Authority Series A (Tax Revenue, AMBAC Insured)	5.50	07/01/2013	730,000	762,105
Puerto Rico Commonwealth Highway & Transportation Authority Series DCL 008 (Transportation Revenue, Dexia Credit Local LOC, FSA Insured) ±§	0.87	07/01/2030	970,000	970,000
Puerto Rico Commonwealth Infrastructure Financing Authority Series C (Tax Revenue, AMBAC Insured)	5.50	07/01/2012	2,300,000	2,300,506
Puerto Rico Commonwealth Refunding Series A (Tax Revenue) ±§	5.00	07/01/2030	2,175,000	2,175,587
Puerto Rico Commonwealth Various Refunding Series C-5 (Miscellaneous Revenue, AGM Insured) ±§	2.58	07/01/2021	24,905,000	24,905,000
Puerto Rico Electric Power Authority Refunding Series JJ (Utilities Revenue, NATL-RE Insured)	5.25	07/01/2015	2,000,000	2,199,520
Puerto Rico Electric Power Authority Refunding Series ZZ (Utilities Revenue)	5.00	07/01/2012	2,000,000	2,000,480
Puerto Rico Electric Power Authority Series QQ (Utilities Revenue)	5.50	07/01/2015	1,145,000	1,267,549
Puerto Rico Government Development Bank Senior Note Series D (Miscellaneous Revenue) §	1.00	11/08/2012	5,950,000	5,949,405
Puerto Rico HFA AMT Subordinated Capital Fund Modernization (Housing Revenue)	5.00	12/01/2012	6,315,000	6,432,017
Puerto Rico HFA Subordinated Capital Fund Modernization (Housing Revenue)	5.50	12/01/2015	4,520,000	5,062,988
Puerto Rico Highway & Transportation Authority Series A (Tax Revenue, AMBAC Insured)	5.50	07/01/2012	2,580,000	2,580,697
Puerto Rico Highway & Transportation Authority Series DCL-007 (Transportation Revenue, Dexia Credit Local LOC & LIQ, FSA Insured) ±§	0.87	01/01/2028	6,625,000	6,625,000
Puerto Rico Highway & Transportation Authority Series K (Transportation Revenue)	5.00	07/01/2012	1,000,000	1,000,240
Puerto Rico Highway & Transportation Authority Series K (Transportation Revenue)	5.00	07/01/2014	1,595,000	1,703,285
Puerto Rico Highway & Transportation Authority Series Y (Tax Revenue)	6.25	07/01/2013	1,000,000	1,046,570
Puerto Rico Highway & Transportation Authority Subordinated (Tax Revenue, FGIC Insured)	5.50	07/01/2012	3,120,000	3,120,842
Puerto Rico Industrial Tourist Educational Adjusted Ana G Mendez University System Project (Education Revenue) ±§	0.55	10/01/2021	12,900,000	12,899,613
Puerto Rico Industrial Tourist Educational Adjusted Ana G Mendez University System Project (Education Revenue)	3.00	04/01/2013	1,640,000	1,659,008
Puerto Rico Municipal Finance Agency Series A (Miscellaneous Revenue)	5.00	08/01/2012	1,000,000	1,003,780
Puerto Rico Municipal Finance Agency Series A (Miscellaneous Revenue, AGM Insured)	6.00	07/01/2012	950,000	950,276
Puerto Rico Municipal Finance Agency Series C (GO, AGM Insured)	5.00	08/01/2013	1,000,000	1,043,670
Puerto Rico Public Buildings Authority Government Facilities Series J (Miscellaneous Revenue, AMBAC Insured) ±§	5.00	07/01/2036	1,415,000	1,415,368
Puerto Rico Sales Tax Financing Corporation MSTR Series SGC-4 Class A (Tax Revenue, Societe Generale LIQ) ±§	0.29	08/01/2057	15,000,000	15,000,000

20	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corporation Series 3036 (Tax Revenue, Morgan Stanley Bank LIQ) ±§	0.33%	08/01/2057	$34,123,313	$34,123,313

				153,670,037

Rhode Island: 0.42%
Cranston RI Refunding Series B (GO)	2.00	07/01/2014	1,250,000	1,273,875
Cranston RI Refunding Series B (GO)	3.00	07/01/2015	1,000,000	1,046,180
Providence RI Series C (GO, NATL-RE, FGIC Insured)	5.50	01/15/2013	1,890,000	1,930,578
Rhode Island Convention Center Authority (Miscellaneous Revenue, NATL-RE Insured) §	5.25	05/15/2015	13,160,000	13,854,716
Rhode Island State Health & Educational Building Corporation Various St. Georges School (Education Revenue, Bank of America NA LIQ) ±§	0.50	10/01/2033	13,150,000	13,150,000

				31,255,349

South Carolina: 0.88%
Piedmont SC Municipal Power Agency CAB 2004 Unrefunded Balance (Utilities Revenue, AMBAC Insured) §¤	0.00	01/01/2013	6,065,000	6,026,305
Richland County SC Series A (Resource Recovery Revenue)	4.60	09/01/2012	2,000,000	2,012,280
South Carolina Jobs EDA Anmed Health Project (Health Revenue)	5.00	02/01/2013	1,000,000	1,025,710
South Carolina Jobs EDA Improvement Palmetto Health (Health Revenue) ±§	0.93	08/01/2039	41,755,000	41,354,987
South Carolina Jobs EDA Refunding Palmetto Health Series A (Health Revenue, AGM Insured)	2.75	08/01/2014	870,000	888,966
South Carolina Jobs EDA Refunding Palmetto Health Series A (Health Revenue, AGM Insured)	4.00	08/01/2013	865,000	893,017
South Carolina State Public Services Authority Santee Cooper Series C (Water & Sewer Revenue) %%	5.00	12/01/2013	5,840,000	6,125,576
South Carolina State Public Services Authority Santee Cooper Series C (Water & Sewer Revenue) %%	5.00	12/01/2014	3,185,000	3,459,643
South Carolina State Public Services Authority Santee Cooper Series B (Water & Sewer Revenue)	5.00	12/01/2013	3,625,000	3,861,785

				65,648,269

South Dakota: 0.01%
Minnehaha County SD Bethany Lutheran Home Project Series A (Health Revenue) §	7.00	12/01/2023	400,000	410,924

Tennessee: 6.14%
Chattanooga Hamilton County TN Refunding Erlanger Health (Health Revenue, AGM Insured)	5.00	10/01/2012	2,220,000	2,244,975
Chattanooga Hamilton County TN Refunding Erlanger Health (Health Revenue, AGM Insured)	5.00	10/01/2012	1,075,000	1,087,094
Elizabethton TN Health & Educational Facilities Board Hospital Series B MBIA (Health Revenue, NATL-RE, IBC Insured) §	7.75	07/01/2029	20,570,000	21,193,682
Hamilton County TN Series 2006 (Miscellaneous Revenue)	0.45	07/06/2012	5,000,000	5,000,000
Johnson City TN Health & Educational Refunding 1st Mortgage Mountain States A-MBIA IBC (Health Revenue, NATL-RE, IBC Insured) §	7.50	07/01/2025	8,000,000	8,242,480
Johnson City TN Health & Educational Refunding Mountain States Health (Health Revenue)	5.00	07/01/2012	3,635,000	3,635,763
Johnson City TN Health & Educational Refunding 1st Mortgage Mountain States Health Series A (Health Revenue, NATL-RE Insured)	6.00	07/01/2012	1,630,000	1,630,391

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	21

Security Name	Interest Rate	Maturity Date	Principal	Value

Tennessee (continued)
Johnson City TN Health & Educational Refunding 1st Mortgage Mountain States Health Series A (Health Revenue) §	7.50%	07/01/2025	$8,960,000	$9,231,578
Johnson City TN Health & Educational Refunding 1st Mortgage Mountain States Health Series A (Health Revenue) §	7.50	07/01/2033	6,000,000	6,181,860
Knox County TN Health Educational & Housing Facilities Board (Health Revenue, NATL-RE Insured)	6.25	01/01/2013	3,000,000	3,081,300
Memphis Shelby County TN Industrial Development Board Boys & Girls Club Series A (Miscellaneous Revenue, SunTrust Bank LOC) ±§	0.47	01/01/2028	4,530,000	4,530,000
Metropolitan Government of Nashville & Davidson County TN (Water & Sewer Revenue, NATL-RE, FGIC Insured) §	5.20	01/01/2013	1,640,000	1,677,097
Metropolitan Nashville TN Airport Authority (Airport Revenue, Societe Generale LOC) ±§	0.79	07/01/2019	5,800,000	5,800,000
Montgomery County TN Public Building Authority Adjusted Tennessee County Loan Pool (Miscellaneous Revenue, Bank of America NA LOC) ±§	0.45	02/01/2036	13,950,000	13,950,000
Montgomery County TN Public Building Authority Various Tennessee County Loan Pool (Miscellaneous Revenue, Bank of America NA LOC) ±§	0.45	07/01/2038	31,765,000	31,765,000
Municipal Energy Acquisition Corporation Tennessee Gas Revenue PUTTER Series 1578 (Utilities Revenue) ±§	0.42	12/01/2016	155,000,000	155,000,000
Municipal Energy Acquisition Corporation Tennessee Gas Revenue PUTTER Series 1579 (Utilities Revenue, JPMorgan Chase & Company LOC) ±§	0.42	12/01/2016	30,000,000	30,000,000
Tennergy Corporation Tennessee PUTTER Gas Project Series 1258Q (Utilities Revenue, JPMorgan Chase & Company LIQ) ±§	0.34	05/01/2016	50,000,000	50,000,000
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	09/01/2012	34,300,000	34,546,960
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	09/01/2013	13,735,000	14,275,747
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	02/01/2014	1,965,000	2,052,187
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	09/01/2014	22,150,000	23,527,952
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	09/01/2015	15,245,000	16,514,451
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	09/01/2016	1,000,000	1,096,040
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	02/01/2016	6,480,000	6,955,243
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	02/01/2017	6,800,000	7,354,540

				460,574,340

Texas: 9.32%
Arlington TX Special Obligation Dallas Cowboys Series A (Tax Revenue, NATL-RE Insured) §	5.00	08/15/2034	4,655,000	4,842,643
Austin TX Subseries B (Tax Revenue, Bank of America NA LOC) ±§	0.30	11/15/2029	12,365,000	12,365,000
Austin TX Water and Wastewater Various Refunding (Utilities Revenue, AGM Insured, Landesbank Baden-Wuerttemberg SPA) ±§	0.40	05/15/2024	2,890,000	2,890,000
Central Texas Regional Mobility Authority (Transportation Revenue, NATL-RE, FGIC Insured)	5.00	01/01/2013	2,720,000	2,753,402
Coastal Bend Texas Health Facilities Development Corporation (Health Revenue, AGM Insured) ±§(m)	0.38	07/01/2031	29,200,000	29,200,000
Eagle Mountain & Saginaw TX Independent School District MSTR Series SGA 141 (GO, Permanent School Fund Guaranteed Insured, Societe Generale LIQ) ±§	0.52	08/15/2030	16,000,000	16,000,000
Eagle Mountain & Saginaw TX Independent Various School Building (GO, Permanent School Fund Guaranteed Insured) ±§	2.50	08/01/2050	2,000,000	2,072,520
Harris County TX Health Facilities Development Corporation Series A3 (Health Revenue, AGM Insured) ±§(m)	0.43	07/01/2031	35,225,000	35,225,000
Harris County TX Health Facilities Development Corporation Series A4 (Health Revenue, AGM Insured) ±§(m)	0.38	07/01/2031	21,675,000	21,675,000

22	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Texas (continued)
Harris County TX MSTR Series SGC 31-Class A (Miscellaneous Revenue, Societe Generale LOC & LIQ) ±§	0.29%	08/15/2035	$23,695,000	$23,695,000
Harris County TX Series 3060X (Transportation Revenue, Morgan Stanley Bank LIQ) ±§144A	0.27	08/15/2038	6,125,000	6,125,000
Houston City TX Water Conveyance System Series J (Miscellaneous Revenue, AMBAC Insured)	6.25	12/15/2013	3,500,000	3,697,365
Houston TX PFOTER 265 (Water & Sewer Revenue, FSA Insured, Dexia Credit Local LIQ) ±§	0.75	12/01/2028	6,850,000	6,850,000
Houston TX Utility System Revenue Refunding Combined First Lien Security Industry & Financial Market Association Index Series A (Miscellaneous Revenue) ±§	0.73	05/15/2034	29,800,000	29,859,898
Houston TX Water & Sewer System (Water & Sewer Revenue, NATL-RE Insured, Bank of America NA SPA) ±§	0.32	12/01/2023	12,495,000	12,495,000
Katy TX Independent School District Various Refunding Series C (GO, PSF-GTD Insured) ±§%%	0.82	08/15/2036	14,500,000	14,496,520
Lower Colorado River TX Authority Revenue Prerefunded 2012-4 Refunding & Improvement (Utilities Revenue, AMBAC Insured) §	5.25	05/15/2014	50,000	52,140
Lower Colorado River TX Authority Revenue Unrefunded 2012-4 Refunding & Improvement (Utilities Revenue, AMBAC Insured) §	5.25	05/15/2014	450,000	468,644
Lubbock TX Health Facilities Development Corporation St. Joseph Health Systems Series A (Hospital Revenue) ±§	3.05	07/01/2030	10,110,000	10,185,218
Mission TX Economic Development Corporation Solid Waste Disposal Republic Services Incorporated Series A (Resource Recovery Revenue) ±§	0.45	01/01/2020	32,500,000	32,500,000
North Central Texas Health Facility Development Corporation Children’s Medical Center Project (Health Revenue, NATL-RE Insured) §	5.75	08/15/2013	3,065,000	3,076,984
North Texas Higher Education Authority Incorporated Student Loan Series 1 Class A-1 (Education Revenue) ±	0.87	07/01/2019	31,860,000	31,751,995
North Texas Tollway Authority First Tier Series L-2 (Transportation Revenue) ±§	6.00	01/01/2038	17,560,000	18,029,730
Tarrant County TX Cultural Education Facilities Financing Corporation Floaters Series 1762 (Health Revenue, Morgan Stanley Bank LIQ) ±§	0.33	02/15/2036	9,875,000	9,875,000
Tarrant County TX Cultural Education Facilities Financing Corporation Floaters Series 2834 (Health Revenue, Morgan Stanley Bank LIQ) ±§	0.33	02/15/2036	31,970,000	31,970,000
Texas Municipal Gas Acquisition & Supply Corporation I Gas Supply Revenue Senior Lien Series A (Utilities Revenue)	5.00	12/15/2014	3,895,000	4,124,338
Texas Municipal Gas Acquisition & Supply Corporation I Series A (Utilities Revenue)	5.00	12/15/2015	550,000	588,379
Texas Municipal Gas Acquisition & Supply Corporation II (Utilities Revenue, BNP Paribas LIQ) ±§	0.58	09/15/2018	77,390,000	77,390,000
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series D (Utilities Revenue) §	5.63	12/15/2017	53,990,000	59,964,533
Texas Municipal Gas Acquisition & Supply Corporation Series A (Utilities Revenue) ±§	1.01	09/15/2017	44,950,000	43,836,589
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±§	0.65	09/15/2017	92,325,000	89,923,627
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±§	0.86	12/15/2017	5,980,000	5,565,108
Texas PFA (Miscellaneous Revenue)	2.60	07/01/2020	18,050,000	18,195,122
Texas SA Energy Acquisition Public Facility Corporation (Utilities Revenue)	5.00	08/01/2012	2,000,000	2,008,080
Texas SA Energy Acquisition Public Facility Corporation (Utilities Revenue)	5.25	08/01/2015	1,780,000	1,901,538
Texas State Transportation Series B (Transportation Revenue, Banco Bilboa Vizcaya SPA) ±§	0.70	04/01/2026	16,600,000	16,600,000

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	23

Security Name	Interest Rate	Maturity Date	Principal	Value

Texas (continued)
Weslaco TX Health Facilities Development Various Refunding and Improvement Knapp Medical Center Series A (Health Revenue, Compass Bank LOC) ±§	1.23%	06/01/2038	$7,540,000	$7,540,000
Weslaco TX Health Facilities Development Various Refunding Knapp Medical Center Series B (Health Revenue, Compass Bank LOC) ±§	1.23	06/01/2031	8,620,000	8,620,000

				698,409,373

Virgin Islands: 0.25%
Virgin Islands PFA Matching Funding Loan Note Senior Lien Series A (Tax Revenue)	4.00	10/01/2012	300,000	301,860
Virgin Islands PFA Matching Funding Loan Note Senior Lien Series A (Tax Revenue)	4.00	10/01/2013	400,000	410,804
Virgin Islands PFA Senior Lien Series B (Miscellaneous Revenue)	5.00	10/01/2012	10,500,000	10,591,665
Virgin Islands PFA Subordinated Lien Series C (Miscellaneous Revenue)	5.00	10/01/2012	6,675,000	6,723,060
Virgin Islands Water & Power Authority Series A (Utilities Revenue)	4.00	07/01/2012	1,000,000	1,000,120

				19,027,509

Virginia: 0.49%
Alexandria VA IDA Various American Association Study Liver Project (Miscellaneous Revenue, SunTrust Bank LOC) ±§	0.47	08/01/2036	1,360,000	1,360,000
Alexandria VA IDA Various American Statistical Association (IDR, SunTrust Bank LOC) ±§	0.47	08/01/2030	4,650,000	4,650,000
James City County VA EDA Various Virginia United Methodist Homes Series C (Health Revenue, LaSalle Bank NA LOC) ±§	0.38	07/01/2017	14,335,000	14,335,000
Pittsylvania County VA Refunding Notes Series A (GO) §	3.50	07/15/2013	3,500,000	3,509,800
Smyth County VA IDA (Health Revenue)	3.00	07/01/2012	3,560,000	3,560,320
Virginia Beach VA Development Authority Various Residential Rental Silver Hill (Housing Revenue, SunTrust Bank LOC) ±§	0.56	05/01/2025	3,200,000	3,200,000
Virginia State Biotechnology Research Partnership Authority VA Blood Services Project (Health Revenue, SunTrust Bank LOC) ±§	0.47	10/01/2028	2,255,000	2,255,000
Virginia State Small Business Financing Authority Childrens Hospital Kings Project (Health Revenue, Bank of America NA LOC) ±§	0.36	01/01/2036	4,000,000	4,000,000

				36,870,120

Washington: 0.48%
Energy Northwest Washington Refunding Columbia Generating Series A (Utilities Revenue, NATL-RE Insured) §	5.75	07/01/2018	1,000,000	1,000,310
Energy Northwest Washington Refunding Project 1 Series A (Utilities Revenue)	5.00	07/01/2013	5,000,000	5,238,350
Greater Wenatchee WA Regional Events Center Public Facilities District Revenue Limited Sales Tax BAN (Tax Revenue, GO of District Insured) (s)	5.00	12/01/2011	3,729,090	3,523,990
Washington EDFA (Resource Recovery Revenue) ±§	2.00	11/01/2017	7,000,000	7,049,980
Washington HCFA Central Washington Health Services (Health Revenue)	5.00	07/01/2012	560,000	560,101
Washington HCFA Series A (Health Revenue)	5.00	08/15/2012	1,000,000	1,005,230
Washington MSTR Series SGB13 (GO, Societe Generale LIQ) ±§	0.55	05/01/2018	17,270,000	17,270,000

				35,647,961

West Virginia: 1.01%
Cabell County WV University Facilities (Education Revenue, Bank of America NA LOC) ±§	0.36	07/01/2039	44,950,000	44,950,000

24	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of Investments—June 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

West Virginia (continued)
Mason County WV PCR Appalachian Power Company (Utilities Revenue) ±§	2.00%	10/01/2022	$20,000,000	$20,096,600
West Virginia Solid Waste Disposal Facilities Amos Project Series A (Utilities Revenue) ±§	2.00	01/01/2041	10,000,000	10,007,700
West Virginia State Hospital Finance Authority Various Pallottine Health Services Project (Health Revenue, Fifth Third Bank LOC) ±§	0.32	10/01/2036	480,000	480,000

				75,534,300

Wisconsin: 1.67%
Milwaukee County WI Airport Revenue AMT Refunding Series B (Airport Revenue)	5.00	12/01/2012	1,000,000	1,019,080
Wisconsin State PFOTER 628 (Health Revenue, NATL-RE Insured, Bank of America NA LIQ) ±§144A	0.41	08/15/2023	77,600,000	77,600,000
Wisconsin State HEFA Agnesian Health Care Incorporated (Health Revenue)	5.00	07/01/2013	735,000	765,098
Wisconsin State HEFA Aurora Health Care Incorporated Obligated (Health Revenue, NATL-RE Insured)	5.25	08/15/2012	3,720,000	3,731,086
Wisconsin State HEFA Aurora Health Care Incorporated Series B (Health Revenue)	4.00	07/15/2012	5,000,000	5,007,800
Wisconsin State HEFA Aurora Health Care Incorporated Series B (Health Revenue)	5.00	07/15/2013	6,000,000	6,272,144
Wisconsin State HEFA Aurora Health Care Incorporated Series 10-C (Health Revenue)	0.50	07/02/2012	15,000,000	15,000,000
Wisconsin State HEFA Bellin Memorial (Health Revenue, AMBAC Insured) §	5.63	02/15/2013	85,000	86,663
Wisconsin State HEFA Refunding Thedacare Incorporated (Health Revenue)	3.00	12/15/2012	870,000	876,073
Wisconsin State HEFA Series 2113 (Health Revenue, Morgan Stanley Bank LIQ) ±§	0.38	08/15/2034	15,000,000	15,000,000

				125,357,944

Total Municipal Obligations (Cost $7,460,444,365)				7,486,951,084

	Yield		Shares
Short-Term Investments: 1.21%

Investment Companies: 1.21%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01		90,835,217	90,835,217

Total Short-Term Investments (Cost $90,835,217)				90,835,217

Total Investments in Securities
(Cost $7,551,279,582)*	101.10%	7,577,786,301
Other Assets and Liabilities, Net	(1.10)	(82,169,410)

Total Net Assets	100.00%	$7,495,616,891

Portfolio of Investments—June 30, 2012	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	25

±	Variable rate investment

§	These securities are subject to a demand feature which reduces the effective maturity.

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.
(i)	Illiquid security for which the designation as illiquid is unaudited.

%%	Security issued on a when-issued basis

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

¤	Security issued in zero coupon form with no periodic interest payments.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities.

*	Cost for federal income tax purposes is $7,551,228,161 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$32,352,545
Gross unrealized depreciation	(5,794,405)

Net unrealized appreciation	$26,558,140

Report of Independent Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF

WELLS FARGO FUNDS TRUST:

We have audited the financial statements of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund, Wells Fargo Advantage Municipal Bond Fund, and the Wells Fargo Advantage Ultra Short-Term Municipal Income Fund (the Funds), three of the funds comprising the Wells Fargo Funds Trust, as of June 30, 2012, and for each of the years or periods presented and have issued our unqualified reports thereon dated August 24, 2012 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Boards (United States). Our audits included audits of the Funds’ portfolios of investments (the Portfolios) as of June 30, 2012 appearing in Item 6 of this Form N-CSR. These Portfolios are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these Portfolios based on our audits.

In our opinion, the Portfolios referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

August 24, 2012

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: August 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: August 24, 2012

By:	/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date: August 24, 2012